UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22649

iShares U.S. ETF Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1.	Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

OCTOBER 31, 2018

2018 ANNUAL REPORT

iShares U.S. ETF Trust

  iShares Short Maturity Bond ETF | NEAR | Cboe BZX

  iShares Short Maturity Municipal Bond ETF | MEAR | Cboe BZX

  iShares Ultra Short-Term Bond ETF | ICSH | Cboe BZX

Market Overview

iShares U.S. ETF Trust

U.S. Bond Market Overview

The U.S. bond market declined for the 12 months ended October 31, 2018 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -2.05%. The negative return for U.S. bonds was primarily due to a stronger U.S. economy and higher interest rates. Driven in part by the stimulative effect of federal tax reform legislation, the U.S. economy grew by 3% for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Key components of the strengthening economy included the job market, where the unemployment rate declined to its lowest level since December 1969; industrial production, which increased at its sharpest year-over-year pace in nearly eight years; and retail sales, which accelerated for much of the reporting period before slowing in the last two months.

Faster economic growth led to higher inflation, though it remained low by historical standards. As measured by the consumer price index, the year-over-year U.S. inflation rate rose to 2.9% in mid-2018 — its fastest rate in more than six years — before falling back to 2.3% by the end of the reporting period. By comparison, the long-term historical average inflation rate is 3.3%.

In this environment, the U.S. Federal Reserve Bank (“Fed”) continued its efforts to normalize monetary policy. The Fed increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. In addition, the Fed reduced its holdings of U.S. Treasury and mortgage-backed securities by approximately 7% during the reporting period, after quadrupling its holdings in response to the 2008 financial crisis.

Interest rates increased broadly in response to the improving economy and higher inflation. Short-term interest rates increased the most, reflecting the Fed’s actions. For example, the yield of the two-year U.S. Treasury note increased from 1.60% to 2.87% during the reporting period. Longer-term interest rates rose to a lesser degree; the yield of the 30-year U.S. Treasury bond increased from 2.88% to 3.39%. These developments led to the narrowest yield difference, or spread, between short-term and longer-term U.S. Treasury securities in more than 11 years.

Higher interest rates had the most significant impact on U.S. Treasury securities, which typically have greater sensitivity to changes in interest rates compared with other higher-yielding sectors of the bond market. Consequently, the prices of U.S. Treasury bonds declined as interest rates increased during the reporting period. U.S. Treasury inflation-protected securities also declined but to a lesser degree as the inflation rate increased.

Corporate bonds posted mixed returns for the reporting period. Despite the positive economic environment, investment-grade corporate bonds declined the most among the major bond sectors. In addition to higher interest rates, investor concerns about high corporate debt levels, a decline in average credit quality, and relatively high valuations contributed to the weakness in investment-grade corporate bonds. In contrast, high-yield corporate bonds, which have lower credit ratings, performed relatively well, as their higher yields buffered price declines. Strong investor demand for yield, lower issuance levels, and limited interest rate sensitivity contributed to the positive performance of high-yield corporate bonds.

Among securitized bonds, asset-backed securities (bonds backed by credit card receivables, auto loans, and other debt) posted positive returns for the reporting period, benefiting from their higher yields and relatively short maturities. Mortgage-backed securities, both residential and commercial, declined but to a lesser degree than the broader bond market.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® Short Maturity Bond ETF

Investment Objective

The iShares Short Maturity Bond ETF (the “Fund”) seeks to maximize current income by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed income securities and maintain a weighted average maturity that is less than three years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	1.78%	1.24%	1.24%	1.78%	6.36%	6.51%
Fund Market	1.78	1.24	1.25	1.78	6.36	6.53
Bloomberg Barclays Short-Term Government/Corporate Index	1.68	0.76	0.74	1.68	3.84	3.85

The inception date of the Fund was 9/25/13. The first day of secondary market trading was 9/26/13.

The Bloomberg Barclays Short-Term Government/Corporate Index an unmanaged index that measures the performance of government and corporate securities with less than 1 year remaining to maturity.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,011.00	$ 1.27		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

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Fund Summary as of October 31, 2018 (continued)	iShares® Short Maturity Bond ETF

Portfolio Management Commentary

Short-term investment-grade bonds posted positive returns for the reporting period. While longer-term bond prices generally declined in the wake of four interest rate increases by the Fed, the shortest-term bonds are the least sensitive to interest rate changes.

The Fund performed well relative to the Bloomberg Barclays Short-Term Government/Corporate Index. The Fund’s performance relative to the broader short-term bond market benefited from overweight allocations to corporate credit and securitized products, including asset-backed securities (“ABSs”) and commercial mortgage-backed securities (“CMBSs”).

In the Fund’s corporate allocation, the largest contributors to the Fund’s performance were financial and industrial bonds. In general, corporate securities benefited from strong economic growth, tax reform, and healthy earnings. High demand from yield-seeking buyers also boosted corporate bonds.

Banks were the leading contributors to the Fund’s return. These issuers made up 23% of the Fund on average during the reporting period. Despite a flattening yield curve (the difference between short-term and long-term interest rates), banks generally benefited from increasing interest rates, as revenues from longer-term, higher-rate loans outpaced increases in deposit costs. In the industrial sector, overweight allocations to both the consumer non-cyclicals and consumer cyclicals industries were beneficial to the Fund’s performance, reflecting the strong economy, a decades-low unemployment rate, and healthy consumer spending.

Among securitized products, overweight positions in ABSs and CMBSs benefited the Fund, as investors seeking yield drove demand for these products. In addition, CMBSs benefited from falling delinquency rates for commercial loans. Rising property values and the easy availability of financing helped keep commercial mortgage defaults low.

For most of the reporting period, the Fund maintained a similar or shorter interest rate sensitivity (less price sensitivity to interest rate changes) relative to the Bloomberg Barclays Short-Term Government/Corporate Index. This position reflected expectations of interest rate increases by the Fed. By the end of the reporting period, the Fund moved to a slightly longer interest rate sensitivity relative to the broader market.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE
Investment Type	Percent of Total Investments	(a)
Corporate Bonds & Notes	63.2%
Asset-Backed Securities	26.9
Collaterized Mortgage Obligations	4.8
Commercial Paper	2.1
Certificates of Deposit	1.9
Repurchase Agreements	0.7
U. S. Government & Agency Obligations	0.4

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	20.1%
Aa	7.8
A	19.9
Baa	33.5
Ba	1.6
P-1	3.1
P-3	1.0
Aaae	0.5
Not Rated	12.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2018	iShares® Short Maturity Municipal Bond ETF

Investment Objective

The iShares Short Maturity Municipal Bond ETF (the “Fund”) seeks to maximize tax-free current income by investing, under normal circumstances, at least 80% of its net assets in municipal securities such that the interest on each bond is exempt from U.S. federal income taxes and the federal alternative minimum tax. Under normal circumstances, the effective duration of the Fund’s portfolio is expected to be 1.2 years or less, as calculated by the management team, and is not expected to exceed 1.5 years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.95%	0.84%	0.95%	3.10%
Fund Market	1.01	0.86	1.01	3.20
Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index	0.65	0.72	0.65	2.67

The inception date of the Fund was 3/3/15. The first day of secondary market trading was 3/5/15.

The Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,008.50	$ 1.27		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

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Fund Summary as of October 31, 2018 (continued)	iShares® Short Maturity Municipal Bond ETF

Portfolio Management Commentary

Short-term municipal bonds posted a positive return for the reporting period. While longer-term municipal bond prices generally declined in the wake of four interest rate increases by the Fed, short-term municipal bonds are the least sensitive to interest rate changes. The Fund further maintained a defensive strategy to minimize the effect of rising interest rates.

Supply and demand were mixed. Supply surged as tax reform led to a spike in refunding issuances in late 2017, but that spike was followed by lower-than-normal issuances in 2018. Tax reform also worked to boost demand for municipal bonds, particularly from investors in higher-income tax states such as New York and California. New limits to the deductibility of state income taxes made tax-exempt municipal bonds more attractive for investors from these areas. This helped to offset a decline in demand for municipal bonds from banks and other corporations, which have a smaller incentive to invest in tax-exempt securities following the reduction of the corporate tax rate.

The Fund performed well relative to the broader market, as represented by the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index. The Fund benefited from overweight positions in bonds rated in the A and BBB categories by Standard & Poor’s, as the higher yields for this class of credit offered attractive yields relative to higher-quality AAA-rated bonds. Strong demand from income investors and a wave of reinvested coupon and principal payments helped support the market for higher-yielding municipal bonds.

To mitigate the effect of rising interest rates, the Fund maintained an overweight allocation to variable-rate demand notes (“VRDNs”). Since interest rates on VRDN securities reset periodically, bondholders can benefit from these interest rate changes. Consequently, the overweight allocation to VRDNs contributed to the Fund’s relative return.

Overweight allocations to tax-backed state and local bonds and school district bonds also contributed to the Fund’s relative performance. On the downside, an underweight allocation to pre-refunded debt securities detracted from the Fund’s relative return.

Portfolio Information

ALLOCATION BY CREDIT QUALITY
S&P Credit Rating*	Percent of Total Investments	(a)
AA	20.9%
AA-	1.2
A+	2.8
A	29.7
A-	1.8
BBB+	14.2
BBB	0.3
Not Rated	29.1

TEN LARGEST STATES
State	Percent of Total Investments	(a)
New Jersey	22.3%
New York	19.1
Illinois	8.7
Wisconsin	5.4
Iowa	5.2
Texas	4.8
Washington	4.4
Virginia	3.9
Georgia	3.8
Connecticut	3.2

*

Credit quality ratings shown reflect the ratings assigned by Standard & Poor’s Ratings Service (“S&P”), a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2018	iShares® Ultra Short-Term Bond ETF

Investment Objective

The iShares Ultra Short-Term Bond ETF (the “Fund”) seeks to provide current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed- and floating-rate debt securities and maintain a dollar-weighted average maturity that is less than 180 days. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	2.02%	1.06%	2.02%	5.27%
Fund Market	2.08	1.07	2.08	5.33
ICE BofAML 6-Month US Treasury Bill Index	1.68	0.71	1.68	3.52

The inception date of the Fund was 12/11/13. The first day of secondary market trading was 12/13/13.

The ICE BofAML 6-Month US Treasury Bill Index is an unmanaged index that measures the performance of government securities with less than 6 months remaining to maturity.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,012.70	$ 0.41		$ 1,000.00	$ 1,024.80	$ 0.41		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

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Fund Summary as of October 31, 2018 (continued)	iShares® Ultra Short-Term Bond ETF

Portfolio Management Commentary

Ultra-short-term bonds posted a positive return for the reporting period. While bond prices generally declined in the wake of four interest rate increases by the Fed, the shortest-term bonds are the least sensitive to interest rate changes. In addition, the Fund is designed to exhibit little share price volatility in most interest rate environments, as demonstrated during the reporting period.

The Fund performed well relative to the Bank of America Merrill Lynch 6-Month U.S. Treasury Bill Index. The largest contributor to the Fund’s return relative to the broader ultra-short-term bond market was an overweight allocation to corporate bonds. Corporate debt benefited from strong economic growth, tax reform, and healthy earnings. In addition, high demand from yield-seeking buyers boosted corporate bonds.

Within the corporate sector, banks were the largest contributors to the Fund’s return. These issuers made up 32% of the Fund on average during the reporting period. Despite a flattening yield curve (the difference between short-term and long-term interest rates), banks generally benefited from increasing interest rates, as revenues from longer-term, higher-rate loans outpaced increases in deposit costs. Bonds issued by industrial companies were also contributors to the Fund’s performance, as industrial production increased, driven by strong demand for consumer products and industrial goods.

Floating-rate notes (“floaters”), which offer some protection from rising interest rates, also contributed to the Fund’s return. Floaters periodically reset their interest rate paid to investors, therefore increasing their payments when interest rates are rising. Toward the end of the reporting period, the Fund reduced its allocation to fully valued floaters in the industrial sector in favor of more attractively valued fixed-rate securities. For example, yields on two-year Treasury notes reached their highest level since 2008 so the Fund added exposure to select maturities with attractive yields. The Fund also increased exposure to asset-backed securities, which offered an attractive risk-reward trade-off.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE
Investment Type	Percent of Total Investments	(a)
Corporate Bonds & Notes	38.8%
Commercial Paper	35.6
Certificates of Deposit	18.8
Repurchase Agreements	4.6
Asset-Backed Securities	2.2

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	1.7%
Aa	16.5
A	24.2
Baa	2.4
P-1	30.9
P-2	14.0
Not Rated	10.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Schedule of Investments October 31, 2018	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Adams Mill CLO Ltd., Series 2014-1A, Class A2, 3.54%, 07/15/26 (Call 01/15/19), (3 mo. LIBOR US + 1.100%)(a)(b)	$6,396	$6,396,913
Ally Auto Receivables Trust, Class A2, 2.72%, 05/17/21 (Call 01/15/22)	12,910	12,891,868
ALM VII Ltd., Series 2012-7A, Class A1R, 3.92%, 10/15/28 (Call 01/15/19), (3 mo. LIBOR US + 1.480%)(a)(b)	9,000	9,027,326
ALM XII Ltd., Class A1R, 3.33%, 04/16/27 (Call 01/16/19), (3 mo. LIBOR US + 0.890%)(a)(b)	3,735	3,734,188
ALM XVII Ltd., Class A1AR, 3.37%, 01/15/28 (Call 07/15/19), (3 mo. LIBOR US + 0.930%)(a)(b)	22,500	22,466,050
American Express Credit Account Master Trust
Series 2017-1, Class A, 1.93%, 09/15/22	10,500	10,342,331
Series 2017-4, Class A, 1.64%, 12/15/21	21,395	21,266,835
Americredit Automobile Receivables Trust, Class A2, 2.71%, 07/19/21 (Call 04/18/22)	12,140	12,120,745
AmeriCredit Automobile Receivables Trust
Series 2016-4, Class A3, 1.53%, 07/08/21 (Call 01/08/21)	19,085	18,976,760
Series 2017-1, Class A3, 1.87%, 08/18/21 (Call 10/18/20)	820	815,097
Series 2017-3, Class A3, 1.90%, 03/18/22 (Call 04/18/21)	19,200	18,965,182
AMMC CLO 15 Ltd., Series 2014-15A, Class AXR, 3.58%, 12/09/26 (Call 12/09/18), (3 mo. LIBOR US + 1.250%)(a)(b)	1,688	1,688,847
Arbor Realty Commercial Real Estate Notes Ltd., Series 2017-FL1, Class A, 3.58%, 04/15/27 (Call 11/15/19), (1 mo. LIBOR US + 1.300%)(a)(b)	12,170	12,198,800
Ares XXIX CLO Ltd., Series 2014-1A, Class A1R, 3.64%, 04/17/26 (Call 01/17/19), (3 mo. LIBOR US + 1.190%)(a)(b)	8,697	8,700,083
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class AR, 3.14%, 11/17/27 (Call 11/17/18), (3 mo. LIBOR US + 0.830%)(a)(b)	4,350	4,334,365
Atlas Senior Loan Fund IV Ltd., Class A1RR, 2.99%, 02/17/26 (Call 11/15/18), (3 mo. LIBOR US + 0.680%)(a)(b)	4,342	4,341,330
Avery Point IV CLO Ltd., 3.59%, 04/25/26 (Call 01/25/19), (3 mo. LIBOR US + 1.100%)(a)(b)	5,494	5,496,458
BA Credit Card Trust, Class A1, 1.95%, 08/15/22	21,000	20,688,072
BlueMountain CLO Ltd., Series 2012-2A, Class AR, 3.74%, 11/20/28 (Call 11/20/18), (3 mo. LIBOR US + 1.420%)(a)(b)	11,000	11,006,065
BMW Floorplan Master Owner Trust, Class A2, 2.60%, 05/15/23, (1 mo. LIBOR US + 0.320%)(a)(b)	21,060	21,092,807
Cabela’s Credit Card Master Note Trust, Series 2014-2, Class A, 2.73%, 07/15/22, (1 mo. LIBOR US + 0.450%)(b)	3,500	3,506,718
Capital One Multi-Asset Execution Trust, Series 2016-A1, Class A1, 2.73%, 02/15/22, (1 mo. LIBOR US + 0.450%)(b)	38,000	38,056,320
Carlyle Global Market Strategies CLO Ltd.
Series 2012-3A, Class A1R, 3.89%, 10/14/28 (Call 01/14/19), (3 mo. LIBOR US + 1.450%)(a)(b)	9,000	9,002,208
Series 2013-2A, Class AR, 3.33%, 01/18/29 (Call 01/18/19), (3 mo. LIBOR US + 0.890%)(a)(b)	6,210	6,189,999

Security	Par (000)	Value

CarMax Auto Owner Trust
Series 2015-1, Class A4, 1.83%, 07/15/20 (Call 04/15/19)	$20,647	$20,584,943
Series 2018-2, Class A2, 2.73%, 08/16/21 (Call 12/15/21)	11,660	11,639,062
Cedar Funding II CLO Ltd., Series 2013-1A, Class A1R, 3.56%, 06/09/30 (Call 06/09/19), (3 mo. LIBOR US + 1.230%)(a)(b)	8,000	8,010,822
Cedar Funding VI CLO Ltd., Class AR, 3.56%, 10/20/28 (Call 10/20/19), (3 mo. LIBOR US + 1.090%)(a)(b)	20,500	20,499,287
Chase Issuance Trust
Series 2013-A9, Class A, 2.70%, 11/15/20, (1 mo. LIBOR US + 0.420%)(b)	11,815	11,817,214
Series 2014-A5, Class A5, 2.65%, 04/15/21, (1 mo. LIBOR US + 0.370%)(b)	7,000	7,008,750
Series 2016-A1, Class A, 2.69%, 05/15/21, (1 mo. LIBOR US + 0.410%)(b)	36,750	36,819,116
Chesapeake Funding II LLC
Series 2016-1A, Class A2, 3.43%, 03/15/28, (1 mo. LIBOR US + 1.150%)(a)(b)	6,166	6,182,494
Series 2016-2A, Class A2, 3.28%, 06/15/28 (Call 08/15/19), (1 mo. LIBOR US + 1.000%)(a)(b)	5,680	5,695,801
CIFC Funding Ltd.
Class A, 3.71%, 04/20/30 (Call 04/20/19), (3 mo. LIBOR US + 1.240%)(a)(b)	6,375	6,383,178
Class A1A, 3.59%, 10/17/30, (3 mo. LIBOR US + 1.130%)(a)(b)(c)	15,175	15,175,000
Series 2015-2A, Class AR, 3.22%, 04/15/27 (Call 01/15/19), (3 mo. LIBOR US + 0.780%)(a)(b)	17,000	16,923,019
Citibank Credit Card Issuance Trust
Series 2016-A1, Class A1, 1.75%, 11/19/21	14,385	14,188,951
Series 2017-A9, Class A9, 1.80%, 09/20/21	14,535	14,387,788
CNH Equipment Trust, Series 2017-B, Class A3, 1.86%, 09/15/22 (Call 08/15/21)	19,320	18,992,296
Discover Card Execution Note Trust
Series 2014-A1, Class A1, 2.71%, 07/15/21, (1 mo. LIBOR US + 0.430%)(b)	6,760	6,764,881
Series 2016-A1, Class A1, 1.64%, 07/15/21	8,915	8,898,081
Drive Auto Receivables Trust
Class A2, 2.64%, 09/15/20 (Call 02/15/22)	8,803	8,799,304
Class A2, 2.75%, 10/15/20 (Call 05/15/22)	12,000	11,991,017
Class A3, 3.01%, 11/15/21 (Call 05/15/22)	35,660	35,620,392
Series 2017-2, Class B, 2.25%, 06/15/21 (Call 06/15/20)	1,852	1,850,045
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, 3.34%, 04/15/29 (Call 10/15/19), (3 mo. LIBOR US + 0.900%)(a)(b)	16,350	16,283,261
Enterprise Fleet Financing LLC 2.13%, 07/20/22(a)	1,983	1,971,595
2.13%, 05/22/23(a)	7,123	7,054,346
Series 2015-2, Class A3, 2.09%, 02/22/21(a)	2,660	2,651,608
Series 2016-1, Class A2, 1.83%, 09/20/21(a)	1,556	1,555,387
Series 2017-2, Class A2, 1.97%, 01/20/23(a)	12,918	12,819,745
Ford Credit Floorplan Master Owner Trust
Series 2014-2, Class A, 2.78%, 02/15/21, (1 mo. LIBOR US + 0.500%)(b)	11,000	11,018,987
Series 2016-1, Class A2, 3.18%, 02/15/21, (1 mo. LIBOR US + 0.900%)(b)	10,000	10,027,891
Series 2016-3, Class A2, 2.90%, 07/15/21, (1 mo. LIBOR US + 0.620%)(b)	10,000	10,033,200

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2018	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ford Credit Floorplan Master Owner Trust A, Series 2016-1, Class A1, 1.76%, 02/15/21	$24,775	$24,702,003
GM Financial Consumer Automobile Receivables Trust, Class A2, 2.93%, 11/16/21 (Call 09/16/22)	23,250	23,229,965
GoldenTree Loan Opportunities IX Ltd., Class AR2, 3.62%, 10/29/29 (Call 10/29/20), (3 mo. LIBOR US + 1.110%)(a)(b)(c)	16,680	16,680,000
Halcyon Loan Advisors Funding Ltd., Class AR, 3.57%, 07/25/27 (Call 07/25/19), (3 mo. LIBOR US + 1.080%)(a)(b)(c)	16,185	16,185,000
Honda Auto Receivables Owner Trust
Class A4, 3.16%, 08/19/24 (Call 07/18/21)	5,705	5,692,229
Series 2015-3, Class A4, 1.56%, 10/18/21 (Call 12/18/18)	6,596	6,584,877
Series 2015-4, Class A4, 1.44%, 01/21/22 (Call 02/21/19)	6,025	6,000,908
Series 2016-2, Class A3, 1.39%, 04/15/20 (Call 08/15/19)	3,991	3,973,179
Series 2016-2, Class A4, 1.62%, 08/15/22 (Call 08/15/19)	18,000	17,819,978
John Deere Owner Trust, Series 2017-B, Class A3, 1.82%, 10/15/21 (Call 01/15/21)	9,890	9,750,321
LCM XX LP, Class AR, 3.38%, 10/20/27, (3 mo. LIBOR US + 1.040%)(a)(b)	13,750	13,749,647
LCM Xxiv Ltd., Series 24A, Class A, 3.78%, 03/20/30 (Call 04/20/19), (3 mo. LIBOR US + 1.310%)(a)(b)	2,000	2,008,520
LoanCore Issuer Ltd., Class A, 3.41%, 05/15/28 (Call 05/15/20), (1 mo. LIBOR US + 1.130%)(a)(b)	9,450	9,467,590
Madison Park Funding X Ltd., Series 2012-10A, Class AR, 3.92%, 01/20/29 (Call 01/20/19), (3 mo. LIBOR US + 1.450%)(a)(b)	6,250	6,259,436
Madison Park Funding XIII Ltd., Class AR2, 3.40%, 04/19/30 (Call 01/19/19), (3 mo. LIBOR US + 0.950%)(a)(b)	4,000	3,992,073
Marathon CRE Ltd., Class A, 3.43%, 06/15/28 (Call 07/15/20), (1 mo. LIBOR US + 1.150%)(a)(b)	3,640	3,642,941
Mercedes-Benz Auto Receivables Trust, Series 2016-1, Class A3, 1.26%, 02/16/21 (Call 06/15/20)	5,542	5,496,079
Mercedes-Benz Master Owner Trust
Class A, 2.62%, 05/15/23, (1 mo. LIBOR US + 0.340%)(a)(b)	21,820	21,859,101
Series 2016-BA, Class A, 2.98%, 05/17/21, (1 mo. LIBOR US + 0.700%)(a)(b)	11,375	11,408,282
Series 2017-BA, Class A, 2.70%, 05/16/22, (1 mo. LIBOR US + 0.420%)(a)(b)	14,540	14,581,398
Navient Private Education Loan Trust
Class A1, 2.63%, 12/15/59 (Call 12/15/27), (1 mo. LIBOR US + 0.350%)(a)(b)	16,338	16,345,501
Series 2014-CT, Class A, 2.98%, 09/16/24 (Call 09/15/21), (1 mo. LIBOR US + 0.700%)(a)(b)	955	955,773
Navient Private Education Refi Loan Trust
Class A1, 2.58%, 12/15/59 (Call 07/15/28), (1 mo. LIBOR US + 0.300%)(a)(b)	15,800	15,800,000
Class A1, 3.01%, 06/16/42 (Call 08/15/26)(a)	24,306	24,196,219
Navient Student Loan Trust, Series 2015-2, Class A2, 2.70%, 08/27/29 (Call 02/25/27), (1 mo. LIBOR US + 0.420%)(b)	2,028	2,029,770
Nissan Auto Receivables Owner Trust, Series 2016-B, Class A3, 1.32%, 01/15/21 (Call 09/15/20)	15,105	14,979,331

Security	Par (000)	Value

Nissan Master Owner Trust Receivables
Class A, 2.60%, 10/17/22, (1 mo. LIBOR US + 0.320%)(b)	$7,035	$7,044,136
Series 2016-A, Class A1, 2.92%, 06/15/21, (1 mo. LIBOR US + 0.640%)(b)	18,500	18,556,258
Series 2017-B, Class A, 2.71%, 04/18/22, (1 mo. LIBOR US + 0.430%)(b)	22,513	22,590,629
OCP CLO Ltd., Class A1R, 3.56%, 10/18/28 (Call 10/15/19), (3 mo. LIBOR US + 1.120%)(a)(b)	17,210	17,209,392
Octagon Investment Partners 24 Ltd., Series 2015-1A, Class A1R, 3.21%, 05/21/27 (Call 11/21/18), (3 mo. LIBOR US + 0.900%)(a)(b)	18,600	18,599,202
OHA Credit Partners IX Ltd., Series 2013-9A, Class A1R, 3.48%, 10/20/25 (Call 01/20/19), (3 mo. LIBOR US + 1.010%)(a)(b)	798	798,199
OZLM VIII Ltd., Series 2014-8A, Class A1AR, 3.58%, 10/17/26 (Call 01/17/19), (3 mo. LIBOR US + 1.130%)(a)(b)	2,500	2,500,564
Palmer Square Loan Funding Ltd., Class A1, 3.15%, 11/15/26 (Call 11/15/19), (3 mo. LIBOR US + 0.900%)(a)(b)	13,000	12,998,700
PFS Financing Corp., Series 2017-C, Class A, 2.75%, 10/15/21, (1 mo. LIBOR US + 0.470%)(a)(b)	14,850	14,858,206
Prestige Auto Receivables Trust, Series 2016-2A, Class A2, 1.46%, 07/15/20 (Call 10/15/20)(a)	31	30,618
Regatta VI Funding Ltd., 3.55%, 07/20/28 (Call 07/20/19), (3 mo. LIBOR US + 1.080%)(a)(b)	15,130	15,129,496
Santander Drive Auto Receivables Trust
Series 2017-2, Class A3, 1.87%, 12/15/20 (Call 04/15/20)	2,015	2,013,072
Series 2017-3, Class A3, 1.87%, 06/15/21 (Call 10/15/20)	11,130	11,094,581
SLM Private Credit Student Loan Trust, Series 2005-A, Class A3, 2.53%, 06/15/23 (Call 03/15/28), (3 mo. LIBOR US + 0.200%)(b)	7,225	7,215,204
SLM Private Education Loan Trust
Series 2011-C, Class A2A, 5.53%, 10/17/44 (Call 02/15/21), (1 mo. LIBOR US + 3.250%)(a)(b)	635	647,613
Series 2012-E, Class A2B, 4.03%, 06/15/45 (Call 11/15/18), (1 mo. LIBOR US + 1.750%)(a)(b)	863	863,247
Series 2013-A, Class A2B, 3.33%, 05/17/27 (Call 11/15/19), (1 mo. LIBOR US + 1.050%)(a)(b)	58	58,501
Series 2013-C, Class A2B, 3.68%, 10/15/31 (Call 04/15/21), (1 mo. LIBOR US + 1.400%)(a)(b)	8,081	8,123,680
SLM Student Loan Trust, Series 2011-2, Class A1, 2.88%, 11/25/27 (Call 09/25/31), (1 mo. LIBOR US + 0.600%)(b)	437	439,352
SMB Private Education Loan Trust
Class A1, 2.43%, 09/15/25, (1 mo. LIBOR US + 0.300%)(a)(b)	21,690	21,683,447
Class A1, 2.60%, 12/16/24, (1 mo. LIBOR US + 0.320%)(a)(b)	5,449	5,450,698
Class A1, 2.63%, 03/16/26, (1 mo. LIBOR US + 0.350%)(a)(b)	6,959	6,959,702
Series 2015-A, Class A2A, 2.49%, 06/15/27 (Call 03/15/27)(a)	10,602	10,449,755
Series 2016-C, Class A1, 2.83%, 11/15/23, (1 mo. LIBOR US + 0.550%)(a)(b)	376	376,060

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Series 2017-A, Class A2B, 3.18%, 09/15/34, (1 mo. LIBOR US + 0.900%)(a)(b)	$30,000	$30,218,535
Series 2017-B, Class A1, 2.55%, 06/17/24, (1 mo. LIBOR US + 0.270%)(a)(b)	2,646	2,645,957
SoFi Professional Loan Program LLC
Series 16-C, Class A1, 3.38%, 10/27/36 (Call 10/25/24), (1 mo. LIBOR US + 1.100%)(a)(b)	3,305	3,354,753
Series 16-C, Class A2A, 1.48%, 05/26/31 (Call 10/25/24)(a)	359	358,107
Series 2014-A, Class A1, 3.88%, 06/25/25 (Call 10/25/19), (1 mo. LIBOR US + 1.600%)(a)(b)	215	216,169
Series 2014-B, Class A1, 3.53%, 08/25/32 (Call 08/25/20), (1 mo. LIBOR US + 1.250%)(a)(b)	187	188,789
Series 2014-B, Class A2, 2.55%, 08/27/29 (Call 08/25/20)(a)	1,082	1,070,529
Series 2015-A, Class A1, 3.48%, 03/25/33 (Call 02/25/21), (1 mo. LIBOR US + 1.200%)(a)(b)	536	541,077
Series 2015-B, Class A1, 3.33%, 04/25/35 (Call 07/25/22), (1 mo. LIBOR US + 1.050%)(a)(b)	2,918	2,956,501
TCI-Flatiron CLO Ltd., Series 2016-1A, Class A, 4.00%, 07/17/28, (3 mo. LIBOR US + 1.550%)(a)(b)	6,850	6,868,757
TICP CLO I Ltd., Series 2015-1A, Class AR, 3.27%, 07/20/27 (Call 01/20/19), (3 mo. LIBOR US + 0.800%)(a)(b)	4,015	3,998,858
Treman Park CLO Ltd., Class ARR, 1.00%, 10/20/28, (3 mo. LIBOR US + 1.070%)(a)(b)(c)	21,750	21,750,000
Wheels SPV 2 LLC
Series 2015-1A, Class B, 1.88%, 04/20/26 (Call 01/20/21)(a)	1,303	1,291,984
Series 2016-1A, Class A2, 1.59%, 05/20/25 (Call 10/20/19)(a)	317	316,139

Total Asset-Backed Securities — 24.6% (Cost: $1,225,902,493)		1,223,809,416

Certificates of Deposit
Barclays Bank PLC, 3.00%, 09/19/19	15,000	15,000,366
BNP Paribas SA/New York NY, 2.64%, 12/28/18, (3 mo. LIBOR US + 0.250%)(b)	9,000	9,004,223
Commonwealth Bank of Australia/New York NY, 2.54%, 03/18/19, (3 mo. LIBOR US + 0.200%)(b)	15,000	15,014,175
Credit SuisseAG/New York NY
2.61%, 05/01/19, (3 mo. LIBOR US + 0.270%)(b)	16,000	16,011,136
2.66%, 03/14/19, (3 mo. LIBOR US + 0.330%)(b)	15,000	15,008,505
Royal Bank of Canada/New York NY, 2.50%, 02/07/19, (3 mo. LIBOR US + 0.160%)(b)	15,000	15,005,094

Total Certificates of Deposit — 1.7% (Cost: $85,000,000)		85,043,499

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 4.4%
Americold LLC, Series 2010-ARTA, Class A1, 3.85%, 01/14/29(a)	3,325	3,339,564
AOA Mortgage Trust, Class A, 2.96%, 12/13/29(a)	6,920	6,783,161
Aventura Mall Trust, Series 2013-AVM, Class A, 3.74%, 12/05/32(a)(b)	4,650	4,702,113
BAMLL Commercial Mortgage Securities Trust, Series 2014-FL1, Class A, 3.56%, 12/15/31, (1 mo. LIBOR US + 1.400%)(a)(b)	1,406	1,405,791

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Bancorp Commercial Mortgage Trust
Class A, 3.18%, 09/15/35, (1 mo. LIBOR US + 0.900%)(a)(b)	$6,753	$6,749,439
Series 2016-CRE1, Class A, 3.59%, 11/15/33, (1 mo. LIBOR US + 1.430%)(a)(b)	81	81,026
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PW10, Class AJ, 5.59%, 12/11/40(b)	5,575	5,871,743
BSPRT Issuer Ltd., Series 2017-FL2, Class A, 3.10%, 10/15/34, (1 mo. LIBOR US + 0.820%)(a)(b)(c)	1,443	1,443,544
BX Commercial MortgageTrust
Class A, 2.95%, 03/15/37, (1 mo. LIBOR US + 0.671%)(a)(b)	23,190	23,117,188
Class A, 3.03%, 11/15/35, (1 mo. LIBOR US + 0.750%)(a)(b)	10,000	9,994,900
COMM MortgageTrust
Series 2014-PAT, Class A, 3.08%, 08/13/27, (1 mo. LIBOR US + 0.800%)(a)(b)	13,570	13,565,792
Series 2014-TWC, Class A, 3.13%, 02/13/32, (1 mo. LIBOR US + 0.850%)(a)(b)	11,305	11,301,441
Commission Mortgage Trust, Series 2013-CR6, Class A3FL, 2.91%, 03/10/46, (1 mo. LIBOR US + 0.630%)(a)(b)	9,874	9,864,198
Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A, 5.40%, 12/13/28(a)	11,117	11,519,231
Gosforth Funding PLC, Class A1, 2.71%, 08/25/60 (Call 08/25/23), (3 mo. LIBOR US + 0.450%)(a)(b)	11,200	11,195,707
GPMT Ltd., Series 2018-FL1, Class A, 3.18%, 11/21/35, (1 mo. LIBOR US + 0.900%)(a)(b)	11,022	11,001,678
GS Mortgage Securities Corp. II, Series 2013-KING, Class A, 2.71%, 12/10/27(a)	1,811	1,799,988
Hospitality Mortgage Trust, Series 2017-HIT, Class A, 3.13%, 05/08/30, (1 mo. LIBOR US + 0.850%)(a)(b)	4,990	4,990,033
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, 2.98%, 01/15/33, (1 mo. LIBOR US + 0.700%)(a)(b)	4,480	4,477,262
LMREC Inc., Series 2016-CRE2, Class A, 3.98%, 11/24/31, (1 mo. LIBOR US + 1.700%)(a)(b)	3,410	3,410,000
Madison Avenue Trust, Series 2013-650M, Class A, 3.84%, 10/12/32(a)	2,060	2,069,040
Morgan Stanley Capital I Trust
Class A, 3.13%, 08/15/33, (1 mo. LIBOR US + 0.850%)(a)(b)	6,860	6,862,143
Class A, 3.35%, 07/13/29(a)	14,480	14,454,531
Series 2017-CLS, Class A, 2.98%, 11/15/34, (1 mo. LIBOR US + 0.700%)(a)(b)	9,512	9,506,084
Natixis Commercial Mortgage Securities Trust, Series 2018-RIVA, Class A, 3.03%, 02/15/33, (1 mo. LIBOR US + 0.750%)(a)(b)	7,500	7,500,004
Resource Capital Corp., Series 2017-CRE5, Class A, 3.09%, 07/15/34, (1 mo. LIBOR US + 0.800%)(a)(b)	2,524	2,524,490
VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.81%, 12/13/29(a)	5,200	5,233,400
WFRBS Commercial Mortgage Trust, Series 2012-C8, Class AFL, 3.29%, 08/15/45, (1 mo. LIBOR US + 1.000%)(a)(b)	23,192	23,512,575

Total Collaterized Mortgage Obligations — 4.4% (Cost: $219,517,310)		218,276,066

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2018	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Paper

Energy Transfer Partners LP, 3.01%, 11/13/18(d)	$25,000	$24,975,083
Ford Motor Credit Co. LLC, 3.00%, 04/01/19(d)	23,000	22,695,168
HSBC Bank PLC, 2.62%, 03/27/19, (3 mo. LIBOR US + 0.240%)(a)(b)	9,000	9,005,698
Kinder Morgan Inc./DE, 3.07%, 01/03/19(d)	25,000	24,866,563
Toronto-Dominion Bank (The), 2.55%, 02/08/19, (1 mo. LIBOR US + 0.270%)(a)(b)	15,000	15,008,070

Total Commercial Paper — 1.9% (Cost: $96,556,969)		96,550,582

Corporate Bonds & Notes

Advertising —0.3%
Interpublic Group of Companies Inc. (The), 3.50%, 10/01/20	4,465	4,460,063
Omnicom Group Inc./Omnicom Capital Inc., 6.25%, 07/15/19	10,000	10,219,160

		14,679,223
Aerospace & Defense — 1.4%
Lockheed Martin Corp., 4.25%, 11/15/19	16,004	16,185,716
Northrop Grumman Corp., 2.08%, 10/15/20	15,000	14,642,923
United Technologies Corp. 1.90%, 05/04/20	15,000	14,682,846
2.97%, 08/16/21 (Call 08/16/19), (3 mo. LIBOR US + 0.650%)(b)	21,865	21,888,709

		67,400,194
Agriculture — 1.4%
BAT Capital Corp. 2.30%, 08/14/20(a)(e)	30,000	29,358,134
2.91%, 08/14/20, (3 mo. LIBOR US + 0.590%)(a)(b)	24,000	24,072,501
Imperial Brands Finance PLC, 2.95%, 07/21/20(a)(e)	15,000	14,807,611

		68,238,246
Auto Manufacturers — 4.9%
American Honda Finance Corp., 2.59%, 06/16/20, (3 mo. LIBOR US + 0.260%)(b)	10,000	10,004,191
BMW U.S. Capital LLC
2.79%, 04/06/20, (3 mo. LIBOR US + 0.380%)(a)(b)	4,415	4,428,477
3.25%, 08/14/20(a)	13,665	13,644,522
Daimler Finance North America LLC
2.77%, 02/12/21, (3 mo. LIBOR US + 0.430%)(a)(b)	5,000	4,999,184
2.87%, 05/05/20, (3 mo. LIBOR US + 0.530%)(a)(b)(e)	15,500	15,532,539
3.15%, 07/05/19, (3 mo. LIBOR US + 0.740%)(a)(b)	3,500	3,510,187
Ford Motor Credit Co. LLC 2.60%, 11/04/19(e)	15,000	14,819,828
2.68%, 01/09/20(e)	10,000	9,853,470
2.78%, 11/02/20, (3 mo. LIBOR US + 0.430%)(b)	17,000	16,780,360
2.94%, 01/08/19(e)	3,500	3,499,152
3.16%, 08/04/20(e)	20,000	19,651,819
General Motors Financial Co. Inc. 3.20%, 07/13/20 (Call 06/13/20)	50,000	49,557,500
3.26%, 04/09/21, (3 mo. LIBOR US + 0.850%)(b)	10,000	9,999,300
3.50%, 07/10/19(e)	15,000	15,040,168
Hyundai Capital America
3.20%, 04/03/20, (3 mo. LIBOR US + 0.800%)(a)(b)	6,890	6,892,484
3.34%, 09/18/20, (3 mo. LIBOR US + 1.000%)(a)(b)(e)	3,000	3,015,576
Nissan Motor Acceptance Corp.
3.02%, 01/13/20, (3 mo. LIBOR US + 0.580%)(a)(b)	15,000	15,047,340
3.09%, 07/13/22, (3 mo. LIBOR US + 0.650%)(a)(b)	12,500	12,497,254

Security	Par (000)	Value

Auto Manufacturers (continued)
Toyota Motor Credit Corp., 2.84%, 01/17/19, (3 mo. LIBOR US + 0.390%)(b)	$3,840	$3,842,560
Volkswagen Group of America Finance LLC, 2.13%, 05/23/19(a)	12,500	12,423,083

		245,038,994
Banks — 22.8%
ABN AMRO Bank NV, 3.08%, 01/18/19, (3 mo. LIBOR US + 0.640%)(a)(b)	4,700	4,703,948
Australia & New Zealand Banking Group Ltd., 2.82%, 08/19/20, (3 mo. LIBOR US + 0.500%)(a)(b)	19,745	19,828,462
Australia & New Zealand Banking Group Ltd./New York NY, 2.70%, 11/16/20(e)	15,000	14,791,059
Banco Santander SA, 3.55%, 04/12/23, (3 mo. LIBOR US + 1.120%)(b)	10,000	10,026,820
Bank of America Corp. 3.05%, 10/01/21 (Call 10/01/20), (3 mo. LIBOR US + 0.650%)(b)	7,500	7,526,194
3.13%, 07/21/21 (Call 07/21/20), (3 mo. LIBOR US + 0.660%)(b)(e)	25,500	25,610,470
3.49%, 04/24/23 (Call 04/24/22), (3 mo. LIBOR US + 1.000%)(b)	7,500	7,574,098
3.63%, 01/20/23 (Call 01/20/22), (3 mo. LIBOR US + 1.160%)(b)	25,000	25,390,894
7.63%, 06/01/19 .	10,000	10,260,867
Series L, 2.25%, 04/21/20(e)	2,000	1,971,034
Bank of Montreal
2.58%, 09/11/19, (3 mo. LIBOR US + 0.250%)(b)	3,350	3,354,553
2.93%, 12/12/19, (3 mo. LIBOR US + 0.600%)(b)	10,185	10,240,695
3.09%, 07/18/19, (3 mo. LIBOR US + 0.650%)(b)	3,500	3,513,929
3.10%, 08/27/21, (3 mo. LIBOR US + 0.790%)(b)	7,000	7,088,165
Bank of Nova Scotia (The), 2.96%, 09/19/22, (3 mo. LIBOR US + 0.620%)(b)	10,000	10,035,889
Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 2.83%, 09/09/19, (3 mo. LIBOR US + 0.450%)(b)	6,000	6,012,640
Banque Federative du Credit Mutuel SA 2.20%, 07/20/20(a)(e)	10,000	9,789,764
2.96%, 07/20/20, (3 mo. LIBOR US + 0.490%)(a)(b)	3,215	3,223,082
Barclays PLC, 2.75%, 11/08/19(e)	35,085	34,840,177
BB&T Corp., 2.90%, 06/15/20, (3 mo. LIBOR US + 0.570%)(b)	9,403	9,451,647
BNP Paribas SA, 2.38%, 05/21/20(e)	15,000	14,798,705
Capital One Financial Corp.
2.97%, 10/30/20 (Call 09/30/20), (3 mo. LIBOR US + 0.450%)(b)	5,000	4,995,999
3.10%, 05/12/20 (Call 04/12/20), (3 mo. LIBOR US + 0.760%)(b)	15,505	15,579,734
Capital One N.A., 3.67%, 01/30/23 (Call 01/30/22), (3 mo. LIBOR US + 1.150%)(b)	3,000	3,019,376
Citibank N.A., 2.83%, 06/12/20, (3 mo. LIBOR US + 0.500%)(b)	7,060	7,092,031
Citigroup Inc. 2.05%, 06/07/19	10,000	9,940,997
2.45%, 01/10/20 (Call 12/10/19)	10,000	9,907,747
2.50%, 07/29/19(e)	10,000	9,967,603
2.65%, 10/26/20(e)	25,000	24,621,046
3.20%, 01/10/20 (Call 12/10/19), (3 mo. LIBOR US + 0.790%)(b)	8,286	8,330,338
3.20%, 10/27/22 (Call 09/27/22), (3 mo. LIBOR US + 0.690%)(b)(e)	10,000	9,995,836

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Citizens Bank N.A./Providence RI, 2.88%, 05/26/20, (3 mo. LIBOR US + 0.570%)(b)	$8,710	$8,734,089
Commonwealth Bank of Australia/New York NY 2.30%, 03/12/20	15,000	14,818,567
2.40%, 11/02/20(e)	20,000	19,591,971
Cooperatieve Rabobank UA, 3.23%, 09/26/23, (3 mo. LIBOR US + 0.860%)(a)(b)(e)	10,000	9,980,045
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 03/26/20(e)	19,000	18,801,226
Danske Bank A/S 2.75%, 09/17/20(a)(e)	20,000	19,638,273
2.83%, 03/02/20, (3 mo. LIBOR US + 0.510%)(a)(b)	2,500	2,497,014
Deutsche Bank AG, 3.89%, 01/18/19, (3 mo. LIBOR US + 1.450%)(b)	5,000	5,003,135
Deutsche Bank AG/London, 2.50%, 02/13/19(e)	7,000	6,983,561
Deutsche Bank AG/New York NY
3.28%, 01/22/21, (3 mo. LIBOR US + 0.815%)(b)	5,000	4,946,924
4.25%, 02/04/21	9,905	9,866,499
Discover Bank 2.60%, 11/13/18(e)	2,300	2,299,591
3.10%, 06/04/20 (Call 05/04/20)	20,000	19,842,856
Fifth Third Bank/Cincinnati OH, 2.77%, 10/30/20 (Call 09/30/20), (3 mo. LIBOR US + 0.250%)(b)	10,000	10,004,728
Goldman Sachs Group Inc. (The)
2.55%, 10/23/19	10,000	9,934,468
3.31%, 10/31/22 (Call 10/31/21), (3 mo. LIBOR US + 0.780%)(b)	4,000	4,013,895
3.37%, 06/05/23 (Call 06/05/22), (3 mo. LIBOR US + 1.050%)(b)	15,000	15,099,750
3.49%, 07/24/23 (Call 07/24/22), (3 mo. LIBOR US + 1.000%)(b)	5,000	5,033,338
3.53%, 09/15/20 (Call 08/15/20), (3 mo. LIBOR US + 1.200%)(b)	1,750	1,774,341
3.85%, 04/23/21 (Call 03/23/21), (3 mo. LIBOR US + 1.360%)(b)	7,000	7,138,600
4.08%, 02/25/21, (3 mo. LIBOR US + 1.770%)(b)(e)	10,000	10,274,803
HSBC Bank PLC, 4.13%, 08/12/20(a)(e)	10,000	10,140,528
HSBC Holdings PLC 2.92%, 05/18/21 (Call 05/18/20), (3 mo. LIBOR US + 0.600%)(b)	24,695	24,722,362
3.97%, 05/25/21, (3 mo. LIBOR US + 1.660%)(b)	10,000	10,280,842
4.57%, 03/08/21, (3 mo. LIBOR US + 2.240%)(b)(e)	6,815	7,078,713
HSBC USA Inc., 2.35%, 03/05/20	15,000	14,822,864
Huntington National Bank (The) 2.20%, 11/06/18 (Call 10/06/18)	5,000	4,999,694
2.20%, 04/01/19 (Call 03/01/19)(e)	7,500	7,481,473
2.84%, 03/10/20, (3 mo. LIBOR US + 0.510%)(b)	10,000	10,029,157
ING Bank NV, 2.92%, 08/15/19, (3 mo. LIBOR US + 0.610%)(a)(b)	3,000	3,007,879
Intesa Sanpaolo SpA/New York NY, 3.08%, 07/17/19, (3 mo. LIBOR US + 0.630%)(b)	6,990	6,992,412
JPMorgan Chase & Co.
2.25%, 01/23/20 (Call 12/23/19)(e)	4,000	3,952,904
2.88%, 03/09/21 (Call 03/09/20), (3 mo. LIBOR US + 0.550%)(b)(e)	10,000	10,012,850
3.00%, 06/01/21 (Call 06/01/20), (3 mo. LIBOR US + 0.680%)(b)	19,985	20,014,977
3.39%, 04/25/23 (Call 04/25/22), (3 mo. LIBOR US + 0.900%)(b)	10,000	10,055,000

Security	Par (000)	Value

Banks (continued)
3.44%, 01/15/23 (Call 01/15/22), (3 mo. LIBOR US + 1.000%)(b)	$15,000	$15,143,113
4.25%, 10/15/20(e)	10,000	10,155,384
Lloyds Bank PLC 2.70%, 08/17/20 .	20,000	19,717,784
3.47%, 01/22/19, (3 mo. LIBOR US + 1.000%)(b)	1,020	1,021,826
Mitsubishi UFJ Financial Group Inc., 3.16%, 07/26/21, (3 mo. LIBOR US + 0.650%)(b)	10,000	10,039,598
Mizuho Financial Group Inc.
3.11%, 03/05/23, (3 mo. LIBOR US + 0.790%)(b)	3,000	3,000,523
3.47%, 09/13/21, (3 mo. LIBOR US + 1.140%)(b)(e)	20,000	20,281,082
Morgan Stanley 2.80%, 06/16/20(e)	10,000	9,910,831
3.65%, 01/27/20, (3 mo. LIBOR US + 1.140%)(b)	3,000	3,028,852
3.65%, 01/20/22 (Call 01/20/21), (3 mo. LIBOR US + 1.180%)(b)	30,000	30,337,712
3.89%, 10/24/23 (Call 10/24/22), (3 mo. LIBOR US + 1.400%)(b)(e)	5,000	5,091,320
7.30%, 05/13/19(e)	10,000	10,220,400
Series 3NC2, 3.41%, 02/14/20 (Call 02/14/19), (3 mo. LIBOR US + 0.800%)(b)	34,740	34,781,271
MUFG Bank Ltd., 2.35%, 09/08/19(a)(e)	10,000	9,938,487
National Australia Bank Ltd., 2.82%, 05/22/20, (3 mo. LIBOR US + 0.510%)(a)(b)	10,000	10,033,615
Nordea Bank AB, 2.79%, 05/29/20, (3 mo. LIBOR US + 0.470%)(a)(b)	15,000	15,027,300
Nordea Bank Abp, 3.25%, 08/30/23, (3 mo. LIBOR US + 0.940%)(a)(b)	15,000	14,986,530
Royal Bank of Canada 2.70%, 03/02/20, (3 mo. LIBOR US + 0.380%)(b)	5,000	5,009,997
3.03%, 12/10/18, (3 mo. LIBOR US + 0.700%)(b)	2,300	2,301,214
Santander UK Group Holdings PLC, 2.88%, 10/16/20(e)	10,000	9,853,640
Santander UK PLC, 2.35%, 09/10/19	10,000	9,930,100
Skandinaviska Enskilda Banken AB
2.63%, 11/17/20(a)(e)	20,000	19,626,600
2.74%, 05/17/21, (3 mo. LIBOR US + 0.430%)(a)(b)	10,000	9,992,710
Sumitomo Mitsui Banking Corp. 1.97%, 01/11/19	6,880	6,868,458
2.45%, 01/16/20	10,000	9,900,872
3.38%, 01/18/19, (3 mo. LIBOR US + 0.940%)(b)	5,500	5,507,257
Sumitomo Mitsui Trust Bank Ltd., 3.35%, 10/18/19, (3 mo. LIBOR US + 0.910%)(a)(b)	4,400	4,427,869
SunTrust Bank/Atlanta GA, 3.01%, 10/26/21 (Call 10/26/20), (3 mo. LIBOR US + 0.500%)(b)	27,020	27,023,459
Svenska Handelsbanken AB 2.25%, 06/17/19	4,350	4,328,321
2.50%, 01/25/19	5,000	4,997,100
2.78%, 05/24/21, (3 mo. LIBOR US + 0.470%)(b)(e)	12,500	12,562,370
UBS AG/London
2.45%, 12/01/20 (Call 11/01/20)(a)(e)	15,000	14,673,390
2.80%, 12/01/20 (Call 11/01/20), (3 mo. LIBOR US + 0.480%)(a)(b)	5,000	5,004,180
2.91%, 06/08/20 (Call 05/08/20), (3 mo. LIBOR US + 0.580%)(a)(b)	5,300	5,318,232
UBS AG/Stamford CT, 2.38%, 08/14/19	15,000	14,916,988
UBS Group Funding Switzerland AG, 3.53%, 05/23/23 (Call 05/23/22), (3 mo. LIBOR US + 1.220%)(a)(b)(e)	20,000	20,206,536

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2018	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Wells Fargo & Co.
2.55%, 12/07/20	$15,000	$14,702,340
3.35%, 07/22/20, (3 mo. LIBOR US + 0.880%)(b)	5,000	5,042,151
3.66%, 03/04/21, (3 mo. LIBOR US + 1.340%)(b)	10,000	10,203,079

		1,138,465,619
Beverages — 0.2%
Molson Coors Brewing Co., 1.90%, 03/15/19	9,425	9,379,139

Biotechnology — 0.5%
Amgen Inc.
2.20%, 05/22/19 (Call 04/22/19)	3,000	2,988,124
2.79%, 05/11/20, (3 mo. LIBOR US + 0.450%)(b)	8,100	8,118,580
5.70%, 02/01/19	4,000	4,027,853
Gilead Sciences Inc., 1.85%, 09/20/19	12,100	11,976,527

		27,111,084
Chemicals — 1.0%
Dow Chemical Co. (The), 8.55%, 05/15/19(e)	10,000	10,285,128
EI du Pont de Nemours & Co., 2.87%, 05/01/20, (3 mo. LIBOR US + 0.530%)(b)	6,015	6,042,420
PPG Industries Inc., 2.30%, 11/15/19 (Call 10/15/19)	10,868	10,775,644
Sherwin-Williams Co. (The), 2.25%, 05/15/20	25,000	24,575,000

		51,678,192
Computers — 0.6%
Hewlett Packard Enterprise Co.
3.06%, 10/05/21 (Call 09/20/19), (3 mo. LIBOR US + 0.720%)(b)	20,000	20,008,620
3.60%, 10/15/20 (Call 09/15/20)(f)	10,000	10,020,757

		30,029,377
Diversified Financial Services — 2.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.75%, 05/15/19	7,771	7,786,194
4.25%, 07/01/20(e)	10,000	10,062,209
4.63%, 10/30/20	20,000	20,304,958
AIG Global Funding, 2.88%, 07/02/20, (3 mo. LIBOR US + 0.480%)(a)(b)	3,695	3,700,818
American Express Co.
2.85%, 10/30/20 (Call 09/29/20), (3 mo. LIBOR US + 0.330%)(b)	7,750	7,749,844
2.96%, 02/27/23 (Call 01/27/23), (3 mo. LIBOR US + 0.650%)(b)	4,000	3,985,039
American Express Credit Corp., 2.75%, 03/03/20 (Call 02/03/20), (3 mo. LIBOR US + 0.430%)(b)	10,000	10,029,448
Federation des Caisses Desjardins du Quebec, 2.25%, 10/30/20(a)	15,000	14,665,140
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20(e)	25,000	24,255,411
Horsepower Finance Ltd., 2.15%, 12/02/19(g)	10,000	9,840,240
International Lease Finance Corp. 5.88%, 04/01/19	3,225	3,257,413
6.25%, 05/15/19(e)	23,238	23,608,623

		139,245,337
Electric — 1.1%
Dominion Energy Inc. 1.88%, 12/15/18(a)	10,000	9,986,207
Series A, 1.88%, 01/15/19	4,845	4,838,022
Duke Energy Florida LLC, 1.85%, 01/15/20	8,000	7,881,075
Duke Energy Progress LLC, 2.51%, 09/08/20, (3 mo. LIBOR US + 0.180%)(b)	9,835	9,848,923
NextEra Energy Capital Holdings Inc., 2.30%, 04/01/19(e)	5,000	4,984,053

Security	Par (000)	Value

Electric (continued)
Pacific Gas & Electric Co., 3.50%, 10/01/20 (Call 07/01/20)(e)	$10,000	$9,987,471
Sempra Energy, 2.94%, 01/15/21 (Call 01/14/19), (3 mo. LIBOR US + 0.500%)(b)	5,065	5,065,215

		52,590,966
Electronics — 0.1%
Amphenol Corp., 2.55%, 01/30/19 (Call 12/30/18)	4,500	4,496,180

Environmental Control — 0.2%
Republic Services Inc., 5.50%, 09/15/19	7,964	8,128,512

Food — 2.1%
Campbell Soup Co., 2.96%, 03/15/21, (3 mo. LIBOR US + 0.630%)(b)	15,000	14,943,535
Conagra Brands Inc.
2.91%, 10/09/20, (3 mo. LIBOR US + 0.500%)(b)	7,000	6,980,234
3.22%, 10/22/20 (Call 10/22/19), (3 mo. LIBOR US + 0.750%)(b)	9,945	9,950,559
General Mills Inc., 2.98%, 04/16/21, (3 mo. LIBOR US + 0.540%)(b)	21,636	21,617,671
Kraft Heinz Foods Co.
2.76%, 08/09/19, (3 mo. LIBOR US + 0.420%)(b)	12,000	12,010,038
2.91%, 02/10/21, (3 mo. LIBOR US + 0.570%)(b)(e)	4,010	4,017,365
Mondelez International Holdings Netherlands BV, 1.63%, 10/28/19 (Call 09/28/19)(a)	7,500	7,375,019
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)(e)	4,590	4,577,091
2.76%, 08/21/20, (3 mo. LIBOR US + 0.450%)(b)	14,160	14,185,369
2.87%, 06/02/20, (3 mo. LIBOR US + 0.550%)(b)	5,475	5,486,148
Wm Wrigley Jr Co., 2.90%, 10/21/19 (Call 09/21/19)(a)	3,500	3,491,460

		104,634,489
Health Care - Products — 0.8%
Becton Dickinson and Co. 2.68%, 12/15/19 .	5,000	4,965,396
3.26%, 12/29/20 (Call 03/01/19), (3 mo. LIBOR US + 0.875%)(b)	28,505	28,527,776
Medtronic Inc., 3.13%, 03/15/20, (3 mo. LIBOR US + 0.800%)(b)	5,312	5,355,858
Stryker Corp., 2.00%, 03/08/19	1,115	1,111,446

		39,960,476
Health Care - Services — 0.8%
Halfmoon Parent Inc., 3.20%, 09/17/20(a)	30,000	29,840,073
UnitedHealth Group Inc., 2.70%, 07/15/20(e)	10,000	9,921,163

		39,761,236
Housewares — 0.1%
Newell Brands Inc., 2.60%, 03/29/19	7,000	6,981,325

Insurance — 0.9%
Allstate Corp. (The), 2.82%, 03/29/21, (3 mo. LIBOR US + 0.430%)(b)	5,710	5,713,926
American International Group Inc., 3.38%, 08/15/20	2,997	2,991,586
Metropolitan Life Global Funding I, 2.30%, 04/10/19(a)	19,915	19,864,490
New York Life Global Funding, 1.55%, 11/02/18(a)	4,750	4,750,000
Pricoa Global Funding I, 2.20%, 05/16/19(a)	10,905	10,864,817

		44,184,819
Machinery — 0.4%
Caterpillar Financial Services Corp., 2.82%, 05/15/23, (3 mo. LIBOR US + 0.510%)(b)	10,000	9,986,076

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
John Deere Capital Corp. 2.63%, 03/13/20, (3 mo. LIBOR US + 0.300%)(b)	$6,000	$6,009,699
2.66%, 06/22/20, (3 mo. LIBOR US + 0.290%)(b)	6,000	6,012,600

		22,008,375
Manufacturing — 0.2%
Siemens Financieringsmaatschappij NV 2.15%, 05/27/20(a)(e)	10,000	9,838,991
2.67%, 03/16/20, (3 mo. LIBOR US + 0.340%)(a)(b)	2,000	2,003,314

		11,842,305
Media — 2.2%
Charter Communications Operating LLC/Charter Communications Operating Capital,
3.58%, 07/23/20 (Call 06/23/20)	35,000	34,942,375
Comcast Corp., 2.85%, 10/01/21, (3 mo. LIBOR US + 0.440%)(b)	32,930	32,942,085
Discovery Communications LLC, 3.05%, 09/20/19, (3 mo. LIBOR US + 0.710%)(b)(e)	30,000	30,107,220
Sky PLC, 2.63%, 09/16/19(a)	1,425	1,417,065
Time Warner Cable LLC, 8.25%, 04/01/19	1,950	1,989,557
Warner Media LLC, 2.10%, 06/01/19	10,000	9,946,915

		111,345,217
Oil & Gas — 0.8%
Chevron Corp., 2.53%, 03/03/20, (3 mo. LIBOR US + 0.210%)(b)	6,500	6,511,902
Ecopetrol SA, 7.63%, 07/23/19	16,000	16,464,000
Phillips 66, 3.19%, 04/15/20 (Call 12/10/18), (3 mo. LIBOR US + 0.750%)(a)(b)	5,625	5,625,993
Sinopec Group Overseas Development 2014 Ltd., 2.75%, 04/10/19(g)	12,000	11,974,115

		40,576,010
Pharmaceuticals — 4.9%
AbbVie Inc., 2.50%, 05/14/20 (Call 04/14/20)(e)	35,000	34,542,892
Allergan Funding SCS 2.45%, 06/15/19	18,783	18,746,859
3.00%, 03/12/20 (Call 02/12/20)	43,000	42,844,340
3.59%, 03/12/20, (3 mo. LIBOR US + 1.255%)(b)	20,505	20,732,519
AstraZeneca PLC, 1.95%, 09/18/19(e)	6,500	6,432,783
Bayer U.S. Finance II LLC, 3.00%, 06/25/21 (Call 05/25/21), (3 mo. LIBOR US + 0.630%)(a)(b)	25,000	25,009,388
CVS Health Corp. 2.25%, 08/12/19 (Call 07/12/19)	3,000	2,981,646
2.80%, 07/20/20 (Call 06/20/20)	35,000	34,644,947
2.96%, 03/09/20, (3 mo. LIBOR US + 0.630%)(b)(e)	5,318	5,335,300
3.05%, 03/09/21, (3 mo. LIBOR US + 0.720%)(b)(e)	10,000	10,053,227
3.13%, 03/09/20	12,430	12,401,499
Shire Acquisitions Investments Ireland DAC, 1.90%, 09/23/19	30,000	29,629,031

		243,354,431
Pipelines — 1.9%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 (Call 11/26/18)	2,000	2,062,500
Enbridge Inc., 2.81%, 01/10/20, (3 mo. LIBOR US + 0.400%)(b)	5,230	5,221,774
Energy Transfer Operating LP, 4.15%, 10/01/20 (Call 08/01/20)	15,000	15,127,807
Kinder Morgan Inc./DE, 3.72%, 01/15/23, (3 mo. LIBOR US + 1.280%)(b)	20,000	20,338,525
Spectra Energy Partners LP, 3.02%, 06/05/20, (3 mo. LIBOR US + 0.700%)(b)	32,000	32,086,123

Security	Par (000)	Value

Pipelines (continued)
TransCanada PipeLines Ltd., 2.13%, 11/15/19	$2,540	$2,511,447
Williams Companies Inc. (The), 5.25%, 03/15/20	15,000	15,334,198

		92,682,374
Real Estate Investment Trusts — 0.2%
American Tower Corp., 3.40%, 02/15/19	10,000	10,011,282

Retail — 0.2%
Alimentation Couche-Tard Inc., 2.83%, 12/13/19 (Call 12/13/18), (3 mo. LIBOR US + 0.500%)(a)(b)(e)	8,600	8,598,892
Walgreens Boots Alliance Inc., 2.70%, 11/18/19 (Call 10/18/19)	3,058	3,042,435

		11,641,327
Semiconductors — 1.0%
Broadcom Corp./Broadcom Cayman Finance Ltd. 2.20%, 01/15/21(e)	10,000	9,664,305
2.38%, 01/15/20	5,900	5,831,184
Intel Corp., 2.42%, 05/11/20, (3 mo. LIBOR US + 0.080%)(b)	13,700	13,695,623
QUALCOMM Inc. 2.25%, 05/20/20 .	10,000	9,854,146
3.25%, 01/30/23, (3 mo. LIBOR US + 0.730%)(b)	10,000	9,998,380

		49,043,638
Software — 0.2%
Fidelity National Information Services Inc., 3.63%, 10/15/20 (Call 09/15/20)	10,000	10,021,508

Telecommunications — 2.3%
AT&T Inc. 2.45%, 06/30/20 (Call 05/30/20)(e)	10,000	9,846,779
3.09%, 01/15/20, (3 mo. LIBOR US + 0.650%)(b)	12,000	12,044,251
3.39%, 07/15/21, (3 mo. LIBOR US + 0.950%)(b)(e)	10,000	10,108,491
5.80%, 02/15/19(e)	18,675	18,824,619
5.88%, 10/01/19	2,000	2,048,490
Deutsche Telekom International Finance BV 2.23%, 01/17/20(a)(e)	13,687	13,507,903
3.03%, 01/17/20, (3 mo. LIBOR US + 0.580%)(a)(b)	12,000	12,037,971
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 09/20/21(a)(e)	3,750	3,712,500
Verizon Communications Inc.
2.86%, 05/22/20, (3 mo. LIBOR US + 0.550%)(b	22,940	23,045,157
3.33%, 03/16/22, (3 mo. LIBOR US + 1.000%)(b)	10,000	10,160,490

		115,336,651
Transportation — 0.3%
FedEx Corp., 8.00%, 01/15/19	1,275	1,287,966
Ryder System Inc., 2.45%, 11/15/18	4,473	4,472,215
United Parcel Service Inc., 2.55%, 04/01/21, (3 mo. LIBOR US + 0.150%)(b)	7,500	7,499,545

		13,259,726
Trucking & Leasing — 1.0%
Aviation Capital Group LLC, 3.19%, 07/30/21, (3 mo. LIBOR US + 0.670%)(a)(b)	15,000	15,050,316
Penske Truck Leasing Co. LP/PTL Finance Corp. 2.50%, 06/15/19 (Call 05/15/19)(a)	23,030	22,936,566
3.20%, 07/15/20 (Call 06/15/20)(a)	10,000	9,935,431

		47,922,313

Total Corporate Bonds & Notes — 57.6% (Cost: $2,877,809,457)		2,871,048,565

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2018	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Repurchase Agreements

Mizuho Securities USA Inc., 3.08%, 11/01/18 (Purchased on 10/31/18 to be repurchased at $30,002,564, collateralized by non-agency mortgage-backed security, 2.53% to 2.75%, due 02/25/36 to 06/25/37, par and fair value of $66,001,677 and $34,500,000, respectively)(b)(h)	$30,000	$30,000,000

Total Repurchase Agreements — 0.6% (Cost: $30,000,000)		30,000,000

U.S. Government Agency Obligations

Mortgage-Backed Securities — 0.4%
Federal National Mortgage Association 5.00% 01/01/20	516	532,187
FHLMC Multifamily Structured Pass Through Certificates
Series K010, Class A2, 4.33%, 10/25/20 (b)	1,250	1,273,523
Series K013, Class A2, 3.97%, 01/25/21 (Call 01/11/21)(b)	8,500	8,625,981
Series K032, Class A1, 3.02%, 02/25/23	961	957,562
Series K037, Class A1, 2.59%, 04/25/23	1,222	1,204,467
Series K715, Class A2, 2.86%, 01/25/21	2,500	2,480,053
Series K721, Class A1, 2.61%, 01/25/22	2,210	2,190,005

Total U.S. Government Agency Obligations — 0.4% (Cost: $17,667,897)		17,263,778

Money Market Funds

BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(i)(j)(k)	72,065	72,079,775

Security	Shares (000)	Value

BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(i)(j)	430,219	$430,218,504

Total Money Market Funds — 10.1% (Cost: $502,293,933)		502,298,279

Total Investments in Securities — 101.3% (Cost: $5,054,748,059)		5,044,290,185
Other Assets, Less Liabilities — (1.3)%		(62,472,289)

Net Assets — 100.0%		$4,981,817,896

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Rates are discount rates or a range of discount rates at the time of purchase.
(e)	All or a portion of this security is on loan.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(h)	Maturity date represents next reset date.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period-end.
(k)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	27,343	44,722	72,065	$72,079,775	$108,595	(b)	$1,318		$690
BlackRock Cash Funds: Treasury, SL Agency Shares	6,185	424,034	430,219	430,218,504	3,045,516		—		—

				$502,298,279	$3,154,111		$1,318		$690

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Short Maturity Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Asset-Backed Securities	$—	$1,154,019,416	$69,790,000	$1,223,809,416
Certificates of Deposit	—	85,043,499	—	85,043,499
Collaterized Mortgage Obligations	—	216,832,522	1,443,544	218,276,066
Commercial Paper	—	96,550,582	—	96,550,582
Corporate Bonds & Notes	—	2,871,048,565	—	2,871,048,565
Repurchase Agreements	—	30,000,000	—	30,000,000
U.S. Government Agency Obligations	—	17,263,778	—	17,263,778
Money Market Funds	502,298,279	—	—	502,298,279

	$502,298,279	$4,470,758,362	$71,233,544	$5,044,290,185

The following table includes a rollforward for the year ended October 31, 2018 of investments whose values are classified as Level 3 as of the beginning or end of the year.

	Asset Backed Securities	Collateralized Mortgage Obligations
Balance at beginning of period	$41,387,721	$—
Realized gain (loss) and change in unrealized appreciation/depreciation	(303,107)	577
Purchases	69,790,000	2,330,000
Sales	(22,484,614)	—
Transfers in(a)	—	—
Transfers out(a)	(18,600,000)	—
Paydown	—	(887,033)

Balance at end of period	$69,790,000	$1,443,544

Net change in unrealized appreciation/depreciation on investments still held at end of period	$—	$577

(a)	Represents the value as of the beginning of the reporting period.

The Fund’s investments that are categorized as Level 3 were valued utilizing a single broker quote without adjustment. Such valuations are based on unobservable inputs.

A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments October 31, 2018	iShares® Short Maturity Municipal Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 1.4%
Bessemer Governmental Utility Services Corp. RB, 5.00%, 06/01/20 (BAM)	$515	$536,697
Black Belt Energy Gas District RB, Series A, 5.00%, 12/01/19	500	514,590
State of Alabama Docks Department RB, Series B, 5.00%, 10/01/19	500	511,535
Tuscaloosa City Board of Education RB, 5.00%, 08/01/19	150	153,339

		1,716,161
Arizona — 2.5%
Industrial Development Authority of the County of Pima (The) RB, VRDN, 1.61%, 12/01/25 (Put 11/19/18) (GNMA COLL)(a)(b)	1,200	1,200,000
Industrial Development Authority of the County of Yavapai (The) RB, Series A, 1.65%, 09/01/35 (Put 11/19/18)(a)(b)	2,000	2,000,000

		3,200,000
California — 0.6%
Lancaster Redevelopment Agency Successor Agency TA, 3.00%, 08/01/20	700	711,466

Colorado — 1.6%
County of Arapahoe Co. RB, VRDN, 1.62%, 08/01/31 (Put 11/19/18)(a)(b)	1,700	1,700,000
State of Colorado Department of Transportation COP, 5.00%, 06/15/19	270	274,990

		1,974,990
Connecticut — 3.2%
State of Connecticut GO
Series A, 5.00%, 04/15/20	1,200	1,243,572
Series C, 1.72%, 05/15/34 (Put 11/19/18)(a)(b)	1,820	1,820,000
University of Connecticut RB, Series A, 5.00%, 04/15/20	1,000	1,039,810

		4,103,382
Georgia — 3.8%
Burke County Development Authority RB, 2.20%, 10/01/32 (Put 04/02/19)(a)(b)	1,700	1,697,858
City of Atlanta GA TA, 5.00%, 12/01/19	365	375,570
Cobb County Development Authority RB, 5.00%, 07/15/20	545	570,163
Municipal Electric Authority of Georgia RB, 1.78%, 01/01/48 (Put 11/19/18)(a)(b)	2,125	2,125,000

		4,768,591
Illinois — 8.7%
Chicago Transit Authority RB, 5.00%, 06/01/20	750	779,933
Illinois Development Finance Authority RB, 1.64%, 06/01/29 (Put 11/19/18)(a)(b)	1,100	1,100,000
Illinois Finance Authority RB 4.00%, 11/15/18	100	100,066
4.00%, 09/01/19	145	146,557
VRDN, 1.54%, 11/01/38 (Put 11/19/18)(a)(b)	1,320	1,320,000
VRDN, 1.61%, 01/01/48 (Put 11/19/18)(a)(b)	1,000	1,000,000
VRDN, 1.62%, 02/01/29 (Put 11/19/18)(a)(b)	5,525	5,525,000
Illinois State Toll Highway Authority RB, VRDN, 1.57%, 01/01/31 (Put 11/19/18) (AGM)(a)(b)	1,135	1,135,000

		11,106,556
Iowa — 5.2%
Iowa Finance Authority RB 1.92%, 04/01/22 (Put 11/19/18)(a)(b)	3,360	3,360,000
VRDN, 1.52%, 01/01/47 (Put 11/19/18) (GNMA/FNMA/ FHLMC)(a)(b)	3,300	3,300,000

		6,660,000

Security	Par (000)	Value

Kansas — 0.7%
Geary County Unified School District No. 475 GO, Series B, 3.00%, 09/01/19	$850	$857,165

Kentucky — 0.9%
Kentucky State Property & Building Commission RB, Series D, 5.00%, 05/01/21	600	635,796
Tender Option Bond Trust Receipts/Certificates RB, Series 2018, 1.36%, 12/01/41 (Put 11/19/18) (AGM)(a)(b)(c)	500	500,000

		1,135,796
Louisiana — 0.7%
Louisiana Public Facilities Authority RB 1.64%, 12/01/43 (Put 11/19/18)(a)(b)	410	410,000
5.00%, 05/15/21	400	424,524

		834,524
Michigan — 2.7%
County of Genesee MI GOL, Series B, 5.00%, 02/01/19	100	100,727
Michigan State Building Authority RB, Series I, 1.60%, 10/15/52 (Put 11/19/18)(a)(b)	1,190	1,190,000
Michigan State Housing Development Authority RB, Series D, 1.67%, 06/01/30 (Put 11/19/18)(a)(b)	1,000	1,000,000
Michigan Strategic Fund RB, 1.89%, 06/01/39 (Put 11/12/18)(a)(b)	1,165	1,165,000

		3,455,727
Minnesota — 0.9%
City of Minneapolis MN RB, 1.60%, 12/01/27 (Put 11/19/18)(a)(b)	1,100	1,100,000

Missouri — 1.6%
RBC Municipal Products Inc. Trust RB, VRDN, 1.59%, 09/01/39 (Put 11/19/18)(a)(b)(c)	2,000	2,000,000

Nebraska — 0.8%
Central Plains Energy Project RB, 5.00%, 08/01/39 (Put 12/01/19)(a)(b)	1,000	1,027,230

New Jersey — 22.3%
Garden State Preservation Trust RB, 5.00%, 11/01/20	1,690	1,764,749
Hasbrouck Heights Board of Education GO, 2.75%, 07/12/19	1,225	1,228,258
New Jersey Economic Development Authority RB 5.00%, 05/01/19	250	253,130
5.00%, 06/15/21	4,250	4,485,535
5.25%, 09/01/19	500	511,300
5.50%, 09/01/21 (Call 03/01/21)	675	714,089
Series A, 4.00%, 07/01/22	2,000	2,061,820
Series DD-1, 5.00%, 12/15/18	400	401,196
Series DDD, 5.00%, 06/15/19	645	654,991
Series K, 5.50%, 12/15/19 (AMBAC)	750	774,578
Series NN, 5.00%, 03/01/21 (SAP)	255	267,033
Series PP, 5.00%, 06/15/19	750	761,618
Series PP, 5.00%, 06/15/20	1,475	1,530,504
Series XX, 5.00%, 06/15/20 (SAP)	200	207,526
New Jersey Health Care Facilities Financing Authority RB 5.00%, 07/01/19	160	163,027
5.00%, 10/01/20	600	625,788
Series A, 5.00%, 07/01/20	500	522,150
New Jersey Transportation Trust Fund Authority RB 5.00%, 06/15/19	700	710,843
5.25%, 12/15/19	1,500	1,545,045
5.25%, 12/15/20	500	527,880
Series A, 5.25%, 12/15/19	530	545,916
Series A-1, 5.00%, 06/15/19	1,060	1,077,935

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Short Maturity Municipal Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
Series A-1, 5.00%, 06/15/20	$275	$285,794
Series B, 5.50%, 12/15/20 (NPFGC-FGIC)	155	164,436
Tobacco Settlement Financing Corp./NJ RB, Series A, 5.00%, 06/01/19	1,700	1,725,993
Township of Branchburg NJ GO, 3.00%, 10/04/19	1,000	1,007,370
Township of Pennsauken NJ GO, 3.00%, 06/18/19	710	712,684
Township of South Orange Village NJ GO, 3.00%, 07/10/19	2,000	2,008,560
Township of West Orange/NJ GO, 3.00%, 09/06/19	1,122	1,129,251

		28,368,999
New York — 19.0%
Amherst Development Corp. RB, Series A, 1.65%, 02/01/35 (Put 11/19/18)(a)(b)	1,860	1,860,000
Churchville-Chili Central School District GO, 3.00%, 06/28/19 (SAW)	1,100	1,105,841
City of New York NY GO, VRDN, 1.70%, 10/01/40 (Put 11/12/18)(a)(b)	1,400	1,400,000
Enlarged City School District of the City of Troy GO, 3.50%, 06/12/19 (SAW)	2,600	2,620,306
Evans-Brant Central School District GO, 3.00%, 06/27/19 (SAW)	1,525	1,533,571
Gates Chili Central School District GO, 3.00%, 06/27/19 (SAW)	1,200	1,206,348
Jamesville-Dewitt Central School District GO, 3.00%, 09/27/19 (SAW)	1,800	1,812,168
New York City Water & Sewer System RB
VRDN, 1.67%, 06/15/39 (Put 11/12/18)(a)(b)	2,700	2,700,000
VRDN, 1.68%, 06/15/39 (Put 11/12/18)(a)(b)	1,365	1,365,000
North Shore Central School District/NY GOL, 3.00%, 06/26/19 (SAW)	1,000	1,005,400
Onondaga County Trust for Cultural Resources RB, 4.00%, 05/01/19	400	404,676
Somers Central School District GO, 3.00%, 09/13/19 (SAW)	1,100	1,107,777
Spackenkill Union Free School District GO, 3.00%, 06/26/19 (SAW)	1,300	1,305,668
Springs Union Free School District GOL, 3.00%, 06/27/19 (SAW)	1,000	1,005,290
Tender Option Bond Trust Receipts/Certificates RB, VRDN, 1.72%, 11/15/56 (Put 11/19/18)(a)(b)(c)	2,500	2,500,000
Town of Carmel NY GOL, 3.25%, 10/04/19	1,265	1,276,094

		24,208,139
Ohio — 2.0%
American Municipal Power Inc. RB, 3.00%, 08/15/19 (ST STANDBY NT PURCHASE)	135	135,627
County of Allen OH Hospital Facilities Revenue RB, Series A, 5.00%, 08/01/19	500	510,300
County of Hamilton OH RB, VRDN, 1.60%, 09/01/33 (Put 11/19/18)(a)(b)	1,950	1,950,000

		2,595,927
Pennsylvania — 0.8%
Carlisle Area School District GOL, 2.00%, 09/01/19	165	164,964
Commonwealth of Pennsylvania GO, 5.00%, 04/01/20	800	830,776

		995,740
Tennessee — 0.3%
Jackson Energy Authority RB, 5.00%, 12/01/19	350	360,857

Security	Par/ Shares (000)	Value

Texas — 4.8%
City of Houston TX GOL, Series A, 5.00%, 03/01/20	$1,000	$1,037,420
City of San Antonio EL, 1.78%, 12/21/18	2,000	2,000,000
Harris County Cultural Education Facilities Finance Corp. RB, Series C-1, 1.70%, 12/01/24 (Put 11/12/18)(a)(b)	2,100	2,100,000
State of Texas RB, 4.00%, 08/29/19	1,000	1,015,820

		6,153,240
Utah — 1.7%
Jordanelle Special Service District RB, 1.60%, 09/01/25 (Put 11/19/18)(a)(b)	2,222	2,222,000

Virginia — 3.9%
Loudoun County Economic Development Authority RB, VRDN, 1.62%, 02/15/38 (Put 11/19/18)(a)(b)	5,000	5,000,000

Washington — 4.4%
Grant County Public Utility District No. 2 RB, 2.00%, 01/01/44 (Put 12/02/20)(a)(b)	1,000	991,110
Washington Higher Education Facilities Authority RB, 1.64%, 10/01/29 (Put 11/19/18)(a)(b)	1,000	1,000,000
Washington State Housing Finance Commission RB, 1.60%, 04/01/43 (Put 11/19/18)(a)(b)	3,545	3,545,000

		5,536,110
Wisconsin — 5.4%
Wisconsin Health & Educational Facilities Authority RB, 1.60%, 11/01/25 (Put 11/19/18)(a)(b)	1,315	1,315,000
Wisconsin Housing & Economic Development Authority RB 1.53%, 03/01/38 (Put 11/19/18)(a)(b)	1,650	1,650,000
VRDN, 1.53%, 03/01/39 (Put 11/19/18)(a)(b)	2,840	2,840,000
VRDN, 1.60%, 03/01/31 (Put 11/19/18)(a)(b)	1,100	1,100,000

		6,905,000

Total Municipal Debt Obligations — 99.9% (Cost $127,264,619)		126,997,600

Money Market Funds

BlackRock Liquidity Funds: MuniCash, 1.45%(d)(e)	80	79,718

Total Money Market Funds — 0.1% (Cost: $79,718)		79,718

Total Investments in Securities — 100.0% (Cost: $127,344,337)		127,077,318

Other Assets, Less Liabilities — 0.0%		33,958

Net Assets — 100.0%		$127,111,276

(a)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(b)	Security is payable upon demand on each reset date.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2018	iShares® Short Maturity Municipal Bond ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds: Muni Cash	25	55	80	$79,718	$3,178	$380		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Municipal Debt Obligations	$—	$126,997,600	$—	$126,997,600
Money Market Funds	79,718	—	—	79,718

	$79,718	$126,997,600	$—	$127,077,318

See notes to financial statements.

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Capital One Multi-Asset Execution Trust, Class A6, 1.82%, 09/15/22	$3,000	$2,964,449
Honda Auto Receivables Owner Trust, Class A2, 2.67%, 12/21/20 (Call 10/21/21)	3,760	3,752,916
Mercedes-Benz Auto Receivables Trust, Class A2, 2.71%, 04/15/21 (Call 03/15/22)	3,280	3,274,233
Toyota Auto Receivables Owner Trust, Class A2, 2.77%, 08/16/21 (Call 04/15/22)	3,000	2,994,397

Total Asset-Backed Securities — 2.2% (Cost: $13,002,612)		12,985,995

Certificates of Deposit

Bank of America N.A. 2.60%, 04/04/19	1,000	999,837
2.79%, 07/03/19	1,000	1,000,001
Bank of Montreal, 2.37%, 12/21/18	1,750	1,750,086
Bank of Montreal/Chicago IL 2.48%, 05/07/19, (1 mo. LIBOR US + 0.200%)(a)	2,000	2,000,132
2.55%, 03/06/20, (3 mo. LIBOR US + 0.190%)(a)	2,000	1,999,725
2.63%, 06/13/19, (1 mo. LIBOR US + 0.300%)(a)	500	499,941
2.75%, 11/01/19(a)(b)	1,500	1,500,000
Bank of Nova Scotia/Houston 2.51%, 02/18/20, (3 mo. LIBOR US + 0.180%)(a)	1,000	999,996
2.73%, 10/15/19, (3 mo. LIBOR US + 0.280%)(a)	843	844,027
Barclays Bank PLC 2.72%, 05/17/19	2,000	1,999,104
2.72%, 05/28/19	2,000	1,998,840
3.00%, 09/19/19	2,000	2,000,049
BNP Paribas SA/New York NY 2.49%, 04/04/19, (3 mo. LIBOR US + 0.080%)(a)	2,000	1,999,652
2.59%, 04/18/19, (3 mo. LIBOR US + 0.150%)(a)	1,500	1,499,622
2.64%, 12/28/18, (3 mo. LIBOR US + 0.250%)(a)	750	750,352
Canadian Imperial Bank of Commerce 2.44%, 04/10/19, (1 mo. LIBOR US + 0.160%)(a)	1,500	1,499,736
2.59%, 07/25/19, (1 mo. LIBOR US + 0.300%)(a)	2,000	1,999,999
2.80%, 05/02/20(a)(b)	2,000	1,999,032
3.08%, 10/28/19	2,000	1,999,857
Canadian Imperial Bank of Commerce/New York NY 2.61%, 08/13/19, (1 mo. LIBOR US + 0.330%)(a)	2,000	2,001,740
2.78%, 09/20/19, (3 mo. LIBOR US + 0.410%)(a)	1,500	1,502,991
Citibank N.A./New York, 2.51%, 03/14/19	2,000	1,998,837
Credit Agricole Corporate and Investment Bank/New York, 2.70%, 05/11/20, (3 mo. LIBOR US + 0.385%)(a)	2,000	2,001,036
Credit Suisse AG/New York NY 1.86%, 11/09/18	1,000	999,905
2.52%, 04/09/19, (3 mo. LIBOR US + 0.340%)(a)	1,640	1,641,632
2.61%, 05/01/19, (3 mo. LIBOR US + 0.270%)(a)	1,500	1,501,044
KBC Bank NV, 2.52%, 01/02/19	2,000	2,000,094
Landesbank Baden-Wuerttemberg, 2.50%, 01/07/19	2,000	2,000,202
Mizuho Bank Ltd. 2.80%, 04/15/20, (3 mo. LIBOR US + 0.330%)(a)	1,500	1,499,763
2.91%, 10/25/19, (3 mo. LIBOR US + 0.400%)(a)	3,000	3,005,212
Mizuho Bank Ltd./NY 2.52%, 04/30/19, (3 mo. LIBOR US + 0.300%)(a)	1,000	1,000,791
2.58%, 11/19/18, (3 mo. LIBOR US + 0.450%)(a)	1,000	1,000,233
2.84%, 01/15/20, (3 mo. LIBOR US + 0.310%)(a)	2,000	1,999,991
National Australia Bank Ltd./New York, 2.52%, 03/14/19, (3 mo. LIBOR US + 0.190%)(a)	750	749,739

Security	Par (000)	Value

Natixis SA, 1.81%, 11/20/18	$1,000	$999,759
Natixis SA/New York NY, 2.50%, 01/31/19	2,000	1,999,991
Nordea Bank AB, 2.71%, 10/18/19, (3 mo. LIBOR US + 0.270%)(a)	1,000	1,001,237
Nordea Bank AB/New York NY 2.61%, 08/10/20, (3 mo. LIBOR US + 0.270%)(a)	1,000	999,133
2.70%, 07/10/20, (3 mo. LIBOR US + 0.290%)(a)	4,000	4,001,959
Royal Bank of Canada/New York NY 2.50%, 02/07/19, (3 mo. LIBOR US + 0.160%)(a)	1,000	1,000,340
2.65%, 03/22/19, (3 mo. LIBOR US + 0.280%)(a)	1,000	1,000,804
Societe Generale/New York NY, 2.59%, 02/28/19, (3 mo. LIBOR US + 0.280%)(a)	1,000	1,000,027
Standard Chartered Bank/New York 2.40%, 12/24/18, (3 mo. LIBOR US + 0.080%)(a)	1,000	1,000,191
2.47%, 03/25/19, (3 mo. LIBOR US + 0.100%)(a)	1,000	999,797
2.67%, 06/04/19	5,000	4,992,324
2.72%, 04/24/19, (3 mo. LIBOR US + 0.230%)(a)	2,500	2,499,874
Sumitomo Mitsui Banking Corp./New York 2.51%, 03/01/19	3,000	2,997,647
2.55%, 05/15/19, (3 mo. LIBOR US + 0.460%)(a)	2,000	2,003,282
2.79%, 06/18/20, (3 mo. LIBOR US + 0.410%)(a)	2,000	2,000,619
2.83%, 09/09/19, (3 mo. LIBOR US + 0.450%)(a)	800	801,685
2.87%, 07/11/19, (3 mo. LIBOR US + 0.370%)(a)	3,250	3,253,994
2.91%, 07/24/20, (3 mo. LIBOR US + 0.420%)(a)	2,000	2,000,673
Sumitomo Mitsui Trust Bank Ltd./New York 2.52%, 08/16/19, (3 mo. LIBOR US + 0.200%)(a)	3,000	2,999,990
2.60%, 04/17/19, (3 mo. LIBOR US + 0.150%)(a)	2,000	1,999,901
2.61%, 07/09/19, (3 mo. LIBOR US + 0.200%)(a)	1,500	1,500,094
Sumitomo Trust and Banking Co. Ltd. (The), 2.50%, 01/11/19(c)	3,000	2,985,153
Svenska Handelsbanken AB, 2.80%, 04/01/20, (3 mo. LIBOR US + 0.400%)(a)	3,000	3,007,041
Svenska Handelsbanken/New York NY, 2.74%, 10/21/19, (3 mo. LIBOR US + 0.270%)(a)	3,000	3,001,842
Toronto-Dominion Bank 2.73%, 05/10/19	1,875	1,873,995
2.73%, 08/07/19	2,000	1,996,045
Toronto-Dominion Bank/NY 2.65%, 01/24/19	570	569,596
2.68%, 06/12/19, (1 mo. LIBOR US + 0.400%)(a)	1,000	999,938
Wells Fargo Bank N.A., 2.54%, 04/15/19, (3 mo. LIBOR US + 0.100%)(a)	3,000	2,999,854

Total Certificates of Deposit — 18.7% (Cost: $112,710,961)		112,729,983

Commercial Paper

ANTALIS SA, 2.94%, 05/02/19(c)	3,000	2,956,258
AstraZeneca PLC, 2.57%, 11/05/18(c)	3,000	2,998,988
AT&T Inc. 2.87%, 12/04/18(c)	4,000	3,990,510
3.09%, 05/28/19(c)	5,000	4,914,368
3.09%, 05/30/19(c)	1,500	1,474,047
Atlantic Asset Securitization LLC, 2.96%, 09/09/19(c)	2,000	1,948,981
Bank of Nova Scotia (The), 2.87%, 05/30/19(c)	3,000	2,950,151
Banque et Caisse, 2.44%, 02/14/19(c)	1,000	992,601
BAT International Finance PLC, 2.67%, 12/12/18(c)	2,250	2,243,333
Bayerische Landbank NY, 2.62%, 01/02/19(c)	3,000	2,987,537

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2018	iShares® Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Bedford Row Funding Corp. 2.51%, 08/26/19, (1 mo. LIBOR US + 0.220%)(a)(d)	$1,500	$1,498,728
2.55%, 02/14/19, (1 mo. LIBOR US + 0.270%)(a)	1,000	1,000,340
2.79%, 04/26/19(c)	1,000	986,440
2.91%, 09/12/19(c)	3,000	2,923,159
Bell Canada Inc. 2.62%, 12/03/18(c)	2,250	2,244,745
2.66%, 11/06/18(c)	1,500	1,499,378
2.67%, 01/22/19(c)	3,000	2,981,505
2.67%, 01/25/19(c)	1,000	993,595
2.72%, 02/04/19(c)	2,000	1,985,568
2.85%, 02/21/19(c)	2,000	1,982,730
BPCE, 2.64%, 02/08/19(c)	1,000	992,953
Commonwealth Bank of Australia/New York NY, 2.52%, 01/18/19, (1 mo. LIBOR US + 0.230%)(a)	1,000	1,000,397
Federation Des Caisses Desjardins Du Quebec, 2.74%, 07/22/19(c)	3,000	2,936,860
General Electric Co. 2.51%, 11/08/18(c)	5,000	4,997,372
2.72%, 01/11/19(c)	2,000	1,989,280
HSBC Bank PLC 2.49%, 02/22/19, (3 mo. LIBOR US + 0.180%)(a)	600	600,542
2.66%, 04/17/19, (3 mo. LIBOR US + 0.210%)(a)(d)	1,500	1,500,542
2.70%, 04/16/19(c)	1,000	987,466
ING U.S. Funding LLC 2.47%, 03/05/19(c)	1,500	1,486,380
2.48%, 02/21/19(c)	2,000	1,983,672
2.53%, 02/12/19, (1 mo. LIBOR US + 0.250%)(a)	1,500	1,500,704
2.55%, 03/06/19, (1 mo. LIBOR US + 0.270%)(a)	1,000	1,000,548
JP Morgan Securities LLC, 2.73%, 07/26/19, (3 mo. LIBOR US + 0.200%)(a)	2,000	2,000,000
JPMorgan Securities LLC, 2.84%, 07/11/19(c)	2,000	1,959,492
Keurig Dr Pepper Inc., 2.47%, 11/02/18(c)	4,000	3,999,474
KfW, 2.60%, 04/03/19(c)	2,000	1,979,569
La Fayette Asset Securitization LLC, 2.75%, 03/18/19(c)	10,000	9,898,723
Landesbank Baden-Wuerttemberg 2.34%, 11/13/18(c)	5,000	4,995,892
2.42%, 01/07/19(c)	2,000	1,990,782
Liberty Street Funding LLC, 2.56%, 11/02/18, (1 mo. LIBOR US + 0.300%)(a)	1,500	1,500,027
Lma Americas LLC, 2.70%, 02/01/19(c)	1,000	993,232
LMA S.A./LMA Americas LLC, 2.47%, 01/04/19(c)	3,000	2,986,756
Macquarie Bank Ltd. 2.55%, 02/19/19(c)	2,000	1,983,763
2.69%, 05/28/19(c)	2,000	1,966,885
2.83%, 08/08/19(c)	2,000	1,953,900
Mitsubishi UFJ Financial Group Inc., 2.47%, 01/11/19(c)	2,000	1,990,176
Mondelez International Inc. 2.52%, 12/12/18(c)	6,000	5,982,220
2.56%, 12/10/18(c)	2,000	1,994,371
2.71%, 01/22/19(c)	1,000	993,805
2.74%, 01/10/19(c)	5,000	4,973,898
National Australia Bank Ltd., 2.51%, 04/02/19, (1 mo. LIBOR US + 0.250%)(a)	1,000	1,000,474
NextEra Energy Capital Holdings Inc., 2.58%, 12/05/18(c)	2,000	1,995,106
Nutrien Ltd. 2.48%, 11/13/18(c)	3,000	2,996,972
2.72%, 12/27/18(c)	2,000	1,990,839
Old Line Funding LLC, 2.68%, 04/26/19, (1 mo. LIBOR US + 0.390%)(a)	1,000	1,001,020

Security	Par (000)	Value

Oversea-Chinese Banking Corp. Ltd. 2.47%, 02/26/19(c)	$1,000	$991,622
2.50%, 11/07/18, (1 mo. LIBOR US + 0.220%)(a)	1,000	1,000,021
2.54%, 02/19/19(c)	1,400	1,389,027
Reckitt Benckiser Treasury Services PLC 2.63%, 02/04/19(c)	4,000	3,973,803
2.64%, 02/12/19(c)	2,000	1,985,688
Schlumberger Holdings Corp., 2.73%, 03/07/19(c)	1,000	990,154
Societe Generale SA 2.90%, 08/02/19(c)(d)	5,000	4,894,630
2.90%, 08/05/19(c)	2,250	2,201,009
2.91%, 08/26/19(c)	1,500	1,462,737
3.22%, 10/31/19(c)	1,500	1,452,026
Suncor Energy Inc. 2.55%, 12/10/18(c)(d)	2,000	1,994,371
2.55%, 12/12/18(c)(d)	2,000	1,994,073
Suncorp Group Ltd. 2.60%, 03/25/19(c)	2,000	1,977,646
3.01%, 07/23/19(c)	3,000	2,933,264
Swedbank AB, 2.57%, 03/04/19(c)	2,000	1,982,316
Telstra Corp. Ltd. 2.44%, 12/17/18(c)	3,000	2,990,071
3.05%, 04/29/19(c)	3,000	2,956,350
Thunder Bay Funding LLC, 2.77%, 05/02/19(c)	1,500	1,479,069
Toronto-Dominion Bank, 3.09%, 10/18/19(c)	5,000	4,851,084
Toronto-Dominion Bank (The), 2.55%, 02/08/19, (1 mo. LIBOR US + 0.270%)(a)(d)	2,000	2,001,076
Toyota Motor Credit Corp., 2.51%, 04/03/19, (3 mo. LIBOR US + 0.080%)(a)	3,000	2,999,859
TransCanada PipeLines Ltd. 2.51%, 11/01/18(c)	3,000	2,999,802
2.52%, 11/05/18(c)	2,000	1,999,334
UBS AG/London 2.55%, 08/28/19, (1 mo. LIBOR US + 0.260%)(a)	1,000	1,000,138
2.62%, 01/07/19, (1 mo. LIBOR US + 0.340%)(a)(d)	1,000	1,000,587
2.66%, 07/02/19, (1 mo. LIBOR US + 0.400%)(a)(d)	1,000	1,001,312
2.74%, 04/04/19, (3 mo. LIBOR US + 0.330%)(a)(d)	4,000	4,004,022
VW Credit Inc. 2.58%, 01/08/19(c)	2,000	1,989,880
2.67%, 02/21/19(c)	3,000	2,973,831
2.73%, 01/04/19(c)	9,000	8,957,311
2.82%, 03/20/19(c)	3,000	2,966,785
Walgreens Boots Alliance Inc. 2.77%, 01/29/19(c)	4,000	3,972,900
2.83%, 02/19/19(c)	3,000	2,974,350

Total Commercial Paper — 35.6% (Cost: $214,018,822)		213,997,202

Corporate Bonds & Notes

Aerospace & Defense — 1.0%
General Dynamics Corp., 2.88%, 05/11/20 .	2,000	1,992,620
Lockheed Martin Corp., 4.25%, 11/15/19	2,000	2,022,709
United Technologies Corp. 2.89%, 11/01/19, (3 mo. LIBOR US + 0.350%)(a)	500	500,943
2.97%, 08/16/21 (Call 08/16/19), (3 mo. LIBOR US + 0.650%)(a)	1,000	1,001,084
3.35%, 08/16/21	540	537,422

		6,054,778

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers — 4.1%
American Honda Finance Corp. 2.00%, 11/13/19	$500	$494,973
2.46%, 02/21/20, (3 mo. LIBOR US + 0.150%)(a)	2,000	2,000,957
2.59%, 06/16/20, (3 mo. LIBOR US + 0.260%)(a)	4,000	4,001,677
2.83%, 02/12/21, (3 mo. LIBOR US + 0.210%)(a)	1,000	998,023
BMW U.S. Capital LLC 2.84%, 04/12/21, (3 mo. LIBOR US + 0.410%)(a)(d)	2,000	1,998,213
3.25%, 08/14/20(d)	1,850	1,847,228
Daimler Finance North America LLC 2.76%, 02/22/21, (3 mo. LIBOR US + 0.450%)(a)(d)	3,000	2,997,360
3.10%, 05/04/20(d)	1,325	1,317,415
3.14%, 10/30/19, (3 mo. LIBOR US + 0.620%)(a)(d)	250	250,980
Ford Motor Credit Co. LLC, 3.99%, 01/08/19, (3 mo. LIBOR US + 1.580%)(a)	1,375	1,377,727
Harley-Davidson Financial Services Inc., 2.81%, 05/21/20, (3 mo. LIBOR US + 0.500%)(a)(d)	2,000	2,002,481
Hyundai Capital America, 3.15%, 03/12/21, (3 mo. LIBOR US + 0.820%)(a)(d)	1,000	1,000,836
Nissan Motor Acceptance Corp. 2.78%, 09/28/20, (3 mo. LIBOR US + 0.390%)(a)(d)	750	749,751
3.34%, 03/08/19, (3 mo. LIBOR US + 1.010%)(a)(d)	250	250,719
PACCAR Financial Corp. 2.05%, 11/13/20	580	566,117
2.88%, 05/10/21, (3 mo. LIBOR US + 0.260%)(a)	680	681,062
3.10%, 05/10/21	915	909,888
Toyota Motor Credit Corp., 2.20%, 01/10/20	1,500	1,486,409

		24,931,816
Banks — 23.9%
ABN AMRO Bank NV 1.80%, 09/20/19(d)	3,000	2,963,064
2.10%, 01/18/19(d)	3,000	2,995,605
2.88%, 08/27/21, (3 mo. LIBOR US + 0.570%)(a)(d)	3,000	3,002,490
3.40%, 08/27/21(d)	2,500	2,482,715
ANZ New Zealand Int’l Ltd./London 2.25%, 02/01/19(d)	1,500	1,497,258
2.75%, 01/22/21(d)	2,000	1,962,958
Australia & New Zealand Banking Group Ltd., 2.92%, 11/09/20, (3 mo. LIBOR US + 0.320%)(a)(d)	1,000	1,000,956
Bank of America Corp., 2.60%, 01/15/19	856	855,581
Bank of America N.A. 2.05%, 12/07/18	545	544,749
2.56%, 08/28/20 (Call 08/28/19), (3 mo. LIBOR US + 0.250%)(a)	2,000	2,000,834
Bank of Montreal 1.50%, 07/18/19	1,000	989,872
2.93%, 12/12/19, (3 mo. LIBOR US + 0.600%)(a)	510	512,789
Bank of Nova Scotia (The)
2.70%, 01/08/21, (3 mo. LIBOR US + 0.290%)(a)	1,000	999,762
2.91%, 04/20/21, (3 mo. LIBOR US + 0.440%)(a)	2,000	2,004,841
Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 2.83%, 09/09/19, (3 mo. LIBOR US + 0.450%)(a)	1,400	1,402,949
Banque Federative du Credit Mutuel SA, 2.75%, 01/22/19(d)	2,000	1,999,316
Barclays Bank PLC, 6.75%, 05/22/19	1,500	1,529,836
BNP Paribas SA 2.40%, 12/12/18	1,968	1,967,488
2.45%, 03/17/19	2,549	2,544,741
BPCE SA, 2.50%, 12/10/18	1,000	999,758
Branch Banking & Trust Co., 2.25%, 06/01/20 (Call 05/01/20)	1,100	1,082,873

Security	Par (000)	Value

Banks (continued)
Citibank N.A. 2.00%, 03/20/19 (Call 02/20/19)	$1,500	$1,494,951
2.97%, 02/12/21 (Call 01/12/21), (3 mo. LIBOR US + 0.350%)(a)	1,000	999,739
3.05%, 07/23/21 (Call 06/23/21), (3 mo. LIBOR US + 0.570%)(a)	2,000	2,006,487
Citigroup Inc., 3.18%, 12/07/18, (3 mo. LIBOR US + 0.860%)(a)	400	400,265
Commonwealth Bank of Australia 1.75%, 11/07/19(d)	1,591	1,568,925
2.78%, 03/10/20, (3 mo. LIBOR US + 0.450%)(a)(d)	1,615	1,618,614
5.00%, 10/15/19(d)	3,000	3,052,587
Commonwealth Bank of Australia/New York NY, 2.30%, 09/06/19	2,000	1,987,280
Cooperatieve Rabobank UA/NY 2.25%, 01/14/19	2,840	2,837,908
2.50%, 01/19/21	1,080	1,056,489
2.94%, 04/26/21, (3 mo. LIBOR US + 0.430%)(a)	1,000	1,002,370
Credit Suisse AG/New York NY, 5.30%, 08/13/19	2,000	2,033,988
Fifth Third Bank/Cincinnati OH, 2.77%, 10/30/20 (Call 09/30/20), (3 mo. LIBOR US + 0.250%)(a)	1,000	1,000,473
Goldman Sachs Bank USA/New York NY, 3.20%, 06/05/20	445	444,631
HSBC Holdings PLC 2.92%, 05/18/21 (Call 05/18/20), (3 mo. LIBOR US + 0.600%)(a)	3,500	3,503,878
2.98%, 09/11/21 (Call 09/11/20), (3 mo. LIBOR US + 0.650%)(a)	4,000	4,007,240
HSBC USA Inc., 2.38%, 11/13/19	1,120	1,111,522
ING Bank NV 2.00%, 11/26/18(d)	1,500	1,499,355
2.30%, 03/22/19(d)	2,640	2,634,029
JPMorgan Chase Bank N.A., 2.87%, 02/13/20 (Call 02/13/19), (3 mo. LIBOR US + 0.250%)(a)	2,000	2,000,632
Lloyds Bank PLC 2.70%, 08/17/20	1,000	985,889
3.30%, 05/07/21	3,000	2,975,701
Macquarie Bank Ltd., 2.35%, 01/15/19(d)	2,200	2,197,624
Morgan Stanley 2.38%, 07/23/19	3,000	2,987,340
3.34%, 01/24/19, (3 mo. LIBOR US + 0.850%)(a)	2,000	2,002,469
Series 3NC2, 3.41%, 02/14/20 (Call 02/14/19), (3 mo. LIBOR US + 0.800%)(a)	1,000	1,001,188
MUFG Bank Ltd. 2.30%, 03/10/19(d)	1,000	997,746
2.35%, 09/08/19(d)	2,000	1,987,697
National Australia Bank Ltd., 2.78%, 01/12/21, (3 mo. LIBOR US + 0.350%)(a)(d)	2,000	1,997,437
National Australia Bank Ltd./New York, 2.50%, 01/12/21	1,000	978,531
National Bank of Canada, 2.20%, 11/02/20 (Call 10/02/20)	1,000	975,214
Nordea Bank AB, 1.63%, 09/30/19(d)	2,400	2,368,133
Royal Bank of Canada 2.00%, 12/10/18	390	389,735
2.77%, 07/22/20, (3 mo. LIBOR US + 0.300%)(a)	2,000	2,002,910
Santander UK PLC 2.13%, 11/03/20	965	937,813
2.88%, 11/03/20, (3 mo. LIBOR US + 0.300%)(a)	500	499,881
Skandinaviska Enskilda Banken AB 1.50%, 09/13/19	1,750	1,726,439
2.38%, 03/25/19(d)	1,500	1,496,114
2.74%, 05/17/21, (3 mo. LIBOR US + 0.430%)(a)(d)	4,000	3,997,084

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2018	iShares® Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Sumitomo Mitsui Banking Corp. 1.97%, 01/11/19	$500	$499,161
2.51%, 01/17/20	2,000	1,982,490
2.80%, 01/17/20, (3 mo. LIBOR US + 0.350%)(a)	1,000	1,000,947
2.96%, 01/11/19, (3 mo. LIBOR US + 0.540%)(a)	1,250	1,250,688
Sumitomo Mitsui Trust Bank Ltd., 2.05%, 03/06/19(d)	1,635	1,630,527
Suncorp-Metway Ltd. 2.10%, 05/03/19(d)	1,000	995,560
2.38%, 11/09/20(d)	1,250	1,217,154
2.98%, 10/19/20, (3 mo. LIBOR US + 0.500%)(a)(d)	7,000	6,990,550
Svenska Handelsbanken AB 1.50%, 09/06/19	2,250	2,221,115
2.40%, 10/01/20	3,000	2,944,651
2.69%, 09/08/20, (3 mo. LIBOR US + 0.360%)(a)	745	746,495
Toronto-Dominion Bank (The), 3.00%, 06/11/20	1,000	997,095
UBS AG/Stamford CT 2.35%, 03/26/20	2,500	2,467,941
2.38%, 08/14/19	1,513	1,504,627
United Overseas Bank Ltd., 2.96%, 04/23/21, (3 mo. LIBOR US + 0.480%)(a)(d)	2,000	2,001,762
Wells Fargo Bank N.A. 2.75%, 01/15/21, (3 mo. LIBOR US + 0.310%)(a)	2,000	1,996,842
2.98%, 07/23/21 (Call 07/23/20), (3 mo. LIBOR US + 0.500%)(a)	2,000	2,001,372
2.99%, 10/22/21 (Call 09/21/21), (3 mo. LIBOR US + 0.500%)(a)	2,000	2,000,892
3.33%, 07/23/21 (Call 07/23/20)(a)(b)	2,000	1,993,097
Westpac Banking Corp. 2.75%, 03/06/20, (3 mo. LIBOR US + 0.430%)(a)	3,000	3,008,075
3.33%, 05/13/19, (3 mo. LIBOR US + 0.710%)(a)	250	250,725

		143,808,509
Computers — 0.4%
Apple Inc., 1.80%, 11/13/19	1,500	1,483,990
IBM Credit LLC, 2.47%, 09/06/19, (3 mo. LIBOR US + 0.150%)(a)	1,000	1,001,091

		2,485,081
Diversified Financial Services — 1.4%
AIG Global Funding, 1.95%, 10/18/19(d)	555	549,050
American Express Credit Corp. 1.70%, 10/30/19 (Call 09/30/19)	2,450	2,417,519
2.75%, 03/03/20 (Call 02/03/20), (3 mo. LIBOR US + 0.430%)(a)	3,000	3,008,834
Capital One Bank USA N.A., 2.25%, 02/13/19 (Call 01/13/19)	2,500	2,494,642

		8,470,045
Electric — 0.8%
Electricite de France SA, 2.15%, 01/22/19(d)	3,250	3,242,330
NextEra Energy Capital Holdings Inc., Series H, 3.34%, 09/01/20	1,795	1,794,401

		5,036,731
Electronics — 0.2%
Honeywell International Inc. 1.80%, 10/30/19	310	306,400
2.56%, 10/30/19, (3 mo. LIBOR US + 0.040%)(a)	750	749,847

		1,056,247
Health Care - Services — 0.2%
Roche Holdings Inc., 2.25%, 09/30/19 (Call 08/30/19)(d)	1,300	1,291,023

Security	Par (000)	Value

Insurance — 1.0%
Jackson National Life Global Funding, 2.74%, 10/15/20, (3 mo. LIBOR US + 0.300%)(a)(d)	$5,000	$4,999,677
Metropolitan Life Global Funding I, 1.75%, 09/19/19(d)	860	850,555

		5,850,232
Internet — 0.3%
Alibaba Group Holding Ltd., 2.50%, 11/28/19 (Call 10/28/19)	1,750	1,739,521

Machinery — 1.8%
Caterpillar Financial Services Corp. 1.80%, 11/13/18	600	599,847
2.56%, 03/15/21, (3 mo. LIBOR US + 0.230%)(a)	1,000	1,000,719
2.80%, 05/15/20, (3 mo. LIBOR US + 0.180%)(a)	1,500	1,499,451
2.90%, 03/15/21	1,500	1,484,107
John Deere Capital Corp. 2.53%, 07/05/19, (3 mo. LIBOR US + 0.120%)(a)	1,170	1,170,439
2.57%, 03/12/21, (3 mo. LIBOR US + 0.240%)(a)	1,000	1,001,725
2.59%, 01/07/20, (3 mo. LIBOR US + 0.180%)(a)	1,000	1,000,312
2.60%, 10/09/20, (3 mo. LIBOR US + 0.170%)(a)	3,000	2,998,182

		10,754,782
Manufacturing — 0.9%
3M Co., 3.00%, 09/14/21 (Call 08/14/21)	1,075	1,071,781
Siemens Financieringsmaatschappij NV 1.30%, 09/13/19(d)	1,100	1,083,850
2.67%, 03/16/20, (3 mo. LIBOR US + 0.340%)(a)(d)	3,000	3,004,971

		5,160,602
Media — 0.6%
Comcast Corp. 2.74%, 10/01/20, (3 mo. LIBOR US + 0.330%)(a)	2,000	2,000,848
3.30%, 10/01/20	1,610	1,609,331

		3,610,179
Oil & Gas — 0.3%
Chevron Corp., 2.40%, 02/28/19, (3 mo. LIBOR US + 0.090%)(a)	2,000	2,000,464

Pharmaceuticals — 1.3%
AstraZeneca PLC, 1.75%, 11/16/18	2,500	2,498,885
CVS Health Corp., 2.25%, 12/05/18 (Call 11/05/18)	3,425	3,422,995
Pfizer Inc., 3.00%, 09/15/21	1,670	1,664,772

		7,586,652
Pipelines — 0.2%
TransCanada PipeLines Ltd., 2.89%, 11/15/19, (3 mo. LIBOR US + 0.275%)(a)	1,500	1,502,294

Retail — 0.2%
Home Depot Inc. (The), 2.47%, 06/05/20, (3 mo. LIBOR US + 0.150%)(a)	1,220	1,221,918

Software — 0.1%
Oracle Corp., 2.25%, 10/08/19	600	596,181

Total Corporate Bonds & Notes — 38.7% (Cost: $233,525,633)		233,157,055

Repurchase Agreements

Barclays Bank PLC, 2.92%, 11/01/18 (Purchased on 10/31/18 to be repurchased at $5,000,406, collateralized by non-agency mortgage-backed security, 4.17% to 6.85%, due 06/01/34 to 11/25/35, par and fair value of $7,580,031 and $5,750,000, respectively) (a)(e)	5,000	5,000,000

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Citigroup Global Markets Inc., 3.06%, 11/01/18 (Purchased on 10/31/18 to be repurchased at $5,000,425, collateralized by non-agency mortgage-backed security, 3.00% to 5.49%, due 05/10/30 to 03/25/61, par and fair value of $ 6,215,137 and $5,250,000, respectively) (a)(e)	$5,000	$5,000,000
Credit Suisse Securities (USA) LLC, 2.76%, 11/01/18 (Purchased on 10/31/18 to be repurchased at $2,000,153, collateralized by non-agency mortgage-backed security, 5.53%, due 08/15/35, par and fair value of $2,294,341 and $2,300,000, respectively) (a)(e)	2,000	2,000,000
JP Morgan Securities, 3.06%, 11/01/18 (Purchased on 10/31/18 to be repurchased at $5,000,425, collateralized by non-agency mortgage-backed security, 2.55%, due 03/22/32, par and fair value of $5,462,347 and $5,350,008, respectively) (a)(e)	5,000	5,000,000
Merrill Lynch, 2.89%, 11/01/18 (Purchased on 10/31/18 to be repurchased at $5,000,401, collateralized by non-agency mortgage-backed security, 4.00%, due 01/25/2056, par and fair value of $6,238,812 and $6,000,001, respectively) (a)(e)	5,000	5,000,000
Mizuho Securities USA Inc., 2.85%, 11/01/18 (Purchased on 10/31/18 to be repurchased at $6,000,475, collateralized by non-agency mortgage-backed security, 2.76% to 5.15%, due 05/30/19 to 09/20/29, par and fair value of $6,143,091 and $6,180,001, respectively) (a)(e)	6,000	6,000,000

Total Repurchase Agreements — 4.6% (Cost: $28,000,000)		28,000,000

Security	Shares (000)	Value

Money Market Funds

BlackRock Cash Funds: Treasury, SLAgency Shares, 2.11%(f)(g)	2,193	$2,193,235

Total Money Market Funds — 0.4% (Cost: $2,193,235)		2,193,235

Total Investments in Securities — 100.2% (Cost: $603,451,263)		603,063,470

Other Assets, Less Liabilities — (0.2)%		(1,269,459)

Net Assets — 100.0%		$601,794,011

(a)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(b)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(c)	Rates are discount rates or a range of discount rates at the time of purchase.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Maturity date represents next reset date.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	319	1,874	2,193	$2,193,235	$34,831	$—		$—

(a) Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Asset-Backed Securities	$—	$12,985,995	$—	$12,985,995
Certificates of Deposit	—	112,729,983	—	112,729,983
Commercial Paper	—	213,997,202	—	213,997,202
Corporate Bonds & Notes	—	233,157,055	—	233,157,055
Repurchase Agreements	—	28,000,000	—	28,000,000
Money Market Funds	2,193,235	—	—	2,193,235

	$2,193,235	$600,870,235	$—	$603,063,470

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Statements of Assets and Liabilities

October 31, 2018

	iShares Short Maturity Bond ETF	iShares Short Maturity Municipal Bond ETF	iShares Ultra Short-Term Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$4,511,991,906	$126,997,600	$572,870,235
Affiliated(c)	502,298,279	79,718	2,193,235
Repurchase agreements, at value — Unaffiliated(d)	30,000,000	—	28,000,000
Cash	—	—	49,000
Foreign currency, at value(e)	26,003	—	—
Receivables:
Investments sold	212	1,834,072	—
Securities lending income — Affiliated	13,779	—	—
Capital shares sold	37,589,162	—	5,016,442
Dividends	1,345,491	51	417,200
Interest	19,744,141	782,010	1,197,062

Total assets	5,103,008,973	129,693,451	609,743,174

LIABILITIES
Bank overdraft	1,489,805	—	—
Collateral on securities loaned, at value	72,063,107	—	—
Payables:
Investments purchased	46,616,563	2,556,872	7,910,662
Investment advisory fees	1,021,602	25,303	38,501

Total liabilities	121,191,077	2,582,175	7,949,163

NET ASSETS	$4,981,817,896	$127,111,276	$601,794,011

NET ASSETS CONSIST OF:
Paid-in capital	$4,983,667,478	$127,330,378	$601,033,494
Accumulated earnings (loss)	(1,849,582)	(219,102)	760,517

NET ASSETS	$4,981,817,896	$127,111,276	$601,794,011

Shares outstanding	99,400,000	2,550,000	12,000,000

Net asset value	$50.12	$49.85	$50.15

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$65,831,600	$—	$—
(b) Investments, at cost — Unaffiliated	$4,522,454,126	$127,264,619	$573,258,028
(c) Investments, at cost — Affiliated	$502,293,933	$79,718	$2,193,235
(d) Repurchase agreements, at cost — Unaffiliated	$30,000,000	$—	$28,000,000
(e) Foreign currency, at cost	$25,197	$—	$—

See notes to financial statements.

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2018

	iShares Short Maturity Bond ETF	iShares Short Maturity Municipal Bond ETF	iShares Ultra Short-Term Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$3,045,516	$3,178	$34,831
Interest — Unaffiliated	87,633,114	1,126,436	7,383,877
Securities lending income — Affiliated — net	108,595	—	—
Other income — Unaffiliated	9,046	—	—

Total investment income	90,796,271	1,129,614	7,418,708

EXPENSES
Investment advisory fees	9,228,872	176,030	246,749
Proxy fees	258	4	14

Total expenses	9,229,130	176,034	246,763

Net investment income	81,567,141	953,580	7,171,945

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(1,111,738)	(53,503)	(2,431)
Investments — Affiliated	1,318	367	—
Capital gain distributions from underlying funds — Affiliated	—	13	—
Foreign currency transactions	(26,231)	—	—

Net realized loss	(1,136,651)	(53,123)	(2,431)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(14,317,357)	(224,736)	(491,071)
Investments — Affiliated	690	—	—
Foreign currency translations	(730)	—	—

Net change in unrealized appreciation (depreciation)	(14,317,397)	(224,736)	(491,071)

Net realized and unrealized loss	(15,454,048)	(277,859)	(493,502)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$66,113,093	$675,721	$6,678,443

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Statements of Changes in Net Assets

	iShares Short Maturity Bond ETF		iShares Short Maturity Municipal Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$81,567,141	$35,966,752	$953,580	$378,541
Net realized gain (loss)	(1,136,651)	582,022	(53,123)	(29,140)
Net change in unrealized appreciation (depreciation)	(14,317,397)	1,498,943	(224,736)	(21,983)

Net increase in net assets resulting from operations	66,113,093	38,047,717	675,721	327,418

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(74,611,511)	(34,147,741)	(856,151)	(359,533)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,080,578,493	883,945,139	74,785,143	17,526,350

NET ASSETS(b)
Total increase in net assets	2,072,080,075	887,845,115	74,604,713	17,494,235
Beginning of year	2,909,737,821	2,021,892,706	52,506,563	35,012,328

End of year	$4,981,817,896	$2,909,737,821	$127,111,276	$52,506,563

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Ultra Short-Term Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,171,945	$1,318,869
Net realized loss	(2,431)	(7,501)
Net change in unrealized appreciation (depreciation)	(491,071)	66,211

Net increase in net assets resulting from operations	6,678,443	1,377,579

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(6,139,081)	(1,210,368)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	413,322,400	162,746,995

NET ASSETS(b)
Total increase in net assets	413,861,762	162,914,206
Beginning of year	187,932,249	25,018,043

End of year	$601,794,011	$187,932,249

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Financial Highlights

(For a share outstanding throughout each period)

	iShares Short Maturity Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/14

Net asset value, beginning of year	$50.25	$50.17	$50.04	$50.15	$50.07

Net investment income(a)	1.11	0.74	0.50	0.44	0.44
Net realized and unrealized gain (loss)(b)	(0.23)	0.04	0.14	(0.13)	0.04

Net increase from investment operations	0.88	0.78	0.64	0.31	0.48

Distributions(c)
From net investment income	(1.01)	(0.70)	(0.51)	(0.42)	(0.40)

Total distributions	(1.01)	(0.70)	(0.51)	(0.42)	(0.40)

Net asset value, end of year	$50.12	$50.25	$50.17	$50.04	$50.15

Total Return
Based on net asset value	1.78%	1.57%	1.28%	0.62%	0.96%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	2.21%	1.47%	1.01%	0.87%	0.87%

Supplemental Data
Net assets, end of year (000)	$4,981,818	$2,909,738	$2,021,893	$1,781,306	$418,732

Portfolio turnover rate(d)	48%	56%	79%	23%	35%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Short Maturity Municipal Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Period From 03/03/15 to 10/31/15	(a)

Net asset value, beginning of period	$50.01	$50.02	$50.07	$50.00

Net investment income(b)	0.68	0.49	0.39	0.20
Net realized and unrealized gain (loss)(c)	(0.21)	(0.03)	(0.04)	0.04

Net increase from investment operations	0.47	0.46	0.35	0.24

Distributions(d)
From net investment income	(0.63)	(0.47)	(0.40)	(0.17)

Total distributions	(0.63)	(0.47)	(0.40)	(0.17)

Net asset value, end of period	$49.85	$50.01	$50.02	$50.07

Total Return
Based on net asset value	0.95%	0.93%	0.69%	0.48	%(e)

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25	%(f)

Total expenses after fees waived	0.25%	0.25%	0.25%	0.25	%(f)

Net investment income	1.35%	0.99%	0.79%	0.59	%(f)

Supplemental Data
Net assets, end of period (000)	$127,111	$52,507	$35,012	$35,049

Portfolio turnover rate(g)	221%	163%	100%	184	%(e)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Not annualized.

(f)	Annualized.

(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Ultra Short-Term Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15	Period From 12/11/13 to 10/31/14	(a)

Net asset value, beginning of period	$50.12	$50.04	$49.97	$50.08	$49.99

Net investment income(b)	1.16	0.71	0.47	0.24	0.16
Net realized and unrealized gain (loss)(c)	(0.16)	0.02	(0.02)	(0.07)	0.06

Net increase from investment operations	1.00	0.73	0.45	0.17	0.22

Distributions(d)
From net investment income	(0.97)	(0.65)	(0.38)	(0.24)	(0.13)
From net realized gain	—	—	—	(0.04)	—

Total distributions	(0.97)	(0.65)	(0.38)	(0.28)	(0.13)

Net asset value, end of period	$50.15	$50.12	$50.04	$49.97	$50.08

Total Return
Based on net asset value	2.02%	1.47%	0.90%	0.32%	0.45	%(e)

Ratios to Average Net Assets
Total expenses	0.08%	0.09%	0.18%	0.18%	0.18	%(f)

Net investment income	2.33%	1.43%	0.93%	0.47%	0.35	%(f)

Supplemental Data
Net assets, end of period (000)	$601,794	$187,932	$25,018	$12,493	$15,024

Portfolio turnover rate(g)	32%	11%	139%	41%	71	%(e)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Not annualized.

(f)	Annualized.

(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.  ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Short Maturity Bond	Non-diversified
Short Maturity Municipal Bond	Diversified
Ultra Short-Term Bond	Diversified

2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

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Notes to Financial Statements (continued)

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Repurchase agreements are valued at amortized cost, which approximates market value.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.  SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to

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Notes to Financial Statements (continued)

hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund. In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.

The following table summarizes the open repurchase agreements as of October 31, 2018 which are subject to offset under an MRA:

iShares ETF and Counterparty	Market Value of Repurchase Agreements	Cash Collateral Received	Non-Cash Collateral Received	(a)	Net Amount
Short Maturity Bond
Mizuho Securities USA Inc.	$30,000,000	$—	$30,000,000		$—

Ultra Short-Term Bond
Barclays Bank PLC	$5,000,000	$—	$5,000,000		$—
Citigroup Global Markets Inc.	5,000,000	—	5,000,000		—
Credit Suisse Securities (USA) LLC	2,000,000	—	2,000,000		—
JP Morgan Securities LLC	5,000,000	—	5,000,000		—
Merrill Lynch Pierce Fenner & Smith	5,000,000	—	5,000,000		—
Mizuho Securities USA Inc.	6,000,000	—	6,000,000		—

	$28,000,000	$—	$28,000,000		$—

(a)

Collateral received in excess of the market value of repurchase agreements is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

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Notes to Financial Statements (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Short Maturity Bond
Barclays Bank PLC	$14,523,745	$14,523,745		$—	$—
Citigroup Global Markets Inc.	2,080,329	2,080,329		—	—
Credit Suisse Securities (USA) LLC	101,436	101,436		—	—
Deutsche Bank Securities Inc.	202,427	202,427		—	—
Goldman Sachs & Co.	17,034,005	17,034,005		—	—
HSBC Securities (USA) Inc.	1,209,366	1,209,366		—	—
JPMorgan Securities LLC	11,146,233	11,146,233		—	—
Merrill Lynch, Pierce, Fenner & Smith	1,872,407	1,872,407		—	—
Morgan Stanley & Co. LLC	8,168,482	8,168,482		—	—
MUFG Securities Americas Inc.	2,444,779	2,444,779		—	—
Wells Fargo Securities LLC	7,048,391	7,048,391		—	—

	$65,831,600	$65,831,600		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Short Maturity Bond	0.25%
Short Maturity Municipal Bond	0.25
Ultra Short-Term Bond	0.08

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

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Notes to Financial Statements (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Short Maturity Bond	$38,112

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Short Maturity Municipal Bond	$7,595,936	$10,543,180

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

6.  PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

	U.S. Government Securities		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
Short Maturity Bond	$27,720,000	$31,064,012	$3,088,058,477	$1,445,736,399
Short Maturity Municipal Bond	—	—	203,475,642	143,700,541
Ultra Short-Term Bond	—	500,046	170,456,105	35,126,500

There were no in-kind transactions for the year ended October 31, 2018.

7.  INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to undistributed capital gains were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Short Maturity Bond	$6,632	$(6,632)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17
Short Maturity Bond
Ordinary income	$74,611,511	$34,147,741

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Notes to Financial Statements (continued)

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17
Short Maturity Municipal Bond
Tax-exempt income	$856,052	$359,506
Ordinary income	99	27

	$856,151	$359,533

Ultra Short-Term Bond
Ordinary income	$6,139,081	$1,210,368

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) (a)	Total
Short Maturity Bond	$9,780,476	$—	$(1,172,993)	$(10,457,065)	$(1,849,582)
Short Maturity Municipal Bond	—	139,777	(91,849)	(267,030)	(219,102)
Ultra Short-Term Bond	1,171,569	—	(23,259)	(387,793)	760,517

(a)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
Short Maturity Bond	$1,172,993
Short Maturity Municipal Bond	91,849
Ultra Short-Term Bond	23,259

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short Maturity Bond	$5,054,748,059	$2,208,560	$(12,666,434)	$(10,457,874)
Short Maturity Municipal Bond	127,344,348	1,409	(268,439)	(267,030)
Ultra Short-Term Bond	603,451,263	158,721	(546,514)	(387,793)

8. PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of

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Notes to Financial Statements (continued)

financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

9.  CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17
iShares ETF	Shares	Amount	Shares	Amount
Short Maturity Bond
Shares sold	58,650,000	$2,940,323,176	25,800,000	$1,295,366,901
Shares redeemed	(17,150,000)	(859,744,683)	(8,200,000)	(411,421,762)

Net increase	41,500,000	$2,080,578,493	17,600,000	$883,945,139

Short Maturity Municipal Bond
Shares sold	1,900,000	$94,724,355	350,000	$17,526,350
Shares redeemed	(400,000)	(19,939,212)	—	—

Net increase	1,500,000	$74,785,143	350,000	$17,526,350

Ultra Short-Term Bond
Shares sold	9,300,000	$465,896,705	3,350,000	$167,741,625
Shares redeemed	(1,050,000)	(52,574,305)	(100,000)	(4,994,630)

Net increase	8,250,000	$413,322,400	3,250,000	$162,746,995

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

10.  LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

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Notes to Financial Statements (continued)

11.  REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income
Short Maturity Bond	$34,147,741
Short Maturity Municipal Bond	359,533
Ultra Short-Term Bond	1,210,368

Undistributed net investment income as of October 31, 2017 are as follows:

iShares ETF	Undistributed net investment income
Short Maturity Bond	$2,792,669
Short Maturity Municipal Bond	42,339
Ultra Short-Term Bond	138,705

12.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and

Shareholders of iShares Short Maturity Bond ETF,

iShares Short Maturity Municipal Bond ETF and iShares Ultra Short-Term Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Short Maturity Bond ETF, iShares Short Maturity Municipal Bond ETF and iShares Ultra Short-Term Bond ETF (three of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	45

Important Tax Information (unaudited)

For the fiscal year ended October 31, 2018, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Short Maturity Bond	$60,459,656
Short Maturity Municipal Bond	953,580
Ultra Short-Term Bond	5,667,611

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2018:

iShares ETF	Federal Obligation Interest
Short Maturity Bond	$1,377,591
Ultra Short-Term Bond	17,304

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Fund hereby designates the following amount of distributions from net investment income as exempt-interest dividends for the fiscal year ended October 31, 2018:

iShares ETF	Exempt-Interest Dividends
Short Maturity Municipal Bond	99.99%

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares Short Maturity Bond ETF, iShares Short Maturity Municipal Bond ETF and iShares Ultra Short-Term Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c)Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds:The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider),objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Funds manage each Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the prior year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Funds generally performed in line with expectations relative to each Fund’s reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	47

Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with similar investment strategies or investment mandates as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Short Maturity Bond(a)	$1.005607	$—	$0.007293	$1.012900	99%	—%	1%	100%
Short Maturity Municipal Bond(a)	0.622693	—	0.007764	0.630457	99	—	1	100
Ultra Short-Term Bond(a)	0.964044	—	0.008626	0.972670	99	—	1	100

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Short Maturity Bond ETF

Period Covered: September 26, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	1,015	80.43%
At NAV	69	5.47
Less than 0.0% and Greater than –0.5%	178	14.10

	1,262	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	49

Supplemental Information (unaudited) (continued)

iShares Short Maturity Municipal Bond ETF

Period Covered: March 05, 2015 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	545	60.49%
At NAV	34	3.77
Less than 0.0% and Greater than –0.5%	322	35.74

	901	100.00%

iShares Ultra Short-Term Bond ETF

Period Covered: December 13, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.08%
Greater than 0.0% and Less than 0.5%	794	65.79
At NAV	57	4.72
Less than 0.0% and Greater than –0.5%	355	29.41

	1,207	100.00%

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (61)	Trustee (since 2011).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009);Trustee of iShares Trust (since 2009).
Mark K. Wiedman(b) (47)	Trustee (since 2013).

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (69)	Trustee (since 2011); Independent Board Chair (since 2016).

Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.

Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	51

Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Charles A. Hurty (75)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (63)	Trustee (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).
Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Martinez (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).
Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Jack Gee (59)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).
Charles Park (51)	Chief Compliance Officer (since 2011).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).
Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	53

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

AGM	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

BAM	Build America Mutual Assurance Co.

CLO	Collateralized Loan Obligation

COP	Certificates of Participation

FGIC	Financial Guaranty Insurance Co.

GO	General Obligation

GOL	General Obligation Limited

LIBOR	London Interbank Offered Rate

NPFGC-FGIC	National Public Finance Guarantee Corp. — Financial

Guaranty Insurance Co.

RB	Revenue Bond

SAP	Subject to Appropriations

SAW	State Aid Withholding

ST	Special Tax

Counterparty Abbreviations

UBS	UBS AG

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

OCTOBER 31, 2018

2018 ANNUAL REPORT

iShares U.S. ETF Trust

  iShares Inflation Hedged Corporate Bond ETF | LQDI | Cboe BZX

  iShares Interest Rate Hedged High Yield Bond ETF | HYGH | NYSE Arca

  iShares Interest Rate Hedged Corporate Bond ETF | LQDH | NYSE Arca

Market Overview

iShares U.S. ETF Trust

U.S. Bond Market Overview

The U.S. bond market declined for the 12 months ended October 31, 2018 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -2.05%. The negative return for U.S. bonds was primarily due to a stronger U.S. economy and higher interest rates. Driven in part by the stimulative effect of federal tax reform legislation, the U.S. economy grew by 3% for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Key components of the strengthening economy included the job market, where the unemployment rate declined to its lowest level since December 1969; industrial production, which increased at its sharpest year-over-year pace in nearly eight years; and retail sales, which accelerated for much of the reporting period before slowing in the last two months.

Faster economic growth led to higher inflation, though it remained low by historical standards. As measured by the consumer price index, the year-over-year U.S. inflation rate rose to 2.9% in mid-2018 — its fastest rate in more than six years — before falling back to 2.3% by the end of the reporting period. By comparison, the long-term historical average inflation rate is 3.3%.

In this environment, the U.S. Federal Reserve Bank (“Fed”) continued its efforts to normalize monetary policy. The Fed increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. In addition, the Fed reduced its holdings of U.S. Treasury and mortgage-backed securities by approximately 7% during the reporting period, after quadrupling its holdings in response to the 2008 financial crisis.

Interest rates increased broadly in response to the improving economy and higher inflation. Short-term interest rates increased the most, reflecting the Fed’s actions. For example, the yield of the two-year U.S. Treasury note increased from 1.60% to 2.87% during the reporting period. Longer-term interest rates rose to a lesser degree; the yield of the 30-year U.S. Treasury bond increased from 2.88% to 3.39%. These developments led to the narrowest yield difference, or spread, between short-term and longer-term U.S. Treasury securities in more than 11 years.

Higher interest rates had the most significant impact on U.S. Treasury securities, which typically have greater sensitivity to changes in interest rates compared with other higher-yielding sectors of the bond market. Consequently, the prices of U.S. Treasury bonds declined as interest rates increased during the reporting period. U.S. Treasury inflation-protected securities also declined but to a lesser degree as the inflation rate increased.

Corporate bonds posted mixed returns for the reporting period. Despite the positive economic environment, investment-grade corporate bonds declined the most among the major bond sectors. In addition to higher interest rates, investor concerns about high corporate debt levels, a decline in average credit quality, and relatively high valuations contributed to the weakness in investment-grade corporate bonds. In contrast, high-yield corporate bonds, which have lower credit ratings, performed relatively well, as their higher yields buffered price declines. Strong investor demand for yield, lower issuance levels, and limited interest rate sensitivity contributed to the positive performance of high-yield corporate bonds.

Among securitized bonds, asset-backed securities (bonds backed by credit card receivables, auto loans, and other debt) posted positive returns for the reporting period, benefiting from their higher yields and relatively short maturities. Mortgage-backed securities, both residential and commercial, declined but to a lesser degree than the broader bond market.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® Inflation Hedged Corporate Bond ETF

Investment Objective

The iShares Inflation Hedged Corporate Bond ETF (the “Fund”) seeks to mitigate the inflation risk of a portfolio composed of U.S. dollar-denominated, investment-grade corporate bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $Investment Grade Corporate Bond ETF. The Fund attempts to mitigate the inflation risk of the underlying fund by holding inflation swaps.

Performance

Cumulative Total Returns

Since Inception
Fund NAV	(1.34)%
Fund Market	(1.26)
Markit iBoxx® USD Liquid Investment Grade Inflation Hedged Index	(1.25)

For the fiscal period ended 10/31/18, the Fund did not have six months of performance and therefore line graphs and portfolio management commentary are not presented.

The inception date of the Fund was 5/8/18. The first day of secondary market trading was 5/10/18.

The Markit iBoxx® USD Liquid Investment Grade Inflation Hedged Index is an unmanaged index that is designed to reflect the inflation hedged performance of U.S. dollar-denominated investment-grade corporate debt.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (05/08/18)	(a)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(b)(c)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(b)(c)	Annualized Expense Ratio	(b)
$ 1,000.00		$ 986.60	$ 0.24		$ 1,000.00	$ 1,025.00	$ 0.26		0.05%

(a)	The beginning of the period (commencement of operations) is May 08, 2018.
(b)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(c)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (176 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 11 for more information.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	3.1%
Aa	7.4
A	39.8
Baa	46.3
Ba	3.0
Not Rated	0.4

ALLOCATION BY MATURITY
Maturity	Percent of Total Investments	(a)
1-5 Years	22.2%
5-10 Years	39.9
10-15 Years	3.7
15-20 Years	8.7
More than 20 Years	25.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018	iShares® Interest Rate Hedged High Yield Bond ETF

Investment Objective

The iShares Interest Rate Hedged High Yield Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, high yield corporate bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $High Yield Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	3.93%	2.82%	3.93%	13.11%
Fund Market	3.98	2.83	3.98	13.19
Markit iBoxx® USD Liquid High Yield Interest Rate Hedged Swaps Index	4.01	3.44	4.01	16.12

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/27/14. The first day of secondary market trading was 5/28/14.

The Markit iBoxx® USD Liquid High Yield Interest Rate Hedged Swaps Index is an unmanaged index that reflects the duration hedged performance of U.S. dollar-denominated high yield corporate debt.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,019.10	$ 0.25		$ 1,000.00	$ 1,025.00	$ 0.26		0.05%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2018 (continued)	iShares® Interest Rate Hedged High Yield Bond ETF

Portfolio Management Commentary

Favorable credit and supply-and-demand conditions meant high-yield bonds posted a positive return for the reporting period. Both the Fund’s securities and the interest rate hedge contributed to the Fund’s return.

Rising interest rates during the reporting period meant positive returns from hedging activity, which was the largest contributor to the Fund’s return. Typically, increasing interest rates reduce the value of existing bonds, meaning a rise in interest rates detracts from bond fund performance. Conversely, falling interest rates usually serve to increase bond prices. An interest rate hedged fund attempts to avoid these fluctuations by offsetting interest rate risk, primarily using interest rate swaps and Treasury futures contracts.

The Fund’s interest rate hedge seeks near-zero interest rate sensitivity. Consequently, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund fluctuated based on direct exposure to the yield premium of high-yield corporate bonds, independent of rising interest rates.

High-yield corporate bonds benefited from the strength of the U.S. economy, record high corporate profits, and corporate tax cuts during the reporting period. In addition, strong investor demand for yield helped the performance of corporate bonds at the same time that the issuance of new high-yield bonds declined. Issuance declined as interest rates rose, making borrowing less attractive, and as companies turned to other sources of capital.

The 12-month high-yield corporate bond default rate stood at 3.4% in August 2018. That’s particularly notable because the level of corporate debt to economic growth reached a record high at the end of 2017. Such high levels of corporate debt in the past have been associated with high default rates.

In terms of the Fund’s underlying securities, pharmaceutical bonds contributed the most to the Fund’s performance, amid a wave of new drug approvals and a more innovation-friendly Food and Drug Administration. Healthcare bonds also contributed meaningfully to the Fund’s performance, due to strong performance by healthcare providers that experienced rising procedure and patient treatment volumes.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments	(a)
Baa	1.0%
Ba	44.1
B	38.8
Caa	13.9
Ca	0.7
C	0.1
Not Rated	1.4

ALLOCATION BY MATURITY
Maturity	Percent of Total Investments	(a)
0-1 Year	0.1%
1-5 Years.	43.7
5-10 Years	55.2
10-15 Years	0.6
More than 20 Years	0.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018	iShares® Interest Rate Hedged Corporate Bond ETF

Investment Objective

The iShares Interest Rate Hedged Corporate Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, investment-grade corporate bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $Investment Grade Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	2.08%	1.71%	2.08%	7.80%
Fund Market	1.94	1.70	1.94	7.74
Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Swaps Index	2.43	2.56	2.43	11.83

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/27/14. The first day of secondary market trading was 5/28/14.

The Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Swaps Index is an unmanaged index that is designed to reflect the duration hedged performance of U.S. dollar-denominated investment-grade corporate debt.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,009.10	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2018 (continued)	iShares® Interest Rate Hedged Corporate Bond ETF

Portfolio Management Commentary

The Fund posted a positive return even as interest rates rose for the reporting period, as interest rate hedging offset the decline in investment-grade corporate bond prices. The interest rate hedge was the largest contributor to the Fund’s return. Typically, increasing interest rates reduce the value of existing bonds, meaning a rise in interest rates detracts from bond fund performance. Conversely, falling interest rates usually serve to increase bond prices. An interest rate hedged fund attempts to avoid these fluctuations by offsetting interest rate risk, primarily using interest rate swaps and Treasury futures contracts.

The Fund’s interest rate hedge seeks near-zero interest rate sensitivity and was successful within its targeted range. Consequently, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund fluctuated based on direct exposure to the yield premium of corporate bonds, independent of rising interest rates.

In terms of the Fund’s underlying securities, industrial bonds, which made upapproximately 64% of the Fund on average during the reporting period, were the largest detractors from the Fund’s return. Within the sector, companies in the pharmaceuticals and food and beverage industries detracted meaningfully from the Fund’s performance. Global food and beverage companies were negatively affected by currency fluctuations, especially in emerging markets, while pharmaceutical companies were affected by issues ranging from concerns over drug pricing to global regulations for multinational drug manufacturers.

Other detractors included the technology industry, which declined late in the reporting period amid investor concerns about future growth prospects, and energy, which declined despite rising energy prices, as the futures market reflected modest expectations for oil prices. Acquisitions among heavily indebted cable companies and weak car and truck sales despite pricing discounts led to poor performance in the communications and consumer cyclicals industries, which detracted from the Fund’s return.

Bonds in the financial sector also detracted significantly from the Fund’s return, driven by weak performance in the banking industry. Banks contended with deposit pricing pressures that could restrict growth in lending profits, as well as trade disputes and rising tariffs that dampened long-term growth expectations.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	3.1%
Aa	7.4
A	39.8
Baa	46.3
Ba	3.0
Not Rated	0.4

ALLOCATION BY MATURITY
Maturity	Percent of Total Investments	(a)
1-5 Years.	22.2%
5-10 Years	39.9
10-15 Years	3.7
15-20 Years	8.7
More than 20 Years	25.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

10	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	11

Schedule of Investments October 31, 2018	iShares® Inflation Hedged Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies
Exchange-Traded Funds — 97.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	84,841	$9,521,705

Total Investment Companies — 97.9% (Cost: $9,717,070)		9,521,705

Short-Term Investments
Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(a)(b)	25,445	25,445

Total Short-Term Investments — 0.3% (Cost: $25,445)		25,445

Total Investments in Securities — 98.2% (Cost: $9,742,515)		9,547,150

Other Assets, Less Liabilities — 1.8%		177,830

Net Assets — 100.0%		$9,724,980

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 05/08/18	(a)	Shares Purchased		Shares Sold	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss)	(b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	—		25,445	(c)	—	25,445	$25,445	$1,229	$—		$—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—		84,856		(15)	84,841	9,521,705	145,960	9		(195,365)

							$9,547,150	$147,189	$9		$(195,365)

(a)	The Fund commenced operations on May 08, 2018.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.
(c)	Net of purchases and sales.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year Ultra Long U.S. Treasury Bond	2	12/19/18	$250	$1,060
5-Year U.S. Treasury Note	1	12/31/18	112	350

				$1,410

12	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Inflation Hedged Corporate Bond ETF

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency
2.21%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	05/15/21	$(1,892)	$(5,994)	$20	$(6,014)
2.29	At Termination	U.S. CPI Urban Consumers NSA	At Termination	05/15/23	(3,684)	(22,959)	56	(23,015)
2.37	At Termination	U.S. CPI Urban Consumers NSA	At Termination	05/15/28	(4,296)	(46,760)	100	(46,860)
2.40	At Termination	U.S. CPI Urban Consumers NSA	At Termination	05/15/48	(296)	(5,309)	15	(5,324)

						$(81,022)	$191	$(81,213)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$191	$—	$—	$(81,213)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Interest Rate Contracts	Inflation Linked Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$1,410	$—	$1,410

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Net unrealized depreciation(a)	$—	$81,213	$81,213

(a)	Represents cumulative appreciation (depreciation) of futures contracts and centrally cleared inflation swaps contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the period ended October 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Interest Rate Contracts	Inflation Linked Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	(1,596)	—	(1,596)
Swaps	—	57	57

	$(1,596)	$57	$(1,539)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	1,410	—	1,410
Swaps	—	(81,213)	(81,213)

	$1,410	$(81,213)	$(79,803)

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2018	iShares® Inflation Hedged Corporate Bond ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$420,145
Interest rate swaps:
Average notional value — pays fixed rate	10,168,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$9,521,705	$—	$—	$9,521,705
Money Market Funds	25,445	—	—	25,445

	$9,547,150	$—	$—	$9,547,150

Derivative financial instruments(a)
Assets
Futures Contracts	$1,410	$—	$—	$1,410
Liabilities
Swaps	—	(81,213)	—	(81,213)

	$1,410	$(81,213)	$—	$(79,803)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

14	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® Interest Rate Hedged High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 97.3%
iShares iBoxx $ High Yield Corporate Bond ETF(a)(b)	4,801,259	$404,986,197

Total Investment Companies — 97.3%
(Cost: $417,339,518)		404,986,197

Short-Term Investments

Money Market Funds — 45.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(a)(c)(d)	181,196,855	181,233,094
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(a)(c)	5,837,602	5,837,602

		187,070,696

Total Short-Term Investments — 45.0%
(Cost: $187,061,061)		187,070,696

Total Investments in Securities — 142.3%
(Cost: $604,400,579)		592,056,893

Other Assets, Less Liabilities — (42.3)%		(175,878,421)

Net Assets — 100.0%		$416,178,472

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17	Shares Purchased		Shares Sold	Shares Held at 10/31/18	Value at 10/31/18	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	45,737,039	135,459,816	(b)	—	181,196,855	$181,233,094	$1,812,850	(c)	$(8,419)		$9,634
BlackRock Cash Funds: Treasury, SL Agency Shares	1,161,712	4,675,890	(b)	—	5,837,602	5,837,602	51,831		—		—
iShares iBoxx $ High Yield Corporate Bond ETF	1,526,823	3,700,732		(426,296)	4,801,259	404,986,197	13,485,551		146,188		(12,805,535)

						$592,056,893	$15,350,232		$137,769		$(12,795,901)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate(a)	Frequency
1.33%	Semi-annual	2.56%	Quarterly	N/A	12/09/18	$(82,543)	$89,398	$51,826	$37,572
2.17	Semi-annual	2.56	Quarterly	N/A	01/12/20	(120,460)	1,098,440	717,108	381,332
1.82	Semi-annual	2.56	Quarterly	N/A	12/09/21	(112,924)	4,328,104	1,717,844	2,610,260
2.38	Semi-annual	2.56	Quarterly	N/A	01/12/23	(68,491)	2,024,216	1,065,512	958,704
2.46	Semi-annual	2.56	Quarterly	N/A	01/12/25	(90,001)	3,564,495	1,981,945	1,582,550
1.44	Semi-annual	2.56	Quarterly	N/A	12/08/26	(6,600)	838,920	716,775	122,145
2.23	Semi-annual	2.56	Quarterly	N/A	12/09/26	(28,975)	2,031,203	634,380	1,396,823

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2018	iShares® Interest Rate Hedged High Yield Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate(a)	Frequency
3.25%	Semi-annual	2.56%	Quarterly	N/A	10/18/28	$(2,800)	$914	$6,287	$(5,373)
3.33	Semi-annual	2.56	Quarterly	N/A	10/24/48	(700)	(507)	(1,634)	1,127

							$13,975,183	$6,890,043	$7,085,140

(a)	Represents 3-month LIBOR. Rate shown is the rate in effect as of period-end.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$6,891,677	$(1,634)	$7,090,513	$(5,373)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Interest Rate Contracts
Assets — Derivative Financial Instruments
Swaps — centrally cleared
Net unrealized appreciation(a)	$7,090,513

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Net unrealized depreciation(a)	$5,373

(a)	Represents cumulative appreciation (depreciation) of centrally cleared interest rate swaps contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended October 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Interest Rate Contracts
Net Realized Gain (Loss) from:
Swaps	$259,586

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$6,573,837

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$330,281,800

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

16	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Interest Rate Hedged High Yield Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$404,986,197	$—	$—	$404,986,197
Money Market Funds	187,070,696	—	—	187,070,696

	$592,056,893	$—	$—	$592,056,893

Derivative financial instruments(a)
Assets
Swaps	$—	$7,090,513	$—	$7,090,513
Liabilities
Swaps	—	(5,373)	—	(5,373)

	$—	$7,085,140	$—	$7,085,140

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments October 31, 2018	iShares® Interest Rate Hedged Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 95.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)(b)	1,824,319	$204,743,321

Total Investment Companies — 95.0%
(Cost: $213,579,746)		204,743,321

Short-Term Investments

Money Market Funds — 37.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(a)(c)(d)	78,148,424	78,164,054
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(a)(c)	2,972,028	2,972,028

		81,136,082

Total Short-Term Investments — 37.6%
(Cost: $81,132,454)		81,136,082

Total Investments in Securities — 132.6%
(Cost: $294,712,200)		285,879,403

Other Assets, Less Liabilities — (32.6)%		(70,349,671)

Net Assets — 100.0%		$215,529,732

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17	Shares Purchased		Shares Sold	Shares Held at 10/31/18	Value at 10/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	32,012,834	46,135,590	(b)	—	78,148,424	$78,164,054	$138,228	(c)	$11,344	$6,774
BlackRock Cash Funds: Treasury, SL Agency Shares	282,604	2,689,424	(b)	—	2,972,028	2,972,028	38,352		—	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	617,766	2,316,938		(1,110,385)	1,824,319	204,743,321	5,389,510		(611,073)	(10,672,470)

						$285,879,403	$5,566,090		$(599,729)	$(10,665,696)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate(a)	Frequency
1.17%	Semi-annual	2.56%	Quarterly	N/A	12/08/21	$(45,230)	$2,602,372	$1,964,712	$637,660
2.38	Semi-annual	2.56	Quarterly	N/A	01/12/23	(29,191)	862,725	651,404	211,321
2.46	Semi-annual	2.56	Quarterly	N/A	01/12/25	(22,281)	882,440	694,534	187,906
1.44	Semi-annual	2.56	Quarterly	N/A	12/08/26	(58,515)	7,437,788	6,612,711	825,077
3.25	Semi-annual	2.56	Quarterly	N/A	10/18/28	(6,800)	2,220	120	2,100
2.34	Semi-annual	2.56	Quarterly	N/A	12/08/36	(37,498)	5,235,860	3,897,759	1,338,101
1.77	Semi-annual	2.56	Quarterly	N/A	12/08/46	(26,116)	7,743,574	6,459,817	1,283,757
3.33	Semi-annual	2.56	Quarterly	N/A	10/24/48	(357)	(259)	(5,261)	5,002

							$24,766,720	$20,275,796	$4,490,924

(a)	Represents 3-month LIBOR. Rate shown is the rate in effect as of period-end.

18	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Interest Rate Hedged Corporate Bond ETF

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$20,281,057	$(5,261)	$4,490,924	$—

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Interest Rate Contracts
Assets — Derivative Financial Instruments
Swaps — centrally cleared
Net unrealized appreciation(a)	$4,490,924

(a)	Represents cumulative appreciation (depreciation) of centrally cleared interest rate swaps contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended October 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Interest Rate Contracts
Net Realized Gain (Loss) from:
Swaps	$6,007,170

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$2,503,085

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$180,064,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$204,743,321	$—	$—	$204,743,321
Money Market Funds	81,136,082	—	—	81,136,082

	$285,879,403	$—	$—	$285,879,403

Derivative financial instruments(a)
Assets
Swaps	$—	$4,490,924	$—	$4,490,924

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Statements of Assets and Liabilities

October 31, 2018

	iShares Inflation Hedged Corporate Bond ETF	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$9,547,150	$592,056,893	$285,879,403
Cash	26	—	984,996
Cash pledged:
Futures contracts	4,000	—	—
Centrally cleared swaps	169,000	4,450,000	5,978,000
Receivables:
Securities lending income — Affiliated	—	270,508	12,430
Variation margin on centrally cleared swaps	7,598	651,415	824,115
Dividends	201	12,964	6,865
Other assets	—	—	7,703

Total assets	9,727,975	597,441,780	293,693,512

LIABILITIES
Bank overdraft	—	3,423	—
Collateral on securities loaned, at value	—	181,243,117	78,145,950
Payables:
Variation margin on futures contracts	2,577	—	—
Investment advisory fees	418	16,768	17,830

Total liabilities	2,995	181,263,308	78,163,780

NET ASSETS	$9,724,980	$416,178,472	$215,529,732

NET ASSETS CONSIST OF:
Paid-in capital	$10,000,000	$421,961,772	$216,698,697
Accumulated loss	(275,020)	(5,783,300)	(1,168,965)

NET ASSETS	$9,724,980	$416,178,472	$215,529,732

Shares outstanding	400,000	4,600,000	2,250,000

Net asset value	$24.31	$90.47	$95.79

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$—	$177,440,009	$76,263,652
(b) Investments, at cost — Affiliated	$9,742,515	$604,400,579	$294,712,200

See notes to financial statements.

20	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2018

	iShares Inflation Hedged Corporate Bond ETF (a)	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$147,189	$13,537,382	$5,427,862
Interest — Unaffiliated	2,248	5,779	9,934
Securities lending income — Affiliated — net	—	1,812,850	138,228

Total investment income	149,437	15,356,011	5,576,024

EXPENSES
Investment advisory fees	9,657	1,812,668	496,559
Proxy fees	—	24	7

Total expenses	9,657	1,812,692	496,566

Less:
Investment advisory fees waived	(7,243)	(1,673,256)	(331,046)

Total expenses after fees waived	2,414	139,436	165,520

Net investment income	147,023	15,216,575	5,410,504

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	—	—	7,701
Investments — Affiliated	9	(139,493)	(63,465)
In-kind redemptions — Affiliated	—	277,262	(536,264)
Futures contracts	(1,596)	—	—
Swaps	57	259,586	6,007,170

Net realized gain (loss)	(1,530)	397,355	5,415,142

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(195,365)	(12,795,901)	(10,665,696)
Futures contracts	1,410	—	—
Swaps	(81,213)	6,573,837	2,503,085

Net change in unrealized appreciation (depreciation)	(275,168)	(6,222,064)	(8,162,611)

Net realized and unrealized loss	(276,698)	(5,824,709)	(2,747,469)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(129,675)	$9,391,866	$2,663,035

(a)	For the period from May 08, 2018 (commencement of operations) to October 31, 2018.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Changes in Net Assets

	iShares Inflation Hedged Corporate Bond ETF	iShares Interest Rate Hedged High Yield Bond ETF
	Period From 05/08/18(a) to 10/31/18	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$147,023	$15,216,575	$9,097,978
Net realized gain (loss)	(1,530)	397,355	2,697,589
Net change in unrealized appreciation (depreciation)	(275,168)	(6,222,064)	3,509,059

Net increase (decrease) in net assets resulting from operations	(129,675)	9,391,866	15,304,626

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
Decrease in net assets resulting from distributions to shareholders	(145,345)	(14,460,293)	(8,196,203)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	10,000,000	283,576,812	99,965,963

NET ASSETS
Total increase in net assets	9,724,980	278,508,385	107,074,386
Beginning of period	—	137,670,087	30,595,701

End of period	$9,724,980	$416,178,472	$137,670,087

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Prior year distribution character information has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

22	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Interest Rate Hedged Corporate Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,410,504	$1,780,775
Net realized gain (loss)	5,415,142	(208,187)
Net change in unrealized appreciation (depreciation)	(8,162,611)	2,453,218

Net increase in net assets resulting from operations	2,663,035	4,025,806

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(4,886,158)	(1,459,798)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	140,458,346	42,356,829

NET ASSETS
Total increase in net assets	138,235,223	44,922,837
Beginning of year	77,294,509	32,371,672

End of year	$215,529,732	$77,294,509

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Prior year distribution character information has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Financial Highlights

(For a share outstanding throughout the period)

	iShares Inflation Hedged Corporate Bond ETF
	Period From 05/08/18(a) to 10/31/18

Net asset value, beginning of period	$25.00
Net investment income(b)	0.37
Net realized and unrealized loss(c)	(0.70)

Net decrease from investment operations	(0.33)

Distributions(d)
From net investment income	(0.36)

Total distributions	(0.36)

Net asset value, end of period	$24.31

Total Return
Based on net asset value	(1.34	)%(e)

Ratios to Average Net Assets
Total expenses(f)	0.20	%(g)

Total expenses after fees waived(f)	0.05	%(g)

Net investment income	3.04	%(g)

Supplemental Data
Net assets, end of period (000)	$9,725

Portfolio turnover rate(h)(i)	0	%(e)(j)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Not annualized.

(f)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(g)	Annualized.

(h)	Portfolio turnover rate excludes in-kind transactions.

(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(j)	Rounds to less than 1%.

See notes to financial statements.

24	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged High Yield Bond ETF
	Year Ended 10/31/18		Year Ended 10/31/17	Year Ended 10/31/16		Year Ended 10/31/15	Period From 05/27/14(a) to 10/31/14

Net asset value, beginning of period	$ 91.78		$ 87.42	$ 87.66		$ 96.93	$100.10

Net investment income(b)	4.98		4.57	4.86		4.80	1.86
Net realized and unrealized gain (loss)(c)	(1.46)		4.21	(0.94)		(9.29)	(2.87)

Net increase (decrease) from investment operations	3.52		8.78	3.92		(4.49)	(1.01)

Distributions(d)
From net investment income	(4.83)		(4.42)	(4.16)		(4.74)	(2.15)
Return of capital	—		—	—		(0.04)	(0.01)

Total distributions	(4.83)		(4.42)	(4.16)		(4.78)	(2.16)

Net asset value, end of period	$ 90.47		$ 91.78	$ 87.42		$ 87.66	$ 96.93

Total Return
Based on net asset value	3.93%		10.26%	4.73%		(4.77)%	(1.03	)%(e)

Ratios to Average Net Assets
Total expenses(f)	0.65%		0.65%	0.65%		0.65%	0.65	%(g)

Total expenses after fees waived(f)	0.05%		0.05%	0.05%		0.06%	0.06	%(g)

Net investment income	5.46%		5.04%	5.78%		5.21%	4.41	%(g)

Supplemental Data
Net assets, end of period (000)	$416,178		$137,670	$30,596		$48,215	$43,619

Portfolio turnover rate(h)(i)	0	%(j)	0%	0	%(j)	3%	3	%(e)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Not annualized.

(f)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(g)	Annualized.

(h)	Portfolio turnover rate excludes in-kind transactions.

(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(j)	Rounds to less than 1%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged Corporate Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17		Year Ended 10/31/16	Year Ended 10/31/15	Period From 05/27/14(a) to 10/31/14

Net asset value, beginning of period	$ 96.62	$ 92.49		$ 92.13	$ 97.95	$100.32

Net investment income(b)	3.16	2.76		2.74	2.95	1.32
Net realized and unrealized gain (loss)(c)	(1.16)	3.73		(0.29)	(5.82)	(2.36)

Net increase (decrease) from investment operations	2.00	6.49		2.45	(2.87)	(1.04)

Distributions(d)
From net investment income	(2.83)	(2.36)		(2.09)	(2.81)	(1.32)
Return of capital	—	—		—	(0.14)	(0.01)

Total distributions	(2.83)	(2.36)		(2.09)	(2.95)	(1.33)

Net asset value, end of period	$ 95.79	$ 96.62		$ 92.49	$ 92.13	$ 97.95

Total Return
Based on net asset value	2.08%	7.11%		2.70%	(2.97)%	(1.05	)%(e)

Ratios to Average Net Assets
Total expenses(f)	0.30%	0.30%		0.30%	0.30%	0.30	%(g)

Total expenses after fees waived(f)	0.10%	0.10%		0.10%	0.11%	0.11	%(g)

Net investment income	3.27%	2.91%		3.01%	3.12%	3.09	%(g)

Supplemental Data
Net assets, end of period (000)	$215,530	$77,295		$32,372	$18,427	$ 9,795

Portfolio turnover rate(h)(i)	2%	0	%(j)	2%	8%	4	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.
(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(j)	Rounds to less than 1%.

See notes to financial statements.

26	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.  ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Inflation Hedged Corporate Bond(a)	Non-diversified
Interest Rate Hedged High Yield Bond	Diversified
Interest Rate Hedged Corporate Bond	Diversified

(a)	The Fund commenced operations on May 08, 2018.

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedules of investments for the underlying funds should be read in conjunction with the Funds’ financial statements.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (continued)

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.  SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

28	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Interest Rate Hedged High Yield Bond
BNP Paribas New York Branch	$7,062,119	$7,062,119		$—	$—
Citigroup Global Markets Inc.	59,005,777	59,005,777		—	—
Credit Suisse Securities (USA) LLC	42,175,000	42,175,000		—	—
Deutsche Bank Securities Inc.	8,190,385	8,190,385		—	—
Goldman Sachs & Co.	14,288,890	14,288,890		—	—
JPMorgan Securities LLC	20,118,909	20,118,909		—	—
Merrill Lynch, Pierce, Fenner & Smith	3,847,878	3,847,878		—	—
UBS AG	1,341,165	1,341,165		—	—
Wells Fargo Bank, National Association	19,098,696	19,098,696		—	—
Wells Fargo Securities LLC	2,311,190	2,311,190		—	—

	$177,440,009	$177,440,009		$—	$—

Interest Rate Hedged Corporate Bond
Barclays Bank PLC	$12,513,645	$12,513,645		$—	$—
Wells Fargo Bank, National Association	63,750,007	63,750,007		—	—

	$76,263,652	$76,263,652		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.  DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: U.S. Treasury futures are used by the iShares Inflation Hedged Corporate Bond ETF to mitigate the potential impact of interest rates on the performance of the bonds held by the Fund or its underlying fund. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

Swaps: Swaps are financial agreements to exchange cash flows in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The iShares Inflation Hedged Corporate Bond ETF uses inflation swaps to mitigate the potential impact of inflation on the performance of the bonds held by the Fund or its underlying fund. The iShares Interest Rate Hedged High Yield Bond ETF and iShares Interest Rate Hedged Corporate Bond ETF use interest rate swaps to mitigate the potential impact of interest rates on the performance of the bonds held by each Fund or its underlying fund.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Each Fund enters into centrally cleared swaps.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the schedule of investments and cash deposited is shown as cash pledged for centrally cleared swaps on the

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (continued)

statement of assets and liabilities. The daily change in valuation of centrally cleared swaps is recorded as variation margin receivable or payable on centrally cleared swaps in the statement of assets and liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the statement of operations. Upfront payments and receipts are shown as swap premiums paid and swap premiums received in the statement of assets and liabilities and represent compensating factors between the stated terms of the swap agreement and prevailing market conditions (interest rate spreads and other relevant factors), at the time the swap was entered into by the Fund. These upfront payments and receipts are amortized over the term of the contract as a realized gain (loss) in the statement of the operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

6.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Inflation Hedged Corporate Bond	0.20%
Interest Rate Hedged High Yield Bond	0.65
Interest Rate Hedged Corporate Bond	0.30

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses is a fund’s total annual operating expenses.

For the iShares Inflation Hedged Corporate Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2023 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares iBoxx $ Investment Grade Corporate Bond ETF (“LQD”), after taking into account any fee waivers by LQD, plus 0.05%.

For the iShares Interest Rate Hedged High Yield Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2022 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares iBoxx $ High Yield Corporate Bond ETF (“HYG”), after taking into account any fee waivers by HYG, plus 0.05%.

For the iShares Interest Rate Hedged Corporate Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2022 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in LQD, after taking into account any fee waivers by LQD, plus 0.10%.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

30	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Interest Rate Hedged High Yield Bond	$ 454,744
Interest Rate Hedged Corporate Bond	49,085

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

7.  PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Inflation Hedged Corporate Bond	$496,508	$1,734
Interest Rate Hedged High Yield Bond	7,182,822	1,193,892
Interest Rate Hedged Corporate Bond	8,807,111	2,467,907

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Inflation Hedged Corporate Bond	$9,222,288	$—
Interest Rate Hedged High Yield Bond	312,273,784	35,695,202
Interest Rate Hedged Corporate Bond	259,829,843	124,978,356

8.  INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to the use of equalization and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
Interest Rate Hedged High Yield Bond	$146,189	$(146,189)
Interest Rate Hedged Corporate Bond	267,272	(267,272)

The tax character of distributions paid was as follows:

iShares ETF	Period Ended 10/31/18
Inflation Hedged Corporate Bond Ordinary income	$145,345

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (continued)

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17
Interest Rate Hedged High Yield Bond
Ordinary income	$14,460,293	$8,196,203

Interest Rate Hedged Corporate Bond
Ordinary income	$4,818,154	$1,459,798
Long-term capital gains	68,004	—

	$4,886,158	$1,459,798

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses)(a)	Total
Inflation Hedged Corporate Bond	$1,735	$—	$(177)	$(276,578)	$(275,020)
Interest Rate Hedged High Yield Bond	299,732	—	(810,621)	(5,272,411)	(5,783,300)
Interest Rate Hedged Corporate Bond	—	3,185,295	—	(4,354,260)	(1,168,965)

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

As of October 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
Inflation Hedged Corporate Bond	$177
Interest Rate Hedged High Yield Bond	810,621

For the year ended October 31, 2018, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
Interest Rate Hedged High Yield Bond	$690,315
Interest Rate Hedged Corporate Bond	2,498,799

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Inflation Hedged Corporate Bond	$9,742,515	$—	$(276,578)	$(276,578)
Interest Rate Hedged High Yield Bond	604,414,444	7,100,147	(12,372,558)	(5,272,411)
Interest Rate Hedged Corporate Bond	294,724,587	4,494,551	(8,848,811)	(4,354,260)

9.  PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest

32	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

10.  CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 10/31/18
iShares ETF	Shares	Amount
Inflation Hedged Corporate Bond
Shares sold	400,000	$10,000,000

	Year Ended 10/31/18		Year Ended 10/31/17
iShares ETF	Shares	Amount	Shares	Amount
Interest Rate Hedged High Yield Bond
Shares sold	3,500,000	$320,022,946	2,600,000	$231,902,853
Shares redeemed	(400,000)	(36,446,134)	(1,450,000)	(131,936,890)

Net increase	3,100,000	$283,576,812	1,150,000	$99,965,963

Interest Rate Hedged Corporate Bond
Shares sold	2,800,000	$271,201,190	450,000	$42,356,829
Shares redeemed	(1,350,000)	(130,742,844)	—	—

Net increase	1,450,000	$140,458,346	450,000	$42,356,829

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

11.  LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (continued)

12.  REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income
Interest Rate Hedged High Yield Bond	$8,196,203
Interest Rate Hedged Corporate Bond	1,459,798

13.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and

Shareholders of iShares Inflation Hedged Corporate Bond ETF,

iShares Interest Rate Hedged High Yield Bond ETF and

iShares Interest Rate Hedged Corporate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Inflation Hedged Corporate Bond ETF, iShares Interest Rate Hedged High Yield Bond ETF and iShares Interest Rate Hedged Corporate Bond ETF (three of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares Inflation Hedged Corporate Bond ETF: statements of operations and changes in net assets for the period May 8, 2018 (commencement of operations) through October 31, 2018.

iShares Interest Rate Hedged High Yield Bond ETF and iShares Interest Rate Hedged Corporate Bond ETF: statements of operations for the year ended
October 31, 2018 and statements of changes in net assets for each of the two years in the period ended October 31, 2018.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	35

Important Tax Information (unaudited)

For the fiscal year ended October 31, 2018, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Inflation Hedged Corporate Bond	$104,202
Interest Rate Hedged High Yield Bond	7,656,043
Interest Rate Hedged Corporate Bond	3,804,635

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2018:

iShares ETF	Federal Obligation Interest
Inflation Hedged Corporate Bond	$189
Interest Rate Hedged High Yield Bond	25,860
Interest Rate Hedged Corporate Bond	18,737

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the fiscal year ended October 31, 2018:

iShares ETF	20% Rate Long-Term Capital Gain Dividends
Interest Rate Hedged Corporate Bond	$934,417

36	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares Inflation Hedged Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Because the Fund had not commenced operations as of December 31, 2017, the Board did not review any performance information for the Fund.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability of the iShares complex to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the iShares funds’ operations for the last calendar year. The Board did not consider the profitability of the Fund to BFA and its affiliates since the Fund had not commenced operations as of December 31, 2017. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board noted that the 15(c)Committee had focused on the methodology and profitability presentation during its meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	37

Board Review and Approval of Investment Advisory Contract (continued)

affiliate, from securities lending by the iShares funds. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA, since the Fund has not commenced operations as of December 31, 2017. The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to other iShares funds by BFA, such as payment of revenue to BTC, the securities lending agent to the iShares funds, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the iShares funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the iShares funds. The Board further noted that any portfolio transactions on behalf of the iShares funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Interest Rate Hedged High Yield Bond ETF and iShares Interest Rate Hedged Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the

38	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Funds manage each Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the prior year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Funds generally performed in line with expectations relative to each Fund’s reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	39

Board Review and Approval of Investment Advisory Contract (continued)

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with similar investment strategies or investment mandates as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

40	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Inflation Hedged Corporate Bond(a)	$0.359903	$—	$0.003460	$0.363363	99%	—%	1%	100%
Interest Rate Hedged High Yield Bond	4.833487	—	—	4.833487	100	—	—	100
Interest Rate Hedged Corporate Bond(a)	2.812869	—	0.014471	2.827340	99	—	1	100

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Inflation Hedged Corporate Bond ETF

Period Covered: May 10, 2018 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	2	2.02%
Greater than 0.0% and Less than 0.5%	50	50.51
Less than 0.0% and Greater than –0.5%	47	47.47

	99	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	41

Supplemental Information (unaudited) (continued)

iShares Interest Rate Hedged High Yield Bond ETF

Period Covered: May 28, 2014 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	3	0.27%
Greater than 2.5% and Less than 3.0%	1	0.09
Greater than 1.0% and Less than 1.5%	7	0.64
Greater than 0.5% and Less than 1.0%	20	1.83
Greater than 0.0% and Less than 0.5%	581	53.06
At NAV	66	6.03
Less than 0.0% and Greater than –0.5%	412	37.63
Less than –0.5% and Greater than –1.0%	3	0.27
Less than –1.0% and Greater than –1.5%	2	0.18

	1,095	100.00%

iShares Interest Rate Hedged Corporate Bond ETF

Period Covered: May 28, 2014 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	16	1.46%
Greater than 1.5% and Less than 2.0%	1	0.09
Greater than 1.0% and Less than 1.5%	8	0.73
Greater than 0.5% and Less than 1.0%	10	0.91
Greater than 0.0% and Less than 0.5%	630	57.54
At NAV	49	4.47
Less than 0.0% and Greater than –0.5%	375	34.25
Less than –0.5% and Greater than –1.0%	4	0.37
Less than –6.0%	2	0.18

	1,095	100.00%

42	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (61)	Trustee (since 2011).

President, BlackRock, Inc. (since 2006);Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009);Trustee of iShares Trust (since 2009).
Mark K. Wiedman(b) (47)	Trustee (since 2013).

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (69)	Trustee (since 2011); Independent Board Chair (since 2016).

Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.

Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	43

Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Charles A. Hurty (75)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (63)	Trustee (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).
Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Martinez (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).
Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017);Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Jack Gee (59)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).
Charles Park (51)	Chief Compliance Officer (since 2011).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).
Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

44	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	45

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

CPI	Consumer Price Index

LIBOR	London Interbank Offered Rate

46	2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Financial Information

Schedules of Investments (Unaudited)

October 31, 2018

Statements of Assets and Liabilities (Unaudited)

October 31, 2018

Audited Financial Statements

February 28, 2018

iShares Trust

iShares iBoxx $ High Yield Corporate Bond ETF | HYG | NYSE Arca

iShares iBoxx $ Investment Grade Corporate Bond ETF | LQD | NYSE Arca

Schedule of Investments (unaudited) October 31, 2018	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.4%
Lamar Media Corp.
5.00%, 05/01/23 (Call 12/03/18)(a)	$10,629	$10,602,427
5.38%, 01/15/24 (Call 01/15/19)(a)	8,841	8,850,472
5.75%, 02/01/26 (Call 02/01/21)(a)	6,620	6,657,614
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.25%, 02/15/22 (Call 12/03/18)(a)	9,460	9,486,961
5.63%, 02/15/24 (Call 02/15/19)(a)	8,815	8,807,129
5.88%, 03/15/25 (Call 09/15/19)(a)	8,219	8,231,645

		52,636,248

Aerospace & Defense — 2.2%
Arconic Inc.
5.13%, 10/01/24 (Call 07/01/24)(a)	21,234	20,870,262
5.40%, 04/15/21 (Call 01/15/21)	20,550	20,712,939
5.87%, 02/23/22(a)	10,613	10,756,739
6.15%, 08/15/20(a)	17,670	18,131,323
Bombardier Inc.
5.75%, 03/15/22(a)(b)	6,860	6,782,825
6.00%, 10/15/22 (Call 12/03/18)(a)(b)	19,306	18,992,277
6.13%, 01/15/23(a)(b)	19,874	19,646,278
7.50%, 12/01/24 (Call 12/01/20)(a)(b)	16,135	16,397,194
7.50%, 03/15/25 (Call 03/15/20)(a)(b)	26,391	26,391,000
7.75%, 03/15/20(a)(b)	13,064	13,507,137
8.75%, 12/01/21(a)(b)	24,883	26,808,322
KLX Inc., 5.88%, 12/01/22 (Call 12/01/18)(a)(b)	22,938	23,629,581
TransDigm Inc.
5.50%, 10/15/20 (Call 12/03/18)(a)	8,785	8,770,358
6.00%, 07/15/22 (Call 12/03/18)(a)	19,804	19,858,461
6.38%, 06/15/26 (Call 06/15/21)	16,240	15,915,200
6.50%, 07/15/24 (Call 07/15/19)(a)	20,599	20,766,367
6.50%, 05/15/25 (Call 05/15/20)(a)	12,383	12,290,127
TransDigm UK Holdings PLC, 6.88%, 05/15/26 (Call 05/15/21)(a)(b)	7,634	7,595,830
Triumph Group Inc., 7.75%, 08/15/25 (Call 08/15/20)(a)	8,754	8,228,760

		316,050,980

Agriculture — 0.1%
JBS Investments II GmbH, 7.00%, 01/15/26 (Call 01/15/22)	8,400	8,295,000

Airlines — 0.2%
Air Canada, 7.75%, 04/15/21(a)(b)	8,541	9,151,681
American Airlines Group Inc.
4.63%, 03/01/20(a)(b)	8,843	8,848,372
5.50%, 10/01/19(b)	8,230	8,314,358
United Continental Holdings Inc., 4.25%, 10/01/22(a)	6,565	6,433,290

		32,747,701

Apparel — 0.2%
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)(a)(b)	17,507	16,788,483
4.88%, 05/15/26 (Call 02/15/26)(a)(b)	14,206	13,460,185

		30,248,668

Auto Manufacturers — 1.1%
Allison Transmission Inc.
4.75%, 10/01/27 (Call 10/01/22)(a)(b)	5,642	5,176,535
5.00%, 10/01/24 (Call 10/01/19)(a)(b)	18,570	17,983,870
Fiat Chrysler Automobiles NV
4.50%, 04/15/20(a)	24,912	24,948,506
5.25%, 04/15/23	25,814	25,717,197

Security	Par (000)	Value

Auto Manufacturers (continued)
Jaguar Land Rover Automotive PLC
3.50%, 03/15/20 (Call 12/15/19)(a)(b)	$9,316	$9,101,097
4.25%, 11/15/19(a)(b)	6,278	6,240,982
4.50%, 10/01/27 (Call 07/01/27)(a)(b)	7,617	6,045,994
5.63%, 02/01/23 (Call 12/03/18)(a)(b)	8,939	8,495,551
Navistar International Corp., 6.63%, 11/01/25 (Call 11/01/20)(a)(b)	19,154	19,521,119
Tesla Inc., 5.30%, 08/15/25 (Call 08/15/20)(a)(b)	30,775	27,376,926

		150,607,777

Auto Parts & Equiptment — 0.6%
American Axle & Manufacturing Inc.
6.25%, 04/01/25 (Call 04/01/20)(a)	11,083	10,561,033
6.25%, 03/15/26 (Call 03/15/21)(a)	5,754	5,444,723
6.50%, 04/01/27 (Call 04/01/22)(a)	8,512	8,107,680
6.63%, 10/15/22 (Call 12/03/18)(a)	6,910	7,015,377
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 04/15/20)(a)(b)	5,834	5,586,055
Dana Inc., 5.50%, 12/15/24 (Call 12/15/19)(a)	7,364	7,095,214
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)(a)	11,434	10,167,837
5.00%, 05/31/26 (Call 05/31/21)(a)	16,024	14,501,720
5.13%, 11/15/23 (Call 12/03/18)(a)	17,979	17,513,543

		85,993,182

Banks — 1.1%
BPCE SA, 12.50%, (Call 09/30/19)(a)(b)(c)(d)(e)	4,439	4,755,057
CIT Group Inc.
4.13%, 03/09/21 (Call 02/09/21)(a)	7,078	7,045,699
4.75%, 02/16/24 (Call 11/16/23)(a)	7,685	7,581,999
5.00%, 08/15/22(a)	17,495	17,604,344
5.00%, 08/01/23(a)	11,363	11,396,142
5.25%, 03/07/25 (Call 12/07/24)(a)	9,600	9,668,572
5.38%, 05/15/20(a)	6,314	6,460,350
6.13%, 03/09/28(a)	6,173	6,397,432
Deutsche Bank AG, 4.30%, 05/24/28 (Call 05/24/23)(d)(e)	25,382	22,885,607
Deutsche Bank AG/New York NY, 4.88%, 12/01/32 (Call 12/01/27)(a)(d)(e)	16,235	13,755,756
Fifth Third Bancorp., 5.10%, (Call 06/30/23)(a)(c)(d)(e)	11,441	10,913,785
Freedom Mortgage Corp.
8.13%, 11/15/24 (Call 11/15/20)(a)(b)	6,229	5,747,365
8.25%, 04/15/25 (Call 04/15/21)(b)	12,720	11,740,560
UniCredit SpA, 5.86%, 06/19/32 (Call 06/19/27)(b)(d)(e)	17,008	14,576,458

		150,529,126

Building Materials — 0.7%
Griffon Corp., 5.25%, 03/01/22 (Call 12/03/18)(a)	18,000	16,875,000
Standard Industries Inc./NJ
4.75%, 01/15/28 (Call 01/15/23)(a)(b)	17,252	15,418,975
5.00%, 02/15/27 (Call 02/15/22)(a)(b)	9,643	8,775,130
5.38%, 11/15/24 (Call 11/15/19)(a)(b)	17,226	16,517,085
5.50%, 02/15/23 (Call 02/15/19)(a)(b)	7,536	7,371,512
6.00%, 10/15/25 (Call 10/15/20)(a)(b)	16,911	16,636,196
Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 07/15/23 (Call 11/16/18)(a)	12,775	12,407,719

		94,001,617

Chemicals — 2.0%
Ashland LLC, 4.75%, 08/15/22 (Call 05/15/22)(a)	20,086	19,910,248
Blue Cube Spinco LLC
9.75%, 10/15/23 (Call 10/15/20)(a)	10,580	11,743,800
10.00%, 10/15/25 (Call 10/15/20)(a)	7,159	8,098,619

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
CF Industries Inc.
3.45%, 06/01/23(a)	$14,288	$13,528,950
7.13%, 05/01/20	7,789	8,090,824
Chemours Co. (The)
5.38%, 05/15/27 (Call 02/15/27)(a)	8,693	8,084,490
6.63%, 05/15/23 (Call 12/03/18)(a)	13,622	13,928,495
7.00%, 05/15/25 (Call 05/15/20)(a)	13,226	13,582,630
Hexion Inc.
6.63%, 04/15/20 (Call 12/03/18)	27,360	24,213,600
10.38%, 02/01/22 (Call 02/01/19)(b)	11,571	10,350,622
Hexion Inc./Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20 (Call 12/03/18)(a)	7,395	4,289,100
Huntsman International LLC
4.88%, 11/15/20 (Call 08/15/20)	11,993	12,071,914
5.13%, 11/15/22 (Call 08/15/22)(a)	6,305	6,375,931
NOVA Chemicals Corp.
4.88%, 06/01/24 (Call 03/03/24)(a)(b)	17,794	16,370,480
5.00%, 05/01/25 (Call 01/31/25)(a)(b)	8,022	7,302,018
5.25%, 08/01/23 (Call 12/03/18)(b)	8,497	8,220,030
5.25%, 06/01/27 (Call 03/03/27)(a)(b)	17,975	16,116,142
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)(a)	8,219	7,321,074
5.13%, 09/15/27 (Call 03/15/22)(a)	10,015	9,360,687
Platform Specialty Products Corp.
5.88%, 12/01/25 (Call 12/01/20)(a)(b)	13,605	12,864,284
6.50%, 02/01/22 (Call 12/03/18)(a)(b)	18,634	18,872,515
Tronox Finance PLC, 5.75%, 10/01/25 (Call 10/01/20)(a)(b)	7,265	6,365,956
Tronox Inc., 6.50%, 04/15/26 (Call 04/15/21)(a)(b)	10,770	9,820,894
WR Grace & Co.-Conn, 5.13%, 10/01/21(a)(b)	12,958	13,055,185

		279,938,488

Coal — 0.1%
Peabody Energy Corp.
6.00%, 03/31/22 (Call 03/31/19)(b)	6,789	6,766,724
6.38%, 03/31/25 (Call 03/31/20)(a)(b)	7,024	7,003,248

		13,769,972

Commercial Services — 3.6%
ADT Security Corp. (The)
3.50%, 07/15/22	18,759	17,430,718
4.13%, 06/15/23(a)	10,926	10,133,865
6.25%, 10/15/21(a)	16,203	16,729,596
APX Group Inc.
7.63%, 09/01/23 (Call 09/01/19)(a)	6,925	6,163,250
7.88%, 12/01/22 (Call 12/03/18)	14,675	14,716,273
8.75%, 12/01/20 (Call 12/03/18)(a)	11,383	11,161,032
Ashtead Capital Inc.
4.13%, 08/15/25 (Call 08/15/20)(a)(b)	857	794,868
5.63%, 10/01/24 (Call 10/01/19)(b)	483	495,075
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.13%, 06/01/22 (Call 11/03/18)(a)(b)	9,653	9,885,637
5.50%, 04/01/23 (Call 12/03/18)(a)	12,738	12,387,705
Hertz Corp. (The)
5.50%, 10/15/24 (Call 10/15/19)(a)(b)	13,085	10,043,759
5.88%, 10/15/20 (Call 12/03/18)(a)	12,918	12,608,713
6.25%, 10/15/22 (Call 12/03/18)(a)	7,978	6,983,243
7.38%, 01/15/21 (Call 12/03/18)(a)	8,371	8,266,363
7.63%, 06/01/22 (Call 06/01/19)(a)(b)	22,266	21,329,715

Security	Par (000)	Value

Commercial Services (continued)
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23 (Call 12/03/18)(a)(b)	$20,191	$20,184,943
Nielsen Co. Luxembourg Sarl (The)
5.00%, 02/01/25 (Call 02/01/20)(a)(b)	8,044	7,825,284
5.50%, 10/01/21 (Call 12/03/18)(a)(b)	9,275	9,321,375
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 12/03/18)(a)	12,742	12,710,145
5.00%, 04/15/22 (Call 12/03/18)(a)(b)	40,436	39,249,123
Prime Security Services Borrower LLC/Prime Finance Inc., 9.25%, 05/15/23 (Call 05/15/19)(a)(b)	42,758	45,182,379
Refinitiv U.S. Holdings Inc.
6.25%, 05/15/26 (Call 11/15/21)(a)(b)	17,522	17,390,585
8.25%, 11/15/26 (Call 11/15/21)(a)(b)	22,126	21,462,220
RR Donnelley & Sons Co., 7.88%, 03/15/21(a)	2,605	2,704,316
Service Corp. International/U.S.
4.63%, 12/15/27 (Call 12/15/22)	9,243	8,675,381
5.38%, 01/15/22 (Call 12/03/18)(a)	7,241	7,297,769
5.38%, 05/15/24 (Call 05/15/19)(a)	13,178	13,326,252
ServiceMaster Co. LLC (The), 5.13%, 11/15/24 (Call 11/15/19)(a)(b)	11,535	11,111,310
United Rentals North America Inc.
4.63%, 07/15/23 (Call 12/03/18)(a)	15,629	15,498,107
4.63%, 10/15/25 (Call 10/15/20)(a)	12,699	11,739,829
4.88%, 01/15/28 (Call 01/15/23)(a)	28,402	25,588,782
5.50%, 07/15/25 (Call 07/15/20)(a)	12,445	12,164,988
5.50%, 05/15/27 (Call 05/15/22)(a)	16,615	15,762,443
5.75%, 11/15/24 (Call 05/15/19)(a)	14,106	14,158,897
5.88%, 09/15/26 (Call 09/15/21)(a)	16,251	15,893,478
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 08/15/21)(a)(b)	19,123	19,144,513

		505,521,931

Computers — 1.9%
Banff Merger Sub Inc., 9.75%, 09/01/26 (Call 09/01/21)(b)	24,840	23,980,951
Dell Inc., 4.63%, 04/01/21(a)	7,234	7,279,213
Dell International LLC/EMC Corp.
5.88%, 06/15/21 (Call 11/16/18)(a)(b)	27,194	27,635,902
7.13%, 06/15/24 (Call 06/15/19)(a)(b)	27,945	29,520,900
EMC Corp.
2.65%, 06/01/20	33,632	32,677,463
3.38%, 06/01/23 (Call 03/01/23)(a)	16,769	15,663,084
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 07/15/20)(a)(b)	17,773	18,390,464
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (Call 02/15/19)(a)(b)	13,290	11,983,653
9.25%, 03/01/21 (Call 12/03/18)(a)(b)	13,150	11,637,750
Leidos Holdings Inc., 4.45%, 12/01/20 (Call 09/01/20)(a)	5,759	5,775,317
NCR Corp.
4.63%, 02/15/21 (Call 12/03/18)(a)	7,136	7,013,384
5.00%, 07/15/22 (Call 12/03/18)(a)	9,661	9,202,103
5.88%, 12/15/21 (Call 12/03/18)(a)	6,194	6,187,253
6.38%, 12/15/23 (Call 12/15/18)(a)	11,697	11,623,894
West Corp., 8.50%, 10/15/25 (Call 10/15/20)(a)(b)	19,729	17,822,496
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(a)	39,638	36,615,602

		273,009,429

2 0 1 8 i S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care — 0.4%
Avon International Operations Inc., 7.88%, 08/15/22 (Call 08/15/19)(b)	$8,123	$8,244,845
Avon Products Inc.
6.60%, 03/15/20(a)	6,383	6,355,075
7.00%, 03/15/23(a)	7,467	6,524,291
Edgewell Personal Care Co.
4.70%, 05/19/21(a)	10,763	10,729,276
4.70%, 05/24/22(a)	8,897	8,677,956
First Quality Finance Co. Inc.
4.63%, 05/15/21 (Call 12/03/18)(a)(b)	9,460	9,298,392
5.00%, 07/01/25 (Call 07/01/20)(b)	5,739	5,279,880

		55,109,715

Diversified Financial Services — 4.2%
Ally Financial Inc.
3.75%, 11/18/19(a)	11,829	11,804,159
4.13%, 03/30/20(a)	11,079	11,081,216
4.13%, 02/13/22(a)	9,387	9,235,635
4.25%, 04/15/21(a)	8,939	8,926,107
4.63%, 05/19/22(a)	6,538	6,521,655
4.63%, 03/30/25(a)	8,108	7,932,086
5.13%, 09/30/24(a)	10,572	10,724,917
5.75%, 11/20/25 (Call 10/21/25)(a)	18,627	19,092,675
7.50%, 09/15/20(a)	8,616	9,099,821
8.00%, 03/15/20(a)	16,207	17,016,449
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.88%, 02/01/22 (Call 12/03/18)(a)	23,812	23,772,710
6.00%, 08/01/20 (Call 12/03/18)(a)	31,306	31,569,033
6.25%, 02/01/22 (Call 02/01/19)	21,490	21,704,900
6.38%, 12/15/25 (Call 12/15/20)	12,099	12,023,381
6.75%, 02/01/24 (Call 02/01/20)(a)	7,722	7,754,799
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.88%, 04/15/22 (Call 12/03/18)(a)(b)	7,326	7,326,000
7.25%, 08/15/24 (Call 08/15/20)(b)	7,151	6,988,915
7.38%, 04/01/20 (Call 12/03/18)(a)(b)	10,074	10,167,185
7.50%, 04/15/21 (Call 12/03/18)(a)(b)	7,986	8,085,825
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 03/15/22 (Call 09/15/21)(a)(b)	9,094	9,061,792
5.25%, 10/01/25 (Call 10/01/20)(a)(b)	5,449	5,032,379
Nationstar Mortgage Holdings Inc.
8.13%, 07/15/23 (Call 07/15/20)(a)(b)	16,018	16,240,472
9.13%, 07/15/26 (Call 07/15/21)(a)(b)	11,745	11,915,303
Nationstar Mortgage LLC/Nationstar Capital Corp.,
6.50%, 07/01/21 (Call 12/03/18)(a)	9,966	9,928,628
Navient Corp.
4.88%, 06/17/19	595	597,244
5.00%, 10/26/20(a)	9,423	9,463,048
5.50%, 01/25/23(a)	15,420	15,141,977
5.88%, 03/25/21(a)	12,656	12,814,200
5.88%, 10/25/24	9,520	8,972,600
6.13%, 03/25/24(a)	13,422	13,038,215
6.50%, 06/15/22(a)	19,012	19,344,710
6.63%, 07/26/21(a)	13,916	14,317,535
6.75%, 06/25/25(a)	8,734	8,505,981
6.75%, 06/15/26(a)	6,708	6,405,022
7.25%, 01/25/22(a)	11,436	11,904,980
7.25%, 09/25/23(a)	8,407	8,720,949
8.00%, 03/25/20	23,623	24,666,969

Security	Par (000)	Value

Diversified Financial Services (continued)
Quicken Loans Inc.
5.25%, 01/15/28 (Call 01/15/23)(a)(b)	$17,141	$15,240,577
5.75%, 05/01/25 (Call 05/01/20)(a)(b)	21,088	20,357,723
Springleaf Finance Corp.
5.25%, 12/15/19(a)	10,479	10,574,621
5.63%, 03/15/23(a)	13,725	13,264,131
6.13%, 05/15/22(a)	17,550	17,621,888
6.88%, 03/15/25(a)	20,768	19,833,440
7.13%, 03/15/26	27,997	26,527,157
7.75%, 10/01/21(a)	10,932	11,551,935
8.25%, 12/15/20(a)	17,498	18,722,860

		600,593,804

Electric — 2.5%
AES Corp./VA
4.00%, 03/15/21(a)	7,699	7,619,049
4.50%, 03/15/23 (Call 03/15/20)(a)	6,693	6,615,160
4.88%, 05/15/23 (Call 12/03/18)(a)	13,248	13,115,520
5.13%, 09/01/27 (Call 09/01/22)(a)	8,095	7,993,813
5.50%, 04/15/25 (Call 04/15/20)(a)	8,070	8,075,044
6.00%, 05/15/26 (Call 05/15/21)(a)	6,921	7,071,099
Calpine Corp.
5.25%, 06/01/26 (Call 06/01/21)(a)(b)	19,027	17,504,840
5.38%, 01/15/23 (Call 12/03/18)(a)	20,829	19,735,477
5.50%, 02/01/24 (Call 02/01/19)(a)	10,821	9,833,584
5.75%, 01/15/25 (Call 10/15/19)(a)	26,079	23,335,489
5.88%, 01/15/24 (Call 12/03/18)(a)(b)	7,627	7,607,933
6.00%, 01/15/22 (Call 12/03/18)(a)(b)	12,362	12,418,016
Clearway Energy Operating LLC
5.38%, 08/15/24 (Call 08/15/19)	7,118	7,042,371
5.75%, 10/15/25 (Call 10/15/21)(b)	4,128	4,066,080
DPL Inc., 7.25%, 10/15/21 (Call 07/15/21)	7,992	8,486,545
NextEra Energy Operating Partners LP
4.25%, 09/15/24 (Call 07/15/24)(a)(b)	9,400	8,963,370
4.50%, 09/15/27 (Call 06/15/27)(a)(b)	8,868	8,172,416
NRG Energy Inc.
5.75%, 01/15/28(a)	14,954	14,916,615
6.25%, 05/01/24 (Call 05/01/19)	14,009	14,344,971
6.63%, 01/15/27 (Call 07/15/21)(a)	21,851	22,561,157
7.25%, 05/15/26 (Call 05/15/21)(a)	16,856	17,937,594
Talen Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)(a)	9,539	8,942,813
6.50%, 06/01/25 (Call 06/01/20)(a)	8,848	6,600,977
9.50%, 07/15/22 (Call 07/15/20)(a)(b)	7,425	7,536,375
10.50%, 01/15/26 (Call 01/15/22)(b)	10,682	9,314,704
Vistra Energy Corp.
5.88%, 06/01/23 (Call 12/03/18)	9,527	9,668,417
7.38%, 11/01/22 (Call 12/03/18)	31,179	32,387,186
7.63%, 11/01/24 (Call 11/01/19)	21,399	22,681,870
Vistra Operations Co. LLC, 5.50%, 09/01/26 (Call 09/01/21)(b)	15,692	15,395,475

		359,943,960

Electrical Components & Equipment — 0.1%
Energizer Gamma Acquisition Inc., 6.38%, 07/15/26 (Call 07/15/21)(a)(b)	7,918	7,997,180
Energizer Holdings Inc., 5.50%, 06/15/25 (Call 06/15/20)(a)(b)	11,935	11,583,344

		19,580,524

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronics — 0.2%
Sensata Technologies BV
4.88%, 10/15/23(a)(b)	$7,926	$7,727,850
5.00%, 10/01/25(a)(b)	12,871	12,380,293
5.63%, 11/01/24(a)(b)	5,539	5,525,153

		25,633,296

Energy - Alternate Sources — 0.1%
TerraForm Power Operating LLC
4.25%, 01/31/23 (Call 10/31/22)(a)(b)	8,814	8,362,282
5.00%, 01/31/28 (Call 07/31/27)(a)(b)	11,219	10,009,452

		18,371,734

Engineering & Construction — 0.3%
AECOM
5.13%, 03/15/27 (Call 12/15/26)(a)	17,399	16,202,819
5.88%, 10/15/24 (Call 07/15/24)(a)	12,120	12,332,100
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 07/15/20)(a)(b)	17,434	17,172,490

		45,707,409

Entertainment — 1.8%
AMC Entertainment Holdings Inc.
5.75%, 06/15/25 (Call 06/15/20)(a)	8,926	8,267,708
5.88%, 11/15/26 (Call 11/15/21)(a)	10,844	9,927,295
6.13%, 05/15/27 (Call 05/15/22)(a)	7,318	6,690,482
Caesars Resort Collection LLC/CRC Finco Inc., 5.25%, 10/15/25 (Call 10/15/20)(a)(b)	29,452	27,408,768
Cinemark USA Inc.
4.88%, 06/01/23 (Call 12/03/18)(a)	14,297	13,957,446
5.13%, 12/15/22 (Call 12/03/18)(a)	7,364	7,382,410
Eldorado Resorts Inc.
6.00%, 04/01/25 (Call 04/01/20)(a)	14,320	14,161,138
6.00%, 09/15/26 (Call 09/15/21)(a)(b)	10,573	10,364,976
International Game Technology PLC
6.25%, 02/15/22 (Call 08/15/21)(a)(b)	26,210	26,996,300
6.25%, 01/15/27 (Call 07/15/26)(b)	11,948	11,791,123
6.50%, 02/15/25 (Call 08/15/24)(a)(b)	18,762	19,012,159
Scientific Games International Inc.
5.00%, 10/15/25 (Call 10/15/20)(a)(b)	20,572	19,131,960
10.00%, 12/01/22 (Call 12/03/18)(a)	37,919	39,720,152
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 07/31/19)(b)	16,881	15,928,807
5.50%, 04/15/27 (Call 04/15/22)(a)(b)	7,567	7,152,836
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26 (Call 07/15/21)(a)(b)	16,360	16,576,770

		254,470,330

Environmental Control — 0.3%
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/19)(a)	5,291	5,256,196
5.88%, 07/01/25 (Call 07/01/20)	5,080	4,940,300
6.00%, 01/01/27 (Call 01/01/22)	6,644	6,411,460
6.38%, 10/01/22 (Call 11/03/18)(a)	7,212	7,352,814
GFL Environmental Inc., 5.38%, 03/01/23 (Call 03/01/20)(a)(b)	5,588	5,065,721
Hulk Finance Corp., 7.00%, 06/01/26 (Call 06/01/21)(a)(b)	6,884	6,355,916
Tervita Escrow Corp., 7.63%, 12/01/21 (Call 12/03/18)(a)(b)	9,666	9,823,073

		45,205,480

Security	Par (000)	Value

Food — 2.0%
Albertsons Companies LLC/Safeway Inc./New Albertson’s LP/Albertson’s LLC
5.75%, 03/15/25 (Call 09/15/19)(a)	$20,487	$18,085,266
6.63%, 06/15/24 (Call 06/15/19)(a)	21,702	20,532,128
B&G Foods Inc.
4.63%, 06/01/21 (Call 12/03/18)(a)	10,327	10,275,365
5.25%, 04/01/25 (Call 04/01/20)(a)	16,428	15,609,534
ESAL GmbH, 6.25%, 02/05/23 (Call 12/03/18)(a)(b)	15,078	14,795,288
JBS Investments GmbH, 7.25%, 04/03/24 (Call 04/03/19)(a)(b)	15,769	15,948,372
JBS USA LUX SA/JBS USA Finance Inc.
5.75%, 06/15/25 (Call 06/15/20)(a)(b)	15,693	15,065,280
5.88%, 07/15/24 (Call 07/15/19)(a)(b)	13,886	13,629,109
6.75%, 02/15/28 (Call 02/15/23)(a)(b)	8,318	8,016,473
Lamb Weston Holdings Inc.
4.63%, 11/01/24 (Call 11/01/21)(a)(b)	16,272	15,937,936
4.88%, 11/01/26 (Call 11/01/21)(b)	13,071	12,604,178
Pilgrim’s Pride Corp.
5.75%, 03/15/25 (Call 03/15/20)(a)(b)	16,697	15,569,952
5.88%, 09/30/27 (Call 09/30/22)(a)(b)	12,929	11,720,914
Post Holdings Inc.
5.00%, 08/15/26 (Call 08/15/21)(a)(b)	29,729	27,347,303
5.50%, 03/01/25 (Call 03/01/20)(a)(b)	17,282	16,741,937
5.63%, 01/15/28 (Call 12/01/22)(a)(b)	15,323	14,408,217
5.75%, 03/01/27 (Call 03/01/22)(b)	22,580	21,527,207
TreeHouse Foods Inc.
4.88%, 03/15/22 (Call 12/03/18)	657	648,116
6.00%, 02/15/24 (Call 02/15/19)(a)(b)	11,660	11,630,850

		280,093,425

Food Service — 0.3%
Aramark Services Inc.
4.75%, 06/01/26 (Call 06/01/21)(a)	7,143	6,798,837
5.00%, 04/01/25 (Call 04/01/20)(a)(b)	9,343	9,223,517
5.00%, 02/01/28 (Call 02/01/23)(a)(b)	19,475	18,476,906
5.13%, 01/15/24 (Call 01/15/19)	14,867	14,775,940

		49,275,200

Gas — 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)(a)	12,836	12,040,254
5.63%, 05/20/24 (Call 03/20/24)(a)	10,470	10,017,546
5.75%, 05/20/27 (Call 02/20/27)(a)	7,439	6,922,957
5.88%, 08/20/26 (Call 05/20/26)(a)	11,679	11,037,780
NGL Energy Partners LP/NGL Energy Finance Corp.
6.13%, 03/01/25 (Call 03/01/20)(a)	570	518,700
7.50%, 11/01/23 (Call 11/01/19)(a)	10,278	10,074,735

		50,611,972

Health Care - Products — 1.5%
Avantor Inc.
6.00%, 10/01/24 (Call 10/01/20)(a)(b)	25,084	24,986,017
9.00%, 10/01/25 (Call 10/01/20)(a)(b)	34,191	34,562,827
DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21 (Call 12/03/18)(a)(b)	19,390	19,519,913
Hologic Inc.
4.38%, 10/15/25 (Call 10/15/20)(a)(b)	17,284	16,203,750
4.63%, 02/01/28 (Call 02/01/23)(a)(b)	5,751	5,254,976
Kinetic Concepts Inc./KCI USA Inc.
7.88%, 02/15/21 (Call 11/16/18)(a)(b)	11,434	11,670,620
12.50%, 11/01/21 (Call 05/01/19)(a)(b)	6,261	6,771,272

2 0 1 8 i S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
Mallinckrodt International Finance SA, 4.75%, 04/15/23(a)	$7,924	$6,481,585
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 12/03/18)(a)(b)	13,025	12,829,625
5.50%, 04/15/25 (Call 04/15/20)(a)(b)	11,721	9,431,068
5.63%, 10/15/23 (Call 12/03/18)(a)(b)	10,680	9,118,050
5.75%, 08/01/22 (Call 12/03/18)(a)(b)	16,849	15,003,268
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22 (Call 12/03/18)(b)	22,889	21,996,329
Teleflex Inc.
4.63%, 11/15/27 (Call 11/15/22)(a)	8,574	7,949,688
4.88%, 06/01/26 (Call 06/01/21)	5,073	4,936,210

		206,715,198

Health Care - Services — 7.8%
Acadia Healthcare Co. Inc., 5.63%, 02/15/23 (Call 12/03/18)(a)	12,483	12,498,604
Centene Corp.
4.75%, 05/15/22 (Call 05/15/19)	16,585	16,565,098
4.75%, 01/15/25 (Call 01/15/20)(a)	20,143	19,891,212
5.38%, 06/01/26 (Call 06/01/21)(a)(b)	30,120	30,571,800
5.63%, 02/15/21 (Call 12/03/18)(a)	22,710	23,023,682
6.13%, 02/15/24 (Call 02/15/19)(a)	16,543	17,268,824
CHS/Community Health Systems Inc.
5.13%, 08/01/21 (Call 12/03/18)(a)	18,648	17,622,360
6.25%, 03/31/23 (Call 03/31/20)	53,046	48,786,406
6.88%, 02/01/22 (Call 12/03/18)(a)	41,090	20,647,725
8.13%, 06/30/24 (Call 06/30/21)(a)(b)	22,599	17,740,215
8.63%, 01/15/24 (Call 01/15/21)(a)(b)	18,617	18,779,899
11.00%, 06/30/23 (Call 06/30/20)(a)(b)(f)	30,586	25,539,310
DaVita Inc.
5.00%, 05/01/25 (Call 05/01/20)(a)	25,099	23,597,939
5.13%, 07/15/24 (Call 07/15/19)(a)	29,177	27,818,446
5.75%, 08/15/22 (Call 12/03/18)(a)	20,849	21,109,612
Encompass Health Corp., 5.75%, 11/01/24 (Call 12/03/18)(a)	22,326	22,287,945
Envision Healthcare Corp., 8.75%, 10/15/26 (Call 10/15/21)(a)(b)	20,651	19,999,203
HCA Healthcare Inc., 6.25%, 02/15/21(a)	16,439	17,055,463
HCA Inc.
4.25%, 10/15/19(a)	5,832	5,859,702
4.50%, 02/15/27 (Call 08/15/26)(a)	20,809	20,162,764
4.75%, 05/01/23(a)	20,575	20,698,553
5.00%, 03/15/24(a)	33,998	34,465,472
5.25%, 04/15/25(a)	22,955	23,418,404
5.25%, 06/15/26 (Call 12/15/25)(a)	26,309	26,763,927
5.38%, 02/01/25(a)	43,612	43,791,293
5.38%, 09/01/26 (Call 03/01/26)	15,767	15,616,886
5.63%, 09/01/28 (Call 03/01/28)	17,516	17,340,840
5.88%, 03/15/22(a)	21,639	22,584,434
5.88%, 05/01/23(a)	20,069	20,808,442
5.88%, 02/15/26 (Call 08/15/25)(a)	23,840	24,385,936
6.50%, 02/15/20(a)	48,526	50,103,095
7.50%, 02/15/22(a)	32,436	35,249,823
LifePoint Health Inc.
5.38%, 05/01/24 (Call 05/01/19)(a)	7,171	7,515,567
5.50%, 12/01/21 (Call 12/03/18)(a)	21,227	21,535,087
5.88%, 12/01/23 (Call 12/03/18)(a)	7,132	7,461,855
Molina Healthcare Inc., 5.38%, 11/15/22 (Call 08/15/22)(a)	13,533	13,497,757

Security	Par (000)	Value

Health Care - Services (continued)
MPH Acquisition Holdings LLC, 7.13%, 06/01/24 (Call 06/01/19)(a)(b)	$27,065	$27,577,611
RegionalCare Hospital Partners Holdings Inc., 8.25%, 05/01/23 (Call 05/01/19)(a)(b)	8,239	8,723,041
Tenet Healthcare Corp.
4.38%, 10/01/21(a)	15,876	15,630,716
4.50%, 04/01/21(a)	13,887	13,764,249
4.63%, 07/15/24 (Call 07/15/20)(a)	31,330	30,197,420
4.75%, 06/01/20(a)	6,862	6,863,838
5.13%, 05/01/25 (Call 05/01/20)(a)	23,611	22,625,241
6.00%, 10/01/20(a)	30,079	30,839,999
6.75%, 06/15/23(a)	32,078	31,841,425
7.00%, 08/01/25 (Call 08/01/20)(a)	8,098	7,943,696
7.50%, 01/01/22 (Call 01/01/19)(b)	12,459	13,013,052
8.13%, 04/01/22(a)	48,007	49,927,280
WellCare Health Plans Inc.
5.25%, 04/01/25 (Call 04/01/20)(a)	20,568	20,516,580
5.38%, 08/15/26 (Call 08/15/21)(a)(b)	12,232	12,216,710

		1,103,744,438

Holding Companies - Diversified — 0.0%
Spectrum Brands Holdings Inc., 7.75%, 01/15/22 (Call 12/03/18)	6,295	6,433,931

Home Builders — 1.6%
Beazer Homes USA Inc.
5.88%, 10/15/27 (Call 10/15/22)(a)	6,402	5,169,615
8.75%, 03/15/22 (Call 03/15/19)(a)	7,491	7,532,194
Brookfield Residential Properties Inc., 6.50%, 12/15/20 (Call 12/03/18)(a)(b)	11,502	11,502,000
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp., 6.13%, 07/01/22 (Call 12/03/18)(a)(b)	9,106	8,868,719
K Hovnanian Enterprises Inc.
10.00%, 07/15/22 (Call 07/15/19)(a)(b)	9,126	8,806,590
10.50%, 07/15/24 (Call 07/15/20)(a)(b)	5,773	5,284,701
KB Home, 7.00%, 12/15/21 (Call 09/15/21)(a)	8,660	8,986,324
Lennar Corp.
4.13%, 01/15/22 (Call 10/15/21)(a)	9,804	9,532,464
4.50%, 11/15/19 (Call 08/15/19)(a)	6,780	6,796,950
4.50%, 04/30/24 (Call 01/31/24)(a)	10,791	10,224,473
4.75%, 04/01/21 (Call 02/01/21)(a)	9,909	9,934,805
4.75%, 11/15/22 (Call 08/15/22)(a)	10,750	10,644,650
4.75%, 05/30/25 (Call 02/28/25)(a)	8,552	8,145,780
4.75%, 11/29/27 (Call 05/29/27)(a)	14,609	13,659,415
4.88%, 12/15/23 (Call 09/15/23)(a)	5,940	5,806,138
5.88%, 11/15/24 (Call 05/15/24)(a)	7,674	7,722,045
Meritage Homes Corp., 6.00%, 06/01/25 (Call 03/01/25)(a)	6,048	5,878,081
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)(a)	10,912	10,885,811
5.00%, 01/15/27 (Call 10/15/26)	10,237	9,448,751
5.50%, 03/01/26 (Call 12/01/25)	10,605	10,392,900
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., 5.25%, 04/15/21 (Call 12/03/18)(a)(b)	7,798	7,778,505
Toll Brothers Finance Corp.
4.35%, 02/15/28 (Call 11/15/27)(a)	6,194	5,447,623
4.38%, 04/15/23 (Call 01/15/23)(a)	5,247	5,038,694
4.88%, 03/15/27 (Call 12/15/26)(a)	8,350	7,702,875
5.88%, 02/15/22 (Call 11/15/21)(a)	6,379	6,505,694

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Builders (continued)
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24(a)	$7,147	$6,664,578
William Lyon Homes Inc., 5.88%, 01/31/25 (Call 01/31/20)	7,715	6,798,844

		221,159,219

Home Furnishings — 0.1%
Tempur Sealy International Inc.
5.50%, 06/15/26 (Call 06/15/21)(a)	9,885	9,046,123
5.63%, 10/15/23 (Call 12/03/18)	7,402	7,215,408

		16,261,531

Household Products & Wares — 0.4%
Kronos Acquisition Holdings Inc., 9.00%, 08/15/23 (Call 12/03/18)(a)(b)	15,589	13,854,724
Prestige Brands Inc.
5.38%, 12/15/21 (Call 12/03/18)(a)(b)	5,251	5,190,916
6.38%, 03/01/24 (Call 03/01/19)(a)(b)	8,959	8,847,012
Spectrum Brands Inc.
5.75%, 07/15/25 (Call 07/15/20)(a)	17,170	16,697,825
6.63%, 11/15/22 (Call 12/03/18)(a)	8,707	8,904,214

		53,494,691

Insurance — 0.5%
Genworth Holdings Inc.
4.80%, 02/15/24	4,327	3,742,855
4.90%, 08/15/23	4,912	4,334,840
7.63%, 09/24/21	12,475	12,693,312
7.70%, 06/15/20(a)	2,446	2,509,053
HUB International Ltd., 7.00%, 05/01/26 (Call 05/01/21)(a)(b)	22,880	22,305,140
Radian Group Inc., 4.50%, 10/01/24 (Call 07/01/24)(a)	8,498	8,179,325
Voya Financial Inc., 5.65%, 05/15/53 (Call 05/15/23)(a)(d)(e)	14,154	13,997,305

		67,761,830

Internet — 1.7%
Netflix Inc.
4.38%, 11/15/26(a)	15,949	14,608,487
4.88%, 04/15/28(b)	25,881	23,745,817
5.38%, 02/01/21(a)	8,560	8,721,213
5.50%, 02/15/22(a)	11,820	12,055,100
5.75%, 03/01/24(a)	6,107	6,215,145
5.88%, 02/15/25(a)	12,616	12,820,064
5.88%, 11/15/28(a)(b)	31,863	31,305,397
6.38%, 05/15/29(b)	4,065	4,085,732
Symantec Corp.
3.95%, 06/15/22 (Call 03/15/22)(a)	5,442	5,240,436
4.20%, 09/15/20(a)	11,129	11,101,177
5.00%, 04/15/25 (Call 04/15/20)(a)(b)	19,848	18,735,841
VeriSign Inc.
4.63%, 05/01/23 (Call 12/03/18)(a)	12,480	12,478,440
4.75%, 07/15/27 (Call 07/15/22)	8,937	8,403,461
5.25%, 04/01/25 (Call 01/01/25)(a)	7,205	7,186,988
Zayo Group LLC/Zayo Capital Inc.
5.75%, 01/15/27 (Call 01/15/22)(b)	28,326	27,765,145
6.00%, 04/01/23 (Call 12/03/18)	22,427	22,872,037
6.38%, 05/15/25 (Call 05/15/20)(a)	14,189	14,525,989

		241,866,469

Iron & Steel — 0.7%
AK Steel Corp.
7.00%, 03/15/27 (Call 03/15/22)(a)	7,442	6,634,204
7.63%, 10/01/21 (Call 12/03/18)(a)	5,022	5,015,723

Security	Par (000)	Value

Iron & Steel (continued)
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)(a)	$7,397	$7,420,116
7.88%, 08/15/23 (Call 05/15/23)(a)	8,767	9,239,980
ArcelorMittal, 5.25%, 08/05/20	792	810,457
Cleveland-Cliffs Inc.
4.88%, 01/15/24 (Call 01/15/21)(a)(b)	5,566	5,346,452
5.75%, 03/01/25 (Call 03/01/20)(a)	19,184	18,128,880
Steel Dynamics Inc.
5.00%, 12/15/26 (Call 12/15/21)(a)	5,328	5,203,088
5.13%, 10/01/21 (Call 12/03/18)(a)	10,084	10,134,420
5.25%, 04/15/23 (Call 12/03/18)	5,315	5,324,016
5.50%, 10/01/24 (Call 10/01/19)(a)	7,884	7,919,314
U.S. Steel Corp.
6.25%, 03/15/26 (Call 03/15/21)	9,521	8,973,542
6.88%, 08/15/25 (Call 08/15/20)	13,486	13,216,280

		103,366,472

Leisure Time — 0.3%
Sabre GLBL Inc.
5.25%, 11/15/23 (Call 12/03/18)(a)(b)	6,793	6,713,748
5.38%, 04/15/23 (Call 12/03/18)(a)(b)	7,507	7,507,000
Viking Cruises Ltd., 5.88%, 09/15/27 (Call 09/15/22)(a)(b)	13,869	13,136,717
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(a)(b)	10,336	9,715,840

		37,073,305

Lodging — 2.2%
Boyd Gaming Corp.
6.00%, 08/15/26 (Call 08/15/21)(a)	11,600	11,231,459
6.38%, 04/01/26 (Call 04/01/21)(a)	12,755	12,634,890
6.88%, 05/15/23 (Call 11/16/18)(a)	12,449	12,931,399
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 09/01/19)(a)(b)	8,166	8,359,943
10.75%, 09/01/24 (Call 09/01/19)(a)(b)	9,184	8,998,680
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24 (Call 09/01/19)(a)	17,400	16,612,650
5.13%, 05/01/26 (Call 05/01/21)(a)(b)	25,286	24,717,065
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
4.63%, 04/01/25 (Call 04/01/20)(a)	15,742	15,269,740
4.88%, 04/01/27 (Call 04/01/22)(a)	9,597	9,157,638
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21 (Call 12/03/18)(a)(b)	15,152	15,530,800
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	6,256	5,655,163
5.25%, 03/31/20(a)	6,682	6,765,525
5.75%, 06/15/25 (Call 03/15/25)(a)	16,811	16,358,903
6.00%, 03/15/23(a)	22,517	22,840,869
6.63%, 12/15/21(a)	21,999	22,997,409
6.75%, 10/01/20(a)	18,232	18,927,551
7.75%, 03/15/22	18,175	19,500,477
Wyndham Destinations Inc.
3.90%, 03/01/23 (Call 12/01/22)	3,896	3,596,148
4.25%, 03/01/22 (Call 12/01/21)	1,547	1,493,164
4.50%, 04/01/27 (Call 01/01/27)	9,160	8,474,099
Wyndham Hotels & Resorts Inc., 5.38%, 04/15/26 (Call 04/15/21)(a)(b)	4,137	4,007,719

2 0 1 8 i S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging (continued)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)(a)(b)	$7,590	$7,196,269
5.25%, 05/15/27 (Call 02/15/27)(b)	13,973	12,606,889
5.50%, 03/01/25 (Call 12/01/24)(b)	31,041	29,527,751

		315,392,200

Machinery — 0.2%
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%, 03/15/24 (Call 11/01/18)(a)(b)	19,288	20,158,853
Vertiv Group Corp., 9.25%, 10/15/24 (Call 10/15/19)(a)(b)	13,473	13,371,953

		33,530,806

Media — 11.6%
Altice Financing SA
6.63%, 02/15/23 (Call 12/03/18)(a)(b)	34,788	34,374,892
7.50%, 05/15/26 (Call 05/15/21)(a)(b)	45,902	43,276,121
Altice Finco SA, 8.13%, 01/15/24 (Call 12/15/18)(a)(b)	6,129	6,021,743
Altice France SA/France
6.25%, 05/15/24 (Call 05/15/19)(a)(b)	24,486	23,506,560
7.38%, 05/01/26 (Call 05/01/21)(a)(b)	87,052	83,420,191
8.13%, 02/01/27 (Call 02/01/22)(b)	29,246	28,880,425
Altice Luxembourg SA
7.63%, 02/15/25 (Call 02/15/20)(a)(b)	24,843	20,996,486
7.75%, 05/15/22 (Call 12/03/18)(a)(b)	47,661	44,384,306
Altice U.S. Finance I Corp.
5.38%, 07/15/23 (Call 11/13/18)(b)	20,313	20,236,826
5.50%, 05/15/26 (Call 05/15/21)(b)	27,189	26,483,717
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/03/18)(a)	9,816	9,671,061
4.75%, 08/01/25 (Call 08/01/21)(a)	13,795	12,806,194
5.00%, 04/01/24 (Call 04/01/20)(a)	16,739	16,010,017
Cablevision Systems Corp.
5.88%, 09/15/22(a)	10,185	10,222,939
8.00%, 04/15/20(a)	8,584	8,962,635
CCO Holdings LLC/CCO Holdings Capital Corp.
4.00%, 03/01/23 (Call 11/01/19)(b)	6,843	6,497,643
5.00%, 02/01/28 (Call 08/01/22)(a)(b)	41,395	38,600,837
5.13%, 02/15/23 (Call 12/03/18)(a)	15,106	15,020,085
5.13%, 05/01/23 (Call 12/03/18)(a)(b)	18,259	18,190,529
5.13%, 05/01/27 (Call 05/01/22)(b)	55,151	51,781,621
5.25%, 03/15/21 (Call 12/03/18)	7,535	7,554,693
5.25%, 09/30/22 (Call 12/03/18)(a)	19,145	19,276,622
5.38%, 05/01/25 (Call 05/01/20)(a)(b)	11,560	11,315,663
5.50%, 05/01/26 (Call 05/01/21)(a)(b)	24,350	23,665,156
5.75%, 09/01/23 (Call 12/03/18)(a)	7,236	7,280,095
5.75%, 01/15/24 (Call 12/03/18)	15,656	15,812,560
5.75%, 02/15/26 (Call 02/15/21)(a)(b)	41,974	41,541,143
5.88%, 04/01/24 (Call 04/01/19)(a)(b)	28,037	28,229,754
5.88%, 05/01/27 (Call 05/01/21)(a)(b)	13,434	13,198,905
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 11/13/18)(b)	13,709	13,671,712
7.50%, 04/01/28 (Call 04/01/23)(b)	18,556	19,292,673
7.75%, 07/15/25 (Call 07/15/20)(a)(b)	10,346	10,917,789
Series 144S, 5.13%, 12/15/21 (Call 11/13/18)(a)(b)	8,121	8,098,911
Clear Channel Worldwide Holdings Inc. 6.50%, 11/15/22 (Call 12/03/18)(a)	43,122	43,793,490
Series B, 7.63%, 03/15/20 (Call 12/03/18)(a)	30,944	30,944,000

Security	Par (000)	Value

Media (continued)
CSC Holdings LLC
5.25%, 06/01/24	$11,645	$11,222,869
5.38%, 02/01/28 (Call 02/01/23)(a)(b)	16,183	15,215,698
5.50%, 04/15/27 (Call 04/15/22)(a)(b)	20,754	19,899,423
6.63%, 10/15/25 (Call 10/15/20)(a)(b)	17,300	18,121,750
6.75%, 11/15/21(a)	16,060	16,789,606
10.13%, 01/15/23 (Call 01/15/19)(a)(b)	31,355	34,074,106
10.88%, 10/15/25 (Call 10/15/20)(a)(b)	28,557	32,911,942
DISH DBS Corp.
5.00%, 03/15/23(a)	24,662	21,579,250
5.13%, 05/01/20	18,931	18,978,327
5.88%, 07/15/22(a)	32,307	30,505,885
5.88%, 11/15/24(a)	35,194	29,772,656
6.75%, 06/01/21(a)	32,524	32,849,240
7.75%, 07/01/26(a)	32,890	29,148,434
Gray Television Inc.
5.13%, 10/15/24 (Call 10/15/19)(a)(b)	9,284	8,822,701
5.88%, 07/15/26 (Call 07/15/21)(a)(b)	11,856	11,365,695
Meredith Corp., 6.88%, 02/01/26 (Call 02/01/21)(a)(b)	24,113	24,113,000
Nexstar Broadcasting Inc.
5.63%, 08/01/24 (Call 08/01/19)(a)(b)	15,404	14,749,330
5.88%, 11/15/22 (Call 11/13/18)(a)	5,240	5,319,648
Quebecor Media Inc., 5.75%, 01/15/23(a)	13,325	13,340,143
Sinclair Television Group Inc.
5.13%, 02/15/27 (Call 08/15/21)(a)(b)	5,604	5,048,270
5.38%, 04/01/21 (Call 11/16/18)(a)	8,654	8,653,279
5.63%, 08/01/24 (Call 08/01/19)(a)(b)	11,204	10,729,205
6.13%, 10/01/22 (Call 11/16/18)(a)	7,898	8,036,215
Sirius XM Radio Inc.
3.88%, 08/01/22 (Call 08/01/20)(a)(b)	15,862	15,326,658
4.63%, 05/15/23 (Call 12/03/18)(a)(b)	7,212	6,997,142
5.00%, 08/01/27 (Call 08/01/22)(a)(b)	25,061	23,526,014
5.38%, 04/15/25 (Call 04/15/20)(b)	16,381	16,143,476
5.38%, 07/15/26 (Call 07/15/21)(a)(b)	17,259	16,870,673
6.00%, 07/15/24 (Call 07/15/19)(a)(b)	26,210	26,794,483
TEGNA Inc.
5.13%, 07/15/20 (Call 12/03/18)(a)	9,620	9,634,800
6.38%, 10/15/23 (Call 12/03/18)(a)	12,245	12,551,125
Telenet Finance Luxembourg Note, 5.50%, 03/01/28 (Call 12/01/22)(b)	17,725	16,395,625
Tribune Media Co., 5.88%, 07/15/22 (Call 11/13/18)(a)	17,714	18,001,853
Unitymedia GmbH, 6.13%, 01/15/25 (Call 01/15/20)(a)(b)	14,847	15,259,004
Unitymedia Hessen GmbH &Co. KG/Unitymedia NRW GmbH, 5.00%, 01/15/25 (Call 01/15/20)(b)	8,823	8,879,982
Univision Communications Inc.
5.13%, 05/15/23 (Call 12/03/18)(a)(b)	22,477	21,173,334
5.13%, 02/15/25 (Call 02/15/20)(a)(b)	23,775	21,873,000
UPC Holding BV, 5.50%, 01/15/28 (Call 10/15/22)(a)(b)	8,646	8,013,761
UPCB Finance IV Ltd., 5.38%, 01/15/25 (Call 01/15/20)(a)(b)	18,955	18,428,051
Viacom Inc.
5.88%, 02/28/57 (Call 02/28/22)(d)(e)	10,165	9,767,641
6.25%, 02/28/57 (Call 02/28/27)(a)(d)(e)	10,295	9,883,200
Videotron Ltd.
5.00%, 07/15/22	12,361	12,376,451
5.13%, 04/15/27 (Call 04/15/22)(a)(b)	10,307	9,726,157
5.38%, 06/15/24 (Call 03/15/24)(a)(b)	9,496	9,484,130

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Virgin Media Finance PLC
5.75%, 01/15/25 (Call 01/15/20)(a)(b)	$5,259	$5,060,692
6.00%, 10/15/24 (Call 10/15/19)(a)(b)	7,984	7,785,307
Virgin Media Secured Finance PLC
5.25%, 01/15/21(a)	6,892	6,978,150
5.25%, 01/15/26 (Call 01/15/20)(a)(b)	16,202	15,138,744
5.50%, 01/15/25 (Call 01/15/19)(a)(b)	5,897	5,734,833
5.50%, 08/15/26 (Call 08/15/21)(a)(b)	12,804	12,095,939
Ziggo Bond Finance BV
5.88%, 01/15/25 (Call 01/15/20)(a)(b)	7,295	6,713,497
6.00%, 01/15/27 (Call 01/15/22)(a)(b)	10,283	9,139,016
Ziggo BV, 5.50%, 01/15/27 (Call 01/15/22)(a)(b)	32,932	30,164,796

		1,641,102,200

Metal Fabricate & Hardware — 0.3%
Novelis Corp.
5.88%, 09/30/26 (Call 09/30/21)(a)(b)	25,799	24,218,811
6.25%, 08/15/24 (Call 08/15/19)(a)(b)	19,720	19,432,418

		43,651,229

Mining — 1.5%
Alcoa Nederland Holding BV
6.13%, 05/15/28 (Call 05/15/23)(b)	7,524	7,490,411
6.75%, 09/30/24 (Call 09/30/19)(a)(b)	12,643	13,192,971
7.00%, 09/30/26 (Call 09/30/21)(a)(b)	8,121	8,539,739
Aleris International Inc., 10.75%, 07/15/23 (Call 07/15/20)(a)(b)	7,353	7,698,926
Constellium NV
5.75%, 05/15/24 (Call 05/15/19)(b)	7,372	7,012,615
5.88%, 02/15/26 (Call 11/15/20)(a)(b)	7,559	7,072,389
6.63%, 03/01/25 (Call 03/01/20)(a)(b)	10,128	9,929,660
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (Call 02/15/22)(a)(b)	13,903	13,434,860
5.13%, 03/15/23 (Call 12/15/22)(a)(b)	8,650	8,325,625
5.13%, 05/15/24 (Call 02/15/24)(a)(b)	12,353	11,691,126
Freeport-McMoRan Inc.
3.10%, 03/15/20(a)	15,676	15,412,447
3.55%, 03/01/22 (Call 12/01/21)(a)	31,581	29,905,628
3.88%, 03/15/23 (Call 12/15/22)	32,117	29,782,094
4.00%, 11/14/21	8,851	8,613,129
4.55%, 11/14/24 (Call 08/14/24)(a)	14,814	13,721,468
6.88%, 02/15/23 (Call 02/15/20)(a)	10,917	11,432,828
Teck Resources Ltd., 8.50%, 06/01/24 (Call 06/01/19)(b)	9,924	10,746,865

		214,002,781

Office & Business Equipment — 0.4%
CDW LLC/CDW Finance Corp.
5.00%, 09/01/23 (Call 12/03/18)(a)	9,366	9,292,562
5.00%, 09/01/25 (Call 03/01/20)(a)	10,461	10,121,017
5.50%, 12/01/24 (Call 06/01/24)(a)	9,914	9,926,393
Pitney Bowes Inc.
3.88%, 10/01/21 (Call 09/01/21)(a)	11,222	10,674,927
4.38%, 05/15/22 (Call 04/15/22)	9,352	8,506,423
4.63%, 03/15/24 (Call 12/15/23)(a)	2,785	2,443,838
4.70%, 04/01/23 (Call 03/01/23)	7,761	6,905,026

		57,870,186

Oil & Gas — 9.9%
Antero Resources Corp.
5.00%, 03/01/25 (Call 03/01/20)	10,593	10,288,451
5.13%, 12/01/22 (Call 12/03/18)(a)	18,242	18,089,984

Security	Par (000)	Value

Oil & Gas (continued)
5.38%, 11/01/21 (Call 12/03/18)(a)	$17,938	$17,982,845
5.63%, 06/01/23 (Call 12/03/18)(a)	12,858	12,839,249
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
7.00%, 11/01/26 (Call 11/01/21)(b)	1,000	970,000
10.00%, 04/01/22 (Call 04/01/20)(a)(b)	17,121	18,836,392
California Resources Corp., 8.00%, 12/15/22 (Call 12/15/18)(a)(b)	36,270	32,280,300
Callon Petroleum Co.
6.13%, 10/01/24 (Call 10/01/19)(a)	10,933	10,659,675
6.38%, 07/01/26 (Call 07/01/21)	5,986	5,941,105
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50%, 04/15/21 (Call 12/03/18)(a)	17,242	16,595,425
Carrizo Oil & Gas Inc.
6.25%, 04/15/23 (Call 12/03/18)(a)	10,713	10,525,523
7.50%, 09/15/20 (Call 11/19/18)(a)	924	925,571
Chesapeake Energy Corp.
4.88%, 04/15/22 (Call 12/03/18)(a)	9,566	9,096,668
6.13%, 02/15/21	10,812	10,899,003
6.63%, 08/15/20(a)	6,160	6,341,720
7.00%, 10/01/24 (Call 04/01/21)(a)	13,934	13,603,068
7.50%, 10/01/26 (Call 10/01/21)	6,890	6,752,200
8.00%, 12/15/22 (Call 11/28/18)(a)(b)	22,870	23,882,569
8.00%, 01/15/25 (Call 01/15/20)(a)	20,706	20,964,825
8.00%, 06/15/27 (Call 06/15/22)(a)	21,673	21,564,635
Citgo Holding Inc., 10.75%, 02/15/20(b)	30,299	31,662,455
CNX Resources Corp., 5.88%, 04/15/22 (Call 12/03/18)(a)	24,045	23,710,774
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)(a)	16,643	16,072,621
4.38%, 01/15/28 (Call 10/15/27)(a)	17,893	17,267,908
4.50%, 04/15/23 (Call 01/15/23)(a)	24,611	24,651,389
5.00%, 09/15/22 (Call 12/03/18)	26,252	26,508,482
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 10/15/20)(a)(b)	20,881	19,863,051
Denbury Resources Inc.
7.50%, 02/15/24 (Call 08/15/20)(a)(b)	7,251	7,079,438
9.00%, 05/15/21 (Call 12/15/18)(a)(b)	10,392	10,846,650
9.25%, 03/31/22 (Call 03/31/19)(a)(b)	7,826	8,142,301
Diamond Offshore Drilling Inc., 7.88%, 08/15/25 (Call 05/15/25)(a)	9,034	8,898,490
Diamondback Energy Inc.
4.75%, 11/01/24 (Call 11/01/19)(a)	11,034	10,730,565
5.38%, 05/31/25 (Call 05/31/20)	16,873	16,788,635
Endeavor Energy Resources LP/EER Finance Inc.
5.50%, 01/30/26 (Call 01/30/21)(a)(b)	7,195	7,392,863
5.75%, 01/30/28 (Call 01/30/23)(a)(b)	9,422	9,709,077
Ensco PLC
4.50%, 10/01/24 (Call 07/01/24)(a)	8,932	7,234,920
5.20%, 03/15/25 (Call 12/15/24)(a)	10,634	8,734,381
7.75%, 02/01/26 (Call 11/01/25)(a)	18,547	17,295,077
EP Energy LLC/Everest Acquisition Finance Inc.
6.38%, 06/15/23 (Call 12/03/18)	200	118,438
7.75%, 05/15/26 (Call 05/15/21)(a)(b)	17,087	17,087,000
8.00%, 11/29/24 (Call 11/30/19)(a)(b)	7,949	7,736,080
8.00%, 02/15/25 (Call 02/15/20)(a)(b)	17,036	11,499,300
9.38%, 05/01/24 (Call 05/01/20)(b)	17,947	13,639,720
Extraction Oil & Gas Inc.
5.63%, 02/01/26 (Call 02/01/21)(a)(b)	12,815	10,972,844
7.38%, 05/15/24 (Call 05/15/20)(a)(b)	6,149	5,764,688

2 0 1 8 i S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 10/15/19)(a)	$12,630	$11,840,625
6.38%, 05/15/25 (Call 05/15/20)(a)	10,435	9,842,441
6.38%, 01/15/26 (Call 01/15/21)(a)	6,019	5,606,135
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/01/24 (Call 06/01/19)(a)(b)	7,774	7,326,995
5.75%, 10/01/25 (Call 04/01/20)(b)	7,594	7,389,114
6.25%, 11/01/28 (Call 11/01/23)(b)	7,397	7,119,686
Jones Energy Holdings LLC/Jones Energy Finance Corp.
6.75%, 04/01/22 (Call 12/03/18)	5,405	2,691,521
9.25%, 03/15/23 (Call 03/15/20)(b)	9,491	9,491,000
Matador Resources Co., 5.88%, 09/15/26 (Call 09/15/21)(a)(b)	100	98,220
MEG Energy Corp.
6.38%, 01/30/23 (Call 12/03/18)(b)	13,542	13,083,900
6.50%, 01/15/25 (Call 01/15/20)(b)	12,334	12,765,690
7.00%, 03/31/24 (Call 12/03/18)(a)(b)	17,233	16,931,422
Murphy Oil Corp.
4.00%, 06/01/22 (Call 03/01/22)	8,586	8,268,676
4.45%, 12/01/22 (Call 09/01/22)	9,614	9,373,650
5.75%, 08/15/25 (Call 08/15/20)(a)	10,076	10,023,101
6.88%, 08/15/24 (Call 08/15/19)(a)	8,552	8,901,206
Nabors Industries Inc.
4.63%, 09/15/21(a)	12,584	12,075,396
5.00%, 09/15/20(a)	11,939	11,886,933
5.50%, 01/15/23 (Call 11/15/22)(a)	10,614	9,977,160
5.75%, 02/01/25 (Call 11/01/24)(a)	11,898	10,931,288
Newfield Exploration Co.
5.38%, 01/01/26 (Call 10/01/25)(a)	11,959	12,071,175
5.63%, 07/01/24(a)	15,139	15,574,246
5.75%, 01/30/22(a)	13,057	13,411,987
Noble Holding International Ltd.
7.75%, 01/15/24 (Call 10/15/23)(a)	15,983	14,884,169
7.88%, 02/01/26 (Call 02/01/21)(b)	11,313	11,171,588
7.95%, 04/01/25 (Call 01/01/25)(a)	6,435	5,823,675
Oasis Petroleum Inc.
6.25%, 05/01/26 (Call 05/01/21)(a)(b)	5,620	5,485,521
6.88%, 03/15/22 (Call 12/03/18)	14,537	14,627,856
Pacific Drilling First Lien Escrow Issuer Ltd., 8.38%, 10/01/23 (Call 10/01/20)(b)	11,665	11,796,231
Parsley Energy LLC/Parsley Finance Corp.
5.25%, 08/15/25 (Call 08/15/20)(b)	7,518	7,255,724
5.38%, 01/15/25 (Call 01/15/20)(a)(b)	9,322	9,105,543
5.63%, 10/15/27 (Call 10/15/22)(a)(b)	11,652	11,429,553
6.25%, 06/01/24 (Call 06/01/19)(a)(b)	5,930	6,093,075
PBF Holding Co. LLC/PBF Finance Corp.
7.00%, 11/15/23 (Call 12/03/18)(a)	7,221	7,465,792
7.25%, 06/15/25 (Call 06/15/20)(a)	11,090	11,415,423
PDC Energy Inc.
5.75%, 05/15/26 (Call 05/15/21)	9,642	8,846,535
6.13%, 09/15/24 (Call 09/15/19)(a)	5,696	5,439,680
Precision Drilling Corp., 7.13%, 01/15/26 (Call 11/15/20)(b)	5,736	5,678,056
Puma International Financing SA
5.00%, 01/24/26 (Call 01/24/21)(b)	10,852	8,888,331
5.13%, 10/06/24 (Call 10/06/20)(b)	9,844	8,275,113

Security	Par (000)	Value

Oil & Gas (continued)
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)	$11,118	$10,623,646
5.38%, 10/01/22 (Call 07/01/22)(a)	7,283	7,131,870
5.63%, 03/01/26 (Call 12/01/25)(a)	8,011	7,540,354
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)(a)	13,441	12,430,481
5.00%, 08/15/22 (Call 05/15/22)(a)	8,348	8,164,307
5.00%, 03/15/23 (Call 12/15/22)(a)	12,638	12,227,265
5.75%, 06/01/21 (Call 03/01/21)(a)	7,551	7,629,942
Rowan Companies Inc.
4.88%, 06/01/22 (Call 03/01/22)(a)	10,015	9,589,363
7.38%, 06/15/25 (Call 03/15/25)(a)	8,959	8,488,653
Sable Permian Resources Land LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 12/03/18)(a)(b)	10,025	6,065,125
7.38%, 11/01/21 (Call 12/03/18)(a)(b)	7,485	4,421,577
13.00%, 11/30/20 (Call 12/03/18)(a)(b)	5,668	6,029,335
Sanchez Energy Corp.
6.13%, 01/15/23 (Call 12/03/18)(a)	19,454	7,149,345
7.25%, 02/15/23 (Call 02/15/20)(a)(b)	9,023	8,256,045
7.75%, 06/15/21 (Call 12/03/18)(a)	8,360	4,216,575
Seven Generations Energy Ltd.
5.38%, 09/30/25 (Call 09/30/20)(a)(b)	11,720	10,928,900
6.75%, 05/01/23 (Call 12/03/18)(a)(b)	5,490	5,645,093
6.88%, 06/30/23 (Call 12/03/18)(a)(b)	5,960	6,099,754
SM Energy Co.
5.00%, 01/15/24 (Call 12/03/18)(a)	6,707	6,359,133
5.63%, 06/01/25 (Call 06/01/20)(a)	7,399	7,092,368
6.13%, 11/15/22 (Call 12/03/18)(a)	6,878	6,963,975
6.63%, 01/15/27 (Call 01/15/22)(a)	9,131	9,173,916
6.75%, 09/15/26 (Call 09/15/21)(a)	8,578	8,572,639
Southwestern Energy Co.
4.10%, 03/15/22 (Call 12/15/21)(a)	19,729	19,366,233
6.20%, 01/23/25 (Call 10/23/24)(a)	15,079	14,588,932
7.50%, 04/01/26 (Call 04/01/21)(a)	11,014	11,206,745
7.75%, 10/01/27 (Call 10/01/22)(a)	8,708	8,846,240
Sunoco LP/Sunoco Finance Corp.
4.88%, 01/15/23 (Call 01/15/20)(a)(b)	18,209	17,542,716
5.50%, 02/15/26 (Call 02/15/21)(a)(b)	14,296	13,603,537
5.88%, 03/15/28 (Call 03/15/23)(b)	5,445	5,065,363
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 07/15/21)(a)(b)	11,676	11,522,089
Transocean Inc.
5.80%, 10/15/22 (Call 07/15/22)(a)	6,312	6,103,704
7.25%, 11/01/25 (Call 11/01/21)(b)	7,660	7,449,350
7.50%, 01/15/26 (Call 01/15/21)(a)(b)	11,426	11,162,964
9.00%, 07/15/23 (Call 07/15/20)(b)	20,623	21,654,150
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 08/01/21)(b)	9,367	9,308,456
Ultra Resources Inc.
6.88%, 04/15/22 (Call 04/15/19)(a)(b)	10,842	6,234,150
7.13%, 04/15/25 (Call 04/15/20)(a)(b)	9,018	3,967,920
Whiting Petroleum Corp.
5.75%, 03/15/21 (Call 12/15/20)(a)	14,468	14,594,595
6.25%, 04/01/23 (Call 01/01/23)(a)	6,011	6,046,257
6.63%, 01/15/26 (Call 10/15/25)(a)	16,739	16,765,225
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)	10,002	9,826,003
5.75%, 06/01/26 (Call 06/01/21)	8,368	8,326,160

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
6.00%, 01/15/22 (Call 10/15/21)	$7,857	$8,024,854
8.25%, 08/01/23 (Call 06/01/23)	8,496	9,514,071

		1,410,329,162

Oil & Gas Services — 0.8%
KCA Deutag UK Finance PLC
9.63%, 04/01/23 (Call 04/01/20)(a)(b)	6,922	6,504,776
9.88%, 04/01/22 (Call 04/01/20)(a)(b)	8,193	7,906,245
McDermott Technology Americas Inc./McDermott Technology U.S. Inc., 10.63%, 05/01/24 (Call 05/01/21)(b)	22,001	19,965,907
SESI LLC
7.13%, 12/15/21 (Call 12/03/18)	13,490	13,369,602
7.75%, 09/15/24 (Call 09/15/20)(a)	7,509	7,386,979
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24 (Call 10/15/20)(a)(b)	8,210	8,496,936
Transocean Proteus Ltd., 6.25%, 12/01/24 (Call 12/01/20)(a)(b)	6,367	6,335,513
Weatherford International LLC, 9.88%, 03/01/25 (Call 12/01/24)(a)(b)	9,023	7,060,498
Weatherford International Ltd.
4.50%, 04/15/22 (Call 01/15/22)(a)	10,324	7,667,720
7.75%, 06/15/21 (Call 05/15/21)(a)	12,458	10,355,713
8.25%, 06/15/23 (Call 03/15/23)(a)	12,162	9,303,930
9.88%, 02/15/24 (Call 11/15/23)(a)	14,753	11,507,340

		115,861,159

Packaging & Containers — 3.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.25%, 09/15/22 (Call 03/15/19)(a)(b)	11,236	10,867,085
4.63%, 05/15/23 (Call 05/15/19)(a)(b)	16,143	15,739,425
6.00%, 02/15/25 (Call 02/15/20)(a)(b)	28,630	26,840,625
7.25%, 05/15/24 (Call 05/15/19)(a)(b)	27,132	27,280,377
Ball Corp.
4.00%, 11/15/23(a)	16,365	15,881,465
4.38%, 12/15/20(a)	17,608	17,630,010
4.88%, 03/15/26 (Call 12/15/25)(a)	13,090	12,910,013
5.00%, 03/15/22(a)	13,190	13,387,850
5.25%, 07/01/25(a)	16,607	16,724,005
Berry Global Inc.
4.50%, 02/15/26 (Call 02/15/21)(a)(b)	8,544	7,970,617
5.13%, 07/15/23 (Call 12/03/18)(a)	11,358	11,288,105
5.50%, 05/15/22 (Call 12/03/18)(a)	9,640	9,652,050
6.00%, 10/15/22 (Call 12/03/18)	7,196	7,334,800
BWAY Holding Co.
5.50%, 04/15/24 (Call 04/15/20)(a)(b)	24,641	23,630,719
7.25%, 04/15/25 (Call 04/15/20)(a)(b)	23,910	22,714,500
Crown Americas LLC/Crown Americas Capital Corp. IV,
4.50%, 01/15/23(a)	16,895	16,542,155
Crown Americas LLC/Crown Americas Capital Corp. V,
4.25%, 09/30/26 (Call 03/31/26)(a)	6,162	5,586,413
Crown Americas LLC/Crown Americas Capital Corp. VI,
4.75%, 02/01/26 (Call 02/01/21)(a)(b)	14,131	13,336,131
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (Call 01/15/20)(a)(b)	9,706	9,060,281
7.88%, 07/15/26 (Call 07/15/21)(b)	8,324	8,035,157
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22(a)(b)	7,855	7,775,468
5.88%, 08/15/23(b)	10,472	10,432,730

Security	Par (000)	Value

Packaging & Containers (continued)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
5.13%, 07/15/23 (Call 07/15/19)(a)(b)	$27,561	$26,975,329
5.75%, 10/15/20 (Call 12/03/18)(a)	52,582	52,581,847
6.88%, 02/15/21 (Call 12/03/18)	437	440,261
7.00%, 07/15/24 (Call 07/15/19)(a)(b)	13,696	13,701,707
Sealed Air Corp.
4.88%, 12/01/22 (Call 09/01/22)(a)(b)	6,397	6,322,635
5.13%, 12/01/24 (Call 09/01/24)(a)(b)	6,415	6,254,053
5.25%, 04/01/23 (Call 01/01/23)(a)(b)	6,618	6,560,093
5.50%, 09/15/25 (Call 06/15/25)(a)(b)	6,703	6,619,145
6.50%, 12/01/20 (Call 09/01/20)(a)(b)	5,475	5,663,203

		435,738,254

Pharmaceuticals — 3.2%
Bausch Health Companies Inc.
5.50%, 03/01/23 (Call 12/03/18)(b)	15,660	14,786,116
5.50%, 11/01/25 (Call 11/01/20)(b)	27,690	27,185,233
5.63%, 12/01/21 (Call 12/03/18)(b)	13,966	13,732,891
5.88%, 05/15/23 (Call 12/03/18)(a)(b)	54,217	51,935,370
6.13%, 04/15/25 (Call 04/15/20)(a)(b)	54,323	50,090,331
6.50%, 03/15/22 (Call 03/15/19)(b)	20,907	21,664,879
7.00%, 03/15/24 (Call 03/15/20)(a)(b)	34,247	35,761,348
7.50%, 07/15/21 (Call 12/03/18)(a)(b)	29,744	30,190,160
9.00%, 12/15/25 (Call 12/15/21)(b)	25,723	26,825,413
Bausch Health Companies Inc./U.S.
8.50%, 01/31/27 (Call 07/31/22)(a)(b)	11,774	12,038,915
9.25%, 04/01/26 (Call 04/01/22)(a)(b)	24,602	25,852,601
Elanco Animal Health Inc.
3.91%, 08/27/21(a)(b)	6,073	6,065,487
4.27%, 08/28/23 (Call 07/28/23)(a)(b)	12,340	12,277,057
4.90%, 08/28/28 (Call 05/28/28)(a)(b)	13,933	13,961,237
Endo Dac/Endo Finance LLC/Endo Finco Inc.
6.00%, 07/15/23 (Call 12/03/18)(a)(b)	26,503	22,774,741
6.00%, 02/01/25 (Call 02/01/20)(a)(b)	20,297	16,998,737
Endo Finance LLC, 5.75%, 01/15/22 (Call 12/03/18)(a)(b)	11,785	10,694,887
Endo Finance LLC/Endo Finco Inc., 5.38%, 01/15/23 (Call 12/03/18)(a)(b)	12,698	10,840,917
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/23	17,100	15,112,125
3.15%, 10/01/26	16,532	13,473,580
6.00%, 04/15/24 (Call 01/15/24)	5,000	4,968,750
6.75%, 03/01/28 (Call 12/01/27)	10,050	10,269,844

		447,500,619

Pipelines — 3.4%
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
6.13%, 11/15/22 (Call 12/03/18)(a)(b)	17,272	17,596,465
Buckeye Partners LP, 6.38%, 01/22/78 (Call 01/22/23)(a)(d)(e)	5,858	5,338,103
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27 (Call 01/01/27)(a)	25,426	24,917,734
5.88%, 03/31/25 (Call 10/02/24)(a)	25,081	25,805,214
7.00%, 06/30/24 (Call 01/01/24)(a)	20,870	22,570,383
Cheniere Energy Partners LP
5.25%, 10/01/25 (Call 10/01/20)(a)	24,211	23,779,802
5.63%, 10/01/26 (Call 10/01/21)(b)	19,600	19,269,250

2 0 1 8 i S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.75%, 04/01/25 (Call 04/01/20)(a)	$7,100	$7,072,635
6.25%, 04/01/23 (Call 11/16/18)(a)	11,335	11,492,881
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)	7,903	7,598,405
4.75%, 09/30/21 (Call 06/30/21)(a)(b)	7,079	7,088,871
5.35%, 03/15/20(a)(b)	8,961	9,061,811
5.38%, 07/15/25 (Call 04/15/25)(a)	7,789	7,898,435
5.85%, 05/21/43 (Call 05/21/23)(b)(d)(e)	8,913	7,960,289
Energy Transfer LP
4.25%, 03/15/23 (Call 12/15/22)(a)	16,680	16,525,960
5.50%, 06/01/27 (Call 03/01/27)	17,245	17,546,787
5.88%, 01/15/24 (Call 10/15/23)(a)	18,950	19,897,500
7.50%, 10/15/20	19,255	20,410,300
EnLink Midstream Partners LP, 4.40%, 04/01/24 (Call 01/01/24)	8,000	7,710,000
Genesis Energy LP/Genesis Energy Finance Corp.
6.00%, 05/15/23 (Call 12/03/18)	5,221	4,932,213
6.25%, 05/15/26 (Call 02/15/21)	6,461	5,843,167
6.50%, 10/01/25 (Call 10/01/20)(a)	10,645	9,846,625
6.75%, 08/01/22 (Call 12/03/18)	12,205	12,236,558
NGPL PipeCo LLC
4.38%, 08/15/22 (Call 05/15/22)(a)(b)	11,151	11,011,613
4.88%, 08/15/27 (Call 02/15/27)(b)	10,931	10,533,385
NuStar Logistics LP
4.80%, 09/01/20	6,374	6,358,065
5.63%, 04/28/27 (Call 01/28/27)(a)	8,316	7,952,175
Rockies Express Pipeline LLC, 5.63%, 04/15/20(a)(b)	6,860	7,008,862
SemGroup Corp./Rose Rock Finance Corp., 5.63%, 07/15/22 (Call 11/16/18)(a)	7,983	7,684,635
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 09/15/24 (Call 09/15/19)(a)(b)	13,340	13,394,194
5.50%, 01/15/28 (Call 01/15/23)(a)(b)	14,490	14,272,650
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.13%, 11/15/19 (Call 12/03/18)	10,448	10,441,731
4.25%, 11/15/23 (Call 12/03/18)	9,385	9,012,416
5.00%, 01/15/28 (Call 01/15/23)(a)	13,029	12,325,072
5.13%, 02/01/25 (Call 02/01/20)(a)	9,095	8,867,625
5.25%, 05/01/23 (Call 12/03/18)	8,097	8,063,876
5.38%, 02/01/27 (Call 02/01/22)(a)	8,494	8,260,925
5.88%, 04/15/26 (Call 04/15/21)(a)(b)	16,794	16,870,099
6.75%, 03/15/24 (Call 09/15/19)	9,830	10,296,925
Williams Companies Inc. (The)
3.70%, 01/15/23 (Call 10/15/22)	433	424,934
4.55%, 06/24/24 (Call 03/24/24)(a)	720	725,106

		475,903,676

Real Estate — 0.4%
Howard Hughes Corp. (The), 5.38%, 03/15/25 (Call 03/15/20)(a)(b)	18,249	17,519,040
Kennedy-Wilson Inc., 5.88%, 04/01/24 (Call 04/01/19)(a)	20,606	19,747,416
Realogy Group LLC/Realogy Co-Issuer Corp.
4.88%, 06/01/23 (Call 03/01/23)(a)(b)	7,676	6,969,808
5.25%, 12/01/21 (Call 12/03/18)(a)(b)	9,102	8,942,715

		53,178,979

Security	Par (000)	Value

Real Estate Investment Trusts — 2.7%
CBL & Associates LP
5.25%, 12/01/23 (Call 09/01/23)(a)	$6,228	$5,223,345
5.95%, 12/15/26 (Call 09/15/26)(a)	11,606	9,641,685
CyrusOne LP/CyrusOne Finance Corp.
5.00%, 03/15/24 (Call 03/15/20)(a)	13,332	13,270,101
5.38%, 03/15/27 (Call 03/15/22)(a)	9,070	9,024,650
Equinix Inc.
5.38%, 01/01/22 (Call 12/03/18)(a)	11,942	12,157,944
5.38%, 04/01/23 (Call 12/03/18)(a)	16,636	16,906,335
5.38%, 05/15/27 (Call 05/15/22)(a)	21,807	21,573,914
5.75%, 01/01/25 (Call 01/01/20)(a)	7,689	7,821,635
5.88%, 01/15/26 (Call 01/15/21)(a)	17,924	18,151,038
ESH Hospitality Inc., 5.25%, 05/01/25 (Call 05/01/20)(a)(b)	22,766	21,570,785
GLP Capital LP/GLP Financing II Inc.
4.88%, 11/01/20 (Call 08/01/20)	100	101,125
5.25%, 06/01/25 (Call 03/01/25)	422	424,114
5.75%, 06/01/28 (Call 03/03/28)	418	422,441
Iron Mountain Inc.
4.38%, 06/01/21 (Call 11/13/18)(a)(b)	8,236	8,177,662
4.88%, 09/15/27 (Call 09/15/22)(b)	15,064	13,419,513
5.25%, 03/15/28 (Call 12/27/22)(a)(b)	14,061	12,626,778
5.75%, 08/15/24 (Call 11/13/18)(a)	19,054	18,696,737
6.00%, 08/15/23 (Call 11/13/18)(a)	11,798	12,078,202
iStar Inc.
4.63%, 09/15/20 (Call 06/15/20)(a)	6,733	6,671,772
5.25%, 09/15/22 (Call 09/15/19)(a)	5,068	4,892,996
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)(a)	7,843	7,137,130
5.63%, 05/01/24 (Call 02/01/24)(a)	18,082	18,149,807
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27 (Call 10/15/22)	23,222	21,821,713
5.25%, 08/01/26 (Call 08/01/21)	9,322	8,961,425
6.38%, 03/01/24 (Call 03/01/19)(a)	10,062	10,459,907
SBA Communications Corp.
4.00%, 10/01/22 (Call 10/01/19)	13,175	12,664,469
4.88%, 07/15/22 (Call 12/03/18)(a)	11,344	11,273,100
4.88%, 09/01/24 (Call 09/01/19)(a)	18,856	18,072,952
Starwood Property Trust Inc.
3.63%, 02/01/21 (Call 11/01/20)(a)(b)	7,183	6,972,897
4.75%, 03/15/25 (Call 09/15/24)(a)	8,495	8,110,576
5.00%, 12/15/21 (Call 09/15/21)(a)	10,281	10,229,578
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 12/03/18)(a)(b)	8,033	7,711,680
7.13%, 12/15/24 (Call 12/15/19)(a)(b)	9,767	8,657,748
8.25%, 10/15/23 (Call 04/15/19)(a)	19,789	18,651,132

		381,726,886

Retail — 3.1%
1011778 BC ULC/New Red Finance Inc.
4.25%, 05/15/24 (Call 05/15/20)(a)(b)	25,167	23,656,980
4.63%, 01/15/22 (Call 12/03/18)(a)(b)	21,559	21,346,105
5.00%, 10/15/25 (Call 10/15/20)(a)(b)	47,064	44,004,840
Beacon Roofing Supply Inc., 4.88%, 11/01/25 (Call 11/01/20)(a)(b)	22,457	20,155,158
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 12/03/18)(a)	8,760	7,824,557
6.75%, 01/15/22 (Call 12/03/18)(a)	8,735	7,579,796
6.75%, 06/15/23 (Call 06/15/19)(a)	8,513	7,385,028

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Golden Nugget Inc.
6.75%, 10/15/24 (Call 10/15/19)(a)(b)	$23,703	$23,643,742
8.75%, 10/01/25 (Call 10/01/20)(b)	10,312	10,595,580
JC Penney Corp. Inc.
5.88%, 07/01/23 (Call 07/01/19)(a)(b)	9,084	7,806,999
8.63%, 03/15/25 (Call 03/15/21)(a)(b)	5,631	3,624,956
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.75%, 06/01/27 (Call 06/01/22)(a)(b)	11,380	10,641,316
5.00%, 06/01/24 (Call 06/01/19)(a)(b)	19,366	19,099,718
5.25%, 06/01/26 (Call 06/01/21)(a)(b)	18,187	17,829,460
L Brands Inc.
5.25%, 02/01/28(a)	8,256	7,038,090
5.63%, 02/15/22(a)	17,452	17,665,787
5.63%, 10/15/23(a)	8,979	8,874,844
6.63%, 04/01/21	13,979	14,546,567
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (Call 12/03/18)(b)	15,456	9,350,880
Penske Automotive Group Inc.
5.50%, 05/15/26 (Call 05/15/21)(a)	7,737	7,328,182
5.75%, 10/01/22 (Call 12/03/18)(a)	9,120	9,239,700
PetSmart Inc.
5.88%, 06/01/25 (Call 06/01/20)(a)(b)	23,094	18,071,055
7.13%, 03/15/23 (Call 12/03/18)(a)(b)	30,344	21,013,220
8.88%, 06/01/25 (Call 06/01/20)(a)(b)	11,418	7,957,938
QVC Inc.
4.38%, 03/15/23(a)	12,687	12,457,832
4.45%, 02/15/25 (Call 11/15/24)(a)	10,029	9,535,480
4.85%, 04/01/24(a)	10,071	9,917,718
5.13%, 07/02/22(a)	7,634	7,725,898
Rite Aid Corp., 6.13%, 04/01/23 (Call 12/03/18)(a)(b)	29,670	25,238,044
Staples Inc., 8.50%, 09/15/25 (Call 09/15/20)(a)(b)	17,103	15,478,215
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 06/01/24 (Call 06/01/19)(a)	9,647	9,140,533

		435,774,218
Semiconductors — 0.6%
NXP BV/NXP Funding LLC
3.88%, 09/01/22(b)	16,156	15,590,540
4.13%, 06/15/20(a)(b)	8,588	8,554,865
4.13%, 06/01/21(a)(b)	22,895	22,694,669
4.63%, 06/15/22(a)(b)	5,882	5,837,885
4.63%, 06/01/23(a)(b)	14,489	14,362,221
Sensata Technologies UK Financing Co. PLC, 6.25%, 02/15/26 (Call 02/15/21)(a)(b)	11,859	12,066,532

		79,106,712
Software — 2.9%
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)(a)	9,714	9,131,160
5.00%, 10/15/24 (Call 07/15/24)(a)	8,114	8,010,141
5.88%, 06/15/26 (Call 06/15/21)(a)	8,038	8,098,285
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 03/01/20)(a)(b)	17,952	17,548,080
First Data Corp.
5.00%, 01/15/24 (Call 01/15/19)(a)(b)	32,790	32,462,100
5.38%, 08/15/23 (Call 11/13/18)(a)(b)	21,237	21,422,824
5.75%, 01/15/24 (Call 01/15/19)(a)(b)	37,040	37,234,327
7.00%, 12/01/23 (Call 12/01/18)(a)(b)	56,189	58,267,993

Security	Par (000)	Value

Software (continued)
Infor U.S.Inc.
5.75%, 08/15/20 (Call 11/16/18)(a)(b)	$10,275	$10,360,625
6.50%, 05/15/22 (Call 11/16/18)(a)	28,405	28,413,877
IQVIA Inc.
4.88%, 05/15/23 (Call 12/03/18)(b)	13,316	13,216,130
5.00%, 10/15/26 (Call 10/15/21)(a)(b)	18,545	17,769,715
MSCI Inc.
4.75%, 08/01/26 (Call 08/01/21)(a)(b)	9,451	9,068,717
5.25%, 11/15/24 (Call 11/15/19)(a)(b)	13,905	13,965,122
5.38%, 05/15/27 (Call 05/15/22)(a)(b)	8,097	8,016,030
5.75%, 08/15/25 (Call 08/15/20)(a)(b)	13,276	13,611,588
Nuance Communications Inc.
5.38%, 08/15/20 (Call 12/03/18)(b)	492	492,307
5.63%, 12/15/26 (Call 12/15/21)	8,400	8,153,523
Open Text Corp.
5.63%, 01/15/23 (Call 12/03/18)(a)(b)	12,767	12,809,628
5.88%, 06/01/26 (Call 06/01/21)(a)(b)	13,957	13,979,204
Rackspace Hosting Inc., 8.63%, 11/15/24 (Call 11/15/19)(a)(b)	20,418	19,127,519
Solera LLC/Solera Finance Inc., 10.50%, 03/01/24 (Call 03/01/19)(a)(b)	34,825	37,786,170
Veritas U.S. Inc./Veritas Bermuda Ltd.
7.50%, 02/01/23 (Call 02/01/19)(a)(b)	7,703	7,327,479
10.50%, 02/01/24 (Call 02/01/19)(a)(b)	14,144	12,142,079

		418,414,623
Telecommunications — 9.2%
Anixter Inc., 5.13%, 10/01/21(a)	7,815	7,863,844
C&W Senior Financing DAC
6.88%, 09/15/27 (Call 09/15/22)(a)(b)	12,094	11,519,535
7.50%, 10/15/26 (Call 10/15/21)(b)	8,209	8,229,523
CenturyLink Inc.
5.63%, 04/01/25 (Call 01/01/25)(a)	9,240	8,840,370
Series S, 6.45%, 06/15/21(a)	19,653	20,087,003
Series T, 5.80%, 03/15/22(a)	22,938	22,945,168
Series V, 5.63%, 04/01/20	15,515	15,697,379
Series W, 6.75%, 12/01/23(a)	11,216	11,434,712
Series Y, 7.50%, 04/01/24 (Call 01/01/24)(a)	16,166	16,893,470
Cincinnati Bell Inc., 7.00%, 07/15/24 (Call 09/15/19)(a)(b)	11,176	10,030,460
CommScope Inc.
5.00%, 06/15/21 (Call 11/13/18)(a)(b)	9,804	9,762,333
5.50%, 06/15/24 (Call 06/15/19)(b)	9,866	9,545,355
CommScope Technologies LLC
5.00%, 03/15/27 (Call 03/15/22)(a)(b)	12,082	10,777,748
6.00%, 06/15/25 (Call 06/15/20)(a)(b)	26,886	26,146,635
Frontier Communications Corp.
6.88%, 01/15/25 (Call 10/15/24)(a)	12,140	6,843,925
7.13%, 01/15/23	13,501	8,981,540
7.63%, 04/15/24	11,212	6,755,230
8.50%, 04/01/26 (Call 04/01/21)(b)	26,816	24,951,451
8.75%, 04/15/22	7,879	6,098,346
10.50%, 09/15/22 (Call 06/15/22)	38,249	31,890,104
11.00%, 09/15/25 (Call 06/15/25)	60,475	44,524,719
Hughes Satellite Systems Corp.
5.25%, 08/01/26(a)	14,113	13,421,757
6.63%, 08/01/26(a)	11,166	10,635,615
7.63%, 06/15/21(a)	16,358	17,402,867
Inmarsat Finance PLC
4.88%, 05/15/22 (Call 12/03/18)(a)(b)	17,660	17,247,934
6.50%, 10/01/24 (Call 10/01/19)(a)(b)	7,689	7,591,691

2 0 1 8 i S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
Intelsat Connect Finance SA, 9.50%, 02/15/23 (Call 08/15/20)(b)	$21,924	$21,047,040
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 12/03/18)(a)	34,294	30,731,234
7.50%, 04/01/21 (Call 11/01/18)(a)	17,814	18,026,284
8.00%, 02/15/24 (Call 02/15/19)(b)	23,305	24,353,725
8.50%, 10/15/24 (Call 10/15/20)(b)	43,410	42,771,873
9.50%, 09/30/22(a)(b)	8,203	9,504,437
9.75%, 07/15/25 (Call 07/15/21)(b)	24,296	25,349,839
Intelsat Luxembourg SA
7.75%, 06/01/21 (Call 12/03/18)	1,200	1,134,000
8.13%, 06/01/23 (Call 12/17/18)	15,374	12,873,324
Koninklijke KPN NV, 7.00%, 03/28/73 (Call 03/28/23)(a)(b)(d)(e)	10,986	11,448,511
Level 3 Financing Inc.
5.13%, 05/01/23 (Call 12/03/18)(a)	13,131	13,073,552
5.25%, 03/15/26 (Call 03/15/21)(a)	12,944	12,380,289
5.38%, 08/15/22 (Call 12/03/18)(a)	17,980	17,980,000
5.38%, 01/15/24 (Call 01/15/19)(a)	14,607	14,427,021
5.38%, 05/01/25 (Call 05/01/20)(a)	14,639	14,296,509
5.63%, 02/01/23 (Call 12/03/18)(a)	10,314	10,330,932
6.13%, 01/15/21 (Call 12/03/18)	11,508	11,533,893
Nokia OYJ
3.38%, 06/12/22	9,226	8,799,298
4.38%, 06/12/27	7,038	6,619,239
Qwest Corp., 6.75%, 12/01/21(a)	16,336	17,129,462
Sprint Communications Inc.
6.00%, 11/15/22	37,631	38,030,829
7.00%, 03/01/20(a)(b)	15,405	15,963,431
7.00%, 08/15/20	25,827	26,730,945
11.50%, 11/15/21	15,439	17,986,435
Sprint Corp.
7.13%, 06/15/24	41,642	42,564,370
7.25%, 09/15/21	39,803	41,643,889
7.63%, 02/15/25 (Call 11/15/24)	24,023	24,959,731
7.63%, 03/01/26 (Call 11/01/25)	26,097	27,140,880
7.88%, 09/15/23	70,107	74,839,222
Telecom Italia SpA/Milano, 5.30%, 05/30/24(a)(b)	25,702	24,230,561
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22(a)	18,076	17,730,721
T-Mobile USA Inc.
4.00%, 04/15/22 (Call 03/16/22)(a)	8,601	8,488,112
4.50%, 02/01/26 (Call 02/01/21)	16,902	15,798,088
4.75%, 02/01/28 (Call 02/01/23)(a)	24,197	22,382,225
5.13%, 04/15/25 (Call 04/15/20)	8,783	8,666,984
5.38%, 04/15/27 (Call 04/15/22)	8,627	8,415,639
6.00%, 03/01/23 (Call 11/13/18)	21,979	22,555,949
6.00%, 04/15/24 (Call 04/15/19)	17,151	17,626,426
6.38%, 03/01/25 (Call 09/01/19)(a)	29,742	30,671,437
6.50%, 01/15/24 (Call 01/15/19)(a)	17,157	17,768,934
6.50%, 01/15/26 (Call 01/15/21)(a)	33,396	35,232,780
Wind Tre SpA, 5.00%, 01/20/26 (Call 11/03/20)(b)	33,610	28,526,487
Windstream Services LLC/Windstream Finance Corp.
8.63%, 10/31/25 (Call 10/31/20)(b)	11,657	10,870,153
9.00%, 06/30/25 (Call 06/30/21)(b)	20,035	14,425,200
10.50%, 06/30/24 (Call 06/30/20)(a)(b)	7,212	5,830,451

		1,309,009,055

Security	Par/ Shares (000)	Value

Toys, Games & Hobbies — 0.2%
Mattel Inc., 6.75%, 12/31/25 (Call 12/31/20)(a)(b)	$25,579	$24,405,106

Transportation — 0.2%
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., 7.38%, 01/15/22 (Call 12/03/18)(a)(b)	11,242	8,483,025
XPO Logistics Inc.
6.13%, 09/01/23 (Call 09/01/19)(a)(b)	7,367	7,558,542
6.50%, 06/15/22 (Call 12/03/18)(b)	19,434	19,895,558

		35,937,125

Trucking & Leasing — 0.6%
Avolon Holdings Funding Ltd.
5.13%, 10/01/23 (Call 09/01/23)(a)(b)	16,771	16,456,544
5.50%, 01/15/23 (Call 12/15/22)(a)(b)	7,506	7,455,960
Park Aerospace Holdings Ltd.
4.50%, 03/15/23 (Call 02/15/23)(a)(b)	17,931	17,056,864
5.25%, 08/15/22(a)(b)	29,920	29,695,600
5.50%, 02/15/24(a)(b)	20,086	19,818,701

		90,483,669

Total Corporate Bonds & Notes — 97.9% (Cost: $14,701,911,854)		13,874,742,697

Short-Term Investments

Money Market Funds — 24.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(g)(h)(i)	3,373,259	3,373,933,168
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(g)(h)	148,167	148,166,777

		3,522,099,945

Total Short-Term Investments — 24.8% (Cost: $3,521,495,377)		3,522,099,945

Total Investments in Securities — 122.7% (Cost: $18,223,407,231)		17,396,842,642

Other Assets, Less Liabilities — (22.7)%		(3,219,720,267)

Net Assets — 100.0%		$14,177,122,375

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Perpetual security with no stated maturity date.
(d)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(e)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ High Yield Corporate Bond ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to a recently published shareholder report. Shareholder reports are available on the Fund’s website at www.iShares.com and on the U.S. Securities and Exchange Commission website at www.sec.gov.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$13,874,742,697	$—	$13,874,742,697
Money Market Funds	3,522,099,945	—	—	3,522,099,945

	$3,522,099,945	$13,874,742,697	$—	$17,396,842,642

2 0 1 8 i S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.2%
Omnicom Group Inc./Omnicom Capital Inc.
3.60%, 04/15/26 (Call 01/15/26)(a)	$22,166	$20,827,400
3.63%, 05/01/22	11,137	10,992,986
3.65%, 11/01/24 (Call 08/01/24)	10,209	9,829,824
WPP Finance 2010
3.75%, 09/19/24	6,959	6,621,264
4.75%, 11/21/21(a)	8,506	8,649,445

		56,920,919

Aerospace & Defense — 1.9%
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)(a)	7,610	7,289,694
3.38%, 05/15/23 (Call 04/15/23)	12,691	12,639,864
3.50%, 05/15/25 (Call 03/15/25)(a)	13,769	13,620,920
3.75%, 05/15/28 (Call 02/15/28)(a)	14,429	14,263,181
L3 Technologies Inc.
3.85%, 06/15/23 (Call 05/15/23)(a)	3,088	3,077,593
4.40%, 06/15/28 (Call 03/15/28)(a)	4,295	4,284,599
Lockheed Martin Corp.
2.90%, 03/01/25 (Call 12/01/24)(a)	12,960	12,259,813
3.35%, 09/15/21(a)	8,355	8,405,582
3.55%, 01/15/26 (Call 10/15/25)(a)	20,650	20,142,045
3.80%, 03/01/45 (Call 09/01/44)(a)	8,873	7,891,434
4.07%, 12/15/42(a)	9,347	8,713,660
4.09%, 09/15/52 (Call 03/15/52)	17,089	15,445,653
4.70%, 05/15/46 (Call 11/15/45)(a)	14,226	14,469,845
Northrop Grumman Corp.
2.55%, 10/15/22 (Call 09/15/22)(a)	9,629	9,261,812
2.93%, 01/15/25 (Call 11/15/24)(a)	19,181	18,066,440
3.20%, 02/01/27 (Call 11/01/26)	5,286	4,906,152
3.25%, 08/01/23(a)	14,374	14,038,987
3.25%, 01/15/28 (Call 10/15/27)	22,068	20,410,665
4.03%, 10/15/47 (Call 04/15/47)(a)	27,162	24,289,792
4.75%, 06/01/43	9,662	9,615,100
Raytheon Co., 2.50%, 12/15/22 (Call 09/15/22)	11,222	10,820,028
Rockwell Collins Inc.
2.80%, 03/15/22 (Call 02/15/22)	13,048	12,666,698
3.20%, 03/15/24 (Call 01/15/24)	10,473	10,035,318
3.50%, 03/15/27 (Call 12/15/26)	17,215	16,177,307
4.35%, 04/15/47 (Call 10/15/46)(a)	13,046	11,964,420
United Technologies Corp.
1.95%, 11/01/21 (Call 10/01/21)	6,089	5,810,048
2.65%, 11/01/26 (Call 08/01/26)	20,338	18,188,965
2.80%, 05/04/24 (Call 03/04/24)	15,214	14,276,284
3.10%, 06/01/22(a)	33,869	33,181,297
3.13%, 05/04/27 (Call 02/04/27)	4,145	3,813,686
3.65%, 08/16/23 (Call 07/16/23)(a)	27,185	26,927,468
3.75%, 11/01/46 (Call 05/01/46)	15,202	12,740,099
3.95%, 08/16/25 (Call 06/16/25)(a)	19,300	19,086,808
4.13%, 11/16/28 (Call 08/16/28)(a)	33,669	33,112,765
4.15%, 05/15/45 (Call 11/16/44)	10,829	9,675,014
4.45%, 11/16/38 (Call 05/16/38)	12,495	12,033,543
4.50%, 06/01/42	41,688	39,466,196
4.63%, 11/16/48 (Call 05/16/48)(a)	27,765	26,676,534
5.70%, 04/15/40	11,642	12,733,486
6.13%, 07/15/38(a)	12,413	14,195,326

		586,674,121

Security	Par (000)	Value

Agriculture — 1.4%
Altria Group Inc.
2.63%, 09/16/26 (Call 06/16/26)(a)	$235	$211,134
2.85%, 08/09/22(a)	24,264	23,556,598
3.88%, 09/16/46 (Call 03/16/46)(a)	15,190	12,527,801
4.00%, 01/31/24	17,202	17,287,053
4.25%, 08/09/42	8,442	7,428,940
4.75%, 05/05/21	1,100	1,131,589
5.38%, 01/31/44(a)	28,625	29,127,025
Archer-Daniels-Midland Co., 2.50%, 08/11/26 (Call 05/11/26)	9,728	8,785,039
BAT Capital Corp.
2.76%, 08/15/22 (Call 07/15/22)(b)	23,871	22,832,518
3.22%, 08/15/24 (Call 06/15/24)(a)(b)	31,612	29,828,659
3.56%, 08/15/27 (Call 05/15/27)(a)(b)	40,462	37,052,352
4.39%, 08/15/37 (Call 02/15/37)(b)	30,332	26,941,395
4.54%, 08/15/47 (Call 02/15/47)(b)	29,654	25,782,872
Philip Morris International Inc.
2.38%, 08/17/22 (Call 07/17/22)(a)	6,836	6,536,957
2.50%, 08/22/22(a)	17,165	16,479,044
2.50%, 11/02/22 (Call 10/02/22)(a)	4,253	4,076,474
2.75%, 02/25/26 (Call 11/25/25)(a)	16,154	14,879,255
2.90%, 11/15/21(a)	9,278	9,105,835
3.25%, 11/10/24(a)	3,854	3,734,066
3.38%, 08/11/25 (Call 05/11/25)(a)	9,744	9,390,981
3.88%, 08/21/42(a)	3,662	3,111,928
4.13%, 03/04/43	15,238	13,462,200
4.25%, 11/10/44	10,518	9,475,659
4.38%, 11/15/41(a)	6,710	6,132,892
4.88%, 11/15/43(a)	11,476	11,208,327
6.38%, 05/16/38	16,149	18,688,889
Reynolds American Inc.
4.00%, 06/12/22(a)	11,028	11,042,265
4.45%, 06/12/25 (Call 03/12/25)	27,174	27,014,037
5.70%, 08/15/35 (Call 02/15/35)(a)	4,890	5,006,432
5.85%, 08/15/45 (Call 02/15/45)(a)	28,540	29,302,589

		441,140,805

Airlines — 0.0%
Delta Air Lines Inc., 3.63%, 03/15/22 (Call 02/15/22)(a)	8,169	8,038,898

Apparel — 0.1%
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)	14,224	12,790,138
3.88%, 11/01/45 (Call 05/01/45)(a)	15,104	13,842,490

		26,632,628

Auto Manufacturers — 1.9%
Daimler Finance North America LLC, 8.50%, 01/18/31(a)	17,386	23,642,277
Ford Motor Co.
4.35%, 12/08/26 (Call 09/08/26)(a)	21,545	19,540,003
4.75%, 01/15/43	23,328	18,378,501
5.29%, 12/08/46 (Call 06/08/46)(a)	20,313	17,012,137
7.45%, 07/16/31(a)	24,784	26,083,903
Ford Motor Credit Co. LLC
2.98%, 08/03/22 (Call 07/03/22)	550	515,647
3.10%, 05/04/23(a)	9,307	8,584,968
3.22%, 01/09/22(a)	3,120	2,980,895
3.34%, 03/28/22 (Call 02/28/22)(a)	4,028	3,850,258
3.66%, 09/08/24	10,163	9,247,494
3.81%, 01/09/24 (Call 11/09/23)(a)	4,782	4,447,437
3.82%, 11/02/27 (Call 08/02/27)(a)	10,142	8,649,321

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
4.13%, 08/04/25	$12,049	$11,048,231
4.14%, 02/15/23 (Call 01/15/23)	8,465	8,207,319
4.25%, 09/20/22(a)	17,866	17,552,395
4.38%, 08/06/23(a)	10,816	10,477,758
4.39%, 01/08/26	21,354	19,576,593
5.88%, 08/02/21(a)	10,231	10,574,026
General Motors Co.
4.20%, 10/01/27 (Call 07/01/27)	6,535	5,975,599
4.88%, 10/02/23(a)	21,229	21,493,467
5.00%, 10/01/28 (Call 07/01/28)(a)	11,555	11,068,582
5.00%, 04/01/35(a)	5,307	4,647,220
5.15%, 04/01/38 (Call 10/01/37)	14,309	12,604,399
5.20%, 04/01/45(a)	12,431	10,756,587
5.40%, 04/01/48 (Call 10/01/47)(a)	6,176	5,453,711
5.95%, 04/01/49 (Call 10/01/48)	11,210	10,416,892
6.25%, 10/02/43	16,660	15,950,246
6.60%, 04/01/36 (Call 10/01/35)(a)	9,365	9,574,681
6.75%, 04/01/46 (Call 10/01/45)(a)	9,127	9,215,942
General Motors Financial Co. Inc.
3.15%, 06/30/22 (Call 05/30/22)(a)	18,493	17,732,836
3.25%, 01/05/23 (Call 12/05/22)(a)	123	117,389
3.45%, 01/14/22 (Call 12/14/21)	14,456	14,075,654
3.45%, 04/10/22 (Call 02/10/22)(a)	20,100	19,523,438
3.50%, 11/07/24 (Call 09/07/24)(a)	8,451	7,854,036
3.70%, 05/09/23 (Call 03/09/23)	14,904	14,427,355
3.95%, 04/13/24 (Call 02/13/24)(a)	11,355	10,892,303
4.00%, 01/15/25 (Call 10/15/24)	16,767	15,822,035
4.00%, 10/06/26 (Call 07/06/26)(a)	11,161	10,212,122
4.15%, 06/19/23 (Call 05/19/23)(a)	19,609	19,230,984
4.30%, 07/13/25 (Call 04/13/25)(a)	11,929	11,348,008
4.35%, 04/09/25 (Call 02/09/25)(a)	12,075	11,641,344
4.35%, 01/17/27 (Call 10/17/26)	12,892	11,996,604
5.25%, 03/01/26 (Call 12/01/25)	17,224	17,174,538
Toyota Motor Corp., 3.42%, 07/20/23	525	521,462
Toyota Motor Credit Corp.
2.15%, 09/08/22(a)	4,466	4,247,542
2.60%, 01/11/22	15,805	15,421,673
3.20%, 01/11/27(a)	11,198	10,608,912
3.30%, 01/12/22	13,305	13,260,560
3.40%, 09/15/21(a)	9,656	9,692,529
3.45%, 09/20/23(a)	10,450	10,352,760

		583,680,573

Banks — 26.7%
Australia & New Zealand Banking Group Ltd./New York NY
2.30%, 06/01/21(a)	14,920	14,447,746
2.55%, 11/23/21(a)	9,304	9,006,075
2.63%, 05/19/22(a)	647	623,470
3.70%, 11/16/25	11,702	11,498,988
Banco Santander SA
3.13%, 02/23/23	7,097	6,687,734
3.50%, 04/11/22(a)	15,672	15,288,378
3.80%, 02/23/28	11,670	10,365,385
3.85%, 04/12/23(a)	4,575	4,430,132
4.25%, 04/11/27(a)	19,112	17,753,842
4.38%, 04/12/28	14,847	13,799,225
5.18%, 11/19/25(a)	2,498	2,469,972
Bank of America Corp.
2.33%, 10/01/21 (Call 10/01/20)(c)(d)	1,541	1,504,344
2.50%, 10/21/22 (Call 10/21/21)(a)	17,801	16,925,874

Security	Par (000)	Value

Banks (continued)
2.82%, 07/21/23 (Call 07/21/22)(a)(c)(d)	$11,129	$10,702,793
2.88%, 04/24/23 (Call 04/24/22)(a)(c)(d)	14,798	14,306,381
3.00%, 12/20/23 (Call 12/20/22)(c)(d)	32,926	31,678,375
3.09%, 10/01/25 (Call 10/01/24)(c)(d)	15,444	14,467,877
3.12%, 01/20/23 (Call 01/20/22)(a)(c)(d)	17,717	17,319,368
3.25%, 10/21/27 (Call 10/21/26)(a)	21,932	20,140,618
3.30%, 01/11/23(a)	48,798	47,704,227
3.37%, 01/23/26 (Call 01/23/25)(c)(d)	28,103	26,881,618
3.42%, 12/20/28 (Call 12/20/27)(a)(c)(d)	69,489	64,099,593
3.50%, 04/19/26	24,969	23,742,895
3.55%, 03/05/24 (Call 03/05/23)(c)(d)	4,718	4,628,954
3.59%, 07/21/28 (Call 07/21/27)(a)(c)(d)	29,093	27,338,509
3.71%, 04/24/28 (Call 04/24/27)(c)(d)	31,329	29,719,783
3.82%, 01/20/28 (Call 01/20/27)(a)(c)(d)	29,139	27,950,053
3.86%, 07/23/24 (Call 07/23/23)(c)(d)	18,725	18,574,236
3.88%, 08/01/25(a)	21,924	21,568,371
3.95%, 01/23/49 (Call 01/23/48)(a)(c)(d)	10,264	8,999,932
3.97%, 03/05/29 (Call 03/05/28)(a)(c)(d)	31,195	29,973,663
4.00%, 04/01/24(a)	34,719	34,658,179
4.00%, 01/22/25	30,017	29,220,415
4.10%, 07/24/23(a)	27,008	27,217,552
4.13%, 01/22/24	32,521	32,699,531
4.20%, 08/26/24(a)	43,615	43,250,448
4.24%, 04/24/38 (Call 04/24/37)(a)(c)(d)	26,031	24,538,096
4.25%, 10/22/26(a)	23,514	22,855,961
4.27%, 07/23/29 (Call 07/23/28)(a)(c)(d)	32,726	32,221,535
4.44%, 01/20/48 (Call 01/20/47)(c)(d)	26,357	25,096,587
4.45%, 03/03/26(a)	24,310	24,036,680
4.88%, 04/01/44(a)	951	957,972
5.00%, 01/21/44(a)	19,292	19,717,983
5.70%, 01/24/22	7,002	7,427,923
5.88%, 02/07/42(a)	12,620	14,405,186
6.11%, 01/29/37	24,329	27,203,671
7.75%, 05/14/38	16,584	21,645,349
Series L, 3.95%, 04/21/25(a)	34,731	33,677,539
Series L, 4.18%, 11/25/27 (Call 11/25/26)(a)	31,474	30,254,855
Bank of America N.A., 6.00%, 10/15/36(a)	11,600	13,177,887
Bank of Montreal
2.35%, 09/11/22(a)	10,051	9,596,824
2.55%, 11/06/22 (Call 10/06/22)(a)	10,947	10,507,386
Bank of New York Mellon Corp. (The)
2.20%, 08/16/23 (Call 06/16/23)(a)	4,788	4,469,013
2.45%, 08/17/26 (Call 05/17/26)(a)	13,195	11,869,837
2.60%, 02/07/22 (Call 01/07/22)(a)	11,587	11,266,389
2.66%, 05/16/23 (Call 05/16/22)(c)(d)	35	33,759
2.80%, 05/04/26 (Call 02/04/26)(a)	16,412	15,181,057
2.95%, 01/29/23 (Call 12/29/22)(a)	13,390	13,032,774
3.25%, 05/16/27 (Call 02/16/27)(a)	18,041	17,084,712
3.30%, 08/23/29 (Call 05/23/29)	8,462	7,817,975
3.40%, 01/29/28 (Call 10/29/27)(a)	10,950	10,478,491
3.44%, 02/07/28 (Call 02/07/27)(c)(d)	762	730,682
3.45%, 08/11/23(a)	7,790	7,699,296
3.50%, 04/28/23(a)	10,418	10,339,631
3.55%, 09/23/21 (Call 08/23/21)(a)	1,800	1,803,864
3.65%, 02/04/24 (Call 01/05/24)	15,335	15,229,718
Series G, 3.00%, 02/24/25 (Call 01/24/25)	7,142	6,777,053
Bank of Nova Scotia (The)
2.45%, 09/19/22(a)	5,511	5,284,427
2.70%, 03/07/22(a)	16,123	15,688,635

2 0 1 8 i S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.80%, 07/21/21(a)	$10,955	$10,775,877
4.50%, 12/16/25(a)	12,088	11,942,105
Barclays PLC
3.65%, 03/16/25	22,507	20,942,923
3.68%, 01/10/23 (Call 01/10/22)(a)	12,749	12,340,662
4.34%, 05/16/24 (Call 05/16/23)(a)(c)(d)	19,730	19,364,719
4.34%, 01/10/28 (Call 01/10/27)	18,663	17,376,722
4.38%, 09/11/24	10,338	9,846,495
4.38%, 01/12/26(a)	32,479	31,174,062
4.84%, 05/09/28 (Call 05/07/27)(a)	18,489	17,086,480
4.95%, 01/10/47(a)	17,781	15,906,566
4.97%, 05/16/29 (Call 05/16/28)(a)(c)(d)	18,996	18,436,403
5.20%, 05/12/26(a)	30,499	29,622,178
5.25%, 08/17/45(a)	15,588	14,607,456
BB&T Corp.
2.05%, 05/10/21 (Call 04/09/21)(a)	2,907	2,810,579
2.75%, 04/01/22 (Call 03/01/22)(a)	9,717	9,460,149
2.85%, 10/26/24 (Call 09/26/24)(a)	18,646	17,634,908
3.70%, 06/05/25 (Call 05/05/25)	14,730	14,611,345
BNP Paribas SA
3.25%, 03/03/23	9,936	9,710,722
4.25%, 10/15/24(a)	9,360	9,180,734
BPCE SA
2.75%, 12/02/21	12,976	12,616,923
4.00%, 04/15/24(a)	15,491	15,447,252
Branch Banking & Trust Co.
2.63%, 01/15/22 (Call 12/15/21)	3,176	3,094,892
3.63%, 09/16/25 (Call 08/16/25)(a)	25,395	24,672,700
3.80%, 10/30/26 (Call 09/30/26)	4,527	4,439,029
Canadian Imperial Bank of Commerce
2.55%, 06/16/22	13,147	12,657,536
3.50%, 09/13/23	6,795	6,709,902
Capital One Financial Corp.
3.05%, 03/09/22 (Call 02/09/22)(a)	3,822	3,730,448
3.20%, 01/30/23 (Call 12/30/22)(a)	26,668	25,777,089
3.20%, 02/05/25 (Call 01/05/25)(a)	3,180	2,964,530
3.30%, 10/30/24 (Call 09/30/24)	25,503	24,077,642
3.50%, 06/15/23(a)	7,348	7,183,550
3.75%, 04/24/24 (Call 03/24/24)(a)	3,225	3,136,355
3.75%, 07/28/26 (Call 06/28/26)(a)	27,027	24,795,135
3.75%, 03/09/27 (Call 02/09/27)(a)	24,314	22,561,457
3.80%, 01/31/28 (Call 12/31/27)(a)	10,715	9,906,683
4.20%, 10/29/25 (Call 09/29/25)(a)	17,934	17,262,637
4.25%, 04/30/25 (Call 03/31/25)(a)	3,437	3,388,930
Capital One N.A.
2.25%, 09/13/21 (Call 08/13/21)	10,707	10,269,652
2.65%, 08/08/22 (Call 07/08/22)(a)	4,803	4,596,173
Citigroup Inc.
2.70%, 10/27/22 (Call 09/27/22)(a)	12,506	11,962,183
2.75%, 04/25/22 (Call 03/25/22)(a)	21,873	21,124,292
2.88%, 07/24/23 (Call 07/24/22)(a)(c)(d)	31,492	30,276,566
2.90%, 12/08/21 (Call 11/08/21)(a)	37,653	36,754,193
3.14%, 01/24/23 (Call 01/24/22)(a)(c)(d)	15,107	14,764,178
3.20%, 10/21/26 (Call 07/21/26)	37,733	34,658,028
3.30%, 04/27/25(a)	20,553	19,523,254
3.40%, 05/01/26(a)	18,407	17,262,116
3.50%, 05/15/23(a)	18,818	18,411,542
3.52%, 10/27/28 (Call 10/27/27)(a)(c)(d)	33,798	31,255,262
3.67%, 07/24/28 (Call 07/24/27)(a)(c)(d)	36,396	34,110,586
3.70%, 01/12/26	19,579	18,780,974

Security	Par (000)	Value

Banks (continued)
3.75%, 06/16/24	$673	$662,047
3.88%, 10/25/23(a)	12,642	12,598,417
3.88%, 03/26/25(a)	17,473	16,816,471
3.88%, 01/24/39 (Call 01/24/38)(a)(c)(d)	13,914	12,335,227
3.89%, 01/10/28 (Call 01/10/27)(c)(d)	37,240	35,593,158
4.00%, 08/05/24(a)	1,929	1,904,680
4.04%, 06/01/24 (Call 06/01/23)(c)(d)	15,726	15,684,795
4.05%, 07/30/22	14,890	14,927,770
4.08%, 04/23/29 (Call 04/23/28)(c)(d)	28,688	27,664,665
4.13%, 07/25/28(a)	18,135	17,175,388
4.28%, 04/24/48 (Call 04/24/47)(a)(c)(d)	9,773	8,968,774
4.30%, 11/20/26(a)	8,453	8,217,078
4.40%, 06/10/25(a)	31,101	30,756,074
4.45%, 09/29/27	44,736	43,524,939
4.50%, 01/14/22(a)	32,626	33,333,146
4.60%, 03/09/26(a)	17,093	16,984,706
4.65%, 07/30/45	15,628	14,966,992
4.65%, 07/23/48 (Call 06/23/48)	24,002	23,190,176
4.75%, 05/18/46(a)	19,509	18,164,026
5.30%, 05/06/44(a)	10,103	10,136,686
5.50%, 09/13/25(a)	12,533	13,160,511
5.88%, 01/30/42	10,131	11,446,012
6.63%, 06/15/32(a)	9,048	10,490,389
6.68%, 09/13/43	8,340	9,839,972
8.13%, 07/15/39(a)	27,237	37,863,265
Citizens Bank N.A./Providence RI, 2.55%, 05/13/21 (Call 04/13/21)(a)	2,726	2,650,792
Citizens Financial Group Inc., 4.30%, 12/03/25 (Call 11/03/25)(a)	10,518	10,245,001
Compass Bank, 2.88%, 06/29/22 (Call 05/29/22)(a)	3,873	3,713,295
Cooperatieve Rabobank UA
3.75%, 07/21/26	26,680	24,865,912
3.88%, 02/08/22	29,328	29,460,126
3.95%, 11/09/22(a)	18,715	18,519,829
4.38%, 08/04/25(a)	18,318	17,932,871
4.63%, 12/01/23(a)	23,123	23,278,937
5.25%, 05/24/41(a)	19,718	21,413,018
5.25%, 08/04/45(a)	13,954	14,158,020
5.75%, 12/01/43(a)	9,609	10,428,679
Cooperatieve Rabobank UA/NY
2.75%, 01/10/22	7,327	7,117,377
2.75%, 01/10/23(a)	13,298	12,760,327
3.38%, 05/21/25(a)	13,893	13,434,977
Credit Suisse AG/New York NY
3.00%, 10/29/21(a)	1,875	1,838,089
3.63%, 09/09/24	33,169	32,367,391
Credit Suisse Group Funding Guernsey Ltd.
3.75%, 03/26/25	35,467	33,935,836
3.80%, 09/15/22(a)	20,631	20,391,441
3.80%, 06/09/23(a)	23,226	22,822,708
4.55%, 04/17/26(a)	26,894	26,649,792
4.88%, 05/15/45(a)	24,612	24,013,680
Deutsche Bank AG
3.38%, 05/12/21(a)	2,043	1,987,130
4.10%, 01/13/26(a)	803	752,772
4.25%, 10/14/21	1,515	1,502,925
Deutsche Bank AG/London, 3.70%, 05/30/24(a)	16,869	15,743,355

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Deutsche Bank AG/New York NY
3.30%, 11/16/22	$7,187	$6,771,846
3.70%, 05/30/24	3,103	2,891,891
3.95%, 02/27/23	12,944	12,451,485
Discover Bank
3.20%, 08/09/21 (Call 07/09/21)	6,961	6,843,182
3.35%, 02/06/23 (Call 01/06/23)	8,613	8,316,918
3.45%, 07/27/26 (Call 04/27/26)(a)	15,737	14,432,525
4.20%, 08/08/23	12,955	12,917,617
4.65%, 09/13/28 (Call 06/13/28)(a)	2,440	2,403,060
Fifth Third Bancorp.
3.95%, 03/14/28 (Call 02/14/28)(a)	10,670	10,373,276
4.30%, 01/16/24 (Call 12/16/23)	5,680	5,710,610
8.25%, 03/01/38(a)	6,739	8,936,975
Fifth Third Bank/Cincinnati OH, 3.85%, 03/15/26 (Call 02/15/26)	21,711	21,033,115
Goldman Sachs Group Inc. (The)
2.35%, 11/15/21 (Call 11/15/20)(a)	27,347	26,304,880
2.88%, 10/31/22 (Call 10/31/21)(c)(d)	31,622	30,734,835
2.91%, 06/05/23 (Call 06/05/22)(a)(c)(d)	19,352	18,654,716
2.91%, 07/24/23 (Call 07/24/22)(a)(c)(d)	27,993	26,921,036
3.00%, 04/26/22 (Call 04/26/21)	38,841	37,801,491
3.20%, 02/23/23 (Call 01/23/23)(a)	18,556	18,018,316
3.27%, 09/29/25 (Call 09/29/24)(c)(d)	32,383	30,669,748
3.50%, 01/23/25 (Call 10/23/24)	34,284	32,817,985
3.50%, 11/16/26 (Call 11/16/25)	31,192	29,166,725
3.63%, 01/22/23(a)	32,788	32,397,606
3.69%, 06/05/28 (Call 06/05/27)(a)(c)(d)	31,261	29,305,281
3.75%, 05/22/25 (Call 02/22/25)(a)	31,700	30,683,371
3.75%, 02/25/26 (Call 11/25/25)(a)	24,259	23,266,426
3.81%, 04/23/29 (Call 04/23/28)(c)(d)	30,596	28,737,137
3.85%, 07/08/24 (Call 04/08/24)(a)	33,370	32,677,746
3.85%, 01/26/27 (Call 01/26/26)(a)	29,405	28,171,319
4.00%, 03/03/24	34,066	33,795,237
4.02%, 10/31/38 (Call 10/31/37)(a)(c)(d)	27,917	24,889,893
4.22%, 05/01/29 (Call 05/01/28)(a)(c)(d)	44,443	43,120,172
4.25%, 10/21/25	24,175	23,500,237
4.41%, 04/23/39 (Call 04/23/38)(c)(d)	18,600	17,447,006
4.75%, 10/21/45 (Call 04/21/45)	21,469	20,831,083
4.80%, 07/08/44 (Call 01/08/44)(a)	26,316	25,665,640
5.15%, 05/22/45	21,367	20,904,415
5.25%, 07/27/21	15,091	15,695,352
5.75%, 01/24/22	49,352	52,146,661
5.95%, 01/15/27	9,559	10,304,291
6.25%, 02/01/41(a)	25,385	29,404,832
6.45%, 05/01/36	855	966,447
6.75%, 10/01/37(a)	64,337	75,135,715
HSBC Bank USA N.A.
5.63%, 08/15/35(a)	10,852	11,732,195
5.88%, 11/01/34	8,553	9,473,958
HSBC Holdings PLC
2.65%, 01/05/22	34,518	33,364,263
2.95%, 05/25/21	13,909	13,667,373
3.03%, 11/22/23 (Call 11/22/22)(a)(c)(d)	14,754	14,171,300
3.26%, 03/13/23 (Call 03/13/22)(c)(d)	32,092	31,343,862
3.60%, 05/25/23(a)	24,125	23,736,146
3.90%, 05/25/26	39,732	38,073,928
3.95%, 05/18/24 (Call 05/18/23)(a)(c)(d)	5,960	5,892,492
4.00%, 03/30/22(a)	26,630	26,862,863
4.04%, 03/13/28 (Call 03/13/27)(a)(c)(d)	13,697	13,091,165

Security	Par (000)	Value

Banks (continued)
4.25%, 03/14/24(a)	$28,673	$28,301,117
4.25%, 08/18/25	23,329	22,665,827
4.29%, 09/12/26 (Call 09/12/25)(a)(c)(d)	5,000	4,934,162
4.30%, 03/08/26	43,434	42,748,885
4.38%, 11/23/26(a)	26,101	25,281,781
4.58%, 06/19/29 (Call 06/19/28)(a)(c)(d)	25,986	25,725,197
4.88%, 01/14/22(a)	7,027	7,253,363
5.25%, 03/14/44(a)	27,496	27,504,351
6.10%, 01/14/42(a)	8,560	9,933,300
6.50%, 05/02/36	23,343	26,722,018
6.50%, 09/15/37	31,473	36,169,870
6.80%, 06/01/38(a)	21,415	25,463,129
HSBC USA Inc., 3.50%, 06/23/24(a)	12,134	11,806,962
Huntington Bancshares Inc./OH, 2.30%, 01/14/22 (Call 12/14/21)(a)	7,838	7,497,568
ING Groep NV
3.15%, 03/29/22	19,798	19,251,124
3.95%, 03/29/27(a)	25,540	24,245,891
4.10%, 10/02/23	7,315	7,271,441
4.55%, 10/02/28	10,000	9,806,286
JPMorgan Chase &Co.
2.30%, 08/15/21 (Call 08/15/20)(a)	1,800	1,741,969
2.70%, 05/18/23 (Call 03/18/23)(a)	19,457	18,576,991
2.78%, 04/25/23 (Call 04/25/22)(c)(d)	21,104	20,420,104
2.95%, 10/01/26 (Call 07/01/26)(a)	40,834	37,388,884
2.97%, 01/15/23 (Call 01/15/22)	16,128	15,620,068
3.13%, 01/23/25 (Call 10/23/24)(a)	31,206	29,597,986
3.20%, 01/25/23	24,892	24,339,885
3.20%, 06/15/26 (Call 03/15/26)	26,071	24,378,007
3.22%, 03/01/25 (Call 03/01/24)(a)(c)(d)	23,517	22,620,297
3.25%, 09/23/22(a)	36,815	36,329,697
3.30%, 04/01/26 (Call 01/01/26)	31,287	29,533,755
3.38%, 05/01/23	17,986	17,532,605
3.51%, 01/23/29 (Call 01/23/28)(a)(c)(d)	29,943	27,991,606
3.54%, 05/01/28 (Call 05/01/27)(a)(c)(d)	19,422	18,335,207
3.56%, 04/23/24 (Call 04/23/23)(c)(d)	25,843	25,428,310
3.63%, 05/13/24	20,274	19,946,988
3.63%, 12/01/27 (Call 12/01/26)	13,226	12,321,133
3.78%, 02/01/28 (Call 02/01/27)(a)(c)(d)	34,639	33,361,018
3.80%, 07/23/24 (Call 07/23/23)(a)(c)(d)	21,425	21,256,822
3.88%, 02/01/24	14,998	14,989,414
3.88%, 09/10/24(a)	25,524	25,048,110
3.88%, 07/24/38 (Call 07/24/37)(a)(c)(d)	33,286	30,107,643
3.90%, 07/15/25 (Call 04/15/25)(a)	30,756	30,315,863
3.90%, 01/23/49 (Call 01/23/48)(a)(c)(d)	18,422	15,996,558
3.96%, 11/15/48 (Call 11/15/47)(a)(c)(d)	25,528	22,415,616
4.01%, 04/23/29 (Call 04/23/28)(a)(c)(d)	35,196	34,082,022
4.03%, 07/24/48 (Call 07/24/47)(a)(c)(d)	15,498	13,728,888
4.13%, 12/15/26(a)	24,624	24,094,333
4.20%, 07/23/29 (Call 07/23/28)(a)(c)(d)	29,705	29,205,207
4.25%, 10/01/27(a)	18,117	17,772,757
4.26%, 02/22/48 (Call 02/22/47)(c)(d)	23,624	21,779,327
4.35%, 08/15/21	18,536	18,940,821
4.50%, 01/24/22(a)	30,130	30,961,739
4.85%, 02/01/44(a)	14,513	14,626,109
4.95%, 06/01/45(a)	21,639	21,843,019
5.40%, 01/06/42(a)	15,663	16,920,875
5.50%, 10/15/40(a)	11,503	12,570,212
5.60%, 07/15/41	22,485	24,899,855

2 0 1 8 i S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
5.63%, 08/16/43	$15,570	$17,132,435
6.40%, 05/15/38(a)	31,845	38,229,588
KeyBank N.A./Cleveland OH
2.30%, 09/14/22(a)	3,830	3,647,204
3.30%, 06/01/25(a)	4,996	4,786,703
Lloyds Banking Group PLC
2.91%, 11/07/23 (Call 11/07/22)(a)(c)(d)	32,690	31,068,239
3.00%, 01/11/22(a)	20,342	19,731,179
3.10%, 07/06/21(a)	3,499	3,434,732
3.57%, 11/07/28 (Call 11/07/27)(a)(c)(d)	18,460	16,636,049
3.75%, 01/11/27	16,239	15,027,262
4.05%, 08/16/23(a)	16,400	16,245,468
4.34%, 01/09/48(a)	16,051	13,339,277
4.38%, 03/22/28(a)	16,967	16,241,902
4.45%, 05/08/25(a)	19,825	19,740,990
4.50%, 11/04/24(a)	12,307	12,023,599
4.55%, 08/16/28(a)	17,300	16,745,326
4.58%, 12/10/25	17,836	17,196,854
4.65%, 03/24/26	20,350	19,686,126
5.30%, 12/01/45(a)	3,006	2,913,002
M&T Bank Corp., 3.55%, 07/26/23 (Call 06/26/23)	2,505	2,481,779
Manufacturers & Traders Trust Co., 2.90%, 02/06/25 (Call 01/06/25)	2,316	2,186,107
Mitsubishi UFJ Financial Group Inc.
2.67%, 07/25/22(a)	25,380	24,463,455
2.76%, 09/13/26(a)	15,280	13,779,593
3.00%, 02/22/22(a)	5,495	5,380,281
3.29%, 07/25/27(a)	21,106	19,690,642
3.46%, 03/02/23(a)	13,549	13,340,648
3.68%, 02/22/27	16,191	15,562,020
3.76%, 07/26/23(a)	19,700	19,570,057
3.78%, 03/02/25	870	855,735
3.85%, 03/01/26	36,987	36,120,813
3.96%, 03/02/28	2,215	2,172,572
4.05%, 09/11/28	10,000	9,859,015
4.29%, 07/26/38(a)	9,000	8,716,298
Mizuho Financial Group Inc.
2.27%, 09/13/21	15,019	14,433,387
2.60%, 09/11/22	5,977	5,703,016
2.84%, 09/13/26(a)	12,909	11,691,246
2.95%, 02/28/22	18,020	17,534,202
3.17%, 09/11/27	18,179	16,715,196
3.55%, 03/05/23(a)	6,375	6,288,302
3.92%, 09/11/24 (Call 09/11/23)(a)(c)(d)	10,000	9,954,023
4.02%, 03/05/28(a)	11,023	10,812,543
4.25%, 09/11/29 (Call 09/11/28)(c)(d)	10,950	10,810,095
Morgan Stanley
2.63%, 11/17/21(a)	40,798	39,578,821
2.75%, 05/19/22(a)	39,014	37,710,355
3.13%, 01/23/23	32,175	31,168,244
3.13%, 07/27/26(a)	33,157	30,414,886
3.59%, 07/22/28 (Call 07/22/27)(c)(d)	37,673	35,259,766
3.63%, 01/20/27	46,019	43,469,442
3.70%, 10/23/24(a)	35,792	34,898,689
3.74%, 04/24/24 (Call 04/24/23)(c)(d)	28,900	28,530,343
3.75%, 02/25/23(a)	31,609	31,377,217
3.77%, 01/24/29 (Call 01/24/28)(c)(d)	49,006	46,413,921
3.88%, 01/27/26(a)	36,344	35,185,422
3.95%, 04/23/27(a)	20,742	19,585,113
3.97%, 07/22/38 (Call 07/22/37)(c)(d)	14,976	13,520,252

Security	Par (000)	Value

Banks (continued)
4.00%, 07/23/25(a)	$31,997	$31,417,397
4.10%, 05/22/23(a)	20,525	20,478,741
4.30%, 01/27/45	31,369	28,983,108
4.35%, 09/08/26(a)	25,615	25,003,601
4.38%, 01/22/47(a)	28,926	26,956,585
4.46%, 04/22/39 (Call 04/22/38)(c)(d)	19,183	18,382,597
4.88%, 11/01/22(a)	17,860	18,403,830
5.00%, 11/24/25(a)	18,058	18,476,440
5.50%, 07/28/21	2,025	2,118,495
6.38%, 07/24/42(a)	23,674	28,489,917
7.25%, 04/01/32(a)	9,230	11,662,971
Series F, 3.88%, 04/29/24	35,308	34,882,828
National Australia Bank Ltd./New York
2.50%, 05/22/22	12,479	11,957,582
2.50%, 07/12/26	11,079	9,890,419
2.80%, 01/10/22	11,098	10,789,443
3.00%, 01/20/23(a)	13,116	12,711,335
3.38%, 01/14/26	7,658	7,296,839
3.63%, 06/20/23(a)	7,215	7,157,414
Northern Trust Corp., 3.95%, 10/30/25	17,791	17,930,988
PNC Bank N.A.
2.45%, 07/28/22 (Call 06/28/22)(a)(e)	1,367	1,313,908
2.55%, 12/09/21 (Call 11/09/21)(a)(e)	7,262	7,059,464
2.63%, 02/17/22 (Call 01/18/22)(e)	23,297	22,615,826
2.70%, 11/01/22 (Call 10/01/22)(a)(e)	7,819	7,509,483
2.95%, 01/30/23 (Call 12/30/22)(e)	2,273	2,191,664
2.95%, 02/23/25 (Call 01/24/25)(e)	7,737	7,315,041
3.10%, 10/25/27 (Call 09/25/27)(a)(e)	26,937	25,083,707
3.25%, 06/01/25 (Call 05/02/25)(e)	17,433	16,745,950
3.50%, 06/08/23 (Call 05/09/23)(e)	5,545	5,508,056
3.80%, 07/25/23 (Call 06/25/23)(e)	7,459	7,415,454
4.05%, 07/26/28(a)(e)	16,180	15,884,086
PNC Financial Services Group Inc. (The)
3.15%, 05/19/27 (Call 04/19/27)(e)	3,083	2,891,429
3.30%, 03/08/22 (Call 02/06/22)(a)(e)	10,626	10,517,405
3.90%, 04/29/24 (Call 03/29/24)(a)(e)	3,045	3,011,355
Regions Financial Corp., 2.75%, 08/14/22 (Call 07/14/22)(a)	17,581	16,876,250
Royal Bank of Canada
2.75%, 02/01/22(a)	8,674	8,471,185
3.70%, 10/05/23	5,000	4,971,852
4.65%, 01/27/26(a)	18,869	19,026,601
Royal Bank of Scotland Group PLC
1.00%, 01/27/30 (Call 01/27/29)(c)(d)	5,300	5,198,397
3.50%, 05/15/23 (Call 05/15/22)(c)(d)	11,216	10,795,990
3.88%, 09/12/23	38,163	36,671,632
4.52%, 06/25/24 (Call 06/25/23)(c)(d)	9,500	9,399,819
4.80%, 04/05/26	25,028	24,678,444
4.89%, 05/18/29 (Call 05/18/28)(c)(d)	22,450	21,857,372
5.13%, 05/28/24	23,863	23,540,482
6.00%, 12/19/23(a)	21,045	21,623,737
6.10%, 06/10/23(a)	15,528	15,993,390
6.13%, 12/15/22	29,815	30,802,851
Santander Holdings USA Inc.
3.40%, 01/18/23 (Call 12/18/22)	8,138	7,755,740
3.70%, 03/28/22 (Call 02/28/22)	22,297	21,891,516
4.40%, 07/13/27 (Call 04/14/27)	17,655	16,483,573
4.50%, 07/17/25 (Call 04/17/25)(a)	11,538	11,324,362

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Santander UK Group Holdings PLC
2.88%, 08/05/21	$1,800	$1,744,012
3.37%, 01/05/24 (Call 01/05/23)(c)(d)	14,677	14,007,465
3.57%, 01/10/23 (Call 01/10/22)	17,136	16,533,342
3.82%, 11/03/28 (Call 11/03/27)(c)(d)	10,674	9,622,783
Santander UK PLC, 4.00%, 03/13/24	12,375	12,304,045
State Street Corp.
2.65%, 05/19/26(a)	12,341	11,289,678
3.10%, 05/15/23(a)	7,280	7,066,489
3.30%, 12/16/24	12,881	12,482,086
3.55%, 08/18/25	11,140	10,879,989
3.70%, 11/20/23(a)	4,558	4,546,625
Sumitomo Mitsui Banking Corp., 3.20%, 07/18/22	3,259	3,196,121
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21(a)	850	816,096
2.44%, 10/19/21(a)	5,709	5,518,608
2.63%, 07/14/26	27,157	24,341,867
2.78%, 07/12/22(a)	25,382	24,481,444
2.78%, 10/18/22	16,208	15,586,772
2.85%, 01/11/22	3,688	3,590,071
3.01%, 10/19/26	20,575	18,885,373
3.10%, 01/17/23(a)	22,995	22,353,283
3.35%, 10/18/27(a)	7,268	6,796,829
3.36%, 07/12/27	22,298	20,896,896
3.45%, 01/11/27(a)	20,739	19,619,793
3.54%, 01/17/28	14,730	13,968,101
3.75%, 07/19/23(a)	3,125	3,106,136
3.78%, 03/09/26(a)	21,843	21,251,891
4.31%, 10/16/28(a)	5,000	5,036,391
SunTrust Bank/Atlanta GA
2.45%, 08/01/22 (Call 07/01/22)	12,580	12,028,826
3.30%, 05/15/26 (Call 04/15/26)	13,253	12,382,185
SunTrust Banks Inc.
2.70%, 01/27/22 (Call 12/27/21)	7,435	7,183,287
4.00%, 05/01/25 (Call 03/01/25)	12,903	12,851,434
Synchrony Bank, 3.00%, 06/15/22 (Call 05/15/22)	9,289	8,858,719
Toronto-Dominion Bank (The)
1.80%, 07/13/21(a)	10,907	10,460,377
3.50%, 07/19/23(a)	1,152	1,145,655
U.S. Bancorp.
2.95%, 07/15/22 (Call 06/15/22)(a)	21,271	20,725,622
3.00%, 03/15/22 (Call 02/15/22)(a)	6,533	6,430,567
3.10%, 04/27/26 (Call 03/27/26)(a)	10,793	10,081,432
3.60%, 09/11/24 (Call 08/11/24)(a)	4,931	4,841,964
3.70%, 01/30/24 (Call 12/29/23)(a)	4,978	4,980,362
3.90%, 04/26/28 (Call 03/24/28)(a)	9,705	9,648,814
4.13%, 05/24/21 (Call 04/23/21)(a)	2,208	2,244,776
Series V, 2.38%, 07/22/26 (Call 06/22/26)(a)	22,765	20,416,663
Series V, 2.63%, 01/24/22 (Call 12/23/21)	12,052	11,734,744
Series X, 3.15%, 04/27/27 (Call 03/27/27)(a)	29,627	27,914,708
U.S. Bank N.A./Cincinnati OH
2.80%, 01/27/25 (Call 12/27/24)(a)	10,279	9,682,023
2.85%, 01/23/23 (Call 12/23/22)	22,234	21,583,689
3.40%, 07/24/23 (Call 06/23/23)	550	544,578
Wachovia Corp., 5.50%, 08/01/35(a)	11,827	12,504,790
Wells Fargo &Co.
2.10%, 07/26/21(a)	6,053	5,809,246
2.63%, 07/22/22(a)	50,137	48,071,461
3.00%, 02/19/25	26,693	24,970,386
3.00%, 04/22/26	48,195	44,359,815

Security	Par (000)	Value

Banks (continued)
3.00%, 10/23/26	$50,241	$45,940,079
3.07%, 01/24/23 (Call 01/24/22)(a)	51,533	49,951,267
3.30%, 09/09/24(a)	34,567	33,165,592
3.50%, 03/08/22(a)	32,662	32,351,606
3.55%, 09/29/25(a)	38,034	36,503,006
3.58%, 05/22/28 (Call 05/22/27)(a)(c)(d)	32,053	30,461,286
3.90%, 05/01/45(a)	18,489	16,596,172
4.10%, 06/03/26	25,751	25,088,543
4.13%, 08/15/23(a)	6,680	6,690,698
4.30%, 07/22/27	19,088	18,708,078
4.40%, 06/14/46(a)	12,378	11,181,521
4.65%, 11/04/44(a)	27,942	26,279,781
4.75%, 12/07/46(a)	32,745	31,103,716
4.90%, 11/17/45(a)	25,467	24,703,003
5.38%, 02/07/35	5,783	6,229,095
5.38%, 11/02/43	25,291	25,938,996
5.61%, 01/15/44(a)	29,318	31,112,259
Series M, 3.45%, 02/13/23	31,276	30,543,516
Wells Fargo Bank N.A.
3.55%, 08/14/23 (Call 07/14/23)	5,505	5,452,297
5.85%, 02/01/37	9,921	11,090,846
6.60%, 01/15/38	18,246	22,098,092
Westpac Banking Corp.
2.00%, 08/19/21(a)	10,006	9,588,114
2.10%, 05/13/21	4,062	3,920,554
2.50%, 06/28/22	7,644	7,325,823
2.70%, 08/19/26(a)	18,394	16,660,274
2.75%, 01/11/23	892	856,877
2.80%, 01/11/22	15,482	15,078,160
2.85%, 05/13/26(a)	26,121	23,968,846
3.35%, 03/08/27(a)	17,662	16,681,946
3.40%, 01/25/28(a)	12,900	12,174,614
3.65%, 05/15/23(a)	4,833	4,808,854

		8,335,483,119

Beverages — 3.4%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	9,385	8,889,211
3.30%, 02/01/23 (Call 12/01/22)(a)	73,801	71,831,724
3.65%, 02/01/26 (Call 11/01/25)(a)	140,940	133,796,653
3.70%, 02/01/24	13,377	13,130,174
4.00%, 01/17/43(a)	4,003	3,349,859
4.63%, 02/01/44	8,488	7,709,897
4.70%, 02/01/36 (Call 08/01/35)(a)	74,062	70,364,832
4.90%, 02/01/46 (Call 08/01/45)(a)	141,583	133,803,312
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	35,741	34,076,702
3.50%, 01/12/24 (Call 12/12/23)(a)	25,128	24,446,825
3.75%, 01/15/22(a)	27,985	27,966,678
3.75%, 07/15/42(a)	4,364	3,544,894
4.00%, 04/13/28 (Call 01/13/28)(a)	35,393	34,011,204
4.38%, 04/15/38 (Call 10/15/37)(a)	21,539	19,577,484
4.44%, 10/06/48 (Call 04/06/48)(a)	20,036	17,579,520
4.60%, 04/15/48 (Call 10/15/47)(a)	29,062	26,206,420
4.75%, 04/15/58 (Call 10/15/57)(a)	18,273	16,273,927
4.95%, 01/15/42(a)	12,033	11,565,274
8.20%, 01/15/39	10,282	13,766,494
Coca-Cola Co. (The)
1.55%, 09/01/21(a)	1,749	1,671,977
2.25%, 09/01/26(a)	11,725	10,506,408
2.50%, 04/01/23(a)	12,665	12,224,159

2 0 1 8 i S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
2.88%, 10/27/25(a)	$17,031	$16,148,351
3.20%, 11/01/23(a)	17,613	17,404,596
3.30%, 09/01/21(a)	12,535	12,588,932
Constellation Brands Inc., 4.25%, 05/01/23(a)	15,044	15,162,341
Diageo Capital PLC, 2.63%, 04/29/23 (Call 01/29/23)(a).	17,905	17,187,271
Diageo Investment Corp., 2.88%, 05/11/22(a)	6,281	6,158,410
Keurig Dr Pepper Inc.
4.06%, 05/25/23 (Call 04/25/23)(b)	20,117	19,995,409
4.42%, 05/25/25 (Call 03/25/25)(b)	12,659	12,616,430
4.60%, 05/25/28 (Call 02/25/28)(a)(b)	29,117	28,638,695
5.09%, 05/25/48 (Call 11/25/47)(a)(b)	12,280	11,758,748
Molson Coors Brewing Co.
2.10%, 07/15/21 (Call 06/15/21)	8,861	8,487,337
3.00%, 07/15/26 (Call 04/15/26)(a)	25,320	22,546,898
4.20%, 07/15/46 (Call 01/15/46)(a)	22,769	19,185,162
5.00%, 05/01/42(a)	8,392	7,928,024
PepsiCo Inc.
1.70%, 10/06/21 (Call 09/06/21)	2,253	2,155,350
2.25%, 05/02/22 (Call 04/02/22)	10,863	10,470,798
2.38%, 10/06/26 (Call 07/06/26)	7,621	6,852,402
2.75%, 03/05/22(a)	10,842	10,637,421
2.75%, 03/01/23	11,991	11,642,256
2.75%, 04/30/25 (Call 01/30/25)(a)	8,739	8,253,780
2.85%, 02/24/26 (Call 11/24/25)(a)	3,230	3,020,825
3.00%, 08/25/21(a)	2,803	2,783,189
3.00%, 10/15/27 (Call 07/15/27)(a)	12,124	11,355,575
3.10%, 07/17/22 (Call 05/17/22)	7,140	7,068,687
3.45%, 10/06/46 (Call 04/06/46)(a)	14,703	12,546,242
3.60%, 03/01/24 (Call 12/01/23)	14,754	14,759,589
4.00%, 03/05/42	7,020	6,590,908
4.00%, 05/02/47 (Call 11/02/46)(a)	10,767	10,098,979
4.45%, 04/14/46 (Call 10/14/45)(a)	22,928	23,013,327
5.50%, 01/15/40	75	88,699

		1,053,438,259

Biotechnology — 2.1%
Amgen Inc.
2.25%, 08/19/23 (Call 06/19/23)	1,948	1,814,100
2.60%, 08/19/26 (Call 05/19/26)	16,102	14,372,218
2.65%, 05/11/22 (Call 04/11/22)	14,075	13,574,836
3.13%, 05/01/25 (Call 02/01/25)(a)	12,326	11,628,692
3.20%, 11/02/27 (Call 08/02/27)(a)	14,659	13,467,151
3.63%, 05/15/22 (Call 02/15/22)(a)	9,386	9,359,907
3.63%, 05/22/24 (Call 02/22/24)(a)	21,067	20,774,965
3.88%, 11/15/21 (Call 08/15/21)(a)	10,474	10,553,906
4.40%, 05/01/45 (Call 11/01/44)(a)	25,132	22,870,437
4.56%, 06/15/48 (Call 12/15/47)	18,504	17,024,463
4.66%, 06/15/51 (Call 12/15/50)	50,642	46,687,164
5.15%, 11/15/41 (Call 05/15/41)	9,881	9,954,518
Baxalta Inc.
4.00%, 06/23/25 (Call 03/23/25)	12,637	12,300,580
5.25%, 06/23/45 (Call 12/23/44)	8,852	8,873,511
Biogen Inc.
3.63%, 09/15/22	7,584	7,541,978
4.05%, 09/15/25 (Call 06/15/25)(a)	23,167	22,936,067
5.20%, 09/15/45 (Call 03/15/45)	25,535	25,574,702
Celgene Corp.
2.75%, 02/15/23 (Call 01/15/23)	6,238	5,932,311
3.25%, 08/15/22	8,026	7,848,058
3.25%, 02/20/23 (Call 01/20/23)(a)	5,285	5,122,270
3.45%, 11/15/27 (Call 08/15/27)(a)	9,690	8,772,259

Security	Par (000)	Value

Biotechnology (continued)
3.55%, 08/15/22	$6,399	$6,323,836
3.63%, 05/15/24 (Call 02/15/24)	17,431	16,936,157
3.88%, 08/15/25 (Call 05/15/25)	30,656	29,530,063
3.90%, 02/20/28 (Call 11/20/27)(a)	23,335	21,896,075
4.35%, 11/15/47 (Call 05/15/47)	14,895	12,460,515
4.55%, 02/20/48 (Call 08/20/47)	12,549	10,859,234
4.63%, 05/15/44 (Call 11/15/43)	5,934	5,208,074
5.00%, 08/15/45 (Call 02/15/45)(a)	22,565	20,773,240
Gilead Sciences Inc.
2.50%, 09/01/23 (Call 07/01/23)	3,045	2,879,515
2.95%, 03/01/27 (Call 12/01/26)(a)	17,260	15,774,406
3.25%, 09/01/22 (Call 07/01/22)(a)	10,138	10,021,837
3.50%, 02/01/25 (Call 11/01/24)(a)	26,692	25,910,226
3.65%, 03/01/26 (Call 12/01/25)(a)	36,870	35,655,760
3.70%, 04/01/24 (Call 01/01/24)(a)	28,177	27,952,114
4.00%, 09/01/36 (Call 03/01/36)(a)	5,807	5,304,577
4.15%, 03/01/47 (Call 09/01/46)(a)	22,687	20,072,575
4.40%, 12/01/21 (Call 09/01/21)(a)	8,483	8,715,377
4.50%, 02/01/45 (Call 08/01/44)(a)	23,618	22,041,718
4.60%, 09/01/35 (Call 03/01/35)	7,166	7,055,014
4.75%, 03/01/46 (Call 09/01/45)(a)	28,469	27,474,236
4.80%, 04/01/44 (Call 10/01/43)(a)	19,143	18,684,338
5.65%, 12/01/41 (Call 06/01/41)	15,958	17,314,483

		665,827,463

Chemicals — 0.9%
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)(a)	15,836	15,363,067
3.50%, 10/01/24 (Call 07/01/24)(a)	8,228	7,979,041
4.13%, 11/15/21 (Call 08/15/21)(a)	8,179	8,293,913
4.38%, 11/15/42 (Call 05/15/42)(a)	12,991	11,479,917
5.25%, 11/15/41 (Call 05/15/41)(a)	11,428	11,435,768
7.38%, 11/01/29	11,425	13,900,521
9.40%, 05/15/39(a)	10,808	15,699,895
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)	12,534	12,450,784
3.80%, 03/15/25 (Call 12/15/24)(a)	645	624,842
4.65%, 10/15/44 (Call 04/15/44)	8,899	7,980,354
EI du Pont de Nemours & Co.
2.80%, 02/15/23(a)	8,148	7,878,594
4.15%, 02/15/43(a)	6,595	5,910,479
LYB International Finance BV
4.00%, 07/15/23(a)	6,128	6,102,974
4.88%, 03/15/44 (Call 09/15/43)(a)	14,101	12,876,490
5.25%, 07/15/43	11,817	11,394,183
LYB International Finance II BV, 3.50%, 03/02/27 (Call 12/02/26)(a)	9,908	9,013,712
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)(a)	16,604	13,933,252
5.75%, 04/15/24 (Call 01/15/24)	13,704	14,637,293
6.00%, 11/15/21 (Call 08/17/21)	4,577	4,825,860
Mosaic Co. (The), 4.25%, 11/15/23 (Call 08/15/23)(a)	14,518	14,553,315
Rohm & Haas Co., 7.85%, 07/15/29(a)	11,518	14,412,646
Sherwin-Williams Co. (The)
2.75%, 06/01/22 (Call 05/01/22)(a)	14,942	14,361,884
3.45%, 06/01/27 (Call 03/01/27)(a)	20,466	18,903,703
4.50%, 06/01/47 (Call 12/01/46)(a)	12,660	11,360,390

		265,372,877

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services — 0.2%
Automatic Data Processing Inc., 3.38%, 09/15/25 (Call 06/15/25)(a)	$14,300	$14,142,084
Ecolab Inc.
2.70%, 11/01/26 (Call 08/01/26)(a)	10,857	9,929,720
3.95%, 12/01/47 (Call 06/01/47)	301	274,612
4.35%, 12/08/21	5,586	5,723,627
5.50%, 12/08/41(a)	703	790,010
S&P Global Inc., 4.40%, 02/15/26 (Call 11/15/25)	14,263	14,499,515
Total System Services Inc., 4.80%, 04/01/26 (Call 01/01/26)	9,208	9,347,570

		54,707,138

Computers — 3.4%
Apple Inc.
1.55%, 08/04/21 (Call 07/04/21)(a)	12,980	12,404,499
2.10%, 09/12/22 (Call 08/12/22)	3,009	2,866,994
2.15%, 02/09/22(a)	13,658	13,160,761
2.30%, 05/11/22 (Call 04/11/22)(a)	12,834	12,379,674
2.40%, 01/13/23 (Call 12/13/22)(a)	4,051	3,881,762
2.40%, 05/03/23(a)	69,349	66,128,793
2.45%, 08/04/26 (Call 05/04/26)(a)	27,807	25,267,715
2.50%, 02/09/22 (Call 01/09/22)	9,393	9,150,263
2.50%, 02/09/25(a)	17,920	16,698,021
2.70%, 05/13/22	15,216	14,866,738
2.75%, 01/13/25 (Call 11/13/24)	19,657	18,658,086
2.85%, 02/23/23 (Call 12/23/22)	16,438	16,015,808
2.85%, 05/11/24 (Call 03/11/24)(a)	22,759	21,841,302
2.90%, 09/12/27 (Call 06/12/27)(a)	27,216	25,209,645
3.00%, 02/09/24 (Call 12/09/23)	24,179	23,460,347
3.00%, 06/20/27 (Call 03/20/27)(a)	8,607	8,052,330
3.00%, 11/13/27 (Call 08/13/27)(a)	7,899	7,368,126
3.20%, 05/13/25(a)	22,328	21,623,514
3.20%, 05/11/27 (Call 02/11/27)(a)	17,131	16,272,077
3.25%, 02/23/26 (Call 11/23/25)(a)	37,563	36,167,786
3.35%, 02/09/27 (Call 11/09/26)(a)	25,202	24,252,998
3.45%, 05/06/24(a)	24,227	23,979,751
3.45%, 02/09/45	18,846	16,118,460
3.75%, 09/12/47 (Call 03/12/47)	17,021	15,241,134
3.75%, 11/13/47 (Call 05/13/47)(a)	11,645	10,432,969
3.85%, 05/04/43(a)	48,903	45,054,388
3.85%, 08/04/46 (Call 02/04/46)(a)	17,957	16,384,044
4.25%, 02/09/47 (Call 08/09/46)(a)	15,628	15,171,520
4.38%, 05/13/45(a)	26,725	26,600,518
4.45%, 05/06/44(a)	12,252	12,309,049
4.50%, 02/23/36 (Call 08/23/35)(a)	21,235	22,082,930
4.65%, 02/23/46 (Call 08/23/45)	46,142	47,585,409
Dell International LLC/EMC Corp.
4.42%, 06/15/21 (Call 05/15/21)(a)(b)	13,199	13,306,712
5.45%, 06/15/23 (Call 04/15/23)(b)	36,352	37,611,019
6.02%, 06/15/26 (Call 03/15/26)(b)	57,334	59,446,087
8.10%, 07/15/36 (Call 01/15/36)(b)	19,667	22,281,197
8.35%, 07/15/46 (Call 01/15/46)(a)(b)	21,404	24,855,277
Hewlett Packard Enterprise Co.
4.40%, 10/15/22 (Call 08/15/22)(a)	10,231	10,424,476
4.90%, 10/15/25 (Call 07/15/25)(a)	34,778	35,281,711
6.20%, 10/15/35 (Call 04/15/35)(a)	9,355	9,270,399
6.35%, 10/15/45 (Call 04/15/45)(a)	15,208	14,864,479
HP Inc.
4.30%, 06/01/21	9,219	9,376,959
6.00%, 09/15/41	13,597	13,453,379
IBM Credit LLC, 3.00%, 02/06/23(a)	9,540	9,285,348

Security	Par (000)	Value

Computers (continued)
International Business Machines Corp.
1.88%, 08/01/22(a)	$15,427	$14,479,935
2.50%, 01/27/22(a)	10,578	10,230,213
2.88%, 11/09/22(a)	13,121	12,733,368
3.38%, 08/01/23	14,807	14,593,268
3.45%, 02/19/26(a)	19,010	18,336,090
3.63%, 02/12/24(a)	27,933	27,684,972
4.00%, 06/20/42(a)	19,590	17,799,701
Seagate HDD Cayman
4.25%, 03/01/22 (Call 02/01/22)	2,608	2,498,386
4.75%, 06/01/23(a)	9,446	8,970,605
4.75%, 01/01/25(a)	14,949	13,641,764

		1,047,112,756

Cosmetics & Personal Care — 0.4%
Procter & Gamble Co. (The)
1.70%, 11/03/21	3,759	3,594,408
2.15%, 08/11/22(a)	11,075	10,624,436
2.30%, 02/06/22(a)	10,101	9,807,776
2.45%, 11/03/26(a)	8,314	7,584,250
2.85%, 08/11/27(a)	11,751	10,975,407
3.10%, 08/15/23(a)	15,496	15,333,596
5.55%, 03/05/37	765	904,325
Unilever Capital Corp.
2.20%, 05/05/22 (Call 04/05/22)	6,724	6,438,873
2.90%, 05/05/27 (Call 02/05/27)	16,536	15,296,028
3.50%, 03/22/28 (Call 12/22/27)(a)	19,900	19,137,472
5.90%, 11/15/32(a)	12,185	14,640,000

		114,336,571

Diversified Financial Services — 2.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.50%, 01/15/25 (Call 11/15/24)	4,885	4,552,850
3.65%, 07/21/27 (Call 04/21/27)(a)	16,672	14,994,795
3.95%, 02/01/22 (Call 01/01/22)	12,025	11,899,176
5.00%, 10/01/21(a)	4,451	4,559,709
Air Lease Corp., 3.00%, 09/15/23 (Call 07/15/23)(a)	10,640	10,032,643
American Express Co.
2.50%, 08/01/22 (Call 07/01/22)(a)	22,605	21,652,369
2.65%, 12/02/22	25,043	23,979,354
3.00%, 10/30/24 (Call 09/29/24)(a)	22,407	21,201,349
3.40%, 02/27/23 (Call 01/27/23)	11,171	10,951,555
3.70%, 08/03/23 (Call 07/03/23)(a)	1,120	1,109,751
4.05%, 12/03/42(a)	13,115	12,274,525
American Express Credit Corp.
2.70%, 03/03/22 (Call 01/31/22)(a)	23,671	22,963,912
3.30%, 05/03/27 (Call 04/03/27)(a)	26,366	25,106,791
Ameriprise Financial Inc., 4.00%, 10/15/23	10,451	10,544,144
Brookfield Finance Inc., 4.70%, 09/20/47 (Call 03/20/47)(a)	13,834	12,707,311
Brookfield Finance LLC, 4.00%, 04/01/24 (Call 02/01/24)(a)	15,492	15,310,143
Capital One Bank USA N.A., 3.38%, 02/15/23	13,112	12,687,717
Charles Schwab Corp. (The)
2.65%, 01/25/23 (Call 12/25/22)	4,420	4,256,215
3.85%, 05/21/25 (Call 03/21/25)(a)	13,970	13,960,992
CME Group Inc.
3.00%, 09/15/22	3,481	3,420,062
3.00%, 03/15/25 (Call 12/15/24)(a)	11,559	10,999,006
5.30%, 09/15/43 (Call 03/15/43)(a)	10,048	11,220,541

2 0 1 8 i S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Discover Financial Services, 4.10%, 02/09/27 (Call 11/09/26)(a)	$15,904	$14,984,183
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25(a)	23,698	21,746,399
4.42%, 11/15/35(a)	141,211	125,276,228
Intercontinental Exchange Inc.
3.75%, 12/01/25 (Call 09/01/25)(a)	21,784	21,512,600
3.75%, 09/21/28 (Call 06/21/28)(a)	2,090	2,039,005
4.00%, 10/15/23(a)	4,463	4,539,701
4.25%, 09/21/48 (Call 03/21/48)	11,027	10,281,143
International Lease Finance Corp., 5.88%, 08/15/22(a)	7,406	7,796,030
Jefferies Group LLC/Jefferies Group Capital Finance Inc.
4.15%, 01/23/30	8,746	7,634,384
4.85%, 01/15/27	10,140	9,729,211
Mastercard Inc.
2.95%, 11/21/26 (Call 08/21/26)	12,779	12,008,357
3.38%, 04/01/24(a)	17,182	17,010,750
ORIX Corp., 2.90%, 07/18/22(a)	1,526	1,471,618
Synchrony Financial
3.70%, 08/04/26 (Call 05/04/26)	329	290,439
3.75%, 08/15/21 (Call 06/15/21)	1,610	1,587,699
3.95%, 12/01/27 (Call 09/01/27)	22,615	19,939,116
4.25%, 08/15/24 (Call 05/15/24)	6,478	6,147,511
4.50%, 07/23/25 (Call 04/23/25)	11,362	10,766,883
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (Call 02/01/22)(a)	9,634	9,419,119
3.30%, 04/01/27 (Call 01/01/27)(a)	7,959	7,489,732
Visa Inc.
2.15%, 09/15/22 (Call 08/15/22)	12,912	12,320,806
2.75%, 09/15/27 (Call 06/15/27)(a)	4,020	3,700,225
2.80%, 12/14/22 (Call 10/14/22)	24,575	23,925,932
3.15%, 12/14/25 (Call 09/14/25)(a)	46,016	44,164,712
3.65%, 09/15/47 (Call 03/15/47)(a)	8,336	7,447,384
4.15%, 12/14/35 (Call 06/14/35)(a)	17,620	17,598,276
4.30%, 12/14/45 (Call 06/14/45)	43,442	42,939,593

		744,151,946

Electric — 2.1%
Berkshire Hathaway Energy Co.
3.80%, 07/15/48 (Call 01/15/48)	2,784	2,419,870
4.45%, 01/15/49 (Call 07/15/48)(b)	12,940	12,426,532
4.50%, 02/01/45 (Call 08/01/44)(a)	8,226	7,971,471
5.15%, 11/15/43 (Call 05/15/43)(a)	9,644	10,163,821
6.13%, 04/01/36	22,395	26,354,302
Commonwealth Edison Co., 4.00%, 03/01/48 (Call 09/01/47)(a)	940	873,509
Consolidated Edison Co. of New York Inc.
4.45%, 03/15/44 (Call 09/15/43)(a)	11,612	11,446,140
4.63%, 12/01/54 (Call 06/01/54)(a)	10,948	10,636,964
Dominion Energy Inc., 3.90%, 10/01/25 (Call 07/01/25)(a)	18,972	18,544,049
Duke Energy Carolinas LLC
3.88%, 03/15/46 (Call 09/15/45)	597	541,360
5.30%, 02/15/40(a)	3,240	3,571,758
Duke Energy Corp.
1.80%, 09/01/21 (Call 08/01/21)(a)	3,872	3,693,028
2.65%, 09/01/26 (Call 06/01/26)(a)	21,882	19,560,348
3.15%, 08/15/27 (Call 05/15/27)(a)	4,618	4,242,516
3.75%, 04/15/24 (Call 01/15/24)(a)	5,561	5,507,341
3.75%, 09/01/46 (Call 03/01/46)(a)	29,258	24,942,881

Security	Par (000)	Value

Electric (continued)
Duke Energy Florida LLC, 6.40%, 06/15/38(a)	$6,065	$7,530,894
Emera U.S. Finance LP
2.70%, 06/15/21 (Call 05/15/21)	5,777	5,602,199
3.55%, 06/15/26 (Call 03/15/26)	12,473	11,573,800
4.75%, 06/15/46 (Call 12/15/45)	11,699	10,939,786
Entergy Corp., 2.95%, 09/01/26 (Call 06/01/26)	9,076	8,236,677
Exelon Corp.
3.40%, 04/15/26 (Call 01/15/26)	9,627	9,058,047
3.50%, 06/01/22 (Call 05/01/22)(a)	13,498	13,153,839
3.95%, 06/15/25 (Call 03/15/25)(a)	15,648	15,371,752
4.45%, 04/15/46 (Call 10/15/45)(a)	8,302	7,764,777
5.10%, 06/15/45 (Call 12/15/44)	1,783	1,823,356
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)(a)	14,152	14,165,103
6.25%, 10/01/39(a)	12,205	12,900,651
FirstEnergy Corp.
Series B, 3.90%, 07/15/27 (Call 04/15/27)	21,685	20,768,453
Series B, 4.25%, 03/15/23 (Call 12/15/22)	16,588	16,754,477
Series C, 4.85%, 07/15/47 (Call 01/15/47)(a)	6,550	6,386,460
Series C, 7.38%, 11/15/31	16,013	20,124,964
Florida Power & Light Co., 3.95%, 03/01/48 (Call 09/01/47)(a)	720	667,154
Fortis Inc./Canada, 3.06%, 10/04/26 (Call 07/04/26)	13,563	12,262,479
Georgia Power Co., 4.30%, 03/15/42(a)	11,870	10,843,233
NextEra Energy Capital Holdings Inc., 3.55%, 05/01/27 (Call 02/01/27)(a)	19,554	18,585,001
Oncor Electric Delivery Co. LLC, 7.00%, 09/01/22	13,025	14,631,810
Pacific Gas & Electric Co.
3.30%, 12/01/27 (Call 09/01/27)	22,078	19,595,563
3.95%, 12/01/47 (Call 06/01/47)	12,745	10,262,291
5.40%, 01/15/40	11,054	10,994,819
5.80%, 03/01/37	8,301	8,641,897
6.05%, 03/01/34	38,660	41,244,247
Sempra Energy
2.90%, 02/01/23 (Call 01/01/23)(a)	1,385	1,329,651
3.25%, 06/15/27 (Call 03/15/27)	12,567	11,571,875
3.40%, 02/01/28 (Call 10/01/27)(a)	15,299	14,147,007
3.80%, 02/01/38 (Call 08/01/37)	11,765	10,305,485
4.00%, 02/01/48 (Call 08/01/47)(a)	11,539	10,030,354
6.00%, 10/15/39(a)	6,367	7,148,604
Southern California Edison Co.
4.00%, 04/01/47 (Call 10/01/46)	12,681	11,571,256
4.65%, 10/01/43 (Call 04/01/43)(a)	11,241	11,233,407
Series C, 4.13%, 03/01/48 (Call 09/01/47)	6,940	6,422,700
Southern Co. (The)
2.35%, 07/01/21 (Call 06/01/21)	3,104	3,011,025
2.95%, 07/01/23 (Call 05/01/23)(a)	20,633	19,702,693
3.25%, 07/01/26 (Call 04/01/26)(a)	25,489	23,627,034
4.40%, 07/01/46 (Call 01/01/46)	18,822	17,301,084
Virginia Electric & Power Co.
Series A, 3.15%, 01/15/26 (Call 10/15/25)(a)	8,957	8,581,059
Series A, 3.50%, 03/15/27 (Call 12/15/26)	9,694	9,379,787

		658,142,640

Electronics — 0.1%
Fortive Corp.
2.35%, 06/15/21 (Call 05/15/21)(a)	4,070	3,930,406
3.15%, 06/15/26 (Call 03/15/26)(a)	11,657	10,805,449

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronics (continued)
Honeywell International Inc.
1.85%, 11/01/21 (Call 10/01/21)(a)	$17,634	$16,891,467
2.50%, 11/01/26 (Call 08/01/26)(a)	16,279	14,919,170

		46,546,492

Environmental Control — 0.1%
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)(a)	10,958	10,896,987
3.95%, 05/15/28 (Call 02/15/28)(a)	9,765	9,561,032
Waste Management Inc.
3.15%, 11/15/27 (Call 08/15/27)(a)	4,948	4,637,454
4.10%, 03/01/45 (Call 09/01/44)(a)	8,012	7,568,983

		32,664,456

Food — 1.7%
Campbell Soup Co.
3.65%, 03/15/23 (Call 02/15/23)(a)	9,726	9,424,961
3.95%, 03/15/25 (Call 01/15/25)(a)	8,336	7,901,544
4.15%, 03/15/28 (Call 12/15/27)(a)	14,677	13,560,645
4.80%, 03/15/48 (Call 09/15/47)(a)	3,003	2,546,253
Conagra Brands Inc.
3.20%, 01/25/23 (Call 10/25/22)	10,000	9,669,268
4.30%, 05/01/24 (Call 04/01/24)	10,085	10,103,328
4.60%, 11/01/25 (Call 09/01/25)	10,000	10,012,870
4.85%, 11/01/28 (Call 08/01/28)(a)	10,000	9,965,883
5.30%, 11/01/38 (Call 05/01/38)	10,000	9,678,960
5.40%, 11/01/48 (Call 05/01/48)(a)	13,250	12,669,384
General Mills Inc.
3.15%, 12/15/21 (Call 09/15/21)(a)	4,736	4,663,782
3.20%, 02/10/27 (Call 11/10/26)(a)	7,128	6,429,592
3.70%, 10/17/23 (Call 09/17/23)	9,273	9,137,021
4.00%, 04/17/25 (Call 02/17/25)(a)	7,128	6,983,620
4.20%, 04/17/28 (Call 01/17/28)(a)	20,802	20,074,184
JM Smucker Co. (The)
3.50%, 10/15/21(a)	6,731	6,714,853
3.50%, 03/15/25(a)	16,954	16,137,563
Kellogg Co.
3.25%, 04/01/26(a)	12,102	11,195,399
Series B, 7.45%, 04/01/31(a)	1,687	2,082,758
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)(a)	28,265	25,355,624
3.50%, 06/06/22(a)	22,257	22,012,954
3.50%, 07/15/22 (Call 05/15/22)(a)	15,390	15,195,678
3.95%, 07/15/25 (Call 04/15/25)(a)	30,726	29,658,603
4.00%, 06/15/23 (Call 05/15/23)(a)	18,798	18,696,656
4.38%, 06/01/46 (Call 12/01/45)(a)	34,023	28,297,273
4.63%, 01/30/29 (Call 10/30/28)(a)	10,466	10,200,687
5.00%, 07/15/35 (Call 01/15/35)	10,232	9,668,887
5.00%, 06/04/42(a)	24,245	22,223,003
5.20%, 07/15/45 (Call 01/15/45)(a)	18,287	17,111,369
6.50%, 02/09/40	7,659	8,286,212
6.88%, 01/26/39	11,072	12,531,916
Kroger Co. (The)
2.65%, 10/15/26 (Call 07/15/26)(a)	13,699	12,000,698
4.45%, 02/01/47 (Call 08/01/46)(a)	17,542	15,228,200
McCormick &Co. Inc./MD
2.70%, 08/15/22 (Call 07/15/22)(a)	3,780	3,630,195
3.40%, 08/15/27 (Call 05/15/27)	8,411	7,902,526
Mondelez International Inc., 3.63%, 05/07/23 (Call 04/07/23)	3,730	3,684,649

Security	Par (000)	Value

Food (continued)
Sysco Corp.
3.25%, 07/15/27 (Call 04/15/27)(a)	$10,454	$9,647,352
3.30%, 07/15/26 (Call 04/15/26)(a)	12,361	11,571,967
3.75%, 10/01/25 (Call 07/01/25)	11,141	10,838,174
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)(a)	15,633	14,569,046
3.95%, 08/15/24 (Call 05/15/24)(a)	12,183	12,104,288
4.50%, 06/15/22 (Call 03/15/22)(a)	10,173	10,404,742
4.55%, 06/02/47 (Call 12/02/46)(a)	10,741	9,681,140

		519,453,707

Forest Products & Paper — 0.2%
International Paper Co.
3.00%, 02/15/27 (Call 11/15/26)(a)	13,429	12,076,107
3.65%, 06/15/24 (Call 03/15/24)(a)	10,290	10,185,354
4.35%, 08/15/48 (Call 02/15/48)	20,901	17,906,578
4.40%, 08/15/47 (Call 02/15/47)(a)	9,382	8,091,677
4.75%, 02/15/22 (Call 11/15/21)	8,828	9,112,511
4.80%, 06/15/44 (Call 12/15/43)	8,590	7,882,461
7.30%, 11/15/39(a)	1,042	1,252,367

		66,507,055

Gas — 0.1%
NiSource Inc.
3.49%, 05/15/27 (Call 02/15/27)	10,556	9,910,234
3.95%, 03/30/48 (Call 09/30/47)(a)	5,521	4,733,852
4.38%, 05/15/47 (Call 11/15/46)	11,132	10,207,751
4.80%, 02/15/44 (Call 08/15/43)(a)	13,410	13,047,453

		37,899,290

Health Care - Products — 1.9%
Abbott Laboratories
2.55%, 03/15/22(a)	4,880	4,720,098
2.90%, 11/30/21 (Call 10/30/21)(a)	36,840	36,158,408
2.95%, 03/15/25 (Call 12/15/24)(a)	3,890	3,671,691
3.40%, 11/30/23 (Call 09/30/23)(a)	7,974	7,885,756
3.75%, 11/30/26 (Call 08/30/26)	18,970	18,637,539
4.75%, 11/30/36 (Call 05/30/36)(a)	29,044	29,619,731
4.90%, 11/30/46 (Call 05/30/46)	40,036	41,256,157
Becton Dickinson and Co.
2.89%, 06/06/22 (Call 05/06/22)	22,728	21,953,373
3.13%, 11/08/21(a)	10,123	9,923,556
3.36%, 06/06/24 (Call 04/06/24)(a)	21,303	20,345,170
3.70%, 06/06/27 (Call 03/06/27)	34,109	32,040,187
3.73%, 12/15/24 (Call 09/15/24)	19,779	19,171,350
4.67%, 06/06/47 (Call 12/06/46)(a)	16,120	15,110,438
4.69%, 12/15/44 (Call 06/15/44)	10,993	10,203,287
Boston Scientific Corp.
3.85%, 05/15/25(a)	13,275	13,097,175
4.00%, 03/01/28 (Call 12/01/27)	12,929	12,608,709
Medtronic Global Holdings SCA, 3.35%, 04/01/27 (Call 01/01/27)	14,039	13,449,831
Medtronic Inc.
3.15%, 03/15/22(a)	24,403	24,135,799
3.50%, 03/15/25	52,150	51,041,286
3.63%, 03/15/24 (Call 12/15/23)(a)	2,432	2,421,041
4.38%, 03/15/35	24,178	24,072,054
4.63%, 03/15/45(a)	53,308	53,975,661
Stryker Corp.
3.38%, 11/01/25 (Call 08/01/25)	7,081	6,726,139
3.50%, 03/15/26 (Call 12/15/25)	11,772	11,232,434
4.63%, 03/15/46 (Call 09/15/45)(a)	13,446	13,040,405

2 0 1 8 i S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
Thermo Fisher Scientific Inc.
2.95%, 09/19/26 (Call 06/19/26)	$14,682	$13,407,642
3.00%, 04/15/23 (Call 02/15/23)	16,977	16,356,935
3.15%, 01/15/23 (Call 10/15/22)(a)	4,112	4,001,627
3.20%, 08/15/27 (Call 05/15/27)	19,130	17,630,527
3.30%, 02/15/22(a)	4,255	4,233,614
3.60%, 08/15/21 (Call 05/15/21)(a)	2,753	2,751,167
4.10%, 08/15/47 (Call 02/15/47)	9,213	8,252,739
4.15%, 02/01/24 (Call 11/01/23)(a)	10,908	11,007,879
Zimmer Biomet Holdings Inc.
3.15%, 04/01/22 (Call 02/01/22)	2,898	2,819,437
3.55%, 04/01/25 (Call 01/01/25)(a)	28,754	27,149,990

		604,108,832

Health Care - Services — 2.1%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	9,771	9,369,642
2.80%, 06/15/23 (Call 04/15/23)(a)	14,832	14,143,869
3.50%, 11/15/24 (Call 08/15/24)(a)	10,332	10,041,319
3.88%, 08/15/47 (Call 02/15/47)(a)	5,431	4,591,869
6.63%, 06/15/36	8,245	9,811,235
Anthem Inc.
2.95%, 12/01/22 (Call 11/01/22)	11,417	11,024,681
3.13%, 05/15/22	11,366	11,108,277
3.30%, 01/15/23	15,223	14,856,710
3.35%, 12/01/24 (Call 10/01/24)(a)	8,668	8,326,971
3.50%, 08/15/24 (Call 05/15/24)	13,456	13,060,037
3.65%, 12/01/27 (Call 09/01/27)(a)	15,389	14,380,288
4.10%, 03/01/28 (Call 12/01/27)	13,860	13,402,336
4.38%, 12/01/47 (Call 06/01/47)	13,279	11,968,837
4.55%, 03/01/48 (Call 09/01/47)(a)	10,307	9,566,542
4.63%, 05/15/42(a)	8,811	8,314,459
4.65%, 01/15/43	11,001	10,405,981
4.65%, 08/15/44 (Call 02/15/44)	9,608	9,082,286
5.85%, 01/15/36	553	603,666
Cigna Corp.
3.05%, 10/15/27 (Call 07/15/27)	1,407	1,246,993
3.25%, 04/15/25 (Call 01/15/25)(a)	7,068	6,654,207
3.88%, 10/15/47 (Call 04/15/47)(a)	5,691	4,613,687
4.00%, 02/15/22 (Call 11/15/21)(a)	3,945	3,969,567
Halfmoon Parent Inc.
3.75%, 07/15/23 (Call 06/15/23)(a)(b)	36,685	36,385,944
4.13%, 11/15/25 (Call 09/15/25)(b)	29,715	29,332,767
4.38%, 10/15/28 (Call 07/15/28)(b)	46,125	45,032,589
4.80%, 08/15/38 (Call 02/15/38)(b)	30,965	29,813,018
4.90%, 12/15/48 (Call 06/15/48)(a)(b)	40,145	38,074,096
Humana Inc., 4.95%, 10/01/44 (Call 04/01/44)	7,133	7,146,707
Kaiser Foundation Hospitals, 4.15%, 05/01/47 (Call 11/01/46)(a)	5,149	4,896,386
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)(a)	19,155	18,412,355
4.70%, 02/01/45 (Call 08/01/44)(a)	8,239	7,664,633
UnitedHealth Group Inc.
2.38%, 10/15/22(a)	10,094	9,655,451
2.88%, 12/15/21(a)	9,552	9,406,575
2.88%, 03/15/22 (Call 12/15/21)(a)	18,812	18,443,317
2.88%, 03/15/23	5,149	4,994,262
2.95%, 10/15/27(a)	12,298	11,356,509
3.10%, 03/15/26	7,719	7,306,789
3.35%, 07/15/22(a)	16,084	15,954,829
3.38%, 04/15/27(a)	1,619	1,552,795

Security	Par (000)	Value

Health Care - Services (continued)
3.45%, 01/15/27(a)	$7,599	$7,323,730
3.50%, 06/15/23(a)	4,290	4,272,596
3.75%, 07/15/25	25,536	25,312,611
3.75%, 10/15/47 (Call 04/15/47)(a)	10,965	9,663,601
3.85%, 06/15/28(a)	14,847	14,677,835
4.20%, 01/15/47 (Call 07/15/46)	8,498	8,047,384
4.25%, 03/15/43 (Call 09/15/42)(a)	11,958	11,415,950
4.25%, 04/15/47 (Call 10/15/46)(a)	1,509	1,444,121
4.25%, 06/15/48 (Call 12/15/47)(a)	23,480	22,381,070
4.63%, 07/15/35	10,379	10,648,599
4.75%, 07/15/45(a)	24,083	24,565,674
5.80%, 03/15/36	6,966	7,976,668
6.88%, 02/15/38(a)	13,236	17,148,624

		660,850,944

Holding Companies - Diversified — 0.0%
Ares Capital Corp., 3.50%, 02/10/23 (Call 01/10/23)	1,207	1,149,954

Housewares — 0.2%
Newell Brands Inc.
3.85%, 04/01/23 (Call 02/01/23)	21,522	20,799,528
4.20%, 04/01/26 (Call 01/01/26)(a)	28,961	26,601,040
5.50%, 04/01/46 (Call 10/01/45)(a)	25,069	21,630,145

		69,030,713

Insurance — 1.9%
Aflac Inc., 3.63%, 11/15/24	4,141	4,086,823
American International Group Inc.
3.75%, 07/10/25 (Call 04/10/25)	18,863	18,047,254
3.88%, 01/15/35 (Call 07/15/34)	6,291	5,411,959
3.90%, 04/01/26 (Call 01/01/26)	21,950	20,979,391
4.13%, 02/15/24(a)	15,777	15,689,414
4.20%, 04/01/28 (Call 01/01/28)(a)	10,503	10,121,135
4.38%, 01/15/55 (Call 07/15/54)	6,515	5,334,533
4.50%, 07/16/44 (Call 01/16/44)(a)	23,975	21,246,336
4.75%, 04/01/48 (Call 10/01/47)(a)	12,967	11,915,947
4.80%, 07/10/45 (Call 01/10/45)(a)	12,920	12,016,738
4.88%, 06/01/22	17,165	17,636,514
6.25%, 05/01/36	6,567	7,218,215
Aon PLC, 3.88%, 12/15/25 (Call 09/15/25)(a)	14,098	13,792,674
Athene Holding Ltd., 4.13%, 01/12/28 (Call 10/12/27)(a)	13,646	12,449,820
AXA Equitable Holdings Inc.
3.90%, 04/20/23 (Call 03/20/23)(b)	11,947	11,801,967
4.35%, 04/20/28 (Call 01/20/28)(a)(b)	15,251	14,586,659
5.00%, 04/20/48 (Call 10/20/47)(b)	9,758	8,704,607
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	4,985	4,929,683
4.20%, 08/15/48 (Call 02/15/48)(a)	28,210	26,889,967
5.75%, 01/15/40(a)	9,803	11,333,909
Berkshire Hathaway Inc.
2.75%, 03/15/23 (Call 01/15/23)	28,119	27,296,350
3.13%, 03/15/26 (Call 12/15/25)(a)	33,251	31,653,559
4.50%, 02/11/43(a)	11,324	11,369,006
Brighthouse Financial Inc.
3.70%, 06/22/27 (Call 03/22/27)(a)	21,185	18,229,735
4.70%, 06/22/47 (Call 12/22/46)	20,391	15,738,441
Chubb Corp. (The), 6.00%, 05/11/37(a)	12,079	14,304,122
Chubb INA Holdings Inc.
2.88%, 11/03/22 (Call 09/03/22)(a)	8,741	8,530,016
3.15%, 03/15/25(a)	11,585	11,114,683
3.35%, 05/03/26 (Call 02/03/26)	10,409	10,003,811
4.35%, 11/03/45 (Call 05/03/45)	17,003	16,748,011

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Manulife Financial Corp.
4.15%, 03/04/26	$12,524	$12,422,668
5.38%, 03/04/46(a)	10,779	11,494,242
MetLife Inc.
3.60%, 04/10/24(a)	9,440	9,375,874
4.05%, 03/01/45(a)	13,451	12,011,684
4.13%, 08/13/42	4,131	3,739,330
4.60%, 05/13/46 (Call 11/13/45)(a)	4,638	4,513,283
4.88%, 11/13/43(a)	9,839	9,954,405
5.70%, 06/15/35	10,450	11,625,380
5.88%, 02/06/41	6,107	6,974,847
6.38%, 06/15/34(a)	8,453	9,963,564
Series D, 4.37%, 09/15/23	15,513	15,972,481
Progressive Corp. (The), 4.13%, 04/15/47 (Call 10/15/46)	10,754	10,116,843
Prudential Financial Inc.
3.91%, 12/07/47 (Call 06/07/47)(a)	7,677	6,655,987
3.94%, 12/07/49 (Call 06/07/49)(a)	19,221	16,622,257
4.60%, 05/15/44	13,420	13,037,518
5.70%, 12/14/36	5,199	5,747,799
Travelers Companies Inc. (The)
5.35%, 11/01/40(a)	8,697	9,643,116
6.25%, 06/15/37(a)	9,519	11,547,595

		600,600,152

Internet — 1.3%
Alphabet Inc.
2.00%, 08/15/26 (Call 05/15/26)	28,484	25,220,947
3.38%, 02/25/24(a)	13,337	13,306,824
Amazon.com Inc.
2.40%, 02/22/23 (Call 01/22/23)	18,336	17,513,431
2.50%, 11/29/22 (Call 08/29/22)	15,583	14,998,589
2.80%, 08/22/24 (Call 06/22/24)	24,517	23,375,055
3.15%, 08/22/27 (Call 05/22/27)(a)	53,802	50,596,455
3.30%, 12/05/21 (Call 10/05/21)(a)	2,973	2,972,582
3.80%, 12/05/24 (Call 09/05/24)(a)	9,725	9,772,547
3.88%, 08/22/37 (Call 02/22/37)(a)	37,033	34,924,315
4.05%, 08/22/47 (Call 02/22/47)(a)	44,587	41,633,463
4.25%, 08/22/57 (Call 02/22/57)(a)	21,258	19,918,752
4.80%, 12/05/34 (Call 06/05/34)	29,998	31,561,361
4.95%, 12/05/44 (Call 06/05/44)(a)	13,009	13,983,430
5.20%, 12/03/25 (Call 09/03/25)	3,990	4,317,933
Booking Holdings Inc., 3.60%, 06/01/26 (Call 03/01/26)(a)	14,481	13,825,228
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)(a)	7,303	7,010,922
2.75%, 01/30/23 (Call 12/30/22)(a)	10,994	10,520,994
3.45%, 08/01/24 (Call 05/01/24)	10,228	9,814,630
3.60%, 06/05/27 (Call 03/05/27)(a)	10,077	9,327,775
3.80%, 03/09/22 (Call 02/09/22)	12,435	12,460,697
4.00%, 07/15/42 (Call 01/15/42)	10,471	8,007,894
Expedia Group Inc.
3.80%, 02/15/28 (Call 11/15/27)	18,309	16,574,233
5.00%, 02/15/26 (Call 11/15/25)	6,661	6,684,838

		398,322,895

Machinery — 0.5%
ABB Finance USA Inc.
2.88%, 05/08/22(a)	17,097	16,714,974
3.80%, 04/03/28 (Call 01/03/28)	1,515	1,497,130
4.38%, 05/08/42	4,966	4,845,225

Security	Par (000)	Value

Machinery (continued)
Caterpillar Financial Services Corp., 1.70%, 08/09/21(a)	$8,996	$8,596,077
Caterpillar Inc.
3.40%, 05/15/24 (Call 02/15/24)(a)	10,418	10,311,211
3.80%, 08/15/42(a)	20,337	18,526,055
5.20%, 05/27/41	9,279	10,138,705
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)(a)	6,886	6,684,493
3.90%, 06/09/42 (Call 12/09/41)(a)	15,774	14,881,323
John Deere Capital Corp., 2.80%, 03/06/23(a)	17,744	17,198,097
Wabtec Corp.
4.15%, 03/15/24 (Call 02/15/24)	15,005	14,637,036
4.70%, 09/15/28 (Call 06/15/28)(a)	17,095	16,513,038

		140,543,364

Manufacturing — 0.9%
3M Co.
2.88%, 10/15/27 (Call 07/15/27)	2,970	2,767,926
3.63%, 09/14/28 (Call 06/14/28)(a)	7,000	6,899,089
5.70%, 03/15/37(a)	1,410	1,637,922
Eaton Corp.
2.75%, 11/02/22(a)	16,851	16,266,873
4.15%, 11/02/42	8,352	7,626,635
General Electric Co.
2.70%, 10/09/22(a)	40,002	37,808,090
3.10%, 01/09/23	13,128	12,584,795
3.15%, 09/07/22(a)	9,435	9,109,637
3.38%, 03/11/24(a)	4,849	4,608,606
3.45%, 05/15/24 (Call 02/13/24)	1,322	1,259,151
4.13%, 10/09/42	23,231	18,898,181
4.50%, 03/11/44(a)	29,396	25,185,605
4.65%, 10/17/21(a)	16,708	17,014,236
5.88%, 01/14/38(a)	35,125	35,793,176
6.15%, 08/07/37	12,477	13,081,673
6.88%, 01/10/39(a)	22,350	25,384,082
Series A, 6.75%, 03/15/32	31,422	35,501,999
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)(a)	8,416	7,695,706
3.90%, 09/01/42 (Call 03/01/42)(a)	16,090	15,109,405

		294,232,787

Media — 4.7%
21st Century Fox America Inc.
3.00%, 09/15/22(a)	15,401	15,005,869
6.15%, 03/01/37	18,278	21,987,694
6.15%, 02/15/41(a)	15,518	18,824,070
6.20%, 12/15/34(a)	7,579	9,117,926
6.40%, 12/15/35(a)	12,584	15,380,522
6.65%, 11/15/37(a)	13,308	16,940,533
CBS Corp.
3.50%, 01/15/25 (Call 10/15/24)(a)	195	184,219
4.00%, 01/15/26 (Call 10/15/25)	22,421	21,607,501
7.88%, 07/30/30(a)	5,095	6,240,075
Charter Communications Operating LLC/Charter Communications Operating Capital
3.75%, 02/15/28 (Call 11/15/27)	16,330	14,773,318
4.20%, 03/15/28 (Call 12/15/27)(a)	17,593	16,513,251
4.46%, 07/23/22 (Call 05/23/22)(a)	34,117	34,523,374
4.50%, 02/01/24 (Call 01/01/24)(a)	6,335	6,345,374
4.91%, 07/23/25 (Call 04/23/25)	55,593	55,874,134
5.38%, 04/01/38 (Call 10/01/37)(a)	10,519	9,726,925

2 0 1 8 i S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
5.38%, 05/01/47 (Call 11/01/46)	$32,073	$28,905,788
5.75%, 04/01/48 (Call 10/01/47)(a)	19,359	18,206,789
6.38%, 10/23/35 (Call 04/23/35)(a)	25,344	26,102,761
6.48%, 10/23/45 (Call 04/23/45)(a)	43,271	44,141,141
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22(a)	12,108	14,686,979
Comcast Corp.
2.35%, 01/15/27 (Call 10/15/26)(a)	13,800	12,064,582
2.75%, 03/01/23 (Call 02/01/23)(a)	12,582	12,106,894
2.85%, 01/15/23	6,714	6,491,478
3.00%, 02/01/24 (Call 01/01/24)	17,866	17,198,047
3.13%, 07/15/22	9,117	8,971,498
3.15%, 03/01/26 (Call 12/01/25)(a)	19,597	18,363,367
3.15%, 02/15/28 (Call 11/15/27)(a)	16,412	15,060,140
3.20%, 07/15/36 (Call 01/15/36)	18,081	14,881,337
3.30%, 02/01/27 (Call 11/01/26)	8,182	7,658,942
3.38%, 02/15/25 (Call 11/15/24)(a)	15,792	15,284,819
3.38%, 08/15/25 (Call 05/15/25)(a)	16,403	15,791,001
3.40%, 07/15/46 (Call 01/15/46)(a)	21,877	17,307,450
3.55%, 05/01/28 (Call 02/01/28)(a)	13,394	12,648,503
3.60%, 03/01/24(a)	10,417	10,320,956
3.70%, 04/15/24 (Call 03/15/24)(a)	32,665	32,528,235
3.90%, 03/01/38 (Call 09/01/37)	12,483	11,143,664
3.95%, 10/15/25 (Call 08/15/25)(a)	28,275	28,222,929
3.97%, 11/01/47 (Call 05/01/47)	20,111	17,475,258
4.00%, 08/15/47 (Call 02/15/47)	7,690	6,707,454
4.00%, 03/01/48 (Call 09/01/47)(a)	17,725	15,464,538
4.00%, 11/01/49 (Call 05/01/49)	18,473	15,869,593
4.05%, 11/01/52 (Call 05/01/52)	15,558	13,294,642
4.15%, 10/15/28 (Call 07/15/28)(a)	43,600	43,205,974
4.20%, 08/15/34 (Call 02/15/34)	16,674	15,662,215
4.25%, 10/15/30 (Call 07/15/30)(a)	15,341	15,135,423
4.25%, 01/15/33(a)	23,841	22,929,735
4.40%, 08/15/35 (Call 02/15/35)	8,564	8,152,895
4.60%, 10/15/38 (Call 04/15/38)	35,000	34,233,707
4.60%, 08/15/45 (Call 02/15/45)	20,037	19,150,030
4.65%, 07/15/42(a)	16,823	16,065,245
4.70%, 10/15/48 (Call 04/15/48)	52,265	50,743,942
4.75%, 03/01/44	16,376	15,970,258
4.95%, 10/15/58 (Call 04/15/58)	25,000	24,462,403
5.65%, 06/15/35	3,506	3,819,107
6.40%, 05/15/38(a)	3,411	3,992,541
6.45%, 03/15/37	10,042	11,763,380
6.50%, 11/15/35(a)	6,800	7,995,392
6.95%, 08/15/37(a)	12,544	15,376,807
7.05%, 03/15/33	8,839	10,902,386
Discovery Communications LLC
2.95%, 03/20/23 (Call 02/20/23)	12,728	12,092,716
3.95%, 03/20/28 (Call 12/20/27)(a)	24,112	22,412,186
4.88%, 04/01/43(a)	7,682	6,815,337
5.00%, 09/20/37 (Call 03/20/37)(a)	22,002	20,511,127
5.20%, 09/20/47 (Call 03/20/47)(a)	21,838	20,154,561
6.35%, 06/01/40	1,886	1,986,893
NBCUniversal Media LLC
2.88%, 01/15/23	11,208	10,853,614
4.45%, 01/15/43	17,502	16,317,510
5.95%, 04/01/41(a)	4,208	4,693,118
Time Warner Cable LLC
4.00%, 09/01/21 (Call 06/01/21)	3,433	3,432,964
4.50%, 09/15/42 (Call 03/15/42)	19,946	15,988,219

Security	Par (000)	Value

Media (continued)
5.50%, 09/01/41 (Call 03/01/41)	$7,339	$6,707,780
5.88%, 11/15/40 (Call 05/15/40)(a)	10,199	9,745,175
6.55%, 05/01/37	16,253	16,793,087
6.75%, 06/15/39	21,456	22,446,300
7.30%, 07/01/38	19,275	21,250,051
Time Warner Entertainment Co. LP
8.38%, 03/15/23(a)	14,277	16,450,119
8.38%, 07/15/33(a)	11,354	13,773,076
Viacom Inc.
4.25%, 09/01/23 (Call 06/01/23)	17,189	17,220,559
4.38%, 03/15/43	11,426	9,345,288
5.85%, 09/01/43 (Call 03/01/43)	18,567	18,482,533
6.88%, 04/30/36(a)	14,171	15,647,630
Walt Disney Co. (The)
1.85%, 07/30/26(a)	8,671	7,544,954
2.35%, 12/01/22(a)	14,496	13,877,854
2.75%, 08/16/21	1,768	1,741,510
2.95%, 06/15/27(a)	10,184	9,568,208
3.00%, 02/13/26(a)	12,895	12,286,312
3.15%, 09/17/25	12,872	12,398,986
4.13%, 06/01/44(a)	10,803	10,269,762
Warner Media LLC
2.95%, 07/15/26 (Call 04/15/26)	11,492	10,232,303
3.55%, 06/01/24 (Call 03/01/24)	14,353	13,876,165
3.60%, 07/15/25 (Call 04/15/25)	19,119	18,080,699
3.80%, 02/15/27 (Call 11/15/26)	19,911	18,659,699
4.85%, 07/15/45 (Call 01/15/45)(a)	4,414	3,914,243

		1,475,075,548

Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	9,548	9,154,332
3.25%, 06/15/25 (Call 03/15/25)	7,936	7,640,855

		16,795,187

Mining — 0.5%
Barrick Gold Corp., 5.25%, 04/01/42	12,725	12,751,086
Barrick North America Finance LLC
5.70%, 05/30/41(a)	9,697	10,328,852
5.75%, 05/01/43	12,006	12,855,840
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39 .	9,688	10,350,029
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22(a)	1,955	1,920,717
4.13%, 02/24/42	9,527	9,075,217
5.00%, 09/30/43(a)	27,652	29,612,925
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)	6,862	6,779,975
4.88%, 03/15/42 (Call 09/15/41)(a)	10,119	9,484,531
6.25%, 10/01/39	6,870	7,557,471
Rio Tinto Alcan Inc., 6.13%, 12/15/33(a)	4,356	5,135,663
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25 (Call 03/15/25)	12,753	12,643,679
5.20%, 11/02/40(a)	17,881	19,215,790
7.13%, 07/15/28(a)	6,496	7,991,119
Rio Tinto Finance USA PLC, 4.13%, 08/21/42 (Call 02/21/42)(a)	9,411	8,891,625

		164,594,519

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Office & Business Equipment — 0.0%
Xerox Corp.
3.63%, 03/15/23 (Call 02/15/23)	$5,124	$4,692,795
4.50%, 05/15/21	3,753	3,717,019

		8,409,814

Oil &Gas — 5.7%
Anadarko Finance Co., Series B, 7.50%, 05/01/31	6,340	7,487,295
Anadarko Petroleum Corp.
5.55%, 03/15/26 (Call 12/15/25)	16,654	17,346,635
6.20%, 03/15/40	6,484	6,822,819
6.45%, 09/15/36	17,175	18,585,196
6.60%, 03/15/46 (Call 09/15/45)(a)	10,361	11,500,794
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	10,116	9,899,172
4.25%, 01/15/44 (Call 07/15/43)	11,905	9,958,434
4.75%, 04/15/43 (Call 10/15/42)	23,049	20,483,540
5.10%, 09/01/40 (Call 03/01/40)	14,298	13,358,061
6.00%, 01/15/37	9,593	10,064,669
BP Capital Markets PLC
2.11%, 09/16/21 (Call 08/16/21)	5,866	5,652,994
2.50%, 11/06/22(a)	10,528	10,093,803
2.75%, 05/10/23(a)	21,193	20,398,284
3.02%, 01/16/27 (Call 10/16/26)(a)	5,481	5,077,572
3.06%, 03/17/22(a)	13,947	13,745,142
3.12%, 05/04/26 (Call 02/04/26)	10,814	10,148,524
3.22%, 11/28/23 (Call 09/28/23)	12,266	11,941,136
3.22%, 04/14/24 (Call 02/14/24)(a)	14,016	13,621,609
3.25%, 05/06/22(a)	19,321	19,102,551
3.28%, 09/19/27 (Call 06/19/27)(a)	18,164	17,067,788
3.51%, 03/17/25(a)	9,098	8,850,393
3.54%, 11/04/24	11,413	11,222,451
3.56%, 11/01/21(a)	12,451	12,484,565
3.59%, 04/14/27 (Call 01/14/27)	6,367	6,126,658
3.72%, 11/28/28 (Call 08/28/28)(a)	10,400	10,087,068
3.81%, 02/10/24(a)	14,633	14,660,168
3.99%, 09/26/23(a)	12,647	12,809,124
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (Call 12/15/22)	11,480	11,029,296
3.85%, 06/01/27 (Call 03/01/27)(a)	17,179	16,282,691
4.95%, 06/01/47 (Call 12/01/46)(a)	8,523	8,332,275
6.25%, 03/15/38(a)	16,166	18,193,808
Cenovus Energy Inc.
4.25%, 04/15/27 (Call 01/15/27)(a)	16,953	15,959,515
4.45%, 09/15/42 (Call 03/15/42)	5,033	4,146,037
5.25%, 06/15/37 (Call 12/15/36)	1,859	1,745,225
5.40%, 06/15/47 (Call 12/15/46)(a)	23,129	21,665,170
6.75%, 11/15/39	13,768	14,693,968
Chevron Corp.
2.10%, 05/16/21 (Call 04/15/21)(a)	6,288	6,101,871
2.36%, 12/05/22 (Call 09/05/22)(a)	21,721	20,842,755
2.57%, 05/16/23 (Call 03/16/23)(a)	12,810	12,289,309
2.90%, 03/03/24 (Call 01/03/24)	8,478	8,180,252
2.95%, 05/16/26 (Call 02/16/26)(a)	35,029	32,912,958
3.19%, 06/24/23 (Call 03/24/23)(a)	35,271	34,695,758
3.33%, 11/17/25 (Call 08/17/25)	4,733	4,590,074
Concho Resources Inc.
3.75%, 10/01/27 (Call 07/01/27)	19,738	18,555,650
4.30%, 08/15/28 (Call 05/15/28)	6,130	5,976,933
4.88%, 10/01/47 (Call 04/01/47)	5,281	5,012,827
ConocoPhillips, 6.50%, 02/01/39(a)	34,378	43,000,456

Security	Par (000)	Value

Oil &Gas (continued)
ConocoPhillips Co.
4.30%, 11/15/44 (Call 05/15/44)	$4,964	$4,873,672
4.95%, 03/15/26 (Call 12/15/25)(a)	23,687	25,145,276
ConocoPhillips Holding Co., 6.95%, 04/15/29 .	19,472	23,968,848
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)	11,009	10,709,775
4.75%, 05/15/42 (Call 11/15/41)	10,145	9,123,269
5.00%, 06/15/45 (Call 12/15/44)	6,908	6,422,425
5.60%, 07/15/41 (Call 01/15/41)	7,735	7,683,477
5.85%, 12/15/25 (Call 09/15/25)	947	1,010,023
Encana Corp., 6.50%, 08/15/34	12,225	13,645,717
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)(a)	19,515	18,689,037
4.15%, 01/15/26 (Call 10/15/25)(a)	8,145	8,219,913
EQT Corp.
3.00%, 10/01/22 (Call 09/01/22)(a)	14,424	13,828,763
3.90%, 10/01/27 (Call 07/01/27)(a)	12,319	11,212,261
4.88%, 11/15/21	5,778	5,914,419
Equinor ASA
2.45%, 01/17/23	10,903	10,458,773
2.65%, 01/15/24	16,171	15,417,047
2.75%, 11/10/21	379	372,659
3.15%, 01/23/22(a)	2,505	2,481,736
3.70%, 03/01/24(a)	18,416	18,432,232
3.95%, 05/15/43	6,520	6,015,974
4.80%, 11/08/43(a)	4,777	5,001,840
5.10%, 08/17/40	9,462	10,176,570
Exxon Mobil Corp.
2.40%, 03/06/22 (Call 01/06/22)	11,875	11,508,984
2.71%, 03/06/25 (Call 12/06/24)	24,579	23,199,064
2.73%, 03/01/23 (Call 01/01/23)	17,024	16,551,458
3.04%, 03/01/26 (Call 12/01/25)	37,924	36,182,014
3.18%, 03/15/24 (Call 12/15/23)(a)	6,977	6,853,829
3.57%, 03/06/45 (Call 09/06/44)	6,732	5,987,472
4.11%, 03/01/46 (Call 09/01/45)(a)	29,357	28,332,356
Hess Corp.
4.30%, 04/01/27 (Call 01/01/27)	15,576	14,661,773
5.60%, 02/15/41	18,157	17,340,954
6.00%, 01/15/40	11,797	11,466,141
Husky Energy Inc., 4.00%, 04/15/24 (Call 01/15/24)(a)	5,431	5,365,631
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)	10,779	10,270,046
3.85%, 06/01/25 (Call 03/01/25)	12,667	12,154,593
4.40%, 07/15/27 (Call 04/15/27)	17,263	16,818,937
6.60%, 10/01/37	9,028	10,246,054
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)	7,378	7,190,924
4.75%, 09/15/44 (Call 03/15/44)(a)	14,607	13,435,108
5.13%, 12/15/26 (Call 09/15/26)	237	242,854
6.50%, 03/01/41 (Call 09/01/40)(a)	12,367	13,881,314
Noble Energy Inc.
4.15%, 12/15/21 (Call 09/15/21)(a)	12,613	12,704,447
5.05%, 11/15/44 (Call 05/15/44)	15,745	14,360,078
5.25%, 11/15/43 (Call 05/15/43)	14,446	13,496,930
6.00%, 03/01/41 (Call 09/01/40)	8,138	8,269,639
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	19,520	18,749,196
3.00%, 02/15/27 (Call 11/15/26)(a)	3,296	3,083,121
3.13%, 02/15/22 (Call 11/15/21)(a)	2,995	2,955,119
3.40%, 04/15/26 (Call 01/15/26)	9,085	8,780,448

2 0 1 8 i S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil &Gas (continued)
3.50%, 06/15/25 (Call 03/15/25)(a)	$5,942	$5,837,120
4.10%, 02/15/47 (Call 08/15/46)(a)	11,343	10,418,256
4.20%, 03/15/48 (Call 09/15/47)	11,654	10,861,004
4.40%, 04/15/46 (Call 10/15/45)(a)	19,263	18,484,823
4.63%, 06/15/45 (Call 12/15/44)(a)	11,055	10,957,605
Petro-Canada, 6.80%, 05/15/38(a)	10,415	12,529,792
Phillips 66
3.90%, 03/15/28 (Call 12/15/27)(a)	12,899	12,350,457
4.30%, 04/01/22	22,249	22,673,798
4.65%, 11/15/34 (Call 05/15/34)	17,312	16,740,792
4.88%, 11/15/44 (Call 05/15/44)	17,655	17,120,650
5.88%, 05/01/42	18,098	19,968,014
Shell International Finance BV
1.75%, 09/12/21(a)	7,537	7,222,550
2.25%, 01/06/23	16,330	15,536,520
2.38%, 08/21/22(a)	15,171	14,623,407
2.50%, 09/12/26	18,576	16,848,883
2.88%, 05/10/26	21,005	19,616,151
3.25%, 05/11/25(a)	38,822	37,489,606
3.40%, 08/12/23(a)	5,784	5,745,920
3.75%, 09/12/46	10,298	9,142,398
4.00%, 05/10/46(a)	21,198	19,550,523
4.13%, 05/11/35	15,113	14,686,628
4.38%, 05/11/45(a)	31,386	30,756,915
4.55%, 08/12/43(a)	18,932	19,028,830
5.50%, 03/25/40	6,626	7,484,694
6.38%, 12/15/38	25,874	32,069,783
Suncor Energy Inc.
3.60%, 12/01/24 (Call 09/01/24)	12,174	11,940,410
4.00%, 11/15/47 (Call 05/15/47)(a)	9,194	8,059,420
6.50%, 06/15/38	11,933	14,027,232
6.85%, 06/01/39	4,042	4,913,667
Total Capital Canada Ltd., 2.75%, 07/15/23	1,912	1,841,999
Total Capital International SA
2.70%, 01/25/23(a)	14,947	14,424,000
2.75%, 06/19/21	8,983	8,862,566
2.88%, 02/17/22	11,905	11,683,266
3.70%, 01/15/24(a)	6,508	6,514,046
3.75%, 04/10/24	9,025	9,053,577
Total Capital SA, 3.88%, 10/11/28(a)	20,000	20,064,782
Valero Energy Corp.
3.40%, 09/15/26 (Call 06/15/26)	14,733	13,589,009
4.35%, 06/01/28 (Call 03/01/28)	11,780	11,513,819
6.63%, 06/15/37	13,210	15,117,935
7.50%, 04/15/32	4,203	5,175,995

		1,770,222,305

Oil &Gas Services — 0.7%
Baker Hughes a GE Co. LLC, 5.13%, 09/15/40	2,808	2,766,588
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc.
2.77%, 12/15/22 (Call 11/15/22)	12,613	12,135,387
3.34%, 12/15/27 (Call 09/15/27)(a)	21,430	19,539,311
4.08%, 12/15/47 (Call 06/15/47)	27,115	22,683,625
Halliburton Co.
3.50%, 08/01/23 (Call 05/01/23)(a)	13,859	13,641,002
3.80%, 11/15/25 (Call 08/15/25)(a)	34,791	33,811,254
4.75%, 08/01/43 (Call 02/01/43)	10,276	9,929,805
4.85%, 11/15/35 (Call 05/15/35)	6,160	6,151,337
5.00%, 11/15/45 (Call 05/15/45)(a)	34,428	34,478,692

Security	Par (000)	Value

Oil &Gas Services (continued)
6.70%, 09/15/38(a)	$2,633	$3,140,987
7.45%, 09/15/39	5,771	7,436,761
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	12,861	12,165,630
3.95%, 12/01/42 (Call 06/01/42)	11,977	9,827,188
Schlumberger Investment SA, 3.65%, 12/01/23 (Call 09/01/23)(a)	15,601	15,615,181

		203,322,748

Pharmaceuticals — 7.2%
AbbVie Inc.
2.85%, 05/14/23 (Call 03/14/23)(a)	17,535	16,756,458
2.90%, 11/06/22(a)	27,800	26,856,404
3.20%, 11/06/22 (Call 09/06/22)(a)	7,654	7,475,305
3.20%, 05/14/26 (Call 02/14/26)(a)	26,541	24,312,947
3.60%, 05/14/25 (Call 02/14/25)(a)	49,221	46,970,089
3.75%, 11/14/23 (Call 10/14/23)	17,345	17,157,553
4.25%, 11/14/28 (Call 08/14/28)	22,636	21,811,592
4.30%, 05/14/36 (Call 11/14/35)	17,717	15,822,201
4.40%, 11/06/42	30,864	26,947,223
4.45%, 05/14/46 (Call 11/14/45)	19,881	17,229,568
4.50%, 05/14/35 (Call 11/14/34)(a)	29,714	27,370,368
4.70%, 05/14/45 (Call 11/14/44)(a)	31,120	28,170,621
4.88%, 11/14/48 (Call 05/14/48)	25,410	23,424,638
Allergan Finance LLC, 3.25%, 10/01/22 (Call 07/01/22) .	25,471	24,727,634
Allergan Funding SCS
3.45%, 03/15/22 (Call 01/15/22)	37,863	37,234,054
3.80%, 03/15/25 (Call 12/15/24)(a)	46,254	44,552,528
3.85%, 06/15/24 (Call 03/15/24)(a)	12,205	11,940,778
4.55%, 03/15/35 (Call 09/15/34)(a)	33,474	31,398,374
4.75%, 03/15/45 (Call 09/15/44)	17,749	16,549,771
4.85%, 06/15/44 (Call 12/15/43)(a)	18,497	17,414,439
AstraZeneca PLC
2.38%, 06/12/22 (Call 05/12/22)	12,194	11,623,254
3.13%, 06/12/27 (Call 03/12/27)(a)	7,665	7,010,273
3.38%, 11/16/25	21,516	20,432,777
3.50%, 08/17/23 (Call 07/17/23)(a)	11,436	11,241,222
4.00%, 01/17/29 (Call 10/17/28)(a)	12,218	11,781,125
4.00%, 09/18/42(a)	17,307	15,090,839
4.38%, 11/16/45(a)	11,101	10,175,576
4.38%, 08/17/48 (Call 02/17/48)(a)	8,785	8,000,258
6.45%, 09/15/37	33,761	39,674,931
Bristol-Myers Squibb Co.
2.00%, 08/01/22(a)	5,036	4,775,555
3.25%, 02/27/27	9,127	8,716,604
Cardinal Health Inc.
2.62%, 06/15/22 (Call 05/15/22)(a)	12,725	12,162,513
3.08%, 06/15/24 (Call 04/15/24)	11,860	11,106,707
3.41%, 06/15/27 (Call 03/15/27)(a)	14,423	13,061,563
CVS Health Corp.
2.75%, 12/01/22 (Call 09/01/22)(a)	11,692	11,170,795
2.88%, 06/01/26 (Call 03/01/26)(a)	20,429	18,460,380
3.50%, 07/20/22 (Call 05/20/22)(a)	12,510	12,353,596
3.70%, 03/09/23 (Call 02/09/23)(a)	75,709	74,691,721
3.88%, 07/20/25 (Call 04/20/25)(a)	23,840	23,167,516
4.00%, 12/05/23 (Call 09/05/23)	13,570	13,481,259
4.10%, 03/25/25 (Call 01/25/25)	67,534	66,622,379
4.30%, 03/25/28 (Call 12/25/27)	103,584	100,984,953
4.78%, 03/25/38 (Call 09/25/37)(a)	72,645	69,999,385
5.05%, 03/25/48 (Call 09/25/47)(a)	104,774	102,111,818

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
5.13%, 07/20/45 (Call 01/20/45)	$38,761	$37,981,582
5.30%, 12/05/43 (Call 06/05/43)(a)	2,225	2,225,068
Eli Lilly & Co.
2.35%, 05/15/22(a)	5,013	4,845,388
2.75%, 06/01/25 (Call 03/01/25)(a)	8,755	8,263,527
3.10%, 05/15/27 (Call 02/15/27)(a)	11,886	11,316,455
3.70%, 03/01/45 (Call 09/01/44)(a)	8,461	7,650,844
3.95%, 05/15/47 (Call 11/15/46)(a)	15,580	14,580,844
Express Scripts Holding Co.
3.00%, 07/15/23 (Call 05/15/23)(a)	12,765	12,207,826
3.40%, 03/01/27 (Call 12/01/26)(a)	18,959	17,409,913
3.50%, 06/15/24 (Call 03/15/24)(a)	9,566	9,266,104
3.90%, 02/15/22	11,877	11,887,435
4.50%, 02/25/26 (Call 11/27/25)(a)	18,034	18,130,314
4.75%, 11/15/21(a)	12,404	12,742,593
4.80%, 07/15/46 (Call 01/15/46)(a)	18,113	17,075,589
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23(a)	4,646	4,494,118
3.38%, 05/15/23(a)	17,258	17,085,418
3.63%, 05/15/25(a)	23,506	23,264,039
3.88%, 05/15/28(a)	25,954	25,913,180
6.38%, 05/15/38(a)	32,568	40,321,552
GlaxoSmithKline Capital PLC, 2.85%, 05/08/22	24,815	24,244,506
Johnson & Johnson
2.25%, 03/03/22 (Call 02/03/22)(a)	4,698	4,560,369
2.45%, 03/01/26 (Call 12/01/25)	24,864	22,922,248
2.63%, 01/15/25 (Call 11/15/24)(a)	16,395	15,570,982
2.90%, 01/15/28 (Call 10/15/27)	22,553	20,983,456
2.95%, 03/03/27 (Call 12/03/26)	5,298	5,014,040
3.38%, 12/05/23(a)	5,199	5,225,558
3.40%, 01/15/38 (Call 07/15/37)(a)	18,648	16,725,626
3.50%, 01/15/48 (Call 07/15/47)(a)	10,968	9,609,342
3.55%, 03/01/36 (Call 09/01/35)(a)	11,047	10,175,661
3.63%, 03/03/37 (Call 09/03/36)(a)	16,970	15,732,948
3.70%, 03/01/46 (Call 09/01/45)(a)	22,202	20,120,804
3.75%, 03/03/47 (Call 09/03/46)(a)	15,811	14,469,705
4.38%, 12/05/33 (Call 06/05/33)(a)	3,709	3,870,662
5.95%, 08/15/37	15,993	19,395,709
Mead Johnson Nutrition Co., 4.13%, 11/15/25 (Call 08/15/25)(a)	10,388	10,388,995
Merck & Co. Inc.
2.35%, 02/10/22	2,810	2,732,686
2.40%, 09/15/22 (Call 06/15/22)	8,978	8,645,623
2.75%, 02/10/25 (Call 11/10/24)(a)	33,662	31,894,469
2.80%, 05/18/23(a)	19,367	18,822,766
3.70%, 02/10/45 (Call 08/10/44)(a)	27,390	24,893,799
4.15%, 05/18/43(a)	7,573	7,369,046
Mylan Inc.
4.55%, 04/15/28 (Call 01/15/28)(a)(b)	12,109	11,178,180
5.20%, 04/15/48 (Call 10/15/47)(a)(b)	1,250	1,052,689
Mylan NV
3.95%, 06/15/26 (Call 03/15/26)(a)	24,686	22,652,688
3.95%, 06/15/26 (Call 03/15/26)(b)	1,937	1,780,897
5.25%, 06/15/46 (Call 12/15/45)	15,162	12,959,152
Novartis Capital Corp.
2.40%, 05/17/22 (Call 04/17/22)(a)	9,778	9,435,285
2.40%, 09/21/22(a)	20,414	19,650,026
3.00%, 11/20/25 (Call 08/20/25)	17,724	16,849,406
3.10%, 05/17/27 (Call 02/17/27)(a)	8,212	7,781,143
3.40%, 05/06/24(a)	27,681	27,440,898

Security	Par (000)	Value

Pharmaceuticals (continued)
4.00%, 11/20/45 (Call 05/20/45)	$21,629	$20,592,787
4.40%, 05/06/44(a)	20,157	20,460,282
Pfizer Inc.
2.20%, 12/15/21(a)	6,787	6,576,614
2.75%, 06/03/26(a)	15,833	14,726,422
3.00%, 06/15/23(a)	11,740	11,520,174
3.00%, 12/15/26(a)	21,285	20,107,480
3.20%, 09/15/23 (Call 08/15/23)(a)	5,000	4,942,812
3.40%, 05/15/24(a)	16,313	16,181,550
3.60%, 09/15/28 (Call 06/15/28)	10,695	10,419,004
4.00%, 12/15/36(a)	11,778	11,291,569
4.10%, 09/15/38 (Call 03/15/38)(a)	5,000	4,816,740
4.13%, 12/15/46(a)	8,547	8,128,896
4.20%, 09/15/48 (Call 03/15/48)(a)	15,145	14,557,834
4.30%, 06/15/43	8,485	8,265,975
4.40%, 05/15/44	5,752	5,677,989
7.20%, 03/15/39(a)	22,931	30,891,375
Sanofi, 3.38%, 06/19/23 (Call 05/19/23)	2,110	2,098,876
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (Call 08/23/21)(a)	2,946	2,830,270
2.88%, 09/23/23 (Call 07/23/23)	31,873	30,044,013
3.20%, 09/23/26 (Call 06/23/26)(a)	36,683	33,263,363
Wyeth LLC
5.95%, 04/01/37(a)	24,214	28,432,701
6.50%, 02/01/34	6,563	8,025,532
Zoetis Inc.
3.00%, 09/12/27 (Call 06/12/27)	9,242	8,438,671
3.25%, 02/01/23 (Call 11/01/22)(a)	12,990	12,707,870
3.95%, 09/12/47 (Call 03/12/47)	903	786,283
4.50%, 11/13/25 (Call 08/13/25)	11,503	11,742,166
4.70%, 02/01/43 (Call 08/01/42)(a)	13,880	13,625,412

		2,263,983,357

Pipelines — 3.5%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.25%, 01/15/25 (Call 01/15/21)	350	357,000
Columbia Pipeline Group Inc., 4.50%, 06/01/25 (Call 03/01/25)(a)	12,652	12,711,755
Enable Midstream Partners LP, 4.95%, 05/15/28 (Call 02/15/28)(a)	12,395	12,143,320
Enbridge Inc.
4.25%, 12/01/26 (Call 09/01/26)(a)	11,300	11,085,824
5.50%, 12/01/46 (Call 05/29/46)(a)	9,041	9,438,951
Energy Transfer Operating LP
3.60%, 02/01/23 (Call 11/01/22)(a)	6,550	6,377,675
4.05%, 03/15/25 (Call 12/15/24)	15,035	14,453,407
4.65%, 06/01/21 (Call 03/01/21)	2,941	2,990,544
4.75%, 01/15/26 (Call 10/15/25)(a)	19,145	18,870,062
4.95%, 06/15/28 (Call 03/15/28)(a)	2,662	2,629,035
5.15%, 03/15/45 (Call 09/15/44)(a)	16,405	14,449,322
5.20%, 02/01/22 (Call 11/01/21)	2,422	2,503,528
5.30%, 04/15/47 (Call 10/15/46)(a)	11,196	10,093,509
6.13%, 12/15/45 (Call 06/15/45)(a)	11,039	10,954,500
6.50%, 02/01/42 (Call 08/01/41)	16,598	17,276,012
Series 30Y, 6.00%, 06/15/48 (Call 12/15/47)(a)	4,659	4,617,809
Energy Transfer Partners LP/Regency Energy Finance Corp., 5.88%, 03/01/22 (Call 12/01/21)(a)	8,036	8,450,378
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)(a)	13,990	13,689,807
3.70%, 02/15/26 (Call 11/15/25)(a)	15,143	14,629,904
3.75%, 02/15/25 (Call 11/15/24)(a)	14,246	13,957,095

2 0 1 8 i S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
3.90%, 02/15/24 (Call 11/15/23)	$11,654	$11,643,985
3.95%, 02/15/27 (Call 11/15/26)	10	9,770
4.15%, 10/16/28 (Call 07/16/28)(a)	10,000	9,813,454
4.25%, 02/15/48 (Call 08/15/47)(a)	20,617	18,174,679
4.45%, 02/15/43 (Call 08/15/42)(a)	12,136	11,131,576
4.80%, 02/01/49 (Call 08/01/48)	4,925	4,732,486
4.85%, 08/15/42 (Call 02/15/42)	9,027	8,691,287
4.85%, 03/15/44 (Call 09/15/43)	15,044	14,487,914
4.90%, 05/15/46 (Call 11/15/45)	11,564	11,221,901
5.10%, 02/15/45 (Call 08/15/44)	14,170	14,096,612
5.95%, 02/01/41	9,861	10,808,367
EQM Midstream Partners LP, 5.50%, 07/15/28 (Call 04/15/28)(a)	10,215	10,171,646
Kinder Morgan Energy Partners LP
3.95%, 09/01/22 (Call 06/01/22)(a)	7,780	7,781,075
5.50%, 03/01/44 (Call 09/01/43)	7,709	7,557,289
6.95%, 01/15/38	17,304	19,748,254
Kinder Morgan Inc./DE
3.15%, 01/15/23 (Call 12/15/22)	15,513	14,969,463
4.30%, 06/01/25 (Call 03/01/25)(a)	17,457	17,342,288
4.30%, 03/01/28 (Call 12/01/27)(a)	21,170	20,510,690
5.05%, 02/15/46 (Call 08/15/45)	7,080	6,638,185
5.20%, 03/01/48 (Call 09/01/47)(a)	10,233	9,891,149
5.30%, 12/01/34 (Call 06/01/34)	12,666	12,575,626
5.55%, 06/01/45 (Call 12/01/44)(a)	23,555	23,730,756
7.75%, 01/15/32	11,606	14,125,218
MPLX LP
4.00%, 03/15/28 (Call 12/15/27)(a)	18,404	17,268,525
4.13%, 03/01/27 (Call 12/01/26)	20,259	19,322,394
4.50%, 07/15/23 (Call 04/15/23)(a)	12,666	12,850,647
4.50%, 04/15/38 (Call 10/15/37)	23,767	21,169,186
4.70%, 04/15/48 (Call 10/15/47)	21,181	18,600,853
4.88%, 12/01/24 (Call 09/01/24)	16,664	17,094,504
4.88%, 06/01/25 (Call 03/01/25)(a)	11,728	11,956,244
5.20%, 03/01/47 (Call 09/01/46)	8,103	7,603,776
ONEOK Inc., 4.55%, 07/15/28 (Call 04/15/28)(a)	7,871	7,711,082
ONEOK Partners LP, 3.38%, 10/01/22 (Call 07/01/22)	8,912	8,714,931
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24 (Call 08/01/24)	7,451	7,062,511
3.65%, 06/01/22 (Call 03/01/22)(a)	9,892	9,690,917
4.50%, 12/15/26 (Call 09/15/26)	11,537	11,178,390
4.65%, 10/15/25 (Call 07/15/25)	15,503	15,309,657
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (Call 09/15/27)	20,255	19,288,028
5.00%, 03/15/27 (Call 09/15/26)(a)	11,352	11,445,487
5.63%, 04/15/23 (Call 01/15/23)	18,912	19,904,740
5.63%, 03/01/25 (Call 12/01/24)(a)	18,120	18,953,022
5.75%, 05/15/24 (Call 02/15/24)(a)	18,556	19,646,167
5.88%, 06/30/26 (Call 12/31/25)(a)	20,823	22,195,750
6.25%, 03/15/22 (Call 12/15/21)(a)	4,362	4,641,783
Spectra Energy Partners LP, 4.75%, 03/15/24 (Call 12/15/23)	11,018	11,197,170
Sunoco Logistics Partners Operations LP
4.00%, 10/01/27 (Call 07/01/27)(a)	13,517	12,486,956
5.35%, 05/15/45 (Call 11/15/44)	14,018	12,638,364
5.40%, 10/01/47 (Call 04/01/47)	25,609	23,361,459
TransCanada PipeLines Ltd.
2.50%, 08/01/22(a)	15,251	14,569,663
4.25%, 05/15/28 (Call 02/15/28)(a)	15,037	14,758,010
4.63%, 03/01/34 (Call 12/01/33)	8,967	8,609,217

Security	Par (000)	Value

Pipelines (continued)
4.88%, 01/15/26 (Call 10/15/25)(a)	$14,544	$14,946,219
4.88%, 05/15/48 (Call 11/15/47)	18,002	17,403,754
5.10%, 03/15/49 (Call 09/15/48)(a)	3,000	2,996,881
6.10%, 06/01/40(a)	11,276	12,485,212
6.20%, 10/15/37(a)	13,071	14,602,721
7.63%, 01/15/39	11,917	15,235,083
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/26 (Call 11/01/25)(a)	10,250	12,301,706
Williams Companies Inc. (The)
3.35%, 08/15/22 (Call 05/15/22)	8,923	8,699,952
3.60%, 03/15/22 (Call 01/15/22)	20,589	20,288,594
3.75%, 06/15/27 (Call 03/15/27)(a)	22,835	21,282,099
3.90%, 01/15/25 (Call 10/15/24)	10,726	10,359,420
4.00%, 09/15/25 (Call 06/15/25)	5,195	5,021,273
4.30%, 03/04/24 (Call 12/04/23)(a)	17,839	17,833,465
4.85%, 03/01/48 (Call 09/01/47)(a)	9,863	9,002,315
5.10%, 09/15/45 (Call 03/15/45)(a)	14,919	14,031,612
6.30%, 04/15/40	15,606	16,763,060

		1,094,015,906

Real Estate Investment Trusts — 1.1%
American Tower Corp.
3.38%, 10/15/26 (Call 07/15/26)(a)	8,649	7,949,367
3.50%, 01/31/23(a)	8,879	8,693,545
3.55%, 07/15/27 (Call 04/15/27)(a)	3,894	3,578,835
4.00%, 06/01/25 (Call 03/01/25)	16,671	16,232,541
5.00%, 02/15/24	15,799	16,366,227
Boston Properties LP
2.75%, 10/01/26 (Call 07/01/26)	10,584	9,493,530
3.20%, 01/15/25 (Call 10/15/24)(a)	6,019	5,718,928
3.65%, 02/01/26 (Call 11/03/25)(a)	8,936	8,584,411
3.85%, 02/01/23 (Call 11/01/22)	6,961	6,953,871
4.13%, 05/15/21 (Call 02/15/21)(a)	2,289	2,316,151
CC Holdings GS V LLC/Crown Castle GS III Corp.,
3.85%, 04/15/23	13,970	13,823,485
Crown Castle International Corp.
3.15%, 07/15/23 (Call 06/15/23)(a)	9,868	9,457,726
3.20%, 09/01/24 (Call 07/01/24)(a)	10,036	9,465,042
3.65%, 09/01/27 (Call 06/01/27)	25,035	23,156,336
3.70%, 06/15/26 (Call 03/15/26)	11,129	10,507,630
3.80%, 02/15/28 (Call 11/15/27)	11,269	10,487,462
4.45%, 02/15/26 (Call 11/15/25)(a)	11,324	11,218,648
4.88%, 04/15/22(a)	5,811	5,978,974
5.25%, 01/15/23	18,163	18,941,532
Digital Realty Trust LP, 3.70%, 08/15/27 (Call 05/15/27)	3,675	3,433,546
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)(a)	10,473	10,231,728
4.63%, 12/15/21 (Call 09/15/21)	2,037	2,094,250
GLP Capital LP/GLP Financing II Inc.
5.25%, 06/01/25 (Call 03/01/25)	13,465	13,532,460
5.30%, 01/15/29 (Call 10/15/28)	10,250	10,070,625
5.38%, 04/15/26(a)	4,642	4,612,987
HCP Inc.
3.88%, 08/15/24 (Call 05/17/24)	9,353	9,070,652
4.00%, 06/01/25 (Call 03/01/25)(a)	12,746	12,341,727
4.25%, 11/15/23 (Call 08/15/23)	6,184	6,157,890
Realty Income Corp., 3.25%, 10/15/22 (Call 07/15/22)(a)	2,607	2,563,860

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Simon Property Group LP
3.25%, 11/30/26 (Call 08/30/26)(a)	$12,023	$11,313,756
3.30%, 01/15/26 (Call 10/15/25)(a)	19,403	18,434,140
3.38%, 10/01/24 (Call 07/01/24)	13,395	13,004,946
3.38%, 06/15/27 (Call 03/15/27)(a)	3,161	2,989,921
3.38%, 12/01/27 (Call 09/01/27)(a)	1,444	1,358,629
Welltower Inc., 4.00%, 06/01/25 (Call 03/01/25)	14,155	13,805,914
Weyerhaeuser Co., 7.38%, 03/15/32(a)	16,548	20,326,873

		354,268,145

Retail — 3.4%
Costco Wholesale Corp.
2.30%, 05/18/22 (Call 04/18/22)	7,470	7,203,945
2.75%, 05/18/24 (Call 03/18/24)(a)	15,666	15,079,239
3.00%, 05/18/27 (Call 02/18/27)(a)	13,850	13,006,426
Dollar General Corp., 3.25%, 04/15/23 (Call 01/15/23)(a)	11,005	10,658,055
Dollar Tree Inc.
3.70%, 05/15/23 (Call 04/15/23)	13,336	12,978,891
4.00%, 05/15/25 (Call 03/15/25)	15,379	14,793,640
4.20%, 05/15/28 (Call 02/15/28)(a)	19,873	18,836,708
Home Depot Inc. (The)
2.13%, 09/15/26 (Call 06/15/26)(a)	10,939	9,684,652
2.63%, 06/01/22 (Call 05/01/22)	17,920	17,491,483
2.70%, 04/01/23 (Call 01/01/23)(a)	18,773	18,181,170
2.80%, 09/14/27 (Call 06/14/27)(a)	13,548	12,486,938
3.00%, 04/01/26 (Call 01/01/26)(a)	10,840	10,274,506
3.35%, 09/15/25 (Call 06/15/25)(a)	11,343	11,063,797
3.50%, 09/15/56 (Call 03/15/56)	3,791	3,066,076
3.75%, 02/15/24 (Call 11/15/23)(a)	12,243	12,384,833
3.90%, 06/15/47 (Call 12/15/46)(a)	6,430	5,845,324
4.20%, 04/01/43 (Call 10/01/42)(a)	13,809	13,208,434
4.25%, 04/01/46 (Call 10/01/45)(a)	21,904	21,039,587
4.40%, 03/15/45 (Call 09/15/44)(a)	11,161	10,966,847
4.88%, 02/15/44 (Call 08/15/43)(a)	14,150	14,858,222
5.88%, 12/16/36(a)	37,514	43,890,761
5.95%, 04/01/41 (Call 10/01/40)(a)	16,418	19,539,027
Lowe’s Companies Inc.
2.50%, 04/15/26 (Call 01/15/26)(a)	10,894	9,891,632
3.10%, 05/03/27 (Call 02/03/27)(a)	18,517	17,355,736
3.12%, 04/15/22 (Call 01/15/22)(a)	5,914	5,845,823
3.38%, 09/15/25 (Call 06/15/25)(a)	2,780	2,692,234
3.70%, 04/15/46 (Call 10/15/45)(a)	18,704	16,130,346
4.05%, 05/03/47 (Call 11/03/46)	18,401	16,645,778
4.38%, 09/15/45 (Call 03/15/45)(a)	10,126	9,614,882
4.65%, 04/15/42 (Call 10/15/41)	10,945	10,852,016
Macy’s Retail Holdings Inc., 2.88%, 02/15/23 (Call 11/15/22)(a)	12,056	11,286,727
McDonald’s Corp.
2.63%, 01/15/22	20,523	19,911,661
3.35%, 04/01/23 (Call 03/01/23)(a)	8,545	8,402,117
3.50%, 03/01/27 (Call 12/01/26)(a)	10,498	9,991,520
3.70%, 01/30/26 (Call 10/30/25)	23,614	23,012,816
3.80%, 04/01/28 (Call 01/01/28)	14,630	14,180,599
4.45%, 03/01/47 (Call 09/01/46)(a)	5,587	5,219,232
4.45%, 09/01/48 (Call 03/01/48)(a)	6,545	6,126,337
4.70%, 12/09/35 (Call 06/09/35)(a)	10,193	10,190,771
4.88%, 12/09/45 (Call 06/09/45)(a)	21,841	21,724,238
6.30%, 10/15/37(a)	11,692	13,613,867
6.30%, 03/01/38(a)	18,088	21,116,582

Security	Par (000)	Value

Retail (continued)
Starbucks Corp.
3.10%, 03/01/23 (Call 02/01/23)	$13,419	$13,067,197
3.50%, 03/01/28 (Call 12/01/27)(a)	1,298	1,218,534
3.80%, 08/15/25 (Call 06/15/25)(a)	12,720	12,414,005
3.85%, 10/01/23 (Call 07/01/23)(a)	8,917	8,934,122
4.00%, 11/15/28 (Call 08/15/28)(a)	9,800	9,520,554
4.50%, 11/15/48 (Call 05/15/48)	12,840	11,904,860
Target Corp.
2.50%, 04/15/26(a)	13,914	12,704,141
2.90%, 01/15/22(a)	8,957	8,855,673
3.50%, 07/01/24(a)	12,345	12,348,701
3.63%, 04/15/46(a)	14,810	12,808,868
3.90%, 11/15/47 (Call 05/15/47)(a)	9,406	8,433,627
4.00%, 07/01/42(a)	18,605	17,344,909
TJX Companies Inc. (The), 2.25%, 09/15/26 (Call 06/15/26)(a)	11,962	10,677,523
Walgreen Co., 3.10%, 09/15/22(a)	8,938	8,693,706
Walgreens Boots Alliance Inc.
3.30%, 11/18/21 (Call 09/18/21)(a)	8,790	8,687,859
3.45%, 06/01/26 (Call 03/01/26)	22,162	20,495,238
3.80%, 11/18/24 (Call 08/18/24)(a)	28,336	27,653,882
4.80%, 11/18/44 (Call 05/18/44)(a)	21,885	20,180,452
Walmart Inc.
2.35%, 12/15/22 (Call 11/15/22)(a)	15,660	15,034,220
2.55%, 04/11/23 (Call 01/11/23)(a)	22,763	21,847,743
2.65%, 12/15/24 (Call 10/15/24)	10,584	10,037,680
3.30%, 04/22/24 (Call 01/22/24)(a)	19,052	18,834,733
3.40%, 06/26/23 (Call 05/26/23)	31,415	31,294,080
3.55%, 06/26/25 (Call 04/26/25)(a)	24,649	24,657,090
3.63%, 12/15/47 (Call 06/15/47)(a)	19,448	17,243,371
3.70%, 06/26/28 (Call 03/26/28)	33,650	33,063,339
3.95%, 06/28/38 (Call 12/28/37)(a)	20,242	19,341,970
4.00%, 04/11/43 (Call 10/11/42)(a)	1,327	1,246,993
4.05%, 06/29/48 (Call 12/29/47)(a)	38,240	36,357,208
4.30%, 04/22/44 (Call 10/22/43)(a)	1,851	1,817,129
5.25%, 09/01/35(a)	22,436	24,937,589
5.63%, 04/01/40	2,640	3,074,068
5.63%, 04/15/41	12,284	14,333,905
5.88%, 04/05/27	1,302	1,483,290
6.20%, 04/15/38	615	756,570

		1,071,648,304

Semiconductors — 1.8%
Analog Devices Inc.
3.50%, 12/05/26 (Call 09/05/26)(a)	12,212	11,516,963
3.90%, 12/15/25 (Call 09/15/25)(a)	10,895	10,634,549
Applied Materials Inc.
3.30%, 04/01/27 (Call 01/01/27)(a)	15,740	14,851,871
4.35%, 04/01/47 (Call 10/01/46)(a)	11,662	10,973,455
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.65%, 01/15/23 (Call 12/15/22)(a)	8,677	8,131,494
3.00%, 01/15/22 (Call 12/15/21)(a)	40,830	39,486,411
3.13%, 01/15/25 (Call 11/15/24)	12,319	11,260,262
3.50%, 01/15/28 (Call 10/15/27)(a)	25,450	22,453,563
3.63%, 01/15/24 (Call 11/15/23)	27,248	26,110,701
3.88%, 01/15/27 (Call 10/15/26)(a)	58,379	53,583,235
Intel Corp.
2.35%, 05/11/22 (Call 04/11/22)(a)	10,501	10,153,217
2.60%, 05/19/26 (Call 02/19/26)(a)	10,781	9,942,597
2.70%, 12/15/22	15,316	14,884,032
2.88%, 05/11/24 (Call 03/11/24)	20,658	19,859,114

2 0 1 8 i S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
3.10%, 07/29/22(a)	$10,732	$10,625,141
3.15%, 05/11/27 (Call 02/11/27)(a)	16,977	16,190,875
3.70%, 07/29/25 (Call 04/29/25)(a)	27,232	27,118,494
3.73%, 12/08/47 (Call 06/08/47)(a)	30,020	26,680,389
4.00%, 12/15/32	11,725	11,762,495
4.10%, 05/19/46 (Call 11/19/45)(a)	17,570	16,668,673
4.10%, 05/11/47 (Call 11/11/46)(a)	20,848	19,737,661
4.80%, 10/01/41(a)	1,480	1,550,487
NVIDIA Corp.
2.20%, 09/16/21 (Call 08/16/21)(a)	2,226	2,155,474
3.20%, 09/16/26 (Call 06/16/26)	11,149	10,425,774
QUALCOMM Inc.
2.60%, 01/30/23 (Call 12/30/22)(a)	7,985	7,633,426
2.90%, 05/20/24 (Call 03/20/24)	15,711	14,876,711
3.00%, 05/20/22(a)	17,303	16,919,604
3.25%, 05/20/27 (Call 02/20/27)(a)	22,772	21,055,351
3.45%, 05/20/25 (Call 02/20/25)	25,602	24,574,717
4.30%, 05/20/47 (Call 11/20/46)(a)	20,840	18,710,552
4.65%, 05/20/35 (Call 11/20/34)	17,521	17,225,126
4.80%, 05/20/45 (Call 11/20/44)(a)	19,437	18,704,419
Texas Instruments Inc., 4.15%, 05/15/48 (Call 11/15/47)(a)	21,534	20,578,896

		567,035,729

Software — 3.8%
Fidelity National Information Services Inc.
2.25%, 08/15/21 (Call 07/15/21)	76	73,133
3.00%, 08/15/26 (Call 05/15/26)(a)	16,637	15,102,147
3.50%, 04/15/23 (Call 01/15/23)(a)	2,024	1,990,898
5.00%, 10/15/25 (Call 07/15/25)(a)	10,683	11,100,680
Fiserv Inc.
3.80%, 10/01/23 (Call 09/01/23)(a)	500	499,542
3.85%, 06/01/25 (Call 03/01/25)	17,956	17,625,619
Microsoft Corp.
1.55%, 08/08/21 (Call 07/08/21)	2,276	2,179,048
2.00%, 08/08/23 (Call 06/08/23)(a)	23,427	21,965,528
2.13%, 11/15/22(a)	3,414	3,271,264
2.38%, 02/12/22 (Call 01/12/22)	21,320	20,729,803
2.38%, 05/01/23 (Call 02/01/23)	9,475	9,076,635
2.40%, 02/06/22 (Call 01/06/22)(a)	16,287	15,859,883
2.40%, 08/08/26 (Call 05/08/26)(a)	47,190	43,036,747
2.65%, 11/03/22 (Call 09/03/22)(a)	7,373	7,184,910
2.70%, 02/12/25 (Call 11/12/24)(a)	29,244	27,706,271
2.88%, 02/06/24 (Call 12/06/23)	32,672	31,736,735
3.13%, 11/03/25 (Call 08/03/25)(a)	28,182	27,230,376
3.30%, 02/06/27 (Call 11/06/26)(a)	46,847	45,397,821
3.45%, 08/08/36 (Call 02/08/36)	23,066	21,204,447
3.50%, 02/12/35 (Call 08/12/34)	17,294	16,137,436
3.50%, 11/15/42	5,969	5,335,121
3.63%, 12/15/23 (Call 09/15/23)(a)	22,681	22,852,788
3.70%, 08/08/46 (Call 02/08/46)(a)	56,595	52,136,055
3.75%, 02/12/45 (Call 08/12/44)(a)	24,563	22,763,728
3.95%, 08/08/56 (Call 02/08/56)	27,595	25,677,564
4.00%, 02/12/55 (Call 08/12/54)(a)	23,869	22,422,990
4.10%, 02/06/37 (Call 08/06/36)(a)	27,204	27,248,952
4.20%, 11/03/35 (Call 05/03/35)	16,176	16,359,031
4.45%, 11/03/45 (Call 05/03/45)	38,503	39,677,322
4.50%, 10/01/40(a)	14,584	15,158,836
4.50%, 02/06/57 (Call 08/06/56)(a)	25,416	26,143,078
4.75%, 11/03/55 (Call 05/03/55)(a)	6,508	6,987,697
5.20%, 06/01/39(a)	3,384	3,816,368

Security	Par (000)	Value

Software (continued)
5.30%, 02/08/41(a)	$14,704	$16,878,769
Series 30Y, 4.25%, 02/06/47 (Call 08/06/46)(a)	34,696	34,899,832
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)(a)	1,478	1,417,863
2.40%, 09/15/23 (Call 07/15/23)	27,069	25,574,215
2.50%, 05/15/22 (Call 03/15/22)	31,527	30,493,690
2.50%, 10/15/22	30,680	29,554,256
2.63%, 02/15/23 (Call 01/15/23)	14,501	13,960,178
2.65%, 07/15/26 (Call 04/15/26)	40,033	36,568,608
2.95%, 11/15/24 (Call 09/15/24)	26,725	25,508,165
2.95%, 05/15/25 (Call 02/15/25)(a)	25,470	24,111,957
3.25%, 11/15/27 (Call 08/15/27)(a)	35,340	33,409,743
3.40%, 07/08/24 (Call 04/08/24)	25,600	25,138,657
3.63%, 07/15/23(a)	14,233	14,246,261
3.80%, 11/15/37 (Call 05/15/37)	23,337	21,262,408
3.85%, 07/15/36 (Call 01/15/36)	18,591	17,155,234
3.90%, 05/15/35 (Call 11/15/34)(a)	12,874	12,016,191
4.00%, 07/15/46 (Call 01/15/46)(a)	39,217	35,367,761
4.00%, 11/15/47 (Call 05/15/47)(a)	27,916	25,093,103
4.13%, 05/15/45 (Call 11/15/44)(a)	25,683	23,650,478
4.30%, 07/08/34 (Call 01/08/34)	17,168	16,855,560
4.38%, 05/15/55 (Call 11/15/54)(a)	2,104	1,969,070
4.50%, 07/08/44 (Call 01/08/44)(a)	9,175	8,943,378
5.38%, 07/15/40(a)	27,714	30,342,091
6.13%, 07/08/39(a)	10,866	12,917,971
6.50%, 04/15/38(a)	10,607	13,051,146
salesforce.com Inc.
3.25%, 04/11/23 (Call 03/11/23)(a)	4,899	4,840,894
3.70%, 04/11/28 (Call 01/11/28)	13,479	13,133,313
VMware Inc.
2.95%, 08/21/22 (Call 07/21/22)(a)	4,854	4,645,540
3.90%, 08/21/27 (Call 05/21/27)	19,716	17,983,015

		1,196,677,800

Telecommunications — 6.9%
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)	8,733	8,305,937
3.00%, 02/15/22(a)	18,486	18,042,879
3.00%, 06/30/22 (Call 04/30/22)(a)	19,053	18,484,984
3.20%, 03/01/22 (Call 02/01/22)(a)	15,841	15,562,271
3.40%, 05/15/25 (Call 02/15/25)(a)	62,964	59,042,955
3.60%, 02/17/23 (Call 12/17/22)(a)	17,825	17,556,531
3.80%, 03/15/22(a)	15,573	15,549,545
3.80%, 03/01/24 (Call 01/01/24)(a)	14,659	14,379,627
3.88%, 08/15/21(a)	800	802,941
3.90%, 03/11/24 (Call 12/11/23)(a)	15,038	14,814,274
3.95%, 01/15/25 (Call 10/15/24)(a)	16,124	15,667,565
4.10%, 02/15/28 (Call 11/15/27)(a)(b)	32,315	30,718,636
4.13%, 02/17/26 (Call 11/17/25)(a)	27,929	27,051,705
4.25%, 03/01/27 (Call 12/01/26)(a)	25,834	25,036,466
4.30%, 02/15/30(b)	41,232	38,741,068
4.30%, 12/15/42 (Call 06/15/42)	27,291	22,465,777
4.35%, 06/15/45 (Call 12/15/44)	31,086	25,318,627
4.45%, 04/01/24 (Call 01/01/24)(a)	19,168	19,344,763
4.50%, 05/15/35 (Call 11/15/34)(a)	36,075	32,510,534
4.50%, 03/09/48 (Call 09/09/47)(a)	52,279	43,390,064
4.55%, 03/09/49 (Call 09/09/48)	27,357	22,633,663
4.75%, 05/15/46 (Call 11/15/45)	36,006	31,118,369
4.80%, 06/15/44 (Call 12/15/43)(a)	32,707	28,623,358
4.90%, 08/15/37 (Call 02/14/37)(b)	9,931	9,103,254
5.15%, 03/15/42	11,664	10,731,279

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
5.15%, 11/15/46(b)	$24,101	$21,845,132
5.15%, 02/15/50 (Call 08/14/49)(b)	30,920	27,757,586
5.25%, 03/01/37 (Call 09/01/36)	32,843	31,350,913
5.35%, 09/01/40(a)	21,548	20,548,046
5.45%, 03/01/47 (Call 09/01/46)(a)	27,390	25,964,019
5.55%, 08/15/41(a)	8,688	8,388,307
5.65%, 02/15/47 (Call 08/15/46)	17,163	16,651,882
5.70%, 03/01/57 (Call 09/01/56)	9,368	8,984,845
6.00%, 08/15/40 (Call 05/15/40)	17,242	17,561,799
6.38%, 03/01/41(a)	7,470	7,890,676
British Telecommunications PLC, 9.63%, 12/15/30	27,423	38,157,210
Cisco Systems Inc.
2.20%, 09/20/23 (Call 07/20/23)(a)	16,379	15,442,323
2.50%, 09/20/26 (Call 06/20/26)(a)	15,559	14,180,132
2.95%, 02/28/26(a)	13,163	12,481,145
3.63%, 03/04/24	13,419	13,472,918
5.50%, 01/15/40(a)	20,679	23,818,810
5.90%, 02/15/39	22,954	27,587,540
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	45,048	59,829,163
Motorola Solutions Inc., 3.75%, 05/15/22	1,732	1,704,554
Orange SA
4.13%, 09/14/21(a)	12,110	12,337,907
5.38%, 01/13/42(a)	7,289	7,766,330
5.50%, 02/06/44 (Call 08/06/43)(a)	5,484	5,925,540
9.00%, 03/01/31(a)	32,635	44,898,192
Rogers Communications Inc.
4.10%, 10/01/23 (Call 07/01/23)	10,148	10,249,174
4.30%, 02/15/48 (Call 08/15/47)(a)	5,314	4,923,542
5.00%, 03/15/44 (Call 09/15/43)(a)	20,207	20,394,675
Telefonica Emisiones SAU
4.10%, 03/08/27(a)	24,540	23,345,184
4.57%, 04/27/23(a)	9,492	9,689,339
4.67%, 03/06/38	13,802	12,366,472
4.90%, 03/06/48(a)	18,016	15,971,386
5.21%, 03/08/47(a)	34,979	32,665,545
7.05%, 06/20/36(a)	18,628	21,611,727
Telefonica Europe BV, 8.25%, 09/15/30(a)	8,896	11,218,181
Verizon Communications Inc.
2.63%, 08/15/26(a)	35,091	31,472,507
3.13%, 03/16/22	2,425	2,388,740
3.38%, 02/15/25	49,373	47,661,297
3.50%, 11/01/24 (Call 08/01/24)(a)	40,343	39,415,664
3.85%, 11/01/42 (Call 05/01/42)(a)	4,946	4,131,694
4.13%, 03/16/27(a)	46,790	46,316,785
4.13%, 08/15/46(a)	16,084	13,880,288
4.15%, 03/15/24 (Call 12/15/23)	7,930	8,036,120
4.27%, 01/15/36	34,515	31,744,871
4.33%, 09/21/28	178,176	176,344,440
4.40%, 11/01/34 (Call 05/01/34)	24,464	23,091,411
4.50%, 08/10/33(a)	21,813	21,063,952
4.52%, 09/15/48(a)	58,783	53,802,258
4.67%, 03/15/55	57,019	51,478,025
4.75%, 11/01/41	6,576	6,202,085
4.81%, 03/15/39(a)	11,386	11,020,903
4.86%, 08/21/46(a)	51,167	48,788,395
5.01%, 04/15/49	49,206	47,799,697
5.01%, 08/21/54(a)	62,331	59,329,095
5.15%, 09/15/23	3,290	3,486,007
5.25%, 03/16/37	29,967	30,797,338

Security	Par (000)	Value

Telecommunications (continued)
5.50%, 03/16/47(a)	$13,478	$14,058,481
6.55%, 09/15/43	5,691	6,560,292
Vodafone Group PLC
2.50%, 09/26/22(a)	12,625	12,010,604
2.95%, 02/19/23	16,791	16,082,022
3.75%, 01/16/24(a)	22,655	22,128,718
4.13%, 05/30/25(a)	20,645	20,195,608
4.38%, 05/30/28(a)	41,585	40,037,502
4.38%, 02/19/43	13,119	11,075,717
5.00%, 05/30/38(a)	15,116	14,191,830
5.25%, 05/30/48(a)	36,189	34,209,096
6.15%, 02/27/37	24,266	25,610,572

		2,166,389,280
Transportation — 1.1%
Burlington Northern Santa Fe LLC
3.85%, 09/01/23 (Call 06/01/23)	2,725	2,757,889
3.90%, 08/01/46 (Call 02/01/46)(a)	11,358	10,258,798
4.05%, 06/15/48 (Call 12/15/47)	8,793	8,131,145
4.13%, 06/15/47 (Call 12/15/46)(a)	7,536	7,057,444
4.15%, 04/01/45 (Call 10/01/44)(a)	12,789	12,050,848
4.15%, 12/15/48 (Call 06/15/48)(a)	10,617	9,982,917
4.45%, 03/15/43 (Call 09/15/42)(a)	9,878	9,732,219
4.55%, 09/01/44 (Call 03/01/44)	9,041	9,025,270
4.90%, 04/01/44 (Call 10/01/43)(a)	8,581	8,954,147
5.75%, 05/01/40 (Call 11/01/39)(a)	8,762	10,042,548
Canadian Pacific Railway Co., 6.13%, 09/15/15 (Call 03/15/15)	2,686	3,001,226
CSX Corp.
2.60%, 11/01/26 (Call 08/01/26)(a)	439	392,877
3.25%, 06/01/27 (Call 03/01/27)	15,145	14,089,821
3.80%, 03/01/28 (Call 12/01/27)(a)	10,926	10,537,586
3.80%, 11/01/46 (Call 05/01/46)(a)	3,765	3,242,949
4.10%, 03/15/44 (Call 09/15/43)	12,408	11,182,202
4.30%, 03/01/48 (Call 09/01/47)(a)	12,244	11,291,107
FedEx Corp.
3.25%, 04/01/26 (Call 01/01/26)(a)	12,389	11,708,809
4.00%, 01/15/24(a)	8,040	8,161,608
4.05%, 02/15/48 (Call 08/15/47)	21,044	17,820,661
4.40%, 01/15/47 (Call 07/15/46)(a)	9,545	8,565,437
4.55%, 04/01/46 (Call 10/01/45)	8,239	7,591,912
4.75%, 11/15/45 (Call 05/15/45)(a)	19,181	18,202,541
5.10%, 01/15/44(a)	8,522	8,444,047
Union Pacific Corp.
3.80%, 10/01/51 (Call 04/01/51)(a)	9,374	7,806,372
3.95%, 09/10/28 (Call 06/10/28)	23,173	22,757,592
4.16%, 07/15/22 (Call 04/15/22)	7,050	7,199,283
4.38%, 09/10/38 (Call 03/10/38)	9,130	8,876,711
4.50%, 09/10/48 (Call 03/10/48)(a)	17,164	16,628,923
United Parcel Service Inc.
2.45%, 10/01/22	4,064	3,908,404
2.50%, 04/01/23 (Call 03/01/23)	17,284	16,586,610
3.05%, 11/15/27 (Call 08/15/27)(a)	12,445	11,668,364
3.75%, 11/15/47 (Call 05/15/47)(a)	12,621	11,065,991
6.20%, 01/15/38	20,975	25,240,583

		353,964,841

2 0 1 8 i S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Water — 0.1%
American Water Capital Corp.
3.75%, 09/01/47 (Call 03/01/47)	$18,656	$16,320,767
6.59%, 10/15/37(a)	1,762	2,169,771

		18,490,538

Total Corporate Bonds & Notes — 98.7% (Cost: $33,001,335,220)		30,838,465,375

Short-Term Investments

Money Market Funds — 9.3%
BlackRock Cash Funds: Institutional, SLAgency Shares, 2.36%(e)(f)(g)	2,754,937	2,755,488,032
BlackRock Cash Funds: Treasury, SLAgency Shares, 2.11%(e)(f)	144,476	144,475,838

		2,899,963,870

Total Short-Term Investments — 9.3% (Cost: $2,899,449,783)		2,899,963,870

Total Investments in Securities — 108.0% (Cost: $35,900,785,003)		33,738,429,245
Other Assets, Less Liabilities — (8.0)%		(2,490,397,672)

Net Assets — 100.0%		$31,248,031,573

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(d)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to a recently published shareholder report. Shareholder reports are available on the Fund’s website at www.iShares.com and on the U.S. Securities and Exchange Commission website at www.sec.gov.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$30,838,465,375	$—	$30,838,465,375
Money Market Funds	2,899,963,870	—	—	2,899,963,870

	$2,899,963,870	$30,838,465,375	$—	$33,738,429,245

S C H E D U L E O F I N V E S T M E N T S

Statements of Assets and Liabilities (unaudited) (continued)

October 31, 2018

	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$13,875,347,265	$30,698,840,340
Affiliated(c)	3,521,495,377	3,039,588,905
Cash	29,756	944,201
Receivables:
Investments sold	8,292,152	202,125,079
Securities lending income — Affiliated	1,756,741	662,848
Capital shares sold	—	3,165,260
Securities related to in-kind transactions	19,501,527	552,190
Dividends	237,785	185,719
Interest	223,363,181	333,693,316

Total assets	17,650,023,784	34,279,757,858

LIABILITIES
Collateral on securities loaned, at value	3,372,835,626	2,754,820,988
Payables:
Investments purchased	86,661,916	272,335,801
Capital shares redeemed	2,919,961	40,776
Securities related to in-kind transactions	4,460,965	531,980
Investment advisory fees	6,022,941	3,996,740

Total liabilities	3,472,901,409	3,031,726,285

NET ASSETS	$14,177,122,375	$31,248,031,573

NET ASSETS CONSIST OF:
Paid-in capital	$15,820,056,840	$33,742,076,332
Accumulated loss	(1,642,934,465)	(2,494,044,759)

NET ASSETS	$14,177,122,375	$31,248,031,573

Shares outstanding	168,100,000	278,400,000

Net asset value	$84.34	$112.24

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$3,210,788,492	$2,604,461,120
(b) Investments, at cost — Unaffiliated	$14,701,911,854	$32,861,196,098
(c) Investments, at cost — Affiliated	$3,521,495,377	$3,039,588,905

2 0 1 8 i S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 97.41%

ADVERTISING — 0.36%
Lamar Media Corp.
5.00%, 05/01/23 (Call 05/01/18)[a]	$8,605	$8,787,857
5.38%, 01/15/24 (Call 01/15/19)[a]	7,711	7,951,969
5.75%, 02/01/26 (Call 02/01/21)[a]	5,753	5,955,553
5.88%, 02/01/22 (Call 03/19/18)[a]	9,231	9,417,928
Outfront Media Capital LLC/
Outfront Media Capital Corp.
5.25%, 02/15/22 (Call 04/02/18)[a]	8,669	8,874,889
5.63%, 02/15/24 (Call 02/15/19)	7,744	7,840,800
5.88%, 03/15/25 (Call 09/15/19)[a]	6,245	6,338,675

		55,167,671

AEROSPACE & DEFENSE — 1.25%
Arconic Inc.
5.13%, 10/01/24 (Call 07/01/24)[a]	20,588	21,250,334
5.40%, 04/15/21 (Call 01/15/21)	21,794	22,615,634
5.72%, 02/23/19	5,041	5,204,833
5.87%, 02/23/22[a]	9,913	10,477,545
6.15%, 08/15/20[a]	22,495	23,810,957
KLX Inc.
5.88%, 12/01/22 (Call 04/02/18)[a,b]	19,302	19,904,182
TransDigm Inc.
5.50%, 10/15/20 (Call 04/02/18)[a]	7,948	8,017,545
6.00%, 07/15/22 (Call 04/02/18)[a]	18,232	18,665,010
6.38%, 06/15/26 (Call 06/15/21)[a]	17,665	18,052,159
6.50%, 07/15/24 (Call 07/15/19)[a]	21,967	22,624,953
6.50%, 05/15/25 (Call 05/15/20)[a]	11,622	11,912,550

Security	Principal (000s)	Value

Triumph Group Inc.
7.75%, 08/15/25 (Call 08/15/20)	$8,721	$9,026,235

		191,561,937

AIRLINES — 0.22%
Air Canada
7.75%, 04/15/21[a,b]	6,145	6,764,389
American Airlines Group Inc.
4.63%, 03/01/20[b]	7,520	7,595,200
5.50%, 10/01/19[b]	11,436	11,689,943
United Continental Holdings Inc.
4.25%, 10/01/22[a]	7,784	7,782,784

		33,832,316

APPAREL — 0.21%
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)[a,b]	16,487	16,365,408
4.88%, 05/15/26 (Call 02/15/26)[a,b]	15,935	15,656,138

		32,021,546

AUTO MANUFACTURERS — 0.89%
Fiat Chrysler Automobiles NV
4.50%, 04/15/20[a]	24,900	25,169,652
5.25%, 04/15/23[a]	25,705	26,456,293
Jaguar Land Rover
Automotive PLC
3.50%, 03/15/20 (Call 12/15/19)[a,b]	8,445	8,337,749
4.13%, 12/15/18[a,b]	1,371	1,376,762
4.25%, 11/15/19[a,b]	6,922	6,960,648
4.50%, 10/01/27 (Call 07/01/27)[b]	8,367	7,980,026
5.63%, 02/01/23 (Call 04/02/18)[a,b]	9,272	9,454,129
Navistar International Corp.
6.63%, 11/01/25 (Call 11/01/20)[a,b]	19,356	19,892,806
Tesla Inc.
5.30%, 08/15/25 (Call 08/15/20)[a,b]	32,045	30,363,118

		135,991,183

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

AUTO PARTS & EQUIPMENT — 1.07%
Allison Transmission Inc.
4.75%, 10/01/27 (Call 10/01/22)[a,b]	$8,174	$7,999,026
5.00%, 10/01/24 (Call 10/01/19)[a,b]	17,809	18,053,874
American Axle & Manufacturing Inc.
6.25%, 03/15/21 (Call 04/02/18)[a]	6,048	6,134,365
6.25%, 04/01/25 (Call 04/01/20)[a]	14,213	14,676,344
6.50%, 04/01/27 (Call 04/01/22)[a]	8,469	8,748,213
6.63%, 10/15/22 (Call 04/02/18)[a]	8,006	8,246,180
Dana Financing Luxembourg Sarl
5.75%, 04/15/25 (Call 04/15/20)[a,b]	5,460	5,603,352
Dana Inc.
5.50%, 12/15/24 (Call 12/15/19)[a]	7,405	7,545,731
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)[a]	12,679	12,491,351
5.00%, 05/31/26 (Call 05/31/21)[a]	18,043	18,004,940
5.13%, 11/15/23 (Call 11/15/18)[a]	16,032	16,341,188
ZF North America Capital Inc.
4.00%, 04/29/20[a,b]	9,397	9,536,644
4.50%, 04/29/22[b]	9,291	9,523,958
4.75%, 04/29/25[b]	20,033	20,572,088

		163,477,254

BANKS — 1.76%
BPCE SA
(3 mo. LIBOR US + 12.980%) 12.50%, (Call 09/30/19)[a,b,c,d]	7,428	8,421,495
CIT Group Inc.
3.88%, 02/19/19[a]	13,588	13,668,169

Security	Principal (000s)	Value

5.00%, 08/15/22	$18,336	$18,892,191
5.00%, 08/01/23	11,978	12,333,257
5.38%, 05/15/20	7,634	7,894,510
Deutsche Bank AG
(5 year USD Swap + 2.248%)
4.30%, 05/24/28 (Call 05/24/23)[a,d]	26,195	25,361,245
Deutsche Bank AG/New York NY
(5 year USD ICE Swap + 2.553%)
4.88%, 12/01/32 (Call 12/01/27)[d]	18,501	17,284,054
Fifth Third Bancorp.
(3 mo. LIBOR US + 3.033%)
5.10%, (Call 06/30/23)[a,c,d]	11,300	11,215,250
Royal Bank of Scotland
Group PLC
5.13%, 05/28/24[a]	38,573	39,488,981
6.00%, 12/19/23[a]	34,469	36,769,244
6.10%, 06/10/23[a]	16,805	17,948,767
6.13%, 12/15/22	39,802	42,355,927
UniCredit SpA
(5 year USD ICE Swap + 3.703%)
5.86%, 06/19/32 (Call 06/19/27)[a,b,d]	17,194	17,638,259

		269,271,349

BEVERAGES — 0.00%
Cott Holdings Inc.
5.50%, 04/01/25 (Call 04/01/20)[b]	425	423,343

		423,343

BIOTECHNOLOGY — 0.01%
Concordia International Corp.
9.50%, 10/21/22 (Call 12/15/18)[b,e]	9,503	855,270

		855,270

BUILDING MATERIALS — 0.55%
Builders FirstSource Inc.
5.63%, 09/01/24 (Call 09/01/19)[a,b]	271	275,743

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

Griffon Corp.
5.25%, 03/01/22 (Call 04/02/18)[a]	$13,370	$13,376,685
Standard Industries Inc./NJ
4.75%, 01/15/28 (Call 01/15/23)[b]	16,727	16,099,737
5.00%, 02/15/27 (Call 02/15/22)[b]	9,095	8,998,366
5.38%, 11/15/24 (Call 11/15/19)[a,b]	17,468	17,861,030
5.50%, 02/15/23 (Call 02/15/19)[a,b]	8,064	8,300,492
6.00%, 10/15/25 (Call 10/15/20)[a,b]	18,745	19,705,681

		84,617,734

CHEMICALS — 1.95%
Ashland LLC
4.75%, 08/15/22 (Call 05/15/22)[a]	18,527	18,851,222
Blue Cube Spinco Inc.
9.75%, 10/15/23 (Call 10/15/20)[a]	12,556	14,550,246
10.00%, 10/15/25 (Call 10/15/20)[a]	7,977	9,512,573
CF Industries Inc.
3.45%, 06/01/23[a]	12,153	11,757,314
7.13%, 05/01/20	8,603	9,180,980
Chemours Co. (The)
5.38%, 05/15/27 (Call 02/15/27)[a]	9,194	9,216,985
6.63%, 05/15/23 (Call 05/15/18)	19,801	20,768,067
7.00%, 05/15/25 (Call 05/15/20)[a]	12,016	12,935,687
Hexion Inc.
6.63%, 04/15/20 (Call 04/02/18)[a]	24,786	23,195,168
10.38%, 02/01/22 (Call 02/01/19)[b]	10,314	10,067,059
Hexion Inc./Hexion Nova Scotia Finance ULC
9.00%, 11/15/20 (Call 04/02/18)[a]	10,065	8,096,034

Security	Principal (000s)	Value

Huntsman International LLC
4.88%, 11/15/20 (Call 08/15/20)	$9,797	$10,054,171
5.13%, 11/15/22 (Call 08/15/22)	6,379	6,571,095
NOVA Chemicals Corp.
4.88%, 06/01/24 (Call 03/03/24)[a,b]	19,945	19,695,687
5.00%, 05/01/25 (Call 01/31/25)[a,b]	8,368	8,272,553
5.25%, 08/01/23 (Call 08/01/18)[a,b]	6,980	7,103,557
5.25%, 06/01/27 (Call 03/03/27)[a,b]	17,539	17,039,081
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)	9,232	8,915,804
5.13%, 09/15/27 (Call 03/15/22)	7,626	7,537,928
Platform Specialty Products Corp.
5.88%, 12/01/25 (Call 12/01/20)[a,b]	14,341	14,247,274
6.50%, 02/01/22 (Call 04/02/18)[a,b]	17,207	17,680,192
Tronox Finance LLC
7.50%, 03/15/22 (Call 04/02/18)[b]	14,245	14,751,793
Tronox Finance PLC
5.75%, 10/01/25 (Call 10/01/20)[a,b]	6,606	6,566,175
WR Grace & Co.-Conn
5.13%, 10/01/21[a,b]	10,449	10,814,715

		297,381,360

COAL — 0.15%
Murray Energy Corp.
11.25%, 04/15/21 (Call 04/15/18)[b]	16,806	7,562,700
Peabody Energy Corp.
6.00%, 03/31/22 (Call 03/31/19)[b]	6,900	7,084,959
6.38%, 03/31/25 (Call 03/31/20)[a,b]	7,352	7,643,782

		22,291,441

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

COMMERCIAL SERVICES — 3.43%
ADT Corp. (The)
3.50%, 07/15/22	$17,920	$17,116,801
4.13%, 06/15/23	13,581	13,232,733
6.25%, 10/15/21	16,547	17,612,213
APX Group Inc.
6.38%, 12/01/19 (Call 04/02/18)[a]	317	321,755
7.63%, 09/01/23 (Call 09/01/19)[a]	9,060	9,610,207
7.88%, 12/01/22 (Call 12/01/18)	14,646	15,451,530
8.75%, 12/01/20 (Call 04/02/18)	14,350	14,507,408
Ashtead Capital Inc.
4.13%, 08/15/25 (Call 08/15/20)[a,b]	11,307	11,052,592
4.38%, 08/15/27 (Call 08/15/22)[a,b]	8,483	8,218,530
5.63%, 10/01/24 (Call 10/01/19)[a,b]	9,716	10,138,218
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.13%, 06/01/22 (Call 04/02/18)[a,b]	6,263	6,262,511
5.50%, 04/01/23 (Call 04/02/18)[a]	12,140	12,087,334
Hertz Corp. (The)
5.50%, 10/15/24 (Call 10/15/19)[a,b]	14,159	12,243,405
5.88%, 10/15/20 (Call 04/02/18)[a]	10,563	10,479,678
6.25%, 10/15/22 (Call 04/02/18)[a]	7,372	6,977,368
7.38%, 01/15/21 (Call 04/02/18)[a]	7,550	7,510,362
7.63%, 06/01/22 (Call 06/01/19)[a,b]	21,957	22,573,818
Jaguar Holding Co. II/Pharmaceutical Product Development LLC
6.38%, 08/01/23 (Call 08/01/18)[a,b]	19,716	19,863,870

Security	Principal (000s)	Value

Nielsen Co. Luxembourg Sarl (The)
5.00%, 02/01/25 (Call 02/01/20)[a,b]	$9,593	$9,576,612
5.50%, 10/01/21 (Call 04/02/18)[a,b]	9,618	9,834,405
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 04/02/18)[a]	12,099	12,137,314
5.00%, 04/15/22 (Call 04/02/18)[a,b]	39,483	39,927,184
Prime Security Services Borrower LLC/Prime Finance Inc.
9.25%, 05/15/23 (Call 05/15/19)[a,b]	57,138	62,208,997
RR Donnelley & Sons Co.
6.00%, 04/01/24[a]	362	350,688
7.88%, 03/15/21	6,316	6,587,062
Service Corp. International/U.S.
4.63%, 12/15/27 (Call 12/15/22)[a]	9,524	9,283,505
5.38%, 01/15/22 (Call 04/02/18)[a]	6,482	6,590,573
5.38%, 05/15/24 (Call 05/15/19)[a]	14,016	14,471,520
ServiceMaster Co. LLC (The)
5.13%, 11/15/24 (Call 11/15/19)[a,b]	13,698	13,458,285
United Rentals North America Inc.
4.63%, 07/15/23 (Call 07/15/18)[a]	16,753	17,129,942
4.63%, 10/15/25 (Call 10/15/20)[a]	12,999	12,664,208
4.88%, 01/15/28 (Call 01/15/23)[a]	29,054	28,297,678
5.50%, 07/15/25 (Call 07/15/20)[a]	13,921	14,356,031
5.50%, 05/15/27 (Call 05/15/22)	19,811	20,219,941

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

5.75%, 11/15/24 (Call 05/15/19)[a]	$14,997	$15,507,648
5.88%, 09/15/26 (Call 09/15/21)[a]	15,851	16,610,203

		524,472,129
COMPUTERS — 1.63%
Dell Inc.
4.63%, 04/01/21[a]	5,754	5,790,721
5.88%, 06/15/19[a]	8,858	9,095,217
Dell International LLC/ EMC Corp.
5.88%, 06/15/21 (Call 06/15/18)[a,b]	28,324	29,067,505
7.13%, 06/15/24 (Call 06/15/19)[a,b]	27,466	29,643,230
EMC Corp.
2.65%, 06/01/20	32,567	31,646,982
3.38%, 06/01/23 (Call 03/01/23)	16,956	15,557,130
Exela Intermediate LLC/Exela Finance Inc.
10.00%, 07/15/23 (Call 07/15/20)[a,b]	18,595	18,525,269
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (Call 02/15/19)[a,b]	15,725	16,295,031
9.25%, 03/01/21 (Call 04/02/18)[a,b]	11,006	11,391,210
Leidos Holdings Inc.
4.45%, 12/01/20 (Call 09/01/20)[a]	6,649	6,807,978
NCR Corp.
4.63%, 02/15/21 (Call 04/02/18)[a]	7,835	7,780,435
5.00%, 07/15/22 (Call 04/02/18)[a]	9,292	9,321,867
5.88%, 12/15/21 (Call 04/02/18)[a]	5,779	5,899,740
6.38%, 12/15/23 (Call 12/15/18)[a]	10,831	11,264,240
West Corp.
8.50%, 10/15/25 (Call 10/15/20)[a,b]	18,623	18,064,310

Security	Principal (000s)	Value

Western Digital Corp.
4.75%, 02/15/26 (Call 11/15/25)[a]	$22,119	$22,312,541

		248,463,406
COSMETICS & PERSONAL CARE — 0.38%
Avon International Operations Inc.
7.88%, 08/15/22 (Call 08/15/19)[a,b]	8,361	8,622,281
Avon Products Inc.
6.60%, 03/15/20[a]	6,997	7,012,743
7.00%, 03/15/23[a]	7,794	7,068,184
Edgewell Personal Care Co.
4.70%, 05/19/21[a]	9,632	9,660,094
4.70%, 05/24/22[a]	9,031	9,031,000
First Quality Finance Co. Inc.
4.63%, 05/15/21 (Call 04/02/18)[a,b]	9,803	9,775,769
5.00%, 07/01/25 (Call 07/01/20)[a,b]	7,172	7,010,630

		58,180,701
DISTRIBUTION & WHOLESALE — 0.12%
HD Supply Inc.
5.75%, 04/15/24 (Call 04/15/19)[a,b]	16,892	17,710,206

		17,710,206
DIVERSIFIED FINANCIAL SERVICES — 3.96%
Aircastle Ltd.
4.13%, 05/01/24 (Call 02/01/24)[a]	10,210	10,031,697
4.63%, 12/15/18[a]	201	202,720
5.00%, 04/01/23[a]	9,091	9,385,457
5.13%, 03/15/21[a]	7,140	7,344,000
5.50%, 02/15/22	7,913	8,248,412
6.25%, 12/01/19[a]	7,228	7,526,155
Ally Financial Inc.
3.50%, 01/27/19[a]	222	222,788
3.75%, 11/18/19[a]	11,385	11,447,617
4.13%, 03/30/20[a]	11,099	11,209,990
4.13%, 02/13/22[a]	9,896	9,905,719
4.25%, 04/15/21[a]	8,552	8,626,744
4.63%, 05/19/22[a]	5,880	5,978,000
4.63%, 03/30/25[a]	7,790	7,827,559

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

5.13%, 09/30/24[a]	$13,330	$13,817,058
5.75%, 11/20/25 (Call 10/20/25)[a]	17,819	18,652,038
7.50%, 09/15/20[a]	11,060	12,032,359
8.00%, 12/31/18[a]	9	9,341
8.00%, 03/15/20[a]	22,731	24,630,509
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.88%, 02/01/22 (Call 04/02/18)[a]	23,596	23,654,990
6.00%, 08/01/20 (Call 04/02/18)[a]	28,119	28,593,148
6.25%, 02/01/22 (Call 02/01/19)[a]	15,629	15,863,435
6.38%, 12/15/25 (Call 12/15/20)[a]	13,006	13,030,922
6.75%, 02/01/24 (Call 02/01/20)[a]	7,924	8,073,401
Intelsat Connect Finance SA
12.50%, 04/01/22 (Call 06/01/18)[b]	12,614	10,185,805
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.88%, 04/15/22 (Call 04/02/18)[a,b]	7,163	7,185,384
7.25%, 08/15/24 (Call 08/15/20)[a,b]	7,550	7,673,173
7.38%, 04/01/20 (Call 04/02/18)[a,b]	8,631	8,671,031
7.50%, 04/15/21 (Call 04/02/18)[a,b]	6,154	6,330,928
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 03/15/22 (Call 09/15/21)[a,b]	7,460	7,479,471
5.25%, 10/01/25 (Call 10/01/20)[b]	8,154	7,922,352
Nationstar Mortgage LLC/ Nationstar Capital Corp.
6.50%, 07/01/21 (Call 04/02/18)[a]	9,034	9,215,583
7.88%, 10/01/20 (Call 04/02/18)	5,630	5,774,269

Security	Principal (000s)	Value

Navient Corp.
4.88%, 06/17/19[a]	$15,898	$16,054,198
5.00%, 10/26/20[a]	6,954	7,001,441
5.50%, 01/25/23[a]	16,227	16,076,813
5.88%, 03/25/21[a]	9,371	9,625,618
5.88%, 10/25/24[a]	9,714	9,612,445
6.13%, 03/25/24[a]	14,550	14,687,706
6.50%, 06/15/22	15,574	16,213,183
6.63%, 07/26/21	13,549	14,141,769
6.75%, 06/25/25[a]	9,200	9,450,010
7.25%, 01/25/22[a]	13,078	13,965,200
7.25%, 09/25/23[a]	11,198	11,883,478
8.00%, 03/25/20[a]	25,424	27,235,460
8.45%, 06/15/18[a]	189	191,454
OneMain Financial Holdings LLC
7.25%, 12/15/21 (Call 04/02/18)[b]	428	442,552
Quicken Loans Inc.
5.25%, 01/15/28 (Call 01/15/23)[a,b]	18,689	18,034,885
5.75%, 05/01/25 (Call 05/01/20)[a,b]	21,090	21,218,297
Springleaf Finance Corp.
5.25%, 12/15/19[a]	10,699	10,892,346
5.63%, 03/15/23[a]	14,451	14,306,490
6.13%, 05/15/22[a]	16,934	17,349,791
7.75%, 10/01/21[a]	11,710	12,746,452
8.25%, 12/15/20[a]	15,915	17,331,121

		605,212,764
ELECTRIC — 2.78%
AES Corp./VA
4.88%, 05/15/23 (Call 05/15/18)[a]	12,432	12,560,464
5.13%, 09/01/27 (Call 09/01/22)[a]	10,108	10,246,985
5.50%, 03/15/24 (Call 03/15/19)	12,860	13,144,857
5.50%, 04/15/25 (Call 04/15/20)[a]	8,866	9,087,650
6.00%, 05/15/26 (Call 05/15/21)	10,154	10,663,973

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

7.38%, 07/01/21 (Call 06/01/21)	$11,286	$12,379,155
8.00%, 06/01/20	204	223,380
Calpine Corp.
5.25%, 06/01/26 (Call 06/01/21)[a,b]	21,400	20,799,668
5.38%, 01/15/23 (Call 10/15/18)[a]	19,756	19,254,075
5.50%, 02/01/24 (Call 02/01/19)[a]	10,201	9,561,313
5.75%, 01/15/25 (Call 10/15/19)[a]	27,455	25,694,327
5.88%, 01/15/24 (Call 11/01/18)[a,b]	7,610	7,743,907
6.00%, 01/15/22 (Call 04/02/18)[a,b]	11,833	12,202,781
DPL Inc.
7.25%, 10/15/21 (Call 07/15/21)[a]	12,277	13,366,584
Dynegy Inc.
5.88%, 06/01/23 (Call 06/01/18)	9,452	9,688,300
7.38%, 11/01/22 (Call 11/01/18)[a]	31,442	33,134,815
7.63%, 11/01/24 (Call 11/01/19)	21,489	23,091,194
8.00%, 01/15/25 (Call 01/15/20)[b]	12,849	13,938,758
8.13%, 01/30/26 (Call 07/30/20)[a,b]	16,047	17,581,494
Enel SpA (5 year USD Swap + 5.880%)
8.75%, 09/24/73 (Call 09/24/23)[b,d]	1,407	1,692,621
IPALCO Enterprises Inc.
3.45%, 07/15/20 (Call 06/15/20)[a]	6,022	6,008,526
3.70%, 09/01/24 (Call 07/01/24)	6,728	6,570,632
NextEra Energy Operating Partners LP
4.25%, 09/15/24 (Call 07/15/24)[a,b]	9,349	9,195,780

Security	Principal (000s)	Value

4.50%, 09/15/27 (Call 06/15/27)[a,b]	$9,696	$9,289,307
NRG Energy Inc.
5.75%, 01/15/28 (Call 01/15/23)[a,b]	14,953	14,708,846
6.25%, 07/15/22 (Call 07/15/18)[a]	15,577	16,110,028
6.25%, 05/01/24 (Call 05/01/19)	11,932	12,344,648
6.63%, 01/15/27 (Call 07/15/21)[a]	22,403	23,131,098
7.25%, 05/15/26 (Call 05/15/21)[a]	16,361	17,409,740
Talen Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)[a]	9,291	8,501,265
6.50%, 06/01/25 (Call 06/01/20)[a]	12,312	9,516,150
9.50%, 07/15/22 (Call 07/15/20)[a,b]	6,062	6,062,000
10.50%, 01/15/26 (Call 01/15/22)[b]	11,006	10,318,125

		425,222,446
ELECTRONICS — 0.00%
Ingram Micro Inc.
5.45%, 12/15/24 (Call 09/15/24)[a]	345	341,759

		341,759
ENERGY – ALTERNATE SOURCES — 0.12%
TerraForm Power Operating LLC
4.25%, 01/31/23 (Call 10/31/22)[b]	7,002	6,841,829
5.00%, 01/31/28 (Call 07/31/27)[b]	11,964	11,650,843

		18,492,672
ENGINEERING & CONSTRUCTION — 0.42%
AECOM
5.13%, 03/15/27 (Call 12/15/26)[a]	16,829	16,256,346
5.75%, 10/15/22 (Call 03/16/18)[a]	13,410	13,997,676

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

5.88%, 10/15/24 (Call 07/15/24)[a]	$16,163	$16,889,850
Brand Industrial Services Inc.
8.50%, 07/15/25 (Call 07/15/20)[a,b]	16,355	16,820,095

		63,963,967
ENTERTAINMENT — 2.11%
AMC Entertainment Holdings Inc.
5.75%, 06/15/25 (Call 06/15/20)[a]	9,442	9,149,733
5.88%, 11/15/26 (Call 11/15/21)[a]	10,985	10,614,256
6.13%, 05/15/27 (Call 05/15/22)[a]	8,328	8,082,446
Caesars Resort Collection LLC/ CRC Finco Inc.
5.25%, 10/15/25 (Call 10/15/20)[a,b]	29,868	29,195,970
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/18)[a]	15,638	15,559,810
5.13%, 12/15/22 (Call 04/02/18)[a]	5,721	5,811,821
Eldorado Resorts Inc.
6.00%, 04/01/25 (Call 04/01/20)[a]	15,660	16,095,788
GLP Capital LP/GLP Financing II Inc.
4.38%, 04/15/21	5,330	5,367,957
4.88%, 11/01/20 (Call 08/01/20)[a]	15,710	16,063,475
5.38%, 11/01/23 (Call 08/01/23)	10,441	10,897,794
5.38%, 04/15/26	17,548	18,094,808
International Game Technology PLC
5.63%, 02/15/20 (Call 11/15/19)[a,b]	10,948	11,309,284
6.25%, 02/15/22 (Call 08/15/21)[a,b]	26,367	27,822,271
6.50%, 02/15/25 (Call 08/15/24)[a,b]	18,840	20,277,935

Security	Principal (000s)	Value

Regal Entertainment Group
5.75%, 03/15/22 (Call 04/02/18)[a]	$11,594	$11,909,523
Scientific Games International Inc.
5.00%, 10/15/25 (Call 10/15/20)[a,b]	15,041	14,871,789
7.00%, 01/01/22 (Call 03/02/18)[b]	14,779	15,554,898
10.00%, 12/01/22 (Call 12/01/18)[a]	36,606	39,797,128
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 07/31/19)[b]	16,958	16,925,196
5.50%, 04/15/27 (Call 04/15/22)[a,b]	8,269	8,292,939
WMG Acquisition Corp.
6.75%, 04/15/22 (Call 04/02/18)[a,b]	10,276	10,661,350

		322,356,171
ENVIRONMENTAL CONTROL — 0.29%
Clean Harbors Inc.
5.13%, 06/01/21 (Call 04/02/18)[a]	12,466	12,528,330
5.25%, 08/01/20 (Call 04/02/18)[a]	5,827	5,848,851
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/19)[a]	7,281	7,332,877
5.88%, 07/01/25 (Call 07/01/20)	6,678	6,686,348
6.38%, 10/01/22 (Call 04/02/18)[a]	5,368	5,479,020
GFL Environmental Inc.
5.38%, 03/01/23 (Call 03/01/20)[b]	6,987	6,978,266

		44,853,692
FOOD — 1.54%
Albertsons Companies LLC/ Safeway Inc./New Albertson’s Inc./Albertson’s LLC
5.75%, 03/15/25 (Call 09/15/19)[a]	21,558	18,755,460

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

6.63%, 06/15/24 (Call 06/15/19)[a]	$22,221	$20,469,707
B&G Foods Inc.
4.63%, 06/01/21 (Call 04/02/18)[a]	11,409	11,363,047
5.25%, 04/01/25 (Call 04/01/20)[a]	16,882	16,248,925
Lamb Weston Holdings Inc.
4.63%, 11/01/24 (Call 11/01/21)[a,b]	15,554	15,690,098
4.88%, 11/01/26 (Call 11/01/21)[a,b]	14,570	14,570,000
Pilgrim’s Pride Corp.
5.75%, 03/15/25 (Call 03/15/20)[a,b]	14,635	14,561,825
5.88%, 09/30/27 (Call 09/30/22)[a,b]	13,940	13,553,862
Post Holdings Inc.
5.00%, 08/15/26 (Call 08/15/21)[a,b]	31,629	30,038,061
5.50%, 03/01/25 (Call 03/01/20)[a,b]	16,551	16,629,321
5.63%, 01/15/28 (Call 12/01/22)[a,b]	17,879	17,446,082
5.75%, 03/01/27 (Call 03/01/22)[a,b]	25,385	25,112,111
TreeHouse Foods Inc.
4.88%, 03/15/22 (Call 04/02/18)[a]	5,681	5,659,696
6.00%, 02/15/24 (Call 02/15/19)[a,b]	14,448	14,755,020

		234,853,215
FOOD SERVICE — 0.39%
Aramark Services Inc.
4.75%, 06/01/26 (Call 06/01/21)[a]	9,760	9,632,876
5.00%, 04/01/25 (Call 04/01/20)[b]	11,353	11,423,048
5.00%, 02/01/28 (Call 02/01/23)[b]	19,052	18,980,555
5.13%, 01/15/24 (Call 01/15/19)	19,035	19,401,355

		59,437,834

Security	Principal (000s)	Value

GAS — 0.42%
AmeriGas Partners LP/ AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	$13,408	$13,273,920
5.63%, 05/20/24 (Call 03/20/24)[a]	12,176	12,230,653
5.75%, 05/20/27 (Call 02/20/27)[a]	9,164	9,049,450
5.88%, 08/20/26 (Call 05/20/26)[a]	11,064	11,050,170
NGL Energy Partners LP/NGL Energy Finance Corp.
6.13%, 03/01/25 (Call 03/01/20)[a]	8,028	7,726,244
7.50%, 11/01/23 (Call 11/01/19)	10,093	10,152,139

		63,482,576
HEALTH CARE – PRODUCTS — 1.32%
Avantor Inc.
6.00%, 10/01/24 (Call 10/01/20)[a,b]	26,809	26,809,000
9.00%, 10/01/25 (Call 10/01/20)[a,b]	35,041	35,128,017
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[a,b]	17,852	17,316,440
Hologic Inc.
4.38%, 10/15/25 (Call 10/15/20)[a,b]	14,272	13,933,040
4.63%, 02/01/28 (Call 02/01/23)[b]	6,844	6,607,169
Kinetic Concepts Inc./KCI USA Inc.
7.88%, 02/15/21 (Call 03/16/18)[a,b]	9,347	9,623,162
12.50%, 11/01/21 (Call 05/01/19)[a,b]	6,670	7,518,757
Mallinckrodt International Finance SA
4.75%, 04/15/23[a]	8,676	6,845,698

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 04/02/18)[a,b]	$11,403	$11,103,671
5.50%, 04/15/25 (Call 04/15/20)[a,b]	12,268	9,850,342
5.63%, 10/15/23 (Call 10/15/18)[a,b]	12,970	10,894,800
5.75%, 08/01/22 (Call 04/02/18)[a,b]	13,906	12,313,130
Ortho-Clinical Diagnostics Inc./ Ortho-Clinical Diagnostics SA
6.63%, 05/15/22 (Call 04/02/18)[a,b]	23,364	23,217,975
Teleflex Inc.
4.63%, 11/15/27 (Call 11/15/22)[a]	11,380	11,089,404

		202,250,605
HEALTH CARE – SERVICES — 7.41%
Acadia Healthcare Co. Inc.
5.63%, 02/15/23 (Call 04/02/18)[a]	11,603	11,904,098
Centene Corp.
4.75%, 05/15/22 (Call 05/15/19)	16,121	16,386,173
4.75%, 01/15/25 (Call 01/15/20)[a]	23,421	23,327,848
5.63%, 02/15/21 (Call 04/02/18)[a]	24,009	24,649,601
6.13%, 02/15/24 (Call 02/15/19)[a]	16,035	16,809,250
CHS/Community Health Systems Inc.
5.13%, 08/01/21 (Call 04/02/18)[a]	17,946	16,569,495
6.25%, 03/31/23 (Call 03/31/20)	54,949	49,742,203
6.88%, 02/01/22 (Call 04/02/18)[a]	49,275	32,028,750
7.13%, 07/15/20 (Call 04/02/18)[a]	20,078	16,954,365
8.00%, 11/15/19 (Call 04/02/18)[a]	32,897	30,993,810

Security	Principal (000s)	Value

DaVita Inc.
5.00%, 05/01/25 (Call 05/01/20)[a]	$27,102	$26,550,282
5.13%, 07/15/24 (Call 07/15/19)[a]	32,633	32,337,169
5.75%, 08/15/22 (Call 04/02/18)[a]	20,962	21,523,019
Encompass Health Corp.
5.75%, 11/01/24 (Call 04/02/18)[a]	20,955	21,125,259
Envision Healthcare Corp.
5.13%, 07/01/22 (Call 04/02/18)[a,b]	13,167	13,247,922
5.63%, 07/15/22 (Call 04/02/18)[a]	16,879	17,168,053
6.25%, 12/01/24 (Call 12/01/19)[a,b]	8,537	8,947,823
HCA Healthcare Inc.
6.25%, 02/15/21[a]	16,241	17,113,954
HCA Inc.
3.75%, 03/15/19[a]	23,675	23,823,679
4.25%, 10/15/19[a]	8,858	8,966,352
4.50%, 02/15/27 (Call 08/15/26)[a]	19,121	18,617,580
4.75%, 05/01/23[a]	19,696	20,040,680
5.00%, 03/15/24[a]	33,066	33,689,936
5.25%, 04/15/25[a]	22,143	22,755,190
5.25%, 06/15/26 (Call 12/15/25)[a]	23,610	24,155,981
5.38%, 02/01/25[a]	44,863	45,648,102
5.88%, 03/15/22[a]	25,996	27,602,217
5.88%, 05/01/23[a]	24,573	25,859,964
5.88%, 02/15/26 (Call 08/15/25)[a]	25,771	26,710,567
6.50%, 02/15/20	49,951	52,579,117
7.50%, 02/15/22	33,772	37,444,705
Kindred Healthcare Inc.
6.38%, 04/15/22 (Call 04/02/18)	9,087	9,215,808
8.00%, 01/15/20	11,339	12,114,007
8.75%, 01/15/23 (Call 04/02/18)[a]	9,444	10,029,389

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

LifePoint Health Inc.
5.38%, 05/01/24 (Call 05/01/19)[a]	$8,163	$7,903,938
5.50%, 12/01/21 (Call 04/02/18)[a]	17,539	17,678,765
5.88%, 12/01/23 (Call 12/01/18)[a]	9,751	9,745,442
Molina Healthcare Inc.
5.38%, 11/15/22 (Call 08/15/22)	12,125	12,140,156
MPH Acquisition Holdings LLC
7.13%, 06/01/24 (Call 06/01/19)[a,b]	28,257	29,650,584
Tenet Healthcare Corp.
4.38%, 10/01/21[a]	17,767	17,678,165
4.50%, 04/01/21[a]	14,531	14,495,537
4.63%, 07/15/24 (Call 07/15/20)[b]	34,454	33,032,772
4.75%, 06/01/20	7,026	7,115,581
5.13%, 05/01/25 (Call 05/01/20)[a,b]	24,770	24,034,641
5.50%, 03/01/19[a]	7,229	7,330,042
6.00%, 10/01/20[a]	30,485	31,761,255
6.75%, 06/15/23[a]	31,573	31,484,201
7.00%, 08/01/25 (Call 08/01/20)[a,b]	7,606	7,586,985
7.50%, 01/01/22 (Call 01/01/19)[a,b]	11,279	11,921,198
8.13%, 04/01/22[a]	46,370	48,919,423
WellCare Health Plans Inc.
5.25%, 04/01/25 (Call 04/01/20)[a]	21,706	21,924,241

		1,131,035,274
HOLDING COMPANIES – DIVERSIFIED — 0.07%
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)[a]	10,042	10,562,745

		10,562,745
HOME BUILDERS — 1.67%
Beazer Homes USA Inc.
5.88%, 10/15/27 (Call 10/15/22)[a]	7,371	7,015,226

Security	Principal (000s)	Value

8.75%, 03/15/22 (Call 03/15/19)[a]	$8,445	$9,099,487
Brookfield Residential Properties Inc.
6.50%, 12/15/20 (Call 04/02/18)[a,b]	8,930	9,086,275
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
6.13%, 07/01/22 (Call 04/02/18)[a,b]	7,535	7,764,190
K Hovnanian Enterprises Inc.
10.00%, 07/15/22 (Call 07/15/19)[b]	8,565	9,346,556
10.50%, 07/15/24 (Call 07/15/20)[a,b]	8,385	9,186,816
KB Home
4.75%, 05/15/19 (Call 02/15/19)[a]	5,287	5,339,870
7.00%, 12/15/21 (Call 09/15/21)[a]	7,890	8,514,625
Lennar Corp.
4.13%, 01/15/22 (Call 10/15/21)[a]	9,158	9,066,420
4.50%, 06/15/19 (Call 04/16/19)[a]	6,914	6,993,777
4.50%, 11/15/19 (Call 08/15/19)[a]	8,691	8,788,774
4.50%, 04/30/24 (Call 01/31/24)[a]	10,190	10,122,066
4.75%, 04/01/21 (Call 02/01/21)[a]	7,562	7,703,788
4.75%, 11/15/22 (Call 08/15/22)	9,009	9,104,345
4.75%, 05/30/25 (Call 02/28/25)	7,882	7,852,443
4.75%, 11/29/27 (Call 05/29/27)[b]	14,749	14,306,530
4.88%, 12/15/23 (Call 09/15/23)[a]	5,989	6,070,788
5.25%, 06/01/26 (Call 12/01/25)[a,b]	6,740	6,874,800

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

5.88%, 11/15/24 (Call 05/15/24)[b]	$7,337	$7,832,248
8.38%, 05/15/18[b]	286	288,860
8.38%, 01/15/21[a,b]	7,239	8,075,105
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)	9,808	9,911,738
5.00%, 01/15/27 (Call 10/15/26)[a]	12,427	12,293,668
5.50%, 03/01/26 (Call 12/01/25)[a]	11,839	12,037,858
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc.
5.25%, 04/15/21 (Call 04/02/18)[a,b]	8,379	8,454,221
Toll Brothers Finance Corp.
4.35%, 02/15/28 (Call 11/15/27)	1,264	1,188,818
4.38%, 04/15/23 (Call 01/15/23)[a]	7,426	7,441,250
4.88%, 03/15/27 (Call 12/15/26)[a]	9,753	9,704,235
5.88%, 02/15/22 (Call 11/15/21)[a]	8,809	9,345,193
TRI Pointe Group Inc./TRI Pointe Homes Inc.
4.38%, 06/15/19[a]	7,076	7,085,828
5.88%, 06/15/24[a]	8,332	8,568,879

		254,464,677
HOME FURNISHINGS — 0.11%
Tempur Sealy International Inc.
5.50%, 06/15/26 (Call 06/15/21)[a]	10,731	10,570,035
5.63%, 10/15/23 (Call 10/15/18)	6,527	6,571,601

		17,141,636
HOUSEHOLD PRODUCTS & WARES — 0.28%
Kronos Acquisition Holdings Inc.
9.00%, 08/15/23 (Call 08/15/18)[a,b]	15,332	14,850,480

Security	Principal (000s)	Value

Spectrum Brands Inc.
5.75%, 07/15/25 (Call 07/15/20)[a]	$19,273	$19,935,509
6.63%, 11/15/22 (Call 04/02/18)[a]	8,255	8,546,505

		43,332,494
INSURANCE — 0.46%
Genworth Holdings Inc.
4.80%, 02/15/24[a]	9,221	7,883,955
4.90%, 08/15/23	5,136	4,407,330
7.20%, 02/15/21	364	355,037
7.63%, 09/24/21	10,327	10,120,460
7.70%, 06/15/20	5,757	5,752,572
HUB International Ltd.
7.88%, 10/01/21 (Call 04/02/18)[b]	20,456	21,063,287
Radian Group Inc.
4.50%, 10/01/24 (Call 07/01/24)[a]	7,851	7,833,728
Voya Financial Inc.
(3 mo. LIBOR US + 3.580%)
5.65%, 05/15/53 (Call 05/15/23)[a,d]	12,375	12,777,187

		70,193,556
INTERNET — 1.48%
Netflix Inc.
4.38%, 11/15/26[a]	15,932	15,294,720
4.88%, 04/15/28[a,b]	28,502	27,942,529
5.38%, 02/01/21[a]	8,461	8,785,338
5.50%, 02/15/22	11,183	11,631,873
5.75%, 03/01/24	6,003	6,314,747
5.88%, 02/15/25	13,885	14,671,030
Symantec Corp.
3.95%, 06/15/22 (Call 03/15/22)[a]	6,806	6,803,676
4.20%, 09/15/20[a]	10,148	10,354,318
5.00%, 04/15/25 (Call 04/15/20)[a,b]	19,354	19,668,502
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/18)[a]	11,536	11,665,780
4.75%, 07/15/27 (Call 07/15/22)[a]	10,673	10,406,175

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

5.25%, 04/01/25 (Call 01/01/25)[a]	$10,550	$10,815,399
Zayo Group LLC/Zayo Capital Inc.
5.75%, 01/15/27 (Call 01/15/22)[b]	29,008	29,153,040
6.00%, 04/01/23 (Call 04/02/18)[a]	25,720	26,703,255
6.38%, 05/15/25 (Call 05/15/20)[a]	14,884	15,516,570

		225,726,952
IRON & STEEL — 1.13%
AK Steel Corp.
7.00%, 03/15/27 (Call 03/15/22)[a]	7,007	7,115,937
7.63%, 10/01/21 (Call 04/02/18)[a]	6,269	6,472,743
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)[a]	6,988	7,135,767
7.88%, 08/15/23 (Call 05/15/23)[a]	8,045	8,764,740
ArcelorMittal
5.50%, 08/05/20[a]	10,914	11,391,488
5.75%, 03/01/21	13,185	13,888,749
6.13%, 06/01/25[a]	10,385	11,441,551
6.50%, 02/25/22	11,279	12,252,547
Cleveland-Cliffs Inc.
4.88%, 01/15/24 (Call 01/15/21)[b]	7,034	6,886,803
5.75%, 03/01/25 (Call 03/01/20)[a,b]	18,980	18,283,276
Steel Dynamics Inc.
5.00%, 12/15/26 (Call 12/15/21)[a]	7,906	8,033,484
5.13%, 10/01/21 (Call 04/02/18)[a]	10,281	10,442,559
5.25%, 04/15/23 (Call 04/15/18)	5,989	6,097,839
5.50%, 10/01/24 (Call 10/01/19)[a]	8,208	8,503,488
U.S. Steel Corp.
6.88%, 08/15/25 (Call 08/15/20)[a]	14,781	15,497,828

Security	Principal (000s)	Value

7.38%, 04/01/20[a]	$5,928	$6,336,921
8.38%, 07/01/21 (Call 07/01/18)[b]	12,677	13,636,293

		172,182,013
LEISURE TIME — 0.18%
Sabre GLBL Inc.
5.25%, 11/15/23 (Call 11/15/18)[a,b]	7,452	7,507,890
5.38%, 04/15/23 (Call 04/15/18)[a,b]	8,026	8,086,195
Viking Cruises Ltd.
5.88%, 09/15/27 (Call 09/15/22)[b]	5,443	5,306,925
VOC Escrow Ltd.
5.00%, 02/15/28 (Call 02/15/23)[b]	6,045	5,886,319

		26,787,329
LODGING — 1.79%
Boyd Gaming Corp.
6.38%, 04/01/26 (Call 04/01/21)[a]	14,311	15,049,943
6.88%, 05/15/23 (Call 05/15/18)[a]	11,526	12,150,325
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 09/01/19)[b]	8,240	8,900,986
10.75%, 09/01/24 (Call 09/01/19)[b]	9,730	10,569,212
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24 (Call 09/01/19)[a]	17,804	17,494,210
Hilton Worldwide Finance LLC/ Hilton Worldwide Finance Corp.
4.63%, 04/01/25 (Call 04/01/20)[a]	16,310	16,391,550
4.88%, 04/01/27 (Call 04/01/22)	12,342	12,318,859
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
6.75%, 11/15/21 (Call 11/15/18)[a,b]	14,365	14,899,183

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	$8,650	$8,437,147
5.25%, 03/31/20[a]	7,468	7,684,572
6.00%, 03/15/23	22,426	23,824,120
6.63%, 12/15/21[a]	20,474	22,123,181
6.75%, 10/01/20[a]	16,470	17,561,137
7.75%, 03/15/22[a]	16,237	18,163,791
8.63%, 02/01/19	10,464	10,974,120
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)[a,b]	8,718	8,789,154
5.25%, 05/15/27 (Call 02/15/27)[a,b]	15,309	15,080,838
5.50%, 03/01/25 (Call 12/01/24)[b]	32,331	32,694,724

		273,107,052
MACHINERY — 0.31%
BlueLine Rental Finance Corp./ BlueLine Rental LLC
9.25%, 03/15/24 (Call 03/15/20)[a,b]	18,920	20,480,900
CNH Industrial NV
4.50%, 08/15/23	11,751	12,004,099
Vertiv Group Corp.
9.25%, 10/15/24 (Call 10/15/19)[a,b]	13,723	14,529,226

		47,014,225
MANUFACTURING — 0.98%
Bombardier Inc.
5.75%, 03/15/22[b]	7,322	7,278,783
6.00%, 10/15/22 (Call 04/02/18)[a,b]	20,534	20,482,665
6.13%, 01/15/23[a,b]	23,007	23,064,517
7.50%, 12/01/24 (Call 12/01/20)[a,b]	18,337	19,081,941
7.50%, 03/15/25 (Call 03/15/20)[a,b]	26,435	27,087,849
7.75%, 03/15/20[a,b]	13,737	14,679,077
8.75%, 12/01/21[a,b]	24,843	27,288,572

Security	Principal (000s)	Value

Gates Global LLC/Gates Global Co.
6.00%, 07/15/22 (Call 03/16/18)[a,b]	$11,215	$11,411,262

		150,374,666
MEDIA — 12.46%
Altice Financing SA
6.63%, 02/15/23 (Call 04/02/18)[b]	35,928	35,827,833
7.50%, 05/15/26 (Call 05/15/21)[b]	48,589	48,978,426
Altice Finco SA
8.13%, 01/15/24 (Call 12/15/18)[a,b]	5,863	5,987,065
Altice Luxembourg SA
7.63%, 02/15/25 (Call 02/15/20)[a,b]	24,692	21,780,648
7.75%, 05/15/22 (Call 04/02/18)[a,b]	52,466	49,055,710
Altice U.S. Finance I Corp.
5.38%, 07/15/23 (Call 07/15/18)[b]	19,370	19,708,975
5.50%, 05/15/26 (Call 05/15/21)[b]	26,126	25,885,641
AMC Networks Inc.
4.75%, 12/15/22 (Call 04/02/18)	9,872	9,969,980
4.75%, 08/01/25 (Call 08/01/21)[a]	12,252	11,853,810
5.00%, 04/01/24 (Call 04/01/20)[a]	16,088	16,058,749
Cablevision Systems Corp.
5.88%, 09/15/22[a]	10,784	10,818,448
8.00%, 04/15/20[a]	8,552	9,071,133
CCO Holdings LLC/CCO Holdings Capital Corp.
4.00%, 03/01/23 (Call 11/01/19)[a,b]	7,555	7,356,681
5.00%, 02/01/28 (Call 08/01/22)[a,b]	43,447	41,124,758
5.13%, 02/15/23 (Call 04/02/18)[a]	17,438	17,743,165
5.13%, 05/01/23 (Call 05/01/18)[a,b]	21,656	22,062,050

2 0 1 8 i S h a r e s A n n u a l R e p o r t t o S h a r e h o l d e r s

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

5.13%, 05/01/27 (Call 05/01/22)[b]	$54,885	$52,849,864
5.25%, 03/15/21 (Call 04/02/18)[a]	7,206	7,300,579
5.25%, 09/30/22 (Call 04/02/18)[a]	22,377	22,796,569
5.38%, 05/01/25 (Call 05/01/20)[a,b]	14,066	14,094,923
5.50%, 05/01/26 (Call 05/01/21)[b]	26,201	26,170,979
5.75%, 09/01/23 (Call 04/02/18)[a]	7,479	7,631,696
5.75%, 01/15/24 (Call 07/15/18)	15,620	15,939,234
5.75%, 02/15/26 (Call 02/15/21)[b]	41,750	42,324,062
5.88%, 04/01/24 (Call 04/01/19)[a,b]	27,684	28,594,804
5.88%, 05/01/27 (Call 05/01/21)[a,b]	12,056	12,236,840
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 04/02/18)[a,b]	21,282	21,214,470
6.38%, 09/15/20 (Call 04/02/18)[b]	17,263	17,478,787
7.75%, 07/15/25 (Call 07/15/20)[b]	11,044	11,789,470
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 04/02/18)[a]	47,073	48,427,270
Series B
7.63%, 03/15/20 (Call 04/02/18)[a]	33,109	32,892,136
CSC Holdings LLC
5.25%, 06/01/24	13,987	13,451,199
5.38%, 02/01/28 (Call 02/01/23)[b]	16,117	15,704,002
5.50%, 04/15/27 (Call 04/15/22)[a,b]	22,091	21,759,635
6.63%, 10/15/25 (Call 10/15/20)[b]	16,601	17,493,304

Security	Principal (000s)	Value

6.75%, 11/15/21[a]	$16,889	$17,789,332
8.63%, 02/15/19[a]	6,476	6,751,230
10.13%, 01/15/23 (Call 01/15/19)[b]	28,186	31,481,995
10.88%, 10/15/25 (Call 10/15/20)[a,b]	26,223	30,975,919
DISH DBS Corp.
5.00%, 03/15/23[a]	26,339	24,149,571
5.13%, 05/01/20[a]	17,688	17,694,803
5.88%, 07/15/22[a]	34,112	33,109,960
5.88%, 11/15/24[a]	34,697	32,360,289
6.75%, 06/01/21[a]	34,567	35,578,085
7.75%, 07/01/26[a]	36,784	36,278,220
7.88%, 09/01/19[a]	23,052	24,319,860
Gray Television Inc.
5.13%, 10/15/24 (Call 10/15/19)[a,b]	7,914	7,754,929
5.88%, 07/15/26 (Call 07/15/21)[a,b]	11,277	11,150,134
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 04/02/18)[e]	30,084	23,843,920
9.00%, 03/01/21 (Call 04/02/18)[e]	30,440	24,199,800
9.00%, 09/15/22 (Call 04/02/18)[e]	17,715	13,979,349
10.63%, 03/15/23 (Call 04/02/18)[e]	19,578	15,494,356
11.25%, 03/01/21 (Call 04/02/18)[e]	10,911	8,674,245
11.25%, 03/01/21 (Call 04/02/18)[b,e]	11,032	8,274,000
LIN Television Corp.
5.88%, 11/15/22 (Call 03/12/18)	5,842	6,028,546
Meredith Corp.
6.88%, 02/01/26 (Call 02/01/21)[b]	23,977	24,677,639
Nexstar Broadcasting Inc.
5.63%, 08/01/24 (Call 08/01/19)[a,b]	15,602	15,661,158
Quebecor Media Inc.
5.75%, 01/15/23[a]	15,333	15,888,821

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

SFR Group SA
6.00%, 05/15/22 (Call 04/03/18)[b]	$68,707	$66,838,170
6.25%, 05/15/24 (Call 05/15/19)[b]	24,037	22,315,576
7.38%, 05/01/26 (Call 05/01/21)[b]	90,033	86,845,328
Sinclair Television Group Inc.
5.13%, 02/15/27 (Call 08/15/21)[a,b]	6,320	6,079,614
5.38%, 04/01/21 (Call 03/16/18)[a]	8,665	8,763,466
5.63%, 08/01/24 (Call 08/01/19)[a,b]	13,256	13,436,764
6.13%, 10/01/22 (Call 03/16/18)[a]	7,585	7,797,802
Sirius XM Radio Inc.
3.88%, 08/01/22 (Call 08/01/20)[b]	18,251	17,954,421
4.63%, 05/15/23 (Call 05/15/18)[a,b]	7,353	7,334,618
5.00%, 08/01/27 (Call 08/01/22)[b]	27,194	26,457,497
5.38%, 04/15/25 (Call 04/15/20)[b]	17,506	17,746,707
5.38%, 07/15/26 (Call 07/15/21)[a,b]	17,302	17,506,020
6.00%, 07/15/24 (Call 07/15/19)[a,b]	23,600	24,685,968
TEGNA Inc.
5.13%, 10/15/19 (Call 04/02/18)	361	365,964
5.13%, 07/15/20 (Call 04/02/18)[a]	8,848	8,964,130
6.38%, 10/15/23 (Call 10/15/18)[a]	10,061	10,478,811
Telenet Finance Luxembourg Note
5.50%, 03/01/28 (Call 12/01/22)[b]	20,600	19,835,740
Tribune Media Co.
5.88%, 07/15/22 (Call 07/15/18)[a]	17,379	17,683,132

Security	Principal (000s)	Value

Unitymedia GmbH
6.13%, 01/15/25 (Call 01/15/20)[a,b]	$14,993	$15,742,650
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.00%, 01/15/25 (Call 01/15/20)[a,b]	9,207	9,369,912
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/18)[a,b]	23,083	21,871,142
5.13%, 02/15/25 (Call 02/15/20)[a,b]	25,017	23,109,454
UPC Holding BV
5.50%, 01/15/28 (Call 10/15/22)[b]	8,530	8,018,200
UPCB Finance IV Ltd.
5.38%, 01/15/25 (Call 01/15/20)[a,b]	19,473	19,326,952
Viacom Inc.
(3 mo. LIBOR US + 3.895%)
5.88%, 02/28/57 (Call 02/28/22)[d]	12,911	13,004,357
(3 mo. LIBOR US + 3.899%)
6.25%, 02/28/57 (Call 02/28/27)[a,d]	9,698	9,940,450
Videotron Ltd.
5.00%, 07/15/22[a]	13,125	13,387,500
5.13%, 04/15/27 (Call 04/15/22)[a,b]	9,926	10,005,904
5.38%, 06/15/24 (Call 03/15/24)[a,b]	9,649	10,011,899
Virgin Media Finance PLC
5.75%, 01/15/25 (Call 01/15/20)[a,b]	6,178	6,073,746
6.00%, 10/15/24 (Call 10/15/19)[a,b]	7,991	8,028,467
6.38%, 04/15/23 (Call 04/15/18)[a,b]	8,503	8,747,461
Virgin Media Secured Finance PLC
5.25%, 01/15/21[a]	7,971	8,236,700
5.25%, 01/15/26 (Call 01/15/20)[a,b]	19,023	18,629,330

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

5.50%, 01/15/25 (Call 01/15/19)[a,b]	$5,779	$5,807,895
5.50%, 08/15/26 (Call 08/15/21)[a,b]	12,559	12,353,660
Ziggo Bond Finance BV
5.88%, 01/15/25 (Call 01/15/20)[a,b]	6,957	6,692,286
6.00%, 01/15/27 (Call 01/15/22)[a,b]	12,157	11,565,942
Ziggo Secured Finance BV
5.50%, 01/15/27 (Call 01/15/22)[a,b]	34,451	33,029,896

		1,903,592,587

METAL FABRICATE & HARDWARE — 0.32%
Novelis Corp.
5.88%, 09/30/26 (Call 09/30/21)[a,b]	28,127	28,408,270
6.25%, 08/15/24 (Call 08/15/19)[a,b]	19,969	20,542,895

		48,951,165

MINING — 1.83%
Alcoa Nederland Holding BV
6.75%, 09/30/24 (Call 09/30/19)[a,b]	13,865	14,881,246
7.00%, 09/30/26 (Call 09/30/21)[a,b]	9,599	10,362,421
Aleris International Inc.
7.88%, 11/01/20 (Call 04/02/18)[a]	8,506	8,418,813
9.50%, 04/01/21 (Call 04/02/18)[b]	13,038	13,647,526
Constellium NV
5.75%, 05/15/24 (Call 05/15/19)[a,b]	7,624	7,680,386
5.88%, 02/15/26 (Call 11/15/20)[a,b]	8,604	8,690,040
6.63%, 03/01/25 (Call 03/01/20)[a,b]	9,852	10,209,135
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (Call 02/15/22)[a,b]	11,559	11,573,449
5.13%, 05/15/24 (Call 02/15/24)[a,b]	11,726	11,697,532

Security	Principal (000s)	Value

Freeport-McMoRan Inc.
3.10%, 03/15/20	$15,995	$15,775,569
3.55%, 03/01/22 (Call 12/01/21)[a]	33,854	32,894,960
3.88%, 03/15/23 (Call 12/15/22)[a]	34,860	33,845,574
4.00%, 11/14/21	9,636	9,570,355
4.55%, 11/14/24 (Call 08/14/24)[a]	15,001	14,700,165
6.75%, 02/01/22 (Call 04/02/18)[a]	3,411	3,516,883
6.88%, 02/15/23 (Call 02/15/20)	11,825	12,717,861
Kinross Gold Corp.
4.50%, 07/15/27 (Call 04/15/27)[a,b]	8,400	8,137,374
5.13%, 09/01/21 (Call 06/01/21)	8,578	8,856,785
5.95%, 03/15/24 (Call 12/15/23)[a]	7,890	8,421,694
Lundin Mining Corp.
7.88%, 11/01/22 (Call 11/01/18)[b]	147	155,444
Teck Resources Ltd.
3.75%, 02/01/23 (Call 11/01/22)[a]	12,168	11,857,777
4.75%, 01/15/22 (Call 10/15/21)	10,774	10,999,608
8.50%, 06/01/24 (Call 06/01/19)[b]	9,191	10,227,429

		278,838,026

OFFICE & BUSINESS EQUIPMENT — 0.21%
CDW LLC/CDW Finance Corp.
5.00%, 09/01/23 (Call 04/02/18)[a]	7,902	8,004,597
5.00%, 09/01/25 (Call 03/01/20)[a]	11,367	11,431,585
5.50%, 12/01/24 (Call 06/01/24)	11,914	12,390,560

		31,826,742

OIL & GAS — 9.31%
Antero Resources Corp.
5.00%, 03/01/25 (Call 03/01/20)[a]	11,522	11,599,552

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

5.13%, 12/01/22 (Call 04/02/18)[a]	$17,618	$17,807,732
5.38%, 11/01/21 (Call 04/02/18)[a]	15,542	15,878,402
5.63%, 06/01/23 (Call 06/01/18)[a]	12,830	13,135,656
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
10.00%, 04/01/22 (Call 04/01/20)[a,b]	27,288	29,224,397
California Resources Corp.
8.00%, 12/15/22 (Call 12/15/18)[a,b]	39,828	31,563,690
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 04/02/18)[a]	14,864	14,529,560
11.50%, 01/15/21 (Call 04/15/18)[a,b]	5,923	6,637,380
Carrizo Oil & Gas Inc.
6.25%, 04/15/23 (Call 04/15/18)[a]	10,843	10,838,072
7.50%, 09/15/20 (Call 04/02/18)[a]	8,587	8,758,740
Chesapeake Energy Corp.
4.88%, 04/15/22 (Call 04/02/18)[a]	8,939	8,383,665
6.13%, 02/15/21[a]	10,689	10,760,260
6.63%, 08/15/20	6,070	6,250,279
8.00%, 12/15/22 (Call 12/15/18)[a,b]	23,109	24,639,971
8.00%, 01/15/25 (Call 01/15/20)[a,b]	22,949	22,538,335
8.00%, 06/15/27 (Call 06/15/22)[a,b]	22,401	21,490,959
Citgo Holding Inc.
10.75%, 02/15/20[b]	27,799	29,786,628
CNX Resources Corp.
5.88%, 04/15/22 (Call 04/02/18)[a]	32,528	32,763,828
8.00%, 04/01/23 (Call 04/02/18)[a]	7,431	7,846,672

Security	Principal (000s)	Value

Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)[a]	$16,840	$16,286,929
4.38%, 01/15/28 (Call 10/15/27)[a,b]	18,398	17,961,047
4.50%, 04/15/23 (Call 01/15/23)[a]	26,644	26,853,446
5.00%, 09/15/22 (Call 04/02/18)[a]	31,823	32,301,141
CrownRock LP/CrownRock Finance Inc.
5.63%, 10/15/25 (Call 10/15/20)[a,b]	17,006	16,696,271
Denbury Resources Inc.
9.00%, 05/15/21 (Call 12/15/18)[a,b]	12,821	13,142,526
9.25%, 03/31/22 (Call 03/31/19)[a,b]	14,109	14,427,810
Diamond Offshore Drilling Inc.
7.88%, 08/15/25 (Call 05/15/25)[a]	9,983	10,160,822
Diamondback Energy Inc.
4.75%, 11/01/24 (Call 11/01/19)[a]	9,426	9,337,396
5.38%, 05/31/25 (Call 05/31/20)[a]	9,070	9,141,804
Endeavor Energy Resources LP/EER Finance Inc.
5.50%, 01/30/26 (Call 01/30/21)[a,b]	11,458	11,372,065
5.75%, 01/30/28 (Call 01/30/23)[a,b]	8,304	8,304,000
Ensco PLC
4.50%, 10/01/24 (Call 07/01/24)[a]	10,659	8,610,104
5.20%, 03/15/25 (Call 12/15/24)[a]	12,898	10,697,279
7.75%, 02/01/26	17,163	16,144,445
8.00%, 01/31/24 (Call 10/31/23)	270	267,300
EP Energy LLC/Everest Acquisition Finance Inc.
6.38%, 06/15/23 (Call 06/15/18)	888	479,520

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

8.00%, 11/29/24 (Call 11/30/19)[a,b]	$7,919	$8,156,570
8.00%, 02/15/25 (Call 02/15/20)[b]	16,959	11,701,710
9.38%, 05/01/24 (Call 05/01/20)[b]	18,403	13,526,205
Extraction Oil & Gas Inc.
5.63%, 02/01/26 (Call 02/01/21)[b]	10,014	9,816,849
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 10/15/19)[a]	11,315	11,094,357
6.38%, 05/15/25 (Call 05/15/20)[a]	9,537	9,384,775
6.38%, 01/15/26 (Call 01/15/21)[a,b]	7,973	7,858,587
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/01/24 (Call 06/01/19)[a,b]	8,054	8,104,338
5.75%, 10/01/25 (Call 04/01/20)[b]	8,946	9,045,524
Jones Energy Holdings LLC/ Jones Energy Finance Corp.
6.75%, 04/01/22 (Call 04/02/18)	6,600	4,273,500
9.25%, 03/15/23 (Call 03/15/20)[b]	7,336	7,207,620
Jupiter Resources Inc.
8.50%, 10/01/22 (Call 04/02/18)[a,b]	18,109	8,601,775
MEG Energy Corp.
6.38%, 01/30/23 (Call 04/02/18)[a,b]	13,137	11,245,570
6.50%, 01/15/25 (Call 01/15/20)[a,b]	13,517	13,263,556
7.00%, 03/31/24 (Call 09/30/18)[a,b]	18,541	15,787,799
Murphy Oil Corp.
4.00%, 06/01/22 (Call 03/01/22)	8,138	7,945,853
4.45%, 12/01/22 (Call 09/01/22)[a]	10,334	10,199,658

Security	Principal (000s)	Value

5.75%, 08/15/25 (Call 08/15/20)[a]	$9,900	$9,853,470
6.88%, 08/15/24 (Call 08/15/19)[a]	9,193	9,645,337
Nabors Industries Inc.
4.63%, 09/15/21[a]	10,888	10,630,260
5.00%, 09/15/20[a]	11,053	11,081,696
5.50%, 01/15/23 (Call 11/15/22)[a]	9,247	9,162,477
5.75%, 02/01/25 (Call 11/01/24)[a,b]	15,054	14,367,161
Newfield Exploration Co.
5.38%, 01/01/26 (Call 10/01/25)[a]	12,468	12,868,223
5.63%, 07/01/24[a]	18,496	19,456,009
5.75%, 01/30/22[a]	11,463	12,075,829
Noble Holding International Ltd.
7.70%, 04/01/25 (Call 01/01/25)[a]	7,362	6,515,370
7.75%, 01/15/24 (Call 10/15/23)[a]	16,248	14,826,300
7.88%, 02/01/26 (Call 02/01/21)[a,b]	11,145	11,127,614
Oasis Petroleum Inc.
6.88%, 03/15/22 (Call 04/02/18)[a]	14,451	14,830,339
Parsley Energy LLC/Parsley Finance Corp.
5.25%, 08/15/25 (Call 08/15/20)[b]	8,700	8,569,500
5.38%, 01/15/25 (Call 01/15/20)[a,b]	11,577	11,488,688
5.63%, 10/15/27 (Call 10/15/22)[a,b]	12,062	11,984,900
6.25%, 06/01/24 (Call 06/01/19)[a,b]	5,606	5,806,032
PBF Holding Co. LLC/PBF Finance Corp.
7.00%, 11/15/23 (Call 11/15/18)	7,749	8,020,215
7.25%, 06/15/25 (Call 06/15/20)[a]	12,881	13,299,925

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

PDC Energy Inc.
5.75%, 05/15/26 (Call 05/15/21)[a,b]	$11,015	$10,901,545
6.13%, 09/15/24 (Call 09/15/19)[a]	6,077	6,213,733
Precision Drilling Corp.
5.25%, 11/15/24 (Call 05/15/19)[a]	8,145	7,742,501
7.13%, 01/15/26 (Call 11/15/20)[b]	6,074	6,115,759
Puma International Financing SA
5.00%, 01/24/26 (Call 01/24/21)[b]	4,825	4,712,417
5.13%, 10/06/24 (Call 10/06/20)[b]	12,725	12,849,705
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)[a]	13,583	13,453,163
5.38%, 10/01/22 (Call 07/01/22)[a]	7,430	7,515,909
5.63%, 03/01/26 (Call 12/01/25)[a]	8,598	8,447,535
6.88%, 03/01/21[a]	333	354,090
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)[a]	13,998	13,387,708
5.00%, 08/15/22 (Call 05/15/22)	9,064	8,889,500
5.00%, 03/15/23 (Call 12/15/22)[a]	14,609	14,206,987
5.75%, 06/01/21 (Call 03/01/21)[a]	7,369	7,545,242
Rowan Companies Inc.
4.88%, 06/01/22 (Call 03/01/22)[a]	11,132	10,431,191
7.38%, 06/15/25 (Call 03/15/25)[a]	9,319	9,206,396
RSP Permian Inc.
5.25%, 01/15/25 (Call 01/15/20)[a]	8,242	8,293,512
6.63%, 10/01/22 (Call 04/03/18)	10,937	11,386,722

Security	Principal (000s)	Value

Sanchez Energy Corp.
6.13%, 01/15/23 (Call 07/15/18)[a]	$21,125	$16,028,594
7.25%, 02/15/23 (Call 02/15/20)[b]	8,000	8,090,635
7.75%, 06/15/21 (Call 04/02/18)[a]	11,833	11,263,537
Seven Generations Energy Ltd.
5.38%, 09/30/25 (Call 09/30/20)[a,b]	13,416	13,181,220
6.75%, 05/01/23 (Call 05/01/18)[b]	6,688	6,971,480
6.88%, 06/30/23 (Call 06/30/18)[a,b]	6,224	6,510,564
SM Energy Co.
5.00%, 01/15/24 (Call 07/15/18)[a]	9,475	8,966,508
5.63%, 06/01/25 (Call 06/01/20)[a]	9,663	9,194,344
6.13%, 11/15/22 (Call 11/15/18)[a]	8,631	8,703,202
6.75%, 09/15/26 (Call 09/15/21)[a]	8,339	8,361,286
Southwestern Energy Co.
4.10%, 03/15/22 (Call 12/15/21)[a]	16,826	15,776,712
6.70%, 01/23/25 (Call 10/23/24)	17,088	16,718,947
7.50%, 04/01/26 (Call 04/01/21)[a]	10,969	11,071,834
7.75%, 10/01/27 (Call 10/01/22)[a]	8,405	8,554,089
Sunoco LP/Sunoco Finance Corp.
4.88%, 01/15/23 (Call 01/15/20)[b]	13,560	13,461,676
5.50%, 02/15/26 (Call 02/15/21)[b]	12,605	12,593,577
5.88%, 03/15/28 (Call 03/15/23)[b]	8,171	8,174,972
Transocean Inc.
5.80%, 10/15/22 (Call 07/15/22)[a]	8,219	8,013,525

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

7.50%, 01/15/26 (Call 01/15/21)[a,b]	$13,084	$13,210,751
8.38%, 12/15/21[a]	321	349,890
9.00%, 07/15/23 (Call 07/15/20)[b]	21,885	23,476,221
Ultra Resources Inc.
6.88%, 04/15/22 (Call 04/15/19)[a,b]	11,214	10,176,705
7.13%, 04/15/25 (Call 04/15/20)[a,b]	11,146	9,699,342
Whiting Petroleum Corp.
5.75%, 03/15/21 (Call 12/15/20)[a]	13,242	13,573,050
6.25%, 04/01/23 (Call 01/01/23)[a]	7,668	7,811,775
6.63%, 01/15/26 (Call 10/15/25)[b]	19,052	19,375,884
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)	12,293	12,300,013
6.00%, 01/15/22 (Call 10/15/21)	17,834	18,522,444
7.50%, 08/01/20 (Call 07/01/20)	418	448,590
8.25%, 08/01/23 (Call 06/01/23)	9,303	10,540,009

		1,422,216,265
OIL & GAS SERVICES — 0.66%
CGG SA
6.50%, 06/01/21[a,e,f]	6,202	3,318,070
6.88%, 01/15/22[a,e,f]	5,118	2,738,130
SESI LLC
7.13%, 12/15/21 (Call 04/02/18)[a]	12,072	12,309,442
7.75%, 09/15/24 (Call 09/15/20)[a,b]	8,067	8,385,554
Transocean Phoenix 2 Ltd.
7.75%, 10/15/24 (Call 10/15/20)[a,b]	7,788	8,386,379
Transocean Proteus Ltd.
6.25%, 12/01/24 (Call 12/01/20)[a,b]	7,746	7,946,155

Security	Principal (000s)	Value

Weatherford International LLC
9.88%, 03/01/25 (Call 12/01/24)[b]	$10,395	$10,291,050
Weatherford International Ltd.
4.50%, 04/15/22 (Call 01/15/22)[a]	9,650	8,468,803
7.75%, 06/15/21 (Call 05/15/21)[a]	12,962	12,962,000
8.25%, 06/15/23 (Call 03/15/23)[a]	12,928	12,477,048
9.88%, 02/15/24 (Call 11/15/23)[a]	12,892	12,847,431

		100,130,062
PACKAGING & CONTAINERS — 2.82%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.25%, 09/15/22 (Call 03/15/19)[a,b]	11,619	11,577,992
4.63%, 05/15/23 (Call 05/15/19)[a,b]	17,617	17,592,882
6.00%, 06/30/21 (Call 03/12/18)[b]	6,344	6,472,100
6.00%, 02/15/25 (Call 02/15/20)[a,b]	29,516	30,239,142
7.25%, 05/15/24 (Call 05/15/19)[a,b]	25,673	27,566,384
Ball Corp.
4.00%, 11/15/23[a]	15,986	15,819,004
4.38%, 12/15/20[a]	16,061	16,373,436
5.00%, 03/15/22[a]	12,309	12,760,776
5.25%, 07/01/25[a]	18,663	19,578,683
Berry Global Inc.
4.50%, 02/15/26 (Call 02/15/21)[b]	10,951	10,649,847
5.13%, 07/15/23 (Call 07/15/18)[a]	12,501	12,745,825
5.50%, 05/15/22 (Call 04/02/18)[a]	7,590	7,789,238
6.00%, 10/15/22 (Call 10/15/18)	5,319	5,529,386
BWAY Holding Co.
5.50%, 04/15/24 (Call 04/15/20)[a,b]	26,254	26,844,715

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

7.25%, 04/15/25 (Call 04/15/20)[a,b]	$22,218	$22,876,208
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%, 01/15/23[a]	19,799	19,957,392
Crown Americas LLC/Crown Americas Capital Corp. V
4.25%, 09/30/26 (Call 03/31/26)[a]	7,754	7,329,911
Crown Americas LLC/Crown Americas Capital Corp. VI
4.75%, 02/01/26 (Call 02/01/21)[b]	2,300	2,265,822
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22[a,b]	7,361	7,508,220
5.88%, 08/15/23[b]	14,131	14,688,211
Reynolds Group Issuer Inc./ Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu
5.13%, 07/15/23 (Call 07/15/19)[a,b]	28,251	28,780,706
5.75%, 10/15/20 (Call 04/03/18)[a]	52,244	52,889,573
6.88%, 02/15/21 (Call 04/02/18)[a]	3,987	4,036,525
7.00%, 07/15/24 (Call 07/15/19)[a,b]	12,933	13,628,149
Sealed Air Corp.
4.88%, 12/01/22 (Call 09/01/22)[a,b]	6,168	6,340,870
5.13%, 12/01/24 (Call 09/01/24)[a,b]	7,510	7,735,300
5.25%, 04/01/23 (Call 01/01/23)[a,b]	6,482	6,660,255
5.50%, 09/15/25 (Call 06/15/25)[a,b]	7,380	7,716,293
6.50%, 12/01/20 (Call 09/01/20)[a,b]	6,180	6,579,125

		430,531,970

Security	Principal (000s)	Value

PHARMACEUTICALS — 2.44%
Endo Dac/Endo Finance LLC/ Endo Finco Inc.
6.00%, 07/15/23 (Call 07/15/18)[b]	$26,702	$20,026,500
6.00%, 02/01/25 (Call 02/01/20)[a,b]	21,295	15,279,163
Endo Finance LLC
5.75%, 01/15/22 (Call 04/02/18)[a,b]	11,565	9,454,388
Endo Finance LLC/Endo Finco Inc.
5.38%, 01/15/23 (Call 04/02/18)[a,b]	12,442	9,318,644
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (Call 04/02/18)[b]	27,359	27,290,602
5.50%, 03/01/23 (Call 04/02/18)[b]	15,595	13,821,069
5.50%, 11/01/25 (Call 11/01/20)[b]	28,509	28,153,615
5.63%, 12/01/21 (Call 04/02/18)[a,b]	15,277	14,448,701
5.88%, 05/15/23 (Call 05/15/18)[b]	56,596	50,370,440
6.13%, 04/15/25 (Call 04/15/20)[a,b]	56,434	49,661,920
6.50%, 03/15/22 (Call 03/15/19)[b]	20,426	21,319,638
6.75%, 08/15/21 (Call 04/02/18)[b]	11,323	11,066,210
7.00%, 03/15/24 (Call 03/15/20)[a,b]	35,176	37,154,650
7.25%, 07/15/22 (Call 04/02/18)[b]	11,653	11,333,175
7.50%, 07/15/21 (Call 04/02/18)[a,b]	26,887	26,996,992
9.00%, 12/15/25 (Call 12/15/21)[a,b]	26,594	26,774,610

		372,470,317

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

PIPELINES — 3.10%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.
5.25%, 01/15/25 (Call 01/15/21)	$573	$588,070
5.50%, 10/15/19 (Call 09/15/19)	368	379,518
6.25%, 10/15/22 (Call 10/15/18)[a]	145	151,887
Buckeye Partners LP
(3 mo. LIBOR US + 2.084%)
6.38%, 01/22/78 (Call 01/22/23)[d]	6,966	6,943,923
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27 (Call 01/01/27)[a]	25,131	25,367,528
5.88%, 03/31/25 (Call 10/02/24)	25,623	27,061,245
7.00%, 06/30/24 (Call 01/01/24)[a]	22,678	25,399,360
Cheniere Energy Partners LP
5.25%, 10/01/25 (Call 10/01/20)[a,b]	26,605	26,871,050
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.75%, 04/01/25 (Call 04/01/20)[a]	8,323	8,424,957
6.25%, 04/01/23 (Call 04/02/18)[a]	10,550	10,870,621
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)	11,545	11,254,932
4.75%, 09/30/21 (Call 06/30/21)[a,b]	9,420	9,578,056
5.35%, 03/15/20[a,b]	9,480	9,711,312
(3 mo. LIBOR US + 3.850%)
5.85%, 05/21/43 (Call 05/21/23)[b,d]	8,369	7,908,705
Energy Transfer Equity LP
4.25%, 03/15/23 (Call 12/15/22)[a]	16,340	16,033,625

Security	Principal (000s)	Value

5.50%, 06/01/27 (Call 03/01/27)[a]	$16,459	$16,964,140
5.88%, 01/15/24 (Call 10/15/23)[a]	19,726	20,796,135
7.50%, 10/15/20	19,548	21,144,900
Genesis Energy LP/Genesis Energy Finance Corp.
6.00%, 05/15/23 (Call 05/15/18)	6,274	6,266,157
6.25%, 05/15/26 (Call 02/15/21)[a]	7,839	7,582,092
6.50%, 10/01/25 (Call 10/01/20)[a]	8,635	8,591,054
6.75%, 08/01/22 (Call 08/01/18)	11,139	11,431,399
NGPL PipeCo LLC
4.38%, 08/15/22 (Call 05/15/22)[a,b]	10,886	10,914,349
4.88%, 08/15/27 (Call 02/15/27)[a,b]	11,640	11,756,400
NuStar Logistics LP
4.80%, 09/01/20	6,856	6,881,710
5.63%, 04/28/27 (Call 01/28/27)[a]	9,901	9,814,366
Rockies Express Pipeline LLC
5.63%, 04/15/20[a,b]	19,217	19,961,659
6.00%, 01/15/19[a,b]	177	181,425
SemGroup Corp./Rose Rock Finance Corp.
5.63%, 07/15/22 (Call 03/16/18)[a]	5,836	5,773,712
Tallgrass Energy Partners LP/ Tallgrass Energy Finance Corp.
5.50%, 09/15/24 (Call 09/15/19)[a,b]	11,809	12,207,318
5.50%, 01/15/28 (Call 01/15/23)[b]	13,164	13,216,656
Targa Resources Partners LP/ Targa Resources Partners Finance Corp.
4.13%, 11/15/19 (Call 04/02/18)	10,847	10,894,908

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

4.25%, 11/15/23 (Call 05/15/18)	$9,552	$9,315,759
5.00%, 01/15/28 (Call 01/15/23)[a,b]	13,108	12,731,145
5.13%, 02/01/25 (Call 02/01/20)[a]	7,275	7,228,882
5.25%, 05/01/23 (Call 04/02/18)	8,918	9,068,536
5.38%, 02/01/27 (Call 02/01/22)[a]	8,031	8,050,249
6.75%, 03/15/24 (Call 09/15/19)[a]	9,122	9,671,854
Williams Companies Inc. (The)
3.70%, 01/15/23 (Call 10/15/22)	15,485	15,020,286
4.55%, 06/24/24 (Call 03/24/24)[a]	20,702	20,810,087

		472,819,967
REAL ESTATE — 0.30%
Howard Hughes Corp. (The)
5.38%, 03/15/25 (Call 03/15/20)[a,b]	18,159	17,863,916
Kennedy-Wilson Inc.
5.88%, 04/01/24[b]	2,810	2,771,363
Realogy Group LLC/Realogy Co-Issuer Corp.
4.50%, 04/15/19[b]	6,196	6,288,940
4.88%, 06/01/23 (Call 03/01/23)[a,b]	9,828	9,491,279
5.25%, 12/01/21 (Call 04/02/18)[a,b]	9,500	9,618,750

		46,034,248
REAL ESTATE INVESTMENT TRUSTS — 2.59%
CyrusOne LP/CyrusOne Finance Corp.
5.00%, 03/15/24 (Call 03/15/20)	11,617	11,718,649
5.38%, 03/15/27 (Call 03/15/22)	10,105	10,154,959
Equinix Inc.
5.38%, 01/01/22 (Call 04/02/18)[a]	12,038	12,489,425

Security	Principal (000s)	Value

5.38%, 04/01/23 (Call 04/02/18)	$16,598	$17,009,924
5.38%, 05/15/27 (Call 05/15/22)[a]	22,577	23,056,761
5.75%, 01/01/25 (Call 01/01/20)[a]	8,315	8,686,947
5.88%, 01/15/26 (Call 01/15/21)[a]	19,473	20,397,967
ESH Hospitality Inc.
5.25%, 05/01/25 (Call 05/01/20)[a,b]	24,150	24,089,625
Felcor Lodging LP
5.63%, 03/01/23 (Call 03/09/18)	346	352,488
6.00%, 06/01/25 (Call 06/01/20)	152	155,610
Iron Mountain Inc.
4.38%, 06/01/21 (Call 06/01/18)[a,b]	7,745	7,791,646
4.88%, 09/15/27 (Call 09/15/22)[b]	17,639	16,624,757
5.25%, 03/15/28 (Call 12/27/22)[a,b]	14,243	13,572,826
5.75%, 08/15/24 (Call 04/02/18)[a]	15,496	15,422,042
6.00%, 08/15/23 (Call 08/15/18)[a]	9,246	9,604,283
iStar Inc.
4.63%, 09/15/20 (Call 06/15/20)[a]	5,891	5,902,782
5.00%, 07/01/19 (Call 04/02/18)[a]	10,765	10,762,309
5.25%, 09/15/22 (Call 09/15/19)[a]	8,373	8,190,887
MGM Growth Properties Operating Partnership LP/ MGP Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)[a]	8,068	7,725,110
5.63%, 05/01/24 (Call 02/01/24)[a]	19,937	20,607,382

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

MPT Operating Partnership LP/ MPT Finance Corp.
5.00%, 10/15/27 (Call 10/15/22)[a]	$23,811	$23,104,787
5.25%, 08/01/26 (Call 08/01/21)[a]	8,156	8,074,440
6.38%, 03/01/24 (Call 03/01/19)[a]	7,522	7,902,801
SBA Communications Corp.
4.00%, 10/01/22 (Call 10/01/19)[a,b]	14,659	14,326,883
4.88%, 07/15/22 (Call 04/02/18)[a]	12,762	12,914,688
4.88%, 09/01/24 (Call 09/01/19)[a]	19,900	19,601,500
Starwood Property Trust Inc.
3.63%, 02/01/21 (Call 11/01/20)[b]	7,511	7,445,279
4.75%, 03/15/25 (Call 09/15/24)[a,b]	10,097	9,740,163
5.00%, 12/15/21 (Call 09/15/21)[a]	10,921	11,140,195
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC
7.13%, 12/15/24 (Call 12/15/19)[b]	9,435	8,456,119
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/15/18)[a,b]	9,211	8,911,643
8.25%, 10/15/23 (Call 04/15/19)[a]	20,793	19,441,455

		395,376,332
RETAIL — 3.73%
1011778 BC ULC/New Red Finance Inc.
4.25%, 05/15/24 (Call 05/15/20)[a,b]	28,593	27,383,753
4.63%, 01/15/22 (Call 04/02/18)[b]	21,236	21,364,302
5.00%, 10/15/25 (Call 10/15/20)[b]	50,027	48,784,665

Security	Principal (000s)	Value

Beacon Escrow Corp.
4.88%, 11/01/25 (Call 11/01/20)[b]	$21,695	$21,155,337
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 04/02/18)[a,b]	17,628	12,119,250
Dollar Tree Inc.
5.25%, 03/01/20 (Call 03/01/18)	12,065	12,214,808
5.75%, 03/01/23 (Call 04/02/18)[a]	41,017	42,570,215
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 04/02/18)[a]	7,962	7,535,148
6.75%, 01/15/22 (Call 04/02/18)[a]	7,113	6,612,665
6.75%, 06/15/23 (Call 06/15/19)[a]	8,200	7,482,500
Golden Nugget Inc.
6.75%, 10/15/24 (Call 10/15/19)[a,b]	23,233	23,784,784
8.75%, 10/01/25 (Call 10/01/20)[b]	10,568	11,098,601
JC Penney Corp. Inc.
5.65%, 06/01/20[a]	5,625	5,593,359
5.88%, 07/01/23 (Call 07/01/19)[a,b]	10,307	9,852,461
8.13%, 10/01/19	67	70,266
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.75%, 06/01/27 (Call 06/01/22)[a,b]	12,201	11,892,519
5.00%, 06/01/24 (Call 06/01/19)[a,b]	17,119	17,262,207
5.25%, 06/01/26 (Call 06/01/21)[a,b]	17,457	17,633,249
L Brands Inc.
5.25%, 02/01/28	9,101	8,743,054
5.63%, 02/15/22[a]	15,984	16,642,141
5.63%, 10/15/23[a]	8,531	8,943,687
6.63%, 04/01/21[a]	16,139	17,243,553
7.00%, 05/01/20	6,716	7,163,734

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 04/02/18)[a,b]	$15,308	$9,261,340
Penske Automotive Group Inc.
5.50%, 05/15/26 (Call 05/15/21)[a]	7,495	7,457,525
5.75%, 10/01/22 (Call 04/02/18)[a]	8,524	8,745,091
PetSmart Inc.
5.88%, 06/01/25 (Call 06/01/20)[a,b]	24,215	18,778,733
7.13%, 03/15/23 (Call 04/02/18)[a,b]	30,660	19,542,684
8.88%, 06/01/25 (Call 06/01/20)[a,b]	12,901	8,208,261
QVC Inc.
3.13%, 04/01/19[a]	5,310	5,307,835
4.38%, 03/15/23[a]	13,071	13,046,270
4.45%, 02/15/25 (Call 11/15/24)[a]	12,308	12,174,826
4.85%, 04/01/24[a]	10,523	10,658,728
5.13%, 07/02/22[a]	8,473	8,761,018
Rite Aid Corp.
6.13%, 04/01/23 (Call 04/02/18)[a,b]	31,001	31,233,508
6.75%, 06/15/21 (Call 04/02/18)[a]	13,702	13,982,549
9.25%, 03/15/20 (Call 04/02/18)[a]	13,968	14,125,140
Staples Inc.
8.50%, 09/15/25 (Call 09/15/20)[a,b]	18,435	17,697,600
Suburban Propane Partners LP/ Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 06/01/19)[a]	7,927	7,728,825

		569,856,191
SEMICONDUCTORS — 1.09%
Micron Technology Inc.
5.25%, 01/15/24 (Call 05/01/18)[b]	8,269	8,489,753
5.50%, 02/01/25 (Call 08/01/19)	7,092	7,352,308

Security	Principal (000s)	Value

5.63%, 01/15/26 (Call 05/01/20)[b]	$362	$374,670
NXP BV/NXP Funding LLC
3.75%, 06/01/18[b]	400	400,250
3.88%, 09/01/22[a,b]	18,318	18,316,855
4.13%, 06/15/20[a,b]	9,966	10,135,847
4.13%, 06/01/21[a,b]	20,940	21,264,570
4.63%, 06/15/22[a,b]	6,551	6,735,701
4.63%, 06/01/23[a,b]	15,305	15,756,077
5.75%, 03/15/23 (Call 04/02/18)[a,b]	7,377	7,595,795
Qorvo Inc.
6.75%, 12/01/23 (Call 12/01/18)[a]	7,771	8,263,973
7.00%, 12/01/25 (Call 12/01/20)[a]	9,308	10,122,450
Sensata Technologies BV
4.88%, 10/15/23[a,b]	11,489	11,675,696
5.00%, 10/01/25[a,b]	15,403	15,528,149
5.63%, 11/01/24[a,b]	7,833	8,373,869
Sensata Technologies UK Financing Co. PLC
6.25%, 02/15/26 (Call 02/15/21)[a,b]	15,813	16,783,743

		167,169,706
SHIPBUILDING — 0.01%
Huntington Ingalls Industries Inc.
5.00%, 11/15/25 (Call 11/15/20)[a,b]	1,260	1,336,381

		1,336,381
SOFTWARE — 3.02%
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 04/02/18)[b]	32,817	32,908,366
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)[b]	10,269	10,188,902
5.00%, 10/15/24 (Call 07/15/24)[a]	7,332	7,423,650

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

Change Healthcare Holdings LLC/Change Healthcare Finance Inc.
5.75%, 03/01/25 (Call 03/01/20)[a,b]	$17,927	$17,882,182
First Data Corp.
5.00%, 01/15/24 (Call 01/15/19)[a,b]	34,456	34,734,167
5.38%, 08/15/23 (Call 08/15/18)[a,b]	21,819	22,282,654
5.75%, 01/15/24 (Call 01/15/19)[a,b]	39,653	40,446,060
7.00%, 12/01/23 (Call 12/01/18)[a,b]	56,137	59,084,192
Infor U.S. Inc.
5.75%, 08/15/20 (Call 03/16/18)[a,b]	7,459	7,628,900
6.50%, 05/15/22 (Call 05/15/18)[a]	30,024	30,702,542
MSCI Inc.
4.75%, 08/01/26 (Call 08/01/21)[a,b]	9,025	8,974,234
5.25%, 11/15/24 (Call 11/15/19)[a,b]	13,347	13,636,057
5.75%, 08/15/25 (Call 08/15/20)[a,b]	14,554	15,245,315
Nuance Communications Inc.
5.38%, 08/15/20 (Call 04/02/18)[a,b]	6,200	6,251,150
5.63%, 12/15/26 (Call 12/15/21)	9,186	9,298,992
Open Text Corp.
5.63%, 01/15/23 (Call 04/02/18)[a,b]	12,674	13,174,623
5.88%, 06/01/26 (Call 06/01/21)[a,b]	17,050	17,668,063
Quintiles IMS Inc.
4.88%, 05/15/23 (Call 05/15/18)[b]	12,071	12,327,173
5.00%, 10/15/26 (Call 10/15/21)[b]	19,021	19,062,276
Rackspace Hosting Inc.
8.63%, 11/15/24 (Call 11/15/19)[a,b]	22,395	23,322,377

Security	Principal (000s)	Value

Solera LLC/Solera Finance Inc.
10.50%, 03/01/24 (Call 03/01/19)[b]	$33,400	$37,626,770
Veritas U.S. Inc./Veritas Bermuda Ltd.
7.50%, 02/01/23 (Call 02/01/19)[a,b]	7,521	7,590,795
10.50%, 02/01/24 (Call 02/01/19)[a,b]	13,700	13,083,500

		460,542,940
TELECOMMUNICATIONS — 9.42%
Anixter Inc.
5.13%, 10/01/21[a]	6,318	6,491,745
C&W Senior Financing DAC
6.88%, 09/15/27 (Call 09/15/22)[b]	12,235	12,647,931
CenturyLink Inc.
5.63%, 04/01/25 (Call 01/01/25)[a]	10,090	9,149,243
5.80%, 03/15/22[a]	24,422	24,052,278
6.45%, 06/15/21[a]	21,257	21,765,584
Series V
5.63%, 04/01/20	18,182	18,445,374
Series W
6.75%, 12/01/23[a]	11,944	11,752,625
Series Y
7.50%, 04/01/24 (Call 01/01/24)[a]	17,091	17,210,282
CommScope Inc.
5.00%, 06/15/21 (Call 04/02/18)[a,b]	9,634	9,790,553
5.50%, 06/15/24 (Call 06/15/19)[b]	11,476	11,690,288
CommScope Technologies LLC
5.00%, 03/15/27 (Call 03/15/22)[a,b]	13,099	12,786,534
6.00%, 06/15/25 (Call 06/15/20)[a,b]	24,881	25,737,698
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)[a]	12,073	10,322,415
6.88%, 01/15/25 (Call 10/15/24)[a]	13,594	8,296,338

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

7.13%, 03/15/19	$5,993	$6,082,895
7.13%, 01/15/23[a]	16,761	11,162,028
7.63%, 04/15/24[a]	12,287	7,787,695
8.13%, 10/01/18	6,968	7,077,964
8.50%, 04/15/20	10,531	10,308,413
8.75%, 04/15/22	8,138	6,408,675
8.88%, 09/15/20 (Call 06/15/20)[a]	345	344,244
9.25%, 07/01/21	8,880	8,192,910
10.50%, 09/15/22 (Call 06/15/22)[a]	38,630	32,997,607
11.00%, 09/15/25 (Call 06/15/25)[a]	62,620	48,608,775
Hughes Satellite Systems Corp.
5.25%, 08/01/26[a]	13,736	13,432,664
6.50%, 06/15/19[a]	15,148	15,667,661
6.63%, 08/01/26[a]	14,394	14,789,835
7.63%, 06/15/21[a]	14,398	15,500,989
Inmarsat Finance PLC
4.88%, 05/15/22 (Call 04/02/18)[a,b]	16,705	16,542,961
6.50%, 10/01/24 (Call 10/01/19)[a,b]	6,510	6,660,544
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)[a]	34,942	28,907,227
7.25%, 10/15/20 (Call 04/02/18)	38,259	35,593,744
7.50%, 04/01/21 (Call 04/02/18)	18,808	17,134,218
8.00%, 02/15/24 (Call 02/15/19)[a,b]	22,520	23,646,000
9.50%, 09/30/22[b]	8,132	9,311,140
9.75%, 07/15/25 (Call 07/15/21)[b]	26,493	25,084,614
Intelsat Luxembourg SA
7.75%, 06/01/21 (Call 04/03/18)	31,784	17,957,960
8.13%, 06/01/23 (Call 06/01/18)	16,526	8,717,465
Koninklijke KPN NV
(10 year USD Swap + 5.330%)
7.00%, 03/28/73 (Call 03/28/23)[a,b,d]	11,447	12,690,635

Security	Principal (000s)	Value

Level 3 Financing Inc.
5.13%, 05/01/23 (Call 05/01/18)	$12,388	$12,357,030
5.25%, 03/15/26 (Call 03/15/21)[a]	13,426	12,862,854
5.38%, 08/15/22 (Call 04/02/18)	16,923	17,090,115
5.38%, 01/15/24 (Call 01/15/19)[a]	14,282	14,204,215
5.38%, 05/01/25 (Call 05/01/20)[a]	14,067	13,984,133
5.63%, 02/01/23 (Call 04/02/18)[a]	10,389	10,505,876
6.13%, 01/15/21 (Call 04/02/18)	9,707	9,858,672
Level 3 Parent LLC
5.75%, 12/01/22 (Call 04/02/18)[a]	424	427,127
Nokia OYJ
3.38%, 06/12/22	11,136	10,842,566
4.38%, 06/12/27[a]	9,697	9,330,211
5.38%, 05/15/19	5,754	5,901,206
Qwest Corp.
6.75%, 12/01/21	7,467	7,967,523
SoftBank Group Corp.
4.50%, 04/15/20[a,b]	43,485	43,919,850
Sprint Communications Inc.
6.00%, 11/15/22	40,241	39,670,487
7.00%, 03/01/20[a,b]	17,510	18,540,901
7.00%, 08/15/20	24,633	25,731,220
11.50%, 11/15/21	16,177	19,092,537
Sprint Corp.
7.13%, 06/15/24[a]	42,074	41,783,689
7.25%, 09/15/21[a]	38,190	39,846,713
7.63%, 02/15/25 (Call 11/15/24)[a]	26,070	26,101,821
7.63%, 03/01/26 (Call 11/01/25)	27,376	27,341,780
7.88%, 09/15/23[a]	71,814	74,143,230
T-Mobile USA Inc.
4.00%, 04/15/22 (Call 03/16/22)	8,540	8,550,675
4.50%, 02/01/26 (Call 02/01/21)	16,802	16,441,726

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

4.75%, 02/01/28 (Call 02/01/23)[a]	$28,949	$28,169,852
5.13%, 04/15/25 (Call 04/15/20)	9,018	9,103,349
5.38%, 04/15/27 (Call 04/15/22)	8,998	9,204,472
6.00%, 03/01/23 (Call 09/01/18)[a]	20,600	21,347,741
6.00%, 04/15/24 (Call 04/15/19)	17,646	18,379,412
6.38%, 03/01/25 (Call 09/01/19)[a]	28,104	29,613,623
6.50%, 01/15/24 (Call 01/15/19)[a]	15,396	16,150,997
6.50%, 01/15/26 (Call 01/15/21)[a]	34,014	36,468,392
6.63%, 04/01/23 (Call 04/01/18)[a]	29,543	30,588,822
6.84%, 04/28/23 (Call 04/28/18)	8,668	9,029,889
Telecom Italia Capital SA
7.18%, 06/18/19[a]	13,133	13,760,757
Telecom Italia SpA/Milano
5.30%, 05/30/24[a,b]	25,696	26,663,454
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22[a]	15,961	15,802,469
Wind Tre SpA
5.00%, 01/20/26 (Call 11/03/20)[a,b]	35,884	30,949,950
Windstream Services LLC/ Windstream Finance Corp.
6.38%, 08/01/23 (Call 04/02/18)[a]	7,540	4,335,500
6.38%, 08/01/23 (Call 04/02/18)[a,b]	412	236,900
7.75%, 10/15/20 (Call 04/02/18)[a]	8,743	7,455,836
8.63%, 10/31/25 (Call 10/31/20)[a,b]	10,199	9,536,065
8.75%, 12/15/24 (Call 12/15/22)[a,b]	22,246	14,237,440

		1,438,278,828

Security	Principal or Shares (000s)	Value

TOYS, GAMES & HOBBIES — 0.13%
Mattel Inc.
6.75%, 12/31/25 (Call 12/31/20)[a,b]	$18,847	$19,176,823

		19,176,823
TRANSPORTATION — 0.32%
Navios Maritime Holdings Inc./ Navios Maritime Finance II U.S. Inc.
7.38%, 01/15/22 (Call 04/02/18)[a,b]	13,278	10,879,661
XPO Logistics Inc.
6.13%, 09/01/23 (Call 09/01/19)[a,b]	10,818	11,241,706
6.50%, 06/15/22 (Call 06/15/18)[b]	25,919	26,923,361

		49,044,728
TRUCKING & LEASING — 0.45%
Park Aerospace Holdings Ltd.
4.50%, 03/15/23 (Call 02/15/23)[a,b]	15,096	14,567,640
5.25%, 08/15/22[a,b]	31,229	31,307,072
5.50%, 02/15/24[a,b]	23,020	23,135,100

		69,009,812

TOTAL CORPORATE BONDS & NOTES (Cost: $15,509,332,324)		14,875,312,256

SHORT-TERM INVESTMENTS — 24.37%

MONEY MARKET FUNDS — 24.37%
BlackRock Cash Funds: Institutional,
SL Agency Shares
1.58%[g,h,i]	3,511,252	3,511,603,089
BlackRock Cash Funds: Treasury,
SL Agency Shares
1.32%[g,h]	210,259	210,258,882

		3,721,861,971

TOTAL SHORT-TERM INVESTMENTS (Cost: $3,721,516,722)		3,721,861,971

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Value

TOTAL INVESTMENTS IN SECURITIES — 121.78%	$18,597,174,227
(Cost: $19,230,849,046)
Other Assets, Less Liabilities — (21.78)%	(3,325,719,294)

NET ASSETS — 100.00%	$15,271,454,933

[a]	All or a portion of this security is on loan.
[b]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

[c]	Security is perpetual in nature with no stated maturity date.
[d]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[e]	Issuer is in default of interest payments.
[f]

CGG, as part of the implementation of its financial restructuring plan, issued on February 21, 2018 second lien secured senior notes in exchange for part of the accrued interest claim under the senior notes held by the Fund. CGG also issued warrants in favor of the subscribers to the second lien notes. The holdings of CGG disclosed in the schedule of investments represents the pre-restructure senior notes.

[g]	Affiliate of the Fund.
[h]	Annualized 7-day yield as of period end.
[i]	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended February 28, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 02/28/17 (000s)	Shares purchased (000s)		Shares sold (000s)	Shares held at 02/28/18 (000s)	Value at 02/28/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	4,921,986	—		(1,410,734)[b]	3,511,252	$3,511,603,089	$26,256,146	[c]	$158,098	$(1,286,322)
BlackRock Cash Funds: Treasury, SL Agency Shares	196,104	14,155	[b]	—	210,259	210,258,882	1,695,537		—	—

						$3,721,861,971	$27,951,683		$158,098	$(1,286,322)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]

Includes the Fund’s portion of securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities.

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2018

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of February 28, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate bonds & notes	$—	$14,875,312,256	$—	$14,875,312,256
Money market funds	3,721,861,971	—	—	3,721,861,971

Total	$3,721,861,971	$14,875,312,256	$—	$18,597,174,227

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 99.08%

ADVERTISING — 0.20%
Omnicom Group Inc.
3.60%, 04/15/26 (Call 01/15/26)	$20,367	$19,880,251
3.63%, 05/01/22[a]	14,977	15,148,246
3.65%, 11/01/24 (Call 08/01/24)	9,417	9,368,973
WPP Finance 2010
3.75%, 09/19/24	11,899	11,886,608
4.75%, 11/21/21	7,970	8,386,298

		64,670,376

AEROSPACE & DEFENSE — 1.43%
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)[a]	7,283	7,026,764
Lockheed Martin Corp.
2.90%, 03/01/25 (Call 12/01/24)	4,254	4,092,944
3.35%, 09/15/21[a]	15,873	16,033,686
3.55%, 01/15/26 (Call 10/15/25)[a]	27,124	27,123,873
3.80%, 03/01/45 (Call 09/01/44)[a]	17,325	16,327,690
4.07%, 12/15/42[a]	15,574	15,341,043
4.09%, 09/15/52 (Call 03/15/52)[a]	11,539	11,198,294
4.70%, 05/15/46 (Call 11/15/45)	18,656	20,211,403
Northrop Grumman Corp.
2.55%, 10/15/22 (Call 09/15/22)	19,999	19,340,339
2.93%, 01/15/25 (Call 11/15/24)[a]	13,140	12,603,977
3.20%, 02/01/27 (Call 11/01/26)[a]	8,613	8,264,481
3.25%, 08/01/23[a]	16,379	16,275,270
3.25%, 01/15/28 (Call 10/15/27)	23,654	22,591,209
4.03%, 10/15/47 (Call 04/15/47)[a]	23,507	22,601,778
4.75%, 06/01/43[a]	10,666	11,420,359

Security	Principal (000s)	Value

Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)[a]	$8,310	$8,110,056
Rockwell Collins Inc.
2.80%, 03/15/22 (Call 02/15/22)[a]	14,798	14,447,601
3.20%, 03/15/24 (Call 01/15/24)	13,371	13,091,346
3.50%, 03/15/27 (Call 12/15/26)[a]	22,930	22,279,237
4.35%, 04/15/47 (Call 10/15/46)	9,318	9,315,933
United Technologies Corp.
1.95%, 11/01/21 (Call 10/01/21)[a]	6,018	5,785,383
2.65%, 11/01/26 (Call 08/01/26)[a]	16,025	14,787,290
2.80%, 05/04/24 (Call 03/04/24)[a]	8,292	7,940,840
3.10%, 06/01/22[a]	30,589	30,484,116
3.13%, 05/04/27 (Call 02/04/27)	16,749	15,887,983
3.75%, 11/01/46 (Call 05/01/46)	11,660	10,650,723
4.15%, 05/15/45 (Call 11/16/44)	9,618	9,383,128
4.50%, 06/01/42[a]	43,519	44,659,320
5.70%, 04/15/40[a]	13,387	15,901,938
6.13%, 07/15/38	11,560	14,301,474

		467,479,478

AGRICULTURE — 1.51%
Altria Group Inc.
2.63%, 09/16/26 (Call 06/16/26)[a]	235	217,291
2.85%, 08/09/22[a]	29,243	28,731,019
3.88%, 09/16/46 (Call 03/16/46)[a]	14,001	12,932,575
4.00%, 01/31/24	20,587	21,172,494
4.25%, 08/09/42[a]	8,559	8,411,789
4.75%, 05/05/21[a]	10,492	11,048,575
5.38%, 01/31/44	22,902	26,157,036
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (Call 05/11/26)[a]	7,032	6,441,994

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

BAT Capital Corp.
2.76%, 08/15/22 (Call 07/15/22)[b]	$25,274	$24,558,953
3.22%, 08/15/24 (Call 06/15/24)[b]	34,219	33,043,454
3.56%, 08/15/27 (Call 05/15/27)[b]	43,803	41,859,430
4.39%, 08/15/37 (Call 02/15/37)[a,b]	34,994	34,583,128
4.54%, 08/15/47 (Call 02/15/47)[a,b]	28,720	27,935,327
Philip Morris International Inc.
1.88%, 02/25/21 (Call 01/25/21)[a]	2,386	2,310,201
2.38%, 08/17/22 (Call 07/17/22)[a]	11,731	11,307,200
2.50%, 08/22/22[a]	8,479	8,215,523
2.50%, 11/02/22 (Call 10/02/22)	899	868,880
2.75%, 02/25/26 (Call 11/25/25)[a]	5,221	4,927,020
2.90%, 11/15/21[a]	7,367	7,317,027
3.25%, 11/10/24	13,450	13,237,034
3.38%, 08/11/25 (Call 05/11/25)	13,080	12,874,194
3.88%, 08/21/42[a]	13,961	13,099,382
4.13%, 03/04/43	9,626	9,334,249
4.25%, 11/10/44[a]	16,988	16,919,228
4.38%, 11/15/41[a]	9,854	9,932,251
4.88%, 11/15/43[a]	7,936	8,555,455
6.38%, 05/16/38	17,671	22,767,230
Reynolds American Inc.
4.00%, 06/12/22[a]	5,633	5,753,572
4.45%, 06/12/25 (Call 03/12/25)	32,857	33,890,041
5.70%, 08/15/35 (Call 02/15/35)[a]	5,309	6,041,499
5.85%, 08/15/45 (Call 02/15/45)	25,115	29,144,350

		493,587,401

APPAREL — 0.07%
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)[a]	11,772	10,883,779

Security	Principal (000s)	Value

3.88%, 11/01/45 (Call 05/01/45)[a]	$11,091	$10,890,357

		21,774,136

AUTO MANUFACTURERS — 2.17%
American Honda Finance Corp.
1.70%, 09/09/21[a]	7,176	6,870,399
Daimler Finance North America LLC
8.50%, 01/18/31[a]	17,849	25,939,331
Ford Motor Co.
4.35%, 12/08/26 (Call 09/08/26)[a]	18,780	18,476,694
4.75%, 01/15/43[a]	27,812	25,600,248
5.29%, 12/08/46 (Call 06/08/46)[a]	17,714	17,383,173
7.45%, 07/16/31[a]	18,467	22,529,576
Ford Motor Credit Co. LLC
3.10%, 05/04/23[a]	10,726	10,318,934
3.20%, 01/15/21[a]	11,563	11,478,503
3.22%, 01/09/22[a]	20,381	20,055,601
3.34%, 03/18/21	22,683	22,569,020
3.34%, 03/28/22 (Call 02/28/22)	3,097	3,050,515
3.66%, 09/08/24[a]	20,874	20,215,160
3.81%, 01/09/24 (Call 11/09/23)[a]	8,992	8,857,126
3.82%, 11/02/27 (Call 08/02/27)[a]	10,996	10,289,964
4.13%, 08/04/25[a]	7,272	7,140,735
4.25%, 09/20/22[a]	18,025	18,342,474
4.38%, 08/06/23[a]	13,760	14,020,126
4.39%, 01/08/26[a]	12,235	12,152,906
5.75%, 02/01/21[a]	17,248	18,305,906
5.88%, 08/02/21[a]	23,658	25,364,321
General Motors Co.
4.20%, 10/01/27 (Call 07/01/27)	5,007	4,921,626
4.88%, 10/02/23[a]	21,516	22,526,919
5.00%, 04/01/35	13,556	13,509,956
5.15%, 04/01/38 (Call 10/01/37)	7,389	7,386,164
5.20%, 04/01/45[a]	17,173	16,902,354
5.40%, 04/01/48 (Call 10/01/47)[a]	8,659	8,757,894

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

6.25%, 10/02/43	$25,589	$28,811,251
6.60%, 04/01/36 (Call 10/01/35)	11,996	13,915,806
6.75%, 04/01/46 (Call 10/01/45)	11,570	13,610,040
General Motors Financial Co. Inc.
3.15%, 06/30/22 (Call 05/30/22)[a]	12,062	11,790,183
3.20%, 07/06/21 (Call 06/06/21)[a]	22,456	22,284,198
3.45%, 01/14/22 (Call 12/14/21)	14,472	14,390,759
3.45%, 04/10/22 (Call 02/10/22)	16,419	16,291,635
3.50%, 11/07/24 (Call 09/07/24)[a]	4,783	4,619,888
3.70%, 05/09/23 (Call 03/09/23)[a]	14,601	14,508,859
3.95%, 04/13/24 (Call 02/13/24)	19,734	19,681,004
4.00%, 01/15/25 (Call 10/15/24)[a]	9,371	9,278,121
4.00%, 10/06/26 (Call 07/06/26)[a]	10,138	9,880,567
4.20%, 03/01/21 (Call 02/01/21)[a]	21,487	21,979,706
4.30%, 07/13/25 (Call 04/13/25)[a]	13,606	13,641,106
4.35%, 01/17/27 (Call 10/17/26)	14,675	14,596,019
4.38%, 09/25/21[a]	14,737	15,153,400
5.25%, 03/01/26 (Call 12/01/25)[a]	10,093	10,683,017
Toyota Motor Credit Corp.
1.90%, 04/08/21[a]	14,019	13,618,372
2.15%, 09/08/22[a]	2,435	2,343,368
2.60%, 01/11/22	14,376	14,160,190
3.20%, 01/11/27[a]	7,319	7,188,917
3.30%, 01/12/22[a]	13,491	13,621,633
3.40%, 09/15/21[a]	10,313	10,470,425

		709,484,089

Security	Principal (000s)	Value

BANKS — 27.93%
Australia & New Zealand Banking Group Ltd./New York NY
2.30%, 06/01/21[a]	$15,676	$15,287,477
2.55%, 11/23/21[a]	7,307	7,145,113
2.63%, 05/19/22[a]	647	631,024
2.70%, 11/16/20	11,979	11,886,556
3.70%, 11/16/25[a]	10,709	10,835,871
Banco Santander SA
3.13%, 02/23/23	7,766	7,553,443
3.50%, 04/11/22[a]	12,602	12,565,699
3.80%, 02/23/28[a]	7,763	7,458,051
4.25%, 04/11/27[a]	19,381	19,341,507
5.18%, 11/19/25[a]	16,470	17,255,716
Bank of America Corp.
2.15%, 11/09/20 (Call 11/09/19)	2,158	2,114,354
2.50%, 10/21/22 (Call 10/21/21)[a]	32,533	31,387,357
2.63%, 04/19/21[a]	36,892	36,396,551
3.25%, 10/21/27 (Call 10/21/26)[a]	48,360	45,820,147
3.30%, 01/11/23[a]	59,218	58,996,519
3.50%, 04/19/26[a]	39,681	39,084,495
3.88%, 08/01/25	32,047	32,440,185
4.00%, 04/01/24	33,332	34,144,727
4.00%, 01/22/25[a]	36,583	36,776,564
4.10%, 07/24/23	31,423	32,488,117
4.13%, 01/22/24	33,119	34,266,441
4.18%, 11/25/27 (Call 11/25/26)[a]	13,250	13,234,859
4.20%, 08/26/24[a]	34,133	34,842,878
4.25%, 10/22/26[a]	22,305	22,513,469
4.45%, 03/03/26[a]	21,211	21,721,328
4.88%, 04/01/44	951	1,045,923
5.00%, 01/21/44	23,480	26,269,022
5.70%, 01/24/22	10,857	11,834,659
5.88%, 02/07/42	17,640	21,874,283
6.11%, 01/29/37[a]	25,016	30,171,142
7.75%, 05/14/38	13,512	19,215,503
(3 mo. LIBOR US + 0.630%)
2.33%, 10/01/21 (Call 10/01/20)[c]	5,983	5,872,977

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

(3 mo. LIBOR US + 0.790%)
3.00%, 12/20/23 (Call 12/20/22)[a,b,c]	$36,569	$35,844,096
(3 mo. LIBOR US + 0.810%)
3.37%, 01/23/26 (Call 01/23/25)[c]	25,983	25,409,106
(3 mo. LIBOR US + 0.930%)
2.82%, 07/21/23 (Call 07/21/22)[c]	15,117	14,753,687
(3 mo. LIBOR US + 1.021%)
2.88%, 04/24/23 (Call 04/24/22)[c]	19,496	19,105,899
(3 mo. LIBOR US + 1.040%)
3.42%, 12/20/28 (Call 12/20/27)[a,b,c]	77,626	74,586,337
(3 mo. LIBOR US + 1.090%)
3.09%, 10/01/25 (Call 10/01/24)[c]	11,276	10,850,676
(3 mo. LIBOR US + 1.160%)
3.12%, 01/20/23 (Call 01/20/22)[c]	15,084	14,964,603
(3 mo. LIBOR US + 1.190%)
3.95%, 01/23/49 (Call 01/23/48)[a,c]	21,014	20,033,558
(3 mo. LIBOR US + 1.370%)
3.59%, 07/21/28 (Call 07/21/27)[a,c]	26,968	26,277,997
(3 mo. LIBOR US + 1.512%)
3.71%, 04/24/28 (Call 04/24/27)[a,c]	29,323	28,843,270
(3 mo. LIBOR US + 1.575%)
3.82%, 01/20/28 (Call 01/20/27)[a,c]	23,296	23,095,228
(3 mo. LIBOR US + 1.814%)
4.24%, 04/24/38 (Call 04/24/37)[a,c]	19,605	19,910,871
(3 mo. LIBOR US + 1.990%)
4.44%, 01/20/48 (Call 01/20/47)[a,c]	25,347	26,243,822
Series L
3.95%, 04/21/25	38,987	38,923,892
Bank of America N.A.
6.00%, 10/15/36[a]	2,903	3,595,508

Security	Principal (000s)	Value

Bank of Montreal
1.90%, 08/27/21[a]	$17,083	$16,406,433
2.35%, 09/11/22[a]	20,396	19,631,807
2.55%, 11/06/22 (Call 10/06/22)[a]	14,205	13,777,903
Bank of New York Mellon Corp. (The)
2.05%, 05/03/21 (Call 04/03/21)[a]	12,126	11,773,641
2.20%, 08/16/23 (Call 06/16/23)	20,099	18,978,867
2.45%, 11/27/20 (Call 10/27/20)	1,884	1,858,563
2.45%, 08/17/26 (Call 05/17/26)[a]	13,378	12,237,958
2.50%, 04/15/21 (Call 03/15/21)[a]	13,809	13,596,230
2.60%, 02/07/22 (Call 01/07/22)[a]	11,295	11,061,924
2.80%, 05/04/26 (Call 02/04/26)[a]	10,150	9,569,890
2.95%, 01/29/23 (Call 12/29/22)	6,984	6,901,612
3.00%, 02/24/25 (Call 01/24/25)[a]	15,661	15,180,846
3.25%, 05/16/27 (Call 02/16/27)[a]	9,858	9,547,130
3.30%, 08/23/29 (Call 05/23/29)	10,259	9,724,156
3.40%, 01/29/28 (Call 10/29/27)	9,738	9,507,384
3.55%, 09/23/21 (Call 08/23/21)[a]	15,605	15,851,841
3.65%, 02/04/24 (Call 01/05/24)[a]	13,725	13,952,143
(3 mo. LIBOR US + 0.634%)
2.66%, 05/16/23 (Call 05/16/22)[a,c]	2,662	2,594,752
(3 mo. LIBOR US + 1.069%)
3.44%, 02/07/28 (Call 02/07/27)[a,c]	762	748,901
Bank of Nova Scotia (The)
2.45%, 03/22/21[a]	18,701	18,393,311
2.45%, 09/19/22[a]	2,669	2,579,923

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

2.70%, 03/07/22[a]	$26,185	$25,668,674
2.80%, 07/21/21[a]	10,959	10,861,910
4.38%, 01/13/21[a]	4,564	4,732,765
4.50%, 12/16/25[a]	17,909	18,271,433
Barclays PLC
3.20%, 08/10/21[a]	6,720	6,645,833
3.25%, 01/12/21[a]	6,567	6,525,383
3.65%, 03/16/25[a]	34,488	33,215,807
3.68%, 01/10/23 (Call 01/10/22)	12,988	12,870,269
4.34%, 01/10/28 (Call 01/10/27)[a]	9,443	9,381,367
4.38%, 09/11/24[a]	10,712	10,512,195
4.38%, 01/12/26[a]	28,932	28,977,117
4.84%, 05/09/28 (Call 05/07/27)[a]	28,847	28,396,381
4.95%, 01/10/47[a]	24,061	24,682,334
5.20%, 05/12/26[a]	30,034	30,497,821
5.25%, 08/17/45[a]	18,199	19,536,879
BB&T Corp.
2.05%, 05/10/21 (Call 04/09/21)[a]	14,091	13,681,327
2.75%, 04/01/22 (Call 03/01/22)[a]	15,909	15,656,389
2.85%, 10/26/24 (Call 09/26/24)[a]	7,879	7,603,989
BNP Paribas SA
4.25%, 10/15/24[a]	13,190	13,465,443
5.00%, 01/15/21	11,070	11,640,649
BNP Paribas/BNP Paribas U.S. Medium-Term Note Program LLC
3.25%, 03/03/23[a]	17,957	17,831,170
BPCE SA
2.65%, 02/03/21[a]	8,848	8,798,886
2.75%, 12/02/21	20,232	19,801,651
4.00%, 04/15/24[a]	22,218	22,753,985
Branch Banking & Trust Co.
2.63%, 01/15/22 (Call 12/15/21)[a]	15,784	15,495,914
3.63%, 09/16/25 (Call 08/16/25)	9,505	9,513,768
3.80%, 10/30/26 (Call 09/30/26)[a]	2,574	2,599,133

Security	Principal (000s)	Value

Canadian Imperial Bank of Commerce
2.55%, 06/16/22[a]	$11,122	$10,829,925
Capital One Financial Corp.
3.05%, 03/09/22 (Call 02/09/22)	2,292	2,255,696
3.20%, 01/30/23 (Call 12/30/22)	24,380	23,923,331
3.20%, 02/05/25 (Call 01/05/25)[a]	5,705	5,484,044
3.30%, 10/30/24 (Call 09/30/24)	11,654	11,309,998
3.50%, 06/15/23[a]	6,075	6,046,653
3.75%, 04/24/24 (Call 03/24/24)[a]	3,036	3,029,261
3.75%, 07/28/26 (Call 06/28/26)[a]	36,472	34,789,324
3.75%, 03/09/27 (Call 02/09/27)[a]	12,823	12,452,678
3.80%, 01/31/28 (Call 12/31/27)	19,381	18,812,768
4.20%, 10/29/25 (Call 09/29/25)[a]	21,721	21,602,922
4.75%, 07/15/21[a]	7,810	8,184,621
Capital One N.A.
2.25%, 09/13/21 (Call 08/13/21)	17,958	17,322,906
2.65%, 08/08/22 (Call 07/08/22)	4,565	4,403,338
2.95%, 07/23/21 (Call 06/23/21)[a]	19,725	19,504,402
Citigroup .Inc.
2.35%, 08/02/21[a]	27,641	26,901,907
2.70%, 03/30/21	30,359	29,982,670
2.70%, 10/27/22 (Call 09/27/22)	7,779	7,555,253
2.75%, 04/25/22 (Call 03/25/22)[a]	33,806	33,038,269
2.90%, 12/08/21 (Call 11/08/21)[a]	30,010	29,617,106
3.20%, 10/21/26 (Call 07/21/26)[a]	46,198	44,078,353
3.30%, 04/27/25[a]	24,537	23,874,776
3.40%, 05/01/26[a]	31,482	30,601,363

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

3.50%, 05/15/23[a]	$22,095	$21,969,969
3.70%, 01/12/26[a]	38,657	38,443,536
3.75%, 06/16/24	673	676,968
3.88%, 10/25/23[a]	10,156	10,337,171
3.88%, 03/26/25[a]	11,669	11,581,918
4.00%, 08/05/24[a]	14,166	14,288,136
4.05%, 07/30/22[a]	18,341	18,711,175
4.13%, 07/25/28[a]	36,663	36,330,639
4.30%, 11/20/26[a]	18,302	18,495,330
4.40%, 06/10/25	15,713	16,081,883
4.45%, 09/29/27[a]	53,947	54,977,525
4.50%, 01/14/22[a]	38,628	40,300,952
4.60%, 03/09/26[a]	18,348	18,922,691
4.65%, 07/30/45[a]	3,260	3,474,999
4.75%, 05/18/46	31,272	32,016,302
5.30%, 05/06/44	12,089	13,333,709
5.50%, 09/13/25[a]	14,084	15,382,601
5.88%, 01/30/42[a]	14,644	18,148,418
6.63%, 06/15/32[a]	14,163	17,387,683
6.68%, 09/13/43[a]	10,834	14,056,443
8.13%, 07/15/39	24,248	36,666,186
(3 mo. LIBOR US + 0.722%)
3.14%, 01/24/23 (Call 01/24/22)[c]	9,990	9,905,787
(3 mo. LIBOR US + 0.950%)
2.88%, 07/24/23 (Call 07/24/22)[a,c]	13,901	13,572,001
(3 mo. LIBOR US + 1.151%)
3.52%, 10/27/28 (Call 10/27/27)[c]	25,113	24,233,500
(3 mo. LIBOR US + 1.168%)
3.88%, 01/24/39 (Call 01/24/38)[c]	15,708	15,147,812
(3 mo. LIBOR US + 1.390%)
3.67%, 07/24/28 (Call 07/24/27)[c]	23,455	22,973,933
(3 mo. LIBOR US + 1.563%)
3.89%, 01/10/28 (Call 01/10/27)[a,c]	27,205	27,114,290
(3 mo. LIBOR US + 1.839%)
4.28%, 04/24/48 (Call 04/24/47)[a,c]	4,167	4,196,590

Security	Principal (000s)	Value

Citizens Bank
N.A./Providence RI
2.55%, 05/13/21 (Call 04/13/21)	$2,727	$2,674,601
Citizens Financial Group Inc.
4.30%, 12/03/25 (Call 11/03/25)[a]	9,880	10,053,014
Commonwealth Bank of Australia/New York NY
2.40%, 11/02/20	5,241	5,158,924
2.55%, 03/15/21	2,180	2,148,600
Cooperatieve Rabobank UA
3.75%, 07/21/26[a]	21,286	20,660,343
3.88%, 02/08/22[a]	41,340	42,266,905
3.95%, 11/09/22[a]	22,484	22,772,740
4.38%, 08/04/25[a]	20,617	20,972,738
4.63%, 12/01/23[a]	25,399	26,441,162
5.25%, 05/24/41[a]	18,076	21,439,620
5.25%, 08/04/45[a]	8,286	9,187,363
5.75%, 12/01/43[a]	9,362	11,065,784
Cooperatieve Rabobank UA/NY
2.50%, 01/19/21[a]	8,211	8,073,858
2.75%, 01/10/22[a]	10,881	10,702,882
2.75%, 01/10/23	17,707	17,262,066
3.38%, 05/21/25[a]	16,175	15,956,696
Credit Suisse AG/New York NY
3.00%, 10/29/21	24,638	24,495,484
3.63%, 09/09/24[a]	39,237	39,156,709
Credit Suisse Group Funding Guernsey Ltd.
3.45%, 04/16/21[a]	18,015	18,079,330
3.75%, 03/26/25[a]	26,811	26,442,909
3.80%, 09/15/22[a]	26,510	26,748,028
3.80%, 06/09/23[a]	22,314	22,427,150
4.55%, 04/17/26[a]	28,829	29,838,574
4.88%, 05/15/45[a]	20,884	22,230,199
Deutsche Bank AG
3.13%, 01/13/21	7,155	7,088,979
3.38%, 05/12/21[a]	28,758	28,603,541
4.10%, 01/13/26[a]	803	785,300
4.25%, 10/14/21[a]	22,726	23,198,905
Deutsche Bank AG/London
3.70%, 05/30/24[a]	15,701	15,332,520

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

Deutsche Bank AG/New York NY
3.30%, 11/16/22[a]	$12,986	$12,676,949
3.95%, 02/27/23	15,000	14,955,502
Discover Bank
3.20%, 08/09/21 (Call 07/09/21)	6,963	6,922,640
3.45%, 07/27/26 (Call 04/27/26)[a]	5,255	4,980,232
4.20%, 08/08/23	7,427	7,640,714
Fifth Third Bancorp.
4.30%, 01/16/24 (Call 12/16/23)[a]	3,401	3,510,947
8.25%, 03/01/38	13,241	19,160,086
Fifth Third Bank/Cincinnati OH
2.25%, 06/14/21 (Call 05/14/21)[a]	2,550	2,485,583
2.88%, 10/01/21 (Call 09/01/21)[a]	15,518	15,389,089
3.85%, 03/15/26 (Call 02/15/26)[a]	3,029	3,013,107
Goldman Sachs Group Inc. (The)
2.35%, 11/15/21 (Call 11/15/20)[a]	31,211	30,199,086
2.60%, 12/27/20 (Call 12/27/19)	2,932	2,896,782
2.63%, 04/25/21 (Call 03/25/21)[a]	22,715	22,332,557
2.88%, 02/25/21 (Call 01/25/21)[a]	16,884	16,765,093
3.00%, 04/26/22 (Call 04/26/21)[a]	38,652	38,084,152
3.20%, 02/23/23 (Call 01/23/23)	25,234	24,852,787
3.50%, 01/23/25 (Call 10/23/24)[a]	29,092	28,506,884
3.50%, 11/16/26 (Call 11/16/25)[a]	31,861	30,682,780
3.63%, 01/22/23[a]	37,065	37,300,033
3.75%, 05/22/25 (Call 02/22/25)[a]	37,804	37,587,387
3.75%, 02/25/26 (Call 11/25/25)[a]	27,620	27,271,869
3.85%, 07/08/24 (Call 04/08/24)[a]	32,895	33,115,683

Security	Principal (000s)	Value

3.85%, 01/26/27 (Call 01/26/26)[a]	$29,511	$29,104,471
4.00%, 03/03/24[a]	33,681	34,283,711
4.25%, 10/21/25[a]	11,801	11,891,463
4.75%, 10/21/45 (Call 04/21/45)[a]	29,238	31,068,714
4.80%, 07/08/44 (Call 01/08/44)[a]	21,158	22,604,545
5.15%, 05/22/45[a]	11,746	12,653,349
5.25%, 07/27/21[a]	39,355	41,893,787
5.75%, 01/24/22[a]	53,819	58,366,474
5.95%, 01/15/27	9,352	10,543,827
6.13%, 02/15/33[a]	22,887	27,567,936
6.25%, 02/01/41[a]	31,418	39,993,967
6.45%, 05/01/36	855	1,045,676
6.75%, 10/01/37	68,691	86,568,588
(3 mo. LIBOR US + 0.821%)
2.88%, 10/31/22 (Call 10/31/21)[c]	41,288	40,490,551
(3 mo. LIBOR US + 0.990%)
2.91%, 07/24/23 (Call 07/24/22)[c]	25,848	25,154,085
(3 mo. LIBOR US + 1.053%)
2.91%, 06/05/23 (Call 06/05/22)[a,c]	15,123	14,739,284
(3 mo. LIBOR US + 1.158%)
3.81%, 04/23/29 (Call 04/23/28)[a,c]	33,941	33,161,351
(3 mo. LIBOR US + 1.201%)
3.27%, 09/29/25 (Call 09/29/24)[c]	32,861	31,753,571
(3 mo. LIBOR US + 1.373%)
4.02%, 10/31/38 (Call 10/31/37)[c]	27,392	26,415,453
(3 mo. LIBOR US + 1.510%)
3.69%, 06/05/28 (Call 06/05/27)[a,c]	31,202	30,262,658
HSBC Bank USA N.A./New York NY
5.63%, 08/15/35[a]	6,572	7,821,596
5.88%, 11/01/34[a]	10,377	12,625,507
HSBC Holdings PLC
2.65%, 01/05/22[a]	28,104	27,358,488
2.95%, 05/25/21[a]	33,221	32,895,192

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

3.40%, 03/08/21[a]	$40,750	$40,956,953
3.60%, 05/25/23[a]	20,037	20,115,257
3.90%, 05/25/26[a]	34,010	34,032,154
4.00%, 03/30/22[a]	24,988	25,602,150
4.25%, 03/14/24[a]	22,271	22,516,981
4.25%, 08/18/25[a]	21,437	21,380,576
4.30%, 03/08/26[a]	48,108	49,477,620
4.38%, 11/23/26[a]	17,615	17,697,683
4.88%, 01/14/22[a]	6,914	7,284,526
5.10%, 04/05/21[a]	31,856	33,594,700
5.25%, 03/14/44[a]	29,807	32,671,637
6.10%, 01/14/42	6,948	8,923,960
6.50%, 05/02/36[a]	24,039	29,626,015
6.50%, 09/15/37[a]	25,497	31,701,445
6.80%, 06/01/38[a]	25,049	32,199,708
(3 mo. LIBOR US + 0.923%)
3.03%, 11/22/23 (Call 11/22/22)[a,c]	11,968	11,718,555
(3 mo. LIBOR US + 1.055%)
3.26%, 03/13/23 (Call 03/13/22)[a,c]	17,348	17,214,389
(3 mo. LIBOR US + 1.546%)
4.04%, 03/13/28 (Call 03/13/27)[a,c]	6,735	6,750,443
HSBC USA Inc.
3.50%, 06/23/24[a]	12,088	12,024,265
Huntington Bancshares Inc./OH
2.30%, 01/14/22 (Call 12/14/21)[a]	7,028	6,770,077
3.15%, 03/14/21 (Call 02/14/21)[a]	22,061	22,089,794
ING Groep NV
3.15%, 03/29/22[a]	19,677	19,455,718
3.95%, 03/29/27[a]	23,133	23,115,188
JPMorgan Chase & Co.
2.30%, 08/15/21 (Call 08/15/20)[a]	25,875	25,183,993
2.40%, 06/07/21 (Call 05/07/21)[a]	18,379	18,015,752
2.55%, 03/01/21 (Call 02/01/21)[a]	33,665	33,224,860
2.70%, 05/18/23 (Call 03/18/23)[a]	28,327	27,509,055

Security	Principal (000s)	Value

2.95%, 10/01/26 (Call 07/01/26)[a]	$46,123	$43,384,479
2.97%, 01/15/23 (Call 01/15/22)[a]	23,800	23,418,162
3.13%, 01/23/25 (Call 10/23/24)[a]	33,278	32,307,946
3.20%, 01/25/23[a]	30,673	30,533,778
3.20%, 06/15/26 (Call 03/15/26)	25,486	24,495,112
3.25%, 09/23/22[a]	36,040	36,003,899
3.30%, 04/01/26 (Call 01/01/26)[a]	33,991	32,911,871
3.38%, 05/01/23[a]	26,835	26,647,877
3.63%, 05/13/24[a]	25,631	25,736,830
3.63%, 12/01/27 (Call 12/01/26)[a]	19,801	19,104,668
3.88%, 02/01/24[a]	21,445	21,925,544
3.88%, 09/10/24[a]	37,305	37,607,797
3.90%, 07/15/25 (Call 04/15/25)[a]	35,446	35,981,819
4.13%, 12/15/26[a]	27,005	27,325,798
4.25%, 10/01/27[a]	18,694	19,059,511
4.35%, 08/15/21[a]	36,977	38,428,595
4.50%, 01/24/22[a]	44,200	46,261,705
4.63%, 05/10/21[a]	23,087	24,194,082
4.85%, 02/01/44	10,791	11,866,539
4.95%, 06/01/45[a]	15,154	16,329,729
5.40%, 01/06/42[a]	19,179	22,578,679
5.50%, 10/15/40	8,425	10,014,133
5.60%, 07/15/41[a]	23,332	28,116,658
5.63%, 08/16/43	14,520	16,897,527
6.40%, 05/15/38[a]	31,304	40,769,966
(3 mo. LIBOR US + 0.935%)
2.78%, 04/25/23 (Call 04/25/22)[c]	16,551	16,218,990
(3 mo. LIBOR US + 0.945%)
3.51%, 01/23/29 (Call 01/23/28)[c]	11,022	10,677,127
(3 mo. LIBOR US + 1.155%)
3.22%, 03/01/25 (Call 03/01/24)[a,c]	20,088	19,695,115
(3 mo. LIBOR US + 1.220%)
3.90%, 01/23/49 (Call 01/23/48)[a,c]	20,396	19,252,141

S C H E D U L E S OF I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

(3 mo. LIBOR US + 1.337%)
3.78%, 02/01/28 (Call 02/01/27)[a,c]	$23,697	$23,578,724
(3 mo. LIBOR US + 1.360%)
3.88%, 07/24/38 (Call 07/24/37)[a,c]	35,357	34,223,274
(3 mo. LIBOR US + 1.380%)
3.54%, 05/01/28 (Call 05/01/27)[a,c]	16,073	15,700,357
3.96%, 11/15/48 (Call 11/15/47)[a,c]	21,983	20,990,125
(3 mo. LIBOR US + 1.460%)
4.03%, 07/24/48 (Call 07/24/47)[a,c]	20,968	20,252,056
(3 mo. LIBOR US + 1.580%)
4.26%, 02/22/48 (Call 02/22/47)[a,c]	23,961	23,918,853
KeyBank N.A./Cleveland OH
3.30%, 06/01/25[a]	3,847	3,799,486
KeyCorp
5.10%, 03/24/21[a]	2,640	2,796,521
Lloyds Banking Group PLC
3.00%, 01/11/22[a]	15,323	15,079,631
3.10%, 07/06/21	7,921	7,864,663
3.57%, 11/07/28 (Call 11/07/27)[a]	27,334	25,937,424
3.75%, 01/11/27[a]	20,951	20,388,432
4.34%, 01/09/48[a]	19,184	18,126,597
4.50%, 11/04/24[a]	12,923	13,112,428
4.58%, 12/10/25	20,346	20,562,075
4.65%, 03/24/26[a]	24,022	24,421,265
5.30%, 12/01/45[a]	1,981	2,165,832
(3 mo. LIBOR US + 0.810%)
2.91%, 11/07/23 (Call 11/07/22)[a,c]	28,330	27,396,640
Manufacturers & Traders Trust Co.
2.90%, 02/06/25 (Call 01/06/25)[a]	1,422	1,373,241
Mitsubishi UFJ Financial Group Inc.
2.19%, 09/13/21	18,735	18,116,691
2.67%, 07/25/22[a]	16,508	16,043,549
2.76%, 09/13/26[a]	11,715	10,831,854

Security	Principal (000s)	Value

2.95%, 03/01/21[a]	$41,223	$41,094,475
3.00%, 02/22/22[a]	4,277	4,226,001
3.29%, 07/25/27[a]	22,238	21,279,031
3.68%, 02/22/27[a]	17,403	17,201,571
3.85%, 03/01/26[a]	38,893	39,008,660
Mizuho Financial Group Inc.
2.27%, 09/13/21	16,025	15,487,352
2.60%, 09/11/22[a]	15,480	14,910,986
2.84%, 09/13/26[a]	9,023	8,375,527
2.95%, 02/28/22	19,471	19,139,495
3.17%, 09/11/27[a]	19,770	18,693,873
Morgan Stanley
2.50%, 04/21/21[a]	32,644	32,081,319
2.63%, 11/17/21[a]	37,702	36,898,186
2.75%, 05/19/22[a]	39,730	38,841,756
3.13%, 01/23/23	33,772	33,274,062
3.13%, 07/27/26	41,423	39,277,993
3.63%, 01/20/27	36,301	35,541,100
3.70%, 10/23/24[a]	35,399	35,406,051
3.75%, 02/25/23[a]	26,372	26,746,609
3.88%, 01/27/26[a]	42,943	43,080,366
3.95%, 04/23/27[a]	24,154	23,750,964
4.00%, 07/23/25[a]	41,410	41,997,186
4.10%, 05/22/23[a]	17,396	17,704,671
4.30%, 01/27/45[a]	30,669	30,774,753
4.35%, 09/08/26	30,297	30,805,990
4.38%, 01/22/47[a]	40,989	41,536,588
4.88%, 11/01/22[a]	25,151	26,532,295
5.00%, 11/24/25[a]	21,393	22,772,183
5.50%, 07/28/21[a]	36,464	39,104,829
5.75%, 01/25/21[a]	15,654	16,782,860
6.38%, 07/24/42[a]	24,959	32,277,104
7.25%, 04/01/32[a]	12,084	16,002,659
(3 mo. LIBOR US + 1.140%)
3.77%, 01/24/29 (Call 01/24/28)[a,c]	38,249	37,444,539
(3 mo. LIBOR US + 1.340%)
3.59%, 07/22/28 (Call 07/22/27)[a,c]	33,516	32,412,033
(3 mo. LIBOR US + 1.455%)
3.97%, 07/22/38 (Call 07/22/37)[a,c]	8,891	8,643,160
Series F
3.88%, 04/29/24[a]	36,284	36,684,877

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

National Australia Bank Ltd./New York
1.88%, 07/12/21	$13,879	$13,334,294
2.50%, 05/22/22	2,831	2,745,421
2.50%, 07/12/26[a]	23,925	21,875,522
2.63%, 01/14/21	3,147	3,111,004
2.80%, 01/10/22	14,078	13,882,738
3.00%, 01/20/23	9,603	9,450,511
3.38%, 01/14/26	8,460	8,281,413
Northern Trust Corp.
3.95%, 10/30/25[a]	20,638	21,188,250
PNC Bank N.A.
2.15%, 04/29/21 (Call 03/30/21)[d]	14,331	13,953,359
2.45%, 07/28/22 (Call 06/28/22)[a,d]	1,367	1,325,817
2.55%, 12/09/21 (Call 11/09/21)[a,d]	11,815	11,571,759
2.63%, 02/17/22 (Call 01/18/22)[a,d]	17,722	17,366,403
2.70%, 11/01/22 (Call 10/01/22)[d]	21,889	21,260,576
2.95%, 01/30/23 (Call 12/30/22)[d]	11,926	11,697,578
2.95%, 02/23/25 (Call 01/24/25)[d]	13,200	12,746,573
3.10%, 10/25/27 (Call 09/25/27)[d]	2,938	2,805,908
3.25%, 06/01/25 (Call 05/02/25)[d]	18,440	18,083,479
3.80%, 07/25/23 (Call 06/25/23)[a,d]	12,012	12,220,101
PNC Financial Services Group Inc. (The)
3.15%, 05/19/27 (Call 04/19/27)[d]	3,494	3,356,304
3.30%, 03/08/22 (Call 02/06/22)[a,d]	10,630	10,687,939
3.90%, 04/29/24 (Call 03/29/24)[d]	7,596	7,729,985
Regions Financial Corp.
2.75%, 08/14/22 (Call 07/14/22)[a]	15,289	14,924,256

Security	Principal (000s)	Value

Royal Bank of Canada
2.50%, 01/19/21[a]	$13,222	$13,082,037
2.75%, 02/01/22[a]	6,302	6,228,320
4.65%, 01/27/26[a]	27,895	28,918,163
Royal Bank of Scotland Group PLC
3.88%, 09/12/23[a]	40,882	40,605,760
4.80%, 04/05/26[a]	22,482	23,242,505
(3 mo. LIBOR US + 1.480%)
3.50%, 05/15/23 (Call 05/15/22)[a,c]	366	360,422
Santander Holdings USA Inc.
3.70%, 03/28/22 (Call 02/28/22)[b]	23,538	23,524,899
4.40%, 07/13/27 (Call 06/13/27)[a,b]	5,831	5,798,142
4.50%, 07/17/25 (Call 04/17/25)	3,804	3,858,587
Santander UK Group Holdings PLC
2.88%, 08/05/21	21,204	20,781,008
3.13%, 01/08/21	11,330	11,270,207
3.57%, 01/10/23 (Call 01/10/22)[a]	23,531	23,329,603
(3 mo. LIBOR US + 1.400%)
3.82%, 11/03/28 (Call 11/03/27)[a,c]	18,876	18,049,278
Santander UK PLC
4.00%, 03/13/24[a]	9,950	10,127,797
Skandinaviska Enskilda Banken AB
1.88%, 09/13/21[a]	15,964	15,242,414
2.63%, 03/15/21[a]	14,953	14,746,614
State Street Corp.
1.95%, 05/19/21	3,605	3,491,836
2.65%, 05/19/26[a]	7,831	7,313,222
3.10%, 05/15/23[a]	6,306	6,207,361
3.30%, 12/16/24[a]	18,011	17,949,862
3.55%, 08/18/25[a]	12,943	12,979,200
3.70%, 11/20/23[a]	9,692	9,947,238
4.38%, 03/07/21[a]	4,556	4,743,555
Sumitomo Mitsui Banking Corp.
3.20%, 07/18/22[a]	8,577	8,514,107

S C H E D U L E S OF I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21	$19,100	$18,441,273
2.44%, 10/19/21[a]	17,640	17,182,362
2.63%, 07/14/26[a]	30,794	28,206,032
2.78%, 07/12/22[a]	27,022	26,371,780
2.78%, 10/18/22[a]	15,993	15,549,089
2.85%, 01/11/22	13,028	12,806,217
2.93%, 03/09/21[a]	18,174	18,101,924
3.01%, 10/19/26[a]	19,905	18,743,653
3.10%, 01/17/23	750	739,580
3.35%, 10/18/27[a]	10,571	10,166,606
3.36%, 07/12/27[a]	26,029	25,087,221
3.45%, 01/11/27[a]	17,535	17,047,320
3.54%, 01/17/28	14,695	14,338,327
3.78%, 03/09/26	15,289	15,263,788
SunTrust Bank/Atlanta GA
2.45%, 08/01/22 (Call 07/01/22)	2,361	2,286,111
3.30%, 05/15/26 (Call 04/15/26)	9,987	9,596,128
SunTrust Banks Inc.
2.70%, 01/27/22 (Call 12/27/21)	2,809	2,755,541
2.90%, 03/03/21 (Call 02/03/21)	11,898	11,846,248
Svenska Handelsbanken AB
1.88%, 09/07/21[a]	9,924	9,500,327
2.45%, 03/30/21[a]	23,732	23,257,229
Synchrony Bank
3.00%, 06/15/22 (Call 05/15/22)[a]	17,303	16,897,712
Toronto-Dominion Bank (The)
1.80%, 07/13/21	10,911	10,499,472
2.13%, 04/07/21[a]	25,285	24,653,730
2.50%, 12/14/20[a]	5,488	5,433,912
U.S. Bancorp.
2.35%, 01/29/21 (Call 12/29/20)[a]	6,368	6,275,693
2.63%, 01/24/22 (Call 12/23/21)[a]	10,748	10,569,734
2.95%, 07/15/22 (Call 06/15/22)[a]	12,275	12,140,579

Security	Principal (000s)	Value

3.00%, 03/15/22 (Call 02/15/22)[a]	$1,623	$1,620,020
3.10%, 04/27/26 (Call 03/27/26)[a]	7,864	7,501,867
3.70%, 01/30/24 (Call 12/29/23)[a]	13,074	13,316,476
4.13%, 05/24/21 (Call 04/23/21)[a]	3,109	3,221,876
Series F
3.60%, 09/11/24 (Call 08/11/24)[a]	13,134	13,257,022
Series V
2.38%, 07/22/26 (Call 06/22/26)[a]	24,999	22,745,210
Series X
3.15%, 04/27/27 (Call 03/27/27)[a]	19,835	19,071,237
U.S. Bank N.A./Cincinnati OH
2.80%, 01/27/25 (Call 12/27/24)[a]	14,698	14,102,296
2.85%, 01/23/23 (Call 12/23/22)[a]	13,139	12,971,319
Wachovia Corp.
5.50%, 08/01/35[a]	9,244	10,456,959
Wells Fargo & Co.
2.10%, 07/26/21[a]	37,194	35,904,741
2.50%, 03/04/21[a]	32,051	31,479,845
2.63%, 07/22/22[a]	44,577	43,249,359
3.00%, 01/22/21[a]	6,952	6,936,877
3.00%, 02/19/25[a]	41,179	39,526,034
3.00%, 04/22/26	55,224	52,242,451
3.00%, 10/23/26[a]	52,199	49,206,478
3.07%, 01/24/23 (Call 01/24/22)[a]	47,687	47,045,948
3.30%, 09/09/24[a]	25,814	25,429,356
3.50%, 03/08/22[a]	29,471	29,667,707
3.55%, 09/29/25	38,003	37,652,696
3.90%, 05/01/45[a]	13,661	13,148,327
4.10%, 06/03/26	24,888	24,926,835
4.13%, 08/15/23	14,706	15,044,316
4.30%, 07/22/27[a]	27,368	27,775,583
4.40%, 06/14/46[a]	11,824	11,627,472
4.60%, 04/01/21[a]	33,389	34,840,153

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

4.65%, 11/04/44	$30,098	$30,663,298
4.75%, 12/07/46[a]	34,622	35,812,768
4.90%, 11/17/45[a]	21,485	22,719,745
5.38%, 02/07/35[a]	10,780	12,595,310
5.38%, 11/02/43[a]	32,692	36,632,125
5.61%, 01/15/44	22,778	26,294,960
(3 mo. LIBOR US + 1.310%)
3.58%, 05/22/28 (Call 05/22/27)[a,c]	27,135	26,471,503
Series M 3.45%, 02/13/23[a]	26,217	26,030,692
Wells Fargo Bank N.A.
5.85%, 02/01/37	11,165	13,577,966
6.60%, 01/15/38[a]	14,951	19,716,823
Westpac Banking Corp.
2.00%, 08/19/21	19,992	19,325,679
2.10%, 05/13/21	15,497	15,044,957
2.50%, 06/28/22[a]	4,389	4,256,553
2.60%, 11/23/20	19,802	19,604,265
2.70%, 08/19/26[a]	18,413	17,062,707
2.80%, 01/11/22	14,899	14,717,219
2.85%, 05/13/26[a]	24,072	22,631,077
3.35%, 03/08/27[a]	14,349	13,910,446
3.40%, 01/25/28[a]	17,097	16,587,773

		9,120,956,609

BEVERAGES — 3.40%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23[a]	5,850	5,669,454
2.65%, 02/01/21 (Call 01/01/21)[a]	89,340	88,542,623
3.30%, 02/01/23 (Call 12/01/22)[a]	67,310	67,116,369
3.65%, 02/01/26 (Call 11/01/25)[a]	143,396	141,886,298
3.70%, 02/01/24[a]	4,066	4,127,445
4.00%, 01/17/43[a]	9,856	9,255,503
4.63%, 02/01/44	6,200	6,374,598
4.70%, 02/01/36 (Call 08/01/35)[a]	78,815	83,047,894
4.90%, 02/01/46 (Call 08/01/45)[a]	145,832	155,337,356

Security	Principal (000s)	Value

Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22[a]	$33,489	$32,547,996
3.75%, 01/15/22[a]	36,848	37,628,061
3.75%, 07/15/42[a]	14,762	13,363,548
4.44%, 10/06/48 (Call 04/06/48)[a]	19,809	19,795,623
4.95%, 01/15/42	12,671	13,611,666
8.20%, 01/15/39	18,213	27,145,014
Coca-Cola Co. (The)
1.55%, 09/01/21[a]	1,750	1,679,579
2.25%, 09/01/26[a]	15,924	14,724,316
2.50%, 04/01/23[a]	8,739	8,528,283
2.88%, 10/27/25[a]	23,607	22,946,955
3.15%, 11/15/20	12,919	13,068,916
3.20%, 11/01/23[a]	6,500	6,565,898
3.30%, 09/01/21	11,439	11,612,007
Constellation Brands Inc.
4.25%, 05/01/23[a]	2,723	2,818,388
Diageo Capital PLC
2.63%, 04/29/23 (Call 01/29/23)	11,511	11,170,055
Diageo Investment Corp.
2.88%, 05/11/22[a]	14,774	14,654,604
Molson Coors Brewing Co.
2.10%, 07/15/21 (Call 06/15/21)	15,785	15,226,831
3.00%, 07/15/26 (Call 04/15/26)[a]	25,187	23,513,576
4.20%, 07/15/46 (Call 01/15/46)[a]	31,765	29,757,357
5.00%, 05/01/42[a]	6,561	6,920,385
Pepsi-Cola Metropolitan Bottling Co. Inc.
Series B
7.00%, 03/01/29[a]	12,522	16,411,000
PepsiCo Inc.
1.70%, 10/06/21 (Call 09/06/21)	2,254	2,160,589
2.25%, 05/02/22 (Call 04/02/22)[a]	12,497	12,153,980
2.38%, 10/06/26 (Call 07/06/26)[a]	8,487	7,800,024
2.75%, 03/05/22[a]	17,072	16,905,133

S C H E D U L E S OF I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

2.75%, 03/01/23[a]	$19,119	$18,906,292
2.75%, 04/30/25 (Call 01/30/25)[a]	13,868	13,329,727
2.85%, 02/24/26 (Call 11/24/25)[a]	10,452	10,015,078
3.00%, 08/25/21[a]	2,804	2,814,253
3.00%, 10/15/27 (Call 07/15/27)[a]	16,598	15,944,772
3.10%, 07/17/22 (Call 05/17/22)	5,391	5,413,125
3.13%, 11/01/20[a]	3,758	3,795,370
3.45%, 10/06/46 (Call 04/06/46)[a]	19,872	18,099,712
3.60%, 03/01/24 (Call 12/01/23)[a]	9,981	10,170,452
4.00%, 03/05/42[a]	5,638	5,662,267
4.00%, 05/02/47 (Call 11/02/46)[a]	9,435	9,438,256
4.45%, 04/14/46 (Call 10/14/45)[a]	23,363	25,005,403
4.88%, 11/01/40[a]	11,640	13,200,446
5.50%, 01/15/40[a]	12,838	15,762,245

		1,111,624,722

BIOTECHNOLOGY — 2.36%
Amgen Inc.
1.85%, 08/19/21 (Call 07/19/21)[a]	1,646	1,579,331
2.25%, 08/19/23 (Call 06/19/23)[a]	9,399	8,868,706
2.60%, 08/19/26 (Call 05/19/26)[a]	22,452	20,531,840
2.65%, 05/11/22 (Call 04/11/22)[a]	20,130	19,660,808
3.13%, 05/01/25 (Call 02/01/25)	18,162	17,556,755
3.63%, 05/15/22 (Call 02/15/22)[a]	13,631	13,806,695
3.63%, 05/22/24 (Call 02/22/24)[a]	18,524	18,621,503
3.88%, 11/15/21 (Call 08/15/21)[a]	9,116	9,334,831
4.10%, 06/15/21 (Call 03/15/21)[a]	27,971	28,849,130

Security	Principal (000s)	Value

4.40%, 05/01/45 (Call 11/01/44)[a]	$19,188	$18,953,145
4.56%, 06/15/48 (Call 12/15/47)	16,091	16,162,373
4.66%, 06/15/51 (Call 12/15/50)[a]	45,933	46,395,086
5.15%, 11/15/41 (Call 05/15/41)[a]	12,206	13,641,722
Baxalta Inc.
4.00%, 06/23/25 (Call 03/23/25)	21,183	21,095,124
5.25%, 06/23/45 (Call 12/23/44)[a]	10,035	10,832,314
Biogen Inc.
3.63%, 09/15/22[a]	15,652	15,858,581
4.05%, 09/15/25 (Call 06/15/25)[a]	23,877	24,427,009
5.20%, 09/15/45 (Call 03/15/45)	19,796	21,547,863
Celgene Corp.
2.75%, 02/15/23 (Call 01/15/23)[a]	5,117	4,953,143
3.25%, 08/15/22[a]	14,037	13,938,314
3.25%, 02/20/23 (Call 01/20/23)	10,000	9,905,194
3.45%, 11/15/27 (Call 08/15/27)[a]	13,724	13,037,615
3.55%, 08/15/22[a]	12,869	12,932,636
3.63%, 05/15/24 (Call 02/15/24)[a]	12,238	12,155,214
3.88%, 08/15/25 (Call 05/15/25)[a]	32,563	32,475,741
3.90%, 02/20/28 (Call 11/20/27)	10,000	9,836,344
4.35%, 11/15/47 (Call 05/15/47)[a]	15,435	14,558,030
4.55%, 02/20/48 (Call 08/20/47)	10,000	9,721,357
4.63%, 05/15/44 (Call 11/15/43)[a]	14,088	13,860,872
5.00%, 08/15/45 (Call 02/15/45)	24,741	25,601,398
Gilead Sciences Inc.
2.50%, 09/01/23 (Call 07/01/23)[a]	1,451	1,390,553

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

2.95%, 03/01/27 (Call 12/01/26)[a]	$20,779	$19,576,253
3.25%, 09/01/22 (Call 07/01/22)[a]	3,556	3,564,353
3.50%, 02/01/25 (Call 11/01/24)[a]	24,921	24,822,450
3.65%, 03/01/26 (Call 12/01/25)[a]	36,180	36,133,773
3.70%, 04/01/24 (Call 01/01/24)[a]	27,655	28,082,773
4.00%, 09/01/36 (Call 03/01/36)[a]	13,174	13,005,570
4.15%, 03/01/47 (Call 09/01/46)[a]	21,039	20,350,520
4.40%, 12/01/21 (Call 09/01/21)[a]	7,486	7,830,620
4.50%, 04/01/21 (Call 01/01/21)[a]	7,032	7,335,732
4.50%, 02/01/45 (Call 08/01/44)	23,935	24,402,819
4.60%, 09/01/35 (Call 03/01/35)[a]	15,505	16,436,644
4.75%, 03/01/46 (Call 09/01/45)	26,216	27,679,582
4.80%, 04/01/44 (Call 10/01/43)	21,868	23,167,569
5.65%, 12/01/41 (Call 06/01/41)	12,811	15,057,034

		769,534,919

CHEMICALS — 1.08%
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)[a]	13,235	13,035,333
3.50%, 10/01/24 (Call 07/01/24)[a]	17,266	17,220,133
4.13%, 11/15/21 (Call 08/15/21)[a]	3,112	3,214,896
4.25%, 11/15/20 (Call 08/15/20)[a]	10,888	11,212,553
4.38%, 11/15/42 (Call 05/15/42)[a]	13,858	13,853,071
5.25%, 11/15/41 (Call 05/15/41)	10,804	11,905,217

Security	Principal (000s)	Value

7.38%, 11/01/29[a]	$7,774	$10,109,276
9.40%, 05/15/39	10,193	16,452,810
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)[a]	6,779	6,852,092
3.80%, 03/15/25 (Call 12/15/24)[a]	645	655,102
4.65%, 10/15/44 (Call 04/15/44)[a]	9,954	10,312,809
EI du Pont de Nemours & Co.
2.80%, 02/15/23[a]	15,465	15,198,221
3.63%, 01/15/21[a]	9,218	9,409,765
4.15%, 02/15/43[a]	8,367	8,229,722
LYB International Finance BV
4.00%, 07/15/23[a]	11,135	11,356,598
4.88%, 03/15/44 (Call 09/15/43)	13,177	13,811,437
5.25%, 07/15/43[a]	9,691	10,686,236
LYB International Finance II BV
3.50%, 03/02/27 (Call 12/02/26)[a]	15,833	15,383,477
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)[a]	8,054	7,872,642
5.75%, 04/15/24 (Call 01/15/24)	15,216	16,849,327
6.00%, 11/15/21 (Call 08/17/21)	8,921	9,696,762
Monsanto Co.
3.38%, 07/15/24 (Call 04/15/24)[a]	11,674	11,546,138
4.40%, 07/15/44 (Call 01/15/44)[a]	9,724	9,604,908
4.70%, 07/15/64 (Call 01/15/64)	10,714	10,671,058
Mosaic Co. (The)
4.25%, 11/15/23 (Call 08/15/23)[a]	8,613	8,839,721
Potash Corp. of Saskatchewan Inc.
3.63%, 03/15/24 (Call 12/15/23)	8,081	8,090,877
Rohm & Haas Co.
7.85%, 07/15/29[a]	10,122	13,559,771

S C H E D U L E S OF I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

Sherwin-Williams Co. (The)
2.75%, 06/01/22 (Call 05/01/22)[a]	$17,831	$17,378,802
3.45%, 06/01/27 (Call 03/01/27)[a]	22,167	21,350,603
4.50%, 06/01/47 (Call 12/01/46)[a]	12,921	12,881,918
Westlake Chemical Corp.
3.60%, 08/15/26 (Call 05/15/26)	6,290	6,118,628

		353,359,903

COMMERCIAL SERVICES — 0.18%
Automatic Data Processing Inc.
3.38%, 09/15/25 (Call 06/15/25)	13,646	13,686,942
Ecolab Inc.
2.70%, 11/01/26 (Call 08/01/26)[a]	13,567	12,597,018
3.95%, 12/01/47 (Call 06/01/47)[b]	596	569,162
4.35%, 12/08/21	5,538	5,784,304
5.50%, 12/08/41	703	830,348
S&P Global Inc.
4.40%, 02/15/26 (Call 11/15/25)	11,711	12,330,813
Total System Services Inc.
3.80%, 04/01/21 (Call 03/01/21)[a]	5,997	6,072,897
4.80%, 04/01/26 (Call 01/01/26)[a]	7,694	8,093,361

		59,964,845

COMPUTERS — 3.87%
Apple Inc.
1.55%, 08/04/21 (Call 07/04/21)	16,686	15,976,104
2.10%, 09/12/22 (Call 08/12/22)	4,337	4,165,835
2.15%, 02/09/22[a]	8,788	8,530,171
2.25%, 02/23/21 (Call 01/23/21)	24,322	23,951,072
2.30%, 05/11/22 (Call 04/11/22)	15,039	14,631,678
2.40%, 01/13/23 (Call 12/13/22)[a]	8,461	8,203,611

Security	Principal (000s)	Value

2.40%, 05/03/23[a]	$64,649	$62,523,871
2.45%, 08/04/26 (Call 05/04/26)[a]	45,623	42,186,270
2.50%, 02/09/22 (Call 01/09/22)[a]	13,774	13,543,974
2.50%, 02/09/25[a]	21,343	20,169,314
2.70%, 05/13/22[a]	10,498	10,378,008
2.75%, 01/13/25 (Call 11/13/24)	17,478	16,790,756
2.85%, 05/06/21[a]	36,900	36,932,970
2.85%, 02/23/23 (Call 12/23/22)[a]	13,346	13,201,208
2.85%, 05/11/24 (Call 03/11/24)[a]	23,698	23,116,212
2.90%, 09/12/27 (Call 06/12/27)[a]	24,073	22,789,960
3.00%, 02/09/24 (Call 12/09/23)[a]	22,126	21,793,411
3.00%, 06/20/27 (Call 03/20/27)[a]	12,967	12,406,049
3.00%, 11/13/27 (Call 08/13/27)[a]	17,745	16,950,196
3.20%, 05/13/25[a]	17,221	16,981,186
3.20%, 05/11/27 (Call 02/11/27)	34,141	33,198,169
3.25%, 02/23/26 (Call 11/23/25)[a]	34,407	33,846,145
3.35%, 02/09/27 (Call 11/09/26)	34,317	33,803,858
3.45%, 05/06/24[a]	34,302	34,555,567
3.45%, 02/09/45[a]	24,282	22,076,706
3.75%, 09/12/47 (Call 03/12/47)[a]	12,821	12,202,651
3.75%, 11/13/47 (Call 05/13/47)[a]	18,417	17,561,494
3.85%, 05/04/43[a]	38,578	37,574,640
3.85%, 08/04/46 (Call 02/04/46)[a]	26,469	25,611,632
4.25%, 02/09/47 (Call 08/09/46)	15,892	16,361,648
4.38%, 05/13/45	27,939	29,296,749
4.45%, 05/06/44[a]	8,806	9,333,550
4.50%, 02/23/36 (Call 08/23/35)[a]	14,498	15,743,941

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

4.65%, 02/23/46 (Call 08/23/45)	$41,906	$45,632,713
Dell International LLC/EMC Corp.
4.42%, 06/15/21 (Call 05/15/21)[a,b]	47,485	48,503,473
5.45%, 06/15/23 (Call 04/15/23)[a,b]	45,275	47,784,140
6.02%, 06/15/26 (Call 03/15/26)[a,b]	50,393	53,765,451
8.10%, 07/15/36 (Call 01/15/36)[b]	21,880	26,828,267
8.35%, 07/15/46 (Call 01/15/46)[a,b]	27,254	34,511,064
Hewlett Packard Enterprise Co.
4.40%, 10/15/22 (Call 08/15/22)[a]	17,138	17,796,351
4.90%, 10/15/25 (Call 07/15/25)[a]	31,884	32,999,959
6.20%, 10/15/35 (Call 04/15/35)[a]	11,745	12,476,799
6.35%, 10/15/45 (Call 04/15/45)[a]	11,153	11,698,510
HP Inc.
4.30%, 06/01/21	14,222	14,698,002
4.38%, 09/15/21[a]	13,490	13,978,061
4.65%, 12/09/21[a]	21,209	22,226,302
6.00%, 09/15/41[a]	14,792	15,698,689
International Business Machines Corp.
1.88%, 08/01/22	12,697	12,057,116
2.25%, 02/19/21[a]	10,611	10,425,409
2.50%, 01/27/22[a]	10,366	10,166,238
2.88%, 11/09/22[a]	9,415	9,289,055
3.30%, 01/27/27[a]	1,282	1,264,848
3.38%, 08/01/23[a]	11,816	11,901,613
3.45%, 02/19/26[a]	21,024	21,072,301
3.63%, 02/12/24[a]	20,146	20,471,894
4.00%, 06/20/42[a]	14,480	14,560,145
4.70%, 02/19/46[a]	1,372	1,538,873
Seagate HDD Cayman
4.25%, 03/01/22 (Call 02/01/22)[a,b]	15,222	15,063,996
4.75%, 06/01/23[a]	4,209	4,220,274
4.75%, 01/01/25[a]	6,645	6,436,495

		1,263,454,644

Security	Principal (000s)	Value

COSMETICS & PERSONAL CARE — 0.37%
Procter & Gamble Co. (The)
1.70%, 11/03/21[a]	$3,685	$3,542,123
2.15%, 08/11/22[a]	6,313	6,113,493
2.30%, 02/06/22	4,079	3,987,457
2.45%, 11/03/26[a]	13,177	12,214,074
2.85%, 08/11/27[a]	11,588	11,027,480
3.10%, 08/15/23[a]	14,846	14,891,401
5.55%, 03/05/37	15,962	20,062,820
Unilever Capital Corp.
2.20%, 05/05/22 (Call 04/05/22)[a]	11,512	11,168,466
2.90%, 05/05/27 (Call 02/05/27)[a]	14,716	14,014,828
4.25%, 02/10/21	7,973	8,300,051
5.90%, 11/15/32[a]	11,429	14,282,281

		119,604,474

DIVERSIFIED FINANCIAL SERVICES — 2.43%
AerCap Ireland Capital DAC/ AerCap Global Aviation Trust
3.65%, 07/21/27 (Call 04/21/27)[a]	21,690	20,420,309
3.95%, 02/01/22 (Call 01/01/22)[a]	8,584	8,673,603
4.50%, 05/15/21	12,680	13,079,081
5.00%, 10/01/21[a]	4,043	4,233,752
Air Lease Corp.
3.00%, 09/15/23 (Call 07/15/23)[a]	10,990	10,656,816
American Express Co.
2.50%, 08/01/22 (Call 07/01/22)	18,058	17,455,153
2.65%, 12/02/22[a]	19,015	18,483,101
3.00%, 10/30/24 (Call 09/29/24)[a]	27,064	26,053,612
3.40%, 02/27/23 (Call 01/27/23)	15,000	14,982,892
4.05%, 12/03/42	12,631	12,501,242
American Express Credit Corp.
2.25%, 05/05/21 (Call 04/04/21)[a]	4,808	4,689,522
2.70%, 03/03/22 (Call 01/31/22)[a]	23,293	22,856,340

S C H E D U L E S OF I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

3.30%, 05/03/27 (Call 04/03/27)[a]	$21,035	$20,376,954
Ameriprise Financial Inc.
4.00%, 10/15/23[a]	9,743	10,071,970
Brookfield Finance Inc.
4.70%, 09/20/47 (Call 03/20/47)	11,555	11,285,945
Capital One Bank USA N.A.
3.38%, 02/15/23[a]	12,907	12,739,674
CME Group Inc.
3.00%, 09/15/22[a]	4,289	4,269,120
3.00%, 03/15/25 (Call 12/15/24)[a]	9,732	9,484,530
5.30%, 09/15/43 (Call 03/15/43)[a]	8,246	9,935,975
Discover Financial Services
4.10%, 02/09/27 (Call 11/09/26)[a]	14,408	14,236,659
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25[a]	22,842	21,948,734
4.42%, 11/15/35[a]	150,983	148,015,474
Intercontinental Exchange Inc.
2.75%, 12/01/20 (Call 11/01/20)	1,408	1,403,271
3.75%, 12/01/25 (Call 09/01/25)[a]	20,186	20,489,531
4.00%, 10/15/23[a]	10,830	11,218,037
International Lease Finance Corp.
5.88%, 08/15/22[a]	13,814	15,060,468
8.25%, 12/15/20[a]	1,540	1,732,284
Jefferies Group LLC
6.88%, 04/15/21	6,814	7,493,878
Jefferies Group LLC/Jefferies Group Capital Finance Inc.
4.15%, 01/23/30	16,866	16,002,699
4.85%, 01/15/27	8,030	8,285,355
Mastercard Inc.
2.95%, 11/21/26 (Call 08/21/26)[a]	12,721	12,233,160
3.38%, 04/01/24	13,924	13,950,861
Synchrony Financial
3.70%, 08/04/26 (Call 05/04/26)[a]	329	313,841

Security	Principal (000s)	Value

3.75%, 08/15/21 (Call 06/15/21)[a]	$9,957	$10,082,309
4.25%, 08/15/24 (Call 05/15/24)[a]	25,195	25,379,906
4.50%, 07/23/25 (Call 04/24/25)[a]	15,569	15,786,354
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (Call 02/01/22)[a]	1,940	1,924,964
3.30%, 04/01/27 (Call 01/01/27)[a]	20,200	19,665,534
Visa Inc.
2.15%, 09/15/22 (Call 08/15/22)[a]	10,690	10,280,958
2.75%, 09/15/27 (Call 06/15/27)[a]	13,408	12,617,605
2.80%, 12/14/22 (Call 10/14/22)[a]	24,169	23,852,850
3.15%, 12/14/25 (Call 09/14/25)[a]	51,711	50,695,644
3.65%, 09/15/47 (Call 03/15/47)[a]	11,405	10,895,352
4.15%, 12/14/35 (Call 06/14/35)[a]	23,283	24,462,067
4.30%, 12/14/45 (Call 06/14/45)[a]	40,498	43,042,218

		793,319,604

ELECTRIC — 1.92%
Berkshire Hathaway Energy Co.
3.80%, 07/15/48 (Call 01/15/48)[a,b]	5,969	5,644,668
4.50%, 02/01/45 (Call 08/01/44)[a]	11,451	12,078,074
5.15%, 11/15/43 (Call 05/15/43)[a]	7,892	9,099,447
6.13%, 04/01/36	24,352	31,018,233
Consolidated Edison Co. of New York Inc.
4.45%, 03/15/44 (Call 09/15/43)[a]	10,750	11,441,436
4.63%, 12/01/54 (Call 06/01/54)[a]	9,932	10,658,031

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

Dominion Energy Inc.
3.90%, 10/01/25 (Call 07/01/25)	$8,953	$9,037,199
Duke Energy Carolinas LLC
3.88%, 03/15/46 (Call 09/15/45)	597	585,933
5.30%, 02/15/40[a]	5,227	6,236,709
Duke Energy Corp.
1.80%, 09/01/21 (Call 08/01/21)	3,873	3,705,638
2.65%, 09/01/26 (Call 06/01/26)	24,011	22,000,280
3.15%, 08/15/27 (Call 05/15/27)	2,669	2,524,431
3.75%, 04/15/24 (Call 01/15/24)[a]	15,062	15,252,454
3.75%, 09/01/46 (Call 03/01/46)[a]	29,813	27,253,664
Duke Energy Florida LLC
6.40%, 06/15/38[a]	12,250	16,283,219
Emera U.S. Finance LP
2.70%, 06/15/21 (Call 05/15/21)	17,677	17,373,771
3.55%, 06/15/26 (Call 03/15/26)	14,153	13,587,275
4.75%, 06/15/46 (Call 12/15/45)	13,974	14,031,847
Entergy Corp.
2.95%, 09/01/26 (Call 06/01/26)	1,684	1,582,207
Exelon Corp.
3.40%, 04/15/26 (Call 01/15/26)[a]	12,627	12,270,762
3.50%, 06/01/22 (Call 05/01/22)	14,492	14,457,889
3.95%, 06/15/25 (Call 03/15/25)	9,118	9,194,365
4.45%, 04/15/46 (Call 10/15/45)[a]	1,961	1,990,548
5.10%, 06/15/45 (Call 12/15/44)[a]	1,784	1,982,313
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)[a]	16,282	17,032,087
6.25%, 10/01/39[a]	9,862	11,043,085

Security	Principal (000s)	Value

FirstEnergy Corp.
Series B
3.90%, 07/15/27 (Call 04/15/27)	$12,129	$11,995,718
4.25%, 03/15/23 (Call 12/15/22)	14,108	14,496,012
Series C
4.85%, 07/15/47 (Call 01/15/47)[a]	11,306	11,854,263
7.38%, 11/15/31	18,963	24,879,456
Fortis Inc./Canada
3.06%, 10/04/26 (Call 07/04/26)	24,785	23,023,411
Georgia Power Co.
4.30%, 03/15/42[a]	15,390	15,719,331
NextEra Energy Capital Holdings Inc.
3.55%, 05/01/27 (Call 02/01/27)[a]	14,317	14,013,324
Oncor Electric Delivery Co. LLC
7.00%, 09/01/22	9,945	11,469,645
Pacific Gas & Electric Co.
3.30%, 12/01/27 (Call 09/01/27)[a,b]	9,990	9,414,287
3.95%, 12/01/47 (Call 06/01/47)[a,b]	9,990	9,011,071
5.40%, 01/15/40[a]	8,954	9,971,683
5.80%, 03/01/37[a]	11,407	13,199,137
6.05%, 03/01/34[a]	40,167	47,139,622
Southern California Edison Co.
4.00%, 04/01/47 (Call 10/01/46)	7,240	7,211,763
4.65%, 10/01/43 (Call 04/01/43)[a]	10,243	11,110,096
Southern Co. (The)
2.35%, 07/01/21 (Call 06/01/21)	16,971	16,493,406
2.95%, 07/01/23 (Call 05/01/23)[a]	15,883	15,401,300
3.25%, 07/01/26 (Call 04/01/26)[a]	27,016	25,693,180
4.40%, 07/01/46 (Call 01/01/46)[a]	25,256	25,266,565

S C H E D U L E S OF I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

Virginia Electric & Power Co.
Series A
3.15%, 01/15/26 (Call 10/15/25)	$7,385	$7,183,860
3.50%, 03/15/27 (Call 12/15/26)[a]	4,605	4,567,881

		626,480,576
ELECTRONICS — 0.25%
Fortive Corp.
2.35%, 06/15/21 (Call 05/15/21)	4,071	3,966,103
3.15%, 06/15/26 (Call 03/15/26)[a]	13,707	13,279,269
Honeywell International Inc.
1.85%, 11/01/21 (Call 10/01/21)[a]	20,114	19,424,148
2.50%, 11/01/26 (Call 08/01/26)[a]	13,945	12,878,823
4.25%, 03/01/21[a]	8,957	9,310,192
Koninklijke Philips NV
3.75%, 03/15/22	22,459	22,892,991
6.88%, 03/11/38[a]	47	61,827

		81,813,353
ENGINEERING & CONSTRUCTION — 0.07%
ABB Finance USA Inc.
2.88%, 05/08/22[a]	19,527	19,413,363
4.38%, 05/08/42	4,344	4,477,270

		23,890,633
ENVIRONMENTAL CONTROL — 0.09%
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)[a]	10,117	10,210,915
Waste Management Inc.
3.15%, 11/15/27 (Call 08/15/27)[a]	13,499	12,912,426
4.10%, 03/01/45 (Call 09/01/44)	5,649	5,598,953

		28,722,294
FOOD — 1.18%
General Mills Inc.
3.15%, 12/15/21 (Call 09/15/21)[a]	19,472	19,474,450
3.20%, 02/10/27 (Call 11/10/26)[a]	4,955	4,721,668

Security	Principal (000s)	Value

JM Smucker Co. (The)
3.50%, 10/15/21[a]	$5,575	$5,658,065
3.50%, 03/15/25[a]	19,293	19,152,966
Kellogg Co.
3.25%, 04/01/26	10,551	10,056,113
Series B
7.45%, 04/01/31[a]	1,188	1,536,150
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)[a]	25,279	23,243,181
3.50%, 06/06/22 [a]	21,432	21,457,663
3.50%, 07/15/22 (Call 05/15/22)[a]	10,733	10,724,844
3.95%, 07/15/25 (Call 04/15/25)[a]	26,556	26,300,072
4.38%, 06/01/46 (Call 12/01/45)[a]	30,921	28,258,609
5.00%, 07/15/35 (Call 01/15/35)[a]	16,564	17,114,014
5.00%, 06/04/42[a]	26,034	25,883,201
5.20%, 07/15/45 (Call 01/15/45)[a]	24,088	24,543,680
6.50%, 02/09/40[a]	12,862	15,247,125
6.88%, 01/26/39	10,468	12,864,692
Kroger Co. (The)
2.65%, 10/15/26 (Call 07/15/26)[a]	15,594	14,073,930
4.45%, 02/01/47 (Call 08/01/46)[a]	11,283	10,614,473
McCormick & Co. Inc./MD
2.70%, 08/15/22 (Call 07/15/22)[a]	9,412	9,206,237
3.40%, 08/15/27 (Call 05/15/27)[a]	1,007	978,378
Sysco Corp.
3.25%, 07/15/27 (Call 04/15/27)[a]	4,600	4,432,782
3.30%, 07/15/26 (Call 04/15/26)	14,905	14,502,195
3.75%, 10/01/25 (Call 07/01/25)[a]	7,618	7,703,536
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)[a]	16,610	16,164,292

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

3.95%, 08/15/24 (Call 05/15/24)	$13,574	$13,776,007
4.50%, 06/15/22 (Call 03/15/22)[a]	16,331	17,057,829
4.55%, 06/02/47 (Call 12/02/46)[a]	10,354	10,463,963

		385,210,115

FOREST PRODUCTS & PAPER — 0.22%
International Paper Co.
3.00%, 02/15/27 (Call 11/15/26)	13,483	12,563,617
3.65%, 06/15/24 (Call 03/15/24)[a]	13,946	14,039,098
4.35%, 08/15/48 (Call 02/15/48)[a]	8,603	8,392,868
4.40%, 08/15/47 (Call 02/15/47)[a]	16,304	16,012,915
4.75%, 02/15/22 (Call 11/15/21)	7,831	8,243,943
4.80%, 06/15/44 (Call 12/15/43)[a]	10,695	11,137,975
7.30%, 11/15/39[a]	1,042	1,392,925

		71,783,341

GAS — 0.28%
NiSource Inc.
3.49%, 05/15/27 (Call 02/15/27)[a]	6,218	6,080,210
3.95%, 03/30/48 (Call 09/30/47)	3,092	2,924,585
4.38%, 05/15/47 (Call 11/15/46)[a]	23,791	24,130,133
4.80%, 02/15/44 (Call 08/15/43)[a]	7,828	8,389,419
Sempra Energy
2.90%, 02/01/23 (Call 01/01/23)	1,385	1,354,250
3.25%, 06/15/27 (Call 03/15/27)[a]	12,163	11,610,440
3.40%, 02/01/28 (Call 10/01/27)	14,747	14,102,841
4.00%, 02/01/48 (Call 08/01/47)	10,352	9,695,239
6.00%, 10/15/39	10,615	12,930,916

		91,218,033

Security	Principal (000s)	Value

HEALTH CARE – PRODUCTS — 2.16%
Abbott Laboratories
2.55%, 03/15/22a	$2,411	$2,348,797
2.90%, 11/30/21 (Call 10/30/21)[a]	36,407	36,126,404
2.95%, 03/15/25 (Call 12/15/24)[a]	16,499	15,667,652
3.25%, 04/15/23 (Call 01/15/23)	11,536	11,457,444
3.40%, 11/30/23 (Call 09/30/23)	17,560	17,507,483
3.75%, 11/30/26 (Call 08/30/26)[a]	43,894	43,487,814
4.75%, 11/30/36 (Call 05/30/36)	13,802	14,736,451
4.90%, 11/30/46 (Call 05/30/46)[a]	39,226	42,316,252
Becton Dickinson and Co.
2.89%, 06/06/22 (Call 05/06/22)[a]	18,743	18,233,320
3.13%, 11/08/21[a]	11,883	11,739,103
3.36%, 06/06/24 (Call 04/06/24)[a]	23,228	22,435,821
3.70%, 06/06/27 (Call 03/06/27)[a]	28,218	27,048,240
3.73%, 12/15/24 (Call 09/15/24)[a]	18,261	18,003,797
4.67%, 06/06/47 (Call 12/06/46)[a]	18,664	18,569,103
4.69%, 12/15/44 (Call 06/15/44)[a]	13,479	13,471,243
Boston Scientific Corp.
3.85%, 05/15/25	9,061	9,080,752
4.00%, 03/01/28 (Call 12/01/27)	5,000	4,981,194
Medtronic Global Holdings SCA
3.35%, 04/01/27 (Call 01/01/27)	7,591	7,479,143
Medtronic Inc.
3.15%, 03/15/22[a]	23,301	23,342,462
3.50%, 03/15/25	43,746	43,679,545
3.63%, 03/15/24 (Call 12/15/23)[a]	14,626	14,850,965

S C H E D U L E S OF I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

4.38%, 03/15/35[a]	$31,147	$32,850,028
4.63%, 03/15/45[a]	56,927	62,065,578
Stryker Corp.
2.63%, 03/15/21 (Call 02/15/21)	6,610	6,534,754
3.38%, 11/01/25 (Call 08/01/25)	11,944	11,796,830
3.50%, 03/15/26 (Call 12/15/25)[a]	13,388	13,309,106
4.63%, 03/15/46 (Call 09/15/45)	12,135	12,842,094
Thermo Fisher Scientific Inc.
2.95%, 09/19/26 (Call 06/19/26)[a]	17,001	15,916,941
3.00%, 04/15/23 (Call 02/15/23)[a]	16,153	15,866,651
3.15%, 01/15/23 (Call 10/15/22)[a]	12,732	12,590,437
3.20%, 08/15/27 (Call 05/15/27)	6,801	6,453,074
3.30%, 02/15/22[a]	11,463	11,479,126
3.60%, 08/15/21 (Call 05/15/21)[a]	13,306	13,518,638
4.10%, 08/15/47 (Call 02/15/47)[a]	7,311	7,010,147
4.15%, 02/01/24 (Call 11/01/23)[a]	16,715	17,210,050
4.50%, 03/01/21[a]	10,765	11,220,602
Zimmer Biomet Holdings Inc.
3.15%, 04/01/22 (Call 02/01/22)[a]	10,427	10,271,267
3.55%, 04/01/25 (Call 01/01/25)[a]	28,708	27,821,615

		705,319,923

HEALTH CARE – SERVICES — 1.43%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)[a]	10,933	10,584,091
2.80%, 06/15/23 (Call 04/15/23)	18,436	17,683,205
3.50%, 11/15/24 (Call 08/15/24)	10,991	10,762,963

Security	Principal (000s)	Value

3.88%, 08/15/47 (Call 02/15/47)[a]	$8,964	$7,965,417
6.63%, 06/15/36	9,006	11,254,106
Anthem Inc.
2.95%, 12/01/22 (Call 11/01/22)[a]	7,337	7,170,002
3.13%, 05/15/22[a]	14,504	14,352,935
3.30%, 01/15/23[a]	10,272	10,181,770
3.35%, 12/01/24 (Call 10/01/24)	5,210	5,088,991
3.50%, 08/15/24 (Call 05/15/24)[a]	14,295	14,164,271
3.65%, 12/01/27 (Call 09/01/27)[a]	15,044	14,578,320
4.38%, 12/01/47 (Call 06/01/47)[a]	15,214	14,872,262
4.63%, 05/15/42[a]	13,340	13,527,756
4.65%, 01/15/43[a]	10,916	11,097,071
4.65%, 08/15/44 (Call 02/15/44)[a]	8,656	8,801,259
5.85%, 01/15/36	553	644,444
Cigna Corp.
3.05%, 10/15/27 (Call 07/15/27)	1,407	1,295,299
3.25%, 04/15/25 (Call 01/15/25)	2,915	2,800,235
3.88%, 10/15/47 (Call 04/15/47)	18,702	16,612,435
4.00%, 02/15/22 (Call 11/15/21)[a]	3,946	4,045,988
Humana Inc.
4.95%, 10/01/44 (Call 04/01/44)	8,899	9,400,530
Kaiser Foundation Hospitals
4.15%, 05/01/47 (Call 11/01/46)[a]	2,284	2,349,421
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)[a]	19,065	18,786,763
4.70%, 02/01/45 (Call 08/01/44)[a]	11,030	11,047,070
UnitedHealth Group Inc.
2.13%, 03/15/21[a]	9,713	9,517,037

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

2.38%, 10/15/22	$14,783	$14,270,550
2.88%, 12/15/21[a]	9,441	9,397,105
2.88%, 03/15/22 (Call 12/15/21)[a]	14,576	14,463,727
2.88%, 03/15/23[a]	9,984	9,796,332
2.95%, 10/15/27[a]	10,397	9,874,269
3.10%, 03/15/26[a]	16,633	16,108,946
3.35%, 07/15/22[a]	7,964	8,037,926
3.38%, 04/15/27[a]	1,620	1,592,571
3.45%, 01/15/27[a]	19,654	19,471,188
3.75%, 07/15/25[a]	26,938	27,298,013
3.75%, 10/15/47 (Call 04/15/47)[a]	4,920	4,613,627
4.20%, 01/15/47 (Call 07/15/46)[a]	13,939	14,110,996
4.25%, 03/15/43 (Call 09/15/42)	11,464	11,704,297
4.25%, 04/15/47 (Call 10/15/46)[a]	2,410	2,457,379
4.63%, 07/15/35	8,071	8,789,650
4.75%, 07/15/45[a]	22,375	24,574,342
5.80%, 03/15/36	5,918	7,280,798
6.88%, 02/15/38[a]	10,157	13,906,935

		466,332,292
HOUSEWARES — 0.24%
Newell Brands Inc.
3.15%, 04/01/21 (Call 03/01/21)	13,327	13,200,280
3.85%, 04/01/23 (Call 02/01/23)[a]	19,249	19,148,747
4.20%, 04/01/26 (Call 01/01/26)[a]	17,377	17,199,882
5.50%, 04/01/46 (Call 10/01/45)[a]	25,957	27,520,974

		77,069,883
INSURANCE — 1.74%
Aflac Inc.
3.63%, 11/15/24[a]	12,118	12,241,387
American International Group Inc.
3.30%, 03/01/21 (Call 02/01/21)[a]	18,852	18,907,193
3.75%, 07/10/25 (Call 04/10/25)	15,636	15,554,698

Security	Principal (000s)	Value

3.88%, 01/15/35 (Call 07/15/34)[a]	$20,928	$19,774,463
3.90%, 04/01/26 (Call 01/01/26)[a]	17,662	17,618,338
4.13%, 02/15/24[a]	15,598	15,993,924
4.38%, 01/15/55 (Call 07/15/54)	5,562	5,178,500
4.50%, 07/16/44 (Call 01/16/44)[a]	25,842	25,624,423
4.80%, 07/10/45 (Call 01/10/45)	12,364	12,805,622
4.88%, 06/01/22[a]	17,016	17,980,654
6.25%, 05/01/36	10,130	12,299,328
Aon PLC
3.88%, 12/15/25 (Call 09/15/25)	4,600	4,653,136
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22[a]	6,070	6,070,304
4.25%, 01/15/21	2,520	2,618,196
5.75%, 01/15/40[a]	12,291	15,257,700
Berkshire Hathaway Inc.
2.20%, 03/15/21 (Call 02/15/21)[a]	5,029	4,940,639
2.75%, 03/15/23 (Call 01/15/23)[a]	36,100	35,510,653
3.13%, 03/15/26 (Call 12/15/25)[a]	31,950	31,132,083
4.50%, 02/11/43[a]	4,860	5,239,758
Chubb Corp. (The)
6.00%, 05/11/37[a]	11,833	14,959,889
Chubb INA Holdings Inc.
2.30%, 11/03/20 (Call 10/03/20)[a]	1,219	1,205,758
2.88%, 11/03/22 (Call 09/03/22)[a]	8,744	8,661,528
3.15%, 03/15/25[a]	14,299	14,051,953
3.35%, 05/03/26 (Call 02/03/26)	10,413	10,263,252
4.35%, 11/03/45 (Call 05/03/45)	17,009	17,860,073
Manulife Financial Corp.
4.15%, 03/04/26[a]	14,488	14,806,777
5.38%, 03/04/46[a]	7,893	9,217,944

S C H E D U L E S OF I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

MetLife Inc.
3.60%, 04/10/24[a]	$21,480	$21,579,605
4.05%, 03/01/45[a]	14,069	13,607,836
4.13%, 08/13/42[a]	8,884	8,726,597
4.60%, 05/13/46 (Call 11/13/45)[a]	5,340	5,621,727
4.75%, 02/08/21[a]	13,321	13,967,375
4.88%, 11/13/43[a]	8,993	9,799,756
5.70%, 06/15/35[a]	12,966	15,595,345
5.88%, 02/06/41[a]	6,762	8,269,459
6.38%, 06/15/34[a]	11,448	14,558,339
Series D
4.37%, 09/15/23[a]	17,278	18,131,595
Prudential Financial Inc.
3.91%, 12/07/47 (Call 06/07/47)[b]	14,861	14,028,304
3.94%, 12/07/49 (Call 06/07/49)[b]	13,868	13,069,639
4.60%, 05/15/44[a]	11,531	12,223,826
5.70%, 12/14/36[a]	4,302	5,178,785
Travelers Companies Inc. (The)
5.35%, 11/01/40	8,015	9,609,447
6.25%, 06/15/37[a]	9,654	12,529,206

		566,925,014

INTERNET — 1.28%
Alphabet Inc.
2.00%, 08/15/26 (Call 05/15/26)[a]	22,678	20,571,597
3.38%, 02/25/24[a]	14,397	14,622,290
3.63%, 05/19/21[a]	4,567	4,710,064
Amazon.com Inc.
2.40%, 02/22/23 (Call 01/22/23)[b]	17,237	16,653,846
2.50%, 11/29/22 (Call 08/29/22)[a]	16,429	16,013,529
2.80%, 08/22/24 (Call 06/22/24)[a,b]	29,809	28,850,721
3.15%, 08/22/27 (Call 05/22/27)[a,b]	45,490	43,829,856
3.30%, 12/05/21 (Call 10/05/21)[a]	12,513	12,683,323
3.80%, 12/05/24 (Call 09/05/24)[a]	18,148	18,599,058

Security	Principal (000s)	Value

3.88%, 08/22/37 (Call 02/22/37)[a,b]	$43,201	$43,093,084
4.05%, 08/22/47 (Call 02/22/47)[a,b]	35,491	35,274,980
4.25%, 08/22/57 (Call 02/22/57)[a,b]	29,998	29,906,971
4.80%, 12/05/34 (Call 06/05/34)[a]	12,426	13,726,554
4.95%, 12/05/44 (Call 06/05/44)[a]	23,369	26,383,872
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)[a]	16,262	15,750,191
2.75%, 01/30/23 (Call 12/30/22)	6,226	6,020,920
2.88%, 08/01/21 (Call 06/01/21)[a]	11,579	11,460,756
3.45%, 08/01/24 (Call 05/01/24)	9,671	9,538,659
3.60%, 06/05/27 (Call 03/05/27)[a]	10,091	9,730,123
3.80%, 03/09/22 (Call 02/09/22)	12,703	12,934,861
4.00%, 07/15/42 (Call 01/15/42)[a]	11,206	9,932,583
Expedia Inc.
3.80%, 02/15/28 (Call 11/15/27)[a]	20,126	18,713,843

		419,001,681
LODGING — 0.06%
Marriott International Inc./MD
2.30%, 01/15/22 (Call 12/15/21)	11,024	10,712,905
Series R
3.13%, 06/15/26 (Call 03/15/26)[a]	8,928	8,471,018

		19,183,923
MACHINERY — 0.29%
Caterpillar Financial Services Corp.
1.70%, 08/09/21	11,960	11,463,664

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

Caterpillar Inc.
3.40%, 05/15/24 (Call 02/15/24)[a]	$5,936	$5,994,245
3.80%, 08/15/42[a]	21,549	21,450,051
3.90%, 05/27/21	1,443	1,487,325
5.20%, 05/27/41[a]	13,819	16,509,080
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)[a]	16,016	15,710,890
3.90%, 06/09/42 (Call 12/09/41)[a]	9,828	10,035,436
John Deere Capital Corp.
2.80%, 03/06/23	11,744	11,522,380

		94,173,071

MANUFACTURING — 1.09%
3M Co.
5.70%, 03/15/37	3,381	4,239,434
Eaton Corp.
2.75%, 11/02/22[a]	23,600	23,137,162
4.15%, 11/02/42[a]	9,832	9,659,545
General Electric Co.
2.70%, 10/09/22[a]	39,287	38,068,313
3.10%, 01/09/23[a]	15,846	15,566,795
3.15%, 09/07/22[a]	18,459	18,231,137
3.38%, 03/11/24	2,855	2,804,003
3.45%, 05/15/24 (Call 02/13/24)	1,322	1,302,270
4.13%, 10/09/42[a]	20,567	19,222,763
4.50%, 03/11/44[a]	23,419	23,152,410
4.63%, 01/07/21[a]	5,322	5,525,890
4.65%, 10/17/21[a]	15,389	16,122,820
5.30%, 02/11/21	14,577	15,387,841
5.88%, 01/14/38[a]	29,059	33,895,455
6.15%, 08/07/37[a]	19,925	23,781,021
6.88%, 01/10/39	30,318	39,215,278
Series A
6.75%, 03/15/32[a]	32,200	39,974,777
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)[a]	15,956	14,978,853
3.90%, 09/01/42 (Call 03/01/42)[a]	12,982	13,076,400

		357,342,167

Security	Principal (000s)	Value

MEDIA — 4.12%
21st Century Fox America Inc.
3.00%, 09/15/22	$12,115	$11,975,905
4.50%, 02/15/21[a]	16,890	17,636,602
6.15%, 03/01/37	14,037	17,476,805
6.15%, 02/15/41[a]	14,610	18,291,955
6.20%, 12/15/34	12,147	15,048,456
6.40%, 12/15/35[a]	15,031	19,011,606
6.65%, 11/15/37[a]	14,206	18,483,154
CBS Corp.
3.50%, 01/15/25 (Call 10/15/24)[a]	195	190,611
4.00%, 01/15/26 (Call 10/15/25)[a]	9,311	9,278,528
7.88%, 07/30/30[a]	7,967	10,442,454
Charter Communications Operating LLC/Charter Communications Operating Capital
3.75%, 02/15/28 (Call 11/15/27)	11,594	10,710,370
4.20%, 03/15/28 (Call 12/15/27)[a]	9,235	8,865,143
4.46%, 07/23/22 (Call 05/23/22)[a]	38,575	39,456,215
4.91%, 07/23/25 (Call 04/23/25)[a]	57,163	58,845,198
5.38%, 05/01/47 (Call 11/01/46)[a]	32,695	32,533,032
6.38%, 10/23/35 (Call 04/23/35)[a]	25,606	28,803,455
6.48%, 10/23/45 (Call 04/23/45)[a]	45,788	51,563,781
Comcast Cable Communications Holdings Inc.
9.46%, 11/15/22	13,723	17,411,609
Comcast Corp.
2.35%, 01/15/27 (Call 10/15/26)[a]	19,052	17,096,825
2.75%, 03/01/23 (Call 02/01/23)[a]	10,176	9,947,019
2.85%, 01/15/23[a]	5,467	5,375,291
3.00%, 02/01/24 (Call 01/01/24)[a]	30,018	29,348,794
3.13%, 07/15/22[a]	10,310	10,302,863

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

3.15%, 03/01/26 (Call 12/01/25)[a]	$25,608	$24,684,378
3.15%, 02/15/28 (Call 11/15/27)[a]	31,411	29,852,154
3.20%, 07/15/36 (Call 01/15/36)[a]	12,866	11,308,771
3.30%, 02/01/27 (Call 11/01/26)	16,502	15,962,107
3.38%, 02/15/25 (Call 11/15/24)[a]	10,896	10,734,296
3.38%, 08/15/25 (Call 05/15/25)[a]	16,906	16,636,266
3.40%, 07/15/46 (Call 01/15/46)[a]	20,469	17,499,010
3.55%, 05/01/28 (Call 02/01/28)	14,985	14,706,756
3.60%, 03/01/24	8,783	8,856,191
3.90%, 03/01/38 (Call 09/01/37)	24,985	23,874,477
3.97%, 11/01/47 (Call 05/01/47)[a]	28,972	27,096,735
4.00%, 08/15/47 (Call 02/15/47)[a]	3,469	3,253,238
4.00%, 03/01/48 (Call 09/01/47)	17,572	16,438,641
4.00%, 11/01/49 (Call 05/01/49)	36,023	33,478,649
4.05%, 11/01/52 (Call 05/01/52)	29,003	27,014,679
4.20%, 08/15/34 (Call 02/15/34)[a]	7,662	7,694,996
4.25%, 01/15/33[a]	13,177	13,502,531
4.40%, 08/15/35 (Call 02/15/35)[a]	3,806	3,870,704
4.60%, 08/15/45 (Call 02/15/45)[a]	20,631	21,303,719
4.65%, 07/15/42[a]	16,021	16,643,212
4.75%, 03/01/44[a]	11,071	11,662,075
5.65%, 06/15/35	481	565,291
6.40%, 05/15/38	386	490,487
6.45%, 03/15/37	9,413	12,051,334
6.50%, 11/15/35	1,761	2,246,621
6.95%, 08/15/37	12,166	16,406,574
7.05%, 03/15/33	7,763	10,113,481

Security	Principal (000s)	Value

Discovery Communications LLC
2.95%, 03/20/23 (Call 02/20/23)[a]	$19,762	$19,134,677
3.95%, 03/20/28 (Call 12/20/27)[a]	14,409	13,868,426
4.88%, 04/01/43[a]	3,835	3,658,193
5.00%, 09/20/37 (Call 03/20/37)	19,449	19,397,970
5.20%, 09/20/47 (Call 03/20/47)[a]	23,108	22,907,970
6.35%, 06/01/40	955	1,078,435
NBCUniversal Media LLC
2.88%, 01/15/23[a]	9,238	9,090,270
4.38%, 04/01/21[a]	22,364	23,298,214
4.45%, 01/15/43	12,726	12,841,785
5.95%, 04/01/41[a]	1,025	1,247,180
Time Warner Cable LLC
4.00%, 09/01/21 (Call 06/01/21)[a]	8,892	9,003,353
4.50%, 09/15/42 (Call 03/15/42)	24,034	21,464,160
5.50%, 09/01/41 (Call 03/01/41)[a]	6,203	6,235,669
5.88%, 11/15/40 (Call 05/15/40)[a]	7,549	7,951,553
6.55%, 05/01/37	12,845	14,498,152
6.75%, 06/15/39	19,647	22,586,270
7.30%, 07/01/38[a]	18,395	22,189,020
Time Warner Entertainment Co. LP
8.38%, 03/15/23	13,112	15,744,803
8.38%, 07/15/33[a]	10,631	14,028,175
Time Warner Inc.
2.95%, 07/15/26 (Call 04/15/26)	8,878	8,139,904
3.55%, 06/01/24 (Call 03/01/24)	12,625	12,482,176
3.60%, 07/15/25 (Call 04/15/25)	17,597	17,127,401
3.80%, 02/15/27 (Call 11/15/26)[a]	34,454	33,434,417
4.75%, 03/29/21[a]	7,238	7,575,768
4.85%, 07/15/45 (Call 01/15/45)[a]	8,832	8,858,265

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

6.10%, 07/15/40	$1,462	$1,692,353
6.25%, 03/29/41	1,036	1,223,335
Viacom Inc.
4.25%, 09/01/23 (Call 06/01/23)	16,365	16,795,504
4.38%, 03/15/43[a]	3,378	3,050,411
5.85%, 09/01/43 (Call 03/01/43)[a]	17,340	18,892,199
6.88%, 04/30/36[a]	19,685	23,402,026
Walt Disney Co. (The)
1.85%, 07/30/26[a]	14,710	13,056,452
2.30%, 02/12/21[a]	9,197	9,072,164
2.35%, 12/01/22[a]	11,260	10,912,759
2.75%, 08/16/21	6,830	6,807,908
2.95%, 06/15/27[a]	14,042	13,509,930
3.00%, 02/13/26[a]	10,154	9,893,226
3.15%, 09/17/25[a]	7,800	7,705,744
4.13%, 06/01/44[a]	6,805	7,051,332

		1,346,950,593

METAL FABRICATE & HARDWARE — 0.06%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)[a]	12,693	12,417,906
3.25%, 06/15/25 (Call 03/15/25)	8,052	7,990,562

		20,408,468

MINING — 0.60%
Barrick Gold Corp.
5.25%, 04/01/42	6,248	6,937,875
Barrick North America Finance LLC
5.70%, 05/30/41	13,218	15,379,327
5.75%, 05/01/43[a]	5,545	6,570,081
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39[a]	14,103	16,598,489
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22[a]	1,656	1,647,279
4.13%, 02/24/42[a]	13,278	13,566,875
5.00%, 09/30/43[a]	31,354	36,145,017
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)	4,481	4,487,536

Security	Principal (000s)	Value

4.88%, 03/15/42 (Call 09/15/41)[a]	$13,824	$14,659,965
6.25%, 10/01/39[a]	11,813	14,479,481
Rio Tinto Alcan Inc.
6.13%, 12/15/33[a]	4,232	5,219,130
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25 (Call 03/15/25)	19,921	20,285,718
5.20%, 11/02/40[a]	17,736	20,725,486
7.13%, 07/15/28	5,298	6,828,314
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (Call 05/21/22)	35	34,627
4.13%, 08/21/42 (Call 02/21/42)	13,370	13,653,317

		197,218,517

OFFICE & BUSINESS EQUIPMENT — 0.03%
Xerox Corp.
3.63%, 03/15/23 (Call 02/15/23)[a]	6,602	6,446,766
4.50%, 05/15/21[a]	3,754	3,846,040

		10,292,806

OIL & GAS — 6.22%
Anadarko Finance Co.
7.50%, 05/01/31	9,649	12,082,945
Anadarko Petroleum Corp.
4.85%, 03/15/21 (Call 02/15/21)[a]	8,315	8,674,226
5.55%, 03/15/26 (Call 12/15/25)[a]	16,117	17,565,615
6.20%, 03/15/40[a]	8,458	9,884,415
6.45%, 09/15/36	20,712	24,727,833
6.60%, 03/15/46 (Call 09/15/45)[a]	11,275	14,003,794
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	15,879	15,737,448
4.25%, 01/15/44 (Call 07/15/43)	10,497	9,646,630
4.75%, 04/15/43 (Call 10/15/42)	22,467	22,015,317
5.10%, 09/01/40 (Call 03/01/40)	14,957	15,357,406

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

6.00%, 01/15/37	$7,438	$8,425,978
BP Capital Markets PLC
2.11%, 09/16/21 (Call 08/16/21)	12,742	12,352,102
2.50%, 11/06/22[a]	14,783	14,350,449
2.75%, 05/10/23[a]	24,478	23,910,176
3.02%, 01/16/27 (Call 10/16/26)[a]	17,157	16,359,407
3.06%, 03/17/22	14,624	14,610,353
3.12%, 05/04/26 (Call 02/04/26)	21,670	20,950,989
3.22%, 11/28/23 (Call 09/28/23)[a]	5,716	5,676,749
3.22%, 04/14/24 (Call 02/14/24)	9,407	9,319,017
3.25%, 05/06/22[a]	22,823	22,910,574
3.28%, 09/19/27 (Call 06/19/27)[a]	12,663	12,278,339
3.51%, 03/17/25[a]	14,804	14,804,299
3.54%, 11/04/24[a]	8,742	8,762,364
3.56%, 11/01/21	11,856	12,092,926
3.59%, 04/14/27 (Call 01/14/27)[a]	11,180	11,119,252
3.72%, 11/28/28 (Call 08/28/28)[a]	6,097	6,119,790
3.81%, 02/10/24[a]	14,440	14,779,262
3.99%, 09/26/23[a]	13,954	14,448,238
4.74%, 03/11/21[a]	17,142	18,013,606
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (Call 12/15/22)	11,893	11,584,002
3.85%, 06/01/27 (Call 03/01/27)	18,548	18,191,593
4.95%, 06/01/47 (Call 12/01/46)[a]	8,171	8,535,733
6.25%, 03/15/38[a]	14,138	16,990,587
Cenovus Energy Inc.
4.25%, 04/15/27 (Call 01/15/27)[a]	20,721	20,200,721
5.25%, 06/15/37 (Call 12/15/36)[a]	1,860	1,855,438
5.40%, 06/15/47 (Call 12/15/46)[a]	23,058	23,086,696
6.75%, 11/15/39	8,451	9,720,568

Security	Principal (000s)	Value

Chevron Corp.
2.10%, 05/16/21 (Call 04/15/21)	$6,290	$6,179,804
2.36%, 12/05/22 (Call 09/05/22)[a]	19,746	19,140,270
2.57%, 05/16/23 (Call 03/16/23)[a]	20,181	19,603,579
2.90%, 03/03/24 (Call 01/03/24)[a]	22,004	21,550,698
2.95%, 05/16/26 (Call 02/16/26)[a]	30,077	28,849,097
3.19%, 06/24/23 (Call 03/24/23)[a]	28,641	28,713,058
3.33%, 11/17/25 (Call 08/17/25)	1,869	1,851,505
Concho Resources Inc.
3.75%, 10/01/27 (Call 07/01/27)[a]	10,353	10,060,282
4.88%, 10/01/47 (Call 04/01/47)	11,322	11,738,372
ConocoPhillips
6.50%, 02/01/39[a]	32,728	42,671,153
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)	14,670	14,199,149
3.35%, 11/15/24 (Call 08/15/24)	12,563	12,464,519
4.30%, 11/15/44 (Call 05/15/44)[a]	7,455	7,640,744
4.95%, 03/15/26 (Call 12/15/25)[a]	20,561	22,370,845
ConocoPhillips Holding Co.
6.95%, 04/15/29	18,729	23,737,528
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)	6,167	6,124,837
4.75%, 05/15/42 (Call 11/15/41)[a]	14,059	14,164,769
5.00%, 06/15/45 (Call 12/15/44)	12,341	12,925,386
5.60%, 07/15/41 (Call 01/15/41)	19,246	21,470,574
5.85%, 12/15/25 (Call 09/15/25)[a]	947	1,075,366

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

7.95%, 04/15/32	$5,787	$7,774,019
Devon Financing Co. LLC
7.88%, 09/30/31	1,800	2,399,133
Encana Corp.
6.50%, 08/15/34	7,933	9,505,315
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)[a]	16,609	16,023,923
4.10%, 02/01/21[a]	4,791	4,924,396
4.15%, 01/15/26 (Call 10/15/25)[a]	4,673	4,813,415
EQT Corp.
3.00%, 10/01/22 (Call 09/01/22)[a]	11,628	11,323,186
3.90%, 10/01/27 (Call 07/01/27)[a]	17,050	16,271,674
4.88%, 11/15/21	5,210	5,450,096
Exxon Mobil Corp.
2.22%, 03/01/21 (Call 02/01/21)[a]	21,887	21,542,188
2.40%, 03/06/22 (Call 01/06/22)	14,423	14,097,336
2.71%, 03/06/25 (Call 12/06/24)[a]	25,679	24,703,475
2.73%, 03/01/23 (Call 01/01/23)[a]	9,251	9,135,213
3.04%, 03/01/26 (Call 12/01/25)[a]	29,788	29,179,655
3.18%, 03/15/24 (Call 12/15/23)[a]	3,383	3,395,661
3.57%, 03/06/45 (Call 09/06/44)[a]	15,054	14,274,472
4.11%, 03/01/46 (Call 09/01/45)[a]	34,547	36,006,611
Hess Corp.
4.30%, 04/01/27 (Call 01/01/27)[a]	12,880	12,589,819
5.60%, 02/15/41	15,866	16,302,055
6.00%, 01/15/40	10,224	10,826,593
Husky Energy Inc.
4.00%, 04/15/24 (Call 01/15/24)[a]	5,263	5,334,384

Security	Principal (000s)	Value

Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)[a]	$10,499	$10,126,378
3.85%, 06/01/25 (Call 03/01/25)	10,628	10,492,818
4.40%, 07/15/27 (Call 04/15/27)[a]	11,485	11,663,145
6.60%, 10/01/37	13,455	16,205,481
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)	6,091	6,083,115
4.75%, 09/15/44 (Call 03/15/44)	12,810	12,567,076
5.13%, 03/01/21[a]	11,180	11,804,321
6.50%, 03/01/41 (Call 09/01/40)[a]	14,768	17,957,260
Noble Energy Inc.
4.15%, 12/15/21 (Call 09/15/21)	11,488	11,774,961
5.05%, 11/15/44 (Call 05/15/44)	9,541	9,941,091
5.25%, 11/15/43 (Call 05/15/43)	9,779	10,421,935
6.00%, 03/01/41 (Call 09/01/40)	11,803	13,613,966
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	9,905	9,718,633
3.00%, 02/15/27 (Call 11/15/26)[a]	15,079	14,377,079
3.13%, 02/15/22 (Call 11/15/21)	3,304	3,311,588
3.40%, 04/15/26 (Call 01/15/26)[a]	17,543	17,319,799
3.50%, 06/15/25 (Call 03/15/25)	15,617	15,609,543
4.10%, 02/15/47 (Call 08/15/46)[a]	9,006	8,884,094
4.40%, 04/15/46 (Call 10/15/45)[a]	15,404	15,856,463
4.63%, 06/15/45 (Call 12/15/44)	8,215	8,693,516

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

Series 1
4.10%, 02/01/21 (Call 11/01/20)[a]	$11,345	$11,717,783
Phillips 66
4.30%, 04/01/22[a]	23,670	24,580,478
4.65%, 11/15/34 (Call 05/15/34)[a]	13,005	13,489,843
4.88%, 11/15/44 (Call 05/15/44)[a]	20,137	21,181,885
5.88%, 05/01/42[a]	16,409	19,438,387
Shell International Finance BV
1.75%, 09/12/21[a]	7,540	7,230,454
1.88%, 05/10/21	16,183	15,663,647
2.25%, 11/10/20[a]	1,558	1,535,553
2.25%, 01/06/23[a]	10,181	9,763,127
2.38%, 08/21/22[a]	8,781	8,535,961
2.50%, 09/12/26	14,607	13,572,091
2.88%, 05/10/26[a]	27,290	26,128,398
3.25%, 05/11/25	40,670	40,162,666
3.40%, 08/12/23[a]	3,427	3,461,635
3.75%, 09/12/46[a]	17,400	16,559,924
4.00%, 05/10/46[a]	29,002	28,716,899
4.13%, 05/11/35	18,521	19,068,807
4.38%, 05/11/45[a]	36,526	38,220,799
4.55%, 08/12/43[a]	16,337	17,514,777
5.50%, 03/25/40[a]	12,039	14,505,512
6.38%, 12/15/38[a]	35,450	46,751,460
Statoil ASA
2.45%, 01/17/23[a]	14,639	14,165,452
2.65%, 01/15/24	16,022	15,507,522
2.75%, 11/10/21	379	376,014
3.15%, 01/23/22[a]	3,509	3,524,549
3.70%, 03/01/24[a]	11,797	12,016,338
3.95%, 05/15/43	5,202	5,144,647
4.80%, 11/08/43[a]	10,868	12,146,767
5.10%, 08/17/40	9,741	11,217,210
Suncor Energy Inc.
3.60%, 12/01/24 (Call 09/01/24)	8,986	8,891,155
4.00%, 11/15/47 (Call 05/15/47)	429	413,530
6.50%, 06/15/38[a]	17,364	22,316,473
6.80%, 05/15/38	14,425	18,986,618

Security	Principal (000s)	Value

6.85%, 06/01/39[a]	$13,366	$18,145,279
Total Capital Canada Ltd.
2.75%, 07/15/23[a]	16,988	16,597,225
Total Capital International SA
2.70%, 01/25/23[a]	13,856	13,562,010
2.75%, 06/19/21[a]	9,987	9,942,213
2.88%, 02/17/22[a]	7,891	7,833,287
3.70%, 01/15/24[a]	10,978	11,209,672
3.75%, 04/10/24[a]	19,313	19,768,586
Valero Energy Corp.
3.40%, 09/15/26 (Call 06/15/26)[a]	17,825	17,072,229
6.63%, 06/15/37[a]	15,960	19,775,709
7.50%, 04/15/32	11,424	14,870,325

		2,031,254,149
OIL & GAS SERVICES — 0.69%
Baker Hughes a GE Co. LLC
5.13%, 09/15/40	1,139	1,255,237
Baker Hughes a GE Co. LLC/ Baker Hughes Co-Obligor Inc.
2.77%, 12/15/22 (Call 11/15/22)	10,072	9,835,410
3.34%, 12/15/27 (Call 09/15/27)	19,916	19,013,088
4.08%, 12/15/47 (Call 06/15/47)	14,245	13,376,918
Halliburton Co.
3.50%, 08/01/23 (Call 05/01/23)[a]	18,892	18,951,177
3.80%, 11/15/25 (Call 08/15/25)[a]	30,582	30,604,704
4.75%, 08/01/43 (Call 02/01/43)[a]	15,639	16,207,883
4.85%, 11/15/35 (Call 05/15/35)[a]	14,159	15,086,223
5.00%, 11/15/45 (Call 05/15/45)[a]	25,207	27,241,815
6.70%, 09/15/38[a]	10,400	13,278,445
7.45%, 09/15/39[a]	7,872	10,823,816
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	20,647	19,751,484

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

3.95%, 12/01/42 (Call 06/01/42)	$10,901	$9,403,197
Schlumberger Investment SA
3.65%, 12/01/23 (Call 09/01/23)[a]	19,678	20,066,210

		224,895,607
PHARMACEUTICALS — 6.20%
AbbVie Inc.
2.30%, 05/14/21 (Call 04/14/21)[a]	22,549	22,024,458
2.85%, 05/14/23 (Call 03/14/23)[a]	19,017	18,463,352
2.90%, 11/06/22[a]	39,745	38,906,516
3.20%, 11/06/22 (Call 09/06/22)[a]	7,495	7,448,154
3.20%, 05/14/26 (Call 02/14/26)[a]	25,957	24,773,205
3.60%, 05/14/25 (Call 02/14/25)[a]	42,097	41,601,325
4.30%, 05/14/36 (Call 11/14/35)[a]	16,611	16,697,979
4.40%, 11/06/42	31,603	31,257,810
4.45%, 05/14/46 (Call 11/14/45)[a]	25,105	25,057,361
4.50%, 05/14/35 (Call 11/14/34)[a]	33,407	34,347,748
4.70%, 05/14/45 (Call 11/14/44)	29,879	30,795,840
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	17,918	17,667,689
Allergan Funding SCS
3.45%, 03/15/22 (Call 01/15/22)[a]	35,359	35,286,394
3.80%, 03/15/25 (Call 12/15/24)[a]	50,637	49,922,745
3.85%, 06/15/24 (Call 03/15/24)[a]	18,032	17,997,819
4.55%, 03/15/35 (Call 09/15/34)	32,015	31,846,054
4.75%, 03/15/45 (Call 09/15/44)	14,571	14,520,730
4.85%, 06/15/44 (Call 12/15/43)	18,880	19,044,941

Security	Principal (000s)	Value

AstraZeneca PLC
2.38%, 06/12/22 (Call 05/12/22)[a]	$8,984	$8,698,972
3.13%, 06/12/27 (Call 03/12/27)[a]	13,147	12,578,536
3.38%, 11/16/25[a]	30,079	29,551,817
4.00%, 09/18/42[a]	18,343	17,474,564
4.38%, 11/16/45[a]	8,888	8,959,541
6.45%, 09/15/37[a]	30,097	38,582,148
Bristol-Myers Squibb Co.
2.00%, 08/01/22[a]	3,446	3,297,626
3.25%, 02/27/27[a]	17,761	17,518,053
Cardinal Health Inc.
2.62%, 06/15/22 (Call 05/15/22)[a]	5,791	5,598,509
3.08%, 06/15/24 (Call 04/15/24)[a]	4,513	4,327,183
3.41%, 06/15/27 (Call 03/15/27)[a]	28,693	27,001,189
CVS Health Corp.
2.13%, 06/01/21 (Call 05/01/21)[a]	20,468	19,738,836
2.75%, 12/01/22 (Call 09/01/22)[a]	20,037	19,297,953
2.88%, 06/01/26 (Call 03/01/26)[a]	38,759	35,414,098
3.50%, 07/20/22 (Call 05/20/22)[a]	22,170	22,101,628
3.88%, 07/20/25 (Call 04/20/25)[a]	38,535	38,060,422
4.00%, 12/05/23 (Call 09/05/23)[a]	8,864	8,975,775
4.88%, 07/20/35 (Call 01/20/35)	128	132,171
5.13%, 07/20/45 (Call 01/20/45)[a]	40,264	42,087,025
5.30%, 12/05/43 (Call 06/05/43)	1,432	1,528,661
Eli Lilly & Co.
2.35%, 05/15/22[a]	9,301	9,050,942
2.75%, 06/01/25 (Call 03/01/25)[a]	9,128	8,807,928
3.10%, 05/15/27 (Call 02/15/27)[a]	11,693	11,387,536

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

3.70%, 03/01/45 (Call 09/01/44)	$13,858	$13,375,349
3.95%, 05/15/47 (Call 11/15/46)[a]	8,441	8,463,433
Express Scripts Holding Co.
3.00%, 07/15/23 (Call 05/15/23)[a]	15,648	15,118,659
3.40%, 03/01/27 (Call 12/01/26)[a]	21,528	20,365,423
3.50%, 06/15/24 (Call 03/15/24)	17,593	17,223,953
3.90%, 02/15/22[a]	14,281	14,535,679
4.50%, 02/25/26 (Call 11/27/25)[a]	24,121	24,881,709
4.75%, 11/15/21[a]	13,730	14,385,200
4.80%, 07/15/46 (Call 01/15/46)[a]	5,901	5,880,484
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23[a]	20,039	19,660,616
6.38%, 05/15/38[a]	32,065	42,456,289
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	26,974	26,741,260
Johnson & Johnson
1.65%, 03/01/21 (Call 02/01/21)[a]	3,979	3,871,826
2.25%, 03/03/22 (Call 02/03/22)[a]	3,643	3,565,466
2.45%, 03/01/26 (Call 12/01/25)[a]	36,010	33,954,333
2.63%, 01/15/25 (Call 11/15/24)	11,430	11,027,625
2.90%, 01/15/28 (Call 10/15/27)[a]	14,473	13,899,037
2.95%, 03/03/27 (Call 12/03/26)[a]	15,939	15,453,431
3.38%, 12/05/23[a]	4,611	4,722,873
3.40%, 01/15/38 (Call 07/15/37)[a]	15,286	14,610,582
3.50%, 01/15/48 (Call 07/15/47)[a]	11,807	11,081,815
3.55%, 03/01/36 (Call 09/01/35)[a]	13,706	13,416,391
3.63%, 03/03/37 (Call 09/03/36)[a]	21,400	21,156,072

Security	Principal (000s)	Value

3.70%, 03/01/46 (Call 09/01/45)[a]	$21,708	$21,197,532
3.75%, 03/03/47 (Call 09/03/46)[a]	10,372	10,205,621
4.38%, 12/05/33 (Call 06/05/33)	10,219	11,106,290
5.95%, 08/15/37[a]	14,122	18,182,679
McKesson Corp.
3.80%, 03/15/24 (Call 12/15/23)[a]	4,024	4,062,180
Mead Johnson Nutrition Co.
4.13%, 11/15/25 (Call 08/15/25)[a]	10,077	10,254,795
Merck & Co. Inc.
2.35%, 02/10/22[a]	4,297	4,213,805
2.40%, 09/15/22 (Call 06/15/22)[a]	7,516	7,342,389
2.75%, 02/10/25 (Call 11/10/24)[a]	30,347	29,274,910
2.80%, 05/18/23[a]	22,229	21,968,294
3.70%, 02/10/45 (Call 08/10/44)[a]	29,897	28,955,098
3.88%, 01/15/21 (Call 10/15/20)[a]	2,490	2,562,457
4.15%, 05/18/43	16,997	17,614,761
Mylan NV
3.15%, 06/15/21 (Call 05/15/21)[a]	26,289	26,055,438
3.95%, 06/15/26 (Call 03/15/26)[b]	1,938	1,878,910
3.95%, 06/15/26 (Call 03/15/26)[a]	36,063	34,944,423
5.25%, 06/15/46 (Call 12/15/45)[a]	9,926	10,017,642
Novartis Capital Corp.
2.40%, 05/17/22 (Call 04/17/22)[a]	5,346	5,225,703
2.40%, 09/21/22[a]	15,199	14,811,661
3.00%, 11/20/25 (Call 08/20/25)[a]	22,886	22,370,539
3.10%, 05/17/27 (Call 02/17/27)	19,943	19,525,503
3.40%, 05/06/24[a]	28,543	28,826,061

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

4.00%, 11/20/45 (Call 05/20/45)[a]	$18,811	$19,066,892
4.40%, 05/06/44[a]	19,923	21,499,254
Pfizer Inc.
1.95%, 06/03/21[a]	8,851	8,634,861
2.20%, 12/15/21[a]	10,126	9,896,486
2.75%, 06/03/26[a]	19,219	18,244,483
3.00%, 06/15/23[a]	9,895	9,882,913
3.00%, 12/15/26[a]	17,797	17,172,888
3.40%, 05/15/24[a]	16,513	16,700,735
4.00%, 12/15/36[a]	12,023	12,338,244
4.13%, 12/15/46[a]	14,505	14,877,825
4.30%, 06/15/43[a]	10,948	11,443,511
4.40%, 05/15/44[a]	12,677	13,488,693
7.20%, 03/15/39[a]	28,441	41,096,070
Sanofi
4.00%, 03/29/21[a]	19,837	20,472,030
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (Call 08/23/21)[a]	44,024	42,529,332
2.88%, 09/23/23 (Call 07/23/23)[a]	35,249	33,806,858
3.20%, 09/23/26 (Call 06/23/26)[a]	40,097	37,352,789
Wyeth LLC
5.95%, 04/01/37[a]	23,199	29,506,305
6.50%, 02/01/34[a]	8,731	11,344,070
Zoetis Inc.
3.00%, 09/12/27 (Call 06/12/27)[a]	6,631	6,218,303
3.25%, 02/01/23 (Call 11/01/22)[a]	17,487	17,397,877
3.95%, 09/12/47 (Call 03/12/47)[a]	903	857,018
4.50%, 11/13/25 (Call 08/13/25)	9,842	10,385,171
4.70%, 02/01/43 (Call 08/01/42)	12,839	13,525,919

		2,026,013,956

PIPELINES — 3.22%
Columbia Pipeline Group Inc.
4.50%, 06/01/25 (Call 03/01/25)	12,062	12,399,933

Security	Principal (000s)	Value

Enbridge Inc.
4.25%, 12/01/26 (Call 09/01/26)[a]	$15,583	$15,696,588
5.50%, 12/01/46 (Call 05/29/46)[a]	9,284	10,481,786
Energy Transfer LP
3.60%, 02/01/23 (Call 11/01/22)	14,293	14,073,691
4.05%, 03/15/25 (Call 12/15/24)[a]	17,476	17,232,406
4.65%, 06/01/21 (Call 03/01/21)[a]	7,944	8,213,184
4.75%, 01/15/26 (Call 10/15/25)[a]	11,674	11,861,807
5.15%, 03/15/45 (Call 09/15/44)	15,637	14,682,349
5.20%, 02/01/22 (Call 11/01/21)[a]	11,471	12,066,205
5.30%, 04/15/47 (Call 10/15/46)[a]	8,593	8,252,841
6.13%, 12/15/45 (Call 06/15/45)	9,297	9,871,384
6.50%, 02/01/42 (Call 08/01/41)	14,353	15,847,434
Energy Transfer LP/Regency Energy Finance Corp.
5.88%, 03/01/22 (Call 12/01/21)	13,660	14,620,711
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	2,313	2,268,115
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)[a]	2,835	2,828,256
3.70%, 02/15/26 (Call 11/15/25)	12,121	12,062,986
3.75%, 02/15/25 (Call 11/15/24)	13,861	13,922,877
3.90%, 02/15/24 (Call 11/15/23)	9,083	9,227,589
3.95%, 02/15/27 (Call 11/15/26)[a]	10	10,103
4.25%, 02/15/48 (Call 08/15/47)	15,000	14,384,756

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

4.45%, 02/15/43 (Call 08/15/42)	$14,545	$14,363,971
4.85%, 08/15/42 (Call 02/15/42)	6,734	7,006,864
4.85%, 03/15/44 (Call 09/15/43)	17,530	18,274,762
4.90%, 05/15/46 (Call 11/15/45)	12,036	12,729,589
5.10%, 02/15/45 (Call 08/15/44)	16,785	18,168,928
5.95%, 02/01/41	8,489	10,049,137
Kinder Morgan Energy Partners LP
3.50%, 03/01/21 (Call 01/01/21)	11,725	11,766,523
3.95%, 09/01/22 (Call 06/01/22)	13,401	13,582,160
5.50%, 03/01/44 (Call 09/01/43)	7,613	7,922,350
6.95%, 01/15/38	11,171	13,488,492
Kinder Morgan Inc./DE
3.15%, 01/15/23 (Call 12/15/22)[a]	15,813	15,452,764
4.30%, 06/01/25 (Call 03/01/25)	16,996	17,187,599
4.30%, 03/01/28 (Call 12/01/27)	5,000	4,983,100
5.05%, 02/15/46 (Call 08/15/45)	9,835	9,643,105
5.30%, 12/01/34 (Call 06/01/34)	11,363	11,724,702
5.55%, 06/01/45 (Call 12/01/44)[a]	17,969	18,777,341
7.75%, 01/15/32	11,599	14,759,947
MPLX LP
4.00%, 03/15/28 (Call 12/15/27)	15,000	14,740,452
4.13%, 03/01/27 (Call 12/01/26)[a]	13,690	13,605,661
4.50%, 07/15/23 (Call 04/15/23)[a]	9,311	9,634,332
4.50%, 04/15/38 (Call 10/15/37)	20,000	19,468,436
4.70%, 04/15/48 (Call 10/15/47)	15,000	14,521,306

Security	Principal (000s)	Value

4.88%, 12/01/24 (Call 09/01/24)[a]	$15,036	$15,829,692
4.88%, 06/01/25 (Call 03/01/25)[a]	11,801	12,376,517
5.20%, 03/01/47 (Call 09/01/46)[a]	16,089	16,705,894
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	6,369	6,291,148
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24 (Call 08/01/24)	6,013	5,739,663
3.65%, 06/01/22 (Call 03/01/22)	8,955	8,855,680
4.50%, 12/15/26 (Call 09/15/26)[a]	10,782	10,707,797
4.65%, 10/15/25 (Call 07/15/25)[a]	10,306	10,412,835
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (Call 09/15/27)	15,873	15,560,743
5.00%, 03/15/27 (Call 09/15/26)[a]	20,672	21,435,522
5.63%, 02/01/21 (Call 11/01/20)[a]	17,449	18,406,950
5.63%, 04/15/23 (Call 01/15/23)[a]	24,592	26,310,632
5.63%, 03/01/25 (Call 12/01/24)[a]	27,655	29,804,734
5.75%, 05/15/24 (Call 02/15/24)[a]	24,637	26,569,093
5.88%, 06/30/26 (Call 12/31/25)[a]	21,690	23,690,909
6.25%, 03/15/22 (Call 12/15/21)[a]	9,364	10,203,628
Spectra Energy Partners LP
4.75%, 03/15/24 (Call 12/15/23)	14,790	15,526,477
Sunoco Logistics Partners Operations LP
4.00%, 10/01/27 (Call 07/01/27)[a]	10,615	10,116,178
5.35%, 05/15/45 (Call 11/15/44)	8,624	8,309,948

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

5.40%, 10/01/47 (Call 04/01/47)[a]	$19,946	$19,535,124
TransCanada PipeLines Ltd.
2.50%, 08/01/22[a]	12,712	12,357,396
4.63%, 03/01/34 (Call 12/01/33)[a]	17,921	18,964,904
4.88%, 01/15/26 (Call 10/15/25)[a]	8,313	9,011,398
6.10%, 06/01/40[a]	9,135	11,293,564
6.20%, 10/15/37[a]	13,190	16,232,329
7.63%, 01/15/39[a]	15,552	22,153,824
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26 (Call 11/01/25)[a]	17,365	21,568,830
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	8,501	8,389,729
3.60%, 03/15/22 (Call 01/15/22)	17,915	17,939,443
3.75%, 06/15/27 (Call 03/15/27)[a]	19,604	19,041,828
3.90%, 01/15/25 (Call 10/15/24)	6,106	6,064,015
4.00%, 09/15/25 (Call 06/15/25)[a]	11,799	11,752,809
4.30%, 03/04/24 (Call 12/04/23)	16,175	16,541,909
5.10%, 09/15/45 (Call 03/15/45)	11,675	12,097,208
6.30%, 04/15/40	16,262	19,226,177
Williams Partners LP/ACMP
Finance Corp.
4.88%, 03/15/24 (Call 03/28/18)	4,470	4,670,584

		1,051,551,633

REAL ESTATE INVESTMENT TRUSTS — 1.12%
American Tower Corp.
3.30%, 02/15/21 (Call 01/15/21)[a]	10,687	10,722,664
3.38%, 10/15/26 (Call 07/15/26)[a]	16,256	15,384,027
3.50%, 01/31/23[a]	2,576	2,575,974
3.55%, 07/15/27 (Call 04/15/27)[a]	8,097	7,713,814

Security	Principal (000s)	Value

4.00%, 06/01/25 (Call 03/01/25)[a]	$22,768	$22,809,779
4.70%, 03/15/22[a]	374	392,112
5.00%, 02/15/24	8,791	9,396,432
Boston Properties LP
2.75%, 10/01/26 (Call 07/01/26)[a]	22,715	20,925,590
3.65%, 02/01/26 (Call 11/03/25)[a]	18,131	17,959,593
3.85%, 02/01/23 (Call 11/01/22)	6,260	6,409,079
4.13%, 05/15/21 (Call 02/15/21)	2,290	2,363,255
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23[a]	9,702	9,766,971
Crown Castle International Corp.
2.25%, 09/01/21 (Call 08/01/21)[a]	459	445,003
3.15%, 07/15/23 (Call 06/15/23)	475	464,628
3.20%, 09/01/24 (Call 07/01/24)[a]	4,328	4,166,553
3.40%, 02/15/21 (Call 01/15/21)[a]	5,095	5,126,915
3.65%, 09/01/27 (Call 06/01/27)[a]	13,944	13,340,045
3.70%, 06/15/26 (Call 03/15/26)[a]	7,044	6,808,270
4.45%, 02/15/26 (Call 11/15/25)	13,791	14,044,486
4.88%, 04/15/22	22,404	23,567,935
5.25%, 01/15/23[a]	26,309	28,198,020
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)[a]	7,886	8,215,684
4.63%, 12/15/21 (Call 09/15/21)	5,125	5,405,445
HCP Inc.
3.88%, 08/15/24 (Call 05/17/24)[a]	12,864	12,887,665
4.00%, 06/01/25 (Call 03/01/25)[a]	13,070	13,114,927

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

4.25%, 11/15/23 (Call 08/15/23)	$7,593	$7,829,448
5.38%, 02/01/21 (Call 11/03/20)[a]	1,602	1,695,186
Simon Property Group LP
3.25%, 11/30/26 (Call 08/30/26)[a]	12,588	12,137,397
3.30%, 01/15/26 (Call 10/15/25)[a]	18,689	18,173,522
3.38%, 10/01/24 (Call 07/01/24)[a]	15,996	15,868,817
3.38%, 06/15/27 (Call 03/15/27)[a]	1,732	1,678,631
4.38%, 03/01/21 (Call 12/01/20)[a]	10,967	11,413,686
Welltower Inc.
4.00%, 06/01/25 (Call 03/01/25)[a]	19,727	19,898,161
Weyerhaeuser Co.
7.38%, 03/15/32[a]	11,727	15,402,584

		366,302,298

RETAIL — 2.69%
Costco Wholesale Corp.
2.15%, 05/18/21 (Call 04/18/21)[a]	3,651	3,584,682
2.30%, 05/18/22 (Call 04/18/22)[a]	3,007	2,925,198
2.75%, 05/18/24 (Call 03/18/24)	12,635	12,320,948
3.00%, 05/18/27 (Call 02/18/27)[a]	10,836	10,482,949
Home Depot Inc. (The)
2.00%, 04/01/21 (Call 03/01/21)[a]	17,135	16,744,634
2.13%, 09/15/26 (Call 06/15/26)[a]	18,173	16,369,204
2.63%, 06/01/22 (Call 05/01/22)	9,650	9,520,649
2.70%, 04/01/23 (Call 01/01/23)[a]	13,102	12,857,289
2.80%, 09/14/27 (Call 06/14/27)[a]	15,847	14,944,778
3.00%, 04/01/26 (Call 01/01/26)[a]	20,746	20,098,136

Security	Principal (000s)	Value

3.35%, 09/15/25 (Call 06/15/25)[a]	$18,262	$18,185,332
3.50%, 09/15/56 (Call 03/15/56)[a]	13,157	11,560,574
3.75%, 02/15/24 (Call 11/15/23)[a]	6,135	6,311,829
3.90%, 06/15/47 (Call 12/15/46)[a]	3,460	3,399,606
4.20%, 04/01/43 (Call 10/01/42)[a]	8,263	8,481,554
4.25%, 04/01/46 (Call 10/01/45)[a]	15,991	16,558,853
4.40%, 04/01/21 (Call 01/01/21)[a]	11,602	12,130,120
4.40%, 03/15/45 (Call 09/15/44)	11,817	12,505,200
4.88%, 02/15/44 (Call 08/15/43)	13,255	14,963,501
5.88%, 12/16/36[a]	34,752	44,406,815
5.95%, 04/01/41 (Call 10/01/40)[a]	14,962	19,154,269
Lowe’s Companies Inc.
2.50%, 04/15/26 (Call 01/15/26)[a]	16,686	15,405,289
3.10%, 05/03/27 (Call 02/03/27)[a]	20,470	19,594,781
3.12%, 04/15/22 (Call 01/15/22)	3,500	3,527,561
3.38%, 09/15/25 (Call 06/15/25)	9,756	9,628,950
3.70%, 04/15/46 (Call 10/15/45)	20,150	18,644,392
4.05%, 05/03/47 (Call 11/03/46)[a]	16,870	16,719,729
4.38%, 09/15/45 (Call 03/15/45)[a]	6,942	7,193,347
4.65%, 04/15/42 (Call 10/15/41)[a]	8,169	8,793,478
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)[a]	9,371	8,728,355
McDonald’s Corp.
2.63%, 01/15/22[a]	17,241	16,946,310
3.50%, 03/01/27 (Call 12/01/26)[a]	14,639	14,402,440

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

3.70%, 01/30/26 (Call 10/30/25)[a]	$20,554	$20,586,681
4.70%, 12/09/35 (Call 06/09/35)[a]	8,015	8,568,570
4.88%, 12/09/45 (Call 06/09/45)[a]	22,619	24,515,574
6.30%, 10/15/37[a]	11,344	14,456,024
6.30%, 03/01/38[a]	9,977	12,710,724
Starbucks Corp.
2.10%, 02/04/21 (Call 01/04/21)[a]	5,935	5,825,385
3.10%, 03/01/23 (Call 02/01/23)	5,000	4,990,950
3.50%, 03/01/28 (Call 12/01/27)	5,000	4,963,700
3.85%, 10/01/23 (Call 07/01/23)[a]	14,304	14,874,771
Target Corp.
2.50%, 04/15/26[a]	18,000	16,704,428
2.90%, 01/15/22[a]	7,185	7,190,326
3.50%, 07/01/24[a]	8,778	8,920,331
3.63%, 04/15/46[a]	11,847	10,817,263
3.90%, 11/15/47 (Call 05/15/47)	9,855	9,419,601
4.00%, 07/01/42[a]	16,256	15,886,345
TJX Companies Inc. (The)
2.25%, 09/15/26 (Call 06/15/26)[a]	21,511	19,440,756
2.75%, 06/15/21 (Call 04/15/21)[a]	504	503,476
Walgreen Co.
3.10%, 09/15/22[a]	17,947	17,632,260
Walgreens Boots Alliance Inc.
3.30%, 11/18/21 (Call 09/18/21)[a]	18,284	18,324,088
3.45%, 06/01/26 (Call 03/01/26)[a]	22,058	20,866,566
3.80%, 11/18/24 (Call 08/18/24)[a]	25,521	25,305,738
4.80%, 11/18/44 (Call 05/18/44)[a]	17,178	17,074,953
Walmart Inc.
2.35%, 12/15/22 (Call 11/15/22)[a]	18,519	18,009,894

Security	Principal (000s)	Value

2.55%, 04/11/23 (Call 01/11/23)[a]	$27,049	$26,475,096
2.65%, 12/15/24 (Call 10/15/24)	18,294	17,753,553
3.30%, 04/22/24 (Call 01/22/24)	16,406	16,576,056
3.63%, 12/15/47 (Call 06/15/47)[a]	16,981	16,486,596
4.00%, 04/11/43 (Call 10/11/42)	2,507	2,590,704
4.30%, 04/22/44 (Call 10/22/43)[a]	4,832	5,211,542
5.25%, 09/01/35	16,463	19,723,856
5.63%, 04/01/40	5,037	6,404,078
5.63%, 04/15/41	17,701	22,640,777
5.88%, 04/05/27	1,302	1,543,716

		880,085,130

SEMICONDUCTORS — 1.97%
Analog Devices Inc.
3.50%, 12/05/26 (Call 09/05/26)[a]	11,123	10,850,428
3.90%, 12/15/25 (Call 09/15/25)	11,203	11,329,396
Applied Materials Inc.
3.30%, 04/01/27 (Call 01/01/27)[a]	13,500	13,198,584
4.30%, 06/15/21[a]	8,651	9,069,926
4.35%, 04/01/47 (Call 10/01/46)[a]	12,174	12,685,942
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.65%, 01/15/23 (Call 12/15/22)[a]	11,522	10,926,140
3.00%, 01/15/22 (Call 12/15/21)	54,592	53,347,805
3.13%, 01/15/25 (Call 11/15/24)	21,247	19,937,547
3.50%, 01/15/28 (Call 10/15/27)	19,315	17,891,316
3.63%, 01/15/24 (Call 11/15/23)	26,462	25,841,294
3.88%, 01/15/27 (Call 10/15/26)	65,689	63,041,674

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

Intel Corp.
2.35%, 05/11/22 (Call 04/11/22)[a]	$8,539	$8,344,199
2.60%, 05/19/26 (Call 02/19/26)	17,090	16,083,698
2.70%, 12/15/22[a]	15,682	15,469,426
2.88%, 05/11/24 (Call 03/11/24)[a]	19,118	18,692,179
3.10%, 07/29/22[a]	16,732	16,839,583
3.15%, 05/11/27 (Call 02/11/27)[a]	14,194	13,840,929
3.30%, 10/01/21[a]	16,077	16,372,540
3.70%, 07/29/25 (Call 04/29/25)[a]	27,121	27,689,882
3.73%, 12/08/47 (Call 06/08/47)[b]	43,904	42,063,487
4.00%, 12/15/32[a]	10,531	10,937,101
4.10%, 05/19/46 (Call 11/19/45)[a]	16,692	17,017,788
4.10%, 05/11/47 (Call 11/11/46)[a]	16,636	16,972,501
NVIDIA Corp.
2.20%, 09/16/21 (Call 08/16/21)[a]	15,993	15,546,637
3.20%, 09/16/26 (Call 06/16/26)[a]	8,436	8,173,483
QUALCOMM Inc.
2.60%, 01/30/23 (Call 12/30/22)[a]	21,057	20,039,227
2.90%, 05/20/24 (Call 03/20/24)[a]	29,743	28,124,609
3.00%, 05/20/22[a]	18,829	18,446,502
3.25%, 05/20/27 (Call 02/20/27)[a]	26,040	24,356,644
3.45%, 05/20/25 (Call 02/20/25)[a]	16,501	15,986,966
4.30%, 05/20/47 (Call 11/20/46)[a]	17,813	16,457,933
4.65%, 05/20/35 (Call 11/20/34)	16,064	16,292,920
4.80%, 05/20/45 (Call 11/20/44)[a]	12,623	12,660,095

		644,528,381

Security	Principal (000s)	Value

SOFTWARE — 4.23%
Activision Blizzard Inc.
3.40%, 09/15/26 (Call 06/15/26)[a]	$7,527	$7,304,417
Fidelity National Information Services Inc.
2.25%, 08/15/21 (Call 07/15/21)	9,357	9,069,494
3.00%, 08/15/26 (Call 05/15/26)	15,622	14,560,679
3.50%, 04/15/23 (Call 01/15/23)	2,025	2,028,475
5.00%, 10/15/25 (Call 07/15/25)	6,012	6,443,735
Fiserv Inc.
3.85%, 06/01/25 (Call 03/01/25)	10,719	10,818,321
Microsoft Corp.
1.55%, 08/08/21 (Call 07/08/21)	36,218	34,785,238
2.00%, 11/03/20 (Call 10/03/20)[a]	1,130	1,111,933
2.00%, 08/08/23 (Call 06/08/23)[a]	17,448	16,537,197
2.13%, 11/15/22[a]	2,447	2,364,798
2.38%, 02/12/22 (Call 01/12/22)	19,152	18,775,690
2.38%, 05/01/23 (Call 02/01/23)[a]	2,901	2,810,719
2.40%, 02/06/22 (Call 01/06/22)[a]	16,019	15,720,681
2.40%, 08/08/26 (Call 05/08/26)[a]	52,539	48,746,546
2.65%, 11/03/22 (Call 09/03/22)	2,582	2,544,184
2.70%, 02/12/25 (Call 11/12/24)[a]	30,217	29,144,393
2.88%, 02/06/24 (Call 12/06/23)	29,532	29,016,673
3.13%, 11/03/25 (Call 08/03/25)[a]	33,629	33,174,437
3.30%, 02/06/27 (Call 11/06/26)[a]	52,681	52,202,098
3.45%, 08/08/36 (Call 02/08/36)	28,556	27,663,991

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

3.50%, 02/12/35 (Call 08/12/34)[a]	$31,379	$30,730,333
3.50%, 11/15/42	11,537	10,966,753
3.63%, 12/15/23 (Call 09/15/23)[a]	16,333	16,755,002
3.70%, 08/08/46 (Call 02/08/46)[a]	59,945	58,268,908
3.75%, 02/12/45 (Call 08/12/44)	20,670	20,287,152
3.95%, 08/08/56 (Call 02/08/56)[a]	25,757	25,524,396
4.00%, 02/12/55 (Call 08/12/54)	25,463	25,486,189
4.10%, 02/06/37 (Call 08/06/36)	31,710	33,335,730
4.20%, 11/03/35 (Call 05/03/35)	11,146	11,847,645
4.45%, 11/03/45 (Call 05/03/45)	35,575	38,985,600
4.50%, 10/01/40	10,503	11,547,781
4.50%, 02/06/57 (Call 08/06/56)[a]	21,214	23,188,815
4.75%, 11/03/55 (Call 05/03/55)[a]	16,337	18,576,968
5.20%, 06/01/39	11,309	13,517,945
5.30%, 02/08/41[a]	12,511	15,200,660
Series 30Y
4.25%, 02/06/47 (Call 08/06/46)	34,722	37,003,965
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)[a]	49,529	47,825,153
2.40%, 09/15/23 (Call 07/15/23)[a]	26,537	25,354,065
2.50%, 05/15/22 (Call 03/15/22)[a]	26,846	26,255,082
2.50%, 10/15/22[a]	22,171	21,610,324
2.63%, 02/15/23 (Call 01/15/23)[a]	15,404	15,025,856
2.65%, 07/15/26 (Call 04/15/26)[a]	37,726	35,255,849
2.80%, 07/08/21[a]	7,611	7,592,190
2.95%, 11/15/24 (Call 09/15/24)[a]	30,500	29,631,894

Security	Principal (000s)	Value

2.95%, 05/15/25 (Call 02/15/25)[a]	$34,000	$32,924,784
3.25%, 11/15/27 (Call 08/15/27)[a]	40,012	38,876,059
3.40%, 07/08/24 (Call 04/08/24)[a]	25,246	25,331,031
3.63%, 07/15/23[a]	15,122	15,433,624
3.80%, 11/15/37 (Call 05/15/37)[a]	22,754	22,446,737
3.85%, 07/15/36 (Call 01/15/36)[a]	16,433	16,378,066
3.90%, 05/15/35 (Call 11/15/34)	15,612	15,658,816
4.00%, 07/15/46 (Call 01/15/46)[a]	34,571	34,214,290
4.00%, 11/15/47 (Call 05/15/47)[a]	26,578	26,318,665
4.13%, 05/15/45 (Call 11/15/44)[a]	27,305	27,511,000
4.30%, 07/08/34 (Call 01/08/34)	22,297	23,477,595
4.38%, 05/15/55 (Call 11/15/54)[a]	14,773	15,335,275
4.50%, 07/08/44 (Call 01/08/44)[a]	12,445	13,260,085
5.38%, 07/15/40	29,999	35,934,563
6.13%, 07/08/39[a]	14,060	18,331,580
6.50%, 04/15/38	17,127	23,036,942
VMware Inc.
2.95%, 08/21/22 (Call 07/21/22)[a]	17,233	16,579,635
3.90%, 08/21/27 (Call 05/21/27)[a]	15,996	15,146,361

		1,380,793,062

TELECOMMUNICATIONS — 7.63%
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)	21,532	20,746,140
2.80%, 02/17/21 (Call 01/17/21)[a]	14,419	14,313,979
2.85%, 02/14/23 (Call 01/14/23)[a]	4,784	4,752,616
3.00%, 02/15/22[a]	16,462	16,238,614

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

3.00%, 06/30/22 (Call 04/30/22)	$35,685	$35,065,298
3.20%, 03/01/22 (Call 02/01/22)[a]	17,247	17,129,936
3.40%, 08/14/24 (Call 06/14/24)	3,255	3,234,600
3.40%, 05/15/25 (Call 02/15/25)[a]	56,431	54,211,693
3.60%, 02/17/23 (Call 12/17/22)[a]	34,369	34,485,559
3.80%, 03/15/22	16,319	16,572,560
3.80%, 03/01/24 (Call 01/01/24)[a]	12,345	12,352,540
3.88%, 08/15/21[a]	18,000	18,365,380
3.90%, 03/11/24 (Call 12/11/23)	20,298	20,416,289
3.90%, 08/14/27 (Call 05/14/27)[a]	27,059	26,862,749
3.95%, 01/15/25 (Call 10/15/24)[a]	17,910	17,876,892
4.10%, 02/15/28 (Call 11/15/27)[b]	40,756	39,948,685
4.13%, 02/17/26 (Call 11/17/25)[a]	34,354	34,330,852
4.25%, 03/01/27 (Call 12/01/26)[a]	20,296	20,330,020
4.30%, 02/15/30 (Call 11/15/29)[a,b]	26,258	25,590,175
4.30%, 12/15/42 (Call 06/15/42)[a]	27,838	25,393,576
4.35%, 06/15/45 (Call 12/15/44)	33,408	29,860,141
4.45%, 05/15/21	11,969	12,420,648
4.45%, 04/01/24 (Call 01/01/24)[a]	22,318	23,050,267
4.50%, 05/15/35 (Call 11/15/34)[a]	30,391	29,253,720
4.50%, 03/09/48 (Call 09/09/47)[a]	50,797	46,190,058
4.55%, 03/09/49 (Call 09/09/48)[a]	29,864	27,290,246
4.75%, 05/15/46 (Call 11/15/45)[a]	37,390	35,312,256

Security	Principal (000s)	Value

4.80%, 06/15/44 (Call 12/15/43)	$30,367	$29,016,233
4.90%, 08/14/37 (Call 02/14/37)[a]	29,190	29,163,402
5.00%, 03/01/21	6,276	6,599,610
5.15%, 03/15/42[a]	7,446	7,479,295
5.15%, 11/15/46 (Call 05/15/46)[a,b]	34,570	34,572,070
5.15%, 02/14/50 (Call 08/14/49)[a]	48,573	48,319,716
5.25%, 03/01/37 (Call 09/01/36)[a]	31,965	33,179,267
5.30%, 08/14/58 (Call 02/14/58)[a]	24,897	24,797,833
5.35%, 09/01/40[a]	22,700	23,448,160
5.45%, 03/01/47 (Call 09/01/46)[a]	18,414	19,158,305
5.55%, 08/15/41[a]	17,684	18,971,335
5.65%, 02/15/47 (Call 08/15/46)[a]	11,025	11,774,409
5.70%, 03/01/57 (Call 09/01/56)[a]	6,827	7,252,069
6.00%, 08/15/40 (Call 05/15/40)[a]	17,133	19,046,340
6.38%, 03/01/41[a]	13,971	16,221,035
British Telecommunications PLC
9.13%, 12/15/30	32,304	46,941,505
Cisco Systems Inc.
1.85%, 09/20/21 (Call 08/20/21)[a]	18,793	18,135,766
2.20%, 02/28/21[a]	24,832	24,387,698
2.20%, 09/20/23 (Call 07/20/23)[a]	2,646	2,521,473
2.50%, 09/20/26 (Call 06/20/26)[a]	19,160	17,877,272
2.95%, 02/28/26[a]	12,524	12,138,283
3.63%, 03/04/24[a]	9,236	9,438,942
5.50%, 01/15/40[a]	26,500	33,001,147
5.90%, 02/15/39[a]	25,748	33,369,817
Deutsche Telekom International Finance BV
8.75%, 06/15/30	41,833	59,666,688

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

Orange SA
4.13%, 09/14/21	$12,114	$12,606,840
5.38%, 01/13/42[a]	13,334	15,253,776
5.50%, 02/06/44 (Call 08/06/43)[a]	9,716	11,264,297
9.00%, 03/01/31[a]	31,536	46,672,656
Rogers Communications Inc.
4.10%, 10/01/23 (Call 07/01/23)[a]	9,077	9,361,490
5.00%, 03/15/44 (Call 09/15/43)[a]	14,112	15,411,334
Telefonica Emisiones SAU
4.10%, 03/08/27[a]	25,403	25,221,165
4.57%, 04/27/23[a]	6,262	6,615,878
5.21%, 03/08/47[a]	26,113	27,418,444
5.46%, 02/16/21[a]	18,615	19,833,812
7.05%, 06/20/36[a]	21,807	27,693,333
Telefonica Europe BV
8.25%, 09/15/30[a]	17,718	24,023,276
Verizon Communications Inc.
1.75%, 08/15/21	10,581	10,126,328
2.45%, 11/01/22 (Call 08/01/22)	15,539	14,965,393
2.63%, 08/15/26[a]	23,425	21,342,143
2.95%, 03/15/22[a]	41,964	41,478,611
3.00%, 11/01/21 (Call 09/01/21)[a]	9,102	9,064,807
3.13%, 03/16/22[a]	26,438	26,287,407
3.38%, 02/15/25	68,320	66,813,394
3.45%, 03/15/21[a]	5,758	5,836,042
3.50%, 11/01/21[a]	15,220	15,388,931
3.50%, 11/01/24 (Call 08/01/24)[a]	38,111	37,750,241
3.85%, 11/01/42 (Call 05/01/42)[a]	12,075	10,503,700
4.13%, 03/16/27[a]	43,195	43,793,458
4.13%, 08/15/46[a]	28,330	25,267,853
4.15%, 03/15/24 (Call 12/15/23)[a]	24,854	25,587,228
4.27%, 01/15/36[a]	37,670	36,363,073
4.40%, 11/01/34 (Call 05/01/34)[a]	36,731	35,889,996
4.50%, 08/10/33[a]	10,563	10,590,276
4.52%, 09/15/48	60,465	57,073,180
4.60%, 04/01/21	17,207	17,995,786

Security	Principal (000s)	Value

4.67%, 03/15/55[a]	$73,555	$68,819,801
4.75%, 11/01/41[a]	7,978	7,941,568
4.81%, 03/15/39[a]	22,496	22,845,646
4.86%, 08/21/46[a]	60,336	60,113,976
5.01%, 04/15/49[a]	43,010	43,493,325
5.01%, 08/21/54[a]	61,486	60,635,759
5.15%, 09/15/23	72,111	78,111,255
5.25%, 03/16/37	39,125	41,536,168
5.50%, 03/16/47[a]	17,573	19,168,103
6.55%, 09/15/43	9,019	11,285,475
Vodafone Group PLC
2.50%, 09/26/22	14,741	14,286,395
2.95%, 02/19/23[a]	24,482	24,035,598
4.38%, 02/19/43[a]	16,884	16,253,906
6.15%, 02/27/37[a]	18,652	22,281,125

		2,492,375,407

TRANSPORTATION — 0.95%
Burlington Northern Santa Fe LLC
3.85%, 09/01/23 (Call 06/01/23)	1,756	1,813,983
3.90%, 08/01/46 (Call 02/01/46)	9,816	9,620,662
4.13%, 06/15/47 (Call 12/15/46)[a]	10,795	10,982,095
4.15%, 04/01/45 (Call 10/01/44)[a]	16,320	16,502,206
4.45%, 03/15/43 (Call 09/15/42)[a]	7,018	7,405,062
4.55%, 09/01/44 (Call 03/01/44)	8,794	9,392,982
4.90%, 04/01/44 (Call 10/01/43)[a]	15,181	16,989,517
5.75%, 05/01/40 (Call 11/01/39)[a]	7,344	9,023,397
Canadian Pacific Railway Co.
6.13%, 09/15/15 (Call 03/15/15)[a]	10,914	13,359,743
CSX Corp.
2.60%, 11/01/26 (Call 08/01/26)[a]	439	400,815
3.25%, 06/01/27 (Call 03/01/27)[a]	10,576	10,108,093
3.80%, 03/01/28 (Call 12/01/27)	10,000	9,950,982

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Security	Principal (000s)	Value

3.80%, 11/01/46 (Call 05/01/46)[a]	$1,890	$1,725,435
4.10%, 03/15/44 (Call 09/15/43)[a]	11,028	10,561,722
4.30%, 03/01/48 (Call 09/01/47)	10,000	9,861,330
FedEx Corp.
3.25%, 04/01/26 (Call 01/01/26)[a]	3,248	3,161,744
4.00%, 01/15/24[a]	7,226	7,450,808
4.05%, 02/15/48 (Call 08/15/47)	10,000	9,379,362
4.40%, 01/15/47 (Call 07/15/46)[a]	17,862	17,708,492
4.55%, 04/01/46 (Call 10/01/45)[a]	17,047	17,269,509
4.75%, 11/15/45 (Call 05/15/45)	11,552	12,031,675
5.10%, 01/15/44	7,299	7,960,821
Union Pacific Corp.
3.80%, 10/01/51 (Call 04/01/51)[a]	13,994	13,317,365
4.16%, 07/15/22 (Call 04/15/22)	5,558	5,807,237
United Parcel Service Inc.
2.45%, 10/01/22[a]	13,447	13,114,160
2.50%, 04/01/23 (Call 03/01/23)	600	581,846
3.05%, 11/15/27 (Call 08/15/27)	15,893	15,228,263
3.13%, 01/15/21[a]	11,915	12,039,446
3.75%, 11/15/47 (Call 05/15/47)[a]	15,263	14,551,283
6.20%, 01/15/38[a]	18,686	24,194,575

		311,494,610
WATER — 0.05%
American Water Capital Corp.
3.75%, 09/01/47 (Call 03/01/47)	14,007	13,447,794
6.59%, 10/15/37	1,037	1,382,323

		14,830,117

TOTAL CORPORATE BONDS & NOTES (Cost: $33,490,821,284)		32,362,276,233

Security	Shares (000s)	Value

SHORT-TERM INVESTMENTS — 10.82%

MONEY MARKET FUNDS — 10.82%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.58%[d,e,f]	3,425,888	$3,426,231,013
BlackRock Cash Funds: Treasury, SL Agency Shares
1.32%[d,e]	107,658	107,657,990

		3,533,889,003

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,533,713,532)		3,533,889,003

TOTAL INVESTMENTS IN SECURITIES — 109.90% (Cost: $37,024,534,816)		35,896,165,236

Other Assets, Less Liabilities — (9.90)%		(3,233,884,839)

NET ASSETS — 100.00%		$32,662,280,397

[a]	All or a portion of this security is on loan.
[b]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

[c]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[d]	Affiliate of the Fund.
[e]	Annualized 7-day yield as of period end.
[f]	All or a portion of this security was purchased with cash collateral received from loaned securities.

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended February 28, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Principal/ shares held at 02/28/17 (000s)	Principal/ shares purchased (000s)		Principal/ shares sold (000s)		Principal/ shares held at 02/28/18 (000s)	Value at 02/28/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional,
SL Agency Shares	2,651,900	773,988	[b]	—		3,425,888	$3,426,231,013	$8,933,002	[c]	$(161,621)	$(740,478)
BlackRock Cash Funds: Treasury,
SL Agency Shares	212,138	—		(104,480)	[b]	107,658	107,657,990	1,499,106		—	—
PNC Bank N.A. 2.15%, 04/29/21	$16,670	$6,675		$(9,014)		$14,331	13,953,359	255,628		(134,241)	(125,436)
2.30%, 06/01/20	9,030	6,850		(15,880)		—	—	62,991		(16,335)	51,307
2.40%, 10/18/19	3,720	—		(3,720)		—	—	1,880		19,172	(33,375)
2.45%, 11/05/20	6,910	4,421		(11,331)		—	—	166,256		(84,632)	67,194
2.45%, 07/28/22	—	1,375		(8)		1,367	1,325,817	13,427		(97)	(43,371)
2.55%, 12/09/21	8,460	8,500		(5,145)		11,815	11,571,759	332,084		(91,476)	(251,768)
2.60%, 07/21/20	7,440	550		(7,990)		—	—	138,222		13,129	(28,418)
2.63%, 02/17/22	—	19,056		(1,334)		17,722	17,366,403	379,429		(20,686)	(455,641)
2.70%, 11/01/22	6,492	16,740		(1,343)		21,889	21,260,576	337,776		(12,744)	(585,978)
2.95%, 01/30/23	12,353	4,313		(4,740)		11,926	11,697,578	332,656		76,807	(280,569)
2.95%, 02/23/25	12,330	4,345		(3,475)		13,200	12,746,573	346,969		(23,747)	(337,275)
3.10%, 10/25/27	—	2,960		(22)		2,938	2,805,908	22,607		(97)	(113,138)
3.25%, 06/01/25	13,240	7,605		(2,405)		18,440	18,083,479	391,078		(2,373)	(573,390)
3.80%, 07/25/23	10,023	2,850		(861)		12,012	12,220,101	323,162		(350)	(278,380)
PNC Financial Services Group Inc. (The) 3.15%, 05/19/27	—	11,720		(8,226)		3,494	3,356,304	196,259		(180,425)	(158,115)
3.30%, 03/08/22	10,229	500		(99)		10,630	10,687,939	281,505		171	(226,932)
3.90%, 04/29/24	10,260	4,035		(6,699)		7,596	7,729,985	231,059		116,089	(269,044)
4.38%, 08/11/20	8,704	—		(8,704)		—	—	159,489		8,396	10,501
5.13%, 02/08/20	5,025	—		(5,025)		—	—	59,751		86,547	(66,686)

							$3,678,694,784	$14,464,336		$(408,513)	$(4,438,992)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]

Includes the Fund’s portion of securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2018

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of February 28, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate bonds & notes	$—	$32,362,276,233	$—	$32,362,276,233
Money market funds	3,533,889,003	—	—	3,533,889,003

Total	$3,533,889,003	$32,362,276,233	$—	$35,896,165,236

See notes to financial statements.

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

iSHARES® TRUST

February 28, 2018

	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$15,509,332,324	$33,341,550,588
Affiliated (Note 2)	3,721,516,722	3,682,984,228

Total cost of investments in securities	$19,230,849,046	$37,024,534,816

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$14,875,312,256	$32,217,470,452
Affiliated (Note 2)	3,721,861,971	3,678,694,784
Cash	9,660,987	24,293
Receivables:
Investment securities sold	3,078,054	35,464,724
Due from custodian (Note 4)	16,798,347	1,469,678
Dividends and interest	245,715,479	326,675,097
Capital shares sold	10,772,574	502,905
Capital shares redeemed	8,000	—

Total Assets	18,883,207,668	36,260,301,933

LIABILITIES
Payables:
Investment securities purchased	92,544,259	166,632,803
Collateral for securities on loan (Note 1)	3,510,925,856	3,425,958,133
Capital shares redeemed	—	1,460,907
Securities related to in-kind transactions (Note 4)	2,613,506	145,620
Investment advisory fees (Note 2)	5,669,114	3,824,073

Total Liabilities	3,611,752,735	3,598,021,536

NET ASSETS	$15,271,454,933	$32,662,280,397

Net assets consist of:
Paid-in capital	$16,631,872,292	$33,780,770,634
Undistributed net investment income	62,019,010	102,140,732
Accumulated net realized loss	(788,761,550)	(92,261,389)
Net unrealized depreciation	(633,674,819)	(1,128,369,580)

NET ASSETS	$15,271,454,933	$32,662,280,397

Shares outstanding[b]	177,300,000	278,900,000

Net asset value per share	$86.13	$117.11

[a]	Securities on loan with values of $3,361,283,974 and $3,277,481,901, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Statements of Operations

iSHARES® TRUST

Year ended February 28, 2018

	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$1,695,537	$1,499,106
Interest — unaffiliated	978,643,794	1,194,867,523
Interest — affiliated (Note 2)	—	4,032,228
Securities lending income — affiliated — net (Note 2)	26,256,146	8,933,002

Total investment income	1,006,595,477	1,209,331,859

EXPENSES
Investment advisory fees (Note 2)	89,108,367	52,238,868
Proxy fees	419,641	683,525

Total expenses	89,528,008	52,922,393

Net investment income	917,067,469	1,156,409,466

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(26,132,028)	11,583,728
Investments — affiliated (Note 2)	158,098	(309,458)
In-kind redemptions — unaffiliated	237,872,825	262,688,840
In-kind redemptions — affiliated (Note 2)	—	(99,055)

Net realized gain	211,898,895	273,864,055

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(570,992,133)	(748,625,142)
Investments — affiliated (Note 2)	(1,286,322)	(4,438,992)

Net change in unrealized appreciation/depreciation	(572,278,455)	(753,064,134)

Net realized and unrealized loss	(360,379,560)	(479,200,079)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$556,687,909	$677,209,387

See notes to financial statements.

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares iBoxx $ High Yield Corporate Bond ETF		iShares iBoxx $ Investment Grade Corporate Bond ETF
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$917,067,469	$913,370,596	$1,156,409,466	$958,129,337
Net realized gain	211,898,895	163,704,895	273,864,055	651,742,555
Net change in unrealized appreciation/depreciation	(572,278,455)	1,590,409,253	(753,064,134)	47,173,262

Net increase in net assets resulting from operations	556,687,909	2,667,484,744	677,209,387	1,657,045,154

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(936,329,183)	(894,276,174)	(1,129,426,920)	(950,827,137)

Total distributions to shareholders	(936,329,183)	(894,276,174)	(1,129,426,920)	(950,827,137)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	20,454,486,063	26,246,586,037	25,559,315,034	25,263,588,527
Cost of shares redeemed	(23,397,888,488)	(24,969,218,372)	(23,683,010,110)	(19,802,911,391)

Net increase (decrease) in net assets from capital share transactions	(2,943,402,425)	1,277,367,665	1,876,304,924	5,460,677,136

INCREASE (DECREASE) IN NET ASSETS	(3,323,043,699)	3,050,576,235	1,424,087,391	6,166,895,153

NET ASSETS
Beginning of year	18,594,498,632	15,543,922,397	31,238,193,006	25,071,297,853

End of year	$15,271,454,933	$18,594,498,632	$32,662,280,397	$31,238,193,006

Undistributed net investment income included in net assets at end of year	$62,019,010	$81,280,724	$102,140,732	$75,158,186

SHARES ISSUED AND REDEEMED
Shares sold	234,300,000	310,500,000	213,200,000	210,900,000
Shares redeemed	(268,100,000)	(295,900,000)	(198,100,000)	(165,500,000)

Net increase (decrease) in shares outstanding	(33,800,000)	14,600,000	15,100,000	45,400,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares iBoxx $ High Yield Corporate Bond ETF
	Year ended Feb. 28, 2018	Year ended Feb. 28, 2017	Year ended Feb. 29, 2016	Year ended Feb. 28, 2015	Year ended Feb. 28, 2014

Net asset value, beginning of year	$88.08	$79.10	$91.71	$94.64	$93.71

Income from investment operations:
Net investment income[a]	4.42	4.64	4.79	4.96	5.58
Net realized and unrealized gain (loss)[b]	(1.92)	8.89	(12.62)	(2.89)	0.98

Total from investment operations	2.50	13.53	(7.83)	2.07	6.56

Less distributions from:
Net investment income	(4.45)	(4.55)	(4.78)	(5.00)	(5.63)

Total distributions	(4.45)	(4.55)	(4.78)	(5.00)	(5.63)

Net asset value, end of year	$86.13	$88.08	$79.10	$91.71	$94.64

Total return	2.87%	17.54%	(8.76)%	2.22%	7.31%

Ratios/Supplemental data:
Net assets, end of year (000s)	$15,271,455	$18,594,499	$15,543,922	$18,021,179	$13,580,859
Ratio of expenses to average net assets	0.49%	0.49%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	5.05%	5.46%	5.60%	5.37%	6.01%
Portfolio turnover rate[c]	17%	13%	11%	11%	11%

[a]	Based on average shares outstanding throughout each period.

[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares iBoxx $ Investment Grade Corporate Bond ETF
	Year ended Feb. 28, 2018	Year ended Feb. 28, 2017	Year ended Feb. 29, 2016	Year ended Feb. 28, 2015	Year ended Feb. 28, 2014

Net asset value, beginning of year	$118.42	$114.80	$121.46	$117.02	$120.06

Income from investment operations:
Net investment income[a]	3.86	3.88	4.00	4.06	4.25
Net realized and unrealized gain (loss)[b]	(1.39)	3.63	(6.70)	4.42	(2.94)

Total from investment operations	2.47	7.51	(2.70)	8.48	1.31

Less distributions from:
Net investment income	(3.78)	(3.89)	(3.96)	(4.04)	(4.35)

Total distributions	(3.78)	(3.89)	(3.96)	(4.04)	(4.35)

Net asset value, end of year	$117.11	$118.42	$114.80	$121.46	$117.02

Total return	2.06%	6.57%	(2.19)%	7.35%	1.19%

Ratios/Supplemental data:
Net assets, end of year (000s)	$32,662,280	$31,238,193	$25,071,298	$22,044,157	$16,898,301
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	3.22%	3.24%	3.44%	3.42%	3.66%
Portfolio turnover rate[c]	10%	11%	13%	9%	6%

[a]	Based on average shares outstanding throughout each period.

[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBoxx $ High Yield Corporate Bond	Diversified
iBoxx $ Investment Grade Corporate Bond	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (Continued)

iSHARES® TRUST

generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of February 28, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of February 28, 2018 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (Continued)

iSHARES® TRUST

investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of February 28, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBoxx $ High Yield Corporate Bond
Barclays Capital Inc.	$609,064,269	$609,064,269	$—
BMO Capital Markets	18,790,453	18,790,453	—
BNP Paribas New York Branch	99,059,381	99,059,381	—
BNP Paribas Prime Brokerage Inc.	9,630,226	9,630,226	—
BNP Paribas Prime Brokerage International Ltd.	46,694,888	46,694,888	—
Citigroup Global Markets Inc.	471,665,321	471,665,321	—
Credit Suisse Securities (USA) LLC	255,555,497	255,555,497	—
Deutsche Bank Securities Inc.	146,639,870	146,639,870	—
Goldman Sachs & Co.	612,171,103	612,171,103	—
HSBC Securities (USA) Inc.	25,994,715	25,994,715	—
Jefferies LLC	17,065,053	17,065,053	—
JPMorgan Securities LLC	335,720,249	335,720,249	—
Merrill Lynch, Pierce, Fenner & Smith	83,067,186	83,067,186	—
Morgan Stanley & Co. LLC	73,616,664	73,616,664	—
MUFG Securities Americas Inc.	906,293	906,293	—
Nomura Securities International Inc.	27,370,076	27,370,076	—
RBC Capital Markets LLC	427,671,486	427,671,486	—
Scotia Capital (USA) Inc.	2,217,966	2,217,966	—
SG Americas Securities LLC	12,068,250	12,068,250	—
State Street Bank & Trust Company	1,679,720	1,679,720	—
UBS Securities LLC	15,439,452	15,439,452	—
Wells Fargo Securities LLC	69,195,856	69,195,856	—

	$3,361,283,974	$3,361,283,974	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBoxx $ Investment Grade Corporate Bond
Barclays Capital Inc.	$ 134,784,716	$ 134,784,716	$—
BMO Capital Markets	55,062,234	55,062,234	—
BNP Paribas New York Branch	105,746,757	105,746,757	—
BNP Paribas Prime Brokerage Inc.	14,858,485	14,858,485	—
BNP Paribas Prime Brokerage International Ltd.	61,867,682	61,867,682	—
Citigroup Global Markets Inc.	263,552,270	263,552,270	—
Credit Suisse Securities (USA) LLC	119,656,580	119,656,580	—
Deutsche Bank Securities Inc.	159,377,869	159,377,869	—
Goldman Sachs & Co.	191,399,812	191,399,812	—
HSBC Securities (USA) Inc.	392,589,106	392,589,106	—
Jefferies LLC	53,184,523	53,184,523	—
JPMorgan Securities LLC	407,662,710	407,662,710	—
Merrill Lynch, Pierce, Fenner & Smith	109,721,186	109,721,186	—
Morgan Stanley & Co. LLC	325,921,220	325,921,220	—
MUFG Securities Americas Inc.	75,692,060	75,692,060	—
Nomura Securities International Inc.	9,974,885	9,974,885	—
RBC Capital Markets LLC	560,300,854	560,300,854	—
RBS Securities Inc.	5,765,594	5,765,594	—
Scotia Capital (USA) Inc.	1,935,724	1,935,724	—
SG Americas Securities LLC	12,050,081	12,050,081	—
State Street Bank & Trust Company	1,398,340	1,398,340	—
UBS Securities LLC	27,234,318	27,234,318	—
Wells Fargo Securities LLC	187,744,895	187,744,895	—

	$3,277,481,901	$3,277,481,901	$—

[a]

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares iBoxx $ High Yield Corporate Bond ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.5000%		First $19 billion
0.4750	[a]	Over $19 billion, up to and including $33 billion
0.4513	[a]	Over $33 billion, up to and including $47 billion
0.4287	[a]	Over $47 billion

a	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

For its investment advisory services to the iShares iBoxx $ Investment Grade Corporate Bond ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.1500%		First $121 billion
0.1425	[a]	Over $121 billion, up to and including $181 billion
0.1354	[a]	Over $181 billion, up to and including $231 billion
0.1287	[a]	Over $231 billion, up to and including $281 billion
0.1222	[a]	Over $281 billion

a	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended February 28, 2018, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
iBoxx $ High Yield Corporate Bond	$7,683,835
iBoxx $ Investment Grade Corporate Bond	3,279,008

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended February 28, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Sales
iBoxx $ High Yield Corporate Bond	$20,084
iBoxx $ Investment Grade Corporate Bond	1,359,786,147

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended February 28, 2018 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
iBoxx $ High Yield Corporate Bond	$—	$—	$3,240,342,667	$3,028,213,411
iBoxx $ Investment Grade Corporate Bond	97,755,671	98,536,640	4,376,217,275	3,257,521,884

In-kind transactions (see Note 4) for the year ended February 28, 2018 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBoxx $ High Yield Corporate Bond	$19,821,965,493	$22,862,475,294
iBoxx $ Investment Grade Corporate Bond	24,357,401,244	23,362,573,520

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Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of February 28, 2018, attributable to the expiration of capital loss carryforwards and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Realized Gain/Accumulated Net Realized Loss
iBoxx $ High Yield Corporate Bond	$236,635,659	$(236,635,659)
iBoxx $ Investment Grade Corporate Bond	251,876,729	(251,876,729)

The tax character of distributions paid during the years ended February 28, 2018 and February 28, 2017 was as follows:

iShares ETF	2018	2017
iBoxx $ High Yield Corporate Bond
Ordinary income	$936,329,183	$894,276,174

iBoxx $ Investment Grade Corporate Bond
Ordinary income	$1,129,426,920	$950,827,137

As of February 28, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
iBoxx $ High Yield Corporate Bond	$66,631,496	$(790,277,051)	$(636,771,804)	$(1,360,417,359)
iBoxx $ Investment Grade Corporate Bond	102,140,732	(86,788,495)	(1,133,842,474)	(1,118,490,237)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the accrual of income on securities in default.

As of February 28, 2018, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
iBoxx $ High Yield Corporate Bond	$790,277,051
iBoxx $ Investment Grade Corporate Bond	86,788,495

For the year ended February 28, 2018, the iShares iBoxx $ Investment Grade Corporate Bond ETF utilized $18,455,658 of its capital loss carryforwards.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of February 28, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iBoxx $ High Yield Corporate Bond	$19,232,274,645	$8,010,815	$(643,111,233)	$(635,100,418)
iBoxx $ Investment Grade Corporate Bond	37,030,007,710	40,635,663	(1,174,478,137)	(1,133,842,474)

Management has analyzed tax laws and regulations and their application to the Funds as of February 28, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of

iShares iBoxx $ High Yield Corporate Bond ETF and

iShares iBoxx $ Investment Grade Corporate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares iBoxx $ High Yield Corporate Bond ETF and iShares iBoxx $ Investment Grade Corporate Bond ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of February 28, 2018, the related statements of operations for the year ended February 28, 2018, the statements of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2018 and each of the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

April 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

OCTOBER 31, 2018

2018 ANNUAL REPORT

    iShares U.S. ETF Trust

▶	iShares Interest Rate Hedged Long-Term Corporate Bond ETF | IGBH | NYSE Arca

Market Overview

iShares U.S. ETF Trust

U.S. Bond Market Overview

The U.S. bond market declined for the 12 months ended October 31, 2018 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -2.05%. The negative return for U.S. bonds was primarily due to a stronger U.S. economy and higher interest rates. Driven in part by the stimulative effect of federal tax reform legislation, the U.S. economy grew by 3% for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Key components of the strengthening economy included the job market, where the unemployment rate declined to its lowest level since December 1969; industrial production, which increased at its sharpest year-over-year pace in nearly eight years; and retail sales, which accelerated for much of the reporting period before slowing in the last two months.

Faster economic growth led to higher inflation, though it remained low by historical standards. As measured by the consumer price index, the year-over-year U.S. inflation rate rose to 2.9% in mid-2018 — its fastest rate in more than six years — before falling back to 2.3% by the end of the reporting period. By comparison, the long-term historical average inflation rate is 3.3%.

In this environment, the U.S. Federal Reserve Bank (“Fed”) continued its efforts to normalize monetary policy. The Fed increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. In addition, the Fed reduced its holdings of U.S. Treasury and mortgage-backed securities by approximately 7% during the reporting period, after quadrupling its holdings in response to the 2008 financial crisis.

Interest rates increased broadly in response to the improving economy and higher inflation. Short-term interest rates increased the most, reflecting the Fed’s actions. For example, the yield of the two-year U.S. Treasury note increased from 1.60% to 2.87% during the reporting period. Longer-term interest rates rose to a lesser degree; the yield of the 30-year U.S. Treasury bond increased from 2.88% to 3.39%. These developments led to the narrowest yield difference, or spread, between short-term and longer-term U.S. Treasury securities in more than 11 years.

Higher interest rates had the most significant impact on U.S. Treasury securities, which typically have greater sensitivity to changes in interest rates compared with other higher-yielding sectors of the bond market. Consequently, the prices of U.S. Treasury bonds declined as interest rates increased during the reporting period. U.S. Treasury inflation-protected securities also declined but to a lesser degree as the inflation rate increased.

Corporate bonds posted mixed returns for the reporting period. Despite the positive economic environment, investment-grade corporate bonds declined the most among the major bond sectors. In addition to higher interest rates, investor concerns about high corporate debt levels, a decline in average credit quality, and relatively high valuations contributed to the weakness in investment-grade corporate bonds. In contrast, high-yield corporate bonds, which have lower credit ratings, performed relatively well, as their higher yields buffered price declines. Strong investor demand for yield, lower issuance levels, and limited interest rate sensitivity contributed to the positive performance of high-yield corporate bonds.

Among securitized bonds, asset-backed securities (bonds backed by credit card receivables, auto loans, and other debt) posted positive returns for the reporting period, benefiting from their higher yields and relatively short maturities. Mortgage-backed securities, both residential and commercial, declined but to a lesser degree than the broader bond market.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Investment Objective

The iShares Interest Rate Hedged Long-Term Corporate Bond ETF (the “Fund”) (formerly the iShares Interest Rate Hedged 10+ Year Credit Bond ETF) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated investment-grade corporate bonds with remaining maturities greater than ten years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares Long-Term Corporate Bond ETF (formerly the iShares 10+ Year Credit Bond ETF). The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	2.66%	3.92%	2.66%	13.44%
Fund Market	2.46	3.91	2.46	13.39
Index(a)	2.96	4.62	2.96	15.94
Bloomberg Barclays U.S. Long Credit Interest Rate Swaps Hedged Index	2.82	4.58	2.82	15.79
ICE Q70A Custom Index(b)	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/22/15. The first day of secondary market trading was 7/23/15.

The Bloomberg Barclays U.S. Long Credit Interest Rate Swaps Hedged Index is an unmanaged index that consists of the Bloomberg Barclays U.S. Long Credit Index plus interest rate swaps that intend to hedge the interest rate exposure of the existing Bloomberg Barclays U.S. Long Credit Index.

The ICE Q70A Custom Index is an unmanaged index that consists of the ICE BofAML 10+ Year US Corporate Index plus interest rate swaps that intend to hedge the interest rate exposure of the ICE BofAML 10+ Year US Corporate Index.

(a)

Reference Index performance through July 31, 2018 reflects the performance of the Bloomberg Barclays U.S. Long Credit Interest Rate Swaps Hedged Index. Index performance beginning on August 1, 2018 reflects the performance of the ICE Q70A Custom Index, which, effective as of August 1, 2018, replaced the Bloomberg Barclays U.S. Long Credit Interest Rate Swaps Hedged Index as the reference index of the Fund. The ICE Q70A Custom Index more accurately reflects the investment strategy of the Fund because the underlying fund traces the ICE BofAML 10+ Year US Corporate Index as of August 1, 2018.

(b)	The inception date of the ICE Q70A Custom Index was December 31, 2017. The cumulative total return of this index for the period December 31, 2017 through October 31, 2018 was 0.85%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

6	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$ 1,000.00	$1,005.30	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

Portfolio Management Commentary

The Fund posted a positive return for the reporting period, as interest rate hedging offset the increase in interest rates and decline in long-term investment-grade corporate bond prices. The interest rate hedge was the largest contributor to the Fund’s return. Increasing interest rates reduce the value of existing bonds, meaning a rise in interest rates typically detracts from bond fund performance. Conversely, falling interest rates usually serve to increase bond prices. An interest rate hedged fund attempts to avoid these fluctuations by offsetting interest rate risk, primarily using interest rate swaps and Treasury futures contracts.

The Fund’s interest rate hedge seeks near-zero interest rate sensitivity. Consequently, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund fluctuated based on direct exposure to the yield premium of long-term corporate bonds.

In terms of the Fund’s underlying securities, industrial bonds, which made upapproximately 62% of the Fund on average during the reporting period, were the largest detractors from the Fund’s return. Within the sector, consumer non-cyclical companies detracted the mostfrom the Fund’s performance, particularly in the pharmaceuticals and food and beverage industries. Global food and beverage companies were negatively affected by currency fluctuations, especially in emerging markets, while pharmaceutical companies were affected by issues ranging from concerns over drug pricing to global regulations for multinational drug manufacturers. The utilities sector also detracted from the Fund’s performance, as Moody’s Investors Service placed a negative outlook on the regulated utilities industry. Bonds issued by energy companies declined despite rising energy prices. Acquisitions in the heavily indebted cable industry and credit downgrades for two large multinational manufacturing companies also detracted from the Fund’s performance in the communications and capital goods industries.

Bonds in the financial sector also detracted significantly from the Fund’s return, driven by weak performance in the banking industry. Banks contended with deposit pricing pressures that could restrict growth in lending profits, as well as trade disputes and rising tariffs that dampened long-term growth expectations.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments(a)
Aaa	3.0%
Aa	6.6
A	36.1
Baa	49.8
Ba	3.3
Not Rated	1.2

ALLOCATION BY MATURITY
Maturity	Percent of Total Investments(a)
5-10 Years	0.2%
10-15 Years	8.8
15-20 Years	21.6
More than 20 Years	69.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 93.1%
iShares Long-Term Corporate Bond ETF(a)(b)	966,877	$53,971,075

Total Investment Companies — 93.1% (Cost: $57,123,639)		53,971,075

Short-Term Investments

Money Market Funds — 17.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(a)(c)(d)	9,059,128	9,060,940
BlackRock Cash Funds Treasury, SL Agency Shares, 2.11%(a)(c)	770,488	770,488

		9,831,428

Total Short-Term Investments — 17.0% (Cost: $9,832,318)		9,831,428

Total Investments in Securities — 110.1% (Cost: $66,955,957)		63,802,503

Other Assets, Less Liabilities — (10.1)%		(5,848,975)

Net Assets — 100.0%		$57,953,528

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17	Shares Purchased		Shares Sold	Shares Held at 10/31/18	Value at 10/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	9,059,128	(b)	—	9,059,128	$9,060,940	$44,026	(c)	$(170)	$(890)
BlackRock Cash Funds: Treasury, SL Agency Shares	13,582	756,906	(b)	—	770,488	770,488	9,160		—	—
iShares Long-Term Corporate Bond ETF	237,854	754,054		(25,031)	966,877	53,971,075	1,275,194		(71,063)	(3,953,188)

						$63,802,503	$1,328,380		$(71,233)	$(3,954,078)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate(a)	Frequency				Value
2.38%	Semi-annual	2.56%	Quarterly	N/A	01/12/23	$(6,356)	$187,848	$166,810	$21,038
2.47	Semi-annual	2.56	Quarterly	N/A	01/12/25	(100)	3,961	3,897	64
1.44	Semi-annual	2.56	Quarterly	N/A	12/08/26	(8,566)	1,088,816	586,100	502,716
3.25	Semi-annual	2.56	Quarterly	N/A	10/18/28	(2,100)	686	371	315
2.34	Semi-annual	2.56	Quarterly	N/A	12/08/36	(25,822)	3,605,549	2,363,712	1,241,837
1.77	Semi-annual	2.56	Quarterly	N/A	12/08/46	(13,647)	4,046,430	3,585,386	461,044
3.33	Semi-annual	2.56	Quarterly	N/A	10/24/48	(3,674)	(2,662)	(32,694)	30,032

							$8,930,628	$6,673,582	$2,257,046

(a)	Represents 3-month LIBOR. Rate shown is the rate in effect as of period-end.

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) October 31, 2018	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$6,706,276	$(32,694)	$2,257,046	$—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Interest Rate Contracts
Assets — Derivative Financial Instruments
Swaps — centrally cleared
Net unrealized appreciation(a)	$2,257,046

(a)

Represents cumulative appreciation (depreciation) of centrally cleared interest rate swaps contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended October 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Interest Rate Contracts
Net Realized Gain (Loss) from:
Swaps	$1,511,712

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$1,469,289

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$38,155,019

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$53,971,075	$—	$—	$53,971,075
Money Market Funds	9,831,428	—	—	9,831,428

	$63,802,503	$—	$—	$63,802,503

Derivative financial instruments(a)
Assets
Swaps	$—	$2,257,046	$—	$2,257,046

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

October 31, 2018

iShares Interest Rate Hedged Long-Term Corporate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$63,802,503
Cash pledged:
Centrally cleared swaps	2,846,000
Receivables:
Securities lending income — Affiliated	15,398
Variation margin on centrally cleared swaps	356,842
Dividends	1,937

Total assets	67,022,680

LIABILITIES
Bank overdraft	2,546
Collateral on securities loaned, at value	9,062,000
Payables:
Investment advisory fees	4,606

Total liabilities	9,069,152

NET ASSETS	$57,953,528

NET ASSETS CONSIST OF:
Paid-in capital	$58,033,894
Accumulated loss	(80,366)

NET ASSETS	$57,953,528

Shares outstanding	2,250,000

Net asset value	$25.76

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$8,797,232
(b) Investments, at cost — Affiliated	$66,955,957

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statement of Operations

Year Ended October 31, 2018

iShares Interest Rate Hedged Long-Term Corporate Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$1,284,354
Interest — Unaffiliated	2,843
Securities lending income — Affiliated — net	44,026

Total investment income	1,331,223

EXPENSES
Investment advisory fees	117,695
Proxy fees	1

Total expenses	117,696

Less:
Investment advisory fees waived	(84,068)

Total expenses after fees waived	33,628

Net investment income	1,297,595

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(71,233)
Swaps	1,511,712

Net realized gain	1,440,479

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(3,954,078)
Swaps	1,469,289

Net change in unrealized appreciation (depreciation)	(2,484,789)

Net realized and unrealized loss	(1,044,310)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$253,285

See notes to financial statements.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Interest Rate Hedged Long-Term Corporate Bond ETF
	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,297,595	$429,980
Net realized gain (loss)	1,440,479	(29,043)
Net change in unrealized appreciation (depreciation)	(2,484,789)	825,105

Net increase in net assets resulting from operations	253,285	1,226,042

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income	(1,132,375)	(352,551)
Return of capital	—	(7,976)

Decrease in net assets resulting from distributions to shareholders	(1,132,375)	(360,527)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	43,246,927	6,296,970

NET ASSETS
Total increase in net assets	42,367,837	7,162,485
Beginning of year	15,585,691	8,423,206

End of year	$57,953,528	$15,585,691

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Prior year distribution character information has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Financial Highlights

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged Long-Term Corporate Bond ETF
					Period From
	Year Ended	Year Ended	Year Ended		07/22/15	(a)
	10/31/18	10/31/17	10/31/16		to 10/31/15

Net asset value, beginning of period	$25.98	$24.07	$24.08		$25.10

Net investment income(b)	1.01	0.91	0.89		0.26
Net realized and unrealized gain (loss)(c)	(0.32)	1.78	(0.28)		(1.09)

Net increase (decrease) from investment operations	0.69	2.69	0.61		(0.83)

Distributions(d)
From net investment income	(0.91)	(0.76)	(0.60)		(0.13)
Return of capital	—	(0.02)	(0.02)		(0.06)

Total distributions	(0.91)	(0.78)	(0.62)		(0.19)

Net asset value, end of period	$25.76	$25.98	$24.07		$24.08

Total Return
Based on net asset value	2.66%	11.36%	2.49	%(e)	(3.19	)%(e)(f)

Ratios to Average Net Assets
Total expenses(g)	0.35%	0.35%	0.35%		0.35	%(h)

Total expenses after fees waived(g)	0.10%	0.10%	0.10%		0.12	%(h)

Net investment income	3.86%	3.62%	3.78%		3.80	%(h)

Supplemental Data
Net assets, end of period (000)	$57,954	$15,586	$8,423		$8,429

Portfolio turnover rate(i)(j)	5%	6%	9%		4	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total returns for the year ended October 31, 2016 and the period ended October 31, 2015 were 2.62% and -3.31%, respectively.

(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Interest Rate Hedged Long-Term Corporate Bond(a)	Diversified

(a)	Formerly the iShares Interest Rate Hedged 10+ Year Credit Bond ETF.

Currently the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedule of investments for the underlying fund should be read in conjunction with the Fund’s financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (continued)

is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2018 and the value of the related cash collateral are disclosed in the statement of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Interest Rate Hedged Long-Term Corporate Bond
JPMorgan Securities LLC	$8,797,232	$8,797,232		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Swaps: Swaps are financial agreements to exchange cash flows in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate swaps are used by the Fund to mitigate the potential impact of interest rates on the performance of the bonds held by the Fund or its underlying fund.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). The Fund enters into centrally cleared swaps.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the schedule of investments and cash deposited is shown as cash pledged for centrally cleared swaps on the statement of assets and liabilities. The daily change in valuation of centrally cleared swaps is recorded as variation margin receivable or payable on centrally cleared swaps in the statement of assets and liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the statement of operations. Upfront payments and receipts are shown as swap premiums paid and swap premiums received in the statement of assets and liabilities and represent compensating factors between the stated terms of the swap agreement and prevailing market conditions (interest rate spreads and other relevant factors), at the time the swap was entered into by the Fund. These upfront payments and receipts are amortized over the term of the contract as a realized gain (loss) in the statement of the operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.35%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2022 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares Long-Term Corporate Bond ETF (“IGLB”), after taking into account any fee waivers by IGLB, plus 0.10%.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (continued)

costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2018, the Fund paid BTC $10,339 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

7.	PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Interest Rate Hedged Long-Term Corporate Bond	$4,337,298	$1,508,261

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Interest Rate Hedged Long-Term Corporate Bond	$40,352,741	$—

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17
Interest Rate Hedged Long-Term Corporate Bond
Ordinary income	$1,132,375	$352,551
Return of capital	—	7,976

	$1,132,375	$360,527

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

	Undistributed	Undistributed	Net Unrealized
iShares ETF	Ordinary Income	Long-Term Capital Gains	Gains (Losses)	(a)	Total
Interest Rate Hedged Long-Term Corporate Bond	$9,750	$897,920	$(988,036)		$(80,366)

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

(a)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

For the year ended October 31, 2018, the Fund utilized $758,135 of its capital loss carryforwards.

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Interest Rate Hedged Long-Term Corporate Bond	$67,047,585	$2,257,046	$(3,245,082)	$(988,036)

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17
iShares ETF	Shares	Amount	Shares	Amount

Interest Rate Hedged Long-Term Corporate Bond
Shares sold	1,650,000	$43,246,927	250,000	$6,296,970

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (continued)

pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income	Return of capital
Interest Rate Hedged Long-Term Corporate Bond	$352,551	$7,976

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and

Shareholders of iShares Interest Rate Hedged Long-Term Corporate Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Interest Rate Hedged Long-Term Corporate Bond ETF (one of the funds constituting iShares U.S. ETF Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2018 and for the period July 22, 2015 (commencement of operations) through October 31, 2015 (hereafter referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the three years in the period ended October 31, 2018 and for the period July 22, 2015 (commencement of operations) through October 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	21

Important Tax Information (unaudited)

For the fiscal year ended October 31, 2018, the Fund hereby designates the following maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Interest Rate Hedged Long-Term Corporate Bond	$876,210

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares Interest Rate Hedged Long-Term Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the prior year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	23

Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Interest Rate Hedged Long-Term Corporate Bond	$0.907750	$—	$—	$0.907750	100%	—%	—%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the date the Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Interest Rate Hedged Long-Term Corporate Bond ETF

Period Covered: July 23, 2015 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than 1.5% and Less than 2.0%	1	0.12%
Greater than 1.0% and Less than 1.5%	8	1.00
Greater than 0.5% and Less than 1.0%	33	4.11
Greater than 0.0% and Less than 0.5%	418	52.06
At NAV	20	2.49
Less than 0.0% and Greater than –0.5%	304	37.86
Less than –0.5% and Greater than –1.0%	17	2.12
Less than –1.0% and Greater than –1.5%	1	0.12
Less than –1.5% and Greater than –2.0%	1	0.12

	803	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	25

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (61)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Mark K. Wiedman(b) (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (69)	Trustee (since 2011); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Charles A. Hurty (75)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (59)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	27

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

LIBOR	London Interbank Offered Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	29

Additional Financial Information

Schedule of Investments (Unaudited)

October 31, 2018

Statement of Assets and Liabilities (Unaudited)

October 31, 2018

Audited Financial Statements

February 28, 2018

iShares Trust

iShares Long-Term Corporate Bond ETF | IGLB | NYSE Arca

Schedule of Investments (unaudited) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.1%
WPP Finance 2010
5.13%, 09/07/42	$130	$121,218
5.63%, 11/15/43	254	249,793

		371,011
Aerospace & Defense — 2.0%
Boeing Co. (The)
3.38%, 06/15/46 (Call 12/15/45)	200	170,149
3.55%, 03/01/38 (Call 09/01/37)(a)	130	119,339
3.65%, 03/01/47 (Call 09/01/46)	200	178,111
3.85%, 11/01/48 (Call 05/01/48)	75	69,401
5.88%, 02/15/40	250	300,070
6.63%, 02/15/38	16	20,661
6.88%, 03/15/39	182	242,132
General Dynamics Corp., 3.60%, 11/15/42 (Call 05/15/42)(a)	300	272,068
Harris Corp.
4.85%, 04/27/35 (Call 10/27/34)	175	177,641
5.05%, 04/27/45 (Call 10/27/44)	200	205,947
6.15%, 12/15/40	100	115,656
Lockheed Martin Corp.
3.60%, 03/01/35 (Call 09/01/34)	350	315,888
3.80%, 03/01/45 (Call 09/01/44)	450	401,193
4.07%, 12/15/42	390	363,657
4.09%, 09/15/52 (Call 03/15/52)	545	492,719
4.50%, 05/15/36 (Call 11/15/35)	250	251,116
4.70%, 05/15/46 (Call 11/15/45)(a)	300	304,096
Series B, 6.15%, 09/01/36(a)	250	293,438
Northrop Grumman Corp.
3.85%, 04/15/45 (Call 10/15/44)	95	82,992
4.03%, 10/15/47 (Call 04/15/47)	675	601,978
4.75%, 06/01/43	300	299,277
5.05%, 11/15/40	100	103,365
Northrop Grumman Systems Corp., 7.75%, 02/15/31	250	326,081
Raytheon Co.
4.20%, 12/15/44 (Call 06/15/44)	100	98,842
4.70%, 12/15/41	250	264,649
4.88%, 10/15/40	137	147,157
Rockwell Collins Inc.
4.35%, 04/15/47 (Call 10/15/46)	400	370,401
4.80%, 12/15/43 (Call 06/15/43)	150	148,242
United Technologies Corp.
3.75%, 11/01/46 (Call 05/01/46)	420	349,500
4.05%, 05/04/47 (Call 11/04/46)	370	323,976
4.13%, 11/16/28 (Call 08/16/28)	500	491,097
4.15%, 05/15/45 (Call 11/16/44)	400	357,025
4.50%, 06/01/42	1,165	1,103,224
4.63%, 11/16/48 (Call 05/16/48)(a)	775	745,542
5.40%, 05/01/35	121	128,278
5.70%, 04/15/40	280	306,093
6.05%, 06/01/36	150	169,351
6.13%, 07/15/38	200	227,608
7.50%, 09/15/29	330	413,908

		11,351,868
Agriculture — 1.2%
Altria Group Inc.
3.88%, 09/16/46 (Call 03/16/46)	425	351,684
4.25%, 08/09/42	375	329,890
4.50%, 05/02/43	350	319,409
5.38%, 01/31/44	500	509,127

Security	Par (000)	Value

Agriculture (continued)
Archer-Daniels-Midland Co.
4.02%, 04/16/43	$349	$324,930
4.54%, 03/26/42	378	380,314
BAT Capital Corp.
4.39%, 08/15/37 (Call 02/15/37)(b)	930	824,335
4.54%, 08/15/47 (Call 02/15/47)(b)	725	631,272
Philip Morris International Inc.
3.88%, 08/21/42	275	234,537
4.13%, 03/04/43	325	286,988
4.25%, 11/10/44	425	382,618
4.38%, 11/15/41	200	182,722
4.50%, 03/20/42	230	216,124
4.88%, 11/15/43(a)	250	245,370
6.38%, 05/16/38	525	606,344
Reynolds American Inc.
5.70%, 08/15/35 (Call 02/15/35)	250	255,477
5.85%, 08/15/45 (Call 02/15/45)	635	652,216
6.15%, 09/15/43	150	158,406
7.25%, 06/15/37	103	122,555

		7,014,318
Apparel — 0.2%
NIKE Inc.
3.38%, 11/01/46 (Call 05/01/46)	255	214,185
3.63%, 05/01/43 (Call 11/01/42)	400	355,253
3.88%,11/01/45 (Call 05/01/45)	225	207,527
VF Corp., 6.45%, 11/01/37	125	153,060

		930,025
Auto Manufacturers — 0.9%
Daimler Finance North America LLC, 8.50%,01/18/31	575	783,955
Ford Motor Co.
4.75%, 01/15/43	500	393,339
5.29%, 12/08/46 (Call 06/08/46)	600	504,119
6.63%, 10/01/28	216	222,163
7.40%, 11/01/46	144	150,954
7.45%, 07/16/31	725	763,015
General Motors Co.
5.00%, 04/01/35	405	353,826
5.15%, 04/01/38 (Call 10/01/37)	400	353,139
5.20%, 04/01/45(a)	330	285,732
5.40%, 04/01/48 (Call 10/01/47)(a)	250	220,782
6.25%, 10/02/43	400	382,816
6.60%, 04/01/36 (Call 10/01/35)	425	434,923
6.75%, 04/01/46 (Call 10/01/45)	340	347,387

		5,196,150
Auto Parts & Equiptment — 0.0%
Aptiv PLC, 4.40%, 10/01/46 (Call 04/01/46)	100	86,709
BorgWarner Inc., 4.38%, 03/15/45 (Call 09/15/44)	185	168,698

		255,407
Banks — 7.8%
Bank of America Corp.
3.95%, 01/23/49 (Call 01/23/48)(a)(c)(d)	675	593,232
4.24%, 04/24/38 (Call 04/24/37)(a)(c)(d)	500	472,467
4.44%, 01/20/48 (Call 01/20/47)(c)(d)	450	428,589
4.88%, 04/01/44	100	100,711
5.00%, 01/21/44	325	332,293
5.88%, 02/07/42	450	513,389
6.11%, 01/29/37	900	1,006,342
7.75%, 05/14/38	675	883,421
Series L, 4.75%, 04/21/45	8	7,864

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Bank of America N.A., 6.00%, 10/15/36	$400	$454,188
Bank of New York Mellon Corp. (The)
3.00%, 10/30/28 (Call 07/30/28)	135	122,182
3.30%, 08/23/29 (Call 05/23/29)	750	693,356
Barclays PLC
4.95%, 01/10/47(a)	500	445,687
5.25%, 08/17/45	500	469,169
BNP Paribas SA, 7.20%, (Call 06/25/37)(b)(c)(d)(e)	200	208,368
Citigroup Inc.
3.88%, 01/24/39 (Call 01/24/38)(c)(d)	100	88,716
4.28%, 04/24/48 (Call 04/24/47)(c)(d)	325	297,955
4.65%, 07/30/45	475	454,251
4.65%, 07/23/48 (Call 06/23/48)	350	337,999
4.75%, 05/18/46	550	512,906
5.30%, 05/06/44	320	322,418
5.88%, 02/22/33	50	54,400
5.88%, 01/30/42	475	536,563
6.00%, 10/31/33	200	219,992
6.13%, 08/25/36	282	309,502
6.63%, 06/15/32	560	650,674
6.68%, 09/13/43	425	500,574
8.13%, 07/15/39	720	1,005,297
Commonwealth Bank of Australia, 4.32%, 01/10/48(a)(b)	550	477,819
Cooperatieve Rabobank UA
5.25%, 05/24/41(a)	645	701,471
5.25%, 08/04/45	291	295,473
5.75%, 12/01/43	350	381,237
Credit Suisse Group Funding Guernsey Ltd., 4.88%, 05/15/45(a)	636	620,142
Fifth Third Bancorp., 8.25%, 03/01/38	405	541,139
First Republic Bank/CA, 4.38%, 08/01/46 (Call 02/01/46)	250	224,432
Goldman Sachs Group Inc. (The)
4.02%, 10/31/38 (Call 10/31/37)(c)(d)	575	512,380
4.41%, 04/23/39 (Call 04/23/38)(c)(d)	650	609,977
4.75%, 10/21/45 (Call 04/21/45)	600	583,797
4.80%, 07/08/44 (Call 01/08/44)	525	512,429
5.15%, 05/22/45	600	587,513
6.25%, 02/01/41	775	899,654
6.45%, 05/01/36	25	28,129
6.75%, 10/01/37(a)	1,750	2,042,724
HSBC Bank USA N.A.
5.63%, 08/15/35	350	376,947
7.00%, 01/15/39	250	311,429
HSBC Holdings PLC
5.25%, 03/14/44(a)	350	350,163
6.10%, 01/14/42	225	261,687
6.50%, 05/02/36	800	917,069
6.50%, 09/15/37	700	807,129
6.80%, 06/01/38	800	949,025
7.63%, 05/17/32	300	371,631
JPMorgan Chase & Co.
3.88%, 07/24/38 (Call 07/24/37)(c)(d)	850	769,115
3.90%, 01/23/49 (Call 01/23/48)(a)(c)(d)	30	25,932
3.96%, 11/15/48 (Call 11/15/47)(c)(d)	825	722,914
4.03%, 07/24/48 (Call 07/24/47)(c)(d)	500	444,311
4.26%, 02/22/48 (Call 02/22/47)(c)(d)	500	460,416
4.85%, 02/01/44	200	201,613
4.95%, 06/01/45(a)	660	667,014
5.40%, 01/06/42	500	540,222
5.50%, 10/15/40	550	604,828

Security	Par (000)	Value

Banks (continued)
5.60%, 07/15/41	$610	$673,741
5.63%, 08/16/43	500	547,682
6.40%, 05/15/38	760	913,839
Lloyds Banking Group PLC
4.34%, 01/09/48	675	560,970
5.30%, 12/01/45	200	192,680
Mitsubishi UFJ Financial Group Inc., 4.29%, 07/26/38	225	219,139
Morgan Stanley
4.30%, 01/27/45	825	759,063
4.38%, 01/22/47	900	839,121
4.46%, 04/22/39 (Call 04/22/38)(c)(d)	500	478,119
6.38%, 07/24/42	550	664,763
7.25%, 04/01/32	600	758,516
Regions Financial Corp., 7.38%, 12/10/37	235	294,939
Royal Bank of Scotland Group PLC, 1.00%, 01/27/30 (Call 01/27/29)(c)(d)	200	195,890
Santander UK Group Holdings PLC, 5.63%, 09/15/45(a)(b)	200	198,643
Standard Chartered PLC, 5.70%, 03/26/44(b)	700	698,614
UBS AG/London, 4.50%, 06/26/48(a)(b)	400	401,416
Wachovia Corp., 5.50%, 08/01/35	500	527,255
Wells Fargo & Co.
3.90%, 05/01/45(a)	600	539,269
4.40%, 06/14/46(a)	750	679,373
4.65%, 11/04/44	765	719,583
4.75%, 12/07/46	875	831,577
4.90%, 11/17/45	600	582,018
5.38%, 02/07/35(a)	465	501,789
5.38%, 11/02/43(a)	635	653,740
5.61%, 01/15/44	750	798,457
Wells Fargo Bank N.A., 6.60%, 01/15/38	250	303,612
Wells Fargo Capital X, 5.95%, 12/01/86	200	209,000

		44,565,074
Beverages — 2.5%
Anheuser-Busch InBev Finance Inc.
4.00%, 01/17/43	315	265,064
4.63%, 02/01/44	425	386,617
4.70%, 02/01/36 (Call 08/01/35)	2,000	1,904,707
4.90%, 02/01/46 (Call 08/01/45)	3,250	3,061,476
Anheuser-Busch InBev Worldwide Inc.
3.75%, 07/15/42	350	284,324
4.38%, 04/15/38 (Call 10/15/37)	240	218,156
4.44%, 10/06/48 (Call 04/06/48)	550	483,752
4.60%, 04/15/48 (Call 10/15/47)(a)	885	796,053
4.75%, 04/15/58 (Call 10/15/57)(a)	350	312,252
4.95%, 01/15/42	550	527,041
8.00%, 11/15/39	236	313,715
8.20%, 01/15/39	350	470,240
Bacardi Ltd., 5.30%, 05/15/48 (Call 11/15/47)(b)	425	395,221
Brown-Forman Corp., 4.50%, 07/15/45 (Call 01/15/45)	118	120,850
Coca-Cola FEMSA SAB de CV, 5.25%, 11/26/43	271	283,024
Constellation Brands Inc.
4.10%, 02/15/48 (Call 08/15/47)	350	294,394
5.25%, 11/15/48 (Call 05/15/48)	40	40,038
Diageo Capital PLC
3.88%, 04/29/43 (Call 10/29/42)	100	93,702
5.88%, 09/30/36	250	290,910
Diageo Investment Corp.
4.25%, 05/11/42(a)	250	247,694
7.45%, 04/15/35	11	14,712
Fomento Economico Mexicano SAB de CV, 4.38%, 05/10/43	200	187,383

2 0 1 8 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
Keurig Dr Pepper Inc.
4.42%, 12/15/46 (Call 06/15/46)	$75	$65,728
4.50%, 11/15/45 (Call 05/15/45)	350	307,558
4.99%, 05/25/38 (Call 11/25/37)(b)	400	385,541
Molson Coors Brewing Co.
4.20%, 07/15/46 (Call 01/15/46)	450	379,962
5.00%, 05/01/42(a)	500	473,883
PepsiCo Inc.
3.45%, 10/06/46 (Call 04/06/46)	540	461,538
3.60%, 08/13/42	200	177,781
4.00%, 03/05/42	207	195,020
4.00%, 05/02/47 (Call 11/02/46)(a)	200	187,965
4.25%, 10/22/44 (Call 04/22/44)	250	243,134
4.45%, 04/14/46 (Call 10/14/45)	300	302,273
4.60%, 07/17/45 (Call 01/17/45)	250	258,414
Pernod Ricard SA, 5.50%, 01/15/42(b)	100	107,468

		14,537,590
Biotechnology — 1.5%
Amgen Inc.
4.40%, 05/01/45 (Call 11/01/44)	940	855,217
4.56%, 06/15/48 (Call 12/15/47)(a)	500	458,276
4.66%, 06/15/51 (Call 12/15/50)	1,385	1,282,356
4.95%, 10/01/41	245	242,317
5.15%, 11/15/41 (Call 05/15/41)	410	421,717
Baxalta Inc., 5.25%, 06/23/45 (Call 12/23/44)	125	125,613
Biogen Inc., 5.20%, 09/15/45 (Call 03/15/45)	505	505,932
Celgene Corp.
4.35%, 11/15/47 (Call 05/15/47)	400	333,612
4.55%, 02/20/48 (Call 08/20/47)	350	301,283
4.63%, 05/15/44 (Call 11/15/43)	500	448,750
5.00%, 08/15/45 (Call 02/15/45)	575	537,670
5.25%, 08/15/43	225	220,762
Gilead Sciences Inc.
4.00%, 09/01/36 (Call 03/01/36)	75	68,485
4.15%, 03/01/47 (Call 09/01/46)(a)	550	487,854
4.50%, 02/01/45 (Call 08/01/44)	450	421,083
4.60%, 09/01/35 (Call 03/01/35)	450	446,957
4.75%, 03/01/46 (Call 09/01/45)(a)	590	570,402
4.80%, 04/01/44 (Call 10/01/43)	635	619,824
5.65%, 12/01/41 (Call 06/01/41)	405	446,996

		8,795,106
Building Materials — 0.4%
Johnson Controls International PLC
4.50%, 02/15/47 (Call 08/15/46)	225	206,655
4.63%, 07/02/44 (Call 01/02/44)(f)	75	70,430
4.95%, 07/02/64 (Call 01/02/64)(f)	332	304,457
5.13%, 09/14/45 (Call 03/14/45)	270	267,791
6.00%, 01/15/36(a)	100	110,712
Martin Marietta Materials Inc., 4.25%, 12/15/47 (Call 06/15/47)	250	200,710
Masco Corp., 4.50%, 05/15/47 (Call 11/15/46)	100	82,770
Owens Corning
4.30%, 07/15/47 (Call 01/15/47)	300	229,973
7.00%, 12/01/36	173	193,071
Vulcan Materials Co.
4.50%, 06/15/47 (Call 12/15/46)	325	272,872
4.70%, 03/01/48 (Call 09/01/47)(b)	175	150,996

		2,090,437

Security	Par (000)	Value

Chemicals — 1.5%
Albemarle Corp., 5.45%, 12/01/44 (Call 06/01/44)	$110	$110,838
Braskem America Finance Co., 7.13%, 07/22/41 (Call 01/22/41)	200	222,250
Dow Chemical Co. (The)
4.25%, 10/01/34 (Call 04/01/34)	390	356,110
4.38%, 11/15/42 (Call 05/15/42)	365	321,855
4.63%, 10/01/44 (Call 04/01/44)(a)	200	183,481
5.25%, 11/15/41 (Call 05/15/41)	300	300,270
7.38%, 11/01/29	210	255,794
9.40%, 05/15/39	180	261,359
Eastman Chemical Co.
4.65%, 10/15/44 (Call 04/15/44)	450	404,936
4.80%, 09/01/42 (Call 03/01/42)	208	192,328
EI du Pont de Nemours & Co.
4.15%, 02/15/43(a)	248	222,525
4.90%, 01/15/41	420	418,487
5.60%, 12/15/36	11	11,721
International Flavors & Fragrances Inc.
4.38%, 06/01/47 (Call 12/01/46)	200	176,067
5.00%, 09/26/48 (Call 03/26/48)	85	83,389
Lubrizol Corp. (The), 6.50%, 10/01/34	120	148,764
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	350	320,062
5.25%, 07/15/43	240	231,183
LyondellBasell Industries NV, 4.63%, 02/26/55 (Call 08/26/54)	390	327,879
Methanex Corp., 5.65%, 12/01/44 (Call 06/01/44)	150	140,647
Mexichem SAB de CV, 5.88%, 09/17/44	200	183,228
Mosaic Co. (The)
5.45%, 11/15/33 (Call 05/15/33)(a)	333	341,342
5.63%, 11/15/43 (Call 05/15/43)	200	198,428
Nutrien Ltd.
4.13%, 03/15/35 (Call 09/15/34)	337	304,169
4.90%, 06/01/43 (Call 12/01/42)	275	260,938
5.25%, 01/15/45 (Call 07/15/44)	4	3,947
5.63%, 12/01/40	200	209,000
5.88%, 12/01/36	101	108,069
6.13%, 01/15/41 (Call 07/15/40)	225	240,791
Praxair Inc., 3.55%, 11/07/42 (Call 05/07/42)	300	268,505
Rohm & Haas Co., 7.85%, 07/15/29	100	125,671
RPM International Inc., 4.25%, 01/15/48 (Call 07/15/47)	150	125,094
Sherwin-Williams Co. (The)
4.00%, 12/15/42 (Call 06/15/42)(a)	200	167,375
4.50%, 06/01/47 (Call 12/01/46)	625	561,045
Syngenta Finance NV, 5.68%, 04/24/48 (Call 10/24/47)	250	213,950
Westlake Chemical Corp.
4.38%, 11/15/47 (Call 05/15/47)	305	259,984
5.00%, 08/15/46 (Call 02/15/46)	225	210,878

		8,472,359
Commercial Services — 1.3%
California Institute of Technology
4.32%, 08/01/45	12	11,970
4.70%, 11/01/11	100	97,930
Cleveland Clinic Foundation (The), 4.86%, 01/01/14	200	199,282
DP World Ltd.
5.63%, 09/25/48	200	188,920
6.85%, 07/02/37(a)(b)	600	668,010
Ecolab Inc.
3.70%, 11/01/46 (Call 05/01/46)	50	43,548
3.95%, 12/01/47 (Call 06/01/47)	430	392,500

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
5.50%, 12/08/41	$66	$74,512
ERAC USA Finance LLC, 7.00%, 10/15/37(b)	1,000	1,221,609
George Washington University (The)
4.87%, 09/15/45	16	17,084
Series 2018, 4.13%, 09/15/48 (Call 03/15/48)	500	482,679
Johns Hopkins University, Series 2013, 4.08%, 07/01/53	11	10,356
Massachusetts Institute of Technology
3.96%, 07/01/38	9	8,806
4.68%, 12/31/99	150	154,024
5.60%, 07/01/11	375	460,041
Moody’s Corp., 5.25%, 07/15/44	250	268,693
Northwestern University, 4.64%, 12/01/44	355	381,397
President and Fellows of Harvard College
3.15%, 07/15/46 (Call 01/15/46)	375	318,333
3.30%, 07/15/56 (Call 01/15/56)	250	205,386
Princeton University, 5.70%, 03/01/39	350	423,763
S&P Global Inc.
4.50%, 05/15/48 (Call 11/15/47)	100	96,806
6.55%, 11/15/37	161	196,271
University of Notre Dame du Lac
Series 2015, 3.44%, 02/15/45	9	8,240
Series 2017, 3.39%, 02/15/48 (Call 08/15/47)	200	178,377
University of Southern California
3.03%, 10/01/39	275	239,233
5.25%, 10/01/11	250	277,399
Verisk Analytics Inc., 5.50%, 06/15/45 (Call 12/15/44)	111	112,306
Western Union Co. (The), 6.20%, 11/17/36	175	172,420
William Marsh Rice University
3.57%, 05/15/45	301	275,524
3.77%, 05/15/55	125	110,469

		7,295,888
Computers — 1.7%
Apple Inc.
3.45%, 02/09/45	425	364,797
3.75%, 09/12/47 (Call 03/12/47)	400	358,885
3.75%, 11/13/47 (Call 05/13/47)(a)	250	224,379
3.85%, 05/04/43(a)	800	735,973
3.85%, 08/04/46 (Call 02/04/46)	550	502,669
4.25%, 02/09/47 (Call 08/09/46)	450	437,255
4.38%, 05/13/45	625	622,616
4.45%, 05/06/44	425	424,815
4.50%, 02/23/36 (Call 08/23/35)	525	545,950
4.65%, 02/23/46 (Call 08/23/45)	1,050	1,083,135
Dell International LLC/EMC Corp.
8.10%, 07/15/36 (Call 01/15/36)(b)	450	507,901
8.35%, 07/15/46 (Call 01/15/46)(a)(b)	650	755,347
Hewlett Packard Enterprise Co.
6.20%, 10/15/35 (Call 04/15/35)	380	377,885
6.35%, 10/15/45 (Call 04/15/45)	465	454,847
HP Inc., 6.00%, 09/15/41	470	463,386
International Business Machines Corp.
4.00%, 06/20/42	600	544,090
4.70%, 02/19/46(a)	250	250,594
5.60%, 11/30/39	360	404,261
5.88%, 11/29/32	241	278,823
Seagate HDD Cayman, 5.75%, 12/01/34 (Call 06/01/34)	150	127,614

		9,465,222

Security	Par (000)	Value
Cosmetics & Personal Care — 0.4%
Colgate-Palmolive Co.
3.70%, 08/01/47 (Call 02/01/47)(a)	$175	$158,748
4.00%, 08/15/45(a)	280	267,473
Estee Lauder Companies Inc. (The)
4.15%, 03/15/47 (Call 09/15/46)	125	121,002
4.38%, 06/15/45 (Call 12/15/44)	350	346,953
6.00%, 05/15/37	180	212,852
Procter & Gamble Co. (The), 3.50%, 10/25/47(a)	450	404,175
Unilever Capital Corp., 5.90%, 11/15/32	425	511,409

		2,022,612
Distribution & Wholesale — 0.1%
WW Grainger Inc.
3.75%, 05/15/46 (Call 11/15/45)	250	215,349
4.20%, 05/15/47 (Call 11/15/46)	150	137,787
4.60%, 06/15/45 (Call 12/15/44)	200	195,067

		548,203
Diversified Financial Services — 1.6%
American Express Co., 4.05%, 12/03/42	370	346,086
Blackstone Holdings Finance Co. LLC, 4.45%, 07/15/45(b)	400	363,161
Brookfield Finance Inc., 4.70%, 09/20/47 (Call 03/20/47)	215	198,186
Carlyle Holdings II Finance LLC, 5.63%, 03/30/43(b)	85	82,058
CME Group Inc.
4.15%, 06/15/48 (Call 12/15/47)	100	95,188
5.30%, 09/15/43 (Call 03/15/43)	100	112,025
Credit Suisse USA Inc., 7.13%, 07/15/32(a)	368	461,477
FMR LLC, 6.50%, 12/14/40(b)	500	603,919
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	3,500	3,079,402
Invesco Finance PLC, 5.38%, 11/30/43	41	43,708
Jefferies Group LLC
6.25%, 01/15/36	100	99,271
6.50%, 01/20/43	225	225,102
Jefferies Group LLC/Jefferies Group Capital Finance Inc., 4.15%, 01/23/30	700	611,462
KKR Group Finance Co. II LLC, 5.50%, 02/01/43 (Call 08/01/42)(b)	500	503,637
Legg Mason Inc., 5.63%, 01/15/44	200	195,549
Mastercard Inc.
3.80%, 11/21/46 (Call 05/21/46)	150	137,988
3.95%, 02/26/48 (Call 08/26/47)	145	136,968
National Rural Utilities Cooperative Finance Corp.
4.02%, 11/01/32 (Call 05/01/32)	50	49,761
4.40%, 11/01/48 (Call 05/01/48)(a)	65	64,430
Series C, 8.00%, 03/01/32	271	367,772
Raymond James Financial Inc., 4.95%, 07/15/46	250	240,651
Visa Inc.
3.65%, 09/15/47 (Call 03/15/47)	275	246,258
4.15%, 12/14/35 (Call 06/14/35)	650	649,297
4.30%, 12/14/45 (Call 06/14/45)	500	494,468

		9,407,824
Electric — 12.3%
Abu Dhabi National Energy Co. PJSC, 4.88%, 04/23/30(b)	800	793,856
AEP Transmission Co. LLC
3.75%, 12/01/47 (Call 06/01/47)	300	264,671
4.00%, 12/01/46 (Call 06/01/46)	150	138,493
4.25%, 09/15/48 (Call 03/15/48)	250	239,023
Alabama Power Co.
3.75%, 03/01/45 (Call 09/01/44)	150	132,484
3.85%, 12/01/42	50	45,078

2 0 1 8 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.15%, 08/15/44 (Call 02/15/44)	$302	$284,263
4.30%, 01/02/46 (Call 07/02/45)	325	314,969
6.00%, 03/01/39	270	318,041
6.13%, 05/15/38	200	236,763
Ameren Illinois Co.
3.70%, 12/01/47 (Call 06/01/47)	225	201,401
4.15%, 03/15/46 (Call 09/15/45)	350	338,381
Appalachian Power Co.
4.40%, 05/15/44 (Call 11/15/43)(a)	11	10,549
4.45%, 06/01/45 (Call 12/01/44)	200	193,033
7.00%, 04/01/38	100	125,649
Series L, 5.80%, 10/01/35	25	27,951
Arizona Public Service Co.
3.75%, 05/15/46 (Call 11/15/45)	275	243,234
4.35%, 11/15/45 (Call 05/15/45)	45	43,856
4.50%, 04/01/42 (Call 10/01/41)	301	301,266
5.05%, 09/01/41 (Call 03/01/41)	125	133,481
Berkshire Hathaway Energy Co.
3.80%, 07/15/48 (Call 01/15/48)(a)	675	584,669
4.45%, 01/15/49 (Call 07/15/48)(a)(b)	575	551,120
4.50%, 02/01/45 (Call 08/01/44)	400	387,732
5.15%, 11/15/43 (Call 05/15/43)	120	126,889
5.95%, 05/15/37	350	406,957
6.13%, 04/01/36	900	1,060,799
Black Hills Corp.
4.20%, 09/15/46 (Call 03/15/46)	150	133,407
4.35%, 05/01/33 (Call 02/01/33)	275	266,598
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	225	200,506
3.95%, 03/01/48 (Call 09/01/47)	140	130,634
4.50%, 04/01/44 (Call 10/01/43)	200	203,553
Cleco Corporate Holdings LLC, 4.97%, 05/01/46 (Call 11/01/45)	150	144,114
Cleveland Electric Illuminating Co. (The), 5.95%, 12/15/36	100	112,579
CMS Energy Corp.
4.70%, 03/31/43 (Call 09/30/42)	100	98,080
4.88%, 03/01/44 (Call 09/01/43)	150	153,679
Comision Federal de Electricidad, 6.13%, 06/16/45(b)	400	389,204
Commonwealth Edison Co.
3.65%, 06/15/46 (Call 12/15/45)	100	88,014
3.70%, 03/01/45 (Call 09/01/44)	200	176,998
3.75%, 08/15/47 (Call 02/15/47)	50	44,540
3.80%, 10/01/42 (Call 04/01/42)	200	180,313
4.00%, 03/01/48 (Call 09/01/47)(a)	500	464,596
4.35%, 11/15/45 (Call 05/15/45)	100	97,702
4.60%, 08/15/43 (Call 02/15/43)	100	103,005
4.70%, 01/15/44 (Call 07/15/43)	200	206,700
Connecticut Light & Power Co. (The), 4.30%, 04/15/44 (Call 10/15/43)	50	50,165
Consolidated Edison Co. of New York Inc.
3.85%, 06/15/46 (Call 12/15/45)	370	334,121
3.95%, 03/01/43 (Call 09/01/42)	300	275,321
4.30%, 12/01/56 (Call 06/01/56)	205	188,003
4.45%, 03/15/44 (Call 09/15/43)	260	257,427
4.50%, 12/01/45 (Call 06/01/45)	207	205,994
4.50%, 05/15/58 (Call 11/15/57)	175	166,885
5.50%, 12/01/39	200	224,555
5.70%, 06/15/40	320	368,147
07-A, 6.30%, 08/15/37	233	282,301
Series 05-A, 5.30%, 03/01/35	100	107,666

Security	Par (000)	Value

Electric (continued)
Series 06-A, 5.85%, 03/15/36	$125	$144,202
Series 06-B, 6.20%, 06/15/36	311	369,594
Series 08-B, 6.75%, 04/01/38	200	252,501
Series 12-A, 4.20%, 03/15/42	8	7,682
Series 2017, 3.88%, 06/15/47 (Call 12/15/46)	210	189,485
Consumers Energy Co.
3.25%, 08/15/46 (Call 02/15/46)	200	166,183
3.95%, 05/15/43 (Call 11/15/42)	75	70,560
3.95%, 07/15/47 (Call 01/15/47)	200	186,805
4.05%, 05/15/48 (Call 11/15/47)	100	95,467
4.35%, 04/15/49 (Call 10/15/48)	100	99,332
Delmarva Power & Light Co., 4.15%, 05/15/45 (Call 11/15/44)	250	235,958
Dominion Energy Inc.
4.70%, 12/01/44 (Call 06/01/44)	75	73,309
7.00%, 06/15/38	230	283,544
Series B, 5.95%, 06/15/35	125	138,562
Series C, 4.05%, 09/15/42 (Call 03/15/42)	400	355,160
Series C, 4.90%, 08/01/41 (Call 02/01/41)	62	61,741
Series E, 6.30%, 03/15/33	275	317,625
Series F, 5.25%, 08/01/33	405	427,106
DTE Electric Co.
3.70%, 03/15/45 (Call 09/15/44)	200	179,016
3.70%, 06/01/46 (Call 12/01/45)	135	119,861
4.05%, 05/15/48 (Call 11/15/47)	90	85,477
4.30%, 07/01/44 (Call 01/01/44)	103	102,641
Series A, 4.00%, 04/01/43 (Call 10/01/42)	208	198,531
DTE Energy Co., 6.38%, 04/15/33	135	157,185
Duke Energy Carolinas LLC
3.70%, 12/01/47 (Call 06/01/47)	250	219,052
3.75%, 06/01/45 (Call 12/01/44)	165	147,015
3.88%, 03/15/46 (Call 09/15/45)	250	227,804
3.95%, 03/15/48 (Call 09/15/47)	250	228,605
4.00%, 09/30/42 (Call 03/30/42)	250	233,393
4.25%, 12/15/41 (Call 06/15/41)	300	289,496
5.30%, 02/15/40	260	288,526
6.00%, 01/15/38	57	67,720
6.05%, 04/15/38	300	358,766
6.10%, 06/01/37	200	235,695
6.45%, 10/15/32	86	105,022
Series A, 6.00%, 12/01/28(a)	16	18,397
Duke Energy Corp.
3.75%, 09/01/46 (Call 03/01/46)	285	243,069
4.80%, 12/15/45 (Call 06/15/45)	201	199,339
Duke Energy Florida LLC
3.40%, 10/01/46 (Call 04/01/46)	230	191,729
3.85%, 11/15/42 (Call 05/15/42)	280	254,806
5.65%, 04/01/40	150	172,775
6.35%, 09/15/37	100	123,417
6.40%, 06/15/38	250	311,976
Duke Energy Indiana LLC
3.75%, 05/15/46 (Call 11/15/45)	100	88,484
6.12%, 10/15/35	250	296,285
6.35%, 08/15/38	46	56,898
6.45%, 04/01/39	300	373,704
Duke Energy Progress LLC
3.70%, 10/15/46 (Call 04/15/46)	250	218,574
4.10%, 05/15/42 (Call 11/15/41)	150	141,004
4.10%, 03/15/43 (Call 09/15/42)	186	175,046
4.15%, 12/01/44 (Call 06/01/44)	300	285,249

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.20%, 08/15/45 (Call 02/15/45)	$250	$237,851
4.38%, 03/30/44 (Call 09/30/43)	300	294,974
6.30%, 04/01/38	250	304,018
El Paso Electric Co.
5.00%, 12/01/44 (Call 06/01/44)(a)	100	98,289
6.00%, 05/15/35(a)	150	165,821
Electricite de France SA
4.75%, 10/13/35 (Call 04/13/35)(a)(b)	625	590,614
4.88%, 01/22/44(b)	1,000	930,661
5.00%, 09/21/48 (Call 03/21/48)	1,000	922,414
Emera U.S. Finance LP, 4.75%, 06/15/46 (Call 12/15/45)	585	547,071
Enel Finance International NV
4.75%, 05/25/47(b)	500	416,021
4.88%, 06/14/29(a)(b)	1,000	935,052
6.00%, 10/07/39(a)(b)	275	276,859
Entergy Louisiana LLC
3.05%, 06/01/31 (Call 03/01/31)	180	161,635
4.00%, 03/15/33 (Call 12/15/32)	500	492,727
4.20%, 09/01/48 (Call 03/01/48)	200	192,946
4.95%, 01/15/45 (Call 01/15/25)	100	97,629
Exelon Corp.
4.45%, 04/15/46 (Call 10/15/45)	450	421,271
4.95%, 06/15/35 (Call 12/15/34)	375	377,936
5.10%, 06/15/45 (Call 12/15/44)	69	70,520
5.63%, 06/15/35	400	430,736
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)	270	267,917
5.75%, 10/01/41 (Call 04/01/41)	20	20,018
6.25%, 10/01/39	325	343,619
FirstEnergy Corp.
Series C, 4.85%, 07/15/47 (Call 01/15/47)	800	779,022
Series C, 7.38%, 11/15/31	600	758,051
Florida Power & Light Co.
3.70%, 12/01/47 (Call 06/01/47)	305	272,835
3.80%, 12/15/42 (Call 06/15/42)	200	184,029
3.95%, 03/01/48 (Call 09/01/47)	105	97,346
4.05%, 06/01/42 (Call 12/01/41)	200	192,184
4.05%, 10/01/44 (Call 04/01/44)	250	239,688
4.13%, 02/01/42 (Call 08/01/41)	225	219,169
4.13%, 06/01/48 (Call 12/01/47)	260	250,888
4.95%, 06/01/35	200	213,468
5.25%, 02/01/41 (Call 08/01/40)	200	223,806
5.65%, 02/01/37	96	110,684
5.69%, 03/01/40(a)	124	145,817
5.95%, 02/01/38	350	421,173
Georgia Power Co.
4.30%, 03/15/42	550	502,564
4.30%, 03/15/43	246	225,540
Series 10-C, 4.75%, 09/01/40	263	256,547
Iberdrola International BV, 6.75%, 07/15/36	150	175,826
Indiana Michigan Power Co.
4.25%, 08/15/48 (Call 02/15/48)	250	239,612
6.05%, 03/15/37	105	122,099
Series K, 4.55%, 03/15/46 (Call 09/15/45)	150	148,361
Series L, 3.75%, 07/01/47 (Call 01/01/47)	250	220,855
Interstate Power & Light Co.
3.70%, 09/15/46 (Call 03/15/46)	325	281,390
6.25%, 07/15/39	5	6,055
ITC Holdings Corp., 5.30%, 07/01/43 (Call 01/01/43)	75	81,074

Security	Par (000)	Value

Electric (continued)
Kansas City Power & Light Co.
4.20%, 03/15/48 (Call 09/15/47)	$225	$209,253
5.30%, 10/01/41 (Call 04/01/41)	195	210,320
Kentucky Utilities Co., 5.13%, 11/01/40 (Call 05/01/40)	314	348,888
MidAmerican Energy Co.
3.65%, 08/01/48 (Call 02/01/48)	340	300,871
4.25%, 05/01/46 (Call 11/01/45)	111	107,424
4.40%, 10/15/44 (Call 04/15/44)	225	224,154
4.80%, 09/15/43 (Call 03/15/43)	200	212,564
5.75%, 11/01/35	11	12,686
6.75%, 12/30/31	11	13,798
Minejesa Capital BV, 5.63%, 08/10/37(b)	500	439,942
Mississippi Power Co., Series 12-A, 4.25%, 03/15/42	250	224,648
National Grid USA, 5.80%, 04/01/35	180	200,427
Nevada Power Co., Series N, 6.65%, 04/01/36	200	251,827
New England Power Co., 3.80%, 12/05/47 (Call 06/05/47)(a)(b)	900	805,841
Northern States Power Co./MN
3.40%, 08/15/42 (Call 02/15/42)(a)	350	304,172
3.60%, 05/15/46 (Call 11/15/45)	50	44,268
4.00%, 08/15/45 (Call 02/15/45)	90	85,583
4.13%, 05/15/44 (Call 11/15/43)	7	6,764
5.35%, 11/01/39	5	5,621
6.25%, 06/01/36	106	129,466
NorthWestern Corp., 4.18%, 11/15/44 (Call 05/15/44)	161	155,109
NSTAR Electric Co.
4.40%, 03/01/44 (Call 09/01/43)	100	99,475
5.50%, 03/15/40	241	272,180
Oglethorpe Power Corp.
4.55%, 06/01/44	500	474,954
5.25%, 09/01/50	25	24,819
5.38%, 11/01/40	175	189,685
5.95%, 11/01/39	5	5,731
Ohio Edison Co., 6.88%, 07/15/36	290	367,168
Ohio Power Co., 4.15%, 04/01/48 (Call 10/01/47)(a)	300	289,302
Oklahoma Gas & Electric Co., 4.15%, 04/01/47 (Call 10/01/46)	200	186,926
Oncor Electric Delivery Co. LLC
3.80%, 09/30/47 (Call 03/30/47)	100	91,561
4.55%, 12/01/41 (Call 06/01/41)	150	154,639
5.25%, 09/30/40	305	340,128
5.30%, 06/01/42 (Call 12/01/41)	285	317,753
7.25%, 01/15/33	200	263,600
Pacific Gas & Electric Co.
3.95%, 12/01/47 (Call 06/01/47)	300	241,759
4.00%, 12/01/46 (Call 06/01/46)	150	121,950
4.25%, 03/15/46 (Call 09/15/45)	11	9,341
4.30%, 03/15/45 (Call 09/15/44)	50	42,880
4.60%, 06/15/43 (Call 12/15/42)	13	11,675
4.75%, 02/15/44 (Call 08/15/43)	175	159,254
5.13%, 11/15/43 (Call 05/15/43)	345	330,734
5.40%, 01/15/40	350	349,596
5.80%, 03/01/37	225	235,994
6.05%, 03/01/34(a)	1,300	1,391,980
6.25%, 03/01/39	400	430,374
6.35%, 02/15/38	50	54,376
PacifiCorp
4.10%, 02/01/42 (Call 08/01/41)	95	90,019
4.13%, 01/15/49 (Call 07/15/48)(a)	250	235,982
6.00%, 01/15/39	350	419,636

2 0 1 8 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
6.10%, 08/01/36(a)	$105	$125,743
6.25%, 10/15/37	50	61,277
6.35%, 07/15/38	150	184,547
PECO Energy Co.
3.90%, 03/01/48 (Call 09/01/47)	250	230,036
4.15%, 10/01/44 (Call 04/01/44)	200	189,607
5.95%, 10/01/36	111	132,217
Perusahaan Listrik Negara PT, 6.15%, 05/21/48(a)(b)	1,000	972,994
Potomac Electric Power Co.
4.15%, 03/15/43 (Call 09/15/42)	116	110,890
6.50%, 11/15/37	175	215,887
PPL Capital Funding Inc.
4.00%, 09/15/47 (Call 03/15/47)	250	217,014
4.70%, 06/01/43 (Call 12/01/42)	50	48,468
5.00%, 03/15/44 (Call 09/15/43)	300	301,909
PPL Electric Utilities Corp.
3.95%, 06/01/47 (Call 12/01/46)	200	185,376
4.15%, 06/15/48 (Call 12/15/47)	205	197,869
6.25%, 05/15/39	161	196,909
Progress Energy Inc., 7.75%, 03/01/31	359	464,703
PSEG Power LLC, 8.63%, 04/15/31	200	257,905
Public Service Co. of Colorado
3.60%, 09/15/42 (Call 03/15/42)	200	178,591
3.80%, 06/15/47 (Call 12/15/46)	300	274,318
4.10%, 06/15/48 (Call 12/15/47)	250	242,726
4.30%, 03/15/44 (Call 09/15/43)	150	146,434
4.75%, 08/15/41 (Call 02/15/41)	5	5,093
6.50%, 08/01/38	100	126,404
Series 17, 6.25%, 09/01/37	60	73,666
Public Service Co. of Oklahoma, Series G, 6.63%, 11/15/37	50	61,196
Public Service Electric & Gas Co.
3.60%, 12/01/47 (Call 06/01/47)	220	192,757
3.65%, 09/01/42 (Call 03/01/42)	75	67,855
3.80%, 03/01/46 (Call 09/01/45)	225	206,879
3.95%, 05/01/42 (Call 11/01/41)	250	234,670
4.05%, 05/01/48 (Call 11/01/47)	155	147,068
4.15%, 11/01/45 (Call 05/01/45)	25	23,801
5.50%, 03/01/40	50	57,414
5.80%, 05/01/37	150	174,640
Puget Sound Energy Inc.
4.30%, 05/20/45 (Call 11/20/44)	111	108,718
5.64%, 04/15/41 (Call 10/15/40)	235	271,606
5.76%, 10/01/39	200	230,441
5.80%, 03/15/40	56	65,356
6.27%, 03/15/37	5	6,063
San Diego Gas & Electric Co.
4.15%, 05/15/48 (Call 11/15/47)	100	94,388
4.50%, 08/15/40	100	100,232
6.00%, 06/01/39	163	193,271
Series RRR, 3.75%, 06/01/47 (Call 12/01/46)	200	177,240
Saudi Electricity Global Sukuk Co. 3, 5.50%, 04/08/44(b)	600	606,312
Sempra Energy
3.80%, 02/01/38 (Call 08/01/37)	900	784,086
4.00%, 02/01/48 (Call 08/01/47)	500	434,873
6.00%, 10/15/39	425	477,582
South Carolina Electric & Gas Co.
4.10%, 06/15/46 (Call 12/15/45)	250	221,770
4.35%, 02/01/42 (Call 08/01/41)	100	94,200
4.50%, 06/01/64 (Call 12/01/63)	250	215,750
4.60%, 06/15/43 (Call 12/15/42)	116	111,851

Security	Par (000)	Value

Electric (continued)
5.10%, 06/01/65 (Call 12/01/64)(a)	$190	$182,638
5.30%, 05/15/33	5	5,221
5.45%, 02/01/41 (Call 08/01/40)	35	37,525
6.05%, 01/15/38	248	276,800
Southern California Edison Co.
4.00%, 04/01/47 (Call 10/01/46)	400	364,646
4.05%, 03/15/42 (Call 09/15/41)	95	87,212
4.50%, 09/01/40 (Call 03/01/40)	48	47,310
4.65%, 10/01/43 (Call 04/01/43)	200	201,619
5.50%, 03/15/40	217	239,479
5.63%, 02/01/36	150	166,835
6.00%, 01/15/34	266	304,981
6.05%, 03/15/39	150	175,095
6.65%, 04/01/29	250	292,284
Series 04-G, 5.75%, 04/01/35	105	117,451
Series 05-E, 5.35%, 07/15/35	150	161,223
Series 06-E, 5.55%, 01/15/37	355	391,874
Series 08-A, 5.95%, 02/01/38	150	172,314
Series 13-A, 3.90%, 03/15/43 (Call 09/15/42)	205	183,407
Series C, 3.60%, 02/01/45 (Call 08/01/44)	200	168,571
Southern Co. (The)
4.25%, 07/01/36 (Call 01/01/36)	250	233,002
4.40%, 07/01/46 (Call 01/01/46)	300	275,642
Southern Power Co.
5.15%, 09/15/41	325	319,636
5.25%, 07/15/43	50	49,284
Southwestern Electric Power Co.
6.20%, 03/15/40	150	171,890
Series J, 3.90%, 04/01/45 (Call 10/01/44)	300	263,425
Series L, 3.85%, 02/01/48 (Call 08/01/47)	100	85,872
Southwestern Public Service Co.
3.40%, 08/15/46 (Call 02/15/46)	360	302,358
3.70%, 08/15/47 (Call 02/15/47)	250	224,168
4.50%, 08/15/41 (Call 02/15/41)	100	101,311
Series 6, 4.40%, 11/15/48 (Call 05/15/48)	250	244,122
State Grid Overseas Investment 2016 Ltd., 4.00%, 05/04/47(b)	500	452,799
Tampa Electric Co.
4.10%, 06/15/42 (Call 12/15/41)	75	69,285
4.20%, 05/15/45 (Call 11/15/44)	250	232,231
4.35%, 05/15/44 (Call 11/15/43)	150	142,089
4.45%, 06/15/49 (Call 12/15/48)	150	144,210
Toledo Edison Co. (The), 6.15%, 05/15/37	200	235,679
TransAlta Corp., 6.50%, 03/15/40	100	97,740
Union Electric Co.
3.90%, 09/15/42 (Call 03/15/42)	250	233,293
8.45%, 03/15/39	111	162,461
Virginia Electric & Power Co.
4.00%, 01/15/43 (Call 07/15/42)	116	107,755
4.45%, 02/15/44 (Call 08/15/43)	150	147,777
8.88%, 11/15/38	400	601,930
Series A, 6.00%, 05/15/37	50	59,109
Series B, 4.20%, 05/15/45 (Call 11/15/44)	7	6,622
Series B, 6.00%, 01/15/36	250	292,031
Series D, 4.65%, 08/15/43 (Call 02/15/43)	71	72,012
Westar Energy Inc.
4.10%, 04/01/43 (Call 10/01/42)	5	4,745
4.13%, 03/01/42 (Call 09/01/41)	300	289,869
4.25%, 12/01/45 (Call 06/01/45)	200	192,968
4.63%, 09/01/43 (Call 03/01/43)	105	105,112

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Wisconsin Electric Power Co., 4.30%, 10/15/48 (Call 04/15/48)(a)	$120	$116,581
Wisconsin Power & Light Co., 6.38%, 08/15/37	225	275,674
Wisconsin Public Service Corp., 4.75%, 11/01/44 (Call 05/01/44)	205	214,330
Xcel Energy Inc., 6.50%, 07/01/36	100	123,565

		70,218,231
Electronics — 0.2%
Corning Inc.
4.38%, 11/15/57 (Call 05/15/57)	250	203,194
4.70%, 03/15/37	50	46,993
4.75%, 03/15/42(a)	100	93,791
5.35%, 11/15/48	100	99,804
5.75%, 08/15/40	200	213,892
Fortive Corp., 4.30%, 06/15/46 (Call 12/15/45)	225	206,461
Honeywell International Inc., 3.81%, 11/21/47 (Call 05/21/47)	250	231,387
Tyco Electronics Group SA, 7.13%, 10/01/37	200	257,429

		1,352,951
Engineering & Construction — 0.2%
Mexico City Airport Trust, 5.50%, 07/31/47 (Call 01/31/47)(a)(b)	1,200	960,000

Environmental Control — 0.1%
Republic Services Inc., 5.70%, 05/15/41 (Call 11/15/40)	30	33,507
Waste Management Inc.
3.90%, 03/01/35 (Call 09/01/34)	250	235,472
4.10%, 03/01/45 (Call 09/01/44)	275	259,690

		528,669
Food — 2.0%
Ahold Finance USA LLC, 6.88%, 05/01/29	11	12,664
Campbell Soup Co.
3.80%, 08/02/42	56	41,379
4.80%, 03/15/48 (Call 09/15/47)(a)	355	301,100
Conagra Brands Inc.
5.30%, 11/01/38 (Call 05/01/38)	600	581,119
7.00%, 10/01/28	150	173,411
8.25%, 09/15/30	100	127,025
General Mills Inc.
4.15%, 02/15/43 (Call 08/15/42)	5	4,271
4.55%, 04/17/38 (Call 10/17/37)	250	229,515
4.70%, 04/17/48 (Call 10/17/47)(a)	200	182,027
5.40%, 06/15/40	165	164,484
Grupo Bimbo SAB de CV, 4.70%, 11/10/47 (Call 05/10/47)	200	175,450
Hershey Co. (The), 3.38%, 08/15/46 (Call 02/15/46)	100	84,452
Ingredion Inc., 6.63%, 04/15/37	50	60,097
JM Smucker Co. (The)
4.25%, 03/15/35	400	365,009
4.38%, 03/15/45	100	89,024
Kellogg Co.
4.50%, 04/01/46(a)	225	201,309
Series B, 7.45%, 04/01/31	320	397,023
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40	400	420,863
Kraft Heinz Foods Co.
4.38%, 06/01/46 (Call 12/01/45)	1,210	1,006,723
4.63%, 01/30/29 (Call 10/30/28)	750	731,503
5.00%, 07/15/35 (Call 01/15/35)	400	379,066
5.00%, 06/04/42	500	458,419
5.20%, 07/15/45 (Call 01/15/45)	325	305,200

Security	Par (000)	Value

Food (continued)
6.50%, 02/09/40	$400	$433,986
6.88%, 01/26/39	405	458,766
Kroger Co. (The)
3.88%, 10/15/46 (Call 04/15/46)	250	198,573
4.45%, 02/01/47 (Call 08/01/46)(a)	215	187,476
5.00%, 04/15/42 (Call 10/15/41)	100	94,148
5.15%, 08/01/43 (Call 02/01/43)	325	312,196
5.40%, 07/15/40 (Call 01/15/40)	200	198,604
6.90%, 04/15/38	300	346,005
7.50%, 04/01/31	150	179,532
McCormick & Co. Inc./MD, 4.20%, 08/15/47 (Call 02/15/47)	200	180,575
Mondelez International Inc., 4.63%, 05/07/48 (Call 11/07/47)	275	256,450
Nestle Holdings Inc.
3.90%, 09/24/38 (Call 03/24/38)(a)(b)	250	236,725
4.00%, 09/24/48 (Call 03/24/48)	500	467,903
Sysco Corp.
4.45%, 03/15/48 (Call 09/15/47)	150	139,874
4.50%, 04/01/46 (Call 10/01/45)	296	277,274
4.85%, 10/01/45 (Call 04/01/45)	100	98,492
5.38%, 09/21/35	150	160,552
Tyson Foods Inc.
4.88%, 08/15/34 (Call 02/15/34)	400	392,250
5.10%, 09/28/48 (Call 03/23/48)	45	43,871
5.15%, 08/15/44 (Call 02/15/44)	325	321,486

		11,475,871
Forest Products & Paper — 0.5%
Celulosa Arauco y Constitucion SA, 5.50%, 11/02/47 (Call 05/02/47)	200	192,500
Georgia-Pacific LLC
7.75%, 11/15/29	335	436,619
8.88%, 05/15/31	189	270,854
International Paper Co.
4.35%, 08/15/48 (Call 02/15/48)	250	214,191
4.40%, 08/15/47 (Call 02/15/47)(a)	400	343,935
4.80%, 06/15/44 (Call 12/15/43)	240	219,277
5.00%, 09/15/35 (Call 03/15/35)	50	48,825
5.15%, 05/15/46 (Call 11/15/45)	175	168,119
6.00%, 11/15/41 (Call 05/15/41)	400	422,315
7.30%, 11/15/39(a)	330	396,702
Suzano Austria GmbH, 7.00%, 03/16/47 (Call 09/16/46)	200	208,600

		2,921,937
Gas — 0.8%
Atmos Energy Corp.
4.13%, 10/15/44 (Call 04/15/44)	400	380,486
4.15%, 01/15/43 (Call 07/15/42)	145	137,755
4.30%, 10/01/48 (Call 04/01/48)	100	97,301
5.50%, 06/15/41 (Call 12/15/40)	5	5,640
Brooklyn Union Gas Co. (The), 4.27%, 03/15/48 (Call 09/15/47)(a)(b)	800	763,996
CenterPoint Energy Resources Corp.
4.10%, 09/01/47 (Call 03/01/47)	165	146,006
5.85%, 01/15/41 (Call 07/15/40)	335	375,455
Dominion Energy Gas Holdings LLC
4.60%, 12/15/44 (Call 06/15/44)	225	216,450
4.80%, 11/01/43 (Call 05/01/43)	115	112,800
NiSource Inc.
3.95%, 03/30/48 (Call 09/30/47)	145	124,848
4.80%, 02/15/44 (Call 08/15/43)	195	191,477
5.25%, 02/15/43 (Call 08/15/42)	475	492,561

2 0 1 8 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas (continued)
5.65%, 02/01/45 (Call 08/01/44)	$276	$297,994
5.95%, 06/15/41 (Call 12/15/40)	200	222,575
ONE Gas Inc., 4.66%, 02/01/44 (Call 08/01/43)	225	232,081
Piedmont Natural Gas Co. Inc., 4.65%, 08/01/43 (Call 02/01/43)	153	154,469
Southern California Gas Co., 3.75%, 09/15/42 (Call 03/15/42)	5	4,493
Southern Co. Gas Capital Corp.
3.95%, 10/01/46 (Call 04/01/46)	250	213,556
4.40%, 06/01/43 (Call 12/01/42)	71	65,932
4.40%, 05/30/47 (Call 11/30/46)	90	82,529
5.88%, 03/15/41 (Call 09/15/40)	325	360,602
Southwest Gas Corp., 3.80%, 09/29/46 (Call 03/29/46)	100	87,869

		4,766,875
Hand & Machine Tools — 0.1%
Snap-On Inc., 4.10%, 03/01/48 (Call 09/01/47)	195	181,732
Stanley Black & Decker Inc.
4.85%, 11/15/48	100	99,494
5.20%, 09/01/40	200	212,767

		493,993
Health Care - Products — 1.7%
Abbott Laboratories
4.75%, 11/30/36 (Call 05/30/36)(a)	685	698,273
4.75%, 04/15/43 (Call 10/15/42)	350	350,316
4.90%, 11/30/46 (Call 05/30/46)	650	669,754
5.30%, 05/27/40	250	265,938
6.00%, 04/01/39	300	345,540
Baxter International Inc., 3.50%, 08/15/46 (Call 02/15/46)	450	363,402
Becton Dickinson and Co.
4.67%, 06/06/47 (Call 12/06/46)	485	455,400
4.69%, 12/15/44 (Call 06/15/44)	500	467,074
5.00%, 11/12/40	100	97,795
Boston Scientific Corp.
7.00%, 11/15/35	130	159,630
7.38%, 01/15/40	150	192,207
Danaher Corp., 4.38%, 09/15/45 (Call 03/15/45)	100	97,433
Koninklijke Philips NV, 5.00%, 03/15/42	419	438,089
Medtronic Inc.
4.38%, 03/15/35	775	771,877
4.50%, 03/15/42 (Call 09/15/41)	86	84,237
4.63%, 03/15/44 (Call 09/15/43)	435	435,061
4.63%, 03/15/45	1,225	1,240,876
5.55%, 03/15/40	370	415,658
6.50%, 03/15/39	100	122,626
Stryker Corp.
4.10%, 04/01/43 (Call 10/01/42)	405	362,132
4.38%, 05/15/44 (Call 11/15/43)	120	110,979
4.63%, 03/15/46 (Call 09/15/45)(a)	180	174,827
Thermo Fisher Scientific Inc.
4.10%, 08/15/47 (Call 02/15/47)	300	269,449
5.30%, 02/01/44 (Call 08/01/43)	250	265,453
Zimmer Biomet Holdings Inc.
4.25%, 08/15/35 (Call 02/15/35)	300	268,534
4.45%, 08/15/45 (Call 02/15/45)	100	89,214
5.75%, 11/30/39(a)	200	209,986

		9,421,760
Health Care - Services — 2.7%
Aetna Inc.
3.88%, 08/15/47 (Call 02/15/47)(a)	250	210,929
4.13%, 11/15/42 (Call 05/15/42)	200	175,108

Security	Par (000)	Value

Health Care - Services (continued)
4.50%, 05/15/42 (Call 11/15/41)	$250	$232,083
4.75%, 03/15/44 (Call 09/15/43)	225	212,514
6.63%, 06/15/36	290	339,964
6.75%, 12/15/37	135	160,823
Anthem Inc.
4.38%, 12/01/47 (Call 06/01/47)	600	542,502
4.55%, 03/01/48 (Call 09/01/47)	475	440,532
4.63%, 05/15/42(a)	500	473,836
4.65%, 01/15/43	420	396,666
4.65%, 08/15/44 (Call 02/15/44)	200	191,262
5.10%, 01/15/44	75	75,257
Ascension Health
3.95%, 11/15/46	608	566,476
4.85%, 11/15/53	11	11,746
Baylor Scott & White Holdings
3.97%, 11/15/46 (Call 05/15/46)	250	228,024
4.19%, 11/15/45 (Call 05/15/45)	166	156,249
Catholic Health Initiatives, 4.35%, 11/01/42	325	285,541
Cigna Corp., 3.88%, 10/15/47 (Call 04/15/47)	450	364,479
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48 (Call 02/01/48)	200	189,949
Dignity Health
4.50%, 11/01/42	100	90,972
5.27%, 11/01/64	100	95,725
Hackensack Meridian Health Inc., 4.21%, 07/01/48 (Call 01/01/48)	50	47,058
Halfmoon Parent Inc.
4.80%, 08/15/38 (Call 02/15/38)(b)	1,000	962,624
4.90%, 12/15/48 (Call 06/15/48)(b)	700	665,306
Humana Inc.
4.63%, 12/01/42 (Call 06/01/42)	235	225,446
4.80%, 03/15/47 (Call 09/15/46)	180	176,741
4.95%, 10/01/44 (Call 04/01/44)	250	251,283
Johns Hopkins Health System Corp. (The), 3.84%, 05/15/46	60	55,508
Kaiser Foundation Hospitals
4.15%, 05/01/47 (Call 11/01/46)	650	618,395
4.88%, 04/01/42	100	107,229
Laboratory Corp. of America Holdings, 4.70%, 02/01/45 (Call 08/01/44)	300	278,479
Mayo Clinic, Series 2013, 4.00%, 11/15/47	11	10,374
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	275	259,137
Series 2015, 4.20%, 07/01/55	300	285,616
Montefiore Medical Center, Series 18-C, 5.25%, 11/01/48	100	95,243
Mount Sinai Hospitals Group Inc., Series 2017, 3.98%, 07/01/48	150	132,860
New York and Presbyterian Hospital (The)
4.02%, 08/01/45	21	19,692
4.06%, 08/01/56	350	324,503
Northwell Healthcare Inc., 3.98%, 11/01/46 (Call 11/01/45)	400	352,785
Providence St Joseph Health Obligated Group, Series I, 3.74%, 10/01/47	250	218,946
Quest Diagnostics Inc., 4.70%, 03/30/45 (Call 09/30/44)	272	255,050
Stanford Health Care, Series 2018, 3.80%, 11/15/48 (Call 05/15/48)	250	227,149
Texas Health Resources, 4.33%, 11/15/55	9	8,739
UnitedHealth Group Inc.
3.75%, 10/15/47 (Call 04/15/47)	200	176,125
3.95%, 10/15/42 (Call 04/15/42)	82	75,304
4.20%, 01/15/47 (Call 07/15/46)	250	236,719

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
4.25%, 03/15/43 (Call 09/15/42)	$425	$407,227
4.25%, 04/15/47 (Call 10/15/46)	275	263,491
4.25%, 06/15/48 (Call 12/15/47)	375	357,449
4.38%, 03/15/42 (Call 09/15/41)	200	195,439
4.63%, 07/15/35	350	359,978
4.63%, 11/15/41 (Call 05/15/41)	100	100,625
4.75%, 07/15/45	800	816,457
5.70%, 10/15/40 (Call 04/15/40)	100	114,748
5.80%, 03/15/36	250	287,403
5.95%, 02/15/41 (Call 08/15/40)	200	235,999
6.50%, 06/15/37	100	123,841
6.63%, 11/15/37	111	139,559
6.88%, 02/15/38	300	388,880

		15,298,044
Home Furnishings — 0.1%
Whirlpool Corp., 4.50%, 06/01/46 (Call 12/01/45)	395	334,584

Household Products & Wares — 0.1%
Kimberly-Clark Corp.
3.20%, 07/30/46 (Call 01/30/46)(a)	200	164,744
3.90%, 05/04/47 (Call 11/04/46)(a)	310	287,256
5.30%, 03/01/41	31	34,560
6.63%, 08/01/37(a)	295	374,635

		861,195
Housewares — 0.1%
Newell Brands Inc.
5.38%, 04/01/36 (Call 10/01/35)	200	179,434
5.50%, 04/01/46 (Call 10/01/45)	550	474,139

		653,573
Insurance — 5.0%
ACE Capital Trust II, 9.70%, 04/01/30	100	139,163
Aflac Inc.
4.00%, 10/15/46 (Call 04/15/46)	250	223,164
4.75%, 01/15/49 (Call 07/15/48)	100	98,513
6.45%, 08/15/40	65	77,375
Alleghany Corp., 4.90%, 09/15/44 (Call 03/15/44)	125	119,695
Allstate Corp. (The)
4.20%, 12/15/46 (Call 06/15/46)	45	42,383
4.50%, 06/15/43	320	316,244
5.35%, 06/01/33(a)	68	74,873
5.55%, 05/09/35	376	422,323
5.95%, 04/01/36	50	58,465
American Financial Group Inc./OH, 4.50%, 06/15/47 (Call 12/15/46)	200	178,631
American International Group Inc.
3.88%, 01/15/35 (Call 07/15/34)	740	634,634
4.38%, 01/15/55 (Call 07/15/54)	300	245,656
4.50%, 07/16/44 (Call 01/16/44)(a)	375	332,315
4.70%, 07/10/35 (Call 01/10/35)	300	282,711
4.75%, 04/01/48 (Call 10/01/47)	325	299,415
4.80%, 07/10/45 (Call 01/10/45)	300	279,129
6.25%, 05/01/36	450	495,110
Aon PLC
4.60%, 06/14/44 (Call 03/14/44)	200	188,425
4.75%, 05/15/45 (Call 11/15/44)	246	236,900
Arch Capital Group U.S. Inc., 5.14%, 11/01/43	220	226,291
Assurant Inc., 6.75%, 02/15/34	100	113,105
AXA Equitable Holdings Inc., 5.00%, 04/20/48 (Call 10/20/47)(b)	550	490,152

Security	Par (000)	Value

Insurance (continued)
AXA SA, 8.60%, 12/15/30	$840	$1,066,800
AXIS Specialty Finance PLC, 5.15%, 04/01/45	75	70,848
Berkshire Hathaway Finance Corp.
4.20%, 08/15/48 (Call 02/15/48)	225	214,533
4.30%, 05/15/43	118	115,136
4.40%, 05/15/42	385	381,443
5.75%, 01/15/40	250	288,565
Berkshire Hathaway Inc., 4.50%, 02/11/43(a)	175	175,925
Brighthouse Financial Inc., 4.70%, 06/22/47 (Call 12/22/46)	425	327,861
Chubb Corp. (The), 6.00%, 05/11/37	210	248,314
Chubb INA Holdings Inc.
4.15%, 03/13/43	350	335,929
4.35%, 11/03/45 (Call 05/03/45)	600	592,175
Everest Reinsurance Holdings Inc., 4.87%, 06/01/44	200	192,785
Farmers Exchange Capital III, 5.45%, 10/15/54 (Call 10/15/34)(b)(c)(d)	60	58,038
Farmers Insurance Exchange, 4.75%, 11/01/57 (Call 11/01/37)(b)(c)(d)	300	264,702
Guardian Life Insurance Co. of America (The), 4.85%, 01/24/77(b)	200	189,158
Hartford Financial Services Group Inc. (The)
4.30%, 04/15/43	14	12,879
4.40%, 03/15/48 (Call 09/15/47)	100	92,812
5.95%, 10/15/36	295	329,317
6.10%, 10/01/41	375	429,572
Liberty Mutual Group Inc., 4.85%, 08/01/44(b)	750	723,222
Lincoln National Corp.
4.35%, 03/01/48 (Call 09/01/47)	400	358,658
6.15%, 04/07/36	175	197,035
6.30%, 10/09/37	16	18,326
7.00%, 06/15/40	100	122,946
Loews Corp.
4.13%, 05/15/43 (Call 11/15/42)	200	181,049
6.00%, 02/01/35	150	168,426
Manulife Financial Corp., 5.38%, 03/04/46	350	374,794
Markel Corp.
4.30%, 11/01/47 (Call 05/01/47)	100	87,398
5.00%, 04/05/46	150	146,854
Marsh & McLennan Companies Inc.
4.20%, 03/01/48 (Call 09/01/47)	235	211,424
4.35%, 01/30/47 (Call 07/30/46)	172	159,945
5.88%, 08/01/33	150	171,529
Massachusetts Mutual Life Insurance Co., 4.50%, 04/15/65(b)	500	450,765
MetLife Inc.
4.05%, 03/01/45	650	582,955
4.13%, 08/13/42	500	454,186
4.60%, 05/13/46 (Call 11/13/45)(a)	375	365,854
4.72%, 12/15/44	300	295,848
4.88%, 11/13/43	475	484,081
5.70%, 06/15/35	550	612,679
6.38%, 06/15/34(a)	100	118,390
6.40%, 12/15/36 (Call 12/15/31)	445	461,465
6.50%, 12/15/32(a)	315	383,978
10.75%, 08/01/69 (Call 08/01/34)	66	100,650
Mutual of Omaha Insurance Co., 6.80%, 06/15/36	75	90,088
Nationwide Financial Services Inc., 5.30%, 11/18/44(b)	350	355,248
Nationwide Mutual Insurance Co., 9.38%, 08/15/39(b)	500	757,832
Northwestern Mutual Life Insurance Co. (The), 6.06%, 03/30/40(a)(b)	1,000	1,199,158

2 0 1 8 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Pacific Life Insurance Co., 4.30%, 10/24/67
(Call 10/24/47)(a)(b)(c)(d)	$600	$525,690
Principal Financial Group Inc.
4.35%, 05/15/43	300	275,564
4.63%, 09/15/42	5	4,819
6.05%, 10/15/36	191	218,910
Progressive Corp. (The)
3.70%, 01/26/45	150	131,586
4.13%, 04/15/47 (Call 10/15/46)	200	187,560
4.20%, 03/15/48 (Call 09/15/47)	300	286,727
4.35%, 04/25/44	136	133,330
6.25%, 12/01/32	200	241,403
Prudential Financial Inc.
3.91%, 12/07/47 (Call 06/07/47)	200	173,914
3.94%, 12/07/49 (Call 06/07/49)	300	259,853
4.42%, 03/27/48 (Call 09/27/47)	250	235,241
4.60%, 05/15/44(a)	275	267,472
5.70%, 12/14/36	350	385,142
6.63%, 06/21/40	5	6,131
Sompo International Holdings Ltd., 7.00%, 07/15/34(a)	175	200,218
Teachers Insurance & Annuity Association of America, 4.27%,
05/15/47 (Call 11/15/46)(b)	1,250	1,170,674
Transatlantic Holdings Inc., 8.00%, 11/30/39	150	200,018
Travelers Companies Inc. (The)
3.75%, 05/15/46 (Call 11/15/45)	250	221,860
4.00%, 05/30/47 (Call 11/30/46)	200	185,563
4.05%, 03/07/48 (Call 09/07/47)(a)	210	195,941
4.30%, 08/25/45 (Call 02/25/45)	150	146,576
4.60%, 08/01/43	66	66,853
5.35%, 11/01/40	200	222,154
6.25%, 06/15/37	225	273,321
6.75%, 06/20/36	275	348,589
Travelers Property Casualty Corp., 6.38%, 03/15/33	335	409,392
Unum Group, 5.75%, 08/15/42	210	213,920
Voya Financial Inc.
4.80%, 06/15/46	100	94,674
5.70%, 07/15/43	200	213,886
WR Berkley Corp., 4.75%, 08/01/44	200	191,014
XLIT Ltd., 5.50%, 03/31/45	226	231,115

		28,515,357
Internet — 0.9%
Alibaba Group Holding Ltd.
4.00%, 12/06/37 (Call 06/06/37)	300	264,010
4.20%, 12/06/47 (Call 06/06/47)	700	605,855
4.50%, 11/28/34 (Call 05/28/34)	600	573,482
Amazon.com Inc.
3.88%, 08/22/37 (Call 02/22/37)	100	94,343
4.05%, 08/22/47 (Call 02/22/47)	1,000	929,592
4.25%, 08/22/57 (Call 02/22/57)	900	842,277
4.80%, 12/05/34 (Call 06/05/34)	860	905,022
4.95%, 12/05/44 (Call 06/05/44)	360	386,666
eBay Inc., 4.00%, 07/15/42 (Call 01/15/42)	525	406,407

		5,007,654
Iron & Steel — 0.5%
ArcelorMittal, 7.00%, 10/15/39	250	276,648
Nucor Corp.
5.20%, 08/01/43 (Call 02/01/43)	199	209,729
6.40%, 12/01/37	291	345,755

Security	Par (000)	Value

Iron & Steel (continued)
Vale Overseas Ltd.
6.88%, 11/21/36	$850	$943,747
6.88%, 11/10/39	400	448,600
8.25%, 01/17/34	355	435,319

		2,659,798
Leisure Time — 0.0%
Harley-Davidson Inc., 4.63%, 07/28/45 (Call 01/28/45)	100	89,998

Machinery — 0.5%
ABB Finance USA Inc., 4.38%, 05/08/42	357	349,383
Caterpillar Inc.
3.80%, 08/15/42	810	738,575
4.30%, 05/15/44 (Call 11/15/43)	100	99,080
4.75%, 05/15/64 (Call 11/15/63)	225	222,910
5.20%, 05/27/41	335	366,730
5.30%, 09/15/35	11	12,012
6.05%, 08/15/36(a)	111	130,402
Cummins Inc., 4.88%, 10/01/43 (Call 04/01/43)(a)	175	182,299
Deere & Co.
3.90%, 06/09/42 (Call 12/09/41)	145	137,214
5.38%, 10/16/29(a)	200	221,671
7.13%, 03/03/31	101	126,911
Dover Corp., 5.38%, 03/01/41 (Call 12/01/40)	250	266,217
Xylem Inc./NY, 4.38%, 11/01/46 (Call 05/01/46)(a)	225	208,929

		3,062,333
Manufacturing — 1.5%
3M Co.
3.13%, 09/19/46 (Call 03/19/46)	250	203,495
3.63%, 10/15/47 (Call 04/15/47)	265	235,606
3.88%, 06/15/44	150	139,582
5.70%, 03/15/37	150	174,180
Crane Co., 4.20%, 03/15/48 (Call 09/15/47)	45	40,141
Eaton Corp.
4.00%, 11/02/32	800	774,009
4.15%, 11/02/42	250	229,150
General Electric Co.
4.13%, 10/09/42	775	639,306
4.50%, 03/11/44	700	603,726
5.88%, 01/14/38	750	774,299
6.15%, 08/07/37	405	433,387
6.88%, 01/10/39	500	573,409
Series A, 6.75%, 03/15/32	1,030	1,163,400
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)	300	283,845
4.88%, 09/15/41 (Call 03/15/41)	200	212,733
Ingersoll-Rand Global Holding Co. Ltd.
4.30%, 02/21/48 (Call 08/21/47)	150	137,335
5.75%, 06/15/43	150	166,631
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44
(Call 05/01/44)	140	135,843
Parker-Hannifin Corp.
4.10%, 03/01/47 (Call 09/01/46)	75	70,868
4.20%, 11/21/34 (Call 05/21/34)	100	97,556
4.45%, 11/21/44 (Call 05/21/44)	200	198,252
Series A, 6.25%, 05/15/38	100	121,962

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing (continued)
Siemens Financieringsmaatschappij NV
3.30%, 09/15/46(a)(b)	$150	$123,763
4.20%, 03/16/47(a)(b)	1,250	1,204,285
4.40%, 05/27/45(b)	100	99,441

		8,836,204
Media — 5.5%
21st Century Fox America Inc.
4.75%, 09/15/44 (Call 03/15/44)	275	283,460
4.95%, 10/15/45 (Call 04/15/45)	200	212,417
5.40%, 10/01/43	75	84,257
6.15%, 03/01/37	475	569,334
6.15%, 02/15/41(a)	500	606,188
6.20%, 12/15/34	500	596,961
6.40%, 12/15/35	302	368,067
6.55%, 03/15/33	275	334,379
6.65%, 11/15/37	300	380,973
6.90%, 08/15/39	36	46,077
7.75%, 12/01/45	150	216,552
7.85%, 03/01/39	200	279,088
8.15%, 10/17/36	100	140,107
CBS Corp.
4.60%, 01/15/45 (Call 07/15/44)	200	180,209
4.85%, 07/01/42 (Call 01/01/42)	135	125,729
4.90%, 08/15/44 (Call 02/15/44)	245	226,700
5.50%, 05/15/33	150	153,848
5.90%, 10/15/40 (Call 04/15/40)	50	52,532
7.88%, 07/30/30(a)	200	245,488
Charter Communications Operating LLC/Charter Communications Operating Capital
5.38%, 04/01/38 (Call 10/01/37)	400	367,145
5.38%, 05/01/47 (Call 11/01/46)	700	630,031
5.75%, 04/01/48 (Call 10/01/47)(a)	445	421,127
6.38%, 10/23/35 (Call 04/23/35)	550	567,998
6.48%, 10/23/45 (Call 04/23/45)	1,125	1,142,053
6.83%, 10/23/55 (Call 04/23/55)	250	260,486
Comcast Corp.
3.20%, 07/15/36 (Call 01/15/36)	625	510,929
3.40%, 07/15/46 (Call 01/15/46)	550	433,746
3.90%, 03/01/38 (Call 09/01/37)	300	267,986
3.97%, 11/01/47 (Call 05/01/47)	565	491,072
4.00%, 03/01/48 (Call 09/01/47)	50	43,637
4.00%, 11/01/49 (Call 05/01/49)	715	612,209
4.05%, 11/01/52 (Call 05/01/52)	300	256,100
4.20%, 08/15/34 (Call 02/15/34)	580	545,259
4.25%, 10/15/30 (Call 07/15/30)	295	290,960
4.25%, 01/15/33	1,400	1,356,006
4.40%, 08/15/35 (Call 02/15/35)	555	527,446
4.50%, 01/15/43	200	188,602
4.60%, 10/15/38 (Call 04/15/38)	1,000	978,461
4.60%, 08/15/45 (Call 02/15/45)	610	583,130
4.65%, 07/15/42(a)	250	238,888
4.70%, 10/15/48 (Call 04/15/48)	1,000	972,589
4.75%, 03/01/44	275	268,659
4.95%, 10/15/58 (Call 04/15/58)	750	734,418
5.65%, 06/15/35	111	120,992
6.40%, 05/15/38	62	72,969
6.45%, 03/15/37	100	116,194
6.50%, 11/15/35	475	560,689
6.95%, 08/15/37	75	92,210
7.05%, 03/15/33	161	198,172

Security	Par (000)	Value

Media (continued)
Cox Communications Inc., 8.38%, 03/01/39(a)(b)	$750	$941,465
Discovery Communications LLC
4.88%, 04/01/43	150	132,545
4.95%, 05/15/42	225	202,097
5.00%, 09/20/37 (Call 03/20/37)	375	350,006
5.20%, 09/20/47 (Call 03/20/47)(a)	400	369,955
6.35%, 06/01/40	375	398,596
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)	500	431,250
6.63%, 01/15/40	300	319,407
Historic TW Inc., 6.63%, 05/15/29	100	114,743
NBCUniversal Media LLC
4.45%, 01/15/43	250	232,513
5.95%, 04/01/41	700	780,465
Thomson Reuters Corp.
5.50%, 08/15/35	150	152,381
5.65%, 11/23/43 (Call 05/23/43)	125	128,852
5.85%, 04/15/40(a)	250	263,734
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)	400	321,512
5.50%, 09/01/41 (Call 03/01/41)	500	455,614
5.88%, 11/15/40 (Call 05/15/40)	400	381,073
6.55%, 05/01/37	450	466,223
6.75%, 06/15/39(a)	315	329,574
7.30%, 07/01/38	550	606,613
Time Warner Entertainment Co. LP, 8.38%, 07/15/33	300	364,400
Time Warner Inc., 7.70%, 05/01/32	125	155,686
Viacom Inc.
4.38%, 03/15/43	475	388,720
5.25%, 04/01/44 (Call 10/01/43)	200	183,865
5.85%, 09/01/43 (Call 03/01/43)	350	345,689
6.88%, 04/30/36	450	496,912
Walt Disney Co. (The)
3.00%, 07/30/46	125	98,798
3.70%, 12/01/42	200	177,312
4.13%, 06/01/44(a)	200	190,295
4.38%, 08/16/41	250	245,757
7.00%, 03/01/32	200	252,580
Series E, 4.13%, 12/01/41	200	189,468
Warner Media LLC
4.65%, 06/01/44 (Call 12/01/43)	460	396,258
4.85%, 07/15/45 (Call 01/15/45)	175	156,578
4.90%, 06/15/42	175	156,022
5.35%, 12/15/43	325	305,899
5.38%, 10/15/41	350	334,932
6.10%, 07/15/40	100	103,470
6.25%, 03/29/41	200	211,544

		31,085,332
Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.
3.90%, 01/15/43 (Call 07/15/42)	166	152,933
4.38%, 06/15/45 (Call 12/15/44)	86	84,835
Timken Co. (The), 4.50%, 12/15/28 (Call 09/15/28)	100	97,305
Valmont Industries Inc., 5.00%, 10/01/44 (Call 04/01/44)	60	52,699

		387,772
Mining — 1.4%
Barrick Gold Corp., 5.25%, 04/01/42	345	347,698

2 0 1 8 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
Barrick North America Finance LLC
5.70%, 05/30/41	$375	$399,120
5.75%, 05/01/43	300	321,339
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	325	350,568
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42	440	419,028
5.00%, 09/30/43	450	484,520
Corp. Nacional del Cobre de Chile
4.25%, 07/17/42(b)	600	530,823
4.50%, 08/01/47 (Call 02/01/47)(b)	1,000	924,260
Goldcorp Inc., 5.45%, 06/09/44 (Call 12/09/43)	286	285,110
Newmont Mining Corp.
4.88%, 03/15/42 (Call 09/15/41)	300	281,355
5.88%, 04/01/35(a)	125	135,193
6.25%, 10/01/39(a)	450	494,949
Rio Tinto Alcan Inc.
5.75%, 06/01/35	11	12,263
6.13%, 12/15/33	11	12,994
7.25%, 03/15/31	275	343,628
Rio Tinto Finance USA Ltd., 5.20%, 11/02/40	385	414,940
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)(a)	263	248,597
4.75%, 03/22/42 (Call 09/22/41)(a)	330	339,594
Southern Copper Corp.
5.25%, 11/08/42	375	365,199
5.88%, 04/23/45	375	390,835
6.75%, 04/16/40	450	511,991
7.50%, 07/27/35	300	360,375
Vale Canada Ltd., 7.20%, 09/15/32	100	109,400

		8,083,779
Office & Business Equipment — 0.0%
Xerox Corp., 6.75%, 12/15/39(a)	70	61,240

Oil & Gas — 8.0%
Anadarko Finance Co., Series B, 7.50%, 05/01/31	225	269,270
Anadarko Petroleum Corp.
4.50%, 07/15/44 (Call 01/15/44)	430	375,850
6.20%, 03/15/40	250	263,235
6.45%, 09/15/36	330	357,386
6.60%, 03/15/46 (Call 09/15/45)	470	519,714
Apache Corp.
4.25%, 01/15/44 (Call 07/15/43)	390	327,070
4.38%, 10/15/28 (Call 07/15/28)	200	192,231
4.75%, 04/15/43 (Call 10/15/42)	300	266,419
5.10%, 09/01/40 (Call 03/01/40)	330	307,273
6.00%, 01/15/37	422	446,654
7.75%, 12/15/29	100	122,747
BP Capital Markets PLC, 3.72%, 11/28/28 (Call 08/28/28)	250	243,038
Burlington Resources Finance Co.
7.20%, 08/15/31	300	379,902
7.40%, 12/01/31	350	453,840
Canadian Natural Resources Ltd.
4.95%, 06/01/47 (Call 12/01/46)	350	341,517
5.85%, 02/01/35	150	162,560
6.25%, 03/15/38	325	366,163
6.45%, 06/30/33	200	226,467
6.50%, 02/15/37	50	57,582
6.75%, 02/01/39	25	29,482
7.20%, 01/15/32	300	358,279

Security	Par (000)	Value

Oil & Gas (continued)
Cenovus Energy Inc.
5.25%, 06/15/37 (Call 12/15/36)	$550	$516,830
5.40%, 06/15/47 (Call 12/15/46)(a)	450	421,844
6.75%, 11/15/39	400	427,196
CNOOC Finance 2013 Ltd., 4.25%, 05/09/43	400	367,623
CNOOC Nexen Finance 2014 ULC, 4.88%, 04/30/44	400	404,101
Concho Resources Inc., 4.88%, 10/01/47 (Call 04/01/47)(a)	485	458,423
Conoco Funding Co., 7.25%, 10/15/31	300	379,905
ConocoPhillips
5.90%, 10/15/32	13	15,137
5.90%, 05/15/38	175	207,154
6.50%, 02/01/39(a)	725	906,443
ConocoPhillips Canada Funding Co. I, 5.95%, 10/15/36	100	116,845
ConocoPhillips Co.
4.30%, 11/15/44 (Call 05/15/44)	200	196,460
5.95%, 03/15/46 (Call 09/15/45)	175	213,017
ConocoPhillips Holding Co., 6.95%, 04/15/29	1,100	1,355,907
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)	278	249,532
5.00%, 06/15/45 (Call 12/15/44)	250	230,873
5.60%, 07/15/41 (Call 01/15/41)	525	521,676
Ecopetrol SA
5.88%, 05/28/45	300	285,900
7.38%, 09/18/43	475	531,406
Encana Corp.
6.50%, 08/15/34	500	555,572
6.50%, 02/01/38	400	455,615
6.63%, 08/15/37	30	34,042
7.20%, 11/01/31	100	117,664
EOG Resources Inc., 3.90%, 04/01/35 (Call 10/01/34)	300	280,794
Equinor ASA
3.95%, 05/15/43	325	303,134
4.25%, 11/23/41	350	339,927
4.80%, 11/08/43	300	316,031
5.10%, 08/17/40	230	251,020
Exxon Mobil Corp.
3.57%, 03/06/45 (Call 09/06/44)	100	88,909
4.11%, 03/01/46 (Call 09/01/45)(a)	875	844,418
Gazprom OAO Via Gaz Capital SA, 7.29%, 08/16/37(b)	800	881,496
Hess Corp.
5.60%, 02/15/41	475	453,939
5.80%, 04/01/47 (Call 10/01/46)	200	193,678
6.00%, 01/15/40	250	246,265
7.13%, 03/15/33	225	252,545
7.30%, 08/15/31	250	280,833
KazMunayGas National Co. JSC, 6.38%, 10/24/48(b)	800	811,675
Kerr-McGee Corp., 7.88%, 09/15/31	14	16,990
Marathon Oil Corp.
5.20%, 06/01/45 (Call 12/01/44)	250	245,343
6.60%, 10/01/37	450	510,913
6.80%, 03/15/32	26	30,390
Marathon Petroleum Corp.
4.50%, 04/01/48 (Call 10/01/47)(b)	300	265,058
4.75%, 09/15/44 (Call 03/15/44)	250	229,395
5.00%, 09/15/54 (Call 03/15/54)	250	231,074
6.50%, 03/01/41 (Call 09/01/40)	425	476,992
Motiva Enterprises LLC, 6.85%, 01/15/40(a)(b)	250	265,722

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Nexen Energy ULC
6.40%, 05/15/37	$400	$473,744
7.50%, 07/30/39	400	534,265
7.88%, 03/15/32	160	211,719
Noble Energy Inc.
4.95%, 08/15/47 (Call 02/15/47)	50	45,362
5.05%, 11/15/44 (Call 05/15/44)	350	321,920
5.25%, 11/15/43 (Call 05/15/43)	375	349,291
6.00%, 03/01/41 (Call 09/01/40)	400	415,222
Occidental Petroleum Corp.
4.10%, 02/15/47 (Call 08/15/46)	400	368,894
4.20%, 03/15/48 (Call 09/15/47)	75	69,954
4.40%, 04/15/46 (Call 10/15/45)	400	386,204
4.63%, 06/15/45 (Call 12/15/44)	450	450,701
Pertamina Persero PT, 6.45%, 05/30/44(b)	1,400	1,389,574
Petro-Canada
5.35%, 07/15/33	125	135,779
5.95%, 05/15/35	11	12,273
6.80%, 05/15/38	510	615,695
Petroleos del Peru SA, 4.75%, 06/19/32(b)	600	555,900
Petroleos Mexicanos
5.50%, 06/27/44	750	581,250
5.63%, 01/23/46	875	677,950
6.38%, 01/23/45	1,250	1,040,638
6.50%, 06/02/41	1,050	899,115
6.63%, 06/15/35	700	640,500
6.63%, 06/15/38	300	267,750
6.75%, 09/21/47	2,100	1,802,430
Petronas Capital Ltd., 4.50%, 03/18/45(b)	400	389,453
Phillips 66
4.65%, 11/15/34 (Call 05/15/34)(a)	510	499,131
4.88%, 11/15/44 (Call 05/15/44)	515	499,715
5.88%, 05/01/42	440	479,786
Shell International Finance BV
3.75%, 09/12/46	200	177,734
4.00%, 05/10/46	725	669,178
4.13%, 05/11/35	625	608,390
4.38%, 05/11/45	1,025	1,009,237
4.55%, 08/12/43(a)	450	454,034
5.50%, 03/25/40(a)	300	341,076
6.38%, 12/15/38	945	1,192,040
Sinopec Group Overseas Development 2012 Ltd., 4.88%, 05/17/42(b)	700	703,933
Sinopec Group Overseas Development 2018 Ltd., 4.60%, 09/12/48	700	676,386
Suncor Energy Inc.
4.00%, 11/15/47 (Call 05/15/47)	85	76,269
5.95%, 12/01/34	150	169,608
6.50%, 06/15/38	415	487,453
6.85%, 06/01/39	400	493,088
Tosco Corp., 8.13%, 02/15/30	61	80,964
Valero Energy Corp.
4.90%, 03/15/45(a)	275	262,353
6.63%, 06/15/37	520	595,437
7.50%, 04/15/32	275	336,935

		45,300,715
Oil & Gas Services — 0.6%
Baker Hughes a GE Co. LLC, 5.13%, 09/15/40	400	403,128
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., 4.08%, 12/15/47 (Call 06/15/47)	500	418,349

Security	Par (000)	Value

Oil & Gas Services (continued)
Halliburton Co.
4.50%, 11/15/41 (Call 05/15/41)	$200	$189,182
4.75%, 08/01/43 (Call 02/01/43)	350	336,360
4.85%, 11/15/35 (Call 05/15/35)	350	351,584
5.00%, 11/15/45 (Call 05/15/45)	700	703,058
6.70%, 09/15/38	21	24,977
7.45%, 09/15/39	375	486,505
National Oilwell Varco Inc., 3.95%, 12/01/42 (Call 06/01/42)	400	326,836

		3,239,979
Packaging & Containers — 0.1%
Sonoco Products Co., 5.75%, 11/01/40 (Call 05/01/40)	128	137,272
WestRock MWV LLC
7.95%, 02/15/31	101	128,073
8.20%, 01/15/30	275	351,051

		616,396
Pharmaceuticals — 5.6%
AbbVie Inc.
4.30%, 05/14/36 (Call 11/14/35)	575	513,974
4.40%, 11/06/42	650	570,969
4.45%, 05/14/46 (Call 11/14/45)	575	503,064
4.50%, 05/14/35 (Call 11/14/34)(a)	850	783,943
4.70%, 05/14/45 (Call 11/14/44)	1,150	1,036,756
4.88%, 11/14/48 (Call 05/14/48)	250	231,131
Allergan Funding SCS
4.55%, 03/15/35 (Call 09/15/34)	900	847,757
4.75%, 03/15/45 (Call 09/15/44)	350	327,998
4.85%, 06/15/44 (Call 12/15/43)(a)	500	470,461
AmerisourceBergen Corp.
4.25%, 03/01/45 (Call 09/01/44)	250	217,306
4.30%, 12/15/47 (Call 06/15/47)	150	130,374
AstraZeneca PLC
4.00%, 01/17/29 (Call 10/17/28)	625	602,533
4.00%, 09/18/42	395	345,271
4.38%, 11/16/45	330	303,206
4.38%, 08/17/48 (Call 02/17/48)	300	273,975
6.45%, 09/15/37	700	823,636
Bayer U.S. Finance II LLC
4.20%, 07/15/34 (Call 01/15/34)(b)	350	310,116
4.38%, 12/15/28 (Call 09/15/28)(b)	1,500	1,449,060
4.40%, 07/15/44 (Call 01/15/44)(b)	275	234,219
4.65%, 11/15/43 (Call 05/15/43)(b)	74	66,032
4.70%, 07/15/64 (Call 01/15/64)(b)	250	200,601
4.88%, 06/25/48 (Call 12/25/47)(a)(b)	750	699,443
Bristol-Myers Squibb Co.
3.25%, 08/01/42	49	41,254
4.50%, 03/01/44 (Call 09/01/43)(a)	250	256,145
Cardinal Health Inc.
4.37%, 06/15/47 (Call 12/15/46)(a)	245	205,488
4.50%, 11/15/44 (Call 05/15/44)	245	206,193
4.60%, 03/15/43	200	172,853
CVS Health Corp.
4.78%, 03/25/38 (Call 09/25/37)	1,900	1,828,201
4.88%, 07/20/35 (Call 01/20/35)	350	338,937
5.05%, 03/25/48 (Call 09/25/47)(a)	2,250	2,193,888
5.13%, 07/20/45 (Call 01/20/45)	935	917,123
5.30%, 12/05/43 (Call 06/05/43)(a)	273	273,857

2 0 1 8 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Eli Lilly & Co.
3.70%, 03/01/45 (Call 09/01/44)	$165	$150,043
3.95%, 05/15/47 (Call 11/15/46)	180	169,960
5.55%, 03/15/37(a)	166	191,479
Express Scripts Holding Co.
4.80%, 07/15/46 (Call 01/15/46)	650	610,868
6.13%, 11/15/41	100	109,625
GlaxoSmithKline Capital Inc.
4.20%, 03/18/43(a)	235	229,996
5.38%, 04/15/34	200	223,080
6.38%, 05/15/38	650	810,465
Johnson & Johnson
3.40%, 01/15/38 (Call 07/15/37)	100	89,878
3.50%, 01/15/48 (Call 07/15/47)(a)	150	130,889
3.55%, 03/01/36 (Call 09/01/35)	550	510,065
3.63%, 03/03/37 (Call 09/03/36)	180	166,779
3.70%, 03/01/46 (Call 09/01/45)	500	453,784
3.75%, 03/03/47 (Call 09/03/46)	300	274,148
4.38%, 12/05/33 (Call 06/05/33)	300	311,852
4.50%, 09/01/40	100	102,514
4.50%, 12/05/43 (Call 06/05/43)	300	307,197
4.85%, 05/15/41	186	199,226
4.95%, 05/15/33	311	344,194
5.85%, 07/15/38	100	120,699
5.95%, 08/15/37	350	426,973
Mead Johnson Nutrition Co.
4.60%, 06/01/44 (Call 12/01/43)(a)	153	155,603
5.90%, 11/01/39	175	204,022
Merck & Co. Inc.
3.60%, 09/15/42 (Call 03/15/42)	261	236,424
3.70%, 02/10/45 (Call 08/10/44)	625	567,562
4.15%, 05/18/43	645	626,326
Merck Sharp & Dohme Corp., 5.75%, 11/15/36	25	29,367
Mylan Inc.
5.20%, 04/15/48 (Call 10/15/47)(b)	75	63,848
5.40%, 11/29/43 (Call 05/29/43)	350	312,828
Mylan NV, 5.25%, 06/15/46 (Call 12/15/45)	475	409,130
Novartis Capital Corp.
3.70%, 09/21/42	200	183,804
4.00%, 11/20/45 (Call 05/20/45)	375	357,824
4.40%, 05/06/44(a)	325	330,077
Pfizer Inc.
4.00%, 12/15/36	360	345,236
4.13%, 12/15/46	325	310,473
4.30%, 06/15/43	300	291,737
4.40%, 05/15/44(a)	375	370,236
5.60%, 09/15/40	100	114,860
7.20%, 03/15/39	925	1,247,020
Pharmacia LLC, 6.60%, 12/01/28	500	599,569
Wyeth LLC
5.95%, 04/01/37	750	881,034
6.00%, 02/15/36	71	84,419
6.50%, 02/01/34	68	83,024
Zoetis Inc.
3.95%, 09/12/47 (Call 03/12/47)	220	191,743
4.45%, 08/20/48 (Call 02/20/48)	25	23,730
4.70%, 02/01/43 (Call 08/01/42)	400	391,119

		31,720,493
Pipelines — 4.6%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47(b)	1,000	945,440

Security	Par (000)	Value

Pipelines (continued)
Buckeye Partners LP
5.60%, 10/15/44 (Call 04/15/44)	$100	$87,402
5.85%, 11/15/43 (Call 05/15/43)	175	159,673
Columbia Pipeline Group Inc., 5.80%, 06/01/45 (Call 12/01/44)	175	189,368
Enable Midstream Partners LP, 5.00%, 05/15/44 (Call 11/15/43)	125	108,557
Enbridge Energy Partners LP
5.50%, 09/15/40 (Call 03/15/40)	200	204,718
Series B, 7.50%, 04/15/38	300	371,362
Enbridge Inc.
4.50%, 06/10/44 (Call 12/10/43)	250	226,014
5.50%, 12/01/46 (Call 05/29/46)(a)	250	261,532
Energy Transfer Operating LP
4.90%, 03/15/35 (Call 09/15/34)	100	89,282
5.15%, 02/01/43 (Call 08/01/42)	200	175,647
5.15%, 03/15/45 (Call 09/15/44)(a)	250	220,527
5.30%, 04/15/47 (Call 10/15/46)	400	359,614
6.13%, 12/15/45 (Call 06/15/45)	300	297,954
6.50%, 02/01/42 (Call 08/01/41)	250	258,958
7.50%, 07/01/38	275	317,062
Energy Transfer Partners LP
6.05%, 06/01/41 (Call 12/01/40)	50	49,141
6.63%, 10/15/36	135	143,735
Enterprise Products Operating LLC
4.25%, 02/15/48 (Call 08/15/47)	275	243,338
4.45%, 02/15/43 (Call 08/15/42)	325	297,325
4.85%, 08/15/42 (Call 02/15/42)	370	356,832
4.85%, 03/15/44 (Call 09/15/43)	450	432,665
4.90%, 05/15/46 (Call 11/15/45)	350	339,841
4.95%, 10/15/54 (Call 04/15/54)	200	177,631
5.10%, 02/15/45 (Call 08/15/44)	425	422,319
5.70%, 02/15/42	265	283,391
5.95%, 02/01/41	250	273,336
6.13%, 10/15/39	250	282,149
7.55%, 04/15/38	150	190,324
Series D, 6.88%, 03/01/33	200	240,369
Series H, 6.65%, 10/15/34	141	166,186
EQT Midstream Partners LP, Series 30Y, 6.50%, 07/15/48 (Call 01/15/48)(a)	200	200,430
GNL Quintero SA, 4.63%, 07/31/29	400	386,500
Kinder Morgan Energy Partners LP
4.70%, 11/01/42 (Call 05/01/42)	250	220,669
5.00%, 08/15/42 (Call 02/15/42)	375	343,467
5.00%, 03/01/43 (Call 09/01/42)	300	274,505
5.40%, 09/01/44 (Call 03/01/44)	235	227,762
5.50%, 03/01/44 (Call 09/01/43)	180	175,229
5.80%, 03/15/35	300	311,412
6.38%, 03/01/41	230	247,894
6.55%, 09/15/40	100	109,240
6.95%, 01/15/38	500	572,700
7.30%, 08/15/33	36	42,105
7.40%, 03/15/31	118	135,301
7.50%, 11/15/40	50	59,793
7.75%, 03/15/32	100	121,286
Kinder Morgan Inc./DE
5.05%, 02/15/46 (Call 08/15/45)	430	403,515
5.20%, 03/01/48 (Call 09/01/47)	250	242,069
5.30%, 12/01/34 (Call 06/01/34)	300	297,140

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
5.55%, 06/01/45 (Call 12/01/44)	$450	$450,366
7.75%, 01/15/32	325	398,827
Magellan Midstream Partners LP
4.20%, 10/03/47 (Call 04/03/47)	160	140,760
4.25%, 09/15/46 (Call 03/15/46)	200	178,324
5.15%, 10/15/43 (Call 04/15/43)	250	250,904
MPLX LP
4.50%, 04/15/38 (Call 10/15/37)	700	623,729
4.70%, 04/15/48 (Call 10/15/47)	450	395,196
5.20%, 03/01/47 (Call 09/01/46)	425	401,962
ONEOK Inc., 4.95%, 07/13/47 (Call 01/06/47)	250	236,325
ONEOK Partners LP
6.13%, 02/01/41 (Call 08/01/40)	225	235,248
6.20%, 09/15/43 (Call 03/15/43)	125	133,378
6.65%, 10/01/36	150	170,153
6.85%, 10/15/37	300	339,457
Phillips 66 Partners LP
4.68%, 02/15/45 (Call 08/15/44)	75	68,002
4.90%, 10/01/46 (Call 04/01/46)(a)	350	323,224
Plains All American Pipeline LP/PAA Finance Corp.
4.30%, 01/31/43 (Call 07/31/42)	90	72,013
4.70%, 06/15/44 (Call 12/15/43)	250	216,090
4.90%, 02/15/45 (Call 08/15/44)	450	393,303
5.15%, 06/01/42 (Call 12/01/41)	25	22,269
6.65%, 01/15/37	200	213,696
Spectra Energy Partners LP
4.50%, 03/15/45 (Call 09/15/44)	340	309,121
5.95%, 09/25/43 (Call 03/25/43)	150	164,043
Sunoco Logistics Partners Operations LP
4.95%, 01/15/43 (Call 07/15/42)	250	214,257
5.30%, 04/01/44 (Call 10/01/43)	275	246,466
5.35%, 05/15/45 (Call 11/15/44)	100	89,831
5.40%, 10/01/47 (Call 04/01/47)	1,000	916,298
6.10%, 02/15/42	175	172,710
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28	275	316,682
Texas Eastern Transmission LP, 7.00%, 07/15/32	200	238,831
TransCanada PipeLines Ltd.
4.63%, 03/01/34 (Call 12/01/33)	400	382,422
4.75%, 05/15/38 (Call 11/15/37)	100	96,258
4.88%, 05/15/48 (Call 11/15/47)	500	482,795
5.00%, 10/16/43 (Call 04/16/43)	360	351,383
5.60%, 03/31/34	200	214,256
5.85%, 03/15/36	100	106,433
6.10%, 06/01/40	279	311,713
6.20%, 10/15/37	200	222,803
7.25%, 08/15/38	325	391,530
7.63%, 01/15/39	200	255,476
Transcontinental Gas Pipe Line Co. LLC
4.45%, 08/01/42 (Call 02/01/42)	400	361,239
4.60%, 03/15/48 (Call 09/15/47)	490	457,122
5.40%, 08/15/41 (Call 02/15/41)	76	79,295
Western Gas Partners LP
5.45%, 04/01/44 (Call 10/01/43)	350	315,881
5.50%, 08/15/48 (Call 02/15/48)	150	134,053
Williams Companies Inc. (The)
4.90%, 01/15/45 (Call 07/15/44)	225	208,043
5.10%, 09/15/45 (Call 03/15/45)	200	188,995
5.40%, 03/04/44 (Call 09/04/43)	225	216,478

Security	Par (000)	Value

Pipelines (continued)
5.80%, 11/15/43 (Call 05/15/43)	$50	$51,901
6.30%, 04/15/40	585	621,465

		25,923,715
Private Equity — 0.0%
Apollo Management Holdings LP, 5.00%, 03/15/48 (Call 09/15/47)(b)	75	70,353
Carlyle Finance LLC, 5.65%, 09/15/48 (Call 03/15/48)(b)	250	240,877

		311,230
Real Estate — 0.0%
WEA Finance LLC, 4.63%, 09/20/48 (Call 03/20/48)	100	94,785

Real Estate Investment Trusts — 0.9%
Alexandria Real Estate Equities Inc., 4.70%, 07/01/30 (Call 04/01/30)	300	299,608
AvalonBay Communities Inc.
3.90%, 10/15/46 (Call 04/15/46)	195	172,424
4.15%, 07/01/47 (Call 01/01/47)	150	138,080
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)	100	97,814
4.50%, 06/01/45 (Call 12/01/44)	315	308,465
Essex Portfolio LP, 4.50%, 03/15/48 (Call 09/15/47)	100	94,134
Federal Realty Investment Trust, 4.50%, 12/01/44 (Call 06/01/44)	197	189,548
HCP Inc., 6.75%, 02/01/41 (Call 08/01/40)	150	180,152
Kilroy Realty LP, 4.25%, 08/15/29 (Call 05/15/29)	14	13,386
Kimco Realty Corp.
4.25%, 04/01/45 (Call 10/01/44)	250	216,556
4.45%, 09/01/47 (Call 03/01/47)	200	178,751
Realty Income Corp., 4.65%, 03/15/47 (Call 09/15/46)	230	225,022
Regency Centers LP, 4.40%, 02/01/47 (Call 08/01/46)	200	182,357
Simon Property Group LP
4.25%, 10/01/44 (Call 04/01/44)(a)	14	13,111
4.25%, 11/30/46 (Call 05/30/46)(a)	80	75,087
4.75%, 03/15/42 (Call 09/15/41)	235	237,452
6.75%, 02/01/40 (Call 11/01/39)	395	496,769
Trust F/1401, 6.95%, 01/30/44 (Call 07/30/43)	200	198,852
Ventas Realty LP
4.38%, 02/01/45 (Call 08/01/44)	177	156,562
4.40%, 01/15/29 (Call 10/15/28)	500	488,992
5.70%, 09/30/43 (Call 03/30/43)	11	11,718
Welltower Inc.
4.95%, 09/01/48 (Call 03/01/48)	250	239,292
6.50%, 03/15/41 (Call 09/15/40)	100	115,253
Weyerhaeuser Co., 7.38%, 03/15/32	515	631,913

		4,961,298
Retail — 2.8%
Darden Restaurants Inc., 4.55%, 02/15/48 (Call 08/15/47)	75	67,261
Home Depot Inc. (The)
3.50%, 09/15/56 (Call 03/15/56)	345	279,222
3.90%, 06/15/47 (Call 12/15/46)	100	90,909
4.20%, 04/01/43 (Call 10/01/42)	100	95,800
4.25%, 04/01/46 (Call 10/01/45)	465	447,119
4.40%, 03/15/45 (Call 09/15/44)	475	467,647
4.88%, 02/15/44 (Call 08/15/43)	525	552,834
5.40%, 09/15/40 (Call 03/15/40)	21	23,618
5.88%, 12/16/36	925	1,082,229
5.95%, 04/01/41 (Call 10/01/40)	507	605,899
Kohl’s Corp., 5.55%, 07/17/45 (Call 01/17/45)	100	93,355

2 0 1 8 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Lowe’s Companies Inc.
3.70%, 04/15/46 (Call 10/15/45)(a)	$525	$452,888
4.05%, 05/03/47 (Call 11/03/46)	460	415,305
4.25%, 09/15/44 (Call 03/15/44)	275	256,469
4.38%, 09/15/45 (Call 03/15/45)	350	335,304
4.65%, 04/15/42 (Call 10/15/41)	300	298,308
Macy’s Retail Holdings Inc.
4.30%, 02/15/43 (Call 08/15/42)	50	35,404
4.50%, 12/15/34 (Call 06/15/34)	180	143,397
5.13%, 01/15/42 (Call 07/15/41)	75	60,940
6.38%, 03/15/37	265	253,681
6.90%, 04/01/29	150	157,348
McDonald’s Corp.
3.63%, 05/01/43	11	9,186
3.70%, 02/15/42	355	299,781
4.45%, 03/01/47 (Call 09/01/46)	150	140,278
4.60%, 05/26/45 (Call 11/26/44)	420	401,339
4.70%, 12/09/35 (Call 06/09/35)	400	402,246
4.88%, 07/15/40	6	5,970
4.88%, 12/09/45 (Call 06/09/45)	500	500,169
5.70%, 02/01/39	275	300,642
6.30%, 10/15/37	300	353,480
6.30%, 03/01/38	275	323,184
Nordstrom Inc., 5.00%, 01/15/44 (Call 07/15/43)	150	133,858
Starbucks Corp.
3.75%, 12/01/47 (Call 06/01/47)	135	111,314
4.30%, 06/15/45 (Call 12/15/44)	175	157,217
4.50%, 11/15/48 (Call 05/15/48)	275	255,572
Target Corp.
3.63%, 04/15/46	475	410,876
3.90%, 11/15/47 (Call 05/15/47)(a)	269	241,989
4.00%, 07/01/42	450	419,279
Walgreen Co., 4.40%, 09/15/42	250	220,615
Walgreens Boots Alliance Inc.
4.50%, 11/18/34 (Call 05/18/34)	170	159,289
4.65%, 06/01/46 (Call 12/01/45)	200	181,899
4.80%, 11/18/44 (Call 05/18/44)	550	507,520
Walmart Inc.
3.63%, 12/15/47 (Call 06/15/47)(a)	150	132,833
3.95%, 06/28/38 (Call 12/28/37)(a)	550	526,403
4.00%, 04/11/43 (Call 10/11/42)	400	376,037
4.05%, 06/29/48 (Call 12/29/47)(a)	1,150	1,093,697
4.30%, 04/22/44 (Call 10/22/43)	250	246,758
5.00%, 10/25/40	100	108,119
5.25%, 09/01/35	320	358,560
5.63%, 04/01/40	135	158,327
5.63%, 04/15/41	550	650,905
6.20%, 04/15/38	60	73,739
6.50%, 08/15/37	100	127,086
Wal-Mart Stores Inc., 4.75%, 10/02/43 (Call 04/02/43)	75	78,257

		15,681,361
Semiconductors — 0.8%
Analog Devices Inc., 5.30%, 12/15/45 (Call 06/15/45)(a)	195	199,167
Applied Materials Inc.
4.35%, 04/01/47 (Call 10/01/46)(a)	310	291,889
5.10%, 10/01/35 (Call 04/01/35)	350	367,339
5.85%, 06/15/41(a)	230	264,469
Intel Corp.
3.73%, 12/08/47 (Call 06/08/47)	500	445,764
4.00%, 12/15/32	325	326,971

Security	Par (000)	Value

Semiconductors (continued)
4.10%, 05/19/46 (Call 11/19/45)	$660	$628,174
4.10%, 05/11/47 (Call 11/11/46)	175	166,013
QUALCOMM Inc.
4.30%, 05/20/47 (Call 11/20/46)(a)	475	425,813
4.65%, 05/20/35 (Call 11/20/34)	565	555,445
4.80%, 05/20/45 (Call 11/20/44)	410	396,444
Texas Instruments Inc., 4.15%, 05/15/48 (Call 11/15/47)	300	287,718

		4,355,206
Software — 2.9%
Activision Blizzard Inc., 4.50%, 06/15/47 (Call 12/15/46)	75	68,652
Fidelity National Information Services Inc., 4.50%, 08/15/46 (Call 02/15/46)	250	230,837
Microsoft Corp.
3.45%, 08/08/36 (Call 02/08/36)	650	598,086
3.50%, 02/12/35 (Call 08/12/34)	600	560,452
3.50%, 11/15/42	250	223,536
3.70%, 08/08/46 (Call 02/08/46)	640	589,054
3.75%, 05/01/43 (Call 11/01/42)	250	233,353
3.75%, 02/12/45 (Call 08/12/44)	610	566,239
3.95%, 08/08/56 (Call 02/08/56)	820	762,929
4.00%, 02/12/55 (Call 08/12/54)	700	656,336
4.10%, 02/06/37 (Call 08/06/36)	450	450,903
4.20%, 11/03/35 (Call 05/03/35)	475	481,649
4.45%, 11/03/45 (Call 05/03/45)	925	955,273
4.50%, 10/01/40	520	539,909
4.50%, 02/06/57 (Call 08/06/56)	775	798,958
4.75%, 11/03/55 (Call 05/03/55)	285	307,436
4.88%, 12/15/43 (Call 06/15/43)	300	327,261
5.20%, 06/01/39	347	396,420
5.30%, 02/08/41	350	402,246
Series 30Y, 4.25%, 02/06/47 (Call 08/06/46)	700	706,290
Oracle Corp.
3.25%, 05/15/30 (Call 02/15/30)	300	278,606
3.80%, 11/15/37 (Call 05/15/37)	550	501,346
3.85%, 07/15/36 (Call 01/15/36)(a)	525	484,166
3.90%, 05/15/35 (Call 11/15/34)	525	489,451
4.00%, 07/15/46 (Call 01/15/46)	700	630,725
4.00%, 11/15/47 (Call 05/15/47)	675	607,013
4.13%, 05/15/45 (Call 11/15/44)	600	550,996
4.30%, 07/08/34 (Call 01/08/34)	800	783,803
4.38%, 05/15/55 (Call 11/15/54)	489	458,474
4.50%, 07/08/44 (Call 01/08/44)	450	440,088
5.38%, 07/15/40(a)	650	717,379
6.13%, 07/08/39(a)	425	506,141
6.50%, 04/15/38	90	110,972

		16,414,979
Telecommunications — 7.3%
America Movil SAB de CV
4.38%, 07/16/42	443	409,325
6.13%, 11/15/37	125	140,500
6.13%, 03/30/40(a)	750	856,092
6.38%, 03/01/35	165	188,724
AT&T Inc.
4.30%, 02/15/30(b)	1,250	1,174,387
4.30%, 12/15/42 (Call 06/15/42)	500	410,244
4.35%, 06/15/45 (Call 12/15/44)	700	573,982
4.50%, 05/15/35 (Call 11/15/34)	980	884,158
4.50%, 03/09/48 (Call 09/09/47)	1,100	914,347
4.55%, 03/09/49 (Call 09/09/48)	700	580,575

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
4.75%, 05/15/46 (Call 11/15/45)(a)	$1,130	$975,764
4.80%, 06/15/44 (Call 12/15/43)	1,025	899,788
4.90%, 08/15/37 (Call 02/14/37)(b)	25	22,933
5.15%, 03/15/42	375	345,041
5.15%, 11/15/46(b)	575	523,605
5.15%, 02/15/50 (Call 08/14/49)(b)	825	740,388
5.25%, 03/01/37 (Call 09/01/36)	1,075	1,026,444
5.35%, 09/01/40	650	619,819
5.45%, 03/01/47 (Call 09/01/46)(a)	800	758,926
5.55%, 08/15/41	140	135,171
5.65%, 02/15/47 (Call 08/15/46)	725	704,210
5.70%, 03/01/57 (Call 09/01/56)	600	575,712
6.00%, 08/15/40 (Call 05/15/40)	300	306,738
6.35%, 03/15/40	225	237,635
6.38%, 03/01/41	375	395,583
AT&T Mobility LLC, 7.13%, 12/15/31	25	27,964
Bell Canada Inc., 4.46%, 04/01/48 (Call 10/01/47)(a)	280	267,571
British Telecommunications PLC, 9.63%, 12/15/30	1,000	1,392,510
Cisco Systems Inc.
5.50%, 01/15/40	650	750,052
5.90%, 02/15/39	575	695,305
Deutsche Telekom International Finance BV
4.75%, 06/21/38 (Call 12/21/37)(a)	200	189,883
8.75%, 06/15/30	1,075	1,428,142
9.25%, 06/01/32(a)	219	311,720
Juniper Networks Inc., 5.95%, 03/15/41	150	146,056
Koninklijke KPN NV, 8.38%, 10/01/30	350	449,428
Motorola Solutions Inc., 5.50%, 09/01/44	195	177,236
Orange SA
5.38%, 01/13/42	200	214,116
5.50%, 02/06/44 (Call 08/06/43)	325	353,364
9.00%, 03/01/31	800	1,100,487
Rogers Communications Inc.
4.30%, 02/15/48 (Call 08/15/47)(a)	460	426,197
4.50%, 03/15/43 (Call 09/15/42)	150	143,464
5.00%, 03/15/44 (Call 09/15/43)	350	353,344
5.45%, 10/01/43 (Call 04/01/43)	21	22,250
7.50%, 08/15/38	200	258,606
Telefonica Emisiones SAU
4.67%, 03/06/38	250	224,110
4.90%, 03/06/48	350	311,636
5.21%, 03/08/47	750	699,558
7.05%, 06/20/36	750	872,689
Telefonica Europe BV, 8.25%, 09/15/30	500	631,138
TELUS Corp., 4.60%, 11/16/48 (Call 05/16/48)	100	95,715
Verizon Communications Inc.
3.85%, 11/01/42 (Call 05/01/42)	476	395,705
4.13%, 08/15/46	600	516,956
4.27%, 01/15/36	1,250	1,144,435
4.40%, 11/01/34 (Call 05/01/34)	850	801,281
4.50%, 08/10/33	1,300	1,263,426
4.52%, 09/15/48(a)	1,575	1,441,696
4.67%, 03/15/55	1,500	1,353,916
4.75%, 11/01/41	200	187,387
4.81%, 03/15/39	680	658,159
4.86%, 08/21/46	1,200	1,141,687
5.01%, 04/15/49	1,000	973,206
5.01%, 08/21/54	1,600	1,530,535
5.25%, 03/16/37	150	154,216
5.50%, 03/16/47(a)	530	552,246

Security	Par (000)	Value

Telecommunications (continued)
6.55%, 09/15/43	$250	$288,088
7.75%, 12/01/30	125	158,317
Vodafone Group PLC
4.38%, 02/19/43(a)	475	401,203
5.00%, 05/30/38	300	282,365
5.25%, 05/30/48(a)	1,000	944,146
6.15%, 02/27/37	250	263,744
6.25%, 11/30/32(a)	350	384,345
7.88%, 02/15/30	425	520,943

		41,300,634
Toys, Games & Hobbies — 0.1%
Hasbro Inc.
5.10%, 05/15/44 (Call 11/15/43)	200	179,918
6.35%, 03/15/40	200	209,265

		389,183
Transportation — 3.1%
Burlington Northern Santa Fe LLC
3.90%, 08/01/46 (Call 02/01/46)	390	353,371
4.05%, 06/15/48 (Call 12/15/47)	300	277,857
4.13%, 06/15/47 (Call 12/15/46)	10	9,391
4.15%, 04/01/45 (Call 10/01/44)	300	283,214
4.38%, 09/01/42 (Call 03/01/42)(a)	250	244,146
4.40%, 03/15/42 (Call 09/15/41)(a)	250	245,913
4.45%, 03/15/43 (Call 09/15/42)	121	119,287
4.55%, 09/01/44 (Call 03/01/44)	450	451,058
4.70%, 09/01/45 (Call 03/01/45)	295	299,262
4.90%, 04/01/44 (Call 10/01/43)	100	104,351
4.95%, 09/15/41 (Call 03/15/41)	114	119,775
5.05%, 03/01/41 (Call 09/01/40)	56	59,182
5.15%, 09/01/43 (Call 03/01/43)	100	107,743
5.40%, 06/01/41 (Call 12/01/40)	250	276,149
5.75%, 05/01/40 (Call 11/01/39)(a)	300	345,247
6.15%, 05/01/37	210	249,540
6.20%, 08/15/36	350	417,121
Canadian National Railway Co.
3.20%, 08/02/46 (Call 02/02/46)(a)	300	247,109
3.65%, 02/03/48 (Call 08/03/47)	250	220,457
4.45%, 01/20/49	100	99,986
6.20%, 06/01/36	50	59,798
6.25%, 08/01/34	111	133,694
6.38%, 11/15/37	175	214,265
Canadian Pacific Railway Co.
4.80%, 09/15/35 (Call 03/15/35)	197	202,088
4.80%, 08/01/45 (Call 02/01/45)	100	102,651
5.95%, 05/15/37	16	18,255
6.13%, 09/15/15 (Call 03/15/15)	275	307,434
7.13%, 10/15/31	650	807,871
CSX Corp.
3.80%, 11/01/46 (Call 05/01/46)	250	215,395
3.95%, 05/01/50 (Call 11/01/49)	50	42,611
4.10%, 03/15/44 (Call 09/15/43)	200	179,998
4.25%, 11/01/66 (Call 05/01/66)	300	255,662
4.30%, 03/01/48 (Call 09/01/47)(a)	250	230,589
4.40%, 03/01/43 (Call 09/01/42)	325	303,836
4.50%, 08/01/54 (Call 02/01/54)	250	229,455
4.75%, 05/30/42 (Call 11/30/41)	250	247,446
5.50%, 04/15/41 (Call 10/15/40)	120	127,472
6.00%, 10/01/36	250	285,066

2 0 1 8 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
6.15%, 05/01/37	$105	$121,659
6.22%, 04/30/40	105	123,021
FedEx Corp.
3.88%, 08/01/42	150	126,669
3.90%, 02/01/35	300	272,134
4.05%, 02/15/48 (Call 08/15/47)	325	274,443
4.10%, 04/15/43	152	131,557
4.10%, 02/01/45	250	214,786
4.55%, 04/01/46 (Call 10/01/45)	400	368,741
4.75%, 11/15/45 (Call 05/15/45)	500	474,833
4.90%, 01/15/34	280	285,131
5.10%, 01/15/44	300	296,164
Kansas City Southern
4.30%, 05/15/43 (Call 11/15/42)	100	90,906
4.70%, 05/01/48 (Call 11/01/47)	100	96,545
4.95%, 08/15/45 (Call 02/15/45)	245	243,387
Norfolk Southern Corp.
3.94%, 11/01/47 (Call 05/01/47)	200	176,648
3.95%, 10/01/42 (Call 04/01/42)	40	35,724
4.05%, 08/15/52 (Call 02/15/52)	295	261,538
4.15%, 02/28/48 (Call 08/28/47)	325	297,415
4.45%, 06/15/45 (Call 12/15/44)	225	214,988
4.65%, 01/15/46 (Call 07/15/45)	95	93,649
4.84%, 10/01/41	450	455,337
Union Pacific Corp.
3.35%, 08/15/46 (Call 02/15/46)	150	119,657
3.38%, 02/01/35 (Call 08/01/34)(a)	300	262,227
3.60%, 09/15/37 (Call 03/15/37)	450	394,846
3.88%, 02/01/55 (Call 08/01/54)	225	189,588
4.00%, 04/15/47 (Call 10/15/46)(a)	250	226,527
4.05%, 11/15/45 (Call 05/15/45)	300	273,551
4.05%, 03/01/46 (Call 09/01/45)	200	179,919
4.15%, 01/15/45 (Call 07/15/44)	75	68,425
4.30%, 06/15/42 (Call 12/15/41)	250	236,036
4.38%, 11/15/65 (Call 05/15/65)	96	84,432
4.50%, 09/10/48 (Call 03/10/48)	550	532,817
4.75%, 09/15/41 (Call 03/15/41)	158	157,671
4.80%, 09/10/58 (Call 03/10/58)	85	83,000
4.82%, 02/01/44 (Call 08/01/43)	320	323,815
6.63%, 02/01/29	250	296,078
United Parcel Service Inc.
3.40%, 11/15/46 (Call 05/15/46)	110	90,016
3.63%, 10/01/42(a)	105	91,430
3.75%, 11/15/47 (Call 05/15/47)	100	87,743
4.88%, 11/15/40 (Call 05/15/40)	330	343,472
6.20%, 01/15/38	600	726,368

		17,916,638
Trucking & Leasing — 0.0%
GATX Corp., 5.20%, 03/15/44 (Call 09/15/43)(a)	150	150,108

Security	Par/ Shares (000)	Value

Unknown BI — 0.1%
Cleveland Electric Illuminating Co. (The), 4.55%, 11/15/30	$250	$249,922
Standard Chartered PLC, 5.30%, 01/09/43	200	189,691
Tiffany & Co., 4.90%, 10/01/44 (Call 04/01/44)	150	136,590

		576,203
Water — 0.2%
American Water Capital Corp.
3.75%, 09/01/47 (Call 03/01/47)	200	174,311
4.00%, 12/01/46 (Call 06/01/46)	95	87,077
4.30%, 12/01/42 (Call 06/01/42)	16	15,510
4.30%, 09/01/45 (Call 03/01/45)	350	335,738
6.59%, 10/15/37	324	399,716
Veolia Environnement SA, 6.75%, 06/01/38	179	211,539

		1,223,891

Total Corporate Bonds & Notes — 96.6%
(Cost: $597,079,829)		549,573,058

Short-Term Investments

Money Market Funds — 11.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(g)(h)(i)	50,421	50,430,669
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(g)(h)	13,612	13,611,702

		64,042,371

Total Short-Term Investments — 11.2%
(Cost: $64,035,322)		64,042,371

Total Investments in Securities — 107.8%
(Cost: $661,115,151)		613,615,429

Other Assets, Less Liabilities — (7.8)%		(44,541,240)

Net Assets — 100.0%		$569,074,189

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(d)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(e)	Perpetual security with no stated maturity date.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to a recently published shareholder report. Shareholder reports are available on the Fund’s website at www.iShares com and on the U.S. Securities and Exchange Commission website at www.sec.gov.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2018	iShares® Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF)

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$549,573,058	$—	$549,573,058
Money Market Funds	64,042,371	—	—	64,042,371

	$64,042,371	$549,573,058	$—	$613,615,429

2 0 1 8 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

October 31, 2018

iShares Long-Term Corporate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$549,573,058
Affiliated(c)	64,042,371
Cash	11,549
Receivables:
Investments sold	7,653,085
Securities lending income — Affiliated	11,566
Variation margin on futures contracts	22
Dividends	22,193
Interest	7,330,731

Total assets	628,644,575

LIABILITIES
Collateral on securities loaned, at value	50,416,813
Payables:
Investments purchased	9,121,763
Capital shares redeemed	3,814
Investment advisory fees	27,996

Total liabilities	59,570,386

NET ASSETS	$569,074,189

NET ASSETS CONSIST OF:
Paid-in capital	$636,326,082
Accumulated loss	(67,251,893)

NET ASSETS	$569,074,189

Shares outstanding	10,200,000

Net asset value	$55.79

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$47,601,870
(b) Investments, at cost — Unaffiliated	$597,079,828
(c) Investments, at cost — Affiliated	$64,035,323

F I N A N C I A L S T A T E M E N T S

Schedule of Investments

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 86.06%

ADVERTISING — 0.04%
WPP Finance 2010
5.13%, 09/07/42	$55	$57,018
5.63%, 11/15/43	229	254,474

		311,492
AEROSPACE & DEFENSE — 1.73%
Boeing Co. (The)
3.38%, 06/15/46 (Call 12/15/45)	125	113,930
3.55%, 03/01/38 (Call 09/01/37)	130	125,424
3.65%, 03/01/47 (Call 09/01/46)	300	285,759
5.88%, 02/15/40	250	316,808
6.63%, 02/15/38	16	21,662
6.88%, 03/15/39[a]	182	258,731
General Dynamics Corp.
3.60%, 11/15/42 (Call 05/15/42)[a]	300	285,399
Harris Corp.
4.85%, 04/27/35 (Call 10/27/34)	275	294,082
5.05%, 04/27/45 (Call 10/27/44)	100	109,161
6.15%, 12/15/40	50	62,477
Lockheed Martin Corp.
3.60%, 03/01/35 (Call 09/01/34)	550	522,159
3.80%, 03/01/45 (Call 09/01/44)	350	329,357
4.07%, 12/15/42[a]	325	320,668
4.09%, 09/15/52 (Call 03/15/52)	350	341,401
4.50%, 05/15/36 (Call 11/15/35)	250	265,530
4.70%, 05/15/46 (Call 11/15/45)	600	650,826
Series B 6.15%, 09/01/36	250	313,815
Northrop Grumman Corp.
3.85%, 04/15/45 (Call 10/15/44)	345	324,303
4.03%, 10/15/47 (Call 04/15/47)	675	649,188
4.75%, 06/01/43	250	269,555
5.05%, 11/15/40	250	277,978
Northrop Grumman Systems Corp.
7.75%, 02/15/31	450	609,174
Raytheon Co.
4.20%, 12/15/44 (Call 06/15/44)	100	105,278
4.70%, 12/15/41	300	335,631
4.88%, 10/15/40[a]	137	157,251
Rockwell Collins Inc.
4.35%, 04/15/47 (Call 10/15/46)	250	248,345
4.80%, 12/15/43 (Call 06/15/43)	261	282,439

Security	Principal (000s)	Value
United Technologies Corp.
3.75%, 11/01/46 (Call 05/01/46)	$700	$642,747
4.05%, 05/04/47 (Call 11/04/46)[a]	250	240,808
4.15%, 05/15/45 (Call 11/16/44)	650	633,886
4.50%, 06/01/42	1,250	1,286,137
5.40%, 05/01/35	121	137,573
5.70%, 04/15/40	280	333,228
6.05%, 06/01/36	100	121,892
6.13%, 07/15/38	200	249,058
6.70%, 08/01/28	500	620,350
7.50%, 09/15/29	164	216,173

		12,358,183
AGRICULTURE — 1.43%
Altria Group Inc.
3.88%, 09/16/46 (Call 03/16/46)[a]	350	324,527
4.25%, 08/09/42	650	642,233
4.50%, 05/02/43	350	356,720
5.38%, 01/31/44	650	745,050
Archer-Daniels-Midland Co.
4.02%, 04/16/43	799	772,697
4.54%, 03/26/42	378	392,802
BAT Capital Corp.
4.39%, 08/15/37 (Call 02/15/37)[b]	1,150	1,137,361
4.54%, 08/15/47 (Call 02/15/47)[b]	1,000	971,840
Philip Morris International Inc.
3.88%, 08/21/42[a]	76	71,404
4.13%, 03/04/43	425	413,483
4.25%, 11/10/44	850	848,631
4.38%, 11/15/41	436	440,517
4.50%, 03/20/42	100	102,681
4.88%, 11/15/43	200	216,254
6.38%, 05/16/38	725	938,817
Reynolds American Inc.
5.70%, 08/15/35 (Call 02/15/35)	225	256,181
5.85%, 08/15/45 (Call 02/15/45)	750	872,542
6.15%, 09/15/43	300	359,682
7.25%, 06/15/37	253	336,376

		10,199,798
AIRLINES — 0.16%
American Airlines Pass Through Trust
Series 2016-2, Class AA 3.20%, 12/15/29	80	76,611
Series 2016-3, Class AA 3.00%, 04/15/30	632	600,474

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value
United Airlines Pass Through Trust
Series 2016-2, Class AA 2.88%, 04/07/30	$500	$473,330

		1,150,415
APPAREL — 0.12%
NIKE Inc.
3.38%, 11/01/46 (Call 05/01/46)	200	180,450
3.63%, 05/01/43 (Call 11/01/42)	300	284,325
3.88%, 11/01/45 (Call 05/01/45)	175	172,364
VF Corp.
6.45%, 11/01/37	150	189,336

		826,475
AUTO MANUFACTURERS — 0.95%
Daimler Finance North America LLC
8.50%, 01/18/31	700	1,021,188
Ford Motor Co.
4.75%, 01/15/43	1,000	923,140
5.29%, 12/08/46 (Call 06/08/46)[a]	650	638,839
6.63%, 10/01/28	16	18,484
7.40%, 11/01/46	114	144,977
7.45%, 07/16/31	650	794,397
General Motors Co.
5.00%, 04/01/35	400	401,048
5.15%, 04/01/38 (Call 10/01/37)	250	250,433
5.20%, 04/01/45	600	590,244
5.40%, 04/01/48 (Call 10/01/47)[a]	250	253,573
6.25%, 10/02/43	350	390,674
6.60%, 04/01/36 (Call 10/01/35)	750	870,472
6.75%, 04/01/46 (Call 10/01/45)	400	470,704

		6,768,173
AUTO PARTS & EQUIPMENT — 0.05%
Aptiv PLC
4.40%, 10/01/46 (Call 04/01/46)[a]	150	145,518
BorgWarner Inc.
4.38%, 03/15/45 (Call 09/15/44)	185	181,219

		326,737
BANKS — 8.23%
Bank of America Corp.
4.88%, 04/01/44	800	885,376
5.00%, 01/21/44	700	788,984
5.88%, 02/07/42	750	936,322
6.11%, 01/29/37	900	1,085,769
7.75%, 05/14/38	600	856,932

Security	Principal (000s)	Value
(3 mo. LIBOR US + 1.190%) 3.95%, 01/23/49 (Call 01/23/48)[c]	$600	$573,936
(3 mo. LIBOR US + 1.814%) 4.24%, 04/24/38 (Call 04/24/37)[c]	500	508,870
(3 mo. LIBOR US + 1.990%) 4.44%, 01/20/48 (Call 01/20/47)[c]	800	830,000
Series L 4.75%, 04/21/45	8	8,463
Bank of America N.A.
6.00%, 10/15/36	350	432,513
Bank of New York Mellon Corp. (The)
3.00%, 10/30/28 (Call 07/30/28)	85	79,169
3.30%, 08/23/29 (Call 05/23/29)	250	237,620
Barclays PLC
4.84%, 05/09/28 (Call 05/07/27)	600	590,856
4.95%, 01/10/47	750	771,202
5.25%, 08/17/45	600	645,216
Citigroup Inc.
4.13%, 07/25/28	575	570,871
4.65%, 07/30/45[a]	475	508,036
4.75%, 05/18/46	700	716,821
5.30%, 05/06/44	550	609,669
5.88%, 01/30/42[a]	600	748,602
6.00%, 10/31/33	200	235,392
6.13%, 08/25/36	282	334,931
6.63%, 06/15/32	450	553,550
6.68%, 09/13/43	375	491,708
8.13%, 07/15/39	800	1,218,816
(3 mo. LIBOR US + 1.839%) 4.28%, 04/24/48 (Call 04/24/47)[a,c]	325	327,727
Cooperatieve Rabobank UA
5.25%, 05/24/41	575	680,708
5.25%, 08/04/45	541	600,413
5.75%, 12/01/43	350	415,205
Credit Suisse Group Funding Guernsey Ltd.
4.88%, 05/15/45[a]	786	833,970
Fifth Third Bancorp.
8.25%, 03/01/38	400	583,164
First Republic Bank/CA
4.38%, 08/01/46 (Call 02/01/46)	250	246,225
Goldman Sachs Capital I
6.35%, 02/15/34[a]	475	572,209

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value
Goldman Sachs Group Inc. (The)
4.75%, 10/21/45 (Call 04/21/45)	$750	$798,157
4.80%, 07/08/44 (Call 01/08/44)	850	911,897
5.15%, 05/22/45	890	963,087
6.13%, 02/15/33[a]	750	903,112
6.25%, 02/01/41[a]	1,150	1,458,591
6.75%, 10/01/37	2,100	2,652,678
(3 mo. LIBOR US + 1.158%) 3.81%, 04/23/29 (Call 04/23/28)[c]	1,000	976,120
(3 mo. LIBOR US + 1.373%) 4.02%, 10/31/38 (Call 10/31/37)[a,c]	1,025	989,381
HSBC Bank USA N.A./New York NY
5.63%, 08/15/35	350	417,099
HSBC Holdings PLC
5.25%, 03/14/44	800	879,648
6.10%, 01/14/42	225	289,798
6.50%, 05/02/36	900	1,111,518
6.50%, 09/15/37	800	994,624
6.80%, 06/01/38	700	900,928
7.63%, 05/17/32	300	389,091
JPMorgan Chase & Co.
4.85%, 02/01/44	550	608,712
4.95%, 06/01/45[a]	775	836,667
5.40%, 01/06/42[a]	875	1,036,219
5.50%, 10/15/40	837	996,733
5.60%, 07/15/41	846	1,023,795
5.63%, 08/16/43	475	557,731
6.40%, 05/15/38	750	980,692
(3 mo. LIBOR US + 1.360%) 3.88%, 07/24/38 (Call 07/24/37)[c]	750	724,785
(3 mo. LIBOR US + 1.380%) 3.96%, 11/15/48 (Call 11/15/47)[c]	750	713,497
(3 mo. LIBOR US + 1.460%) 4.03%, 07/24/48 (Call 07/24/47)[c]	709	685,532
(3 mo. LIBOR US + 1.580%) 4.26%, 02/22/48 (Call 02/22/47)[c]	750	749,265
KfW
0.00%, 04/18/36[d]	700	387,926
0.00%, 06/29/37[d]	750	397,433
2.88%, 04/03/28	1,375	1,355,805
Lloyds Banking Group PLC
4.34%, 01/09/48[a]	600	569,826
5.30%, 12/01/45[a]	400	438,936

Security	Principal (000s)	Value
Morgan Stanley
4.30%, 01/27/45[a]	$1,000	$1,000,000
4.38%, 01/22/47	950	962,673
6.38%, 07/24/42	1,050	1,366,323
7.25%, 04/01/32[a]	700	927,864
Regions Financial Corp.
7.38%, 12/10/37	325	427,317
Wachovia Corp.
5.50%, 08/01/35	400	453,124
Wells Fargo & Co.
3.90%, 05/01/45[a]	900	866,565
4.40%, 06/14/46	550	540,881
4.65%, 11/04/44	1,100	1,125,278
4.75%, 12/07/46	1,000	1,035,390
4.90%, 11/17/45	1,000	1,059,720
5.38%, 02/07/35	300	348,147
5.38%, 11/02/43	975	1,093,843
5.61%, 01/15/44	1,020	1,180,079
Wells Fargo Capital X
5.95%, 12/01/86	200	219,400

		58,785,132
BEVERAGES — 2.54%
Anheuser-Busch InBev Finance Inc.
4.00%, 01/17/43	200	189,656
4.63%, 02/01/44	345	354,971
4.70%, 02/01/36 (Call 08/01/35)	2,250	2,364,795
4.90%, 02/01/46 (Call 08/01/45)[a]	4,000	4,266,800
Anheuser-Busch InBev Worldwide Inc.
3.75%, 07/15/42	650	591,688
4.44%, 10/06/48 (Call 04/06/48)	833	835,499
4.95%, 01/15/42	750	808,927
8.00%, 11/15/39	136	201,855
8.20%, 01/15/39	600	900,576
Brown-Forman Corp.
4.50%, 07/15/45 (Call 01/15/45)	118	125,783
Coca-Cola FEMSA SAB de CV
5.25%, 11/26/43	271	310,013
Constellation Brands Inc.
4.10%, 02/15/48 (Call 08/15/47)	125	115,863
4.50%, 05/09/47 (Call 11/09/46)	200	199,222
Diageo Capital PLC
3.88%, 04/29/43 (Call 10/29/42)	136	135,217
5.88%, 09/30/36	350	442,043

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value
Diageo Investment Corp.
4.25%, 05/11/42	$450	$471,591
7.45%, 04/15/35	11	15,835
Dr Pepper Snapple Group Inc.
4.50%, 11/15/45 (Call 05/15/45)[b]	250	245,363
Fomento Economico Mexicano SAB de CV
4.38%, 05/10/43	364	365,565
Molson Coors Brewing Co.
4.20%, 07/15/46 (Call 01/15/46)	600	562,014
5.00%, 05/01/42	650	688,382
Pepsi-Cola Metropolitan Bottling Co. Inc.
Series B 7.00%, 03/01/29	501	655,614
PepsiCo Inc.
3.45%, 10/06/46 (Call 04/06/46)[a]	605	549,624
3.60%, 08/13/42[a]	400	376,268
4.00%, 03/05/42	207	208,695
4.00%, 05/02/47 (Call 11/02/46)[a]	250	251,210
4.25%, 10/22/44 (Call 04/22/44)	350	364,991
4.45%, 04/14/46 (Call 10/14/45)	675	724,417
4.60%, 07/17/45 (Call 01/17/45)	250	272,988
4.88%, 11/01/40	200	227,440
5.50%, 01/15/40	246	302,196

		18,125,101
BIOTECHNOLOGY — 1.62%
Amgen Inc.
4.40%, 05/01/45 (Call 11/01/44)	1,200	1,190,868
4.56%, 06/15/48 (Call 12/15/47)	1,100	1,106,347
4.66%, 06/15/51 (Call 12/15/50)	1,325	1,344,530
4.95%, 10/01/41	150	162,261
5.15%, 11/15/41 (Call 05/15/41)	175	194,642
Baxalta Inc.
5.25%, 06/23/45 (Call 12/23/44)	350	378,697
Biogen Inc.
5.20%, 09/15/45 (Call 03/15/45)	700	761,453
Celgene Corp.
4.35%, 11/15/47 (Call 05/15/47)	250	235,143
4.55%, 02/20/48 (Call 08/20/47)	250	242,785
4.63%, 05/15/44 (Call 11/15/43)[a]	500	495,390
5.00%, 08/15/45 (Call 02/15/45)[a]	600	620,388
5.25%, 08/15/43	450	485,352

Security	Principal (000s)	Value
Gilead Sciences Inc.
4.00%, 09/01/36 (Call 03/01/36)	$50	$49,414
4.15%, 03/01/47 (Call 09/01/46)	800	774,688
4.50%, 02/01/45 (Call 08/01/44)	1,025	1,042,691
4.60%, 09/01/35 (Call 03/01/35)	550	584,930
4.75%, 03/01/46 (Call 09/01/45)	750	792,232
4.80%, 04/01/44 (Call 10/01/43)	550	582,874
5.65%, 12/01/41 (Call 06/01/41)	450	530,631

		11,575,316
BUILDING MATERIALS — 0.34%
Johnson Controls International PLC
4.50%, 02/15/47 (Call 08/15/46)[a]	250	258,685
4.63%, 07/02/44 (Call 01/02/44)[e]	250	263,275
4.95%, 07/02/64 (Call 01/02/64)[e]	107	111,760
5.13%, 09/14/45 (Call 03/14/45)[a]	250	281,520
6.00%, 01/15/36	100	121,242
Martin Marietta Materials Inc.
4.25%, 12/15/47 (Call 06/15/47)	300	278,646
Masco Corp.
4.50%, 05/15/47 (Call 11/15/46)	150	144,729
Owens Corning
4.30%, 07/15/47 (Call 01/15/47)	300	276,015
7.00%, 12/01/36	173	217,653
Vulcan Materials Co.
4.50%, 06/15/47 (Call 12/15/46)[a]	200	192,854
4.70%, 03/01/48 (Call 09/01/47)[b]	250	248,483

		2,394,862
CHEMICALS — 1.49%
Agrium Inc.
4.13%, 03/15/35 (Call 09/15/34)	87	84,638
4.90%, 06/01/43 (Call 12/01/42)	250	261,880
5.25%, 01/15/45 (Call 07/15/44)	254	276,123
6.13%, 01/15/41 (Call 07/15/40)	225	269,278
7.13%, 05/23/36[a]	100	129,256
Albemarle Corp.
5.45%, 12/01/44 (Call 06/01/44)	150	168,038
Dow Chemical Co. (The)
4.25%, 10/01/34 (Call 04/01/34)	425	427,809
4.38%, 11/15/42 (Call 05/15/42)	400	399,672
4.63%, 10/01/44 (Call 04/01/44)	351	361,751
5.25%, 11/15/41 (Call 05/15/41)	400	441,976
7.38%, 11/01/29	333	435,594
9.40%, 05/15/39	300	485,382

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value
Eastman Chemical Co.
4.65%, 10/15/44 (Call 04/15/44)	$375	$387,757
4.80%, 09/01/42 (Call 03/01/42)	208	221,387
EI du Pont de Nemours & Co.
4.15%, 02/15/43[a]	398	392,277
4.90%, 01/15/41	345	372,793
5.60%, 12/15/36	11	12,879
International Flavors & Fragrances Inc.
4.38%, 06/01/47 (Call 12/01/46)	200	199,062
Lubrizol Corp. (The)
6.50%, 10/01/34	120	154,546
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	401	421,487
5.25%, 07/15/43	300	330,099
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)[a]	380	372,712
Methanex Corp.
5.65%, 12/01/44 (Call 06/01/44)	150	152,358
Monsanto Co.
3.95%, 04/15/45 (Call 10/15/44)	150	139,854
4.20%, 07/15/34 (Call 01/15/34)	250	248,875
4.40%, 07/15/44 (Call 01/15/44)[a]	475	468,754
4.65%, 11/15/43 (Call 05/15/43)	24	24,678
4.70%, 07/15/64 (Call 01/15/64)	300	296,448
Mosaic Co. (The)
5.45%, 11/15/33 (Call 05/15/33)[a]	208	221,012
5.63%, 11/15/43 (Call 05/15/43)	200	209,098
Potash Corp. of Saskatchewan Inc.
5.63%, 12/01/40	350	400,074
5.88%, 12/01/36	101	117,621
Praxair Inc.
3.55%, 11/07/42 (Call 05/07/42)	300	287,328
Rohm & Haas Co.
7.85%, 07/15/29	100	134,095
RPM International Inc.
4.25%, 01/15/48 (Call 07/15/47)	150	139,127
Sherwin-Williams Co. (The)
4.00%, 12/15/42 (Call 06/15/42)	200	187,296
4.50%, 06/01/47 (Call 12/01/46)	650	649,987
Westlake Chemical Corp.
4.38%, 11/15/47 (Call 05/15/47)	105	100,767
5.00%, 08/15/46 (Call 02/15/46)	225	236,578

		10,620,346

Security	Principal (000s)	Value
COMMERCIAL SERVICES — 0.64%
California Institute of Technology
4.32%, 08/01/45	$12	$12,878
4.70%, 11/01/11	100	105,469
Cleveland Clinic Foundation (The)
4.86%, 01/01/14	200	207,934
Ecolab Inc.
3.95%, 12/01/47 (Call 06/01/47)[b]	525	502,325
5.50%, 12/08/41	41	48,427
George Washington University (The)
4.87%, 09/15/45	16	17,927
Johns Hopkins University
Series 2013 4.08%, 07/01/53	11	10,965
Massachusetts Institute of Technology
3.96%, 07/01/38	9	9,324
4.68%, 07/01/14	400	427,076
5.60%, 07/01/11	375	467,861
Moody’s Corp.
5.25%, 07/15/44[a]	250	285,492
President and Fellows of Harvard College
3.15%, 07/15/46 (Call 01/15/46)	375	338,816
3.30%, 07/15/56 (Call 01/15/56)	250	225,000
Princeton University
5.70%, 03/01/39	350	445,781
S&P Global Inc.
6.55%, 11/15/37	161	205,433
University of Notre Dame du Lac
Series 2015 3.44%, 02/15/45	9	8,398
University of Southern California
3.03%, 10/01/39	275	246,293
5.25%, 10/01/11	250	290,290
Verisk Analytics Inc.
5.50%, 06/15/45 (Call 12/15/44)	111	120,856
Western Union Co. (The)
6.20%, 11/17/36	175	183,785
William Marsh Rice University
3.57%, 05/15/45	451	434,047

		4,594,377

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value
COMPUTERS — 1.71%
Apple Inc.
3.45%, 02/09/45	$750	$684,263
3.75%, 09/12/47 (Call 03/12/47)	500	476,590
3.75%, 11/13/47 (Call 05/13/47)[a]	500	476,335
3.85%, 05/04/43	750	731,895
3.85%, 08/04/46 (Call 02/04/46)	845	818,737
4.25%, 02/09/47 (Call 08/09/46)	500	515,350
4.38%, 05/13/45	750	786,067
4.45%, 05/06/44	725	770,559
4.50%, 02/23/36 (Call 08/23/35)	500	545,440
4.65%, 02/23/46 (Call 08/23/45)	1,300	1,418,469
Dell International LLC/EMC Corp.
8.10%, 07/15/36 (Call 01/15/36)[b]	600	736,008
8.35%, 07/15/46 (Call 01/15/46)[b]	850	1,075,241
Hewlett Packard Enterprise Co.
6.20%, 10/15/35 (Call 04/15/35)	250	268,058
6.35%, 10/15/45 (Call 04/15/45)	650	684,794
HP Inc.
6.00%, 09/15/41	450	475,772
International Business Machines Corp.
4.00%, 06/20/42	425	427,597
4.70%, 02/19/46[a]	400	450,868
5.60%, 11/30/39	300	371,094
5.88%, 11/29/32	341	426,809
Seagate HDD Cayman
5.75%, 12/01/34 (Call 06/01/34)[a]	100	94,881

		12,234,827
COSMETICS & PERSONAL CARE — 0.41%
Colgate-Palmolive Co.
3.70%, 08/01/47 (Call 02/01/47)[a]	275	261,211
4.00%, 08/15/45	250	249,762
Estee Lauder Companies Inc. (The)
4.15%, 03/15/47 (Call 09/15/46)[a]	125	128,483
4.38%, 06/15/45 (Call 12/15/44)	250	264,135
6.00%, 05/15/37	150	188,909
Procter & Gamble Co. (The)
3.50%, 10/25/47[a]	300	281,616
5.55%, 03/05/37	700	878,248
Unilever Capital Corp.
5.90%, 11/15/32	525	659,337

		2,911,701

Security	Principal (000s)	Value
DISTRIBUTION & WHOLESALE — 0.11%
WW Grainger Inc.
3.75%, 05/15/46 (Call 11/15/45)	$250	$231,978
4.20%, 05/15/47 (Call 11/15/46)	150	151,386
4.60%, 06/15/45 (Call 12/15/44)	400	425,132

		808,496
DIVERSIFIED FINANCIAL SERVICES — 1.50%
American Express Co.
4.05%, 12/03/42	500	495,875
AXA Financial Inc.
7.00%, 04/01/28	14	17,135
Brookfield Finance Inc.
4.70%, 09/20/47 (Call 03/20/47)	350	340,273
CME Group Inc.
5.30%, 09/15/43 (Call 03/15/43)[a]	100	121,716
Credit Suisse USA Inc.
7.13%, 07/15/32	368	490,150
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/35	4,500	4,416,345
Invesco Finance PLC
5.38%, 11/30/43	41	47,627
Jefferies Group LLC
6.25%, 01/15/36	300	330,888
6.50%, 01/20/43	150	168,221
Jefferies Group LLC/Jefferies Group Capital Finance Inc.
4.15%, 01/23/30	250	237,545
Legg Mason Inc.
5.63%, 01/15/44	250	267,438
Mastercard Inc.
3.80%, 11/21/46 (Call 05/21/46)[a]	150	147,102
3.95%, 02/26/48 (Call 08/26/47)	145	146,195
National Rural Utilities Cooperative Finance Corp.
4.02%, 11/01/32 (Call 05/01/32)	150	152,261
Series C 8.00%, 03/01/32	271	381,210
Raymond James Financial Inc.
4.95%, 07/15/46	250	270,060
Visa Inc.
3.65%, 09/15/47 (Call 03/15/47)[a]	300	286,782
4.15%, 12/14/35 (Call 06/14/35)	1,000	1,053,640
4.30%, 12/14/45 (Call 06/14/45)	1,250	1,324,850

		10,695,313

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value
ELECTRIC — 9.05%
AEP Transmission Co. LLC
3.75%, 12/01/47 (Call 06/01/47)[b]	$300	$288,471
4.00%, 12/01/46 (Call 06/01/46)[a]	150	150,570
Alabama Power Co.
3.75%, 03/01/45 (Call 09/01/44)	400	387,060
3.85%, 12/01/42	50	49,076
4.15%, 08/15/44 (Call 02/15/44)	302	308,889
4.30%, 01/02/46 (Call 07/02/45)[a]	300	314,652
6.00%, 03/01/39	270	338,153
6.13%, 05/15/38	200	251,112
Ameren Illinois Co.
3.70%, 12/01/47 (Call 06/01/47)	475	457,648
4.15%, 03/15/46 (Call 09/15/45)	350	361,704
Appalachian Power Co.
4.40%, 05/15/44 (Call 11/15/43)[a]	11	11,492
4.45%, 06/01/45 (Call 12/01/44)	300	315,927
7.00%, 04/01/38[a]	100	136,744
Arizona Public Service Co.
3.75%, 05/15/46 (Call 11/15/45)	275	264,206
4.50%, 04/01/42 (Call 10/01/41)	251	268,515
5.05%, 09/01/41 (Call 03/01/41)	100	113,712
Berkshire Hathaway Energy Co.
4.50%, 02/01/45 (Call 08/01/44)[a]	400	419,652
5.15%, 11/15/43 (Call 05/15/43)	370	427,968
5.95%, 05/15/37	350	436,380
6.13%, 04/01/36	1,600	2,037,376
Black Hills Corp.
4.20%, 09/15/46 (Call 03/15/46)	150	147,311
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	325	306,923
3.95%, 03/01/48 (Call 09/01/47)	140	140,444
4.50%, 04/01/44 (Call 10/01/43)	200	218,534
Cleco Corporate Holdings LLC
4.97%, 05/01/46 (Call 11/01/45)	150	151,571
CMS Energy Corp.
4.88%, 03/01/44 (Call 09/01/43)	150	164,217
Commonwealth Edison Co.
3.70%, 03/01/45 (Call 09/01/44)	200	191,052
3.80%, 10/01/42 (Call 04/01/42)	311	302,687
4.35%, 11/15/45 (Call 05/15/45)	100	105,470
4.60%, 08/15/43 (Call 02/15/43)	233	254,236
4.70%, 01/15/44 (Call 07/15/43)	261	290,498
5.90%, 03/15/36	500	621,675

Security	Principal (000s)	Value
Consolidated Edison Co. of New York Inc.
4.30%, 12/01/56 (Call 06/01/56)[a]	$130	$132,890
5.50%, 12/01/39	200	241,514
6.30%, 08/15/37	8	10,370
3.85%, 06/15/46 (Call 12/15/45)[a]	500	487,985
3.95%, 03/01/43 (Call 09/01/42)	450	447,039
4.45%, 03/15/44 (Call 09/15/43)	476	506,892
4.50%, 12/01/45 (Call 06/01/45)	207	223,144
5.70%, 06/15/40	335	414,459
Series 05-A 5.30%, 03/01/35	100	115,366
Series 06-A 5.85%, 03/15/36	325	397,270
Series 06-B 6.20%, 06/15/36	311	394,650
Series 08-B 6.75%, 04/01/38	200	275,048
Series 12-A 4.20%, 03/15/42	8	8,208
Series 2017 3.88%, 06/15/47 (Call 12/15/46)	150	146,972
Consumers Energy Co.
3.25%, 08/15/46 (Call 02/15/46)	200	178,384
3.95%, 05/15/43 (Call 11/15/42)[a]	75	75,526
3.95%, 07/15/47 (Call 01/15/47)	250	252,552
Delmarva Power & Light Co.
4.15%, 05/15/45 (Call 11/15/44)	250	254,575
Dominion Energy Inc.
4.70%, 12/01/44 (Call 06/01/44)[a]	75	79,015
6.30%, 03/15/33[a]	275	335,382
7.00%, 06/15/38	230	303,634
Series B 5.95%, 06/15/35	375	449,370
Series C 4.05%, 09/15/42 (Call 03/15/42)	155	149,282
4.90%, 08/01/41 (Call 02/01/41)	62	66,802
Series F 5.25%, 08/01/33	475	530,010
DTE Electric Co.
3.70%, 03/15/45 (Call 09/15/44)	216	208,548
3.70%, 06/01/46 (Call 12/01/45)	385	369,939
4.30%, 07/01/44 (Call 01/01/44)	103	108,503
Series A 4.00%, 04/01/43 (Call 10/01/42)[a]	208	208,936

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value
DTE Energy Co.
6.38%, 04/15/33	$135	$166,794
Duke Energy Carolinas LLC
3.70%, 12/01/47 (Call 06/01/47)	250	239,503
3.75%, 06/01/45 (Call 12/01/44)	315	303,562
3.88%, 03/15/46 (Call 09/15/45)	250	246,710
3.95%, 03/15/48 (Call 09/15/47)	250	248,480
4.00%, 09/30/42 (Call 03/30/42)	250	251,382
4.25%, 12/15/41 (Call 06/15/41)	300	313,860
5.30%, 02/15/40[a]	510	607,104
6.00%, 01/15/38	57	72,243
6.05%, 04/15/38	550	704,885
6.10%, 06/01/37	500	628,125
6.45%, 10/15/32	86	108,759
Series A 6.00%, 12/01/28	16	19,015
Duke Energy Corp.
3.75%, 09/01/46 (Call 03/01/46)[a]	400	364,032
4.80%, 12/15/45 (Call 06/15/45)	126	136,392
Duke Energy Florida LLC
3.40%, 10/01/46 (Call 04/01/46)	230	207,672
3.85%, 11/15/42 (Call 05/15/42)	280	274,190
5.65%, 04/01/40	100	124,319
6.35%, 09/15/37	100	131,976
6.40%, 06/15/38	200	266,632
Duke Energy Florida Project Finance LLC
Series 2026 2.54%, 09/01/31	200	187,050
Duke Energy Indiana LLC
3.75%, 05/15/46 (Call 11/15/45)	450	428,395
6.12%, 10/15/35	250	314,510
6.35%, 08/15/38	46	60,599
6.45%, 04/01/39	300	400,551
Duke Energy Progress LLC
3.70%, 10/15/46 (Call 04/15/46)	300	286,689
4.10%, 05/15/42 (Call 11/15/41)	300	305,439
4.10%, 03/15/43 (Call 09/15/42)	186	189,463
4.15%, 12/01/44 (Call 06/01/44)[a]	300	307,320
4.20%, 08/15/45 (Call 02/15/45)[a]	250	257,297
4.38%, 03/30/44 (Call 09/30/43)[a]	300	319,302
6.30%, 04/01/38	250	329,305

Security	Principal (000s)	Value
El Paso Electric Co.
5.00%, 12/01/44 (Call 06/01/44)	$200	$204,218
6.00%, 05/15/35	150	172,694
Emera U.S. Finance LP
4.75%, 06/15/46 (Call 12/15/45)	450	451,629
Entergy Louisiana LLC
3.05%, 06/01/31 (Call 03/01/31)[a]	150	138,579
3.25%, 04/01/28 (Call 01/01/28)	150	145,056
4.95%, 01/15/45 (Call 01/15/25)	100	101,153
Entergy Mississippi Inc.
2.85%, 06/01/28 (Call 03/01/28)[a]	250	232,840
Exelon Corp.
4.45%, 04/15/46 (Call 10/15/45)	675	687,508
4.95%, 06/15/35 (Call 12/15/34)	375	410,959
5.10%, 06/15/45 (Call 12/15/44)[a]	69	76,922
5.63%, 06/15/35[a]	300	352,512
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)[a]	450	470,479
5.75%, 10/01/41 (Call 04/01/41)	20	21,163
6.25%, 10/01/39	500	559,105
FirstEnergy Corp.
Series C 4.85%, 07/15/47 (Call 01/15/47)	450	471,951
7.38%, 11/15/31	450	593,028
Florida Power & Light Co.
3.70%, 12/01/47 (Call 06/01/47)	525	505,081
3.80%, 12/15/42 (Call 06/15/42)	200	196,102
4.05%, 06/01/42 (Call 12/01/41)	200	203,604
4.05%, 10/01/44 (Call 04/01/44)	400	408,008
4.13%, 02/01/42 (Call 08/01/41)	225	232,061
4.95%, 06/01/35	200	225,958
5.25%, 02/01/41 (Call 08/01/40)	200	238,572
5.65%, 02/01/37	96	117,553
5.69%, 03/01/40	124	154,945
5.95%, 02/01/38	350	445,599
Georgia Power Co.
4.30%, 03/15/42	625	640,694
4.30%, 03/15/43	21	21,254
5.40%, 06/01/40	200	231,936
5.95%, 02/01/39	114	139,429
Series 10-C 4.75%, 09/01/40	263	282,246

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value
Iberdrola International BV
6.75%, 07/15/36	$250	$313,955
Indiana Michigan Power Co.
6.05%, 03/15/37	105	129,910
Series K 4.55%, 03/15/46 (Call 09/15/45)	300	322,128
Interstate Power & Light Co.
3.70%, 09/15/46 (Call 03/15/46)	325	304,483
6.25%, 07/15/39	5	6,355
John Sevier Combined Cycle Generation LLC
4.63%, 01/15/42	229	245,234
Kansas City Power & Light Co.
4.20%, 03/15/48 (Call 09/15/47)	225	227,016
5.30%, 10/01/41 (Call 04/01/41)	250	288,230
Kentucky Utilities Co.
5.13%, 11/01/40 (Call 05/01/40)	314	366,391
MidAmerican Energy Co.
3.65%, 08/01/48 (Call 02/01/48)	650	615,140
4.25%, 05/01/46 (Call 11/01/45)	111	116,251
4.40%, 10/15/44 (Call 04/15/44)[a]	225	240,617
4.80%, 09/15/43 (Call 03/15/43)[a]	200	226,210
5.75%, 11/01/35	11	13,371
6.75%, 12/30/31	11	14,340
Mississippi Power Co.
Series 12-A 4.25%, 03/15/42	350	323,092
Nevada Power Co.
6.65%, 04/01/36	100	132,326
Northern States Power Co./MN
3.40%, 08/15/42 (Call 02/15/42)	350	324,198
3.60%, 05/15/46 (Call 11/15/45)	50	47,160
4.00%, 08/15/45 (Call 02/15/45)	90	90,527
4.13%, 05/15/44 (Call 11/15/43)	7	7,185
5.35%, 11/01/39	5	5,941
6.25%, 06/01/36	106	136,559
NorthWestern Corp.
4.18%, 11/15/44 (Call 05/15/44)	161	163,059
NSTAR Electric Co.
4.40%, 03/01/44 (Call 09/01/43)	100	107,093
5.50%, 03/15/40	241	290,424
Oglethorpe Power Corp.
5.25%, 09/01/50[a]	25	26,763
5.38%, 11/01/40	175	196,378
5.95%, 11/01/39	5	5,998

Security	Principal (000s)	Value
Ohio Edison Co.
6.88%, 07/15/36	$200	$261,986
Oklahoma Gas & Electric Co.
4.15%, 04/01/47 (Call 10/01/46)	200	206,180
Oncor Electric Delivery Co. LLC
3.80%, 09/30/47 (Call 03/30/47)[a,b]	350	338,394
4.55%, 12/01/41 (Call 06/01/41)	150	162,684
5.25%, 09/30/40	305	360,129
5.30%, 06/01/42 (Call 12/01/41)	225	267,633
7.25%, 01/15/33	200	274,538
Pacific Gas & Electric Co.
3.95%, 12/01/47 (Call 06/01/47)[a,b]	300	270,081
4.00%, 12/01/46 (Call 06/01/46)[a]	350	322,588
4.25%, 03/15/46 (Call 09/15/45)	11	10,477
4.30%, 03/15/45 (Call 09/15/44)	107	102,741
4.45%, 04/15/42 (Call 10/15/41)	200	198,446
4.60%, 06/15/43 (Call 12/15/42)	13	13,109
4.75%, 02/15/44 (Call 08/15/43)	225	228,722
5.13%, 11/15/43 (Call 05/15/43)	300	321,507
5.40%, 01/15/40	275	305,844
5.80%, 03/01/37[a]	466	539,395
6.05%, 03/01/34[a]	1,250	1,463,450
6.25%, 03/01/39	400	487,152
6.35%, 02/15/38	71	86,898
PacifiCorp
4.10%, 02/01/42 (Call 08/01/41)	245	250,218
6.00%, 01/15/39	300	386,457
6.10%, 08/01/36	105	133,490
6.25%, 10/15/37	50	65,066
6.35%, 07/15/38	150	197,709
PECO Energy Co.
3.90%, 03/01/48 (Call 09/01/47)	250	248,618
4.15%, 10/01/44 (Call 04/01/44)	200	205,154
5.95%, 10/01/36	111	139,101
Potomac Electric Power Co.
4.15%, 03/15/43 (Call 09/15/42)	66	67,797
6.50%, 11/15/37	175	231,215
PPL Capital Funding Inc.
4.00%, 09/15/47 (Call 03/15/47)[a]	250	237,513
4.70%, 06/01/43 (Call 12/01/42)	400	422,164
5.00%, 03/15/44 (Call 09/15/43)	300	328,437
PPL Electric Utilities Corp.
3.95%, 06/01/47 (Call 12/01/46)	200	199,472
6.25%, 05/15/39	61	80,357

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value
Progress Energy Inc.
7.75%, 03/01/31	$34	$46,244
PSEG Power LLC
8.63%, 04/15/31	300	391,356
Public Service Co. of Colorado
3.60%, 09/15/42 (Call 03/15/42)	200	188,874
3.80%, 06/15/47 (Call 12/15/46)	400	389,620
4.30%, 03/15/44 (Call 09/15/43)	300	315,381
6.25%, 09/01/37[a]	60	77,939
6.50%, 08/01/38	100	133,924
Public Service Electric & Gas Co.
3.60%, 12/01/47 (Call 06/01/47)	220	207,920
3.65%, 09/01/42 (Call 03/01/42)	75	72,067
3.80%, 03/01/46 (Call 09/01/45)	225	220,601
3.95%, 05/01/42 (Call 11/01/41)	200	202,088
5.50%, 03/01/40[a]	107	130,438
5.80%, 05/01/37	100	123,162
Puget Sound Energy Inc.
4.30%, 05/20/45 (Call 11/20/44)	111	116,381
5.64%, 04/15/41 (Call 10/15/40)	235	288,415
5.76%, 10/01/39	200	246,084
5.80%, 03/15/40	56	69,976
6.27%, 03/15/37	5	6,446
San Diego Gas & Electric Co.
4.50%, 08/15/40[a]	100	109,377
6.00%, 06/01/39	163	208,668
Series RRR 3.75%, 06/01/47 (Call 12/01/46)	200	194,712
South Carolina Electric & Gas Co.
4.10%, 06/15/46 (Call 12/15/45)[a]	250	238,713
4.35%, 02/01/42 (Call 08/01/41)	100	99,153
4.50%, 06/01/64 (Call 12/01/63)	250	236,578
4.60%, 06/15/43 (Call 12/15/42)	116	118,972
5.10%, 06/01/65 (Call 12/01/64)	150	156,797
5.30%, 05/15/33[a]	5	5,487
6.05%, 01/15/38	248	295,943
Southern California Edison Co.
4.00%, 04/01/47 (Call 10/01/46)	350	350,973
4.05%, 03/15/42 (Call 09/15/41)	50	50,441
4.50%, 09/01/40 (Call 03/01/40)[a]	48	51,191
4.65%, 10/01/43 (Call 04/01/43)	350	382,056
5.50%, 03/15/40[a]	217	264,937
5.63%, 02/01/36	75	89,651

Security	Principal (000s)	Value
5.75%, 04/01/35	$105	$127,266
6.00%, 01/15/34	266	327,590
6.05%, 03/15/39	150	192,027
6.65%, 04/01/29	250	303,330
Series 05-E 5.35%, 07/15/35	300	350,370
Series 06-E 5.55%, 01/15/37	130	155,505
Series 08-A 5.95%, 02/01/38	200	251,868
Series 13-A 3.90%, 03/15/43 (Call 09/15/42)	205	202,296
Series C 3.60%, 02/01/45 (Call 08/01/44)	200	187,074
Southern Co. (The)
4.25%, 07/01/36 (Call 01/01/36)	250	250,852
4.40%, 07/01/46 (Call 01/01/46)	550	551,336
Southern Power Co.
5.15%, 09/15/41	250	269,925
Southwestern Electric Power Co.
3.90%, 04/01/45 (Call 10/01/44)	300	288,162
6.20%, 03/15/40	100	126,230
Series L 3.85%, 02/01/48 (Call 08/01/47)	100	95,570
Southwestern Public Service Co.
3.40%, 08/15/46 (Call 02/15/46)	500	450,495
3.70%, 08/15/47 (Call 02/15/47)	250	238,463
4.50%, 08/15/41 (Call 02/15/41)	100	107,106
Tampa Electric Co.
4.10%, 06/15/42 (Call 12/15/41)	75	72,716
4.35%, 05/15/44 (Call 11/15/43)	150	151,232
Toledo Edison Co. (The)
6.15%, 05/15/37	200	247,848
TransAlta Corp.
6.50%, 03/15/40	100	98,853
Union Electric Co.
3.90%, 09/15/42 (Call 03/15/42)	250	248,428
8.45%, 03/15/39	111	172,666
Virginia Electric & Power Co.
4.00%, 01/15/43 (Call 07/15/42)	116	115,046
4.20%, 05/15/45 (Call 11/15/44)	7	7,175
4.45%, 02/15/44 (Call 08/15/43)	300	319,572
8.88%, 11/15/38	300	492,960

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value
Series A 6.00%, 05/15/37	$395	$494,895
Series B 6.00%, 01/15/36	250	310,325
Series D 4.65%, 08/15/43 (Call 02/15/43)[a]	71	77,514
Westar Energy Inc.
4.10%, 04/01/43 (Call 10/01/42)	105	106,659
4.13%, 03/01/42 (Call 09/01/41)	300	304,179
4.25%, 12/01/45 (Call 06/01/45)	200	207,996
Wisconsin Power & Light Co.
6.38%, 08/15/37	140	181,476
Wisconsin Public Service Corp.
4.75%, 11/01/44 (Call 05/01/44)	205	230,240
Xcel Energy Inc.
6.50%, 07/01/36	50	64,991

		64,702,440
ELECTRONICS — 0.35%
Corning Inc.
4.38%, 11/15/57 (Call 05/15/57)	350	328,825
4.75%, 03/15/42	200	212,322
5.75%, 08/15/40	200	234,186
Fortive Corp.
4.30%, 06/15/46 (Call 12/15/45)	225	227,018
Honeywell International Inc.
3.81%, 11/21/47 (Call 05/21/47)[a]	661	645,691
Koninklijke Philips NV
5.00%, 03/15/42[a]	519	574,357
Tyco Electronics Group SA
7.13%, 10/01/37	200	275,740

		2,498,139
ENGINEERING & CONSTRUCTION — 0.05%
ABB Finance USA Inc.
4.38%, 05/08/42	357	367,653

		367,653
ENVIRONMENTAL CONTROL — 0.10%
Waste Management Inc.
3.90%, 03/01/35 (Call 09/01/34)	250	249,993
4.10%, 03/01/45 (Call 09/01/44)	433	430,670
7.00%, 07/15/28	18	22,630

		703,293

Security	Principal (000s)	Value
FOOD — 1.47%
Ahold Finance USA LLC
6.88%, 05/01/29	$11	$13,199
Campbell Soup Co.
3.80%, 08/02/42	6	5,345
Conagra Brands Inc.
7.00%, 10/01/28	150	180,459
8.25%, 09/15/30	200	267,938
General Mills Inc.
4.15%, 02/15/43 (Call 08/15/42)	5	4,827
5.40%, 06/15/40	401	458,207
Hershey Co. (The)
3.38%, 08/15/46 (Call 02/15/46)	100	89,120
JM Smucker Co. (The)
4.25%, 03/15/35	500	503,535
4.38%, 03/15/45	100	99,459
Kellogg Co.
4.50%, 04/01/46	175	173,703
Series B 7.45%, 04/01/31	275	353,064
Koninklijke Ahold Delhaize NV
5.70%, 10/01/40	500	564,410
Kraft Heinz Foods Co.
4.38%, 06/01/46 (Call 12/01/45)	1,310	1,197,026
5.00%, 07/15/35 (Call 01/15/35)	350	364,161
5.00%, 06/04/42	900	895,320
5.20%, 07/15/45 (Call 01/15/45)	700	713,237
6.50%, 02/09/40	400	474,988
6.88%, 01/26/39	300	369,435
Kroger Co. (The)
3.88%, 10/15/46 (Call 04/15/46)	250	216,008
4.45%, 02/01/47 (Call 08/01/46)[a]	225	211,253
5.00%, 04/15/42 (Call 10/15/41)	100	101,096
5.15%, 08/01/43 (Call 02/01/43)	250	258,035
5.40%, 07/15/40 (Call 01/15/40)	200	211,956
6.90%, 04/15/38	350	435,232
7.50%, 04/01/31	250	315,685
McCormick &Co. Inc./MD
4.20%, 08/15/47 (Call 02/15/47)	200	197,976
Mondelez International Inc.
6.50%, 02/09/40	222	278,108
Sysco Corp.
4.50%, 04/01/46 (Call 10/01/45)	226	231,203
4.85%, 10/01/45 (Call 04/01/45)	100	107,502
5.38%, 09/21/35	258	292,827

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value
Tyson Foods Inc.
4.88%, 08/15/34 (Call 02/15/34)	$376	$403,918
5.15%, 08/15/44 (Call 02/15/44)	445	492,570

		10,480,802
FOREST PRODUCTS & PAPER — 0.44%
Celulosa Arauco y Constitucion SA
5.50%, 11/02/47 (Call 05/02/47)[b]	200	204,104
Georgia-Pacific LLC
7.75%, 11/15/29	500	681,585
8.88%, 05/15/31	14	20,936
International Paper Co.
4.35%, 08/15/48 (Call 02/15/48)	276	269,221
4.40%, 08/15/47 (Call 02/15/47)	750	737,190
4.80%, 06/15/44 (Call 12/15/43)	200	208,800
5.00%, 09/15/35 (Call 03/15/35)	50	54,314
5.15%, 05/15/46 (Call 11/15/45)	150	164,187
6.00%, 11/15/41 (Call 05/15/41)[a]	325	387,185
7.30%, 11/15/39	330	443,032

		3,170,554
GAS — 0.83%
Atmos Energy Corp.
4.13%, 10/15/44 (Call 04/15/44)	500	508,780
4.15%, 01/15/43 (Call 07/15/42)	100	101,641
5.50%, 06/15/41 (Call 12/15/40)	5	5,988
CenterPoint Energy Resources Corp.
4.10%, 09/01/47 (Call 03/01/47)[a]	165	162,053
5.85%, 01/15/41 (Call 07/15/40)	100	121,703
Dominion Energy Gas Holdings LLC
4.60%, 12/15/44 (Call 06/15/44)[a]	225	233,123
4.80%, 11/01/43 (Call 05/01/43)	115	121,223
KeySpan Corp.
5.80%, 04/01/35	180	212,503
NiSource Inc.
4.80%, 02/15/44 (Call 08/15/43)	615	664,225
5.25%, 02/15/43 (Call 08/15/42)[a]	225	254,938
5.65%, 02/01/45 (Call 08/01/44)	276	330,148
5.95%, 06/15/41 (Call 12/15/40)	200	242,698
ONE Gas Inc.
4.66%, 02/01/44 (Call 08/01/43)[a]	225	245,327
Piedmont Natural Gas Co. Inc.
4.65%, 08/01/43 (Call 02/01/43)	153	163,191

Security	Principal (000s)	Value
Sempra Energy
3.80%, 02/01/38 (Call 08/01/37)	$635	$602,291
4.00%, 02/01/48 (Call 08/01/47)	450	421,290
6.00%, 10/15/39	250	309,010
Southern California Gas Co.
3.75%, 09/15/42 (Call 03/15/42)	5	4,885
Southern Co. Gas Capital Corp.
3.95%, 10/01/46 (Call 04/01/46)	450	418,360
4.40%, 06/01/43 (Call 12/01/42)	6	6,044
4.40%, 05/30/47 (Call 11/30/46)	90	90,531
5.88%, 03/15/41 (Call 09/15/40)	450	533,124
Southwest Gas Corp.
3.80%, 09/29/46 (Call 03/29/46)	200	190,050

		5,943,126
HAND & MACHINE TOOLS — 0.06%
Snap-On Inc.
4.10%, 03/01/48 (Call 09/01/47)	195	195,478
Stanley Black & Decker Inc.
5.20%, 09/01/40	200	223,840

		419,318
HEALTH CARE – PRODUCTS — 1.52%
Abbott Laboratories
4.75%, 11/30/36 (Call 05/30/36)	950	1,015,531
4.75%, 04/15/43 (Call 10/15/42)	350	371,518
4.90%, 11/30/46 (Call 05/30/46)	850	918,025
5.30%, 05/27/40	550	617,325
6.00%, 04/01/39	450	545,755
Baxter International Inc.
3.50%, 08/15/46 (Call 02/15/46)	200	173,708
Becton Dickinson and Co.
4.67%, 06/06/47 (Call 12/06/46)[a]	600	598,152
4.69%, 12/15/44 (Call 06/15/44)[a]	500	501,525
5.00%, 11/12/40	100	104,391
Boston Scientific Corp.
7.00%, 11/15/35	100	129,196
7.38%, 01/15/40	200	267,448
Danaher Corp.
4.38%, 09/15/45 (Call 03/15/45)	100	106,151
Medtronic Inc.
4.38%, 03/15/35	1,000	1,055,220
4.50%, 03/15/42 (Call 09/15/41)	86	90,205
4.63%, 03/15/44 (Call 09/15/43)	350	380,992
4.63%, 03/15/45	1,800	1,954,656

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value
5.55%, 03/15/40	$250	$299,453
6.50%, 03/15/39	100	132,034
Stryker Corp.
4.10%, 04/01/43 (Call 10/01/42)	250	243,943
4.38%, 05/15/44 (Call 11/15/43)	100	100,911
4.63%, 03/15/46 (Call 09/15/45)	450	477,526
Thermo Fisher Scientific Inc.
4.10%, 08/15/47 (Call 02/15/47)[a]	400	384,464
5.30%, 02/01/44 (Call 08/01/43)[a]	150	170,930
Zimmer Biomet Holdings Inc.
4.45%, 08/15/45 (Call 02/15/45)	50	47,208
5.75%, 11/30/39	150	168,473

		10,854,740
HEALTH CARE – SERVICES — 2.01%
Aetna Inc.
3.88%, 08/15/47 (Call 02/15/47)	385	340,941
4.13%, 11/15/42 (Call 05/15/42)	200	187,560
4.50%, 05/15/42 (Call 11/15/41)	250	244,998
4.75%, 03/15/44 (Call 09/15/43)	225	231,190
6.63%, 06/15/36	200	251,878
6.75%, 12/15/37[a]	185	239,446
Anthem Inc.
4.38%, 12/01/47 (Call 06/01/47)[a]	750	732,937
4.55%, 03/01/48	250	249,455
4.63%, 05/15/42	400	404,656
4.65%, 01/15/43	300	306,582
4.65%, 08/15/44 (Call 02/15/44)	200	204,314
5.10%, 01/15/44	375	404,340
Ascension Health
3.95%, 11/15/46	508	505,379
4.85%, 11/15/53	11	12,149
Baylor Scott & White Holdings
3.97%, 11/15/46 (Call 05/15/46)	250	245,080
4.19%, 11/15/45 (Call 05/15/45)	16	16,415
Catholic Health Initiatives
4.35%, 11/01/42	400	365,856
Cigna Corp.
3.88%, 10/15/47 (Call 04/15/47)[a]	425	377,757
Dignity Health
4.50%, 11/01/42	100	93,592
5.27%, 11/01/64	100	99,944

Security	Principal (000s)	Value
Humana Inc.
4.63%, 12/01/42 (Call 06/01/42)	$200	$203,918
4.80%, 03/15/47 (Call 09/15/46)	175	182,880
4.95%, 10/01/44 (Call 04/01/44)	275	291,181
Johns Hopkins Health System Corp. (The)
3.84%, 05/15/46	60	58,252
Kaiser Foundation Hospitals
4.15%, 05/01/47 (Call 11/01/46)	650	665,749
4.88%, 04/01/42[a]	300	340,794
Laboratory Corp. of America Holdings
4.70%, 02/01/45 (Call 08/01/44)	398	398,410
Mayo Clinic
Series 2013 4.00%, 11/15/47	11	10,621
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	25	24,873
Series 2015 4.20%, 07/01/55	550	559,443
New York and Presbyterian Hospital (The)
4.02%, 08/01/45	21	20,733
4.06%, 08/01/56	350	341,575
Northwell Healthcare Inc.
3.98%, 11/01/46 (Call 11/01/45)	400	372,136
Providence St Joseph Health Obligated Group
Series I 3.74%, 10/01/47	250	229,690
Quest Diagnostics Inc.
4.70%, 03/30/45 (Call 09/30/44)	22	22,345
Texas Health Resources
4.33%, 11/15/55	9	9,048
UnitedHealth Group Inc.
3.75%, 10/15/47 (Call 04/15/47)	350	328,604
3.95%, 10/15/42 (Call 04/15/42)	7	6,823
4.20%, 01/15/47 (Call 07/15/46)[a]	250	253,213
4.25%, 03/15/43 (Call 09/15/42)	350	358,568
4.25%, 04/15/47 (Call 10/15/46)[a]	276	284,145
4.38%, 03/15/42 (Call 09/15/41)	550	572,550
4.63%, 07/15/35	200	217,884
4.63%, 11/15/41 (Call 05/15/41)	100	107,181

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value
4.75%, 07/15/45	$825	$910,313
5.70%, 10/15/40 (Call 04/15/40)	100	123,005
5.80%, 03/15/36	525	648,133
5.95%, 02/15/41 (Call 08/15/40)	300	379,584
6.50%, 06/15/37[a]	100	132,512
6.63%, 11/15/37	111	147,787
6.88%, 02/15/38	500	684,550

		14,400,969
HOME FURNISHINGS — 0.01%
Whirlpool Corp.
4.50%, 06/01/46 (Call 12/01/45)	100	99,036

		99,036
HOUSEHOLD PRODUCTS & WARES — 0.11%
Kimberly-Clark Corp.
3.20%, 07/30/46 (Call 01/30/46)	150	130,702
3.90%, 05/04/47 (Call 11/04/46)[a]	250	246,967
5.30%, 03/01/41	6	7,107
6.63%, 08/01/37	275	371,715

		756,491
HOUSEWARES — 0.15%
Newell Brands Inc.
5.38%, 04/01/36 (Call 10/01/35)	350	372,131
5.50%, 04/01/46 (Call 10/01/45)	650	688,382

		1,060,513
INSURANCE — 3.35%
ACE Capital Trust II
9.70%, 04/01/30	100	146,464
Aflac Inc.
4.00%, 10/15/46 (Call 04/15/46)[a]	250	241,280
Alleghany Corp.
4.90%, 09/15/44 (Call 03/15/44)	150	155,972
Allstate Corp. (The)
4.20%, 12/15/46 (Call 06/15/46)	45	45,641
4.50%, 06/15/43	500	531,490
5.35%, 06/01/33	68	76,952
5.55%, 05/09/35	326	382,196
5.95%, 04/01/36	50	61,347
American Financial Group Inc./OH
4.50%, 06/15/47 (Call 12/15/46)	200	197,988
American International Group Inc.
3.88%, 01/15/35 (Call 07/15/34)	575	542,938
4.38%, 01/15/55 (Call 07/15/54)	350	326,956

Security	Principal (000s)	Value
4.50%, 07/16/44 (Call 01/16/44)	$725	$719,961
4.70%, 07/10/35 (Call 01/10/35)	500	519,210
4.80%, 07/10/45 (Call 01/10/45)	250	259,810
6.25%, 05/01/36	400	486,024
Aon PLC
4.60%, 06/14/44 (Call 03/14/44)	400	412,208
4.75%, 05/15/45 (Call 11/15/44)	246	259,085
Arch Capital Group U.S. Inc.
5.14%, 11/01/43	500	557,790
Assurant Inc.
6.75%, 02/15/34	200	238,632
AXA SA
8.60%, 12/15/30	650	903,773
Berkshire Hathaway Finance Corp.
4.30%, 05/15/43[a]	118	123,951
4.40%, 05/15/42	325	344,883
5.75%, 01/15/40	200	250,228
Berkshire Hathaway Inc.
4.50%, 02/11/43[a]	525	568,034
Brighthouse Financial Inc.
4.70%, 06/22/47 (Call 12/22/46)[a,b]	500	466,105
Chubb Corp. (The)
6.00%, 05/11/37	485	612,245
Chubb INA Holdings Inc.
4.15%, 03/13/43	350	359,439
4.35%, 11/03/45 (Call 05/03/45)	600	636,402
Cincinnati Financial Corp.
6.92%, 05/15/28	11	13,630
Everest Reinsurance Holdings Inc.
4.87%, 06/01/44	200	199,774
Hartford Financial Services Group Inc. (The)
4.30%, 04/15/43[a]	14	14,066
5.95%, 10/15/36[a]	200	240,398
6.10%, 10/01/41	200	249,376
Lincoln National Corp.
6.15%, 04/07/36	175	210,093
6.30%, 10/09/37	16	19,597
7.00%, 06/15/40	300	405,201
Loews Corp.
4.13%, 05/15/43 (Call 11/15/42)	200	197,386
6.00%, 02/01/35	150	182,039

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value

Manulife Financial Corp.
5.38%, 03/04/46[a]	$300	$351,297
Markel Corp.
4.30%, 11/01/47 (Call 05/01/47)	100	95,753
5.00%, 04/05/46	150	159,495
Marsh & McLennan Companies Inc.
4.20%, 03/01/48	185	184,604
4.35%, 01/30/47 (Call 07/30/46)[a]	172	176,303
5.88%, 08/01/33	150	181,665
MetLife Inc.
4.05%, 03/01/45	450	436,972
4.13%, 08/13/42	400	396,104
4.60%, 05/13/46 (Call 11/13/45)[a]	350	368,721
4.72%, 12/15/44	450	484,164
4.88%, 11/13/43	400	436,812
5.70%, 06/15/35	450	545,166
6.40%, 12/15/66 (Call 12/15/31)	545	614,422
6.50%, 12/15/32	450	569,250
10.75%, 08/01/69 (Call 08/01/34)	16	25,902
Principal Financial Group Inc.
4.35%, 05/15/43	450	453,519
4.63%, 09/15/42	5	5,152
6.05%, 10/15/36	166	203,264
Progressive Corp. (The)
3.70%, 01/26/45	100	95,096
4.13%, 04/15/47 (Call 10/15/46)	476	480,051
4.35%, 04/25/44	136	142,125
6.25%, 12/01/32	100	124,973
Prudential Financial Inc.
3.91%, 12/07/47 (Call 06/07/47)[b]	700	662,186
3.94%, 12/07/49 (Call 06/07/49)[b]	455	431,850
4.60%, 05/15/44	300	317,967
5.70%, 12/14/36	300	362,745
6.63%, 06/21/40	5	6,679
Sompo International Holdings Ltd.
7.00%, 07/15/34	175	213,743
Transatlantic Holdings Inc.
8.00%, 11/30/39	150	197,874
Travelers Companies Inc. (The)
3.75%, 05/15/46 (Call 11/15/45)	350	336,472
4.00%, 05/30/47 (Call 11/30/46)[a]	275	275,116
4.05%, 03/07/48	210	208,664
4.30%, 08/25/45 (Call 02/25/45)	175	182,798

Security	Principal (000s)	Value

4.60%, 08/01/43	$66	$71,944
5.35%, 11/01/40	200	240,512
6.25%, 06/15/37	500	649,525
6.75%, 06/20/36	50	67,423
Travelers Property Casualty Corp.
6.38%, 03/15/33	110	137,999
Unum Group
5.75%, 08/15/42	250	294,273
Voya Financial Inc.
4.80%, 06/15/46	100	103,430
5.70%, 07/15/43	200	232,318
WR Berkley Corp.
4.75%, 08/01/44	50	51,219
XLIT Ltd.
5.50%, 03/31/45	226	240,638

		23,974,749
INTERNET — 0.87%
Alibaba Group Holding Ltd.
4.00%, 12/06/37 (Call 06/06/37)[a]	300	286,653
4.20%, 12/06/47 (Call 06/06/47)[a]	800	762,856
4.50%, 11/28/34 (Call 05/28/34)	600	623,220
Amazon.com Inc.
4.05%, 08/22/47 (Call 02/22/47)[b]	1,150	1,142,916
4.25%, 08/22/57 (Call 02/22/57)[b]	1,225	1,224,706
4.80%, 12/05/34 (Call 06/05/34)	860	950,575
4.95%, 12/05/44 (Call 06/05/44)	810	917,916
eBay Inc.
4.00%, 07/15/42 (Call 01/15/42)[a]	325	289,104

		6,197,946
IRON & STEEL — 0.49%
Nucor Corp.
5.20%, 08/01/43 (Call 02/01/43)[a]	199	228,538
6.40%, 12/01/37	286	364,784
Vale Overseas Ltd.
6.88%, 11/21/36[a]	1,000	1,203,280
6.88%, 11/10/39	525	636,337
8.25%, 01/17/34	255	331,321
Vale SA
5.63%, 09/11/42	705	759,736

		3,523,996
LEISURE TIME — 0.02%
Harley-Davidson Inc.
4.63%, 07/28/45 (Call 01/28/45)[a]	150	154,131

		154,131

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value

MACHINERY — 0.46%
Caterpillar Inc.
3.80%, 08/15/42[a]	$810	$804,840
4.30%, 05/15/44 (Call 11/15/43)	200	216,366
4.75%, 05/15/64 (Call 11/15/63)[a]	225	250,731
5.20%, 05/27/41	425	508,177
5.30%, 09/15/35	11	12,979
6.05%, 08/15/36	111	141,807
Cummins Inc.
4.88%, 10/01/43 (Call 04/01/43)	150	167,764
Deere & Co.
3.90%, 06/09/42 (Call 12/09/41)[a]	600	612,366
5.38%, 10/16/29	200	233,766
7.13%, 03/03/31	111	148,352
Xylem Inc./NY
4.38%, 11/01/46 (Call 05/01/46)	200	201,796

		3,298,944
MANUFACTURING — 1.47%
3M Co.
3.13%, 09/19/46 (Call 03/19/46)	200	175,470
3.63%, 10/15/47 (Call 04/15/47)	355	340,157
3.88%, 06/15/44	150	150,039
5.70%, 03/15/37	150	188,505
Crane Co.
4.20%, 03/15/48 (Call 09/15/47)	45	44,142
Dover Corp.
5.38%, 03/01/41 (Call 12/01/40)	300	348,018
Eaton Corp.
4.00%, 11/02/32	800	793,288
4.15%, 11/02/42	100	98,595
General Electric Co.
4.13%, 10/09/42	650	607,230
4.50%, 03/11/44[a]	1,000	990,050
5.88%, 01/14/38[a]	1,200	1,405,368
6.15%, 08/07/37[a]	600	715,956
6.88%, 01/10/39	700	908,712
Series A 6.75%, 03/15/32	1,100	1,366,002
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)	450	453,789
4.88%, 09/15/41 (Call 03/15/41)	350	399,245

Security	Principal (000s)	Value

Ingersoll-Rand Global Holding Co. Ltd.
4.30%, 02/21/48 (Call 08/21/47)	$250	$250,325
5.75%, 06/15/43	236	284,404
Ingersoll-Rand Luxembourg Finance SA
4.65%, 11/01/44 (Call 05/01/44)	150	157,625
Parker-Hannifin Corp.
4.10%, 03/01/47 (Call 09/01/46)	400	405,712
4.20%, 11/21/34 (Call 05/21/34)	100	103,886
4.45%, 11/21/44 (Call 05/21/44)	200	213,940
Series A 6.25%, 05/15/38	100	128,834

		10,529,292
MEDIA — 4.88%
21st Century Fox America Inc.
4.75%, 09/15/44 (Call 03/15/44)	350	376,274
4.95%, 10/15/45 (Call 04/15/45)	200	222,360
5.40%, 10/01/43	300	351,135
6.15%, 03/01/37	400	498,688
6.15%, 02/15/41	750	946,192
6.20%, 12/15/34	500	619,520
6.40%, 12/15/35	302	381,964
6.55%, 03/15/33	300	378,189
6.65%, 11/15/37	300	392,952
6.90%, 08/15/39	11	14,808
7.75%, 12/01/45	350	533,778
7.85%, 03/01/39	200	292,142
8.15%, 10/17/36	100	146,671
CBS Corp.
4.60%, 01/15/45 (Call 07/15/44)	200	194,460
4.85%, 07/01/42 (Call 01/01/42)	250	249,280
4.90%, 08/15/44 (Call 02/15/44)	175	179,305
5.50%, 05/15/33	350	377,202
5.90%, 10/15/40 (Call 04/15/40)	150	171,873
7.88%, 07/30/30	350	461,093
Charter Communications Operating LLC/Charter Communications Operating Capital
5.38%, 05/01/47 (Call 11/01/46)	700	691,593
6.38%, 10/23/35 (Call 04/23/35)	1,175	1,324,002
6.48%, 10/23/45 (Call 04/23/45)	1,400	1,574,272
6.83%, 10/23/55 (Call 04/23/55)[a]	250	290,413

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value

Comcast Corp.
3.20%, 07/15/36 (Call 01/15/36)	$850	$744,600
3.40%, 07/15/46 (Call 01/15/46)	400	342,480
3.90%, 03/01/38 (Call 09/01/37)	250	238,828
3.97%, 11/01/47 (Call 05/01/47)	936	874,851
4.00%, 11/01/49 (Call 05/01/49)	860	799,783
4.05%, 11/01/52 (Call 05/01/52)[a]	350	326,795
4.20%, 08/15/34 (Call 02/15/34)	850	853,247
4.25%, 01/15/33	900	921,186
4.40%, 08/15/35 (Call 02/15/35)	500	508,430
4.50%, 01/15/43	500	507,760
4.60%, 08/15/45 (Call 02/15/45)	885	917,046
4.65%, 07/15/42	660	685,390
4.75%, 03/01/44	600	633,606
5.65%, 06/15/35	111	130,634
6.40%, 05/15/38	47	59,566
6.50%, 11/15/35	475	610,517
7.05%, 03/15/33	161	209,748
Discovery Communications LLC
4.88%, 04/01/43	225	214,250
4.95%, 05/15/42	175	166,385
5.00%, 09/20/37 (Call 03/20/37)	460	459,149
5.20%, 09/20/47 (Call 03/20/47)[a]	650	645,931
6.35%, 06/01/40	500	563,415
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)	450	428,985
6.13%, 01/31/46 (Call 07/31/45)[a]	400	445,576
6.63%, 01/15/40	300	350,649
NBCUniversal Media LLC
4.45%, 01/15/43	500	504,310
5.95%, 04/01/41	700	851,795
Thomson Reuters Corp.
5.50%, 08/15/35	150	162,810
5.65%, 11/23/43 (Call 05/23/43)	125	144,250
5.85%, 04/15/40[a]	350	404,579
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)	650	574,444
5.50%, 09/01/41 (Call 03/01/41)	300	303,462
5.88%, 11/15/40 (Call 05/15/40)	650	690,189
6.55%, 05/01/37	350	396,676
6.75%, 06/15/39	675	775,271
7.30%, 07/01/38	650	785,343

Security	Principal (000s)	Value

Time Warner Entertainment Co. LP
8.38%, 07/15/33	$450	$597,177
Time Warner Inc.
4.65%, 06/01/44 (Call 12/01/43)	300	293,442
4.85%, 07/15/45 (Call 01/15/45)	250	251,595
4.90%, 06/15/42	400	404,380
5.35%, 12/15/43	325	348,075
5.38%, 10/15/41	250	267,630
6.10%, 07/15/40	350	405,146
6.25%, 03/29/41	200	237,918
Viacom Inc.
4.38%, 03/15/43	350	314,814
5.25%, 04/01/44 (Call 10/01/43)	200	203,186
5.85%, 09/01/43 (Call 03/01/43)	450	492,777
6.88%, 04/30/36	500	594,270
Walt Disney Co. (The)
3.00%, 07/30/46	125	106,318
3.70%, 12/01/42	325	315,503
4.13%, 06/01/44[a]	300	311,034
4.38%, 08/16/41	250	266,175
7.00%, 03/01/32	200	268,458
Series E 4.13%, 12/01/41	300	309,597

		34,887,597
METAL FABRICATE & HARDWARE — 0.02%
Precision Castparts Corp.
3.90%, 01/15/43 (Call 07/15/42)	166	163,017
4.38%, 06/15/45 (Call 12/15/44)	11	11,654

		174,671
MINING — 1.25%
Barrick Gold Corp.
5.25%, 04/01/42	300	333,492
Barrick North America Finance LLC
5.70%, 05/30/41	450	524,263
5.75%, 05/01/43	355	420,753
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39	400	469,712
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42	600	615,828
5.00%, 09/30/43	875	1,008,000
Goldcorp Inc.
5.45%, 06/09/44 (Call 12/09/43)	161	180,159

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value

Newmont Mining Corp.
4.88%, 03/15/42 (Call 09/15/41)[a]	$365	$386,053
5.88%, 04/01/35[a]	125	145,314
6.25%, 10/01/39	400	489,376
Rio Tinto Alcan Inc.
5.75%, 06/01/35	11	13,294
6.13%, 12/15/33	11	13,630
7.25%, 03/15/31	275	351,838
Rio Tinto Finance USA Ltd.
5.20%, 11/02/40	600	701,328
7.13%, 07/15/28	200	256,968
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)	338	344,980
4.75%, 03/22/42 (Call 09/22/41)[a]	330	364,944
Southern Copper Corp.
5.25%, 11/08/42	600	638,394
5.88%, 04/23/45	450	516,919
6.75%, 04/16/40	500	625,850
7.50%, 07/27/35	300	391,959
Vale Canada Ltd.
7.20%, 09/15/32	100	113,705

		8,906,759
OFFICE & BUSINESS EQUIPMENT — 0.02%
Xerox Corp.
6.75%, 12/15/39[a]	150	160,761

		160,761
OIL & GAS — 6.95%
Anadarko Finance Co.
7.50%, 05/01/31	425	535,819
Anadarko Petroleum Corp.
4.50%, 07/15/44 (Call 01/15/44)	325	311,961
6.20%, 03/15/40	500	588,570
6.45%, 09/15/36	550	659,576
6.60%, 03/15/46 (Call 09/15/45)[a]	545	680,394
Apache Corp.
4.25%, 01/15/44 (Call 07/15/43)	340	313,888
4.75%, 04/15/43 (Call 10/15/42)	750	740,497
5.10%, 09/01/40 (Call 03/01/40)	450	462,852
6.00%, 01/15/37	600	680,142
BP Capital Markets PLC
3.72%, 11/28/28 (Call 08/28/28)[a]	350	351,715

Security	Principal (000s)	Value

Burlington Resources Finance Co.
7.20%, 08/15/31	$300	$388,989
7.40%, 12/01/31	300	393,615
Canadian Natural Resources Ltd.
4.95%, 06/01/47 (Call 12/01/46)	500	521,585
5.85%, 02/01/35	150	170,300
6.25%, 03/15/38	450	543,344
6.45%, 06/30/33	200	239,884
7.20%, 01/15/32	300	376,677
Cenovus Energy Inc.
5.25%, 06/15/37 (Call 12/15/36)	650	650,682
5.40%, 06/15/47 (Call 12/15/46)	725	727,661
6.75%, 11/15/39	250	286,505
CNOOC Nexen Finance 2014 ULC
4.88%, 04/30/44[a]	600	645,258
Concho Resources Inc.
4.88%, 10/01/47 (Call 04/01/47)	250	259,160
Conoco Funding Co.
7.25%, 10/15/31	300	397,827
ConocoPhillips
5.90%, 10/15/32	13	15,529
6.50%, 02/01/39	750	979,980
ConocoPhillips Canada Funding Co. I
5.95%, 10/15/36	350	429,086
ConocoPhillips Co.
4.15%, 11/15/34 (Call 05/15/34)	350	353,297
4.30%, 11/15/44 (Call 05/15/44)	600	617,400
5.95%, 03/15/46 (Call 09/15/45)[a]	175	220,794
ConocoPhillips Holding Co.
6.95%, 04/15/29	850	1,084,141
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)[a]	750	755,497
5.00%, 06/15/45 (Call 12/15/44)	450	470,277
5.60%, 07/15/41 (Call 01/15/41)	425	475,069
7.95%, 04/15/32	80	107,434
Devon Financing Co. LLC
7.88%, 09/30/31	50	66,331
Ecopetrol SA
5.88%, 05/28/45	550	551,881
7.38%, 09/18/43	450	536,202
Encana Corp.
6.50%, 08/15/34	500	596,215
6.50%, 02/01/38	550	663,063

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value

EOG Resources Inc.
3.90%, 04/01/35 (Call 10/01/34)	$300	$296,520
Exxon Mobil Corp.
3.57%, 03/06/45 (Call 09/06/44)	250	237,333
4.11%, 03/01/46 (Call 09/01/45)[a]	1,175	1,224,984
Hess Corp.
5.60%, 02/15/41	500	514,170
5.80%, 04/01/47 (Call 10/01/46)[a]	350	369,450
6.00%, 01/15/40	200	211,608
7.13%, 03/15/33	225	271,517
7.30%, 08/15/31	500	608,085
Kerr-McGee Corp.
7.88%, 09/15/31	14	18,165
Marathon Oil Corp.
5.20%, 06/01/45 (Call 12/01/44)	200	210,024
6.60%, 10/01/37	475	572,370
6.80%, 03/15/32	26	31,014
Marathon Petroleum Corp.
4.75%, 09/15/44 (Call 03/15/44)	400	392,924
5.00%, 09/15/54 (Call 03/15/54)	200	195,222
6.50%, 03/01/41 (Call 09/01/40)[a]	400	486,076
Nexen Energy ULC
6.40%, 05/15/37	600	744,198
7.50%, 07/30/39	400	562,192
7.88%, 03/15/32	160	219,029
Noble Energy Inc.
5.05%, 11/15/44 (Call 05/15/44)	300	310,935
5.25%, 11/15/43 (Call 05/15/43)	500	532,240
6.00%, 03/01/41 (Call 09/01/40)	500	576,460
Occidental Petroleum Corp.
4.10%, 02/15/47 (Call 08/15/46)[a]	400	396,468
4.40%, 04/15/46 (Call 10/15/45)	365	379,199
4.63%, 06/15/45 (Call 12/15/44)	450	476,591
Petroleos Mexicanos
5.50%, 06/27/44	1,150	1,031,734
5.63%, 01/23/46	1,250	1,121,650
6.38%, 01/23/45	1,300	1,264,679
6.50%, 06/02/41	1,300	1,287,013
6.63%, 06/15/35	1,400	1,450,722
6.63%, 06/15/38	300	304,545
6.75%, 09/21/47	1,450	1,473,765
6.75%, 09/21/47[b]	300	305,373

Security	Principal (000s)	Value

Phillips 66
4.65%, 11/15/34 (Call 05/15/34)	$550	$576,345
4.88%, 11/15/44 (Call 05/15/44)	860	904,582
5.88%, 05/01/42	240	285,562
Shell International Finance BV
3.75%, 09/12/46	670	638,255
4.00%, 05/10/46	1,225	1,209,957
4.13%, 05/11/35	565	582,628
4.38%, 05/11/45	1,100	1,156,661
4.55%, 08/12/43	800	858,608
5.50%, 03/25/40	300	361,506
6.38%, 12/15/38	650	859,222
Statoil ASA
3.95%, 05/15/43	500	495,055
4.25%, 11/23/41	100	103,331
4.80%, 11/08/43[a]	300	337,557
5.10%, 08/17/40	230	265,903
Suncor Energy Inc.
4.00%, 11/15/47 (Call 05/15/47)	85	81,971
5.35%, 07/15/33	125	141,070
5.95%, 12/01/34	150	182,091
5.95%, 05/15/35	11	13,345
6.50%, 06/15/38	400	515,980
6.80%, 05/15/38	750	994,170
6.85%, 06/01/39	575	772,737
Tosco Corp.
8.13%, 02/15/30	61	83,884
Valero Energy Corp.
4.90%, 03/15/45	350	371,679
6.63%, 06/15/37	575	716,157
7.50%, 04/15/32	200	261,538

		49,695,146
OIL & GAS SERVICES — 0.60%
Baker Hughes a GE Co. LLC
5.13%, 09/15/40[a]	515	568,004
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc.
4.08%, 12/15/47 (Call 06/15/47)	355	333,395
Halliburton Co.
4.50%, 11/15/41 (Call 05/15/41)	350	351,869
4.75%, 08/01/43 (Call 02/01/43)	500	519,715
4.85%, 11/15/35 (Call 05/15/35)	775	830,164
5.00%, 11/15/45 (Call 05/15/45)	675	729,061

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value

6.70%, 09/15/38[a]	$21	$27,169
7.45%, 09/15/39	375	515,377
National Oilwell Varco Inc.
3.95%, 12/01/42 (Call 06/01/42)	500	434,345

		4,309,099
PACKAGING & CONTAINERS — 0.08%
Sonoco Products Co.
5.75%, 11/01/40 (Call 05/01/40)	128	145,395
WestRock MWV LLC
7.95%, 02/15/31	11	14,858
8.20%, 01/15/30	300	406,497

		566,750
PHARMACEUTICALS — 4.56%
AbbVie Inc.
4.30%, 05/14/36 (Call 11/14/35)	850	851,479
4.40%, 11/06/42	950	942,105
4.45%, 05/14/46 (Call 11/14/45)	800	798,208
4.50%, 05/14/35 (Call 11/14/34)	800	823,416
4.70%, 05/14/45 (Call 11/14/44)	1,000	1,032,990
Allergan Funding SCS
4.55%, 03/15/35 (Call 09/15/34)	1,450	1,446,215
4.75%, 03/15/45 (Call 09/15/44)	445	442,121
4.85%, 06/15/44 (Call 12/15/43)	450	455,967
AmerisourceBergen Corp.
4.25%, 03/01/45 (Call 09/01/44)	250	233,533
4.30%, 12/15/47 (Call 06/15/47)	250	234,460
AstraZeneca PLC
4.00%, 09/18/42	425	405,323
4.38%, 11/16/45	775	784,253
6.45%, 09/15/37	700	895,986
Bristol-Myers Squibb Co.
3.25%, 08/01/42[a]	49	44,037
4.50%, 03/01/44 (Call 09/01/43)	330	357,248
Cardinal Health Inc.
4.37%, 06/15/47 (Call 12/15/46)[a]	250	235,453
4.50%, 11/15/44 (Call 05/15/44)	200	191,612
4.60%, 03/15/43	400	392,420
CVS Health Corp.
4.88%, 07/20/35 (Call 01/20/35)	600	621,696
5.13%, 07/20/45 (Call 01/20/45)	1,550	1,619,672
5.30%, 12/05/43 (Call 06/05/43)	173	185,589

Security	Principal (000s)	Value

Eli Lilly & Co.
3.70%, 03/01/45 (Call 09/01/44)	$475	$458,541
3.95%, 05/15/47 (Call 11/15/46)	305	307,681
5.55%, 03/15/37	166	202,771
Express Scripts Holding Co.
4.80%, 07/15/46 (Call 01/15/46)[a]	350	350,532
6.13%, 11/15/41[a]	350	406,613
GlaxoSmithKline Capital Inc.
4.20%, 03/18/43	305	317,136
5.38%, 04/15/34	200	232,914
6.38%, 05/15/38	1,150	1,526,636
Johnson & Johnson
3.50%, 01/15/48 (Call 07/15/47)	650	612,553
3.55%, 03/01/36 (Call 09/01/35)	800	787,552
3.70%, 03/01/46 (Call 09/01/45)	825	806,611
3.75%, 03/03/47 (Call 09/03/46)	450	443,165
4.38%, 12/05/33 (Call 06/05/33)	550	596,959
4.50%, 09/01/40	450	500,004
4.50%, 12/05/43 (Call 06/05/43)[a]	300	331,167
4.85%, 05/15/41	11	12,620
4.95%, 05/15/33	261	302,358
5.85%, 07/15/38	213	274,727
5.95%, 08/15/37	200	259,784
Mead Johnson Nutrition Co.
4.60%, 06/01/44 (Call 12/01/43)	153	155,219
5.90%, 11/01/39	250	296,103
Merck &Co. Inc.
3.60%, 09/15/42 (Call 03/15/42)	11	10,513
3.70%, 02/10/45 (Call 08/10/44)	1,100	1,069,123
4.15%, 05/18/43	900	935,109
Mylan Inc.
5.40%, 11/29/43 (Call 05/29/43)	300	311,181
Mylan NV
5.25%, 06/15/46 (Call 12/15/45)[a]	410	414,084
Novartis Capital Corp.
3.70%, 09/21/42	125	120,701
4.00%, 11/20/45 (Call 05/20/45)[a]	850	866,507
4.40%, 05/06/44	600	650,130
Perrigo Finance Unlimited Co.
4.90%, 12/15/44 (Call 06/15/44)	162	159,576
Pfizer Inc.
4.00%, 12/15/36	260	267,722
4.13%, 12/15/46[a]	530	545,704

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value

4.30%, 06/15/43	$300	$314,364
4.40%, 05/15/44	550	586,482
5.60%, 09/15/40[a]	100	121,199
7.20%, 03/15/39	1,015	1,473,658
Pharmacia LLC
6.60%, 12/01/28	500	631,570
Wyeth LLC
5.95%, 04/01/37	925	1,176,452
6.00%, 02/15/36	21	26,392
6.50%, 02/01/34	43	55,921
Zoetis Inc.
3.95%, 09/12/47 (Call 03/12/47)	170	161,201
4.70%, 02/01/43 (Call 08/01/42)	490	519,856

		32,592,874
PIPELINES — 4.11%
Buckeye Partners LP
5.60%, 10/15/44 (Call 04/15/44)	100	101,370
5.85%, 11/15/43 (Call 05/15/43)	200	210,666
Columbia Pipeline Group Inc.
5.80%, 06/01/45 (Call 12/01/44)	175	203,007
Enable Midstream Partners LP
5.00%, 05/15/44 (Call 11/15/43)	125	118,739
Enbridge Energy Partners LP
5.50%, 09/15/40 (Call 03/15/40)	200	212,028
Series B 7.50%, 04/15/38	300	381,384
Enbridge Inc.
4.50%, 06/10/44 (Call 12/10/43)	200	195,242
5.50%, 12/01/46 (Call 05/29/46)[a]	250	281,750
Energy Transfer LP
4.90%, 03/15/35 (Call 09/15/34)	170	162,804
5.15%, 02/01/43 (Call 08/01/42)	200	188,854
5.15%, 03/15/45 (Call 09/15/44)	400	375,732
5.30%, 04/15/47 (Call 10/15/46)	600	581,106
6.05%, 06/01/41 (Call 12/01/40)	50	52,606
6.13%, 12/15/45 (Call 06/15/45)	410	437,085
6.50%, 02/01/42 (Call 08/01/41)	600	662,472
6.63%, 10/15/36	135	151,523
7.50%, 07/01/38	375	455,636
EnLink Midstream Partners LP
5.05%, 04/01/45 (Call 10/01/44)	150	142,077
5.45%, 06/01/47 (Call 12/01/46)	300	300,327
5.60%, 04/01/44 (Call 10/01/43)	100	100,614

Security	Principal (000s)	Value

Enterprise Products Operating LLC
4.25%, 02/15/48 (Call 08/15/47)	$250	$239,970
4.45%, 02/15/43 (Call 08/15/42)	525	519,613
4.85%, 08/15/42 (Call 02/15/42)	325	339,092
4.85%, 03/15/44 (Call 09/15/43)	550	575,564
4.90%, 05/15/46 (Call 11/15/45)	600	633,480
4.95%, 10/15/54 (Call 04/15/54)	200	207,986
5.10%, 02/15/45 (Call 08/15/44)	550	595,270
5.70%, 02/15/42	200	232,812
5.95%, 02/01/41	250	294,598
6.13%, 10/15/39	145	174,902
7.55%, 04/15/38	150	201,426
Series D 6.88%, 03/01/33	200	251,776
Series H 6.65%, 10/15/34	111	138,232
Kinder Morgan Energy Partners LP
4.70%, 11/01/42 (Call 05/01/42)	250	235,260
5.00%, 08/15/42 (Call 02/15/42)	250	244,515
5.00%, 03/01/43 (Call 09/01/42)	100	97,813
5.40%, 09/01/44 (Call 03/01/44)	210	213,908
5.50%, 03/01/44 (Call 09/01/43)	400	412,864
5.80%, 03/15/35	650	707,525
6.38%, 03/01/41	230	261,526
6.55%, 09/15/40	100	115,285
6.95%, 01/15/38	800	973,832
7.30%, 08/15/33	36	43,949
7.40%, 03/15/31	118	142,347
7.50%, 11/15/40	300	378,888
7.75%, 03/15/32	100	124,176
Kinder Morgan Inc./DE
5.05%, 02/15/46 (Call 08/15/45)	405	398,508
5.20%, 03/01/48 (Call 09/01/47)	250	251,298
5.30%, 12/01/34 (Call 06/01/34)	275	282,136
5.55%, 06/01/45 (Call 12/01/44)	850	892,661
7.75%, 01/15/32	325	413,816
Magellan Midstream Partners LP
4.20%, 10/03/47 (Call 04/03/47)	130	125,184
4.25%, 09/15/46 (Call 03/15/46)[a]	250	242,390
5.15%, 10/15/43 (Call 04/15/43)	250	272,860
MPLX LP
4.50%, 04/15/38 (Call 10/15/37)	750	730,432
4.70%, 04/15/48 (Call 10/15/47)	750	726,607
5.20%, 03/01/47 (Call 09/01/46)[a]	350	364,196

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value

ONEOK Inc.
4.95%, 07/13/47 (Call 01/06/47)	$350	$354,574
ONEOK Partners LP
6.13%, 02/01/41 (Call 08/01/40)	225	259,605
6.20%, 09/15/43 (Call 03/15/43)	25	29,384
6.65%, 10/01/36	400	480,952
6.85%, 10/15/37	300	368,655
Phillips 66 Partners LP
4.90%, 10/01/46 (Call 04/01/46)[a]	450	453,541
Plains All American Pipeline LP/PAA Finance Corp.
4.70%, 06/15/44 (Call 12/15/43)	250	226,938
4.90%, 02/15/45 (Call 08/15/44)	200	187,452
5.15%, 06/01/42 (Call 12/01/41)	350	335,598
6.65%, 01/15/37	275	313,987
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (Call 09/15/27)	400	392,344
Spectra Energy Partners LP
4.50%, 03/15/45 (Call 09/15/44)	300	293,598
5.95%, 09/25/43 (Call 03/25/43)	150	175,908
Sunoco Logistics Partners Operations LP
4.95%, 01/15/43 (Call 07/15/42)	250	231,463
5.30%, 04/01/44 (Call 10/01/43)	250	242,365
5.40%, 10/01/47 (Call 04/01/47)	500	489,585
6.10%, 02/15/42	175	186,037
Tennessee Gas Pipeline Co. LLC
7.00%, 10/15/28	275	327,852
Texas Eastern Transmission LP
7.00%, 07/15/32	200	249,324
TransCanada PipeLines Ltd.
4.63%, 03/01/34 (Call 12/01/33)[a]	700	742,161
5.00%, 10/16/43 (Call 04/16/43)[a]	310	343,734
5.60%, 03/31/34	300	344,472
5.85%, 03/15/36	100	120,152
6.10%, 06/01/40	174	216,637
6.20%, 10/15/37	300	373,728
7.25%, 08/15/38	300	410,901
7.63%, 01/15/39[a]	450	639,418
Transcontinental Gas Pipe Line Co. LLC
4.45%, 08/01/42 (Call 02/01/42)	350	345,695
5.40%, 08/15/41 (Call 02/15/41)	26	29,265

Security	Principal (000s)	Value

Western Gas Partners LP
5.45%, 04/01/44 (Call 10/01/43)	$300	$306,933
Williams Partners LP
4.90%, 01/15/45 (Call 07/15/44)	225	226,350
5.10%, 09/15/45 (Call 03/15/45)	550	568,645
5.40%, 03/04/44 (Call 09/04/43)	275	293,747
5.80%, 11/15/43 (Call 05/15/43)	50	56,746
6.30%, 04/15/40	335	396,087

		29,385,552
REAL ESTATE INVESTMENT TRUSTS — 0.59%
AvalonBay Communities Inc.
3.90%, 10/15/46 (Call 04/15/46)	200	190,040
4.15%, 07/01/47 (Call 01/01/47)[a]	150	148,765
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)	100	104,257
4.50%, 06/01/45 (Call 12/01/44)	325	339,066
Essex Portfolio LP
4.50%, 03/15/48	150	150,801
Federal Realty Investment Trust
4.50%, 12/01/44 (Call 06/01/44)	267	275,755
HCP Inc.
6.75%, 02/01/41 (Call 08/01/40)	155	197,053
Kilroy Realty LP
4.25%, 08/15/29 (Call 05/15/29)	14	13,900
Kimco Realty Corp.
4.25%, 04/01/45 (Call 10/01/44)	300	283,293
4.45%, 09/01/47 (Call 03/01/47)	250	240,302
Realty Income Corp.
4.65%, 03/15/47 (Call 09/15/46)	250	260,655
Regency Centers LP
4.40%, 02/01/47 (Call 08/01/46)	200	195,404
Simon Property Group LP
4.25%, 10/01/44 (Call 04/01/44)[a]	14	13,955
4.25%, 11/30/46 (Call 05/30/46)	80	79,790
4.75%, 03/15/42 (Call 09/15/41)[a]	235	250,531
6.75%, 02/01/40 (Call 11/01/39)	385	512,701
Ventas Realty LP
4.38%, 02/01/45 (Call 08/01/44)	147	142,611
5.70%, 09/30/43 (Call 03/30/43)	11	12,819
Welltower Inc.
6.50%, 03/15/41 (Call 09/15/40)	200	251,736
Weyerhaeuser Co.
7.38%, 03/15/32	400	525,996

		4,189,430

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value

RETAIL — 2.54%
Bed Bath & Beyond Inc.
4.92%, 08/01/34 (Call 02/01/34)	$200	$174,366
5.17%, 08/01/44 (Call 02/01/44)[a]	289	243,445
Darden Restaurants Inc.
4.55%, 02/15/48 (Call 08/15/47)	75	73,959
Home Depot Inc. (The)
3.50%, 09/15/56 (Call 03/15/56)	550	486,277
4.20%, 04/01/43 (Call 10/01/42)	171	176,202
4.25%, 04/01/46 (Call 10/01/45)	600	620,730
4.40%, 03/15/45 (Call 09/15/44)	700	740,131
4.88%, 02/15/44 (Call 08/15/43)	600	675,252
5.40%, 09/15/40 (Call 03/15/40)	21	25,135
5.88%, 12/16/36	900	1,148,499
5.95%, 04/01/41 (Call 10/01/40)	700	896,266
Kohl’s Corp.
5.55%, 07/17/45 (Call 01/17/45)	100	98,165
Lowe’s Companies Inc.
3.70%, 04/15/46 (Call 10/15/45)	300	277,584
4.05%, 05/03/47 (Call 11/03/46)	700	685,804
4.25%, 09/15/44 (Call 03/15/44)	300	302,994
4.38%, 09/15/45 (Call 03/15/45)[a]	450	463,698
4.65%, 04/15/42 (Call 10/15/41)	300	322,260
Macy’s Retail Holdings Inc.
4.50%, 12/15/34 (Call 06/15/34)	125	109,048
6.90%, 04/01/29	150	158,774
McDonald’s Corp.
3.63%, 05/01/43	11	9,970
3.70%, 02/15/42	250	229,828
4.45%, 03/01/47 (Call 09/01/46)[a]	75	76,817
4.60%, 05/26/45 (Call 11/26/44)	250	261,255
4.70%, 12/09/35 (Call 06/09/35)	900	963,171
4.88%, 07/15/40	6	6,526
4.88%, 12/09/45 (Call 06/09/45)	650	707,297
5.70%, 02/01/39	275	330,132
6.30%, 10/15/37	300	382,377
6.30%, 03/01/38	225	287,735
Nordstrom Inc.
5.00%, 01/15/44 (Call 07/15/43)	150	144,777
6.95%, 03/15/28	175	184,004
QVC Inc.
5.45%, 08/15/34 (Call 02/15/34)[a]	175	166,999

Security	Principal (000s)	Value

Starbucks Corp.
3.75%, 12/01/47 (Call 06/01/47)[a]	$100	$94,776
4.30%, 06/15/45 (Call 12/15/44)	100	103,947
Target Corp.
3.63%, 04/15/46	500	457,045
3.90%, 11/15/47 (Call 05/15/47)	600	574,080
4.00%, 07/01/42[a]	700	686,602
Walgreen Co.
4.40%, 09/15/42[a]	125	117,799
Walgreens Boots Alliance Inc.
4.50%, 11/18/34 (Call 05/18/34)	150	148,125
4.65%, 06/01/46 (Call 12/01/45)[a]	350	341,218
4.80%, 11/18/44 (Call 05/18/44)	450	448,834
Walmart Inc.
3.63%, 12/15/47 (Call 06/15/47)	1,000	970,890
4.00%, 04/11/43 (Call 10/11/42)	650	669,656
4.30%, 04/22/44 (Call 10/22/43)[a]	750	806,835
5.63%, 04/15/41	1,000	1,281,620

		18,130,904
SEMICONDUCTORS — 0.75%
Analog Devices Inc.
5.30%, 12/15/45 (Call 06/15/45)	200	228,952
Applied Materials Inc.
4.35%, 04/01/47 (Call 10/01/46)[a]	195	203,295
5.10%, 10/01/35 (Call 04/01/35)	350	404,009
5.85%, 06/15/41	400	501,416
Intel Corp.
3.73%, 12/08/47 (Call 06/08/47)[b]	1,725	1,654,292
4.00%, 12/15/32	300	313,008
4.10%, 05/19/46 (Call 11/19/45)	750	765,998
QUALCOMM Inc.
4.30%, 05/20/47 (Call 11/20/46)	350	325,759
4.65%, 05/20/35 (Call 11/20/34)	500	506,145
4.80%, 05/20/45 (Call 11/20/44)	450	451,413

		5,354,287
SOFTWARE — 3.08%
Fidelity National Information Services Inc.
4.50%, 08/15/46 (Call 02/15/46)	250	246,175
Microsoft Corp.
3.45%, 08/08/36 (Call 02/08/36)	1,250	1,212,425
3.50%, 02/12/35 (Call 08/12/34)	975	956,260
3.50%, 11/15/42	500	476,040

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value

3.70%, 08/08/46 (Call 02/08/46)	$1,500	$1,458,870
3.75%, 05/01/43 (Call 11/01/42)	400	394,956
3.75%, 02/12/45 (Call 08/12/44)	450	442,220
3.95%, 08/08/56 (Call 02/08/56)	650	648,473
4.00%, 02/12/55 (Call 08/12/54)	825	824,720
4.10%, 02/06/37 (Call 08/06/36)	455	478,451
4.20%, 11/03/35 (Call 05/03/35)	400	426,372
4.45%, 11/03/45 (Call 05/03/45)	1,000	1,096,830
4.50%, 10/01/40	415	455,753
4.50%, 02/06/57 (Call 08/06/56)	1,000	1,094,680
4.75%, 11/03/55 (Call 05/03/55)	600	683,700
4.88%, 12/15/43 (Call 06/15/43)	300	345,465
5.20%, 06/01/39	322	383,711
5.30%, 02/08/41	750	910,605
Series 30Y 4.25%, 02/06/47 (Call 08/06/46)	760	810,798
Oracle Corp.
3.25%, 05/15/30 (Call 02/15/30)[a]	300	287,529
3.80%, 11/15/37 (Call 05/15/37)	250	247,000
3.85%, 07/15/36 (Call 01/15/36)[a]	750	749,093
3.90%, 05/15/35 (Call 11/15/34)	900	904,113
4.00%, 07/15/46 (Call 01/15/46)[a]	1,000	986,280
4.00%, 11/15/47 (Call 05/15/47)	900	890,460
4.13%, 05/15/45 (Call 11/15/44)	950	956,697
4.30%, 07/08/34 (Call 01/08/34)	925	974,543
4.38%, 05/15/55 (Call 11/15/54)	379	393,743
4.50%, 07/08/44 (Call 01/08/44)[a]	550	586,086
5.38%, 07/15/40	875	1,057,446
6.13%, 07/08/39	400	523,176
6.50%, 04/15/38	65	88,031

		21,990,701
TELECOMMUNICATIONS — 7.58%
America Movil SAB de CV
4.38%, 07/16/42[a]	643	647,417
6.13%, 11/15/37	125	149,380
6.13%, 03/30/40	900	1,084,266
6.38%, 03/01/35	265	320,907
AT&T Inc.
4.30%, 12/15/42 (Call 06/15/42)	800	728,552
4.35%, 06/15/45 (Call 12/15/44)	800	717,000
4.50%, 05/15/35 (Call 11/15/34)	1,100	1,062,105
4.50%, 03/09/48 (Call 09/09/47)	1,250	1,138,813
4.55%, 03/09/49 (Call 09/09/48)[a]	1,300	1,188,395

Security	Principal (000s)	Value

4.75%, 05/15/46 (Call 11/15/45)	$1,800	$1,700,514
4.80%, 06/15/44 (Call 12/15/43)	1,200	1,148,220
4.90%, 08/14/37 (Call 02/14/37)	2,150	2,154,579
5.15%, 03/15/42	666	673,046
5.15%, 11/15/46 (Call 05/15/46)[b]	1,250	1,250,462
5.15%, 02/14/50 (Call 08/14/49)	1,500	1,495,515
5.25%, 03/01/37 (Call 09/01/36)	750	777,083
5.30%, 08/14/58 (Call 02/14/58)	1,000	998,180
5.35%, 09/01/40	650	669,682
5.45%, 03/01/47 (Call 09/01/46)	1,200	1,250,712
5.65%, 02/15/47 (Call 08/15/46)	950	1,013,565
5.70%, 03/01/57 (Call 09/01/56)	600	640,116
6.00%, 08/15/40 (Call 05/15/40)	359	398,551
6.35%, 03/15/40	325	377,224
6.38%, 03/01/41	500	583,430
British Telecommunications PLC
9.13%, 12/15/30	1,000	1,451,040
Cisco Systems Inc.
5.50%, 01/15/40	750	934,530
5.90%, 02/15/39	800	1,039,904
Deutsche Telekom International Finance BV
8.75%, 06/15/30	1,500	2,144,055
9.25%, 06/01/32	219	337,262
Juniper Networks Inc.
5.95%, 03/15/41[a]	200	207,876
Koninklijke KPN NV
8.38%, 10/01/30	450	597,672
Motorola Solutions Inc.
5.50%, 09/01/44	200	199,006
Orange SA
5.38%, 01/13/42	400	462,064
5.50%, 02/06/44 (Call 08/06/43)	425	494,789
9.00%, 03/01/31	900	1,323,954
Rogers Communications Inc.
4.30%, 02/15/48 (Call 08/15/47)	400	395,752
4.50%, 03/15/43 (Call 09/15/42)	150	152,102
5.00%, 03/15/44 (Call 09/15/43)	425	465,426
5.45%, 10/01/43 (Call 04/01/43)	21	24,279
7.50%, 08/15/38	200	272,632
Telefonica Emisiones SAU
4.67%, 03/06/38	210	210,076
5.21%, 03/08/47[a]	1,200	1,258,092
7.05%, 06/20/36	600	763,674

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value

Telefonica Europe BV
8.25%, 09/15/30	$250	$341,688
Verizon Communications Inc.
3.85%, 11/01/42 (Call 05/01/42)	801	697,206
4.13%, 08/15/46	495	442,010
4.27%, 01/15/36	1,250	1,199,363
4.40%, 11/01/34 (Call 05/01/34)	1,450	1,422,218
4.50%, 08/10/33	250	251,363
4.52%, 09/15/48[a]	2,000	1,890,080
4.67%, 03/15/55	2,000	1,868,300
4.75%, 11/01/41	515	514,238
4.81%, 03/15/39	1,100	1,107,667
4.86%, 08/21/46	1,875	1,867,537
5.01%, 04/15/49	1,850	1,876,288
5.01%, 08/21/54	2,150	2,117,083
5.50%, 03/16/47	780	853,546
6.55%, 09/15/43	700	876,519
Vodafone Group PLC
4.38%, 02/19/43	950	910,689
6.15%, 02/27/37	250	299,450
6.25%, 11/30/32	325	381,924
7.88%, 02/15/30	250	328,055

		54,147,123
TOYS, GAMES & HOBBIES — 0.05%
Hasbro Inc.
5.10%, 05/15/44 (Call 11/15/43)	151	149,002
6.35%, 03/15/40	200	231,106

		380,108
TRANSPORTATION — 2.89%
Burlington Northern Santa Fe LLC
3.90%, 08/01/46 (Call 02/01/46)	390	381,958
4.05%, 06/15/48 (Call 12/15/47)	250	250,050
4.15%, 04/01/45 (Call 10/01/44)	625	632,787
4.38%, 09/01/42 (Call 03/01/42)	250	261,827
4.40%, 03/15/42 (Call 09/15/41)	500	523,570
4.45%, 03/15/43 (Call 09/15/42)	11	11,639
4.55%, 09/01/44 (Call 03/01/44)	500	534,405
4.70%, 09/01/45 (Call 03/01/45)	275	301,183
4.90%, 04/01/44 (Call 10/01/43)	200	225,032
4.95%, 09/15/41 (Call 03/15/41)	114	127,766
5.05%, 03/01/41 (Call 09/01/40)	56	63,511
5.15%, 09/01/43 (Call 03/01/43)[a]	173	199,377
5.40%, 06/01/41 (Call 12/01/40)	375	442,455

Security	Principal (000s)	Value

5.75%, 05/01/40 (Call 11/01/39)	$300	$367,878
6.15%, 05/01/37	245	311,179
6.20%, 08/15/36	300	382,506
Canadian National Railway Co.
3.20%, 08/02/46 (Call 02/02/46)	250	223,330
3.65%, 02/03/48 (Call 08/03/47)	100	95,824
6.20%, 06/01/36	50	64,469
6.25%, 08/01/34	111	143,651
6.38%, 11/15/37	175	233,571
6.90%, 07/15/28[a]	300	382,176
Canadian Pacific Railway Co.
4.80%, 09/15/35 (Call 03/15/35)	197	217,303
4.80%, 08/01/45 (Call 02/01/45)[a]	100	111,388
5.95%, 05/15/37	16	19,906
6.13%, 09/15/15 (Call 03/15/15)	200	245,402
7.13%, 10/15/31	650	845,975
CSX Corp.
3.80%, 11/01/46 (Call 05/01/46)	250	228,367
3.95%, 05/01/50 (Call 11/01/49)	250	229,330
4.10%, 03/15/44 (Call 09/15/43)	275	263,868
4.25%, 11/01/66 (Call 05/01/66)	300	273,813
4.30%, 03/01/48 (Call 09/01/47)	250	246,957
4.40%, 03/01/43 (Call 09/01/42)	200	200,882
4.50%, 08/01/54 (Call 02/01/54)	400	391,852
4.75%, 05/30/42 (Call 11/30/41)	250	262,490
5.50%, 04/15/41 (Call 10/15/40)	70	80,371
6.00%, 10/01/36	450	547,785
6.15%, 05/01/37	105	129,876
6.22%, 04/30/40	105	131,207
FedEx Corp.
3.88%, 08/01/42	500	468,000
3.90%, 02/01/35	300	289,086
4.05%, 02/15/48 (Call 08/15/47)	500	470,985
4.10%, 04/15/43	152	145,149
4.10%, 02/01/45	350	332,864
4.55%, 04/01/46 (Call 10/01/45)	500	508,680
4.75%, 11/15/45 (Call 05/15/45)	450	469,372
4.90%, 01/15/34	200	214,902
5.10%, 01/15/44	301	329,526
Kansas City Southern
4.30%, 05/15/43 (Call 11/15/42)	100	98,438
4.95%, 08/15/45 (Call 02/15/45)[a]	200	214,742

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value

Norfolk Southern Corp.
3.94%, 11/01/47 (Call 05/01/47)[b]	$200	$193,182
3.95%, 10/01/42 (Call 04/01/42)	40	38,697
4.05%, 08/15/52 (Call 02/15/52)[b]	250	238,837
4.15%, 02/28/48 (Call 08/28/47)	500	494,190
4.45%, 06/15/45 (Call 12/15/44)	175	181,365
4.65%, 01/15/46 (Call 07/15/45)	50	53,391
4.84%, 10/01/41	400	438,460
Union Pacific Corp.
3.35%, 08/15/46 (Call 02/15/46)	150	135,240
3.38%, 02/01/35 (Call 08/01/34)	200	189,826
3.60%, 09/15/37 (Call 03/15/37)	445	429,946
3.88%, 02/01/55 (Call 08/01/54)	400	377,796
4.00%, 04/15/47 (Call 10/15/46)[a]	350	352,051
4.05%, 11/15/45 (Call 05/15/45)	225	227,646
4.05%, 03/01/46 (Call 09/01/45)	200	203,850
4.15%, 01/15/45 (Call 07/15/44)	75	76,825
4.30%, 06/15/42 (Call 12/15/41)	450	468,535
4.38%, 11/15/65 (Call 05/15/65)	96	97,658
4.75%, 09/15/41 (Call 03/15/41)	158	174,838
4.82%, 02/01/44 (Call 08/01/43)	220	246,748
6.63%, 02/01/29	250	313,485
United Parcel Service Inc.
3.40%, 11/15/46 (Call 05/15/46)	110	98,757
3.63%, 10/01/42[a]	105	99,589
4.88%, 11/15/40 (Call 05/15/40)	330	371,082
6.20%, 01/15/38	810	1,053,931

		20,684,585
TRUCKING & LEASING — 0.02%
GATX Corp.
5.20%, 03/15/44 (Call 09/15/43)[a]	150	163,545

		163,545
WATER — 0.21%
American Water Capital Corp.
3.75%, 09/01/47 (Call 03/01/47)	200	192,434
4.00%, 12/01/46 (Call 06/01/46)	95	95,245
4.30%, 12/01/42 (Call 06/01/42)	16	16,672
4.30%, 09/01/45 (Call 03/01/45)[a]	500	524,815
6.59%, 10/15/37	239	320,203
United Utilities PLC
6.88%, 08/15/28	200	240,492

Security	Principal (000s)	Value

Veolia Environnement SA
6.75%, 06/01/38	$100	$129,094

		1,518,955

TOTAL CORPORATE BONDS & NOTES (Cost: $626,714,209)		615,061,723

FOREIGN GOVERNMENT OBLIGATIONS[f] — 5.24%

CANADA — 0.16%
Hydro-Quebec
9.50%, 11/15/30	200	307,040
Province of Quebec Canada
7.50%, 09/15/29[a]	600	822,954

		1,129,994
CHILE — 0.10%
Chile Government International Bond
3.63%, 10/30/42	250	234,688
3.86%, 06/21/47[a]	500	475,280

		709,968
COLOMBIA — 0.68%
Colombia Government International Bond
5.00%, 06/15/45 (Call 12/15/44)[a]	1,200	1,195,068
5.63%, 02/26/44 (Call 08/26/43)	1,050	1,135,753
6.13%, 01/18/41[a]	1,000	1,141,320
7.38%, 09/18/37[a]	700	894,047
10.38%, 01/28/33[a]	300	473,946

		4,840,134
HUNGARY — 0.11%
Hungary Government International Bond
7.63%, 03/29/41[a]	550	798,067

		798,067
INDONESIA — 0.11%
Indonesia Government International Bond
4.35%, 01/11/48[a]	800	760,064

		760,064
ISRAEL — 0.17%
Israel Government International Bond
4.13%, 01/17/48	400	387,056
4.50%, 01/30/43	800	820,744

		1,207,800

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value

ITALY — 0.13%
Republic of Italy Government International Bond
5.38%, 06/15/33	$850	$971,185

		971,185
MEXICO — 1.44%
Mexico Government International Bond
4.35%, 01/15/47[a]	900	817,884
4.60%, 01/23/46	1,000	936,230
4.60%, 02/10/48[a]	750	704,213
4.75%, 03/08/44	2,000	1,923,240
5.55%, 01/21/45	1,250	1,341,987
5.75%, 10/12/10	900	908,550
6.05%, 01/11/40	1,100	1,237,599
6.75%, 09/27/34	875	1,084,396
7.50%, 04/08/33	427	563,593
8.30%, 08/15/31	500	755,380

		10,273,072
PANAMA — 0.36%
Panama Government International Bond
4.50%, 05/15/47[a]	800	816,448
6.70%, 01/26/36[a]	700	891,079
9.38%, 04/01/29	600	878,250

		2,585,777
PERU — 0.43%
Peruvian Government International Bond
5.63%, 11/18/50[a]	975	1,169,113
6.55%, 03/14/37[a]	600	774,516
8.75%, 11/21/33[a]	750	1,132,740

		3,076,369
PHILIPPINES — 0.88%
Philippine Government International Bond
3.70%, 02/02/42	800	752,128
3.95%, 01/20/40[a]	1,000	978,540
5.00%, 01/13/37	800	892,928
6.38%, 01/15/32	700	866,544
6.38%, 10/23/34[a]	700	887,376
7.75%, 01/14/31	900	1,221,138
9.50%, 02/02/30	450	675,094

		6,273,748

Security	Principal (000s)	Value

SOUTH KOREA — 0.07%
Korea International Bond
4.13%, 06/10/44[a]	$500	$541,060

		541,060
SUPRANATIONAL — 0.23%
Asian Development Bank
5.82%, 06/16/28	310	374,185
European Investment Bank
4.88%, 02/15/36	300	369,603
Inter-American Development Bank
3.20%, 08/07/42	100	97,000
3.88%, 10/28/41	250	271,080
4.38%, 01/24/44	250	291,670
International Bank for Reconstruction & Development
4.75%, 02/15/35	200	243,614

		1,647,152
URUGUAY — 0.37%
Uruguay Government International Bond
4.13%, 11/20/45	300	283,809
5.10%, 06/18/50[a]	1,600	1,668,336
7.63%, 03/21/36[a]	500	689,985

		2,642,130

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $39,135,665)		37,456,520

MUNICIPAL DEBT OBLIGATIONS — 6.29%

CALIFORNIA — 2.24%
Alameda County Joint Powers Authority RB BAB
Series A 7.05%, 12/01/44	135	193,400
Bay Area Toll Authority RB BAB
Series F-2 6.26%, 04/01/49	400	554,092
Series S-1 7.04%, 04/01/50	700	1,045,716
Series S-3 6.91%, 10/01/50	100	146,858

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value

City of San Francisco CA Public Utilities Commission Water Revenue RB BAB
6.95%, 11/01/50	$220	$312,508
East Bay Municipal Utility District Water System Revenue RB BAB
Series B 5.87%, 06/01/40	250	311,508
Los Angeles Community College District/CA GO BAB
6.75%, 08/01/49	300	436,365
Los Angeles County Metropolitan Transportation Authority RB BAB
Series A 5.74%, 06/01/39	300	360,972
Los Angeles County Public Works Financing Authority RB BAB
7.62%, 08/01/40	200	293,272
Los Angeles Department of Water & Power System Revenue RB BAB
Series A 6.60%, 07/01/50	350	507,931
Series D 6.57%, 07/01/45	200	283,694
Los Angeles Unified School District/ CA GO BAB
5.75%, 07/01/34	750	918,517
Series RY 6.76%, 07/01/34	390	518,969
Regents of the University of California Medical Center Pooled Revenue RB BAB Series H
6.55%, 05/15/48	450	602,356
San Diego County Regional Transportation Commission RB BAB
5.91%, 04/01/48	200	262,428
San Diego County Water Authority Financing Corp. RB BAB
Series B 6.14%, 05/01/49	300	402,225

Security	Principal (000s)	Value

State of California GO BAB
7.30%, 10/01/39	$800	$1,152,632
7.35%, 11/01/39	550	798,044
7.50%, 04/01/34	1,000	1,429,300
7.55%, 04/01/39	1,400	2,108,722
7.60%, 11/01/40	550	846,840
7.63%, 03/01/40	300	452,277
7.95%, 03/01/36 (Call 03/01/20)	750	826,920
University of California RB
Series AD 4.86%, 05/15/12	450	466,709
University of California RB BAB
5.77%, 05/15/43	200	250,812
5.95%, 05/15/45	400	504,768

		15,987,835
CONNECTICUT — 0.03%
State of Connecticut GO
Series A 5.85%, 03/15/32[a]	200	233,814

		233,814
DISTRICT OF COLUMBIA — 0.03%
District of Columbia Water & Sewer Authority RB
4.81%, 10/01/14	200	215,310

		215,310
GEORGIA — 0.16%
Municipal Electric Authority of Georgia RB BAB
Project J, Series 2010-A
6.64%, 04/01/57	350	427,955
Project P, Series 2010-A
7.06%, 04/01/57	600	696,834

		1,124,789
ILLINOIS — 0.79%
Chicago Transit Authority RB
Series A 6.90%, 12/01/40	600	785,952
Series B 6.90%, 12/01/40	225	294,732
Chicago Transit Authority RB BAB
Series B 6.20%, 12/01/40	120	149,041

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value

County of Cook IL GO BAB
6.23%, 11/15/34	$200	$246,158
Illinois State Toll Highway Authority RB BAB
6.18%, 01/01/34	150	183,501
Metropolitan Water Reclamation District of Greater Chicago GOL BAB
5.72%, 12/01/38	350	434,028
State of Illinois GO
5.10%, 06/01/33[a]	3,400	3,203,990
State of Illinois GO BAB
Series 3 6.73%, 04/01/35	300	314,859

		5,612,261
KANSAS — 0.02%
State of Kansas Department of Transportation RB BAB
4.60%, 09/01/35	150	161,699

		161,699
KENTUCKY — 0.03%
Louisville & Jefferson County Metropolitan Sewer District RB BAB
6.25%, 05/15/43	145	189,369

		189,369
MARYLAND — 0.03%
Maryland State Transportation Authority RB BAB
5.89%, 07/01/43	200	251,628

		251,628
MASSACHUSETTS — 0.21%
Commonwealth of Massachusetts GOL BAB
4.91%, 05/01/29	240	269,352
Series E 5.46%, 12/01/39	450	544,734
Commonwealth of Massachusetts Transportation Fund Revenue RB BAB
Series A 5.73%, 06/01/40	240	298,498

Security	Principal (000s)	Value

Massachusetts School Building Authority RB BAB
Series B 5.72%, 08/15/39	$300	$364,194

		1,476,778
NEVADA — 0.02%
County of Clark Department of Aviation RB BAB
Series C 6.82%, 07/01/45	120	176,707

		176,707
NEW JERSEY — 0.56%
New Jersey Economic Development Authority RB
Series A 7.43%, 02/15/29 (NPFGC)	675	831,614
New Jersey State Turnpike Authority RB BAB
7.10%, 01/01/41	725	1,028,782
Series F 7.41%, 01/01/40[a]	750	1,098,930
New Jersey Transportation Trust Fund Authority RB BAB
Series C 5.75%, 12/15/28	700	783,804
Rutgers The State University of New Jersey RB BAB
5.67%, 05/01/40	200	233,654

		3,976,784
NEW YORK — 0.96%
City of New York NY GO BAB
Series C-1 5.52%, 10/01/37	185	223,254
Series F1 6.27%, 12/01/37	325	427,892
Metropolitan Transportation Authority RB BAB
Series 2010-A 6.67%, 11/15/39	225	303,476
Series A 5.87%, 11/15/39	300	368,742
Series E 6.81%, 11/15/40	200	273,478

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal (000s)	Value

New York City Transitional Finance Authority Future Tax Secured Revenue RB BAB
5.51%, 08/01/37	$200	$241,782
5.57%, 11/01/38	250	302,523
New York City Water & Sewer System RB BAB
5.44%, 06/15/43	275	339,790
5.75%, 06/15/41	275	352,753
5.88%, 06/15/44	300	393,531
6.01%, 06/15/42	200	265,710
New York State Dormitory Authority RB BAB
5.63%, 03/15/39	350	417,007
Port Authority of New York & New Jersey RB
4.93%, 10/01/51	850	981,359
Series 174 4.46%, 10/01/62	835	897,717
Series 182 5.31%, 08/01/46 (Call 08/01/24)	700	763,609
Series 192 4.81%, 10/15/65	300	338,964

		6,891,587
OHIO — 0.30%
American Municipal Power Inc. RB BAB
Series B 8.08%, 02/15/50	600	980,130
Ohio State University (The) RB
Series A 3.80%, 12/01/46	300	287,997
4.80%, 06/01/11	200	211,740
Ohio State University (The) RB BAB
Series C 4.91%, 06/01/40	200	229,816
Ohio Water Development Authority Water Pollution Control Loan Fund RB BAB
Series B-2 4.88%, 12/01/34	400	439,452

		2,149,135

Security	Principal (000s)	Value

OREGON — 0.12%
Oregon School Boards Association GOL
Series B 5.55%, 06/30/28 (NPFGC)	$200	$226,120
5.68%, 06/30/28 (NPFGC)	350	399,416
State of Oregon Department of Transportation RB BAB
Series 2010-A 5.83%, 11/15/34	175	214,944

		840,480
PENNSYLVANIA — 0.05%
Commonwealth Financing Authority RB
Series A 4.14%, 06/01/38[a]	350	356,646

		356,646
TEXAS — 0.68%
City of Houston TX GOL
Series A 6.29%, 03/01/32	390	448,157
City of San Antonio TX Electric & Gas Systems Revenue RB
4.43%, 02/01/42	200	217,524
5.81%, 02/01/41	240	295,639
Dallas Area Rapid Transit RB BAB
6.00%, 12/01/44	425	551,722
Dallas Convention Center Hotel Development Corp. RB BAB
7.09%, 01/01/42	100	131,378
Dallas County Hospital District GOL BAB
Series C 5.62%, 08/15/44	200	241,904
Dallas Independent School District GO BAB
Series C 6.45%, 02/15/35 (Call 02/15/21) (PSF)	550	606,358
North Texas Tollway Authority RB BAB
Series B 6.72%, 01/01/49[a]	200	286,354

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Security	Principal or Shares (000s)	Value

State of Texas GO BAB
5.52%, 04/01/39	$425	$536,597
Series A 4.68%, 04/01/40	200	223,602
Texas Transportation Commission State Highway Fund RB BAB
Series B 5.18%, 04/01/30	800	922,648
University of Texas System (The) RB BAB
Series B 6.28%, 08/15/41 (Call 08/15/19)	370	388,948

		4,850,831
WASHINGTON — 0.06%
Central Puget Sound Regional Transit Authority RB BAB
5.49%, 11/01/39	150	178,329
State of Washington GO BAB Series F
5.14%, 08/01/40	240	285,506

		463,835

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost: $45,033,104)		44,959,488

SHORT-TERM INVESTMENTS — 12.82%

MONEY MARKET FUNDS — 12.82%
BlackRock Cash Funds: Institutional,
SL Agency Shares 1.58%[g,h,i]	79,862	79,869,885
BlackRock Cash Funds: Treasury,
SL Agency Shares 1.32%[g,h]	11,712	11,711,876

		91,581,761

TOTAL SHORT-TERM INVESTMENTS (Cost: $91,575,906)		91,581,761

TOTAL INVESTMENTS IN SECURITIES — 110.41% (Cost: $802,458,884)		789,059,492
Other Assets, Less Liabilities — (10.41)%		(74,377,209)

NET ASSETS — 100.00%		$714,682,283

BAB — Build America Bond

GO — General Obligation

GOL — General Obligation Limited

PSF — Permanent School Fund

RB — Revenue Bond

Insured by:

NPFGC — National Public Finance Guarantee Corp.

[a]	All or a portion of this security is on loan.
[b]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
[c]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[d]	Zero-coupon bond.
[e]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[f]	Investments are denominated in U.S. dollars.
[g]	Affiliate of the Fund.
[h]	Annualized 7-day yield as of period end.
i	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended February 28, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 02/28/17 (000s)	Shares purchased (000s)		Shares sold (000s)	Shares held at 02/28/18 (000s)	Value at 02/28/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	66,179	$13,683	[b]	$—	$79,862	$79,869,885	$206,794	[c]	$(3,116)	$(19,482)
BlackRock Cash Funds: Treasury, SL Agency Shares	11,390	322	[b]	—	11,712	11,711,876	76,740		—	—

						$91,581,761	$283,534		$(3,116)	$(19,482)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]

Includes the Fund’s portion of securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of February 28, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate bonds & notes	$—	$615,061,723	$—	$615,061,723
Foreign government obligations	—	37,456,520	—	37,456,520
Municipal debt obligations	—	44,959,488	—	44,959,488
Money market funds	91,581,761	—	—	91,581,761

Total	$91,581,761	$697,477,731	$—	$789,059,492

See notes to financial statements.

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018

ASSETS
Investments in securities, at cost:
Unaffiliated	$710,882,978
Affiliated (Note 2)	91,575,906

Total cost of investments in securities	$802,458,884

Investments in securities, at fair value (including securities on loan[a] ) (Note 1):
Unaffiliated	$697,477,731
Affiliated (Note 2)	91,581,761
Cash	338
Receivables:
Investment securities sold	1,357,534
Dividends and interest	8,816,727

Total Assets	799,234,091

LIABILITIES
Payables:
Investment securities purchased	4,169,487
Collateral for securities on loan (Note 1)	79,859,323
Capital shares redeemed	407,641
Investment advisory fees (Note 2)	115,357

Total Liabilities	84,551,808

NET ASSETS	$714,682,283

Net assets consist of:
Paid-in capital	$736,679,346
Undistributed net investment income	2,575,074
Accumulated net realized loss	(11,172,745)
Net unrealized depreciation	(13,399,392)

NET ASSETS	$714,682,283

Shares outstanding[b]	11,900,000

Net asset value per share	$60.06

[a]	Securities on loan with a value of $77,208,031. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Statement of Operations

iSHARES® 10+ YEAR CREDIT BOND ETF

Year ended February 28, 2018

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$76,740
Interest — unaffiliated	33,981,842
Securities lending income — affiliated — net (Note 2)	206,794

Total investment income	34,265,376

EXPENSES
Investment advisory fees (Note 2)	1,613,351
Proxy fees	17,974

Total expenses	1,631,325

Net investment income	32,634,051

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	500,809
Investments — affiliated (Note 2)	(3,116)
In-kind redemptions — unaffiliated	5,075,558

Net realized gain	5,573,251

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(977,841)
Investments — affiliated (Note 2)	(19,482)

Net change in unrealized appreciation/depreciation	(997,323)

Net realized and unrealized gain	4,575,928

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,209,979

See notes to financial statements.

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

iSHARES® 10+ YEAR CREDIT BOND ETF

	Year ended February 28, 2018	Year ended February 28, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$32,634,051	$39,108,463
Net realized gain	5,573,251	7,341,421
Net change in unrealized appreciation/depreciation	(997,323)	33,040,354

Net increase in net assets resulting from operations	37,209,979	79,490,238

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(32,962,172)	(38,936,880)

Total distributions to shareholders	(32,962,172)	(38,936,880)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	141,236,309	314,843,654
Cost of shares redeemed	(261,560,124)	(310,186,638)

Net increase (decrease) in net assets from capital share transactions	(120,323,815)	4,657,016

INCREASE (DECREASE) IN NET ASSETS	(116,076,008)	45,210,374

NET ASSETS
Beginning of year	830,758,291	785,547,917

End of year	$714,682,283	$830,758,291

Undistributed net investment income included in net assets at end of year	$2,575,074	$2,903,195

SHARES ISSUED AND REDEEMED
Shares sold	2,300,000	5,200,000
Shares redeemed	(4,300,000)	(5,200,000)

Net decrease in shares outstanding	(2,000,000)	—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Financial Highlights

iSHARES® 10+ YEAR CREDIT BOND ETF

(For a share outstanding throughout each period)

	Year ended Feb. 28, 2018	Year ended Feb. 28, 2017	Year ended Feb. 29, 2016	Year ended Feb. 28, 2015	Year ended Feb. 28, 2014

Net asset value, beginning of year	$59.77	$56.51	$62.53	$57.87	$61.05

Income from investment operations:
Net investment income[a]	2.48	2.48	2.55	2.59	2.68
Net realized and unrealized gain (loss)[b]	0.30	3.25	(6.02)	4.59	(3.03)

Total from investment operations	2.78	5.73	(3.47)	7.18	(0.35)

Less distributions from:
Net investment income	(2.49)	(2.47)	(2.55)	(2.52)	(2.74)
Net realized gain	—	—	—	—	(0.09)

Total distributions	(2.49)	(2.47)	(2.55)	(2.52)	(2.83)

Net asset value, end of year	$60.06	$59.77	$56.51	$62.53	$57.87

Total return	4.65%	10.21%	(5.53)%	12.64%	(0.41)%[c]

Ratios/Supplemental data:
Net assets, end of year (000s)	$714,682	$830,758	$785,548	$850,376	$283,548
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	4.05%	4.10%	4.40%	4.28%	4.67%
Portfolio turnover rate[d]	12%	10%	11%	23%	12%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Includes payment from an affiliate. Not including these proceeds, the Fund’s total return would have been -0.43%.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

iSHARES® 10+ YEAR CREDIT BOND ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”),as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
10+ Year Credit Bond	Diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105%for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of February 28, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of February 28, 2018 and the total value of the related cash collateral are disclosed in the statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of February 28, 2018:

Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
BNP Paribas New York Branch	$860,634	$860,634	$—
BNP Paribas Prime Brokerage Inc.	372,523	372,523	—
BNP Paribas Prime Brokerage International Ltd.	1,432,040	1,432,040	—
Citigroup Global Markets Inc.	14,043,095	14,043,095	—
Credit Suisse Securities (USA) LLC	5,176,874	5,176,874	—
Deutsche Bank Securities Inc.	4,523,464	4,523,464	—
Goldman Sachs & Co.	5,029,905	5,029,905	—
HSBC Securities (USA) Inc.	3,999,670	3,999,670	—
Jefferies LLC	709,784	709,784	—
JPMorgan Securities LLC	9,047,218	9,047,218	—
Merrill Lynch, Pierce, Fenner & Smith	12,187,244	12,187,244	—
Morgan Stanley & Co. LLC	7,467,686	7,467,686	—
MUFG Securities Americas Inc.	2,238,142	2,238,142	—
Nomura Securities International Inc.	1,195,068	1,195,068	—
Scotia Capital (USA) Inc.	1,471,942	1,471,942	—
SG Americas Securities LLC	321,102	321,102	—
Wells Fargo Securities LLC	7,131,640	7,131,640	—

	$77,208,031	$77,208,031	$—

[a]

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

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Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.20%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”),an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended February 28, 2018, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $76,394.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended February 28, 2018, the purchases and sales transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were $895,642 and $935,700, respectively.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended February 28, 2018 were as follows:

U.S. Government Obligations		Other Securities
Purchases	Sales	Purchases	Sales

$1,002,072	$989,568	$95,561,226	$95,881,986

In-kind purchases and sales (see Note 4) for the year ended February 28, 2018, were $134,679,151 and $248,268,173, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market

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Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2018, attributable to the realized gains (losses)from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$5,003,709	$—	$(5,003,709)

The tax character of distributions paid during the years ended February 28, 2018 and February 28, 2017 was as follows:

	2018	2017
Ordinary income	$32,962,172	$38,936,880

As of February 28, 2018, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains(Losses) [a]	Total
$2,575,074	$(11,026,354)	$(13,545,783)	$(21,997,063)

a	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of February 28, 2018, the Fund had non-expiring capital loss carryforwards in the amount of $11,026,354 available to offset future realized capital gains.

For the year ended February 28, 2018, the Fund utilized $603,250 of its capital loss carryforwards.

As of February 28, 2018, the cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $802,605,275. Net unrealized depreciation was $13,545,783, of which $7,184,501 represented gross unrealized appreciation on securities and 20,730,284 represented gross unrealized depreciation on securities.

Management has analyzed tax laws and regulations and their application to the Fund as of February 28, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of

iShares 10+ Year Credit Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares 10+ Year Credit Bond ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

April 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

2 0 1 8 i S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited or ICE Data Indices, LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

OCTOBER 31, 2018

2018 ANNUAL REPORT

iShares U.S. ETF Trust

▶	iShares Interest Rate Hedged Emerging Markets Bond ETF | EMBH | NYSE Arca

Market Overview

iShares U.S. ETF Trust

Global Bond Market Overview

Global investment-grade bonds declined for the 12 months ended October 31, 2018 (“reporting period”). The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned -2.05% in U.S. dollar terms for the reporting period.

The negative return for global bonds was driven primarily by rising global interest rates and mixed economic data. After a strong 2017, global economic growth eased in 2018 as areas of weakness appeared in several regions of the world. In addition, the global fixed-income markets were affected by a number of external developments, including escalating trade tensions between the U.S. and several of its trading partners (most notably China and Europe), as well as geopolitical conflicts in Turkey and the Middle East.

Regionally, the U.S. bond market declined as a strengthening U.S. economy led to higher interest rates. Driven in part by the stimulative effect of federal tax reform legislation, the U.S. economy grew by 3% for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Faster economic growth drove the inflation rate to its highest level in more than six years in mid-2018. In this environment, the U.S. Federal Reserve Bank (“Fed”) increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. From a sector perspective, corporate bonds declined the most amid investor concerns about high corporate debt levels, a decline in average credit quality, and relatively high valuations. In contrast, asset-backed securities (bonds backed by credit card receivables, auto loans, and other debt) advanced for the reporting period, benefiting from their higher yields and relatively short maturities.

The smaller decline in European bond markets was driven in part by a slowdown in economic activity. After improving notably in 2017, economic growth in the Eurozone slowed markedly through the first three quarters of 2018. In particular, growth in the Italian economy slowed significantly following a debt-heavy budget proposed by Italy’s new populist government, which led to a sharp increase in the country’s bond yields late in the reporting period. Other major Eurozone economies, such as Germany and France, also weakened, but to a lesser extent. Despite the economic slowdown, the European Central Bank (“ECB”) reaffirmed its plan to end its quantitative easing measures by the end of 2018, though the ECB intends to maintain its zero interest-rate policy. In the U.K., slowing economic growth and concerns about the economic impact of Brexit when it takes effect in early 2019 kept bond yields relatively stable, leading to positive returns for British bonds.

Asia-Pacific bond markets also declined modestly for the reporting period as economic growth in the region slowed. In Japan, the nation’s longest period of sustained expansion in more than 20 years came to an end when the Japanese economy contracted in the first quarter of 2018. Japanese bond yields increased slightly during the reporting period but remained near historically low levels. In South Korea, bond yields declined as the nation’s economy grew at its slowest pace in nine years. In contrast, Australian bond yields increased as the country’s economy grew at its fastest rate in six years, benefiting from strong consumer spending and increasing commodities prices.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® Interest Rate Hedged Emerging Markets Bond ETF

Investment Objective

The iShares Interest Rate Hedged Emerging Markets Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, emerging market bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares J.P. Morgan USD Emerging Markets Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(0.51)%	4.17%	(0.51)%	14.33%
Fund Market	(0.58)	4.15	(0.58)	14.28
J.P. Morgan EMBI Global Core Swap Hedged Index	0.34	4.67	0.34	16.13

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/22/15. The first day of secondary market trading was 7/23/15.

The J.P. Morgan EMBI Global Core Swap Hedged Index is an unmanaged index that consists of the J.P. Morgan EMBI® Global Core Index plus interest rate swaps that intend to hedge the interest rate exposure of the J.P. Morgan EMBI® Global Core Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
05/01/18	(10/31/18)	the Period	(a)(b)	(05/01/18)	(10/31/18)	the Period	(a)(b)	Ratio (a)
$ 1,000.00	$988.50	$0.50		$1,000.00	$1,024.70	$0.51		0.10%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® Interest Rate Hedged Emerging Markets Bond ETF

Portfolio Management Commentary

The Fund posted a negative return for the reporting period, as rising U.S. interest rates and a strengthening U.S. dollar weighed on emerging market bond prices. In terms of the Fund’s underlying securities, debt issued by Venezuela, where an ongoing financial crisis led to a significant economic contraction, was the largest detractor to the Fund’s performance. Hyperinflation and insufficient inflows of foreign currency drove Venezuela to default on some of its U.S. dollar-denominated debt. Similarly, Argentina’s debt was negatively affected by the declining Argentine peso, which lowered investors’ confidence in the government’s ability to service its foreign-currency-denominated bonds.

Turkish bonds were significant detractors from the Fund’s performance. High inflation, the depreciation of the Turkish lira, and large trade deficits put pressure on Turkey’s relatively low reserves of foreign currency. Mexican bonds, which have a particularly high rate of foreign ownership, were adversely affected by the depreciation of the Mexican peso and the cancellation of a bond-financed airport project. High foreign ownership also worked against Indonesian debt as foreign investors shifted capital out of Indonesia in search of higher yields.

In that environment, the interest rate hedge was the largest contributor to the Fund’s return. Increasing interest rates reduce the value of existing bonds, meaning a rise in interest rates typically detracts from bond fund performance. Conversely, falling interest rates usually serve to increase bond prices. An interest rate hedged fund attempts to avoid these fluctuations by offsetting interest rate risk, primarily using interest rate swaps and Treasury futures contracts. Rising interest rates during the reporting period meant positive returns from hedging activity.

The Fund’s interest rate hedge seeks near-zero interest rate sensitivity. Consequently, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund fluctuated based on direct exposure to the yield premium of emerging market bonds, independent of rising interest rates.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments(a)

A	15.2%
Baa	34.3
Ba	20.7
B	20.5
Caa	4.2
C	0.7
Not Rated	4.4

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)

Mexico	5.9%
Indonesia	5.0
Russia	4.0
Turkey	4.0
China	4.0
Philippines	3.9
Brazil	3.8
Argentina	3.6
Colombia	3.6
Kazakhstan	3.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® Interest Rate Hedged Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 96.2%
iShares J.P. Morgan USD Emerging Markets Bond ETF(a)	127,721	$13,367,280

Total Investment Companies — 96.2% (Cost: $13,953,982)		13,367,280

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(a)(b)	159,121	159,121

Total Short-Term Investments — 1.1% (Cost: $159,121)		159,121

Total Investments in Securities — 97.3% (Cost: $14,113,103)		13,526,401

Other Assets, Less Liabilities — 2.7%		376,069

Net Assets — 100.0%		$13,902,470

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17	Shares Purchased		Shares Sold	Shares Held at 10/31/18	Value at 10/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	—	0	(b)	—	—	$—	$407	(c)	$218	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	16,670	142,451	(b)	—	159,121	159,121	892		—	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	22,057	105,892		(228)	127,721	13,367,280	218,769		(403)	(662,390)

						$13,526,401	$220,068		$(185)	$(662,390)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Centrally Cleared Interest Rate Swaps

				Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency

1.01%	Semi-annual	2.56%	Quarterly	N/A	12/08/18	$(706)	$1,006	$496	$510
1.17	Semi-annual	2.56	Quarterly	N/A	12/08/21	(5,445)	313,286	261,143	52,143
2.47	Semi-annual	2.56	Quarterly	N/A	01/12/25	(1,545)	61,190	54,734	6,456
1.44	Semi-annual	2.56	Quarterly	N/A	12/08/26	(3,699)	470,177	358,369	111,808
3.25	Semi-annual	2.56	Quarterly	N/A	10/18/28	(472)	154	1,115	(961)
2.34	Semi-annual	2.56	Quarterly	N/A	12/08/36	(1,560)	217,823	192,761	25,062
2.41	Semi-annual	2.56	Quarterly	N/A	06/19/37	(509)	67,422	4,747	62,675
1.77	Semi-annual	2.56	Quarterly	N/A	12/08/46	(1,141)	338,163	287,842	50,321
3.33	Semi-annual	2.56	Quarterly	N/A	10/24/48	(5)	(4)	(12)	8

							$1,469,217	$1,161,195	$308,022

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) October 31, 2018	iShares® Interest Rate Hedged Emerging Markets Bond ETF

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$1,161,207	$(12)	$308,983	$(961)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Interest Rate Contracts

Assets — Derivative Financial Instruments
Swaps — centrally cleared
Net unrealized appreciation(a)	$308,983

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Net unrealized depreciation(a)	$961

(a)

Represents cumulative appreciation (depreciation) of centrally cleared interest rate swaps contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended October 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Interest Rate Contracts

Net Realized Gain (Loss) from:
Swaps	$6,603

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$273,268

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$6,863,290

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Interest Rate Hedged Emerging Markets Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$13,367,280	$—	$—	$13,367,280
Money Market Funds	159,121	—	—	159,121

	$13,526,401	$—	$—	$13,526,401

Derivative financial instruments(a)
Assets
Swaps	$—	$308,983	$—	$308,983
Liabilities
Swaps	—	(961)	—	(961)

	$—	$308,022	$—	$308,022

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	11

Statement of Assets and Liabilities October 31, 2018

iShares Interest Rate Hedged Emerging Markets Bond ETF

ASSETS
Investments in securities, at value:
Affiliated(a)	$13,526,401
Cash pledged:
Centrally cleared swaps	331,000
Receivables:
Variation margin on centrally cleared swaps	46,385
Dividends	166

Total assets	13,903,952

LIABILITIES
Bank overdraft	424
Payables:
Investment advisory fees	1,058

Total liabilities	1,482

NET ASSETS	$13,902,470

NET ASSETS CONSIST OF:
Paid-in capital	$14,190,030
Accumulated loss	(287,560)

NET ASSETS	$13,902,470

Shares outstanding	550,000

Net asset value	$25.28

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Affiliated	$14,113,103

See notes to financial statements.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended October 31, 2018

iShares Interest Rate Hedged Emerging Markets Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$219,661
Securities lending income — Affiliated — net	407

Total investment income	220,068

EXPENSES
Investment advisory fees	39,535

Total expenses	39,535

Less:
Investment advisory fees waived	(34,264)

Total expenses after fees waived	5,271

Net investment income	214,797

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(185)
Swaps	6,603

Net realized gain	6,418

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(662,390)
Swaps	273,268

Net change in unrealized appreciation (depreciation)	(389,122)

Net realized and unrealized loss	(382,704)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(167,907)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Statements of Changes in Net Assets

	iShares Interest Rate Hedged Emerging Markets Bond ETF

	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$214,797	$127,615
Net realized gain	6,418	204,015
Net change in unrealized appreciation (depreciation)	(389,122)	(35,069)

Net increase (decrease) in net assets resulting from operations	(167,907)	296,561

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(205,131)	(114,001)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	11,631,104	(44,387)

NET ASSETS
Total increase in net assets	11,258,066	138,173
Beginning of year	2,644,404	2,506,231

End of year	$13,902,470	$2,644,404

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Prior year distribution character information has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged Emerging Markets Bond ETF

					Period From
	Year Ended		Year Ended	Year Ended	07/22/15	(a)
	10/31/18		10/31/17	10/31/16	to 10/31/15

Net asset value, beginning of period	$26.44		$25.06	$24.20	$25.05

Net investment income(b)	1.06		1.11	1.17	0.33
Net realized and unrealized gain (loss)(c)	(1.19)		1.24	0.61	(0.95)

Net increase (decrease) from investment operations	(0.13)		2.35	1.78	(0.62)

Distributions(d)
From net investment income	(1.03)		(0.97)	(0.89)	(0.23)
Return of capital	—		—	(0.03)	(0.00	)(e)

Total distributions	(1.03)		(0.97)	(0.92)	(0.23)

Net asset value, end of period	$25.28		$26.44	$25.06	$24.20

Total Return
Based on net asset value	(0.51)%		9.57%	7.49%	(2.43	)%(f)

Ratios to Average Net Assets
Total expenses(g)	0.75%		0.75%	0.75%	0.75	%(h)

Total expenses after fees waived(g)	0.10%		0.10%	0.10%	0.12	%(h)

Net investment income	4.07%		4.32%	4.82%	4.86	%(h)

Supplemental Data
Net assets, end of period (000)	$13,902		$2,644	$2,506	$2,420

Portfolio turnover rate(i)(j)	0	%(k)	2%	3%	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(k)	Rounds to less than 1%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Notes to Financial Statements

1.    ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Interest Rate Hedged Emerging Markets Bond	Diversified	(a)

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

Currently the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedule of investments for the underlying fund should be read in conjunction with the Fund’s financial statements.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.    SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2018 and the value of the related cash collateral are disclosed in the statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.    DERIVATIVE FINANCIAL INSTRUMENTS

Swaps: Swaps are financial agreements to exchange cash flows in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate swaps are used by the Fund to mitigate the potential impact of interest rates on the performance of the bonds held by the Fund or its underlying fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements  (continued)

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). The Fund enters into centrally cleared swaps.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the schedule of investments and cash deposited is shown as cash pledged for centrally cleared swaps on the statement of assets and liabilities. The daily change in valuation of centrally cleared swaps is recorded as variation margin receivable or payable on centrally cleared swaps in the statement of assets and liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the statement of operations. Upfront payments and receipts are shown as swap premiums paid and swap premiums received in the statement of assets and liabilities and represent compensating factors between the stated terms of the swap agreement and prevailing market conditions (interest rate spreads and other relevant factors), at the time the swap was entered into by the Fund. These upfront payments and receipts are amortized over the term of the contract as a realized gain (loss) in the statement of the operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

6.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.75%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses is a fund’s total annual operating expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2022 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares J.P. Morgan USD Emerging Markets Bond ETF (“EMB”), after taking into account any fee waivers by EMB, plus 0.10%.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2018, the Fund paid BTC $151 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

7.    PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Interest Rate Hedged Emerging Markets Bond	$243,381	$26,044

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Interest Rate Hedged Emerging Markets Bond	$11,248,609	$—

8.    INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to distributions paid in excess of taxable income, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
Interest Rate Hedged Emerging Markets Bond	$(4,240)	$4,240

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17

Interest Rate Hedged Emerging Markets Bond Ordinary income	$205,131	$114,001

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Capital Loss Carryforwards	Net Unrealized Gains (Losses	)(a)	Total
Interest Rate Hedged Emerging Markets Bond	$(8,340)	$(279,220)		$(287,560)

(a)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2018, the Fund had non-expiring capital loss carryforwards in the amount of $8,340 available to offset future realized capital gains.

For the year ended October 31, 2018, the Fund utilized $20,726 of its capital loss carryforwards.

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation	)
Interest Rate Hedged Emerging Markets Bond	$14,113,643	$308,983	$(588,203)	$(279,220)

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements  (continued)

9.    PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

10.  CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17

iShares ETF	Shares	Amount	Shares	Amount

Interest Rate Hedged Emerging Markets Bond
Shares sold	450,000	$11,631,104	100,000	$2,536,871
Shares redeemed	—	—	(100,000)	(2,581,258)

Net increase (decrease)	450,000	$11,631,104	—	$(44,387)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

11.  LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

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Notes to Financial Statements  (continued)

12.  REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income
Interest Rate Hedged Emerging Markets Bond	$114,001

13.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and

Shareholders of iShares Interest Rate Hedged Emerging Markets Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Interest Rate Hedged Emerging Markets Bond ETF (one of the funds constituting iShares U.S. ETF Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2018 and for the period July 22, 2015 (commencement of operations) through October 31, 2015 (hereafter referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the three years in the period ended October 31, 2018 and for the period July 22, 2015 (commencement of operations) through October 31, 2015 in conformity with accounting principles generally accepted in the United States of America

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2018, the Fund intends to pass through to its shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Interest Rate Hedged Emerging Markets Bond	$218,772	$2

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2018:

iShares ETF	Federal Obligation Interest
Interest Rate Hedged Emerging Markets Bond	$438

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

I M P O R T A N T T A X I N F O R M A T I O N	23

Board Review and Approval of Investment Advisory Contract

I. iShares Interest Rate Hedged Emerging Markets Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the prior year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	25

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Interest Rate Hedged Emerging Markets Bond(a)	$1.029274	$—	$0.003971	$1.033245	100%	—%	0	%(b)	100%

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the date the Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Interest Rate Hedged Emerging Markets Bond ETF

Period Covered: July 23, 2015 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.12%
Greater than 1.0% and Less than 1.5%	3	0.37
Greater than 0.5% and Less than 1.0%	10	1.25
Greater than 0.0% and Less than 0.5%	313	38.99
At NAV	23	2.86
Less than 0.0% and Greater than –0.5%	451	56.17
Less than –0.5% and Greater than –1.0%	1	0.12
Less than –1.5% and Greater than –2.0%	1	0.12

	803	100.00%

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (61)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Mark K. Wiedman(b) (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (69)	Trustee (since 2011); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	27

Trustee and Officer Information  (continued)

Independent Trustees  (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Charles A. Hurty (75)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (59)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	29

Additional Financial Information

Audited Financial Statements

October 31, 2018

iShares Trust

iShares J.P. Morgan USD Emerging Markets Bond ETF | EMB | NASDAQ

Schedule of Investments October 31, 2018	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes(a)

Azerbaijan — 0.5%
Southern Gas Corridor CJSC, 6.88%, 03/24/26(b)	$75,307	$80,446,703

Chile — 1.0%
Corp. Nacional del Cobre de Chile
3.63%, 08/01/27 (Call 05/01/27)(b)	45,249	42,112,113
4.50%, 09/16/25(b)	68,054	67,650,781
4.50%, 08/01/47 (Call 02/01/47)(b)	37,363	34,418,982

		144,181,876
China — 3.4%
Amber Circle Funding Ltd., 3.25%, 12/04/22(b)	15,147	14,699,860
Charming Light Investments Ltd., 4.38%, 12/21/27(b)	14,900	13,786,732
China Development Bank
2.13%, 06/01/21(b)	9,744	9,360,894
2.63%, 01/24/22(b)	19,400	18,732,547
China Development Bank Corp./Hong Kong, 3.02%, 03/06/22, (3 mo. LIBOR US + 0.700%)(b)(c)	24,010	24,009,849
China Great Wall International Holdings III Ltd., 3.13%, 08/31/22(b)	11,270	10,739,372
China Minmetals Corp., 3.75%, (Call 11/13/22)(b)(c)(d)(e)	11,975	11,002,031
CNAC HK Finbridge Co. Ltd.
3.50%, 07/19/22(b)	25,360	24,461,630
4.13%, 03/14/21(b)	2,400	2,387,719
4.13%, 07/19/27(b)	16,453	15,190,316
4.63%, 03/14/23(b)	24,425	24,342,783
5.13%, 03/14/28(b)	28,980	28,498,355
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23(b)	22,596	22,954,178
CNOOC Finance 2015 USA LLC, 4.38%, 05/02/28	4,700	4,668,610
Sinopec Group Overseas Development 2012 Ltd.
3.90%, 05/17/22(b)	31,745	31,655,206
4.88%, 05/17/42(b)	15,079	15,224,021
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23(b)	23,040	23,331,785
Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/24(b)	22,144	22,341,046
Sinopec Group Overseas Development 2015 Ltd., 3.25%, 04/28/25(b)	16,672	15,571,128
Sinopec Group Overseas Development 2016 Ltd., 2.00%, 09/29/21(b)	15,265	14,504,098
Sinopec Group Overseas Development 2017 Ltd.
2.50%, 09/13/22 (b)	31,750	30,106,296
3.00%, 04/12/22(b)	17,000	16,489,810
3.63%, 04/12/27(b)	12,340	11,598,202
State Grid Overseas Investment 2013 Ltd., 3.13%, 05/22/23(b)	5,431	5,252,416
State Grid Overseas Investment 2014 Ltd., 4.13%, 05/07/24(b)	19,566	19,695,631
State Grid Overseas Investment 2016 Ltd. 2.75%, 05/04/22(b)	25,835	24,898,187
3.50%, 05/04/27(b)	37,528	35,198,652
Three Gorges Finance I Cayman Islands Ltd., 3.15%, 06/02/26(b)	12,534	11,546,451

		502,247,805
Indonesia — 1.1%
Pelabuhan Indonesia II PT, 4.25%, 05/05/25(b)	10,828	10,124,180
Pertamina Persero PT
4.30%, 05/20/23(b)	9,278	9,024,358
4.88%, 05/03/22(b)	20,424	20,653,770

Security	Par (000)	Value

Indonesia (continued)
5.25%, 05/23/21(b)	$11,427	$11,698,391
5.63%, 05/20/43(b)	19,591	17,656,389
6.00%, 05/03/42(b)	11,704	11,067,654
6.45%, 05/30/44(b)	20,605	20,501,975
Perusahaan Listrik Negara PT
4.13%, 05/15/27(b)	15,587	14,086,751
5.25%, 10/24/42(b)	15,726	13,838,880
5.45%, 05/21/28(b)	16,443	16,258,016
5.50%, 11/22/21(b)	8,160	8,435,400
6.15%, 05/21/48(b)	12,200	11,879,750

		165,225,514
Kazakhstan — 1.6%
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22(b)	34,837	34,192,516
Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/42(b)	36,630	39,651,975
KazMunayGas National Co. JSC
4.75%, 04/19/27(b)	34,750	33,968,125
5.38%, 04/24/30(b)	41,938	41,623,465
5.75%, 04/19/47(b)	41,434	39,465,885
6.38%, 10/24/48(b)	51,190	51,893,862

		240,795,828
Malaysia — 1.0%
Petronas Capital Ltd.
3.50%, 03/18/25(b)	59,323	57,380,581
4.50%, 03/18/45(b)	44,286	43,081,421
7.88%, 05/22/22(b)	42,170	47,818,756

		148,280,758
Mexico — 3.3%
Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.38%, 10/14/25(b)	8,124	7,799,040
Comision Federal de Electricidad
4.75%, 02/23/27(b)	8,950	8,457,750
4.88%, 05/26/21(b)	6,556	6,556,000
4.88%, 01/15/24(b)	14,067	13,855,995
Mexico City Airport Trust
3.88%, 04/30/28 (Call 01/30/28)(b)	8,845	7,109,788
4.25%, 10/31/26 (Call 07/31/26)(b)	7,200	6,015,600
5.50%, 10/31/46 (Call 04/30/46)(b)	8,240	6,509,600
5.50%, 07/31/47 (Call 01/31/47)(b)	25,886	20,424,054
Petroleos Mexicanos
3.50%, 01/30/23	23,121	21,248,199
4.25%, 01/15/25	9,235	8,308,730
4.50%, 01/23/26	11,527	10,174,652
4.63%, 09/21/23	18,653	17,738,816
4.88%, 01/24/22	10,111	9,918,891
4.88%, 01/18/24	12,388	11,821,249
5.35%, 02/12/28(b)	12,648	11,237,116
5.38%, 03/13/22	16,396	16,303,363
5.50%, 01/21/21	20,791	20,957,328
5.50%, 06/27/44	6,069	4,710,758
5.63%, 01/23/46	27,788	21,532,921
5.98%, 03/11/22, (3 mo. LIBOR US + 3.650%)(c)	11,285	11,708,187
6.35%, 02/12/48(b)	24,567	20,324,279
6.38%, 02/04/21	7,424	7,596,088
6.38%, 01/23/45	31,020	25,839,970
6.50%, 03/13/27	54,234	52,498,512
6.50%, 01/23/29(f)	7,380	7,047,900
6.50%, 06/02/41	34,896	29,895,403
6.63%, 06/15/35	26,790	24,512,850

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® J.P. Morgan USD Emerging Markets Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mexico (continued)
6.75%, 09/21/47	$53,519	$45,935,358
6.88%, 08/04/26	34,730	34,591,080

		490,629,477
Oman — 0.2%
Lamar Funding Ltd., 3.96%, 05/07/25(b)	25,275	22,115,625

Peru — 0.5%
Petroleos del Peru SA
4.75%, 06/19/32(b)	35,730	33,103,845
5.63%, 06/19/47(b)	34,839	32,966,404

		66,070,249
Philippines — 0.2%
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24(b)	27,005	31,292,044

Russia — 0.3%
Vnesheconombank Via VEB Finance PLC
5.94%, 11/21/23(b)	22,800	21,660,000
6.03%, 07/05/22(b)	13,023	12,541,149
6.80%, 11/22/25(b)	16,558	16,164,747

		50,365,896
South Africa — 1.0%
Eskom Holdings SOC Ltd.
5.75%, 01/26/21(b )	33,496	32,122,664
6.35%, 08/10/28(b)	33,495	32,280,806
6.75%, 08/06/23(b)	27,806	26,034,758
7.13%, 02/11/25(b)	30,122	28,164,070
Transnet SOC Ltd., 4.00%, 07/26/22(b)	22,749	21,281,690

		139,883,988
Venezuela — 0.4%
Petroleos de Venezuela SA
5.38%, 04/12/27(b)(g)	40,822	7,245,816
5.50%, 04/12/37(b)(g)	29,323	5,342,651
6.00%, 05/16/24(b)(g)	61,999	11,035,780
6.00%, 11/15/26(b)(g)	58,591	10,106,868
9.00%, 11/17/21(b)(g)	33,233	6,812,765
9.75%, 05/17/35 (b)(g)	34,952	7,383,659
12.75%, 02/17/22(b)(g)	45,066	9,506,778

		57,434,317

Total Corporate Bonds & Notes — 14.5% (Cost: $2,329,199,313)		2,138,970,080

Foreign Government Obligations(a)

Angola — 1.2%
Angolan Government International Bond
8.25%, 05/09/28(b)	55,680	55,611,514
9.38%, 05/08/48(b)	64,870	65,113,262
9.50%, 11/12/25(b)	49,524	54,538,305

		175,263,081
Argentina — 3.5%
Argentine Republic Government International Bond
2.50%, 12/31/38(h)	64,792	36,283,379
4.63%, 01/11/23	32,860	27,717,410
5.63%, 01/26/22	42,745	38,470,500
5.88%, 01/11/28	63,152	49,037,528
6.63%, 07/06/28	16,509	13,165,928
6.88%, 04/22/21	59,059	56,548,993

Security	Par (000)	Value

Argentina (continued)
6.88%, 01/26/27	$54,486	$45,495,810
6.88%, 01/11/48	44,230	32,619,625
7.13%, 07/06/36	24,864	19,083,120
7.13%, 06/28/17	36,933	27,515,085
7.50%, 04/22/26	76,845	67,140,694
7.63%, 04/22/46	37,737	29,717,887
8.28%, 12/31/33	84,262	72,382,495

		515,178,454
Azerbaijan — 0.7%
Republic of Azerbaijan International Bond
3.50%, 09/01/32(b)	38,216	31,337,120
4.75%, 03/18/24(b)	43,544	42,836,410
State Oil Co. of the Azerbaijan Republic, 4.75%, 03/13/23(b)	32,707	32,298,163

		106,471,693
Bolivia — 0.2%
Bolivian Government International Bond, 4.50%, 03/20/28(b)	33,962	30,353,538

Brazil — 3.7%
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 09/26/23(b)	24,458	25,229,038
Brazil Minas SPE via State of Minas Gerais, 5.33%, 02/15/28(b)	21,311	20,618,393
Brazilian Government International Bond
2.63%, 01/05/23	44,313	40,989,525
4.25%, 01/07/25	85,414	82,424,510
4.63%, 01/13/28 (Call 10/13/27)	60,736	57,091,840
4.88%, 01/22/21	36,620	37,205,920
5.00%, 01/27/45	58,862	49,076,192
5.63%, 01/07/41	37,733	34,855,859
5.63%, 02/21/47	59,137	53,445,064
6.00%, 04/07/26	42,898	44,935,655
7.13%, 01/20/37	35,339	38,828,726
8.25%, 01/20/34	34,332	40,940,910
8.88%, 04/15/24	16,181	19,494,060

		545,135,692
Chile — 0.8%
Chile Government International Bond
3.24%, 02/06/28 (Call 11/06/27)	66,144	61,910,784
3.86%, 06/21/47	57,637	52,161,485

		114,072,269
China — 0.5%
China Government International Bond
2.13%, 11/02/22(b)	12,760	12,195,082
2.63%, 11/02/27(b)	5,340	4,891,608
Export-Import Bank of China (The)
2.00%, 04/26/21(b)	13,102	12,567,027
2.63%, 03/14/22(b)	9,150	8,845,047
2.88%, 04/26/26(b)	16,028	14,548,827
3.63%, 07/31/24(b)	24,487	23,962,192

		77,009,783
Colombia — 3.6%
Colombia Government International Bond
2.63%, 03/15/23 (Call 12/15/22)	25,354	23,851,776
3.88%, 04/25/27 (Call 01/25/27)	60,052	57,109,452
4.00%, 02/26/24 (Call 11/26/23)	53,160	52,455,630
4.38%, 07/12/21	40,298	40,872,247

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) October 31, 2018	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colombia (continued)
4.50%, 01/28/26 (Call 10/28/25)	$39,325	$39,315,169
4.50%, 03/15/29 (Call 12/15/28)	14,530	14,315,683
5.00%, 06/15/45 (Call 12/15/44)	103,950	98,596,575
5.63%, 02/26/44 (Call 08/26/43)	57,111	58,681,552
6.13%, 01/18/41	53,143	57,580,440
7.38%, 09/18/37	45,473	55,181,485
8.13%, 05/21/24	25,735	30,341,565

		528,301,574
Costa Rica — 0.6%
Costa Rica Government International Bond
4.25%, 01/26/23(b)	38,149	33,237,317
7.00%, 04/04/44(b)	28,950	23,775,187
7.16%, 03/12/45(b)	36,352	30,308,480

		87,320,984
Croatia — 1.2%
Croatia Government International Bond
5.50%, 04/04/23(b)	55,142	57,899,100
6.00%, 01/26/24(b)	58,711	63,114,325
6.38%, 03/24/21(b)	47,475	49,848,750

		170,862,175
Dominican Republic — 3.1%
Dominican Republic International Bond
5.50%, 01/27/25(b)	52,143	51,412,998
5.88%, 04/18/24(b)	32,030	32,470,413
5.95%, 01/25/27(b)	51,980	51,655,125
6.00%, 07/19/28(b)	59,142	58,476,652
6.50%, 02/15/48(b)	33,136	31,147,840
6.85%, 01/27/45(b)	70,949	69,352,647
6.88%, 01/29/26(b)	49,800	52,290,000
7.45%, 04/30/44(b)	50,168	52,224,888
7.50%, 05/06/21(b)	50,002	51,639,566

		450,670,129
Ecuador — 2.9%
Ecuador Government International Bond
7.88%, 01/23/28(b)	96,326	80,913,840
7.95%, 06/20/24(b)	65,983	59,384,700
8.75%, 06/02/23(b)	40,581	38,491,079
8.88%, 10/23/27(b)	87,282	77,462,775
9.63%, 06/02/27(b)	38,763	35,855,775
9.65%, 12/13/26(b)	56,245	52,589,075
10.75%, 03/28/22(b)	77,413	79,928,922

		424,626,166
Egypt — 2.8%
Egypt Government International Bond
5.58%, 02/21/23(b)	56,379	54,053,366
5.88%, 06/11/25(b)	48,129	45,000,615
6.13%, 01/31/22(b)	81,245	80,229,437
6.59%, 02/21/28(b)	40,977	37,596,398
7.50%, 01/31/27(b)	63,149	61,728,148
7.90%, 02/21/48(b)	48,779	43,718,179
8.50%, 01/31/47(b)	94,959	89,617,556

		411,943,699
El Salvador — 0.2%
El Salvador Government International Bond, 7.65%, 06/15/35(b)	35,554	32,531,910

Ethiopia — 0.2%
Ethiopia International Bond, 6.63%, 12/11/24(b)	33,732	32,846,535

Security	Par (000)	Value

Gabon — 0.3%
Gabon Government International Bond, 6.38%, 12/12/24(b)	$49,390	$44,944,900

Ghana — 0.9%
Ghana Government International Bond
7.63%, 05/16/29(b)	32,275	30,741,938
7.88%, 08/07/23(b)	34,298	34,966,898
8.13%, 01/18/26(b)	34,082	34,209,807
8.63%, 06/16/49(b)	35,190	32,990,625

		132,909,268
Hungary — 2.5%
Hungary Government International Bond
5.38%, 02/21/23	74,990	78,712,503
5.38%, 03/25/24	61,966	65,714,943
5.75%, 11/22/23	70,864	75,882,943
6.38%, 03/29/21	88,476	93,801,371
7.63%, 03/29/41	42,124	57,078,862

		371,190,622
India — 0.4%
Export-Import Bank of India
3.38%, 08/05/26(b)	30,950	27,992,468
3.88%, 02/01/28(b)	35,122	32,193,334

		60,185,802
Indonesia — 3.8%
Indonesia Government International Bond
2.95%, 01/11/23	14,730	13,883,025
3.38%, 04/15/23(b)	7,967	7,598,527
3.50%, 01/11/28	10,915	9,809,856
3.75%, 04/25/22(b)	23,931	23,452,380
3.85%, 07/18/27(b)	18,800	17,343,000
4.10%, 04/24/28	19,458	18,266,197
4.13%, 01/15/25(b)	25,284	24,241,035
4.35%, 01/08/27(b)	26,539	25,444,266
4.35%, 01/11/48	20,509	17,612,104
4.63%, 04/15/43(b)	14,762	13,082,823
4.75%, 01/08/26(b)	36,482	35,980,372
4.75%, 07/18/47(b)	8,850	7,965,000
4.88%, 05/05/21(b)	21,207	21,578,123
5.13%, 01/15/45(b)	12,039	11,301,611
5.25%, 01/17/42(b)	26,325	25,239,094
5.25%, 01/08/47(b)	14,117	13,534,674
5.38%, 10/17/23(b)	13,068	13,492,710
5.88%, 01/15/24(b)	24,902	26,178,228
5.95%, 01/08/46(b)	13,855	14,528,284
6.63%, 02/17/37(b)	19,403	21,707,106
6.75%, 01/15/44(b)	17,291	19,863,036
7.75%, 01/17/38(b)	28,499	35,445,631
8.50%, 10/12/35(b)	14,594	19,136,382
Perusahaan Penerbit SBSN Indonesia III
3.30%, 11/21/22(b)	7,836	7,571,535
3.40%, 03/29/22(b)	17,325	16,870,219
3.75%, 03/01/23(b)	12,100	11,737,000
4.15%, 03/29/27(b)	22,400	20,972,000
4.33%, 05/28/25(b)	20,559	19,890,832
4.35%, 09/10/24(b)	13,435	13,166,300
4.40%, 03/01/28(b)	20,906	19,730,037
4.55%, 03/29/26(b)	18,650	18,043,875

		564,665,262

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® J.P. Morgan USD Emerging Markets Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iraq — 0.8%
Iraq International Bond
5.80%, 01/15/28 (Call 12/16/18)(b)	$91,621	$84,062,267
6.75%, 03/09/23(b)	37,414	36,431,883

		120,494,150
Ivory Coast — 0.8%
Ivory Coast Government International Bond
5.75%, 12/31/32 (Call 12/31/18)(b)(h)	57,981	52,400,193
6.13%, 06/15/33(b)	49,262	42,611,630
6.38%, 03/03/28(b)	31,661	29,246,849

		124,258,672
Jamaica — 1.1%
Jamaica Government International Bond
6.75%, 04/28/28	62,538	67,619,212
7.88%, 07/28/45	34,346	39,798,428
8.00%, 03/15/39	41,838	48,532,080

		155,949,720
Jordan — 0.7%
Jordan Government International Bond
5.75%, 01/31/27(b)	33,734	30,993,113
6.13%, 01/29/26(b)	35,773	34,163,215
7.38%, 10/10/47(b)	33,802	30,464,052

		95,620,380
Kazakhstan — 1.6%
Kazakhstan Government International Bond
3.88%, 10/14/24(b)	53,818	53,952,545
4.88%, 10/14/44(b)	34,015	33,334,700
5.13%, 07/21/25(b)	87,999	92,618,948
6.50%, 07/21/45(b)	51,756	61,589,640

		241,495,833
Kenya — 0.9%
Kenya Government International Bond
6.88%, 06/24/24(b)	65,326	63,611,192
7.25%, 02/28/28(b)	30,720	28,953,600
8.25%, 02/28/48(b)	40,395	36,860,438

		129,425,230
Lebanon — 2.2%
Lebanon Government International Bond
6.00%, 01/27/23(b)	47,738	40,935,335
6.10%, 10/04/22(b)	44,708	38,840,075
6.60%, 11/27/26(b)	50,174	40,390,070
6.65%, 02/26/30(b)	46,523	36,055,325
6.75%, 11/29/27(b)	33,428	26,700,615
6.85%, 03/23/27(b)	45,475	36,664,219
7.00%, 03/23/32(b)	36,532	28,357,965
8.25%, 04/12/21(b)	81,383	77,619,036

		325,562,640
Lithuania — 0.8%
Lithuania Government International Bond
6.13%, 03/09/21(b)	47,385	50,105,373
6.63%, 02/01/22(b)	58,262	63,578,407

		113,683,780
Malaysia — 1.1%
1MDB Global Investments Ltd., 4.40%, 03/09/23(b)	103,500	95,220,000
Malaysia Sovereign Sukuk Bhd, 3.04%, 04/22/25(b)	31,159	29,469,653
Malaysia Sukuk Global Bhd, 3.18%, 04/27/26(b)	32,401	30,489,801

		155,179,454

Security	Par (000)	Value

Mexico — 2.5%
Mexico Government International Bond
3.60%, 01/30/25	$20,356	$19,236,420
3.63%, 03/15/22	23,484	23,225,676
3.75%, 01/11/28	26,166	24,111,969
4.00%, 10/02/23	31,390	30,981,930
4.13%, 01/21/26	17,301	16,660,863
4.15%, 03/28/27	27,116	25,841,548
4.35%, 01/15/47	22,908	19,185,450
4.60%, 01/23/46	26,267	22,852,290
4.60%, 02/10/48	19,657	17,081,933
4.75%, 03/08/44	43,396	38,405,460
5.55%, 01/21/45	24,713	24,428,800
5.75%, 10/12/10	18,576	17,206,020
6.05%, 01/11/40	31,864	33,138,560
6.75%, 09/27/34	26,060	29,838,700
8.30%, 08/15/31	19,976	26,343,350

		368,538,969
Mongolia — 0.2%
Mongolia Government International Bond, 5.13%, 12/05/22(b)	31,370	29,644,650

Morocco — 0.3%
Morocco Government International Bond, 4.25%, 12/11/22(b)	47,740	47,381,950

Nigeria — 1.5%
Nigeria Government International Bond
6.50%, 11/28/27(b)	54,177	49,707,397
7.14%, 02/23/30(b)	44,675	41,045,156
7.63%, 11/28/47(b)	54,339	47,954,167
7.70%, 02/23/38(b)	45,770	41,250,213
7.88%, 02/16/32(b)	45,749	44,033,413

		223,990,346
Oman — 3.0%
Oman Government International Bond
3.63%, 06/15/21(b)	32,842	32,020,950
3.88%, 03/08/22(b)	36,211	34,853,088
4.13%, 01/17/23(b)	22,013	21,077,448
4.75%, 06/15/26(b)	62,847	57,819,240
5.38%, 03/08/27(b)	60,528	57,047,640
5.63%, 01/17/28(b)	62,845	59,859,862
6.50%, 03/08/47(b)	65,816	58,740,780
6.75%, 01/17/48(b)	62,616	56,980,560
Oman Sovereign Sukuk SAOC
4.40%, 06/01/24(b)	49,291	46,456,767
5.93%, 10/31/25(f)	10,925	10,914,075

		435,770,410
Pakistan — 1.0%
Pakistan Government International Bond
6.88%, 12/05/27(b)	59,412	54,710,431
8.25%, 04/15/24(b)	33,845	34,521,900
Third Pakistan International Sukuk Co. Ltd. (The)
5.50%, 10/13/21(b)	28,179	27,253,883
5.63%, 12/05/22(b)	32,433	30,916,109

		147,402,323
Panama — 2.0%
Panama Government International Bond
3.75%, 03/16/25 (Call 12/16/24)	48,161	46,956,975
3.88%, 03/17/28 (Call 12/17/27)	35,408	33,920,864
4.00%, 09/22/24 (Call 06/22/24)	52,995	52,663,781

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) October 31, 2018	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Panama (continued)
4.50%, 05/15/47	$38,575	$36,144,775
4.50%, 04/16/50 (Call 10/16/49)	66,215	61,149,553
6.70%, 01/26/36	58,159	69,878,038

		300,713,986
Paraguay — 0.3%
Paraguay Government International Bond, 6.10%, 08/11/44(b)	37,908	38,135,448

Peru — 2.6%
Peruvian Government International Bond
4.13%, 08/25/27	45,521	45,805,506
5.63%, 11/18/50	91,469	102,422,413
6.55%, 03/14/37	38,072	46,409,768
7.35%, 07/21/25	57,706	69,535,730
8.75%, 11/21/33	77,808	111,168,180

		375,341,597
Philippines — 3.6%
Philippine Government International Bond
3.00%, 02/01/28	59,501	54,101,284
3.70%, 03/01/41	36,509	32,493,010
3.70%, 02/02/42	59,300	52,702,875
3.95%, 01/20/40	37,859	34,972,251
4.00%, 01/15/21	22,163	22,356,926
4.20%, 01/21/24	44,165	44,551,444
5.00%, 01/13/37	22,692	24,019,028
5.50%, 03/30/26	26,524	28,712,230
6.38%, 01/15/32	21,764	26,035,185
6.38%, 10/23/34	36,588	44,545,890
7.75%, 01/14/31	38,814	50,991,893
9.50%, 02/02/30	43,819	63,044,586
10.63%, 03/16/25	39,260	53,246,375

		531,772,977
Poland — 2.6%
Republic of Poland Government International Bond
3.00%, 03/17/23	53,540	52,140,465
3.25%, 04/06/26	64,236	61,458,435
4.00%, 01/22/24	64,534	65,131,585
5.00%, 03/23/22	120,104	125,673,631
5.13%, 04/21/21	68,996	71,680,634

		376,084,750
Romania — 1.6%
Romanian Government International Bond
4.38%, 08/22/23(b)	52,070	51,874,738
4.88%, 01/22/24(b)	34,748	35,312,655
5.13%, 06/15/48(b)	44,694	41,286,083
6.13%, 01/22/44(b)	35,198	38,013,840
6.75%, 02/07/22(b)	69,953	75,374,357

		241,861,673
Russia — 3.6%
Russian Foreign Bond-Eurobond
4.25%, 06/23/27(b)	45,600	43,103,400
4.38%, 03/21/29(b)	21,200	20,055,200
4.50%, 04/04/22(b)	27,800	28,036,300
4.75%, 05/27/26(b)	57,600	56,736,000
4.88%, 09/16/23(b)	58,200	59,436,750
5.25%, 06/23/47(b)	124,800	115,190,400
5.63%, 04/04/42(b)	50,800	51,689,000

Security	Par (000)	Value

Russia (continued)
5.88%, 09/16/43(b)	$28,000	$29,365,000
7.50%, 03/31/30(b)(h)	59,755	65,282,018
12.75%, 06/24/28(b)	39,210	62,049,825

		530,943,893
Senegal — 0.4%
Senegal Government International Bond
6.25%, 05/23/33(b)	35,549	30,572,140
6.75%, 03/13/48(b)	39,148	32,248,165

		62,820,305

Serbia — 0.6%
Serbia International Bond, 7.25%, 09/28/21(b)	79,226	85,266,983

Slovakia — 0.3%
Slovakia Government International Bond, 4.38%, 05/21/22(b)	40,989	42,303,107

South Africa — 2.1%
Republic of South Africa Government International Bond
4.30%, 10/12/28	48,189	41,081,122
4.67%, 01/17/24	26,557	25,428,328
4.85%, 09/27/27	30,753	27,869,906
4.88%, 04/14/26	35,462	32,802,350
5.00%, 10/12/46	25,089	20,008,478
5.38%, 07/24/44	24,750	20,542,500
5.65%, 09/27/47	37,150	31,298,875
5.88%, 05/30/22	23,417	23,914,611
5.88%, 09/16/25	60,409	59,578,376
5.88%, 06/22/30	31,570	29,715,263

		312,239,809
Sri Lanka — 1.8%
Sri Lanka Government International Bond
5.75%, 04/18/23(b)	44,684	40,217,834
5.88%, 07/25/22(b)	38,017	35,042,930
6.20%, 05/11/27(b)	53,181	45,536,231
6.25%, 07/27/21(b)	32,365	30,719,240
6.75%, 04/18/28(b)	45,494	39,802,473
6.83%, 07/18/26(b)	36,177	32,378,415
6.85%, 11/03/25(b)	50,536	45,671,910

		269,369,033
Trinidad And Tobago — 0.2%
Trinidad & Tobago Government International Bond, 4.50%, 08/04/26(b)	35,128	32,360,089

Tunisia — 0.2%
Banque Centrale de Tunisie International Bond, 5.75%, 01/30/25(b)	32,346	27,332,370

Turkey — 3.9%
Hazine Mustesarligi Varlik Kiralama AS
4.25%, 06/08/21(b)	15,418	14,531,465
4.49%, 11/25/24(b)	11,650	10,164,625
5.00%, 04/06/23(b)	15,817	14,670,268
Turkey Government International Bond
3.25%, 03/23/23	28,368	24,325,560
4.25%, 04/14/26	17,011	14,034,075
4.88%, 10/09/26	39,977	33,930,479
4.88%, 04/16/43	35,712	25,444,800
5.13%, 03/25/22	16,506	15,556,905
5.13%, 02/17/28	27,700	23,371,875
5.63%, 03/30/21	24,076	23,474,100

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® J.P. Morgan USD Emerging Markets Bond ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Turkey (continued)
5.75%, 03/22/24	$32,076	$29,950,965
5.75%, 05/11/47	45,479	34,677,737
6.00%, 03/25/27	39,284	35,552,020
6.00%, 01/14/41	37,021	29,431,695
6.13%, 10/24/28	22,950	20,568,937
6.25%, 09/26/22	29,656	28,766,320
6.63%, 02/17/45	36,912	31,282,920
6.75%, 05/30/40	21,068	18,276,490
6.88%, 03/17/36	44,768	39,787,560
7.25%, 12/23/23	5,925	5,880,563
7.25%, 03/05/38	22,136	20,392,790
7.38%, 02/05/25	37,851	37,614,431
8.00%, 02/14/34	32,996	32,913,510
11.88%, 01/15/30	12,399	16,072,204

		580,672,294
Ukraine — 2.7%
Ukraine Government International Bond
7.38%, 09/25/32(b)	101,156	84,262,948
7.75%, 09/01/21(b)	51,377	50,554,968
7.75%, 09/01/22(b)	48,416	46,963,520
7.75%, 09/01/23(b)	48,365	46,116,027
7.75%, 09/01/24(b)	41,041	38,527,239
7.75%, 09/01/25(b)	46,605	42,818,344
7.75%, 09/01/26(b)	51,051	46,150,104
7.75%, 09/01/27(b)	43,489	38,879,166
9.75%, 11/01/28(f)	6,275	6,196,280

		400,468,596
Uruguay — 2.4%
Uruguay Government International Bond
4.38%, 10/27/27	80,908	79,896,650
4.50%, 08/14/24	42,876	43,411,737
4.98%, 04/20/55	64,431	59,598,173
5.10%, 06/18/50	133,180	125,855,383
7.63%, 03/21/36	34,677	44,646,638

		353,408,581
Venezuela — 0.6%
Venezuela Government International Bond
6.00%, 12/09/20(b)(g)	11,317	2,744,373
7.00%, 03/31/38(b)(g)	22,298	5,351,520
7.65%, 04/21/25(b)(g)	19,893	4,873,785
8.25%, 10/13/24(b)(g)	39,401	9,948,778
9.00%, 05/07/23(b)(g)	26,989	6,747,350
9.25%, 09/15/27(g)	50,131	12,532,750
9.25%, 05/07/28(b)(g)	23,020	5,755,000
9.38%, 01/13/34(g)	17,694	5,042,790

Security	Par/ Shares (000)	Value

Venezuela (continued)
11.75%, 10/21/26(b)(g)	$34,873	$8,936,206
11.95%, 08/05/31(b)(g)	64,749	16,510,995
12.75%, 08/23/22(b)(g)	37,576	9,610,036

		88,053,583
Vietnam — 0.3%
Vietnam Government International Bond, 4.80%, 11/19/24(b)	40,015	40,360,329

Zambia — 0.3%
Zambia Government International Bond
8.50%, 04/14/24(b)	34,360	23,407,750
8.97%, 07/30/27(b)	38,984	26,362,930

		49,770,680

Total Foreign Government Obligations — 83.7% (Cost: $13,343,159,702)		12,330,162,126

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(i)(j)	62,171	62,171,218

Total Short-Term Investments — 0.4% (Cost: $62,171,218)		62,171,218

Total Investments in Securities — 98.6% (Cost: $15,734,530,233)		14,531,303,424

Other Assets, Less Liabilities — 1.4%		213,427,072

Net Assets — 100.0%		$14,744,730,496

(a)	Investments are denominated in U.S. dollars.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(c)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(d)	Perpetual security with no stated maturity date.
(e)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Issuer is in default of interest payments.
(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares		Shares					Change in
	Held at		Held at					Unrealized
	10/31/17	Net Activity	10/31/18	Value at		Net Realized		Appreciation
Affiliated Issuer	(000)	(000)	(000)	10/31/18	Income	Gain (Loss)	(a)	(Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	37,553	24,618	62,171	$62,171,218	$673,335	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) October 31, 2018	iShares® J.P. Morgan USD Emerging Markets Bond ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$2,138,970,080	$—	$2,138,970,080
Foreign Government Obligations	—	12,330,162,126	—	12,330,162,126
Money Market Funds	62,171,218	—	—	62,171,218

	$62,171,218	$14,469,132,206	$—	$14,531,303,424

See notes to financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities October 31, 2018

iShares J.P. Morgan USD Emerging Markets Bond ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$14,469,132,206
Affiliated(b)	62,171,218
Cash	4,198,720
Receivables:
Investments sold	21,338,229
Capital shares sold	283,169
Securities related to in-kind transactions	63,796,687
Dividends	103,615
Interest	202,909,207

Total assets	14,823,933,051

LIABILITIES
Payables:
Investments purchased	74,253,505
Capital shares redeemed	62,951
Investment advisory fees	4,886,099

Total liabilities	79,202,555

NET ASSETS	$14,744,730,496

NET ASSETS CONSIST OF:
Paid-in capital	$16,117,433,484
Accumulated loss	(1,372,702,988)

NET ASSETS	$14,744,730,496

Shares outstanding	141,000,000

Net asset value	$104.57

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Unaffiliated	$15,672,359,015
(b) Investments, at cost — Affiliated	$62,171,218

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Statement of Operations Year Ended October 31, 2018

iShares J.P. Morgan USD Emerging Markets Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$673,335
Interest — Unaffiliated	632,275,082
Foreign taxes withheld	(619)

Total investment income	632,947,798

EXPENSES
Investment advisory fees	49,813,146
Proxy fees	1,192

Total expenses	49,814,338

Net investment income	583,133,460

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(77,126,032)
In-kind redemptions — Unaffiliated	(10,095,166)

Net realized loss	(87,221,198)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(1,252,248,328)

Net change in unrealized appreciation (depreciation)	(1,252,248,328)

Net realized and unrealized loss	(1,339,469,526)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(756,336,066)

See notes to financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares J.P. Morgan USD Emerging Markets Bond ETF

	Year Ended 10/31/18	Year Ended 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$583,133,460	$486,867,268
Net realized gain (loss)	(87,221,198)	56,149,030
Net change in unrealized appreciation (depreciation)	(1,252,248,328)	11,132,447

Net increase (decrease) in net assets resulting from operations	(756,336,066)	554,148,745

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(560,509,063)	(472,368,085)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,133,365,853	2,197,133,548

NET ASSETS(b)
Total increase in net assets	2,816,520,724	2,278,914,208
Beginning of year	11,928,209,772	9,649,295,564

End of year	$14,744,730,496	$11,928,209,772

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 10 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Financial Highlights

(For a share outstanding throughout each period)

	iShares J.P. Morgan USD Emerging Markets Bond ETF

	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/14

Net asset value, beginning of year	$115.92	$114.74	$108.36	$114.15	$110.96

Net investment income(a)	5.07	5.33	5.39	5.08	4.86
Net realized and unrealized gain (loss)(b)	(11.50)	1.02	6.57	(5.75)	3.17

Net increase (decrease) from investment operations	(6.43)	6.35	11.96	(0.67)	8.03

Distributions(c)
From net investment income	(4.92)	(5.17)	(5.58)	(5.12)	(4.84)

Total distributions	(4.92)	(5.17)	(5.58)	(5.12)	(4.84)

Net asset value, end of year	$104.57	$115.92	$114.74	$108.36	$114.15

Total Return
Based on net asset value	(5.68)%	5.74%	11.35%	(0.55)%	7.45%

Ratios to Average Net Assets
Total expenses	0.39%	0.54%	0.59%	0.60%	0.60%

Total expenses after fees waived	0.39%	0.40%	0.40%	0.40%	0.59%

Net investment income	4.60%	4.69%	4.81%	4.61%	4.35%

Supplemental Data
Net assets, end of year (000)	$14,744,730	$11,928,210	$9,649,296	$4,464,443	$5,147,968

Portfolio turnover rate(d)	15%	26%	32%	24%	52%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

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Notes to Financial Statements

1.    ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
J.P. Morgan USD Emerging Markets Bond	Non-diversified

2.    SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $19 billion	0.4000%
Over $19 billion, up to and including $33 billion	0.3800
Over $33 billion, up to and including $47 billion	0.3610
Over $47 billion	0.3430

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2018, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
J.P. Morgan USD Emerging Markets Bond	$16,018,276	$7,435,448

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

5.    PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
J.P. Morgan USD Emerging Markets Bond	$2,014,906,777	$1,857,744,582

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
J.P. Morgan USD Emerging Markets Bond	$10,618,189,494	$6,595,257,701

6.    INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to the expiration of capital loss carryforwards and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
J.P. Morgan USD Emerging Markets Bond	$(36,990,700)	$36,990,700

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17
J.P. Morgan USD Emerging Markets Bond Ordinary income	$560,509,063	$472,368,085

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses	)(a)	Total
J.P. Morgan USD Emerging Markets Bond	$162,539,318	$(160,819,685)	$(1,374,422,621)		$(1,372,702,988)

(a)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the accrual of income on securities in default.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements  (continued)

As of October 31, 2018, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non-Expiring
J.P. Morgan USD Emerging Markets Bond	$160,819,685

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
J.P. Morgan USD Emerging Markets Bond	$15,803,375,620	$2,626,886	$(1,274,699,082)	$(1,272,072,196)

7.    PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

8.    CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17

iShares ETF	Shares	Amount	Shares	Amount

J.P. Morgan USD Emerging Markets Bond
Shares sold	98,900,000	$10,877,622,219	85,200,000	$9,694,660,077
Shares redeemed	(60,800,000)	(6,744,256,366)	(66,400,000)	(7,497,526,529)

Net increase	38,100,000	$4,133,365,853	18,800,000	$2,197,133,548

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

9.    LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

10.  REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income
J.P. Morgan USD Emerging Markets Bond	$472,368,085

Undistributed net investment income as of October 31, 2017 are as follows:

iShares ETF	Undistributed net investment income
J.P. Morgan USD Emerging Markets Bond	$37,564,496

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements  (continued)

11.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares J.P. Morgan USD Emerging Markets Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares J.P. Morgan USD Emerging Markets Bond ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (hereafter referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

LIBOR	London Interbank Offered Rate

2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

OCTOBER 31, 2018

2018 ANNUAL REPORT

iShares U.S. ETF Trust

▶	iShares Bloomberg Roll Select Commodity Strategy ETF | CMDY | NYSE Arca

▶	iShares Commodities Select Strategy ETF | COMT | NASDAQ

▶	iShares Gold Strategy ETF | IAUF | Cboe BZX

Market Overview

iShares U.S. ETF Trust

Global Bond Market Overview

Global investment-grade bonds declined for the 12 months ended October 31, 2018 (“reporting period”). The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned -2.05% in U.S. dollar terms for the reporting period.

The negative return for global bonds was driven primarily by rising global interest rates and mixed economic data. After a strong 2017, global economic growth eased in 2018 as areas of weakness appeared in several regions of the world. In addition, the global fixed-income markets were affected by a number of external developments, including escalating trade tensions between the U.S. and several of its trading partners (most notably China and Europe), as well as geopolitical conflicts in Turkey and the Middle East.

Regionally, the U.S. bond market declined as a strengthening U.S. economy led to higher interest rates. Driven in part by the stimulative effect of federal tax reform legislation, the U.S. economy grew by 3% for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Faster economic growth drove the inflation rate to its highest level in more than six years in mid-2018. In this environment, the U.S. Federal Reserve Bank (“Fed”) increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. From a sector perspective, corporate bonds declined the most amid investor concerns about high corporate debt levels, a decline in average credit quality, and relatively high valuations. In contrast, asset-backed securities (bonds backed by credit card receivables, auto loans, and other debt) advanced for the reporting period, benefiting from their higher yields and relatively short maturities.

The smaller decline in European bond markets was driven in part by a slowdown in economic activity. After improving notably in 2017, economic growth in the Eurozone slowed markedly through the first three quarters of 2018. In particular, growth in the Italian economy slowed significantly following a debt-heavy budget proposed by Italy’s new populist government, which led to a sharp increase in the country’s bond yields late in the reporting period. Other major Eurozone economies, such as Germany and France, also weakened, but to a lesser extent. Despite the economic slowdown, the European Central Bank (“ECB”) reaffirmed its plan to end its quantitative easing measures by the end of 2018, though the ECB intends to maintain its zero interest-rate policy. In the U.K., slowing economic growth and concerns about the economic impact of Brexit when it takes effect in early 2019 kept bond yields relatively stable, leading to positive returns for British bonds.

Asia-Pacific bond markets also declined modestly for the reporting period as economic growth in the region slowed. In Japan, the nation’s longest period of sustained expansion in more than 20 years came to an end when the Japanese economy contracted in the first quarter of 2018. Japanese bond yields increased slightly during the reporting period but remained near historically low levels. In South Korea, bond yields declined as the nation’s economy grew at its slowest pace in nine years. In contrast, Australian bond yields increased as the country’s economy grew at its fastest rate in six years, benefiting from strong consumer spending and increasing commodities prices.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® Bloomberg Roll Select Commodity Strategy ETF

Investment Objective

The iShares Bloomberg Roll Select Commodity Strategy ETF (the “Fund”) seeks to provide exposure, on a total return basis, to a diversified group of commodities. The Fund seeks to achieve its investment objective by investing in exchange-traded futures contracts on the Bloomberg Roll Select Commodity Index. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

Cumulative Total Returns
Since
Inception
Fund NAV	(4.46)%
Fund Market	(4.30)
Bloomberg Roll Select Commodity Index	(4.36)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/18. The first day of secondary market trading was 4/5/18.

The Bloomberg Roll Select Commodity Index is an unmanaged index that aims to reflect the performance of a diversified group of commodities, while also seeking to minimize the effect of contango and maximize the effect of backwardation in connection with periodically switching or “rolling” into new futures contracts.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
05/01/18	(10/31/18)	the Period	(a)	(05/01/18)	(10/31/18)	the Period	(a)	Ratio
$ 1,000.00	$930.50	$0.49		$1,000.00	$1,024.70	$0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 11 for more information.

6	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® Bloomberg Roll Select Commodity Strategy ETF

Portfolio Management Commentary

The Fund declined during the abbreviated reporting period from its inception on April 3, 2018, to October 31, 2018. Commodities prices were mixed amid concerns about the effects of economic and political tensions on world trade and economic growth. The Fund used commodities futures with the intent of providing investors total returns consistent with investment in a broad basket of commodities. Some of the Fund’s largest exposures were to gold, natural gas, West Texas Intermediate crude oil, Brent crude oil, and corn.

Gold prices declined during the reporting period in response to a supply and demand imbalance caused in part by the stronger U.S. dollar. Gold is priced in U.S. dollars, so the stronger currency made gold more expensive for foreign buyers. In terms of supply, gold mine output was the highest on record in the third quarter of 2018.

In energy markets, natural gas prices rose steadily throughout the reporting period. Natural gas inventories reached their lowest level in a decade, even as warm weather drove demand. Looking at crude oil, both Brent and West Texas Intermediate finished the abbreviated reporting period fractionally higher after rising sharply to a four-year high in early October and then declining sharply thereafter. The two generally trade together, with slight differences in pricing reflecting regional and quality differences. Much of the volatility in prices can be attributed to changing perceptions around supply. Early in the reporting period, traders focused on potential disruptions to output from Venezuela and Iran. However, oil prices declined sharply in October after Russia, Saudi Arabia, and the U.S. increased production ahead of the resumption of U.S. sanctions against Iran. Looking at agricultural commodities, corn prices declined during the reporting period amid concern over excess supply and the effects of the growing trade dispute between the U.S. and China.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE
Percent of
Investment Type	Net Assets
Commercial Paper	69.3%
Money Market Funds	19.5
U. S. Treasury Obligations	8.6
Cash	3.1
Other assets, less liabilities	(0.5)

COMMODITIES EXPOSURE
Percent of
Sector Exposure(a)	Exposure
Energy Futures	34.0%
Agriculture Futures	30.5
Industrial Metals Futures	15.1
Precious Metals Futures	14.4
Livestock Futures	6.0

(a)	Represents the sector allocation of the Bloomberg Roll Select Commodity Index.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2018	iShares® Commodities Select Strategy ETF

Investment Objective

The iShares Commodities Select Strategy ETF (the “Fund”) seeks total return by providing investors with broad commodity exposure. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
			Since			Since
	1 Year		Inception	1 Year		Inception
Fund NAV	9.06	%(a)	(5.07)%	9.06	%(a)	(18.98)%
Fund Market	8.91		(5.16)	8.91		(19.29)
S&P GSCITM Commodity Total Return Index	11.47		(10.18)	11.47		(35.20)
S&P GSCITM Dynamic Roll Reduced Energy 70/30 Futures/Equity Blend	5.68		N/A	5.68		N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was 10/15/14. The first day of secondary market trading was 10/16/14.

The S&P GSCITM Commodity Total Return Index is an unmanaged index that measures the performance of general commodity price movements and inflation in the world economy.

The S&P GSCITM Dynamic Roll Reduced Energy 70/30 Futures/Equity Blend is an unmanaged index that is designed to measure the performance of a multi-asset allocation strategy that consists of a futures-based commodities index and an equity-based index that is based on various commodity-related GICS subsectors. The inception date of this index was April 17, 2017. The average annual and cumulative total returns for the period April 17, 2017 through October 31, 2018 were 7.16% and 11.20%, respectively.

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
05/01/18	(10/31/18)	the Period	(a)	(05/01/18)	(10/31/18)	the Period	(a)	Ratio
$ 1,000.00	$976.70	$2.39		$1,000.00	$1,022.80	$2.45		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 11 for more information.

8	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® Commodities Select Strategy ETF

Portfolio Management Commentary

The Fund posted a positive return for the reporting period, reflecting increased prices for many leading commodities. Approximately 70% of the Fund’s exposure was in commodities futures, which contributed the most to the Fund’s return for the reporting period. Some of the Fund’s largest futures positions included West Texas Intermediate crude oil, Brent crude oil, copper, corn, and cattle.

Oil prices were volatile, but rose for much of the reporting period. Prices reached a four-year high in early October 2018 due to concerns about supply disruptions in Venezuela and Iran at a time when Saudi Arabian output was thought to be near peak capacity. However, they declined sharply for the remainder of the reporting period amid a slowdown in global growth and increased oil production ahead of the resumption of U.S. sanctions against Iran. Ultimately, the U.S. granted many countries exemptions for purchasing Iranian oil, which eased concerns about supply.

Agricultural commodity prices generally declined during the reporting period amid concern over excess supply and the effects of the growing trade dispute between the U.S. and China. Copper prices, which also declined, faced similar concerns since China imports more copper than any other country.

Approximately 30% of the Fund was invested in commodities stocks, which detracted modestly from the Fund’s return for the reporting period. Energy detracted the most, led by oil and gas exploration and production companies. Investors were concerned about capital allocation decisions in the industry as many exploration and production companies announced plans to increase capital spending. Even as oil prices rose overall, integrated oil and gas stocks detracted due to disappointing earnings and output. The leading equity contributors were diversified metals and mining companies, which benefited from strong pricing for high-quality iron ore resulting from Chinese environmental regulations intended to reduce steel mill pollution.

Portfolio Information

ALLOCATION BY SECTOR AND INVESTMENT TYPE

Sector and Investment Type	Percent of Net Assets

Energy Equities	13.8%
Specialty Chemicals Equities	4.6
Industrial Metals Equities	4.4
Agriculture Equities	4.5
Precious Metals Equities	1.1
Short-term	83.8
Cash	3.4
Other Assets, Less Liabilities	(15.6)

COMMODITY-LINKED FUTURES

Sector Exposure(a)	Percent of Net Assets

Energy Futures	34.0%
Agriculture Futures	16.5
Industrial Metals Futures	9.9
Livestock Futures	6.9
Precious Metals Futures	4.0

(a)	Exposures are calculated as the current notional value of the futures contracts as a percentage of net assets.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2018	iShares® Gold Strategy ETF

Investment Objective

The iShares Gold Strategy ETF (the “Fund”) seeks to provide exposure, on a total return basis, to the price performance of gold. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	(6.48)%
Fund Market	(6.30)
Bloomberg Composite Gold Index	(7.89)

For the fiscal period ended 10/31/18, the Fund did not have six months of performance and therefore line graphs and portfolio management commentary are not presented.

The inception date of the Fund was 6/6/18. The first day of secondary market trading was 6/8/18.

The Bloomberg Composite Gold Index is an unmanaged index comprised of exchange -traded gold futures contracts and one or more exchange-traded products backed by or linked to physical gold. The index is designed to track the price performance of gold.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (06/06/18)	(a)	Ending Account Value (10/31/18)	Expenses Paid During the Period	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00		$ 999.10	$ 0.76	$ 1,000.00	$ 1,024.20	$ 0.97		0.19%

(a)	The beginning of the period (commencement of operations) is June 06, 2018.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (147 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 11 for more information.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets

U. S. Treasury Obligations	59.8%
Commercial Paper	19.7
Grantor Trust	20.9
Cash	5.5
Other assets, less liabilities	(5.9)

COMMODITY-LINKED FUTURES

Sector Exposure(a)	Percent of Net Assets

Gold Futures	75.3%

(a)	Exposures are calculated as the current notional value of the futures contracts as a percentage of net assets.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	11

Consolidated Schedule of Investments	iShares® Bloomberg Roll Select Commodity Strategy ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Par	Value

Short-Term Investments

Commercial Paper — 69.3%
Bell Canada Inc., 2.54%, 11/27/18(a)	$1,750,000	$1,746,674
CAFCO LLC, 2.38%, 12/19/18(a)	1,700,000	1,694,514
CAN AST & CAN Ltd. JT, 2.34%, 12/18/18(a)	1,700,000	1,694,646
Danske Corp., 2.24%, 11/05/18(a)	1,800,000	1,799,434
Erste Abwicklungsanstalt, 2.25%, 11/16/18(a)	1,600,000	1,598,402
Hyundai Capital America, 2.49%, 11/21/18(a)	1,700,000	1,697,539
Keurig Dr Pepper Inc., 2.51%, 11/16/18(a)	1,000,000	998,910
McKesson Corp., 2.49%, 11/15/18(a)	400,000	399,590
NBCUniversal Enterprise Inc., 2.37%, 11/01/18(a)	900,000	899,941
NextEra Energy Capital Holdings Inc., 2.58%, 12/05/18(a)	1,600,000	1,596,085
Nieuw Amsterdam Receivables Corp., 2.24%, 11/26/18(a)	1,500,000	1,497,430
Nordea Bank AB, 2.25%, 12/14/18(a)	1,300,000	1,296,430
Oncor Electric Delivery Co. LLC, 2.50%, 11/26/18(a)	1,600,000	1,597,120
PACCAR Financial Corp., 2.27%, 11/19/18(a)	1,300,000	1,298,444
Reckitt Benckiser Treasury Services PLC, 2.26%, 11/14/18(a)	1,250,000	1,248,902
Telstra Corp. Ltd., 2.44%, 12/17/18(a)	1,700,000	1,694,374
TELUS Corp., 2.56%, 11/29/18(a)	1,500,000	1,496,981
Thunder Bay Funding LLC, 2.29%, 12/04/18(a)	1,000,000	997,810
Total Capital Canada Ltd., 2.34%, 12/04/18(a)	1,700,000	1,696,245
United Technologies Corp., 2.50%, 11/28/18(a)	1,200,000	1,197,670

		28,147,141

Security	Par/ Shares	Value

U.S. Treasury Obligations — 8.6%
U.S. Treasury Bill 2.18%, 11/23/18(a)	$1,500,000	$1,498,028
2.18%, 12/18/18(a)	1,000,000	997,206
2.19%, 12/11/18(a)	1,000,000	997,608

		3,492,842

Money Market Funds — 19.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(b)(c)	7,904,926	7,904,926

Total Short-Term Investments — 97.4% (Costs: $39,547,462)		39,544,909

Total Investments in Securities — 97.4% (Cost: $39,547,462)		39,544,909

Other Assets, Less Liabilities — 2.6%		1,061,912

Net Assets — 100.0%		$40,606,821

(a)	Rates are discount rates or a range of discount rates at the time of purchase.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/03/18	(a)	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss)	(b)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	—		7,904,926	7,904,926	$7,904,926	$59,629	$—		$—

(a)	The Fund commenced operations on April 03, 2018.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Bloomberg Roll Select Commodity Index	1,917	12/19/18	$40,454	$ (173,742)

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2018, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Commodity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$173,742

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported separately within the Consolidated Statement of Assets and Liabilities.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® Bloomberg Roll Select Commodity Strategy ETF
October 31, 2018

For the period ended October 31, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Commodity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(2,480,909)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(173,742)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$44,056,230

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Commercial Paper	$—	$28,147,141	$—	$28,147,141
U.S. Treasury Obligations	—	3,492,842	—	3,492,842
Money Market Funds	7,904,926	—	—	7,904,926

	$7,904,926	$31,639,983	$—	$39,544,909

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(173,742)	$—	$—	$(173,742)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments October 31, 2018	iShares® Commodities Select Strategy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Agricultural & Farm Machinery — 1.6%
AGCO Corp.	11,839	$663,457
CNH Industrial NV	176,945	1,838,458
Deere & Co.	57,285	7,758,680
Lindsay Corp.	1,913	182,921
Toro Co. (The)	18,736	1,055,399

		11,498,915
Agricultural Products — 1.1%
Archer-Daniels-Midland Co.	99,680	4,709,880
Bunge Ltd.	25,122	1,552,540
Darling Ingredients Inc.(a)	29,325	605,854
Fresh Del Monte Produce Inc.	5,381	177,734
Ingredion Inc.	12,649	1,279,826

		8,325,834
Aluminum — 0.1%
Alcoa Corp.(a)	17,102	598,399
Constellium NV, Class A(a)(b)	10,719	97,114
Kaiser Aluminum Corp.	1,523	145,249

		840,762
Coal & Consumable Fuels — 0.1%
Arch Coal Inc., Class A	789	75,665
Cameco Corp.	15,937	170,845
CONSOL Energy Inc.(a)	1,127	44,900
Peabody Energy Corp.	3,332	118,119

		409,529
Copper — 0.3%
Freeport-McMoRan Inc.	132,907	1,548,366
Southern Copper Corp.	7,790	298,669

		1,847,035
Diversified Metals & Mining — 2.3%
BHP Billiton Ltd., ADR	147,178	6,796,680
BHP Billiton PLC, ADR	96,863	3,898,736
Compass Minerals International Inc.	3,101	150,429
Materion Corp.	1,855	105,420
Rio Tinto PLC, ADR	105,006	5,175,746
Teck Resources Ltd., Class B(b)	46,274	956,483

		17,083,494
Fertilizers & Agricultural Chemicals — 1.8%
CF Industries Holdings Inc.	41,577	1,996,943
FMC Corp.	23,975	1,871,968
Mosaic Co. (The)	63,152	1,953,923
Nutrien Ltd.(b)	109,586	5,800,387
Scotts Miracle-Gro Co. (The)	7,009	467,780
Sociedad Quimica y Minera de Chile SA, ADR	16,507	723,172

		12,814,173
Gold — 1.0%
Agnico Eagle Mines Ltd.(b)	21,484	759,674
Barrick Gold Corp.(b)	107,056	1,343,553
Cia. de Minas Buenaventura SAA, ADR, NVS	19,896	275,361
Franco-Nevada Corp.	17,077	1,066,117
Goldcorp Inc.	79,733	719,192
Kinross Gold Corp.(a)(b)	114,548	296,679
Newmont Mining Corp.	48,925	1,512,761
Randgold Resources Ltd., ADR	8,607	675,994
Royal Gold Inc.	6,008	460,393

		7,109,724

Security	Shares	Value

Integrated Oil & Gas — 7.6%
BP PLC, ADR	134,102	$5,816,004
Cenovus Energy Inc.(b)	41,062	347,385
Chevron Corp.	77,239	8,623,734
China Petroleum & Chemical Corp., ADR	10,300	830,798
Ecopetrol SA, ADR(b)	9,933	231,042
Eni SpA, ADR(b)	51,272	1,811,953
Equinor ASA, ADR(b)	44,012	1,131,108
Exxon Mobil Corp.	170,663	13,598,428
Imperial Oil Ltd.	9,656	301,653
Occidental Petroleum Corp.	30,825	2,067,433
PetroChina Co. Ltd., ADR	8,497	617,222
Petroleo Brasileiro SA, ADR(b)	60,071	976,154
Royal Dutch Shell PLC, Class A, ADR	92,654	5,854,806
Royal Dutch Shell PLC, Class B, ADR	75,489	4,960,382
Suncor Energy Inc.	65,614	2,185,602
Total SA, ADR	101,805	5,965,773

		55,319,477
Oil & Gas Drilling — 0.1%
Diamond Offshore Drilling Inc.(a)	2,601	36,882
Ensco PLC, Class A	17,600	125,664
Helmerich & Payne Inc.	4,387	273,266
Nabors Industries Ltd.	13,105	65,132
Noble Corp. PLC(a)	9,936	49,879
Patterson-UTI Energy Inc.	8,860	147,430
Rowan Companies PLC, Class A(a)	5,116	81,396
Transocean Ltd.(a)	17,296	190,429
Unit Corp.(a)	2,178	50,377

		1,020,455
Oil & Gas Equipment & Services — 0.9%
Apergy Corp.(a)	3,114	121,415
Archrock Inc.	5,210	53,455
Baker Hughes a GE Co.	16,769	447,565
C&J Energy Services Inc.(a)	2,560	48,077
Cactus Inc., Class A(a)	1,517	50,759
Core Laboratories NV	1,780	151,727
Dril-Quip Inc.(a)	1,511	64,308
Halliburton Co.	35,493	1,230,897
Helix Energy Solutions Group Inc.(a)	5,605	47,755
McDermott International Inc.(a)	7,269	56,189
National Oilwell Varco Inc.	15,409	567,051
Oceaneering International Inc.(a)	3,968	75,154
Oil States International Inc.(a)	2,416	53,804
ProPetro Holding Corp.(a)	2,960	52,244
Schlumberger Ltd.	55,793	2,862,739
Superior Energy Services Inc.(a)	6,221	48,710
TechnipFMC PLC	17,205	452,492
Tenaris SA, ADR	9,506	277,860
U.S. Silica Holdings Inc.	3,119	43,666
Weatherford International PLC(a)(b)	40,147	54,198

		6,760,065
Oil & Gas Exploration & Production — 2.7%
Anadarko Petroleum Corp.	20,658	1,099,006
Antero Resources Corp.(a)	8,935	141,977
Apache Corp.	15,403	582,696
Cabot Oil & Gas Corp.	17,763	430,398
California Resources Corp.(a)	1,947	61,019
Callon Petroleum Co.(a)	9,162	91,345
Canadian Natural Resources Ltd.	49,248	1,345,455
Carrizo Oil & Gas Inc.(a)	3,430	62,460

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® Commodities Select Strategy ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Oil & Gas Exploration & Production (continued)
Centennial Resource Development Inc./DE, Class A(a)(b)	7,717	$147,858
Chesapeake Energy Corp.(a)	36,733	128,933
Cimarex Energy Co.	3,839	305,085
CNOOC Ltd., ADR	6,485	1,097,586
CNX Resources Corp.(a)	8,578	134,246
Concho Resources Inc.(a)	8,081	1,123,986
ConocoPhillips	46,843	3,274,326
Continental Resources Inc./OK(a)	3,482	183,432
Crescent Point Energy Corp.	22,116	104,388
Denbury Resources Inc.(a)	18,547	63,987
Devon Energy Corp.	20,553	665,917
Diamondback Energy Inc.	3,971	446,182
Encana Corp.(b)	38,504	394,281
Energen Corp.(a)	3,299	237,429
EOG Resources Inc.	23,347	2,459,373
EQT Corp.	10,630	361,101
Extraction Oil & Gas Inc.(a)	4,663	37,257
Gulfport Energy Corp.(a)	6,351	57,858
Hess Corp.	10,138	581,921
Kosmos Energy Ltd.(a)	10,307	66,892
Laredo Petroleum Inc.(a)(b)	6,155	32,252
Magnolia Oil & Gas Corp.(a)	3,293	40,998
Marathon Oil Corp.	34,398	653,218
Matador Resources Co.(a)	4,171	120,292
Murphy Oil Corp.	6,546	208,556
Newfield Exploration Co.(a)	8,047	162,549
Noble Energy Inc.	19,457	483,506
Oasis Petroleum Inc.(a)	10,755	108,195
Parsley Energy Inc., Class A(a)	10,586	247,924
PDC Energy Inc.(a)	2,660	112,917
Penn Virginia Corp.(a)	539	37,072
Pioneer Natural Resources Co.	6,876	1,012,629
QEP Resources Inc.(a)	9,541	85,010
Range Resources Corp.	8,336	132,126
SM Energy Co.	4,154	101,108
Southwestern Energy Co.(a)	23,848	127,348
SRC Energy Inc.(a)	9,765	69,136
Whiting Petroleum Corp.(a)	3,662	136,593
WPX Energy Inc.(a)	15,897	254,988

		19,812,811
Oil & Gas Refining & Marketing — 0.9%
Cosan Ltd., Class A	5,431	45,349
CVR Energy Inc.	1,175	50,525
Delek U.S. Holdings Inc.	3,109	114,162
HollyFrontier Corp.	6,527	440,181
Marathon Petroleum Corp.	27,027	1,904,052
PBF Energy Inc., Class A	4,825	201,926
Phillips 66	17,217	1,770,252
Renewable Energy Group Inc.(a)	1,502	46,682
Valero Energy Corp.	17,228	1,569,299
World Fuel Services Corp.	2,736	87,552

		6,229,980
Oil & Gas Storage & Transportation — 1.3%
Cheniere Energy Inc.(a)	8,918	538,736
Enbridge Inc.	69,147	2,151,163
Golar LNG Ltd.(b)	4,070	108,995
Kinder Morgan Inc./DE	76,554	1,302,949
ONEOK Inc.	16,595	1,088,632
Pembina Pipeline Corp.	20,369	658,326

Security	Shares	Value

Oil & Gas Storage & Transportation (continued)
SemGroup Corp., Class A	2,642	$48,851
Ship Finance International Ltd.	3,840	48,000
Targa Resources Corp.	9,083	469,319
TransCanada Corp.	36,593	1,380,288
Ultrapar Participacoes SA, ADR	17,475	206,205
Williams Companies Inc. (The)	48,788	1,187,012

		9,188,476
Silver — 0.1%
Coeur Mining Inc.(a)	18,270	87,331
Hecla Mining Co.	43,704	104,890
Wheaton Precious Metals Corp.	40,685	668,454

		860,675
Specialty Chemicals — 4.6%
A Schulman Inc.(c)	1,888	3,606
Albemarle Corp.	19,314	1,916,335
Ashland Global Holdings Inc.	11,118	822,510
Axalta Coating Systems Ltd.(a)	38,142	941,345
Balchem Corp.	5,737	537,270
Celanese Corp.	24,034	2,329,856
Ecolab Inc.	45,275	6,933,866
Ferro Corp.(a)(b)	14,967	253,541
GCP Applied Technologies Inc.(a)	12,837	333,377
HB Fuller Co.	9,014	400,762
Ingevity Corp.(a)	7,490	682,189
Innospec Inc.	4,344	290,701
International Flavors & Fragrances Inc., New	18,025	2,607,497
Kraton Corp.(a)	5,672	156,207
Minerals Technologies Inc.	6,280	343,830
NewMarket Corp.	1,591	614,062
Platform Specialty Products Corp.(a)	41,581	449,906
PolyOne Corp.	14,237	459,998
PPG Industries Inc.	43,099	4,529,274
Quaker Chemical Corp.	2,372	426,723
RPM International Inc.	23,766	1,453,766
Sensient Technologies Corp.	7,533	488,590
Sherwin-Williams Co. (The)	14,634	5,758,040
Stepan Co.	3,607	297,902
WR Grace & Co.	11,974	775,795

		33,806,948
Steel — 1.7%
AK Steel Holding Corp.(a)	28,908	106,960
Allegheny Technologies Inc.(a)	11,515	298,123
ArcelorMittal(b)	58,696	1,460,944
Carpenter Technology Corp.	4,330	188,831
Cleveland-Cliffs Inc.(a)	27,299	293,737
Commercial Metals Co.	10,720	204,323
Nucor Corp.	29,016	1,715,426
POSCO, ADR	29,429	1,695,699
Reliance Steel & Aluminum Co.	6,636	523,713
Steel Dynamics Inc.	21,535	852,786
Ternium SA	4,856	154,615
U.S. Steel Corp.	16,255	431,245
Vale SA, ADR	285,978	4,318,268
Warrior Met Coal Inc.	4,015	112,420
Worthington Industries Inc.	3,701	154,998

		12,512,088

Total Common Stocks — 28.2% (Cost: $222,990,969)		205,440,441

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) October 31, 2018	iShares® Commodities Select Strategy ETF (Percentages shown are based on Net Assets)

Security	Shares/ Par	Value

Preferred Stocks

Integrated Oil & Gas — 0.2%
Petroleo Brasileiro SA, Preference Shares, ADR(b)	88,123	$1,305,983

Steel — 0.0%
Gerdau SA, Preference Shares, ADR(b)	95,657	416,108

Total Preferred Stocks — 0.2% (Cost: $1,2231351)		1,722,091

Short-Term Investments

Certificates of Deposit — 9.5%
Barclays Bank PLC/New York, 2.64%, 11/16/18, (1 mo. LIBOR US + 0.360%)(d)	$7,000,000	7,001,190
Canadian Imperial Bank of Commerce, 2.54%, 11/13/18, (1 mo. LIBOR US + 0.260%)(d)	500,000	500,052
Citibank N.A./New York, 2.51%, 03/14/19	10,500,000	10,493,918
Credit Industriel et Commercial/New York, 2.56%, 11/15/18, (1 mo. LIBOR US + 0.280%)(d)	7,000,000	7,000,889
Lloyds Bank Crop./NY, 2.47%, 03/08/19	5,000,000	4,997,921
Mizuho Bank Ltd., 2.45%, 01/31/19	10,000,000	9,994,885
Sumitomo Mitsui Banking Corp., 2.75%, 03/04/19	4,250,000	4,250,000
Sumitomo Mitsui Banking Corp./New York, 2.60%, 04/18/19, (3 mo. LIBOR US + 0.150%)(d)	15,000,000	14,999,255
Svenska Handelsbanken/New York NY, 2.55%, 12/17/18, (1 mo. LIBOR US + 0.260%)(d)	9,750,000	9,753,286

		68,991,396
Commercial Paper — 41.5%
Antalis SA, 2.53%, 01/10/19(e)	3,830,000	3,811,577
AT&T Inc., 2.84%, 12/06/18(e)	3,600,000	3,590,935
Bayerische Landbank NY, 2.62%, 01/11/19(e)	13,000,000	12,936,404
Bedford Row Funding Corp., 2.79%, 05/02/19(e)	3,500,000	3,452,358
Bell Canada Inc., 2.54%, 11/27/18(e)	7,000,000	6,986,697
BPCE, 2.64%, 02/08/19(e)	7,200,000	7,149,260
CAN AST & CAN Ltd. JT, 2.34%, 12/18/18(e)	12,000,000	11,962,208
Chariot Funding LLC, 2.77%, 04/02/19(e)	5,000,000	4,942,156
Danske Corp., 2.24%, 11/05/18(e)	12,200,000	12,196,162
General Electric Co., 2.72%, 01/11/19(e)	5,600,000	5,569,984
Hyundai Capital America, 2.49%, 11/21/18(e)	4,750,000	4,743,123
JPMorgan Securities LLC
2.53%, 02/22/2019(e)	7,000,000	6,942,854
2.56%, 01/28/2019(e)	6,750,000	6,707,697
Keurig Dr Pepper Inc.
2.48%, 11/28/2018(e)	12,900,000	12,876,006
2.51%, 11/16/2018(e)	7,000,000	6,992,372
Matchpoint Finance PLC, 2.44%, 01/08/19(e)	10,000,000	9,951,930
McKesson Corp., 2.49%, 11/15/18(e)	11,300,000	11,288,418
Mizuho Bank Ltd., 2.42%, 11/30/18(e)	7,000,000	6,987,108
Mont Blanc Capital Corp, 2.43%, 01/15/19(e)	7,000,000	6,963,573
Natixis SA/New York NY, 2.49%, 12/19/18(e)	10,250,000	10,218,191
NextEra Energy Capital Holdings Inc., 2.58%, 12/05/18(e)	4,000,000	3,990,212

Security	Par/ Shares	Value

Commercial Paper (continued)
Nieuw Amsterdam Receivables Corp., 2.24%, 11/26/18(e)	$7,450,000	$7,437,237
Nutrien Ltd., 2.46%, 11/06/18(e)	1,750,000	1,749,190
Old Line Funding LLC, 2.75%, 06/05/19(e)	4,000,000	3,932,368
Oversea-Chinese Banking Corp. Ltd., 2.47%, 02/26/19(e)	10,000,000	9,916,220
Rogers Communications Inc., 2.72%, 01/24/19(e)	4,000,000	3,974,566
Ryder System Inc., 2.51%, 11/26/18(e)	15,000,000	14,973,003
Societe Generale SA, 2.88%, 09/03/19(e)	5,000,000	4,876,750
Standard Chartered Bank/New York, 2.31%, 12/07/18(e)	6,540,000	6,524,654
Suncor Energy Inc., 2.58%, 12/17/18(e)	20,750,000	20,681,859
Swedbank AB, 2.31%, 12/03/18(e)	5,200,000	5,189,532
Telstra Corp. Ltd., 2.44%, 12/17/18(e)	5,000,000	4,983,452
TELUS Corp., 2.56%, 11/29/18(e)	4,000,000	3,991,951
Thunder Bay Funding LLC, 2.29%, 12/04/18(e)	5,000,000	4,989,049
United Overseas Bank Ltd., 2.48%, 12/10/18(e)	4,800,000	4,787,504
Versailles Commercial paper LLC, 2.41%, 12/03/18(e)	10,450,000	10,427,707
Virginia Electric & Power Co., 2.44%, 11/27/18(e)	15,000,000	14,973,567
VW Credit Inc., 2.65%, 01/02/19(e)	15,300,000	15,229,850
Walgreens Boots Alliance Inc., 2.84%, 02/22/19(e)	4,000,000	3,964,761

		302,862,445
U.S. Treasury Obligations — 4.1%
U.S. Treasury Bill
2.19%, 11/29/18(e)	15,000,000	14,974,858
2.33%, 01/31/19(e)	15,000,000	14,913,550

		29,888,408
Money Market Funds — 28.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(f)(g)(h)	13,372,232	13,374,906
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(f)(g)	195,565,236	195,565,236

		208,940,142

Total Short-Term Investments — 83.8% (Costs: $610,711,089)		610,682,391

Total Investments in Securities — 112.2% (Cost: $834,925,409)		817,844,923

Other Assets, Less Liabilities — (12.2)%		(89,106,297)

Net Assets — 100.0%		$728,738,626

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(e)	Rates are discount rates or a range of discount rates at the time of purchase.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® Commodities Select Strategy ETF
October 31, 2018

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	1,078,969	12,293,263	13,372,232	$13,374,906	$50,996	(b)	$(666)	$400
BlackRock Cash Funds: Treasury, SL Agency Shares	20,267,041	175,298,195	195,565,236	195,565,236	1,223,244		—	—

				$208,940,142	$1,274,240		$(666)	$400

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Aluminum	505	01/14/19	$24,600	$(1,427,828)
Brent Crude Oil	1,038	10/31/19	76,604	(6,166,891)
Cattle Feeder	120	01/31/19	9,007	(190,888)
Cocoa	110	03/14/19	2,478	103,000
Coffee	124	12/18/18	5,241	98,240
Copper	198	01/14/19	29,680	202,079
Corn	1,778	12/13/19	35,360	572,468
Cotton	283	12/06/18	10,876	(675,950)
Gasoline RBOB	221	05/31/19	18,557	(2,402,015)
Gold	217	04/26/19	26,622	(934,540)
KC HRW Wheat	508	07/12/19	13,703	(2,016,101)
Lead	100	12/17/18	4,807	(234,791)
Lean Hogs	407	12/14/18	9,516	497,841
Lean Hogs	118	02/14/19	3,083	(2,920)
Live Cattle	582	04/30/19	28,716	531,813
Low Sulphur Gasoil	319	12/10/20	21,221	(944,847)
Natural Gas	405	03/27/19	10,874	202,344
Nickel	72	12/17/18	4,954	(1,238,850)
NY Harbor ULSD	187	03/29/19	17,456	10,813
Silver	38	12/27/18	2,714	(342,865)
Soybean	481	11/14/19	21,735	(581,172)
Sugar	802	06/28/19	11,991	918,214
Wheat	719	07/12/19	19,197	(2,446,867)
WTI Crude Oil	1,603	05/19/20	102,913	203,572
Zinc	125	01/14/19	7,804	463,384

				$(15,802,757)

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2018, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Commodity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$3,803,768

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) October 31, 2018	iShares® Commodities Select Strategy ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Commodity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$19,606,525

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported separately within the Consolidated Statement of Assets and Liabilities.

For the year ended October 31, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Commodity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$57,347,537

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(24,292,188)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$385,968,287

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$205,436,835	$—	$3,606	$205,440,441
Preferred Stocks	1,722,091	—	—	1,722,091
Certificates of Deposit	—	68,991,396	—	68,991,396
Commercial Paper	—	302,862,445	—	302,862,445
U.S. Treasury Obligations	—	29,888,408	—	29,888,408
Money Market Funds	208,940,142	—	—	208,940,142

	$416,099,068	$401,742,249	$3,606	$817,844,923

Derivative financial instruments(a)
Assets
Futures Contracts	$3,803,768	$—	$—	$3,803,768
Liabilities
Futures Contracts	(19,606,525)	—	—	(19,606,525)

	$(15,802,757)	$—	$—	$(15,802,757)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments	iShares® Gold Strategy ETF
October 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares/ Par	Value

Grantor Trust

Grantor Trust — 20.9%
iShares Gold Trust(a)(b)	84,019	$980,501

Total Grantor Trust (Cost: $1,035,866)		980,501

Short-Term Investments

Commercial Paper — 19.7%
Bell Canada Inc., 2.54%, 11/27/18(c)	$250,000	249,525
Hyundai Capital America, 2.49%, 11/21/18(c)	250,000	249,638
PACCAR Financial Corp., 2.27%, 11/19/18(c)	170,000	169,796
United Technologies Corp., 2.50%, 11/28/18(c)	250,000	249,515

		918,474
U.S. Treasury Obligations — 59.8%
U.S. Treasury Bill
2.05%, 11/01/18(c)	525,000	525,000
2.14%, 11/15/18(c)	725,000	724,404
2.18%, 11/23/18(c)	800,000	798,948
2.18%, 12/18/18(c)	250,000	249,302

Security	Par/ Shares	Value

U.S. Treasury Obligations (continued)
2.19%, 11/29/18(c)	$250,000	$249,580
2.19%, 12/11/18(c)	250,000	249,402

		2,796,636

Money Market Funds — .00%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(a)(d)	1,592	1,592

Total Short-Term Investments — 79.5% (Costs: $3,716,771)		3,716,702

Total Investments in Securities — 100.4% (Cost: $4,752,637)		4,697,203

Other Assets, Less Liabilities — (0.4)%		(20,952)

Net Assets — 100.0%		$4,676,251

(a)	Affiliate of the Fund.
(b)	Non-income producing security.
(c)	Rates are discount rates or a range of discount rates at the time of purchase.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 06/06/18	(a)	Shares Purchased		Shares Sold	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss	)(b)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	—		1,592	(c)	—	1,592	$1,592	$3,155	$—		$—
iShares Gold Trust	—		108,338		(24,319)	84,019	980,501	—	(16,897)		(55,365)

							$982,093	$3,155	$(16,897)		$(55,365)

(a)	The Fund commenced operations on June 06, 2018.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.
(c)	Net of purchases and sales.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Gold	29	12/27/18	$3,524	$(52,828)

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2018, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Commodity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$52,828

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported separately within the Consolidated Statement of Assets and Liabilities.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued) October 31, 2018	iShares® Gold Strategy ETF

For the period ended October 31, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Commodity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(226,200)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(52,828)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,550,470

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Grantor Trust	$980,501	$—	$—	$980,501
Commercial Paper	—	918,474	—	918,474
U.S. Treasury Obligations	—	2,796,636	—	2,796,636
Money Market Funds	1,592	—	—	1,592

	$982,093	$3,715,110	$—	$4,697,203

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(52,828)	$—	$—	$(52,828)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Assets and Liabilities

October 31, 2018

	iShares Bloomberg Roll Select Commodity Strategy ETF	iShares Commodities Select Strategy ETF	iShares Gold Strategy ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$31,639,983	$608,904,781	$3,715,110
Affiliated(c)	7,904,926	208,940,142	982,093
Cash	—	16,341	148,892
Cash pledged:
Futures contracts	1,278,000	25,066,566	110,000
Foreign currency, at value(d)	—	259	—
Receivables:
Investments sold	—	112,729	—
Securities lending income — Affiliated	—	7,499	—
Dividends	10,098	516,687	364
Tax reclaims	—	11,204	—
Prepaid expenses	6,414	—	—
Receivable from affiliate	—	1,669,892	—

Total assets	40,839,421	845,246,100	4,956,459

LIABILITIES
Bank overdraft	251	—	—
Collateral on securities loaned, at value	—	13,375,230	—
Payables:
Investments purchased	—	98,228,685	249,580
Variation margin on futures contracts	222,372	4,594,717	29,879
Investment advisory fees	9,977	308,842	749

Total liabilities	232,600	116,507,474	280,208

NET ASSETS	$40,606,821	$728,738,626	$4,676,251

NET ASSETS CONSIST OF:
Paid-in capital	$40,287,358	$743,621,525	$4,758,904
Accumulated earnings (loss)	319,463	(14,882,899)	(82,653)

NET ASSETS	$40,606,821	$728,738,626	$4,676,251

Shares outstanding	850,000	19,600,000	100,000

Net asset value	$47.77	$37.18	$46.76

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$—	$13,134,006	$—
(b) Investments, at cost — Unaffiliated	$31,642,536	$625,985,677	$3,715,179
(c) Investments, at cost — Affiliated	$7,904,926	$208,939,732	$1,037,458
(d) Foreign currency, at cost	$—	$259	$—

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	21

Consolidated Statements of Operations

Year Ended October 31, 2018

	iShares Bloomberg Roll Select Commodity Strategy ETF (a)	iShares Commodities Select Strategy ETF	iShares Gold Strategy ETF (b)

INVESTMENT INCOME
Dividends — Unaffiliated	$—	$4,327,290	$—
Dividends — Affiliated	59,629	1,223,244	3,155
Interest — Unaffiliated	520,338	6,597,081	28,345
Securities lending income — Affiliated — net	—	50,996	—
Foreign taxes withheld	(12,117)	(470,504)	(384)

Total investment income	567,850	11,728,107	31,116

EXPENSES
Investment advisory fees	75,370	2,626,652	4,749
Proxy fees	—	24	—

Total expenses	75,370	2,626,676	4,749

Less:
Investment advisory fees waived	(48,205)	(3,896)	(1,127)

Total expenses after fees waived	27,165	2,622,780	3,622

Net investment income	540,685	9,105,327	27,494

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(c)	510	1,373,381	116
Investments — Affiliated	—	(666)	(16,897)
In-kind redemptions — Unaffiliated	—	2,644,079	—
Futures contracts	(2,480,909)	57,347,537	(226,200)
Foreign currency transactions	—	(142)	—
Payment by affiliate	—	1,669,892	—

Net realized gain (loss)	(2,480,399)	63,034,081	(242,981)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(2,553)	(20,983,825)	(69)
Investments — Affiliated	—	400	(55,365)
Futures contracts	(173,742)	(24,292,188)	(52,828)
Foreign currency translations	—	(22)	—

Net change in unrealized appreciation (depreciation)	(176,295)	(45,275,635)	(108,262)

Net realized and unrealized gain (loss)	(2,656,694)	17,758,446	(351,243)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,116,009)	$26,863,773	$(323,749)

(a) For the period from April 03, 2018 (commencement of operations) to October 31, 2018.
(b) For the period from June 06, 2018 (commencement of operations) to October 31, 2018.
(c) Net of foreign capital gain tax of	$—	$(2)	$—

See notes to consolidated financial statements.

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Changes in Net Assets

	iShares Bloomberg Roll Select Commodity Strategy ETF	iShares Commodities Select Strategy ETF		iShares Gold Strategy ETF
	Period From			Period From
	04/03/18 (a)	Year Ended	Year Ended	06/06/18 (a)
	to 10/31/18	10/31/18	10/31/17	to 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$540,685	$9,105,327	$1,920,197	$27,494
Net realized gain (loss)	(2,480,399)	63,034,081	6,349,412	(242,981)
Net change in unrealized appreciation (depreciation)	(176,295)	(45,275,635)	14,891,942	(108,262)

Net increase (decrease) in net assets resulting from operations	(2,116,009)	26,863,773	23,161,551	(323,749)

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
Decrease in net assets resulting from distributions to shareholders	—	(19,895,785)	(1,863,172)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	42,722,830	462,814,807	(83,162,362)	5,000,000

NET ASSETS(c)
Total increase (decrease) in net assets	40,606,821	469,782,795	(61,863,983)	4,676,251
Beginning of period	—	258,955,831	320,819,814	—

End of period	$40,606,821	$728,738,626	$258,955,831	$4,676,251

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	23

Consolidated Financial Highlights

(For a share outstanding throughout the period)

	iShares Bloomberg Roll Select Commodity Strategy ETF

	Period From
	04/03/18	(a)
	to
	10/31/18

Net asset value, beginning of period	$50.00

Net investment income(b)	0.58
Net realized and unrealized loss(c)	(2.81)

Net decrease from investment operations	(2.23)

Net asset value, end of period	$47.77

Total Return
Based on net asset value	(4.46	)%(d)

Ratios to Average Net Assets
Total expenses	0.28	%(e)

Total expenses after fees waived	0.10	%(e)

Net investment income	2.01	%(e)

Supplemental Data
Net assets, end of period (000)	$40,607

Portfolio turnover rate	0	%(d)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Not annualized.
(e)	Annualized.

See notes to consolidated financial statements.

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Commodities Select Strategy ETF

						Period From
	Year Ended		Year Ended	Year Ended	Year Ended	10/15/14	(a)
	10/31/18		10/31/17	10/31/16	10/31/15	to 10/31/14

Net asset value, beginning of period	$35.97		$32.41	$32.97	$50.68	$50.04

Net investment income (loss)(b)	0.63		0.31	0.16	0.26	(0.01)
Net realized and unrealized gain (loss)(c)	2.62		3.58	(0.57)	(17.35)	0.65

Net increase (decrease) from investment operations	3.25		3.89	(0.41)	(17.09)	0.64

Distributions(d)
From net investment income	(2.04)		(0.33)	(0.15)	(0.61)	—
Return of capital	—		—	—	(0.01)	—

Total distributions	(2.04)		(0.33)	(0.15)	(0.62)	—

Net asset value, end of period	$37.18		$35.97	$32.41	$32.97	$50.68

Total Return
Based on net asset value	9.29	%(e)	12.08%	(1.23)%	(33.88)%	1.28	%(f)

Ratios to Average Net Assets
Total expenses	0.48%		0.48%	0.48%	0.48%	0.48	%(g)

Total expenses after fees waived	0.48%		0.48%	0.48%	0.48%	0.48	%(g)

Net investment income (loss)	1.66%		0.93%	0.51%	0.68%	(0.23	)%(g)

Supplemental Data
Net assets, end of period (000)	$728,739		$258,956	$320,820	$253,857	$20,273

Portfolio turnover rate(h)	167%		44%	43%	76%	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been 9.06%.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	25

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout the period)

iShares Gold
Strategy ETF

Period From
06/06/18	(a)
to 10/31/18

Net asset value, beginning of period	$50.00

Net investment income(b)	0.27
Net realized and unrealized loss(c)	(3.51)

Net decrease from investment operations	(3.24)

Net asset value, end of period	$46.76

Total Return
Based on net asset value	(6.48	)%(d)

Ratios to Average Net Assets
Total expenses	0.25	%(e)

Total expenses after fees waived	0.19	%(e)

Net investment income	1.45	%(e)

Supplemental Data
Net assets, end of period (000)	$4,676

Portfolio turnover rate(f)	13	%(d)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements

1.    ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

Diversification
iShares ETF	Classification
Bloomberg Roll Select Commodity Strategy(a)	Non-diversified
Commodities Select Strategy	Diversified
Gold Strategy(b)	Non-diversified

(a)	The Fund commenced operations on April 03, 2018.

(b)	The Fund commenced operations on June 06, 2018.

Basis of Consolidation: The accompanying consolidated financial statements for each Fund include the accounts of its wholly-owned subsidiary in the Cayman Islands (each, a “Subsidiary”) that invests in certain “commodity-linked instruments” and cash and cash equivalents in accordance with each Fund’s investment objective. In compliance with Sub-chapter M of the Internal Revenue Code of 1986, as amended, each Fund may invest up to 25% of its total assets in its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. Each Fund’s commodity-linked instruments held in its Subsidiary are intended to provide the Fund with exposure to applicable commodity markets or commodities consistent with current U.S. federal income tax laws applicable to investment companies such as the Fund. Each Subsidiary has the same investment objective as its Fund.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment- in-kind interest income, if any, are recognized daily on the accrual basis.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its consolidated statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2018, if any, are disclosed in the consolidated statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	27

Notes to Consolidated Financial Statements  (continued)

Net income and realized gains from investments held by each Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (continued)

is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its consolidated schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.    SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the consolidated schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its consolidated schedule of investments. The market value of any securities on loan as of October 31, 2018 and the value of the related cash collateral are disclosed in the consolidated statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2018:

	Market Value of	Cash Collateral		Non-Cash Collateral
iShares ETF and Counterparty	Securities on Loan	Received	(a)	Received	Net Amount

Commodities Select Strategy
Barclays Bank PLC	$1,772,888	$1,772,888		$—	$—
Barclays Capital Inc.	1,177,971	1,177,971		—	—
BNP Paribas Prime Brokerage International Ltd.	248,040	236,994		—	(11,046	)(b)
Citigroup Global Markets Inc.	17,488	17,488		—	—
Credit Suisse Securities (USA) LLC	2,812,280	2,812,280		—	—
Deutsche Bank Securities Inc.	8,123	8,123		—	—
HSBC Bank PLC	5,946,156	5,946,156		—	—
JPMorgan Securities LLC	356,614	356,614		—	—
Merrill Lynch, Pierce, Fenner & Smith	394,281	394,281		—	—
State Street Bank & Trust Company	250,015	250,015		—	—
UBS AG	150,150	150,150		—	—

	$13,134,006	$13,122,960		$—	$(11,046)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s consolidated statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	29

Notes to Consolidated Financial Statements  (continued)

5.    DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: The Funds invest in commodity futures contracts to gain exposure to the applicable commodities markets. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the consolidated schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the consolidated statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Bloomberg Roll Select Commodity Strategy	0.28%
Commodities Select Strategy	0.48
Gold Strategy	0.25

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fee for the iShares Commodities Select Strategy ETF through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates. Additionally, BFA has voluntarily waived a portion of its investment advisory fee for the Fund in the amount of $3,896.

For the period ended October 31, 2018, BFA voluntarily waived its investment advisory fees for the iShares Bloomberg Roll Select Commodity Strategy ETF in the amount of $48,205.

BFA has contractually agreed to waive a portion of its investment advisory fee for the iShares Gold Strategy ETF through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other exchange-traded products sponsored by BFA or its affiliates, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.25%.

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”),an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the iShares Commodities Select Strategy ETF and its Subsidiary.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its consolidated statement of operations. For the year ended October 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Commodities Select Strategy	$13,590

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

During the year ended October 31, 2018, iShares Commodities Select Strategy ETF accrued for a reimbursement of $1,669,892 from an affiliate, which is included in payment by affiliate in the consolidated statement of operations, related to an operating event.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the consolidated statement of operations.

7.    PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Commodities Select Strategy	$301,406,319	$262,029,734
Gold Strategy	139,950	285,631

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Commodities Select Strategy	$149,663,507	$16,605,944
Gold Strategy	1,198,445	—

8.    INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to the use of equalization, realized gains (losses) from in-kind redemptions and the character of income (losses) from Subsidiary were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Bloomberg Roll Select Commodity Strategy	$(2,435,472)	$2,435,472
Commodities Select Strategy	24,112,997	(24,112,997)
Gold Strategy	(241,096)	241,096

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	31

Notes to Consolidated Financial Statements  (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17
Commodities Select Strategy
Ordinary income	$19,895,785	$1,863,172

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) (a)	Total
Bloomberg Roll Select Commodity Strategy	$495,758	$—	$(176,295)	$319,463
Commodities Select Strategy	38,473,502	(19,737,468)	(33,618,933)	(14,882,899)
Gold Strategy	25,609	—	(108,262)	(82,653)

(a)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
Commodities Select Strategy	$19,737,468

For the year ended October 31, 2018, the iShares Commodities Select Strategy ETF utilized $873,952 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Bloomberg Roll Select Commodity Strategy	$39,547,462	$136	$(2,689)	$(2,553)
Commodities Select Strategy	835,661,092	6,722,155	(26,774,330)	(20,052,175)
Gold Strategy	4,752,637	18	(55,452)	(55,434)

9.    PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s consolidated schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its consolidated statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its consolidated schedule of investments.

The iShares Bloomberg Roll Select Commodity Strategy ETF and iShares Commodities Select Strategy ETF (“COMT”) have substantial exposure to certain commodity markets through investments in commodity-linked instruments and for COMT, through commodity-related equities as well. Any negative changes in commodity markets that may be due to changes in supply and demand for the commodities, market events, regulatory developments or other factors that the Funds cannot control could have an adverse impact on the Funds’ portfolios.

The iShares Gold Strategy ETF has substantial exposure to gold through its investments in gold investments and the Fund’s portfolio may be adversely affected by changes or trends in the price of gold, which historically has been volatile. Governments, central banks, or other large holders can influence the production and sale of gold, which may adversely affect the performance of the Fund.

10.    CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 10/31/18

iShares ETF	Shares	Amount

Bloomberg Roll Select Commodity Strategy
Shares sold	1,000,000	$50,058,752
Shares redeemed	(150,000)	(7,335,922)

Net increase	850,000	$42,722,830

	Year Ended 10/31/18		Year Ended 10/31/17

iShares ETF	Shares	Amount	Shares	Amount

Commodities Select Strategy
Shares sold	13,900,000	$519,754,209	4,200,000	$143,234,708
Shares redeemed	(1,500,000)	(56,939,402)	(6,900,000)	(226,397,070)

Net increase (decrease)	12,400,000	$462,814,807	(2,700,000)	$(83,162,362)

	Period Ended 10/31/18

iShares ETF	Shares	Amount

Gold Strategy
Shares sold	100,000	$5,000,000

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	33

Notes to Consolidated Financial Statements  (continued)

11.    LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

12.    REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the consolidated statement of assets and liabilities, consolidated statement of changes in net assets and notes to the consolidated financial statements.

Prior year distribution information and undistributed net investment income in the consolidated statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income

Commodities Select Strategy	$ 1,863,172

Undistributed net investment income as of October 31, 2017 are as follows:

iShares ETF	Undistributed net investment income

Commodities Select Strategy	$ 11,803,090

13.    SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and

Shareholders of iShares Bloomberg Roll Select Commodity Strategy ETF,

iShares Commodities Select Strategy ETF and iShares Gold Strategy ETF

Opinions on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of iShares Bloomberg Roll Select Commodity Strategy ETF, iShares Commodities Select Strategy ETF and iShares Gold Strategy ETF and their subsidiaries (three of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related consolidated statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares Bloomberg Roll Select Commodity Strategy ETF: consolidated statements of operations and changes in net assets for the period April 3, 2018 (commencement of operations) through October 31, 2018.

iShares Commodities Select Strategy ETF: consolidated statement of operations for the year ended October 31, 2018 and consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2018.

iShares Gold Strategy ETF: consolidated statements of operations and changes in net assets for the period June 6, 2018 (commencement of operations) through October 31, 2018.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended October 31, 2018 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction

Commodities Select Strategy	4.04%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended October 31, 2018:

iShares ETF	Qualified Dividend Income

Commodities Select Strategy	$4,097,803

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2018:

iShares ETF	Federal Obligation Interest

Bloomberg Roll Select Commodity Strategy	$29,392
Commodities Select Strategy	405,376
Gold Strategy	1,375

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

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Board Review and Approval of Investment Advisory Contract

I. iShares Bloomberg Roll Select Commodity Strategy ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Because the Fund had not commenced operations as of December 31, 2017, the Board did not review any performance information for the Fund.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability of the iShares complex to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the iShares funds’ operations for the last calendar year. The Board did not consider the profitability of the Fund to BFA and its affiliates since the Fund had not commenced operations as of December 31, 2017. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board noted that the 15(c)Committee had focused on the methodology and profitability presentation during its meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock

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Board Review and Approval of Investment Advisory Contract  (continued)

affiliate, from securities lending by the iShares funds. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA, since the Fund has not commenced operations as of December 31, 2017. The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to other iShares funds by BFA, such as payment of revenue to BTC, the securities lending agent to the iShares funds, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the iShares funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the iShares funds. The Board further noted that any portfolio transactions on behalf of the iShares funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Commodities Select Strategy ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c)Committee reviewed and discussed information provided

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Board Review and Approval of Investment Advisory Contract  (continued)

in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Agreements, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the prior year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

III. iShares Gold Strategy ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Because the Fund had not commenced operations as of December 31, 2017, the Board did not review any performance information for the Fund.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability of the iShares complex to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the iShares funds’ operations for the last calendar year. The Board did not consider the profitability of the Fund to BFA and its affiliates since the Fund had not commenced operations as of December 31, 2017. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the iShares funds. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	41

Board Review and Approval of Investment Advisory Contract  (continued)

shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA, since the Fund has not commenced operations as of December 31, 2017. The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to other iShares funds by BFA, such as payment of revenue to BTC, the securities lending agent to the iShares funds, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the iShares funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the iShares funds. The Board further noted that any portfolio transactions on behalf of the iShares funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Commodities Select Strategy	$2.044803	$ —	$ —	$2.044803	100%	—%	—%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Bloomberg Roll Select Commodity Strategy ETF

Period Covered: April 05, 2018 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.81%
Greater than 0.0% and Less than 0.5%	87	70.15
At NAV	4	3.23
Less than 0.0% and Greater than –0.5%	32	25.81

	124	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	43

Supplemental Information  (unaudited) (continued)

iShares Commodities Select Strategy ETF

Period Covered: October 16, 2014 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.10%
Greater than 1.0% and Less than 1.5%	1	0.10
Greater than 0.5% and Less than 1.0%	4	0.40
Greater than 0.0% and Less than 0.5%	424	42.57
At NAV	45	4.52
Less than 0.0% and Greater than –0.5%	503	50.50
Less than –0.5% and Greater than –1.0%	17	1.71
Less than –1.0% and Greater than –1.5%	1	0.10

	996	100.00%

iShares Gold Strategy ETF

Period Covered: June 08, 2018 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	48	60.75%
At NAV	1	1.27
Less than 0.0% and Greater than –0.5%	29	36.71
Less than –2.0% and Greater than –2.5%	1	1.27

	79	100.00%

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (61)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Mark K. Wiedman(b) (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (69)	Trustee (since 2011); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

Trustee and Officer Information  (continued)

Independent Trustees  (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Charles A. Hurty (75)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (54)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (59)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	47

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

Portfolio Abbreviations - Fixed Income

LIBOR	London Interbank Offered Rate

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017 and was designated as an audit committee financial expert serving on the audit committee effective as of September 15, 2017), John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the eleven series of the registrant for which the fiscal year-end is October 31, 2018 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $119,550 for the fiscal year ended October 31, 2017 and $157,950 for the fiscal year ended October 31, 2018.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2017 and October 31, 2018 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $34,029 for the fiscal year ended October 31, 2017 and $41,591 for the fiscal year ended October 31, 2018. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended October 31, 2017 and October 31, 2018 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2018 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $34,029 for the fiscal year ended October 31, 2017 and $41,591 for the fiscal year ended October 31, 2018.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017), John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares U.S. ETF Trust

By:	/s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:     December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:     December 28, 2018

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:     December 28, 2018